UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2023

Access Fixed Income ETFs
Access Emerging Markets USD Bond ETF (GEMD)
Access High Yield Corporate Bond ETF (GHYB)
Access Inflation Protected USD Bond ETF (GTIP)
Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG)
Access Investment Grade Corporate Bond ETF (GIGB)
Access Treasury 0-1 Year ETF (GBIL)
Access U.S. Aggregate Bond ETF (GCOR)
Access Ultra Short Bond ETF (GSST)

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS EMERGING MARKETS USD BOND ETF

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

∎	ACCESS U.S. AGGREGATE BOND ETF

∎	ACCESS ULTRA SHORT BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

The Goldman Sachs Access Emerging Markets USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Emerging Markets USD Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade and high yield bonds issued by emerging market governments or quasi-government entities denominated in U.S. dollars (“USD”) that meet certain liquidity, governance and fundamental screening criteria. As of August 31, 2023, there were 538 constituents in the Index and the Index had a weighted average maturity of 12.20 years.

The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the government and quasi-government bonds of the FTSE Emerging Markets Broad Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes sovereign and quasi-sovereign debt issued in USD with a minimum of $500 million and $250 million outstanding, respectively, that is rated at least C by S&P Global Ratings (“S&P”) or Ca by Moody’s Investors Service, Inc. (“Moody’s”). Only constituents of the Reference Index that have a minimum issue equivalent of $500 million outstanding, a minimum issuer size of $1 billion, and are rated at least B- by S&P or B3 by Moody’s are included in the Universe. The weight of each country within the Universe is capped at 5%. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies both governance and fundamental screens to the Universe. First, issuers are ranked by improvement or deterioration in governance based on the Worldwide Governance Indicators. Based on this ranking, the bottom 10% of issuing countries are excluded from the Universe. Second, issuers are ranked by improvement or deterioration in two fundamental factors, import coverage and inflation. Based on this second ranking, the bottom 5% of issuing countries are excluded from the Universe. Inclusion or exclusion of quasi-government bonds is based on the country of domicile.

As of August 31, 2023, issuers from 40 emerging market countries were included in the Index. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. The countries included in the Index may change over time. The percentage of the portfolio exposed to any country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each country or geographic region at all times.

The securities included in the Index include non-investment grade fixed income securities (commonly known as “junk bonds”).

Non-investment grade fixed income securities in the Index are securities rated below BBB- by S&P or Baa3 by Moody’s. The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index.

The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, governance characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

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INVESTMENT PROCESS

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of August 31, 2023, there were 875 constituents in the Index and the Index had a weighted average maturity of 4.90 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by S&P Global Ratings (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) if neither fundamental factor described below is available, are rated at least CCC+ by S&P or Caa1 by Moody’s, are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) is designed to track the performance of inflation-protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of August 31, 2023, there were 43 issues in the Index and the Index had a weighted average maturity of 7.22 years and a weighted average duration of 6.77 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

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INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes fixed-rate, sovereign bonds denominated in USD that are linked to an inflation index. Only constituents of the Reference Index that are U.S. Treasury Inflation-Protected Securities (“TIPS”), have a minimum of 1 year to maturity and a minimum issue size of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings) are included in the Universe.

Step 2 - In the second step, the Index Provider screens the Universe to exclude securities that are unseasoned. The Index excludes “on-the-run” bonds, or the newest issues for each security term. The Index is constructed by weighting each constituent to match the weighted average real yield duration of the Universe.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of August 31, 2023, there were 3,033 constituents in the Index and the Index had a weighted average maturity of 11.45 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

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INVESTMENT PROCESS

The FTSE Goldman Sachs US Investment Grade Corporate Bond 1-5 Years Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria. As of August 31, 2023, there were 2,352 constituents in the Index and the Index had a weighted average maturity of 2.90 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential Index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $250 million outstanding, remaining maturities between one and five years, and from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of constituents of the Reference Index with remaining maturities between one and five years.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 12 months and (ii) cash.

As of August 31, 2023, there were 90 issues in the Index and the Index had a weighted average maturity of 0.26 years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

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INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. To-Be-Announced (“TBA”) transactions representing securities included in the Fund’s underlying index are counted towards the Fund’s 80% investment policy.

The FTSE Goldman Sachs US Broad Bond Market Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria. The Index consists of the following fixed income asset class sectors: U.S. Treasury Securities, corporate bonds, mortgage-backed securities, government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities. As of August 31, 2023, there were 8,450 constituents in the Index and the Index had a weighted average maturity of 9.08 years. In addition, as of August 31, 2023, the percentage breakdown of bonds included in the Index was as follows: U.S. Treasury securities (41.6%), corporate bonds (25.3%), mortgage-backed securities (26.5%), asset-backed securities (0.2%), government-sponsored securities (3.5%), emerging markets debt (2.7%) and non-U.S. sovereign and provincial securities (0.1%). The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”), using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to constituents of the Reference Index as described below. All constituents of the Reference Index must have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

U.S. Treasury Securities: “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. U.S. Treasury Securities that are included in the Reference Index must have a minimum of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings). Only fixed-rate U.S. Treasury Securities within the Reference Index are included in the Universe.

Corporate Bonds: Corporate bonds that are included in the Reference Index must have a minimum of $250 million outstanding. Only corporate bonds within the Reference Index from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Mortgage-Backed Securities: Mortgage-backed securities that are included in the Reference Index must have a minimum issuer size of $250 million. Only mortgage-backed securities within the Reference Index that have a minimum of $1 billion outstanding per origination year generic when the coupon has a minimum amount outstanding of $5 billion are included in the Universe.

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INVESTMENT PROCESS

Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities: Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities that are included in the Reference Index must have a minimum of $1 billion, $500 million and $250 million outstanding, respectively. All government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Reference Index are included in the Universe, except for callable zero coupon bonds, bonds callable less than one year from the issue date, and bonds issued by supranational entities.

Step 2 - In the second step, the Index Provider applies specified fundamental screens to each type of constituents in the Universe as described below.

U.S. Treasury Securities: U.S. Treasury Securities within the Universe are screened to exclude securities that are “on-the-run” bonds, or the newest issues for each security term. The remaining U.S. Treasury Securities are divided into “maturity sectors” according to their weighted average maturities. The weight of each U.S. Treasury Security within its maturity sector is determined through an optimization process with the goal of maximizing projected one-month return net of transaction costs subject to a cap on volatility.

Corporate Bonds: Corporate bond issuers within the Universe are grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

Mortgage-Backed Securities: Mortgage-backed securities within the Universe are grouped by issuer agency and are ranked within each issuer agency group based on “seasoning” (i.e., the length of time the security has been publicly traded). “Unseasoned” mortgage-backed securities (i.e., securities with less than six months of loan age) within each issuer agency group are removed from the Index. In addition, the most “negatively convex” mortgage-backed securities within each issuer agency group are removed from the Index (“negative convexity” refers to the tendency for a security’s price to fall when interest rates fall). The weights of the remaining mortgage-backed securities in the Index are determined according to their market capitalizations within the Reference Index, and the weight of each issuer agency group is adjusted to match the weighted average effective duration of such group within the Reference Index.

Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities: Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Universe are included in the Index in accordance with their market capitalizations.

ALL ABOVE FUNDS

Each of the FTSE Goldman Sachs Emerging Markets USD Bond Index, FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index and FTSE Goldman Sachs US Broad Bond Market Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month. The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is rebalanced monthly on the last business day of the month to account for changes in maturities (i.e., removing securities with less than 1 year to maturity), new issues and duration to closely match the weighted average real yield duration of its Universe.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index.

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INVESTMENT PROCESS

Each Fund may or may not hold all of the securities in its Index. Each of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF and Goldman Sachs Access U.S. Aggregate Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. Each of the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access Inflation Protected USD Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

At the end of each Fund’s Reporting Period, i.e., August 31, 2023, we continued to believe the Funds may provide investors with smoother performance and less volatility, as a smart beta approach should provide liquidity while minimizing exposure to factors historically associated with volatility and underperformance.*

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Net Assets in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, collateralized loan obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one NRSRO (at least A-2, P-2, or F2 by S&P Global Ratings (“S&P”), Moody’s Investor Services (“Moody’s”) or Fitch Ratings Inc. (“Fitch”), respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by S&P, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks

*	Smart beta refers to quantitative index-based strategies. Liquidity is the ability to invest or redeem during market hours. Volatility refers to the annualized standard deviation of returns.

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INVESTMENT PROCESS

and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse — with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

•	Thoughtfully combine diversified sources of return by employing multiple strategies

•	Take a global perspective to uncover relative value opportunities

•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views

•	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

•	Build a strong team of skilled investors who excel on behalf of our clients.

* * *

At the end of the Reporting Period, i.e. the 12-month period ended August 31, 2023, we believed the major factors that would influence the fixed income markets included global economic conditions (with modest growth reflecting resilient consumer demand, although softer China growth was likely to weigh on global activity); inflation (moderating further, reflecting supply-chain improvements and slower wage growth); central bank policy decisions (with developed markets’ central banks remaining on hold in the near term and emerging markets’ central banks taking the lead on interest rate cuts); geopolitical risk (especially related to Russia and China); and the relative strength of the U.S. dollar (potential impact on commodity prices and global markets).

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PORTFOLIO RESULTS

Goldman Sachs Access Emerging Markets USD Bond ETF

Investment Objective

The Goldman Sachs Access Emerging Markets USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Emerging Markets USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 3.54% based on net asset value (“NAV”) and 4.80% based on market price. The Index returned 4.06% during the same period.

The Fund had an NAV of $40.58 per share on August 31, 2022 and ended the Reporting Period with an NAV of $39.59 per share. The Fund’s market price on August 31, 2023 was $39.64 per share.

Effective February 17, 2023, Goldman Sachs Asset Management, L.P. (“GSAM”), the Fund’s investment adviser, implemented a management fee waiver for the Fund such that total annual fund operating expenses after the fee waiver are 0.39% until February 17, 2025 or until terminated with the approval of the Board of Trustees.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade and high yield bonds issued by emerging market governments or quasi-government entities denominated in U.S. dollars that meet certain liquidity, governance and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the government and quasigovernment bonds of the FTSE Emerging Markets Broad Bond Index (the “Reference Index”) using concepts developed with GSAM. The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index. The Fund invests in U.S. dollar-denominated sovereign and quasi-sovereign debt of emerging market countries, both investment grade and below investment grade bonds included.

Overall, the performance of the emerging debt markets are driven by five key factors — duration (whether interest rates are rising or falling), spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries), value of the U.S. dollar, macroeconomic conditions and geopolitical concerns.

U.S. dollar-denominated emerging markets debt produced modest gains during the Reporting Period. The asset class benefited from narrowing spreads, which helped offset the impact of higher interest rates as central banks tightened monetary policy. Spreads on global sovereign emerging markets debt tightened approximately 79 basis points during the Reporting Period, from 501 basis points to 422 basis points. (A basis point is 1/100th of a percentage point.) Geopolitical concerns, such as the Russia/Ukraine war and overall tensions

9

PORTFOLIO RESULTS

between Western nations and China, dampened returns. The value of the U.S. dollar, which fluctuated during the Reporting Period, had a rather neutral impact on the performance of U.S. dollar-denominated emerging markets debt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.11 years, a weighted average maturity of 12.30 years and a weighted average coupon of 5.18% as of August 31, 2023. The Fund’s weighted average yield to maturity was 6.94% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 6.67%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AA	5.44%
A	16.85%
BBB	37.15%
BB	15.70%
B	22.42%
Not Rated	1.82%
Cash	0.63%

Q	What was the Fund’s regional allocation at the end of the Reporting Period?[3]

A	Of the approximately 99.02% of the Fund’s assets invested in emerging markets debt at the end of the Reporting Period, approximately 40.06% was in Latin America, 15.06% in Europe, 23.87% in the Middle East and Africa, 19.78% in Asia and 0.25% elsewhere.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P Global Ratings, Moody’s Investor Services and Fitch Ratings Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Emerging Markets USD Bond Index.

10

FUND BASICS

Access Emerging Markets USD Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023
Market Price[1]	$39.64
Net Asset Value (NAV)[1]	$39.59

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business
Brazilian Government International Bond, 6.00%, 10/20/33	1.5%	Brazil
Philippine Government International Bond, 10.63%, 03/16/25	1.4	Philippines
Pertamina Persero PT, 3.10%, 08/27/30	1.3	Indonesia
Hungary Government International Bond, 7.63%, 03/29/41	1.2	Hungary
Republic of Kenya Government International Bond, 6.88%, 06/24/24	1.1	Kenya
Mexico Government International Bond, 4.88%, 05/19/33	1.1	Mexico
Bahrain Government International Bond, 7.00%, 01/26/26	1.1	Bahrain
Chile Government International Bond, 3.50%, 01/31/34	1.0	Chile
Turkey Government International Bond, 5.75%, 05/11/47	1.0	Turkey
Turkey Government International Bond, 5.60%, 11/14/24	1.0	Turkey

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
Government	87.0%
Energy	7.1
Financials	2.5
Materials	2.0
Industrials	0.9
Investment Company	0.5

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

11

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on February 15, 2022 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Emerging Markets USD Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Emerging Markets USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2022 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced February 15, 2022)	3.54%	-8.75%

Shares based on Market Price (Commenced February 15, 2022)	4.80%	-8.69%

FTSE Goldman Sachs Emerging Markets USD Bond Index	4.06%	-9.13%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

12

PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.13% based on net asset value (“NAV”) and 8.09% based on market price. The Index returned 7.47% during the same period.

The Fund had an NAV of $42.70 per share on August 31, 2022 and ended the Reporting Period with an NAV of $43.08 per share. The Fund’s market price on August 31, 2023 was $43.04 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns but modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the performance of the broad U.S. fixed income market was driven, in our view, by a combination of higher interest rates and a generally healthy U.S. economic backdrop. U.S. economic data was relatively robust, despite above-average inflation, with strong consumer spending, a tight labor market and rising wages. The U.S. Federal Reserve (the “Fed”) continued to raise interest rates in an effort to stem inflation, lifting the targeted federal funds rate by a total of 300 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.)

Although bonds were pressured by higher interest rates, a number of fixed income sectors, including high yield corporate bonds, recorded positive returns. High yield corporate bonds benefited from the strong U.S. economic backdrop and the comparatively higher yields they offered. The sector was also less hurt by rising interest rates than some other fixed income sectors, as many high yield issuers had previously borrowed or refinanced their debt at lower levels. In addition, high yield corporate bonds were helped by spread tightening; high yield spreads narrowed from 486 basis points to 373 basis points during the Reporting

13

PORTFOLIO RESULTS

Period. Lastly, the high yield corporate bond sector benefited from its historical correlation with equities, as stocks rose overall during the Reporting Period.[1]

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[2]

A	The Fund had a weighted average duration of 3.55 years, a weighted average maturity of 4.76 years and a weighted average coupon of 5.65% as of August 31, 2023. The Fund’s weighted average yield to maturity was 7.81% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 7.69%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[3]

A

BB	51.90%
B	39.04%
CCC	7.23%
C	0.58%
Cash	1.25%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 98.13% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 85.29% was in industrials, 10.30% in financials and 2.63% in utilities.[4]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[5]

A	While the Index was 99.23% invested in high yield corporate bonds, 0.77% invested in emerging market corporate bonds and 0.00% in cash, the Fund was 98.13% invested in high yield corporate bonds, 0.62% in emerging markets corporate bonds and 1.25% in cash at the end of the Reporting Period.

[1]	Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

[2]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P Global Ratings, Moody’s Investor Services and Fitch Ratings Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[4]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[5]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

14

FUND BASICS

Access High Yield Corporate Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023
Market Price[1]	$43.04
Net Asset Value (NAV)[1]	$43.08

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business
Medline Borrower LP, 3.88%, 04/01/29	0.9%	Consumer Noncyclical
Carnival Corp., 7.63%, 03/01/26	0.8	Consumer Cyclical
Carnival Corp., 6.00%, 05/01/29	0.8	Consumer Cyclical
CommScope, Inc., 6.00%, 03/01/26	0.8	Hardware
TransDigm, Inc., 6.25%, 03/15/26	0.7	Aerospace & Defense
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer, 4.25%, 10/15/27	0.7	Insurance
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29	0.7	Transportation
Bombardier, Inc., 7.13%, 06/15/26	0.7	Aerospace & Defense
Caesars Entertainment, Inc., 6.25%, 07/01/25	0.7	Consumer Cyclical
Organon & Co. / Organon Foreign Debt Co.-Issuer BV, 4.13%, 04/30/28	0.7	Consumer Noncyclical

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
Consumer, Cyclical	23.5%
Consumer, Non-cyclical	15.4
Energy	14.0
Telecommunication Services	13.2
Financials	11.6
Industrials	9.5
Materials	5.0
Information Technology	3.8
Utilities	3.0
Investment Company	1.0

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

15

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 5, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs High Yield Corporate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access High Yield Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2017 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	5 Year Return	Since Inception
Shares based on NAV (Commenced September 5, 2017)	7.13%	2.79%	2.75%

Shares based on Market Price (Commenced September 5, 2017)	8.09%	2.79%	2.73%

FTSE Goldman Sachs High Yield Corporate Bond Index	7.47%	3.09%	3.08%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

16

PORTFOLIO RESULTS

Goldman Sachs Access Inflation Protected USD Bond ETF

Investment Objective

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.64% based on net asset value (“NAV”) and -3.48% based on market price. The Index returned -3.53% during the same period.

The Fund had an NAV of $51.68 per share on August 31, 2022 and ended the Reporting Period with an NAV of $48.32 per share. The Fund’s market price on August 31, 2023 was $48.36 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Two key drivers of return for the Treasury inflation protected securities (“TIPS”) market are interest rates, given the sector’s longer duration profile, and inflation. During the Reporting Period, the yield on the 10-year U.S. Treasury rose by approximately 94 basis points to 4.09%. (A basis point is 1/100th of a percentage point.) The increase in Treasury yields was driven by the U.S. Federal Reserve’s (“Fed”) hawkish monetary policy. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The Fed raised the targeted federal funds rate by a total of 300 basis points during the Reporting Period in an effort to stem inflation. As for inflation, annualized Consumer Price Index readings fell from 8.2% at the start of the Reporting Period to 3.7% in August 2023. While declining dramatically, inflation remained persistent and well above the Fed’s target of approximately 2%. Still, inflation was not at high enough levels during the Reporting Period to offset the impact of rising interest rates, which drove negative returns for the sector during the Reporting Period.

17

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 6.72 years, a weighted average maturity of 7.20 years and a weighted average coupon of 0.56% as of August 31, 2023. The Fund’s weighted average yield to maturity was 4.76% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 6.31%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. TIPS, the Fund was 99.47% invested in U.S. TIPS and 0.53% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index.

18

FUND BASICS

Access Inflation Protected USD Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023
Market Price[1]	$48.36
Net Asset Value (NAV)[1]	$48.32

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/26	8.7%
U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	8.1
U.S. Treasury Inflation Indexed Bond, 0.13%, 07/15/26	7.5
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/30	7.3
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/26	7.3
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/24	5.6
U.S. Treasury Inflation Indexed Bond, 0.13%, 07/15/30	5.1
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	5.1
U.S. Treasury Inflation Indexed Bond, 2.13%, 02/15/40	4.8
U.S. Treasury Inflation Indexed Bond, 0.75%, 02/15/42	4.6

[2]	The holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
Government	99.5%
Investment Company	0.5

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

19

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on October 2, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Inflation Protected USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 2, 2018 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced October 2, 2018)	-3.64%	2.47%

Shares based on Market Price (Commenced October 2, 2018)	-3.48%	2.48%

FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	3.53%	2.57%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

20

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Investment Grade Corporate Bond 1-5 Years Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.11% based on net asset value (“NAV”) and 2.34% based on market price. The Index returned 2.31% during the same period.

The Fund had an NAV of $46.46 per share on August 31, 2022 and ended the Reporting Period with an NAV of $46.01 per share. The Fund’s market price on August 31, 2023 was $46.03 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund generated positive absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

The performance of the fixed income markets was influenced during the Reporting Period by a combination of higher interest rates and a generally healthy economic backdrop. U.S. economic data was relatively robust, despite above-average inflation, with strong consumer spending, a tight labor market and rising wages. The U.S. Federal Reserve (the “Fed”) continued to raise interest rates in an effort to stem inflation, lifting the targeted federal funds rate by a total of 300 basis points to a range between 5.25% and 5.50%. (A basis point is 1/100th of a percentage point.) Yields rose across the U.S. Treasury yield curve, or spectrum of maturities, with shorter-term yields rising more than longer-term yields. The bellwether 10-year U.S. Treasury yield was up 94 basis points during the Reporting Period, from 3.15% to 4.09%. Shorter-term U.S. Treasury yields rose even more, with the three-year U.S. Treasury yield increasing 103 basis points, from 3.46% to 4.54% during the Reporting Period.

21

PORTFOLIO RESULTS

The two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields. Although an inverted yield curve has historically foreshadowed a recession, disinflationary trends combined with relatively strong economic data fueled market optimism about the possibility of a soft economic landing. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

Although bonds were pressured by higher interest rates, a number of fixed income sectors, including investment grade corporate bonds, produced positive returns. Investment grade corporate bonds benefited from tightening credit spreads, which helped boost returns and offset the impact of higher interest rates. Short-term investment grade corporate bond spreads narrowed by approximately 11 basis points, from 98 basis points to 87 basis points, during the Reporting Period. Corporate fundamentals generally remained healthy despite pockets of stress, such as the regional banking industry following the failure of Silicon Valley Bank.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 2.60 years, a weighted average maturity of 2.88 years and a weighted average coupon of 3.62% as of August 31, 2023. The Fund’s weighted average yield to maturity was 5.61% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 5.44%.
[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

22

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	0.33%
AA	8.34%
A	38.04%
BBB	51.90%
BB	0.87%
Cash	0.53%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 98.60% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 39.96% was in financials, 52.66% in industrials and 5.98% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 98.21% allocated to investment grade corporate bonds, 0.71% allocated to high yield corporate bonds, 0.17% allocated to quasi-government securities, 0.89% to emerging markets debt, 0.02% allocated to asset backed securities and 0.00% in cash, the Fund was 98.60% invested in investment grade corporate bonds, 0.87% in high yield corporate bonds and 0.53% in cash at the end of the Reporting Period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P Global Ratings, Moody’s Investor Services and Fitch Ratings Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index.

23

FUND BASICS

Access Investment Grade Corporate 1-5 Year Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023
Market Price[1]	$46.03
Net Asset Value (NAV)[1]	$46.01

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co., 5.30%, 07/24/29	1.1%	Banks
Morgan Stanley, Series MTN, 5.16%, 04/20/29	1.1	Banks
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25	1.1	Banks
Royal Bank of Canada, 3.63%, 05/04/27	1.0	Banks
International Business Machines Corp., 6.22%, 08/01/27	1.0	Technology
Apple, Inc., 4.00%, 05/10/28	1.0	Technology
Westpac Banking Corp., 5.46%, 11/18/27	0.8	Banks
Amazon.com, Inc., 3.80%, 12/05/24	0.8	Consumer Cyclical
Canadian Imperial Bank of Commerce, 1.25%, 06/22/26	0.8	Banks
Bank of America Corp., Series MTN, 2.55%, 02/04/28	0.7	Banks

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
Financials	41.9%
Industrials	10.5
Energy	10.2
Consumer, Non-cyclical	9.3
Consumer, Cyclical	8.3
Information Technology	7.1
Utilities	6.2
Telecommunication Services	5.6
Materials	0.9

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

24

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on July 7, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 7, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced July 7, 2020)	2.11%	-0.83%

Shares based on Market Price (Commenced July 7, 2020)	2.34%	-0.82%

FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	2.31%	-0.62%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.84% based on net asset value (“NAV”) and 1.29% based on market price. The Index returned 0.84% during the same period.

The Fund had an NAV of $45.81 per share on August 31, 2022 and ended the Reporting Period with an NAV of $44.63 per share. The Fund’s market price on August 31, 2023 was $44.63 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

The performance of the fixed income markets was influenced during the Reporting Period by a combination of higher interest rates and a generally healthy economic backdrop. U.S. economic data was relatively robust, despite above-average inflation, with strong consumer spending, a tight labor market and rising wages. The U.S. Federal Reserve (the “Fed”) continued to raise interest rates in an effort to stem inflation, lifting the targeted federal funds rate by a total of 300 basis points to a range between 5.25% and 5.50%. (A basis point is 1/100th of a percentage point.) Yields rose across the U.S. Treasury yield curve, or spectrum of maturities, with shorter-term yields rising more than longer-term yields. The bellwether 10-year U.S. Treasury yield was up 94 basis points during the Reporting Period, from 3.15% to 4.09%. Shorter-term U.S. Treasury security yields rose even more, with the three-year U.S. Treasury yield increasing 103 basis points, from 3.46% to 4.54% during the Reporting Period.

The two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields. Although an inverted yield curve has historically

26

PORTFOLIO RESULTS

foreshadowed a recession, disinflationary trends combined with relatively strong economic data fueled market optimism about the possibility of a soft economic landing. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

Although bonds were pressured by higher interest rates, a number of fixed income sectors, including investment grade corporate bonds, produced positive returns. Investment grade corporate bonds benefited from tightening credit spreads, which helped boost returns and offset the impact of higher interest rates. Investment grade corporate spreads narrowed by approximately 23 basis points, from 140 basis points to 117 basis points, during the Reporting Period. Corporate fundamentals generally remained healthy despite pockets of stress, such as the regional banking industry following the failure of Silicon Valley Bank.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 6.93 years, a weighted average maturity of 10.68 years and a weighted average coupon of 3.87% as of August 31, 2023. The Fund’s weighted average yield to maturity was 5.61% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 5.43%.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e., the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

27

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	1.17%
AA	7.70%
A	40.48%
BBB	49.84%
BB	0.39%
Cash	0.42%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 98.07% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 36.19% was in financials, 59.44% in industrials and 2.43% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 98.42% allocated to investment grade corporate bonds, 0.43% allocated to high yield corporate bonds, 0.92% allocated to emerging markets corporate bonds, 0.22% allocated to quasi-government securities and 0.00% in cash, the Fund was 98.07% invested in investment grade corporate bonds, 0.39% in high yield corporate bonds, 0.69% in emerging markets corporate bonds, 0.43% in quasi-government securities and 0.49% in cash at the end of the Reporting Period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P Global Ratings, Moody’s Investor Services and Fitch Ratings Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

28

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023
Market Price[1]	$44.63
Net Asset Value (NAV)[1]	$44.63

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business

American Express Co., 3.00%, 10/30/24	0.4%	Banks
Morgan Stanley, 2.19%, 04/28/26	0.4	Banks
Oracle Corp., 6.90%, 11/09/52	0.4	Software
Morgan Stanley, 2.94%, 01/21/33	0.4	Banks
Cigna Group (The), 4.13%, 11/15/25	0.4	Healthcare
AbbVie, Inc., 3.60%, 05/14/25	0.4	Consumer Noncyclical
Morgan Stanley, Series MTN, 1.79%, 02/13/32	0.3	Banks
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46	0.3	Food and Beverage
NVIDIA Corp., 0.58%, 06/14/24	0.3	Technology
Oracle Corp., 6.25%, 11/09/32	0.3	Software

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
Financials	37.5%
Consumer, Non-cyclical	19.1
Telecommunication Services	11.7
Information Technology	8.8
Energy	8.2
Consumer, Cyclical	5.7
Industrials	5.2
Utilities	2.4
Materials	1.2
Investment Company	0.2

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

29

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on June 6, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Investment Grade Corporate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 6, 2017 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	5 Year Return	Since Inception
Shares based on NAV (Commenced June 6, 2017)	0.84%	1.38%	1.12%

Shares based on Market Price (Commenced June 6, 2017)	1.29%	1.40%	1.12%

FTSE Goldman Sachs Investment Grade Corporate Bond Index	0.84%	1.54%	1.30%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

30

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 3.99% based on net asset value (“NAV”) and 4.00% based on market price. The Index returned 4.23% during the same period.

The Fund had an NAV of $99.84 on August 31, 2022 and ended the Reporting Period with an NAV of $100.07 per share. The Fund’s market price on August 31, 2023 was $100.12 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or Goldman Sachs Asset Management, L.P. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns but modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The Fund’s and the Index’s performance was largely reflective of the performance of front-end, or short-term, U.S. Treasury rates, which were primarily affected, in turn, by U.S. Federal Reserve (“Fed”) policy. During the Reporting Period, the Fed continued to raise interest rates, increasing the targeted federal funds rate by a total of 300 basis points — to a range between 5.25% and 5.50% — in an effort to stem inflation. (A basis point is 1/100th of a percentage point.) This put upward pressure on short-term U.S. interest rates and downward pressure on short-term bond prices. In fact, short-term U.S. interest rates increased significantly during the Reporting Period, with six-month U.S. Treasury yields up from 3.32% to 5.48%.

The Fund is an ultra-short bond fund, i.e., it invests in U.S. Treasury securities with maturities of one-month to one-year, and thus its NAV has a low sensitivity to interest rate changes, which helped insulate the Fund from the increase in interest rates during the Reporting Period. In addition, rising yields provided additional income as maturing bonds were reinvested, bolstering the Fund’s return during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar

31

PORTFOLIO RESULTS

instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 1, 2022, David Fishman no longer served as a portfolio manager for the Fund. Todd Henry and David Westbrook continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.32 years, a weighted average maturity of 0.32 years and a weighted average coupon of 0.01% as of August 31, 2023. The Fund’s weighted average yield to maturity was 5.37% on August 31, 2023. The 30-day net standardized yield of the Fund at the end of the Reporting Period was 5.18%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. Treasury securities at the end of the Reporting Period, the Fund was 99.99% invested in U.S. Treasury securities, with the remainder in cash.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e., the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

32

FUND BASICS

Access Treasury 0-1 Year ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$100.12
Net Asset Value (NAV)[1]	$100.07

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bill, 5.40%	10/12/23	7.5%
U.S. Treasury Bill, 5.47%	11/30/23	7.4
U.S. Treasury Bill, 4.98%	10/05/23	6.8
U.S. Treasury Bill, 5.40%	10/12/23	6.6
U.S. Treasury Bill, 5.28%	10/05/23	4.0
U.S. Treasury Bill, 5.45%	01/04/24	3.5
U.S. Treasury Bill, 5.47%	02/01/24	3.0
U.S. Treasury Bill, 5.40%	12/07/23	3.0
U.S. Treasury Bill, 5.38%	11/09/23	2.7
U.S. Treasury Bill, 5.48%	02/08/24	2.7

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

33

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 6, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE US Treasury 0-1 Year Composite Select Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Treasury 0-1 Year ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2016 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	5 Year Return	Since Inception
Shares based on NAV (Commenced September 6, 2016)	3.99%	1.55%	1.38%

Shares based on Market Price (Commenced September 6, 2016)	4.00%	1.55%	1.38%

FTSE US Treasury 0-1 Year Composite Select Index	4.23%	1.69%	1.51%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

34

PORTFOLIO RESULTS

Goldman Sachs Access U.S. Aggregate Bond ETF

Investment Objective

The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Broad Bond Market Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -1.58% based on net asset value (“NAV”) and -1.44% based on market price. The Index returned -1.26% during the same period.

The Fund had an NAV of $42.88 per share on August 31, 2022 and ended the Reporting Period with an NAV of $40.88 per share. The Fund’s market price on August 31, 2023 was $40.99 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is normally rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the corporate bond constituents of the Index on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, U.S. bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

The performance of the fixed income markets was driven during the Reporting Period by a combination of higher interest rates and a generally healthy economic backdrop. U.S. economic data was relatively robust, despite above-average inflation, with strong consumer spending, a tight labor market and rising wages. The U.S. Federal Reserve (the “Fed”) continued to raise interest rates in an effort to stem inflation, lifting the targeted federal funds rate by a total of 300 basis points to a range between 5.25% and 5.50%. (A basis point is 1/100th of a percentage point.) Higher interest rates put downward pressure on bond prices, resulting in a negative return for the broad U.S. fixed income market.

The Fund had a duration of six to seven years during the Reporting Period, which means moves in the U.S. Treasury yield curve, particularly in the five-year to 10-year segment

35

PORTFOLIO RESULTS

of the maturity spectrum, made the Fund sensitive to moves in this intermediate segment of the curve. During the Reporting Period, five-year U.S. Treasury yields increased approximately 93 basis points, while the bellwether 10-year U.S. Treasury yield was up 94 basis points, from 3.15% to 4.09%.

Investment grade corporate spreads narrowed by approximately 23 basis points during the Reporting Period, from 140 basis points to 117 basis points. U.S. mortgage-backed securities spreads widened by 13 basis points, from 40 basis points to 53 basis points, during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 6.30 years, a weighted average maturity of 8.95 years and a weighted average coupon of 2.70% as of August 31, 2023. The Fund’s weighted average yield to maturity was 5.04% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 4.77%.
[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

36

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	45.34%
Agency Securities	26.13%
AAA	0.25%
AA	2.79%
A	10.95%
BBB	14.18%
BB	0.31%
Cash	0.04%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A

Sector	Fund	Index

U.S. Treasuries	45.34%	41.62%
Foreign Government Securities	0.00%	0.13%
Quasi-Government Securities	0.46%	3.50%
Asset-Backed Securities	0.00%	0.20%
Commercial Mortgage-Backed Securities	0.00%	0.00%
Residential Mortgage-Backed Securities	26.13%	26.53%
Investment Grade Corporate Bonds	24.71%	25.11%
High Yield Corporate Bonds	0.19%	0.18%
Emerging Markets Debt	3.13%	2.74%
Cash	0.04%	0.00%

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P Global Ratings, Moody’s Investor Services and Fitch Ratings Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Broad Bond Market Index.

37

FUND BASICS

Access U.S. Aggregate Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023
Market Price[1]	$40.99
Net Asset Value (NAV)[1]	$40.88

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets

U.S. Treasury Note, 0.25%, 10/31/25	9.9%
U.S. Treasury Note, 1.50%, 10/31/24	6.9
U.S. Treasury Note, 1.63%, 05/15/26	4.9
U.S. Treasury Note, 2.00%, 02/15/25	4.2
U.S. Treasury Note, 2.50%, 01/31/25	3.8
U.S. Treasury Bond, 2.50%, 02/15/45	2.5
U.S. Treasury Bond, 2.75%, 08/15/42	2.4
U.S. Treasury Bond, 2.25%, 02/15/52	1.9
Federal National Mortgage Association, 5.00%, 04/01/53	1.8
Federal National Mortgage Association, 3.00%, 09/15/53	1.8

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
U.S. Treasury Notes	28.1%
Mortgage-Backed Securities	27.5
Corporate Obligations	17.4
Investment Company	8.1
U.S. Treasury Bonds	7.7
Foreign Corporate Debt	5.2
U.S. Treasury Obligations	3.9
Foreign Debt Obligations	2.1

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

38

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 8, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE Goldman Sachs US Broad Bond Market Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access U.S. Aggregate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 8, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 8, 2020)	-1.58%	-4.92%

Shares based on Market Price (Commenced September 8, 2020)	-1.44%	-4.84%

FTSE Goldman Sachs US Broad Bond Market Index	-1.26%	-4.70%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

39

PORTFOLIO RESULTS

Goldman Sachs Access Ultra Short Bond ETF

Investment Objective

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to provide current income with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 4.25% based on net asset value (“NAV”) and 4.28% based on market price. The Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index (the “Index”), returned 4.44% for the same period.

The Fund had an NAV of $49.95 per share on August 31, 2022 and ended the Reporting Period with an NAV of $49.98 per share. The Fund’s market price on August 31, 2023 was $49.99 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, collateralized loan obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) (at least A-2, P-2, or F2 by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by S&P, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by Goldman Sachs Asset Management, L.P. (“GSAM”) to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

During the Reporting Period, the Fund generated positive absolute returns but modestly lagged the Index. The Fund, as

40

PORTFOLIO RESULTS

an actively managed, broadly diversified portfolio of high quality short-term holdings across multiple spread, or non-U.S. Treasury, sectors, slightly underperformed the Index during the Reporting Period due primarily to differences in sector positioning and duration and yield curve positioning relative to that of the Index.

Overall, short term bond returns are driven by two primary factors — short-term interest rates and sector yields.

During the Reporting Period, in a continuing effort to stem inflation, the U.S. Federal Reserve (the “Fed”) raised the targeted federal funds rate by a total of 300 basis points — to a range between 5.25% and 5.50%. (A basis point is 1/100th of a percentage point.) As the Fed tightened monetary policy, yields rose across the U.S. Treasury yield curve, or spectrum of maturities, with shorter-term yields rising more than longer-term yields. The bellwether 10-year U.S. Treasury yield was up 94 basis points during the Reporting Period, from 3.15% to 4.09%. Shorter-term interest rates rose even more significantly, with six-month U.S. Treasury yields up 212 basis points, from 3.32% to 5.48% during the Reporting Period.

The increase in short-term interest rates put downward pressure on short-term bond prices during the Reporting Period, but since the Fund is an ultra-short bond fund, i.e., it maintains an effective duration of less than one year, its NAV has a low sensitivity to interest rate changes, thus mitigating the impact of higher rates. The Fund’s allocation to floating rate assets also helped reduce the effect of rising rates, enabling the yield of the strategy to increase along with the market. Lastly, the Fund benefited from credit spread tightening. (Credit spreads are yield differentials versus duration-equivalent U.S. Treasuries.) During the Reporting Period, short-dated, i.e. maturities of one to three years, investment grade credit yields tightened by approximately 3 basis points, from 76 basis points to 73 basis points.

A broad diversified portfolio of high quality short-term holdings, across investment grade corporate credit, U.S. Treasuries, mortgage-backed securities and other securitized credit, helped the Fund achieve a high level of current income for investors while also providing reduced volatility as yields of various individual sectors fluctuated during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 1, 2022, David Fishman no longer served as a portfolio manager for the Fund. Todd Henry and David Westbrook continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.65 years, a weighted average maturity of 2.03 years and a weighted average coupon of 4.93% as of August 31, 2023. The Fund’s weighted average yield to maturity was 5.78% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 5.11%.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

41

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	5.61%
Agency Securities	22.22%
AAA	28.64%
AA	7.07%
A	20.37%
BBB	4.86%
Cash	11.24%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	While the Index was 100% allocated to U.S. Treasury securities, the Fund was 5.61% invested in U.S. Treasury securities, 1.69% in quasi-government securities, 18.34% in asset-backed securities, 8.71% in commercial mortgage-backed securities, 22.22% in residential mortgage-backed securities, 32.20% in investment grade corporate bonds and 11.24% in cash at the end of the Reporting Period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

42

FUND BASICS

Access Ultra Short Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$49.99
Net Asset Value (NAV)[1]	$49.98

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets
FNMA REMIC, Class BM, Series 2023-7266, 4.42%, 05/01/44	3.1%
FNMA REMIC, Class BM, Series 2023-7262, 4.66%, 02/01/45	2.0
U.S. Treasury Floating Rate Note, 5.55%, 10/31/24	1.9
FNMA REMIC, Class BM, Series 2020-6347, 4.34%, 02/01/41	1.7
FNMA REMIC, Class AL, Series 2016-9335, 4.59%, 12/01/40	1.6
U.S. Treasury Note, 3.88%, 03/31/25	1.4
FNMA REMIC, Class FC, Series 2005-103, 5.90%, 07/25/35	1.3
FHLMC REMIC, 4.80%, 01/01/46	1.1
Morgan Stanley Bank NA, 6.10%, 07/16/25	1.0
American Express Credit Account Master Trust, Class A, Series 2022-2, 3.39%, 05/15/27	1.0

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

SECTOR ALLOCATION AS OF 8/31/23[3]

Sector Name	Fund
Asset-Backed Securities	26.0%
Mortgage-Backed Securities	23.6
Foreign Corporate Debt	17.2
Corporate Obligations	14.8
Commercial Papers	6.2
U.S. Treasury Notes	5.6
Certificate of Deposits	4.6
U.S. Government Agency Obligations	1.2
Investment Company	0.3

TOTAL INVESTMENTS	99.5

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

43

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on April 15, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Ultra Short Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 15, 2019 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced April 15, 2019)	4.25%	1.88%

Shares based on Market Price (Commenced April 15, 2019)	4.28%	1.88%

FTSE Three-Month U.S. Treasury Bill Index	4.44%	1.59%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

44

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Access Emerging Markets USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access High Yield Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Inflation Protected USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate 1-5 Year Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of

45

FUND BASICS

FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Treasury 0-1 Year ETF

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

Access U.S. Aggregate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Ultra Short Bond ETF

The FTSE Three-Month U.S. Treasury Bill Index is intended to track the daily performance of three-month U.S. Treasury bills. The index is designed to operate as a reference rate for a series of funds.

Goldman Sachs Access Ultra Short Bond ETF (GSST) does not attempt to track an index and takes a more active approach.

46

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 83.4%
Bahamas – 0.3%
Bahamas Government International Bond (B+/B1)
$200,000	8.950%		10/15/32	$173,000

Bahrain – 3.3%
Bahrain Government International Bond (B+/NR)
550,000	7.000		01/26/26	559,163
225,000	7.375		05/14/30	230,971
200,000	5.625		09/30/31	184,623
225,000	5.625		05/18/34	198,586
200,000	6.000		09/19/44	160,750
200,000	7.500		09/20/47	184,781
200,000	6.250		01/25/51	160,250

				1,679,124

Bolivia – 0.2%
Bolivian Government International Bond (B-/Caa1)
200,000	4.500		03/20/28	125,750

Brazil – 3.3%
Brazilian Government International Bond (BB-/Ba2)
200,000	4.250		01/07/25	195,898
779,000	6.000		10/20/33	760,698
200,000	7.125		01/20/37	210,000
585,000	5.625		01/07/41	516,263

				1,682,859

Chile – 3.1%
Chile Government International Bond (A/A2)
410,000	3.125		01/21/26	391,153
400,000	3.240		02/06/28	372,856
600,000	3.500		01/31/34	517,370
200,000	4.000		01/31/52	158,089
225,000	3.250		09/21/71	139,764

				1,579,232

China – 3.1%
China Government International Bond (A+/A1)
200,000	0.750		10/26/24	190,317
400,000	1.250		10/26/26	358,464
200,000	3.500		10/19/28	192,628
390,000	1.200		10/21/30	319,966
200,000	2.750		12/03/39	156,315
250,000	4.000		10/19/48	224,812
200,000	2.250		10/21/50	125,428

				1,567,930

Colombia – 5.2%
Colombia Government International Bond (BB+/Baa2)
300,000	3.875		04/25/27	276,385
460,000	3.000		01/30/30	365,089
500,000	3.125		04/15/31	385,845
250,000	3.250		04/22/32	187,495
200,000	7.375		09/18/37	194,340
300,000	6.125		01/18/41	248,238
275,000	5.625		02/26/44	208,072
550,000	5.000		06/15/45	385,599
400,000	5.200		05/15/49	280,574
200,000	4.125		05/15/51	120,087

				2,651,724

Sovereign Debt Obligations – (continued)
Costa Rica – 1.7%
Costa Rica Government International Bond (B+/B2)
450,000	6.125		02/19/31	451,125
400,000	7.158		03/12/45	404,000

				855,125

Dominican Republic – 5.3%
Dominican Republic International Bond (BB/Ba3)
200,000	5.500		01/27/25	198,500
150,000	6.875		01/29/26	151,500
450,000	5.950		01/25/27	441,000
425,000	6.000		07/19/28	412,250
200,000	5.500		02/22/29	188,000
225,000	4.500		01/30/30	196,875
450,000	4.875		09/23/32	384,750
175,000	7.450		04/30/44	169,750
225,000	6.850		01/27/45	202,500
200,000	6.400		06/05/49	168,500
300,000	5.875		01/30/60	231,750

				2,745,375

Ecuador – 1.3%
Ecuador Government International Bond (B-/NR)
450,000	6.000	(a)	07/31/30	223,875
850,000	3.500	(a)	07/31/35	318,750
450,000	2.500	(a)	07/31/40	150,188

				692,813

Egypt – 3.5%
Egypt Government International Bond (B/B3)
200,000	5.875		06/11/25	162,752
200,000	3.875		02/16/26	143,731
200,000	7.500		01/31/27	144,250
300,000	5.800		09/30/27	198,489
200,000	6.588		02/21/28	130,589
350,000	7.625		05/29/32	201,609
200,000	7.300		09/30/33	110,475
125,000	6.875		04/30/40	64,687
450,000	8.500		01/31/47	240,187
200,000	7.903		02/21/48	102,500
200,000	8.700		03/01/49	106,750
200,000	8.875		05/29/50	107,750
200,000	7.500		02/16/61	101,500

				1,815,269

Guatemala – 1.3%
Guatemala Government Bond (NR/NR)
300,000	5.375		04/24/32	286,500
225,000	3.700		10/07/33	182,250
200,000	6.125		06/01/50	183,750

				652,500

Hungary – 2.7%
Hungary Government International Bond (BBB-/Baa2)
200,000	6.125		05/22/28	203,039
200,000	5.250		06/16/29	195,534
200,000	5.500		06/16/34	189,852
550,000	7.625		03/29/41	607,315
200,000	6.750		09/25/52	203,109

				1,398,849

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Indonesia – 4.5%
Indonesia Government International Bond (BBB/Baa2)
$330,000	4.125%	01/15/25	$324,408
200,000	3.850	07/18/27	191,198
350,000	2.850	02/14/30	307,389
400,000	4.650	09/20/32	386,218
125,000	8.500	10/12/35	158,935
325,000	7.750	01/17/38	400,007
225,000	4.200	10/15/50	187,170
275,000	3.050	03/12/51	195,614
200,000	4.300	03/31/52	167,017

			2,317,956

Jordan – 1.0%
Jordan Government International Bond (B+/B1)
200,000	6.125	01/29/26	199,328
350,000	5.850	07/07/30	324,209

			523,537

Kazakhstan – 1.2%
Kazakhstan Government International Bond (BBB-/Baa2)
400,000	4.875	10/14/44	357,220
225,000	6.500	07/21/45	236,450

			593,670

Kenya – 2.0%
Republic of Kenya Government International Bond (B/NR)
606,000	6.875	06/24/24	574,612
350,000	7.000	05/22/27	310,729
200,000	8.250	02/28/48	149,750

			1,035,091

Kuwait – 0.7%
Kuwait International Government Bond (A+/NR)
400,000	3.500	03/20/27	382,424

Mexico – 3.5%
Mexico Government International Bond (BBB/Baa2)
200,000	3.750	01/11/28	189,657
325,000	4.500	04/22/29	313,838
600,000	4.875	05/19/33	568,897
50,000	6.050	01/11/40	50,043
150,000	5.550	01/21/45	139,822
200,000	6.338	05/04/53	199,946
Mexico Government International Bond, MTN (BBB/Baa2)
50,000	8.300	08/15/31	59,090
175,000	7.500	04/08/33	196,299
150,000	4.750	03/08/44	125,865

			1,843,457

Morocco – 0.5%
Morocco Government International Bond (BB+/NR)
350,000	4.000	12/15/50	230,125

Nigeria – 2.6%
Nigeria Government International Bond (B-/Caa1)
200,000	6.500	11/28/27	172,500
249,000	6.125	09/28/28	206,064
200,000	8.747	01/21/31	174,926
275,000	7.875	02/16/32	224,749

Sovereign Debt Obligations – (continued)
Nigeria – (continued)
Nigeria Government International Bond (B-/Caa1) – (continued)
200,000	7.375	09/28/33	153,494
200,000	7.696	02/23/38	145,548
200,000	7.625	11/28/47	138,000
200,000	8.250	09/28/51	142,985

			1,358,266

Panama – 5.1%
Panama Government International Bond (BBB/Baa2)
225,000	3.750	03/16/25	218,531
260,000	8.875	09/30/27	293,475
200,000	3.875	03/17/28	188,750
50,000	9.375	04/01/29	59,437
410,000	3.160	01/23/30	358,238
400,000	2.252	09/29/32	306,500
150,000	6.700	01/26/36	158,250
250,000	4.500	04/16/50	189,688
200,000	4.300	04/29/53	145,000
200,000	6.853	03/28/54	206,000
275,000	4.500	04/01/56	201,781
245,000	3.870	07/23/60	158,331
200,000	4.500	01/19/63	144,500

			2,628,481

Philippines – 4.7%
Philippine Government International Bond (BBB+/Baa2)
650,000	10.625	03/16/25	702,013
400,000	3.000	02/01/28	368,169
200,000	6.375	10/23/34	219,026
200,000	3.700	03/01/41	160,114
200,000	3.700	02/02/42	159,366
480,000	2.950	05/05/45	329,690
450,000	2.650	12/10/45	291,275
283,000	3.200	07/06/46	200,987

			2,430,640

Poland – 1.9%
Republic of Poland Government International Bond (A-/A2)
400,000	5.500	11/16/27	407,006
300,000	4.875	10/04/33	291,035
300,000	5.500	04/04/53	291,576

			989,617

Qatar – 3.1%
Qatar Government International Bond (AA/Aa3)
200,000	3.400	04/16/25	194,152
350,000	3.750	04/16/30	331,533
200,000	4.625	06/02/46	183,452
220,000	5.103	04/23/48	211,235
350,000	4.817	03/14/49	326,146
400,000	4.400	04/16/50	352,026

			1,598,544

Romania – 3.0%
Romanian Government International Bond (BBB-/Baa3)
460,000	5.250	11/25/27	453,141
170,000	3.000	02/14/31	140,532
250,000	3.625	03/27/32	209,548

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Romania – (continued)
Romanian Government International Bond (BBB-/ Baa3) – (continued)
$300,000	7.125%	01/17/33	$315,370
180,000	6.125	01/22/44	170,460
280,000	5.125	06/15/48	232,823

			1,521,874

Saudi Arabia – 3.5%
Saudi Government International Bond (NR/A1)
400,000	2.500	02/03/27	367,546
225,000	4.375	04/16/29	218,611
225,000	4.500	04/17/30	219,146
400,000	3.250	10/22/30	359,936
350,000	4.500	10/26/46	296,060
200,000	4.625	10/04/47	169,967
200,000	4.500	04/22/60	165,045

			1,796,311

Serbia – 0.4%
Serbia International Bond (BB+/Ba2)
200,000	6.500	09/26/33	197,754

Trinidad and Tobago – 0.4%
Trinidad & Tobago Government International Bond (NR/NR)
200,000	4.500	08/04/26	193,500

Turkey – 6.0%
Turkey Government International Bond (NR/B3)
325,000	6.350	08/10/24	324,069
525,000	5.600	11/14/24	516,397
350,000	7.375	02/05/25	351,778
330,000	4.250	03/13/25	316,017
525,000	4.875	10/09/26	484,014
100,000	11.875	01/15/30	118,000
362,000	6.875	03/17/36	318,654
200,000	6.000	01/14/41	154,497
725,000	5.750	05/11/47	516,562

			3,099,988

United Arab Emirates – 1.3%
UAE Government International Bond (NR/Aa2)
350,000	2.000	10/19/31	288,591
200,000	2.875	10/19/41	146,213
375,000	3.250	10/19/61	256,316

			691,120

Uruguay – 3.7%
Uruguay Government International Bond (BBB+/Baa2)
150,000	4.375	10/27/27	148,875
408,000	4.375	01/23/31	399,330
50,000	7.875 (b)	01/15/33	60,750
200,000	5.750	10/28/34	214,500
200,000	7.625	03/21/36	241,250
200,000	4.125	11/20/45	174,250
450,000	5.100	06/18/50	432,844
240,000	4.975	04/20/55	225,300

			1,897,099

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $45,876,770)			$42,949,004

Corporate Obligations – 14.5%
Brazil – 1.2%
Petrobras Global Finance BV (BB-/Ba1)
$200,000	7.375%	01/17/27	$206,750
200,000	5.999	01/27/28	199,500
209,000	6.850	06/05/15	182,722

			588,972

Chile – 2.2%
Corp. Nacional del Cobre de Chile (A/Baa1)
200,000	3.625	08/01/27	185,271
200,000	3.000	09/30/29	172,937
200,000	3.150	01/14/30	172,938
400,000	4.500	08/01/47	322,192
200,000	3.700	01/30/50	139,500
Empresa de Transporte de Pasajeros Metro SA (NR/NR)
200,000	4.700	05/07/50	162,003

			1,154,841

China – 1.4%
China Development Bank, Series EMTN (A+/A1)
200,000	3.000	06/01/26	189,408
China Development Bank Financial Leasing Co. Ltd.(c) (BBB+/NR)
(US 5 Year CMT T-Note + 2.750%)
200,000	2.875	09/28/30	186,161
Export-Import Bank of China (The) (A+/A1)
350,000	3.625	07/31/24	343,967

			719,536

Hungary – 0.4%
Magyar Export-Import Bank Zrt (BBB-/NR)
200,000	6.125%	12/04/27	199,343

India – 2.6%
Export-Import Bank of India (BBB-/Baa3)
200,000	3.375	08/05/26	189,079
200,000	3.875	02/01/28	187,340
250,000	3.250	01/15/30	217,507
Indian Railway Finance Corp. Ltd. (BBB-/Baa3)
350,000	2.800	02/10/31	288,621
200,000	3.570	01/21/32	171,372
REC Ltd. (NR/Baa3)
303,000	5.625	04/11/28	299,415

			1,353,334

Indonesia – 1.7%
Pertamina Persero PT (NR/Baa2)
757,000	3.100	08/27/30	655,751
200,000	6.450	05/30/44	202,500

			858,251

Mexico – 2.3%
Petroleos Mexicanos (BBB/B1)
100,000	6.875	10/16/25	94,590
200,000	4.500	01/23/26	175,440
180,000	6.500	03/13/27	157,738
25,000	5.350	02/12/28	20,058
50,000	6.500	01/23/29	40,624
100,000	6.840	01/23/30	79,385

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Mexico – (continued)
Petroleos Mexicanos (BBB/B1) – (continued)
$250,000	5.950%	01/28/31	$181,286
25,000	6.625	06/15/35	17,093
25,000	6.500	06/02/41	15,531
50,000	5.625	01/23/46	28,693
428,000	6.750	09/21/47	264,874
75,000	7.690	01/23/50	50,263
100,000	6.950	01/28/60	61,637

			1,187,212

Philippines – 0.4%
Power Sector Assets & Liabilities Management Corp. (BBB+/Baa2)
200,000	7.390	12/02/24	205,250

Poland – 0.4%
Bank Gospodarstwa Krajowego (NR/A2)
200,000	5.375	05/22/33	198,326

Qatar – 0.9%
QatarEnergy (NR/NR)
309,000	2.250	07/12/31	254,153
300,000	3.300	07/12/51	210,253

			464,406

Saudi Arabia – 1.0%
Saudi Arabian Oil Co. (NR/A1)
375,000	3.500	04/16/29	343,519
200,000	4.250	04/16/39	171,613

			515,132

TOTAL CORPORATE OBLIGATIONS
(Cost $7,915,355)			$7,444,603

Shares	Dividend Rate	Value

Investment Company – 0.5%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
255,051	5.234%	$255,051
(Cost $255,051)

TOTAL INVESTMENTS – 98.4%
(Cost $54,047,176)		$50,648,658

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		811,974

NET ASSETS – 100.0%		$51,460,632

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Step coupon.

(b)	Pay-in-kind securities.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2023.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
MTN	—Medium Term Note

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 91.2%
Advertising – 0.7%
Clear Channel Outdoor Holdings, Inc. (B/B1)
$316,000	5.125	%(a)	08/15/27	$282,820
136,000	7.500	(a)	06/01/29	101,320
Lamar Media Corp. (BB/Ba3)
179,000	3.750		02/15/28	163,785
234,000	4.000		02/15/30	205,920

				753,845

Aerospace & Defense – 2.8%
Howmet Aerospace, Inc. (BB+/Ba1)
50,000	5.125		10/01/24	49,687
590,000	6.875		05/01/25	594,425
TransDigm UK Holdings PLC (B-/B3)
200,000	6.875		05/15/26	204,190
TransDigm, Inc. (B+/Ba3)
758,000	6.250	(a)	03/15/26	752,315
62,000	6.375		06/15/26	61,969
46,000	7.500		03/15/27	46,172
523,000	5.500		11/15/27	497,504
730,000	4.625		01/15/29	654,263

				2,860,525

Banks – 0.3%
Freedom Mortgage Corp. (B/B2)
179,000	8.250	(a)	04/15/25	176,315
197,000	7.625	(a)	05/01/26	181,733

				358,048

Basic Industry – 2.3%
Axalta Coating Systems LLC(a) (BB-/B1)
280,000	3.375		02/15/29	238,350
Chemours Co. (The)(a) (BB/B1)
213,000	5.750		11/15/28	191,700
Olin Corp. (BB+/Ba1)
289,000	5.625		08/01/29	277,801
220,000	5.000		02/01/30	202,950
Olympus Water US Holding Corp.(a) (B-/B3)
280,000	4.250		10/01/28	221,550
SCIH Salt Holdings, Inc.(a) (CCC+/Caa2)
317,000	6.625		05/01/29	280,941
Tronox, Inc.(a) (BB-/B1)
438,000	4.625		03/15/29	360,255
Valvoline, Inc.(a) (B+/Ba3)
247,000	3.625		06/15/31	198,218
WR Grace Holdings LLC (B/B1)
200,000	4.875	(a)	06/15/27	187,000
160,000	5.625	(a)	08/15/29	135,800

				2,294,565

Broadcasting – 2.6%
CMG Media Corp.(a) (CCC+/Caa1)
315,000	8.875		12/15/27	248,063
Nexstar Media, Inc.(a) (BB+/B2)
407,000	5.625		07/15/27	383,597
Sirius XM Radio, Inc. (BB/Ba3)
476,000	5.000	(a)	08/01/27	440,300
494,000	4.000	(a)	07/15/28	428,545
326,000	3.875	(a)	09/01/31	253,261

Corporate Obligations – (continued)
Broadcasting – (continued)
TEGNA, Inc. (BB+/Ba3)
126,000	4.625		03/15/28	113,400
361,000	5.000		09/15/29	319,485
Univision Communications, Inc. (B+/B1)
102,000	5.125	(a)	02/15/25	100,598
94,000	6.625	(a)	06/01/27	91,180
280,000	4.500	(a)	05/01/29	240,800

				2,619,229

Brokerage – 0.7%
Coinbase Global, Inc.(a) (BB-/B1)
148,000	3.375		10/01/28	108,595
Jefferies Finance LLC / JFIN Co.-Issuer Corp.(a) (BB-/B1)
470,000	5.000		08/15/28	403,468
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(a) (BB-/Ba2)
297,000	4.750		06/15/29	250,594

				762,657

Building Materials – 1.0%
American Builders & Contractors Supply Co., Inc. (BB+/Ba2)
177,000	4.000	(a)	01/15/28	160,849
50,000	3.875	(a)	11/15/29	43,187
Builders FirstSource, Inc. (BB-/Ba2)
88,000	5.000	(a)	03/01/30	80,960
301,000	4.250	(a)	02/01/32	256,603
Standard Industries, Inc. (BB/B1)
329,000	4.375	(a)	07/15/30	283,333
179,000	3.375	(a)	01/15/31	142,750

				967,682

Capital Goods – 3.7%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(a) (B+/Caa1)
300,000	4.000		09/01/29	243,187
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (B-/Caa1)
400,000	5.250	(a)	08/15/27	346,000
200,000	5.250	(a)	08/15/27	171,000
ASP Unifrax Holdings, Inc.(a) (CCC/Caa2)
204,000	7.500		09/30/29	107,100
Ball Corp. (BB+/Ba1)
500,000	2.875		08/15/30	411,875
Clydesdale Acquisition Holdings, Inc. (CCC+/Caa2)
51,000	6.625	(a)	04/15/29	48,641
215,000	8.750	(a)	04/15/30	193,500
Covanta Holding Corp.(a) (B/B3)
337,000	4.875		12/01/29	289,682
Crown Americas LLC / Crown Americas Capital Corp V (BB+/Ba2)
213,000	4.250		09/30/26	201,019
Crown Americas LLC / Crown Americas Capital Corp. VI (BB+/Ba2)
148,000	4.750		02/01/26	142,820
Herc Holdings, Inc.(a) (B+/Ba3)
226,000	5.500		07/15/27	217,807

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
LABL, Inc. (B-/B2)
$233,000	6.750	%(a)	07/15/26	$228,923
152,000	10.500	(a)	07/15/27	145,160
Mauser Packaging Solutions Holding Co.(a) (B/B2)
645,000	7.875		08/15/26	635,325
Sensata Technologies, Inc.(a) (BB+/Ba2)
428,000	3.750		02/15/31	357,380

				3,739,419

Communications – 5.6%
AMC Networks, Inc. (BB-/Ba3)
175,000	4.250		02/15/29	112,000
CCO Holdings LLC / CCO Holdings Capital Corp. (BB-/B1)
300,000	5.125	(a)	05/01/27	283,875
400,000	5.000	(a)	02/01/28	369,000
300,000	5.375	(a)	06/01/29	274,125
450,000	4.750	(a)	03/01/30	389,812
300,000	4.500	(a)	08/15/30	253,500
350,000	4.250	(a)	02/01/31	288,313
440,000	7.375	(a)	03/01/31	438,350
550,000	4.500		05/01/32	446,875
400,000	4.250	(a)	01/15/34	307,500
CSC Holdings LLC (B/B2)
200,000	5.500	(a)	04/15/27	173,000
250,000	7.500	(a)	04/01/28	158,750
400,000	6.500	(a)	02/01/29	331,000
240,000	5.750	(a)	01/15/30	132,900
250,000	4.125	(a)	12/01/30	178,750
400,000	4.625	(a)	12/01/30	210,000
250,000	3.375	(a)	02/15/31	171,875
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(a) (BB/Ba3)
558,000	5.875		08/15/27	498,015
Live Nation Entertainment, Inc.(a) (B+/B2)
442,000	4.750		10/15/27	413,822
WMG Acquisition Corp. (BB+/Ba2)
232,000	3.875	(a)	07/15/30	202,420
93,000	3.000	(a)	02/15/31	76,260

				5,710,142

Consumer Cyclical – 19.2%
ADT Security Corp. (The) (BB/Ba3)
86,000	4.125	(a)	08/01/29	75,357
46,000	4.875	(a)	07/15/32	39,963
Allison Transmission, Inc.(a) (NR/Ba2)
289,000	3.750		01/30/31	242,037
American Axle & Manufacturing, Inc. (B+/B2)
263,000	6.875		07/01/28	241,960
126,000	5.000		10/01/29	103,635
Asbury Automotive Group, Inc.(a) (BB/B1)
300,000	4.625		11/15/29	265,125
Bath & Body Works, Inc. (BB/Ba2)
200,000	6.875		11/01/35	187,250
100,000	6.750		07/01/36	92,000
Boyd Gaming Corp. (BB/B1)
108,000	4.750		12/01/27	101,655
146,000	4.750	(a)	06/15/31	129,392

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Caesars Entertainment, Inc. (B/Ba3)
680,000	6.250	%(a)	07/01/25	675,750
305,000	8.125	(a)	07/01/27	309,582
375,000	4.625	(a)	10/15/29	329,063
Carnival Corp. (B/B3)
841,000	7.625	(a)	03/01/26	841,000
50,000	5.750	(a)	03/01/27	47,125
908,000	6.000	(a)	05/01/29	822,875
Carnival Holdings Bermuda Ltd.(a) (B+/B2)
273,000	10.375		05/01/28	297,570
Carvana Co. (D/Ca)
400,000	5.875	(a)	10/01/28	246,000
400,000	10.250	(a)	05/01/30	317,000
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op(a) (BB+/Ba2)
235,000	5.500		05/01/25	233,531
Churchill Downs, Inc. (B+/B1)
277,000	5.500	(a)	04/01/27	266,959
215,000	4.750	(a)	01/15/28	199,950
Clarios Global LP / Clarios US Finance Co.(a) (B-/Caa1)
296,000	8.500		05/15/27	297,480
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (B/B2)
147,000	4.625	(a)	01/15/29	127,339
44,000	6.750	(a)	01/15/30	36,465
Ford Motor Co. (BB+/Ba1)
240,000	4.346		12/08/26	231,251
390,000	9.625		04/22/30	451,113
Ford Motor Credit Co. LLC (BB+/Ba1)
200,000	3.664		09/08/24	193,998
200,000	4.063		11/01/24	193,740
200,000	4.687		06/09/25	192,450
200,000	4.271		01/09/27	185,637
210,000	4.125		08/17/27	190,687
300,000	3.815		11/02/27	268,167
400,000	5.113		05/03/29	367,423
280,000	7.350		03/06/30	285,301
Ford Motor Credit Co. LLC, GMTN (BB+/Ba1)
200,000	4.389		01/08/26	189,470
Gap, Inc. (The)(a) (BB/B1)
212,000	3.875		10/01/31	153,700
Goodyear Tire & Rubber Co. (The) (BB-/B2)
50,000	9.500		05/31/25	51,062
50,000	5.000		05/31/26	48,375
50,000	4.875		03/15/27	47,250
170,000	5.000		07/15/29	151,725
180,000	5.250		04/30/31	157,500
110,000	5.250		07/15/31	95,150
Hilton Domestic Operating Co., Inc. (BB+/Ba2)
50,000	5.375	(a)	05/01/25	49,562
220,000	5.750	(a)	05/01/28	216,150
145,000	3.750	(a)	05/01/29	128,144
45,000	4.875		01/15/30	41,906
303,000	4.000	(a)	05/01/31	264,118
259,000	3.625	(a)	02/15/32	215,780

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(a) (B+/B2)
$438,000	5.000%		06/01/29	$389,272
Iron Mountain, Inc. (BB-/Ba3)
200,000	4.875	(a)	09/15/27	189,000
256,000	5.250	(a)	03/15/28	241,280
341,000	5.250	(a)	07/15/30	308,605
400,000	4.500	(a)	02/15/31	343,750
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a) (BB+/Ba2)
50,000	4.750		06/01/27	48,437
LCM Investments Holdings II LLC(a) (B+/B2)
300,000	4.875		05/01/29	260,250
Light & Wonder International, Inc. (B+/B3)
145,000	7.000	(a)	05/15/28	145,181
46,000	7.250	(a)	11/15/29	46,345
Macy’s Retail Holdings LLC (BB+/Ba2)
200,000	5.875	(a)	04/01/29	181,750
101,000	6.125	(a)	03/15/32	86,860
MGM Resorts International (BB-/B1)
79,000	5.750		06/15/25	78,012
173,000	4.625		09/01/26	163,269
190,000	5.500		04/15/27	182,400
160,000	4.750		10/15/28	145,800
Mohegan Tribal Gaming Authority(a) (B-/B3)
209,000	8.000		02/01/26	193,847
NCL Corp Ltd.(a) (B-/Caa1)
207,000	3.625		12/15/24	198,461
NCL Corp. Ltd. (B-/Caa1)
340,000	5.875	(a)	03/15/26	321,300
119,000	7.750	(a)	02/15/29	113,348
NMG Holding Co., Inc. / Neiman Marcus Group LLC(a) (B-/Caa1)
240,000	7.125		04/01/26	229,200
Nordstrom, Inc. (BB+/Ba1)
251,000	4.375		04/01/30	200,173
PetSmart, Inc. / PetSmart Finance Corp. (B-/B3)
250,000	4.750	(a)	02/15/28	225,000
250,000	7.750	(a)	02/15/29	239,375
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. (CCC+/B3)
120,000	5.625	(a)	09/01/29	96,000
120,000	5.875	(a)	09/01/31	93,300
Prime Security Services Borrower LLC / Prime Finance, Inc. (B/B3)
88,000	3.375	(a)	08/31/27	78,430
358,000	6.250	(a)	01/15/28	342,785
RHP Hotel Properties LP / RHP Finance Corp.(a) (B+/B1)
205,000	4.500		02/15/29	180,144
Royal Caribbean Cruises Ltd. (BB+/Ba1)
78,000	11.500	(a)	06/01/25	82,388
437,000	4.250	(a)	07/01/26	408,595
150,000	3.700		03/15/28	130,687
351,000	5.500	(a)	04/01/28	329,940
Six Flags Entertainment Corp.(a) (B/B3)
150,000	5.500		04/15/27	141,563

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Staples, Inc. (B-/B3)
238,000	7.500	%(a)	04/15/26	197,540
376,000	10.750	(a)	04/15/27	206,800
Taylor Morrison Communities, Inc.(a) (BB/Ba2)
143,000	5.125		08/01/30	131,203
Travel + Leisure Co.(a) (BB-/Ba3)
260,000	6.625		07/31/26	258,700
Williams Scotsman International, Inc.(a) (BB-/B2)
273,000	6.125		06/15/25	271,635
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (B+/B2)
179,000	5.500	(a)	03/01/25	176,986
100,000	5.250	(a)	05/15/27	95,625
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(a) (B+/B2)
200,000	5.125		10/01/29	179,500
Yum! Brands, Inc. (BB/Ba3)
161,000	4.750	(a)	01/15/30	148,724
164,000	3.625		03/15/31	139,400
375,000	5.375		04/01/32	352,969

				19,469,551

Consumer Noncyclical – 4.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (CCC+/Caa2)
62,000	6.625	(a)	07/15/26	58,900
220,000	9.750	(a)	07/15/27	202,262
280,000	6.000	(a)	06/01/29	215,600
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 Sarl(a) (B/B3)
200,000	4.625		06/01/28	171,000
Avantor Funding, Inc.(a) (BB/B2)
396,000	4.625		07/15/28	368,775
Hologic, Inc. (BB+/Ba2)
104,000	4.625	(a)	02/01/28	98,280
399,000	3.250	(a)	02/15/29	348,127
Medline Borrower LP (B+/B1)
998,000	3.875	(a)	04/01/29	874,498
121,000	5.250	(a)	10/01/29	107,690
Molina Healthcare, Inc.(a) (BB-/Ba3)
470,000	4.375		06/15/28	431,813
Organon & Co. / Organon Foreign Debt Co.-Issuer BV (BB/Ba2)
730,000	4.125	(a)	04/30/28	661,562
290,000	5.125	(a)	04/30/31	248,313
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.(a) (CCC+/Caa2)
393,000	9.750		12/01/26	367,455
Vector Group Ltd.(a) (B-/Caa1)
160,000	10.500		11/01/26	160,800

				4,315,075

Consumer Products – 0.5%
Coty, Inc.(a) (BB/Ba2)
382,000	5.000		04/15/26	367,675
Tempur Sealy International, Inc.(a) (BB/Ba2)
200,000	4.000		04/15/29	172,250

				539,925

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Distribution & Logistics – 0.2%
WESCO Distribution, Inc.(a) (BB/Ba3)
$171,000	7.250%		06/15/28	$173,993

Electric – 2.6%
Calpine Corp. (BB+/Ba2)
191,000	5.250	(a)	06/01/26	187,180
150,000	4.625	(a)	02/01/29	130,125
68,000	5.000	(a)	02/01/31	57,800
277,000	3.750	(a)	03/01/31	231,295
Clearway Energy Operating LLC(a) (BB/Ba2)
497,000	3.750		02/15/31	407,540
FirstEnergy Corp. (BB+/Ba1)
520,000	2.650		03/01/30	436,909
FirstEnergy Corp., Series B (BB+/Ba1)
126,000	4.150		07/15/27	119,303
PG&E Corp. (BB-/B1)
514,000	5.250		07/01/30	457,460
Vistra Operations Co. LLC (BB/Ba2)
187,000	5.625	(a)	02/15/27	180,455
385,000	5.000	(a)	07/31/27	361,900
84,000	4.375	(a)	05/01/29	73,920

				2,643,887

Energy – 11.4%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (BB/Ba3)
167,000	5.750	(a)	03/01/27	161,990
71,000	5.750	(a)	01/15/28	68,160
Antero Resources Corp. (BB+/Ba2)
126,000	7.625	(a)	02/01/29	128,835
50,000	5.375	(a)	03/01/30	46,750
Archrock Partners LP / Archrock Partners Finance Corp.(a) (B+/B2)
297,000	6.875		04/01/27	292,545
Ascent Resources Utica Holdings LLC / ARU Finance Corp.(a) (B+/B3)
159,000	5.875		06/30/29	145,286
Buckeye Partners LP (BB-/B1)
68,000	3.950		12/01/26	62,985
144,000	4.125		12/01/27	130,330
152,000	4.500	(a)	03/01/28	138,700
Callon Petroleum Co.(a) (BB-/B3)
351,000	8.000		08/01/28	357,142
CITGO Petroleum Corp.(a) (B+/B3)
75,000	6.375		06/15/26	73,688
Civitas Resources, Inc.(a) (BB-/B1)
200,000	8.750		07/01/31	207,125
Comstock Resources, Inc. (B+/B2)
108,000	6.750	(a)	03/01/29	101,250
132,000	5.875	(a)	01/15/30	116,820
CQP Holdco LP / BIP-V Chinook Holdco LLC(a) (BB/B1)
500,000	5.500		06/15/31	457,500
CrownRock LP / CrownRock Finance, Inc.(a) (BB-/B1)
391,000	5.625		10/15/25	385,135
DT Midstream, Inc.(a) (BB+/Ba2)
197,000	4.375		06/15/31	170,651

Corporate Obligations – (continued)
Energy – (continued)
Endeavor Energy Resources LP / EER Finance, Inc.(a) (BB+/Ba2)
$243,000	5.750%		01/30/28	$236,925
EnLink Midstream LLC (BB+/Ba1)
363,000	5.375		06/01/29	346,562
EnLink Midstream Partners LP (BB+/Ba1)
335,000	4.850		07/15/26	322,233
EQM Midstream Partners LP (BB-/Ba3)
315,000	6.000	(a)	07/01/25	313,425
50,000	7.500	(a)	06/01/27	50,563
170,000	6.500	(a)	07/01/27	169,362
67,000	5.500		07/15/28	64,152
210,000	4.500	(a)	01/15/29	191,100
246,000	4.750	(a)	01/15/31	218,018
Hess Midstream Operations LP (BB+/Ba2)
82,000	5.125	(a)	06/15/28	77,490
248,000	4.250	(a)	02/15/30	217,620
100,000	5.500	(a)	10/15/30	93,500
Hilcorp Energy I LP / Hilcorp Finance Co. (BB+/Ba3)
75,000	6.250	(a)	11/01/28	72,375
277,000	5.750	(a)	02/01/29	258,995
50,000	6.000	(a)	02/01/31	46,000
ITT Holdings LLC(a) (B/B2)
260,000	6.500		08/01/29	235,950
Moss Creek Resources Holdings, Inc. (B+/B3)
139,000	7.500	(a)	01/15/26	133,614
265,000	10.500	(a)	05/15/27	264,337
Nabors Industries Ltd.(a) (CCC/B3)
199,000	7.250		01/15/26	192,284
Nabors Industries, Inc. (CCC/Caa1)
81,000	5.750		02/01/25	79,785
New Fortress Energy, Inc.(a) (BB/B1)
578,000	6.500		09/30/26	539,708
PBF Holding Co. LLC / PBF Finance Corp. (BB/Ba3)
81,000	7.250		06/15/25	81,008
340,000	6.000		02/15/28	323,850
Range Resources Corp. (BB/Ba3)
199,000	4.875		05/15/25	195,020
164,000	8.250		01/15/29	169,740
100,000	4.750	(a)	02/15/30	90,250
SM Energy Co. (BB-/B1)
90,000	6.750		09/15/26	89,775
199,000	6.625		01/15/27	197,508
Southwestern Energy Co. (BB+/Ba2)
293,000	5.375		03/15/30	273,955
200,000	4.750		02/01/32	177,500
Sunoco LP / Sunoco Finance Corp. (BB/Ba3)
130,000	6.000		04/15/27	129,188
200,000	4.500		05/15/29	181,250
Transocean Titan Financing Ltd.(a) (B-/B2)
100,000	8.375		02/01/28	103,125
Transocean, Inc. (B-/B2)
87,000	11.500	(a)	01/30/27	91,894
627,000	8.750	(a)	02/15/30	646,594
USA Compression Partners LP / USA Compression Finance Corp. (B+/B3)
340,000	6.875		04/01/26	336,600

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Venture Global Calcasieu Pass LLC (BB+/Ba2)
$548,000	3.875	%(a)	08/15/29	$476,075
247,000	3.875	(a)	11/01/33	200,996
Venture Global LNG, Inc.(a) (BB/B1)
260,000	8.125		06/01/28	262,600
Weatherford International Ltd.(a) (BB-/Ba3)
300,000	6.500		09/15/28	302,250

				11,498,068

Financial Company – 5.0%
Coinbase Global, Inc.(a) (BB-/B1)
250,000	3.625		10/01/31	167,812
HUB International Ltd. (B-/Caa2)
290,000	7.000	(a)	05/01/26	290,362
70,000	5.625	(a)	12/01/29	61,950
Icahn Enterprises LP / Icahn Enterprises Finance Corp. (BB/Ba3)
591,000	6.375		12/15/25	563,936
317,000	5.250		05/15/27	279,753
LD Holdings Group LLC(a) (CCC+/Caa1)
239,000	6.125		04/01/28	155,947
Midcap Financial Issuer Trust(a) (B+/B1)
500,000	6.500		05/01/28	446,875
Nationstar Mortgage Holdings, Inc. (B/B1)
130,000	6.000	(a)	01/15/27	124,800
253,000	5.500	(a)	08/15/28	229,597
Navient Corp. (B+/Ba3)
108,000	5.875		10/25/24	107,122
164,000	6.750		06/25/25	163,795
171,000	6.750		06/15/26	168,322
Navient Corp., MTN (B+/Ba3)
197,000	5.625		08/01/33	149,474
NFP Corp.(a) (CCC+/Caa2)
342,000	6.875		08/15/28	302,243
OneMain Finance Corp. (BB/Ba2)
120,000	3.500		01/15/27	104,850
390,000	3.875		09/15/28	321,263
240,000	4.000		09/15/30	186,360
PennyMac Financial Services, Inc. (B+/Ba3)
302,000	5.375	(a)	10/15/25	293,317
50,000	5.750	(a)	09/15/31	42,063
Rocket Mortgage LLC(a) (BB/Ba1)
244,000	5.250		01/15/28	230,911
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc. (BB/Ba1)
386,000	3.875	(a)	03/01/31	316,473
120,000	4.000	(a)	10/15/33	95,387
United Wholesale Mortgage LLC(a) (NR/Ba3)
281,000	5.500		04/15/29	245,173

				5,047,785

Food and Beverage – 2.6%
Aramark Services, Inc.(a) (BB-/B1)
413,000	5.000		02/01/28	386,155
Lamb Weston Holdings, Inc.(a) (BB+/Ba3)
655,000	4.125		01/31/30	578,038
Performance Food Group, Inc.(a) (BB/B2)
488,000	5.500		10/15/27	470,920

Corporate Obligations – (continued)
Food and Beverage – (continued)
Post Holdings, Inc. (B+/B2)
279,000	5.750	%(a)	03/01/27	272,722
180,000	5.625	(a)	01/15/28	173,025
273,000	5.500	(a)	12/15/29	253,890
370,000	4.500	(a)	09/15/31	319,588
US Foods, Inc.(a) (BB-/B2)
200,000	4.750		02/15/29	182,250

				2,636,588

Hardware – 1.6%
CommScope Technologies LLC(a) (CCC+/Caa1)
300,000	5.000		03/15/27	166,500
CommScope, Inc. (B/B1)
879,000	6.000	(a)	03/01/26	799,890
80,000	7.125	(a)	07/01/28	44,900
NCR Corp. (B+/B2)
341,000	5.750	(a)	09/01/27	345,262
54,000	5.000	(a)	10/01/28	49,545
62,000	6.125	(a)	09/01/29	63,550
190,000	5.250	(a)	10/01/30	171,238

				1,640,885

Healthcare – 5.0%
AdaptHealth LLC(a) (B/B1)
200,000	5.125		03/01/30	165,500
CHS/Community Health Systems, Inc. (B-/B3)
226,000	6.000	(a)	01/15/29	190,405
238,000	6.875	(a)	04/15/29	145,775
497,000	5.250	(a)	05/15/30	392,630
419,000	4.750	(a)	02/15/31	314,250
DaVita, Inc. (B+/B1)
376,000	4.625	(a)	06/01/30	323,360
163,000	3.750	(a)	02/15/31	130,604
Encompass Health Corp. (B+/B1)
421,000	4.750		02/01/30	385,215
IQVIA, Inc.(a) (BB/Ba2)
280,000	5.000		05/15/27	270,200
Legacy LifePoint Health LLC(a) (B/B2)
342,000	4.375		02/15/27	297,540
Owens & Minor, Inc.(a) (B/B2)
130,000	4.500		03/31/29	110,825
Service Corp. International (BB/Ba3)
115,000	4.625		12/15/27	108,675
468,000	5.125		06/01/29	442,260
Tenet Healthcare Corp. (B-/B3)
397,000	4.875		01/01/26	386,082
290,000	6.250		02/01/27	285,650
205,000	5.125		11/01/27	195,775
93,000	4.625		06/15/28	86,025
468,000	6.125		10/01/28	451,620
420,000	4.250		06/01/29	375,900

				5,058,291

Insurance – 1.3%
Acrisure LLC / Acrisure Finance, Inc. (CCC+/Caa2)
80,000	7.000	(a)	11/15/25	77,508
163,000	10.125	(a)	08/01/26	167,890

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer (B/B2)
$783,000	4.250	%(a)	10/15/27	$714,488
210,000	6.750	(a)	10/15/27	198,712
AssuredPartners, Inc.(a) (CCC+/Caa2)
150,000	5.625		01/15/29	131,063

				1,289,661

Metals – 0.5%
Novelis Corp. (BB/Ba3)
471,000	4.750	(a)	01/30/30	423,900
60,000	3.875	(a)	08/15/31	49,800

				473,700

Metals and Mining – 0.4%
Cleveland-Cliffs, Inc.(a) (BB+/Ba2)
386,000	6.750		03/15/26	385,518

Natural Gas – 2.7%
AmeriGas Partners LP / AmeriGas Finance Corp. (NR/B1)
295,000	5.500		05/20/25	290,944
75,000	5.750		05/20/27	69,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (BB/Ba3)
50,000	5.750		04/01/25	49,562
69,000	5.625	(a)	05/01/27	67,103
382,000	6.000	(a)	02/01/29	373,405
Ferrellgas LP / Ferrellgas Finance Corp.(a) (B/B2)
376,000	5.375		04/01/26	354,380
Genesis Energy LP / Genesis Energy Finance Corp. (B/B3)
601,000	8.000		01/15/27	591,985
NGL Energy Operating LLC / NGL Energy Finance Corp.(a) (B+/B2)
128,000	7.500		02/01/26	127,680
NuStar Logistics LP (BB-/Ba3)
100,000	6.000		06/01/26	98,750
100,000	5.625		04/28/27	97,250
Rockies Express Pipeline LLC(a) (BB+/Ba2)
268,000	4.950		07/15/29	245,890
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. (BB-/B1)
153,000	6.000	(a)	03/01/27	146,689
111,000	5.500	(a)	01/15/28	102,536
150,000	6.000	(a)	09/01/31	132,937

				2,748,861

Pharmaceuticals – 0.7%
Bausch Health Cos., Inc. (CCC+/Caa1)
450,000	5.500	(a)	11/01/25	406,125
500,000	4.875	(a)	06/01/28	298,750

				704,875

REITs and Real Estate – 2.1%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL(a) (BB+/B1)
500,000	5.750		05/15/26	459,583
Howard Hughes Corp. (The)(a) (B+/Ba3)
236,000	4.375		02/01/31	189,390

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Kennedy-Wilson, Inc. (BB-/B2)
249,000	5.000		03/01/31	189,862
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(a) (B+/B1)
316,000	4.875		05/15/29	275,710
Service Properties Trust (BB/B1)
239,000	7.500		09/15/25	236,639
60,000	4.950		10/01/29	47,400
278,000	4.375		02/15/30	212,670
Starwood Property Trust, Inc. (BB-/Ba3)
434,000	3.750	(a)	12/31/24	417,709
60,000	4.750		03/15/25	58,350

				2,087,313

Rental Equipment – 1.5%
H&E Equipment Services, Inc.(a) (BB-/B1)
460,000	3.875		12/15/28	401,350
Hertz Corp. (The)(a) (B+/Caa1)
300,000	5.000		12/01/29	247,500
United Rentals North America, Inc. (BB+/Ba2)
228,000	5.500		05/15/27	223,421
180,000	4.875		01/15/28	172,125
240,000	5.250		01/15/30	228,600
281,000	3.875		02/15/31	241,660

				1,514,656

Software – 1.7%
Clarivate Science Holdings Corp.(a) (B+/B1)
400,000	3.875		07/01/28	352,000
Cloud Software Group, Inc. (B/B2)
587,000	6.500	(a)	03/31/29	526,832
500,000	9.000	(a)	09/30/29	448,125
SS&C Technologies, Inc.(a) (B+/B2)
412,000	5.500		09/30/27	396,905

				1,723,862

Technology – 2.8%
Arches Buyer, Inc. (CCC+/Caa1)
152,000	4.250	(a)	06/01/28	132,620
247,000	6.125	(a)	12/01/28	211,185
Imola Merger Corp.(a) (BB-/B1)
328,000	4.750		05/15/29	292,740
McAfee Corp.(a) (CCC+/Caa2)
302,000	7.375		02/15/30	265,005
Presidio Holdings, Inc.(a) (CCC+/Caa1)
130,000	8.250		02/01/28	125,937
Seagate HDD Cayman (BB/Ba3)
150,000	8.250	(a)	12/15/29	157,500
400,000	9.625	(a)	12/01/32	443,000
Uber Technologies, Inc.(a) (B/B1)
650,000	4.500		08/15/29	598,813
Veritas US, Inc. / Veritas Bermuda Ltd.(a) (B-/B3)
310,000	7.500		09/01/25	252,758
Verscend Escrow Corp.(a) (CCC+/Caa2)
215,000	9.750		08/15/26	213,790
Xerox Holdings Corp.(a) (BB/Ba2)
200,000	5.500		08/15/28	174,500

				2,867,848

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Transportation – 2.3%
American Airlines, Inc.(a) (BB/Ba2)
$371,000	11.750%		07/15/25	$407,173
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba1)
554,583	5.500	(a)	04/20/26	546,958
726,000	5.750	(a)	04/20/29	694,316
Fortress Transportation and Infrastructure Investors LLC(a) (B/Ba2)
95,000	6.500		10/01/25	94,288
United Airlines, Inc. (BB/Ba1)
88,000	4.375	(a)	04/15/26	83,090
535,000	4.625	(a)	04/15/29	477,198

				2,303,023

Wireless – 0.3%
SBA Communications Corp. (BB/Ba3)
300,000	3.875		02/15/27	277,405

Wirelines – 2.8%
Cablevision Lightpath LLC(a) (B-/Caa1)
200,000	5.625		09/15/28	154,500
Consolidated Communications, Inc.(a) (B-/B3)
208,000	6.500		10/01/28	160,680
Embarq Corp. (CCC/Caa2)
200,000	7.995		06/01/36	122,500
Frontier Communications Holdings LLC (B/B3)
300,000	5.000	(a)	05/01/28	257,250
200,000	6.750	(a)	05/01/29	155,500
290,000	5.875		11/01/29	215,687
150,000	6.000	(a)	01/15/30	111,188
Level 3 Financing, Inc. (B/B1)
150,000	4.250	(a)	07/01/28	99,000
100,000	3.625	(a)	01/15/29	60,000
125,000	3.750	(a)	07/15/29	75,000
390,000	3.875	(a)	11/15/29	347,587
Lumen Technologies, Inc.(a) (B/Caa2)
200,000	4.000		02/15/27	127,000
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(a) (B/B2)
500,000	4.750		04/15/28	423,750
Windstream Escrow LLC / Windstream Escrow Finance Corp.(a) (B-/B3)
452,000	7.750		08/15/28	368,945
Zayo Group Holdings, Inc.(a) (B-/B3)
225,000	4.000		03/01/27	169,313

				2,847,900

TOTAL CORPORATE OBLIGATIONS
(Cost $97,079,107)				$92,314,782

Foreign Corporate Debt – 6.1%
Aerospace & Defense – 1.0%
Bombardier, Inc. (Canada) (B/B2)
$704,000	7.125	%(a)	06/15/26	$693,440
359,000	7.875	(a)	04/15/27	359,000

				1,052,440

Foreign Corporate Debt – (continued)
Basic Industry – 0.7%
Methanex Corp. (Canada) (BB/Ba1)
200,000	5.125		10/15/27	188,500
102,000	5.250		12/15/29	92,928
NOVA Chemicals Corp. (Canada) (BB/Ba3)
201,000	5.000	(a)	05/01/25	190,447
283,000	5.250	(a)	06/01/27	252,224

				724,099

Capital Goods – 0.8%
ARD Finance SA(a)(b) (Luxembourg) (0) (B-/Caa3)
200,000	6.500		06/30/27	160,750
GFL Environmental, Inc. (Canada) (B-/B3)
271,000	4.250	(a)	06/01/25	263,547
50,000	3.750	(a)	08/01/25	47,688
342,000	4.750	(a)	06/15/29	312,075

				784,060

Consumer Cyclical – 1.7%
1011778 BC ULC / New Red Finance, Inc. (Canada) (B+/B2)
316,000	3.875	(a)	01/15/28	289,140
54,000	4.375	(a)	01/15/28	49,680
117,000	3.500	(a)	02/15/29	102,814
469,000	4.000	(a)	10/15/30	397,477
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(a) (Canada) (B+/B1)
80,000	4.875		02/15/30	66,300
Garda World Security Corp. (Canada) (B/B2)
167,000	4.625	(a)	02/15/27	154,684
135,000	9.500	(a)	11/01/27	130,613
Mattamy Group Corp. (Canada) (BB/Ba3)
197,000	5.250	(a)	12/15/27	184,714
117,000	4.625	(a)	03/01/30	103,252
Odeon Finco PLC(a) (United Kingdom) (B/B3)
260,000	12.750		11/01/27	258,050

				1,736,724

Energy – 0.1%
MEG Energy Corp.(a) (Canada) (BB-/B1)
70,000	7.125		02/01/27	71,050

Mining – 1.0%
First Quantum Minerals Ltd. (Zambia) (B+/NR)
207,000	7.500	(a)	04/01/25	206,557
410,000	6.875	(a)	03/01/26	403,564
Hudbay Minerals, Inc.(a) (Canada) (B/B2)
435,000	4.500		04/01/26	411,619

				1,021,740

Natural Gas – 0.3%
Parkland Corp.(a) (Canada) (BB/Ba3)
363,000	4.625		05/01/30	320,347

Transportation – 0.1%
VistaJet Malta Finance PLC / Vista Management Holding, Inc.(a) (Switzerland) (B-/B3)
100,000	9.500		06/01/28	92,750

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Wireless – 0.4%
Intelsat Jackson Holdings SA(a) (Luxembourg) (B+/B3)
$392,000	6.500%	03/15/30	$361,130

TOTAL FOREIGN CORPORATE DEBT
(Cost $6,392,124)			$6,164,340

Shares	Dividend Rate	Value

Investment Company – 1.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,043,475	5.234%	$1,043,475
(Cost $1,043,475)

TOTAL INVESTMENTS – 98.3%
(Cost $104,514,706)		$99,522,597

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		1,724,779

NET ASSETS – 100.0%		$101,247,376

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Pay-in-kind securities.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.4%
U.S. Treasury Inflation Indexed Bonds
$6,388,436	0.125%	10/15/24	$6,176,525
3,253,917	0.250	01/15/25	3,127,865
1,814,106	0.375	07/15/25	1,738,940
3,899,251	0.125	10/15/25	3,702,181
10,109,483	0.625	01/15/26	9,643,244
8,600,075	0.125	04/15/26	8,069,427
8,889,724	0.125	07/15/26	8,351,348
5,993,228	0.375	07/15/27	5,607,935
9,682,688	0.500	01/15/28	9,027,338
4,965,277	0.750	07/15/28	4,684,657
2,809,939	3.875	04/15/29	3,074,835
4,863,005	0.250	07/15/29	4,417,002
9,114,751	0.125	01/15/30	8,112,652
6,430,814	0.125	07/15/30	5,703,096
3,721,364	0.125	07/15/31	3,247,180
4,268,398	0.125	01/15/32	3,681,378
2,853,149	0.625	07/15/32	2,563,988
5,156,684	2.125	02/15/40	5,286,128
6,313,909	0.750	02/15/42	5,120,363
3,697,054	0.875	02/15/47	2,910,113
2,335,985	1.000	02/15/48	1,880,561
1,511,988	1.000	02/15/49	1,208,585
3,207,812	0.250	02/15/50	2,064,451
1,774,489	0.125	02/15/52	1,073,060

TOTAL U.S. TREASURY INFLATION INDEXED BONDS
(Cost $128,080,755)			$110,472,852

Shares	Dividend Rate	Value

Investment Company – 0.5%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
536,220	5.234%	$536,220
(Cost $536,220)

TOTAL INVESTMENTS – 99.9%
(Cost $128,616,975)		$111,009,072

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		133,602

NET ASSETS – 100.0%		$111,142,674

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 81.5%
Aerospace & Defense – 2.4%
Boeing Co. (The)
$10,000	4.875%		05/01/25	$9,878
20,000	2.196		02/04/26	18,494
70,000	3.250		03/01/28	63,904
General Dynamics Corp.
16,000	1.150		06/01/26	14,458
Huntington Ingalls Industries, Inc.
20,000	3.483		12/01/27	18,475
L3Harris Technologies, Inc.
16,000	3.850		12/15/26	15,302
Lockheed Martin Corp.
50,000	3.550		01/15/26	48,382
Northrop Grumman Corp.
8,000	3.200		02/01/27	7,557
RTX Corp.
16,000	3.500		03/15/27	15,111
Textron, Inc.
13,000	3.650		03/15/27	12,233

				223,794

Banks – 22.7%
American Express Co.
29,000	3.125		05/20/26	27,408
20,000	5.850		11/05/27	20,446
Bank of America Corp.
(SOFR + 1.290%)
30,000	5.080	(a)	01/20/27	29,660
(SOFR + 0.960%)
32,000	1.734	(a)	07/22/27	28,645
(SOFR + 1.580%)
32,000	4.376	(a)	04/27/28	30,727
(SOFR + 1.630%)
30,000	5.202	(a)	04/25/29	29,593
Bank of America Corp., MTN
21,000	4.000		01/22/25	20,484
(SOFR + 1.010%)
21,000	1.197	(a)	10/24/26	19,039
(3M U.S. T-Bill MMY + 1.322%)
25,000	3.559	(a)	04/23/27	23,697
(SOFR + 1.050%)
76,000	2.551	(a)	02/04/28	68,477
(SOFR + 2.040%)
50,000	4.948	(a)	07/22/28	48,752
(3M U.S. T-Bill MMY + 1.572%)
60,000	4.271	(a)	07/23/29	56,458
Bank of America Corp.(a), Series N
(SOFR + 0.910%)
17,000	1.658		03/11/27	15,361
Bank of New York Mellon Corp. (The), MTN
20,000	1.600		04/24/25	18,795
50,000	3.350		04/25/25	48,353
(3M U.S. T-Bill MMY + 1.331%)
34,000	3.442	(a)	02/07/28	32,073
Capital One Financial Corp.
(SOFR + 2.080%)
20,000	5.468	(a)	02/01/29	19,332

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp. – (continued)
(SOFR + 2.640%)
60,000	6.312	(a)	06/08/29	59,892
Charles Schwab Corp. (The)
33,000	3.000		03/10/25	31,627
40,000	3.300		04/01/27	37,028
Citigroup, Inc.
(SOFR + 0.694%)
50,000	2.014	(a)	01/25/26	47,273
(SOFR + 0.765%)
60,000	1.122	(a)	01/28/27	53,621
34,000	4.450		09/29/27	32,517
(3M U.S. T-Bill MMY + 1.825%)
24,000	3.887	(a)	01/10/28	22,683
Citizens Financial Group, Inc.
50,000	2.850		07/27/26	45,405
Comerica, Inc.
13,000	3.800		07/22/26	11,845
Discover Financial Services
40,000	3.750		03/04/25	38,289
20,000	4.100		02/09/27	18,565
Fifth Third Bancorp(a)
(SOFRINDX + 2.192%)
65,000	6.361		10/27/28	65,638
Huntington Bancshares, Inc.
18,000	4.000		05/15/25	17,365
JPMorgan Chase & Co.
34,000	3.875		09/10/24	33,329
(3M U.S. T-Bill MMY + 1.585%)
28,000	2.005	(a)	03/13/26	26,482
(SOFR + 1.850%)
21,000	2.083	(a)	04/22/26	19,785
27,000	3.200		06/15/26	25,569
30,000	2.950		10/01/26	28,014
(SOFR + 0.800%)
17,000	1.045	(a)	11/19/26	15,343
(SOFR + 0.885%)
25,000	1.578	(a)	04/22/27	22,455
(SOFR + 1.170%)
25,000	2.947	(a)	02/24/28	22,954
(SOFR + 1.560%)
47,000	4.323	(a)	04/26/28	45,234
(SOFR + 1.450%)
100,000	5.299	(a)	07/24/29	99,523
KeyCorp, MTN
35,000	2.250		04/06/27	30,093
M&T Bank Corp.(a)
(SOFRINDX + 1.780%)
20,000	4.553		08/16/28	18,736
Morgan Stanley
(SOFR + 1.990%)
60,000	2.188	(a)	04/28/26	56,532
(SOFR + 1.295%)
20,000	5.050	(a)	01/28/27	19,795
Morgan Stanley, GMTN
20,000	3.875		01/27/26	19,250

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley(a), MTN
(SOFR + 1.590%)
$100,000	5.164%		04/20/29	$98,124
Northern Trust Corp.(a)
(3M USD LIBOR + 1.131%)
50,000	3.375		05/08/32	44,651
PNC Financial Services Group, Inc. (The)(a)
(SOFR + 1.620%)
20,000	5.354		12/02/28	19,673
Santander Holdings USA, Inc.
13,000	3.450		06/02/25	12,458
20,000	4.500		07/17/25	19,548
(SOFR + 1.249%)
20,000	2.490	(a)	01/06/28	17,586
(SOFR + 2.356%)
20,000	6.499	(a)	03/09/29	19,888
State Street Corp.
20,000	3.300		12/16/24	19,412
(SOFR + 2.600%)
13,000	2.901	(a)	03/30/26	12,473
Synovus Financial Corp.
30,000	5.200		08/11/25	28,806
Truist Financial Corp., MTN
(SOFR + 1.626%)
50,000	5.900	(a)	10/28/26	50,073
(SOFR + 1.435%)
20,000	4.873	(a)	01/26/29	19,206
US Bancorp, MTN
(SOFR + 0.730%)
10,000	2.215	(a)	01/27/28	8,930
(SOFR + 1.660%)
30,000	4.548	(a)	07/22/28	28,736
US Bancorp, Series X
21,000	3.150		04/27/27	19,461
Wells Fargo & Co.
6,000	3.000		04/22/26	5,624
(SOFR + 2.000%)
26,000	2.188	(a)	04/30/26	24,464
23,000	3.000		10/23/26	21,313
Wells Fargo & Co., MTN
(3M U.S. T-Bill MMY + 1.012%)
51,000	2.164	(a)	02/11/26	48,241
(3M U.S. T-Bill MMY + 1.432%)
11,000	3.196	(a)	06/17/27	10,240
(SOFR + 1.510%)
16,000	3.526	(a)	03/24/28	14,888
(3M U.S. T-Bill MMY + 1.572%)
15,000	3.584	(a)	05/22/28	13,933
(SOFR + 2.100%)
15,000	2.393	(a)	06/02/28	13,352
(SOFR + 1.980%)
16,000	4.808	(a)	07/25/28	15,456

				2,088,678

Basic Industry – 0.3%
Linde, Inc.
24,000	3.200		01/30/26	23,077

Corporate Obligations – (continued)
Building Materials – 0.2%
Owens Corning
16,000	4.200		12/01/24	15,698

Capital Goods – 5.6%
3M Co., MTN
20,000	3.000		08/07/25	19,218
Berry Global, Inc.
20,000	1.650		01/15/27	17,327
Carrier Global Corp.
12,000	2.242		02/15/25	11,427
Caterpillar Financial Services Corp.
17,000	0.900		03/02/26	15,398
Caterpillar Financial Services Corp., MTN
60,000	4.900		01/17/25	59,811
20,000	3.600		08/12/27	19,143
Honeywell International, Inc.
60,000	4.850		11/01/24	59,687
Hubbell, Inc.
40,000	3.500		02/15/28	37,312
John Deere Capital Corp., MTN
50,000	5.150		03/03/25	49,947
17,000	2.350		03/08/27	15,608
20,000	4.750		01/20/28	19,925
20,000	1.500		03/06/28	17,301
Lennox International, Inc.
40,000	1.350		08/01/25	36,747
Otis Worldwide Corp.
30,000	2.293		04/05/27	27,242
Republic Services, Inc.
9,000	2.900		07/01/26	8,483
Roper Technologies, Inc.
16,000	1.000		09/15/25	14,648
16,000	3.850		12/15/25	15,453
Sonoco Products Co.
16,000	2.250		02/01/27	14,328
Trane Technologies Luxembourg Finance SA
40,000	3.500		03/21/26	38,319
Westinghouse Air Brake Technologies Corp.
16,000	3.200		06/15/25	15,267

				512,591

Communications – 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital
17,000	4.908		07/23/25	16,702
Moody’s Corp.
50,000	3.750		03/24/25	48,706
TWDC Enterprises 18 Corp., MTN
8,000	1.850		07/30/26	7,327
Walt Disney Co. (The)
24,000	3.350		03/24/25	23,290

				96,025

Consumer Cyclical – 9.4%
Amazon.com, Inc.
70,000	3.800		12/05/24	68,811
20,000	0.800		06/03/25	18,579

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Amazon.com, Inc. – (continued)
$33,000	1.000%		05/12/26	$29,838
15,000	4.550		12/01/27	14,963
American Honda Finance Corp., GMTN
20,000	3.500		02/15/28	18,760
American Honda Finance Corp., MTN
13,000	1.200		07/08/25	12,053
13,000	1.300		09/09/26	11,608
AutoNation, Inc.
18,000	3.500		11/15/24	17,438
Booking Holdings, Inc.
43,000	3.600		06/01/26	41,319
DR Horton, Inc.
13,000	2.500		10/15/24	12,528
10,000	1.300		10/15/26	8,830
General Motors Co.
34,000	6.800		10/01/27	35,104
General Motors Financial Co., Inc.
70,000	4.000		01/15/25	67,982
21,000	1.250		01/08/26	18,859
20,000	2.700		08/20/27	17,822
Home Depot, Inc. (The)
40,000	4.000		09/15/25	39,189
21,000	2.800		09/14/27	19,510
Las Vegas Sands Corp.
10,000	3.500		08/18/26	9,276
Lennar Corp.
32,000	4.750		05/30/25	31,486
20,000	4.750		11/29/27	19,478
Marriott International, Inc., Series EE
8,000	5.750		05/01/25	8,012
McDonald’s Corp., MTN
70,000	3.300		07/01/25	67,682
NIKE, Inc.
50,000	2.750		03/27/27	46,719
Ross Stores, Inc.
13,000	4.600		04/15/25	12,779
Starbucks Corp.
16,000	2.000		03/12/27	14,443
20,000	3.500		03/01/28	18,788
Toll Brothers Finance Corp.
16,000	4.875		11/15/25	15,700
Toyota Motor Credit Corp., MTN
16,000	0.800		01/09/26	14,493
40,000	3.050		03/22/27	37,600
Visa, Inc.
16,000	1.900		04/15/27	14,498
50,000	2.750		09/15/27	46,413
Walmart, Inc.
24,000	1.050		09/17/26	21,522
Western Union Co. (The)
40,000	1.350		03/15/26	35,762

				867,844

Consumer Noncyclical – 3.8%
Abbott Laboratories
20,000	1.150		01/30/28	17,268

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
AbbVie, Inc.
25,000	2.600		11/21/24	24,142
31,000	3.600		05/14/25	30,074
Amgen, Inc.
15,000	5.150		03/02/28	15,013
Becton Dickinson & Co.
18,000	3.734		12/15/24	17,561
Equifax, Inc.
19,000	2.600		12/01/24	18,268
Gilead Sciences, Inc.
60,000	3.500		02/01/25	58,411
20,000	1.200		10/01/27	17,207
Merck & Co., Inc.
16,000	0.750		02/24/26	14,488
Royalty Pharma PLC
50,000	1.200		09/02/25	45,621
Shire Acquisitions Investments Ireland DAC
50,000	3.200		09/23/26	46,957
Utah Acquisition Sub, Inc.
13,000	3.950		06/15/26	12,308
Walgreens Boots Alliance, Inc.
37,000	3.800		11/18/24	36,151

				353,469

Consumer Products – 0.6%
Procter & Gamble Co. (The)
50,000	4.100		01/26/26	49,284
8,000	1.900		02/01/27	7,319

				56,603

Electric – 5.9%
AES Corp. (The)
17,000	1.375		01/15/26	15,301
Black Hills Corp.
20,000	5.950		03/15/28	20,264
Dominion Energy, Inc., Series A
17,000	1.450		04/15/26	15,345
DTE Energy Co., Series F
24,000	1.050		06/01/25	22,149
Duke Energy Corp.
20,000	0.900		09/15/25	18,271
16,000	2.650		09/01/26	14,807
40,000	4.300		03/15/28	38,465
Eastern Energy Gas Holdings LLC
40,000	3.600		12/15/24	38,822
Edison International
40,000	4.125		03/15/28	37,360
Entergy Louisiana LLC
50,000	5.590		10/01/24	49,872
Exelon Corp.
11,000	3.400		04/15/26	10,467
NextEra Energy Capital Holdings, Inc.
13,000	1.875		01/15/27	11,590
27,000	3.550		05/01/27	25,459
30,000	4.900		02/28/28	29,527
(US 5 Year CMT T-Note + 2.547%)
20,000	3.800	(a)	03/15/82	16,862

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Pacific Gas and Electric Co.
$7,000	3.450%	07/01/25	$6,650
28,000	3.300	03/15/27	25,542
20,000	5.450	06/15/27	19,461
Public Service Electric and Gas Co., MTN
50,000	3.050	11/15/24	48,541
Sempra
34,000	3.250	06/15/27	31,466
Southern California Edison Co.
15,000	5.850	11/01/27	15,338
Southern Co. (The)
16,000	3.250	07/01/26	15,162
Southern Co. Gas Capital Corp.
16,000	3.875	11/15/25	15,408

			542,129

Energy – 7.9%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
15,000	3.337	12/15/27	13,929
Boardwalk Pipelines LP
40,000	4.450	07/15/27	37,970
BP Capital Markets America, Inc.
20,000	3.796	09/21/25	19,453
40,000	3.017	01/16/27	37,532
Chevron Corp.
25,000	3.326	11/17/25	24,274
50,000	1.995	05/11/27	45,271
DCP Midstream Operating LP
40,000	5.375	07/15/25	39,700
Energy Transfer LP
40,000	4.750	01/15/26	39,147
40,000	5.550	02/15/28	39,859
Enterprise Products Operating LLC
16,000	3.750	02/15/25	15,569
Exxon Mobil Corp.
24,000	3.043	03/01/26	22,926
13,000	2.275	08/16/26	12,125
Hercules Capital, Inc.
20,000	3.375	01/20/27	17,727
Kinder Morgan, Inc.
16,000	4.300	06/01/25	15,660
Magellan Midstream Partners LP
24,000	5.000	03/01/26	23,783
Marathon Petroleum Corp.
11,000	4.700	05/01/25	10,811
MPLX LP
24,000	4.875	12/01/24	23,722
12,000	1.750	03/01/26	10,937
National Fuel Gas Co.
16,000	5.500	01/15/26	15,846
Occidental Petroleum Corp.
50,000	5.875	09/01/25	49,859
ONEOK Partners LP
50,000	4.900	03/15/25	49,235
Plains All American Pipeline LP / PAA Finance Corp.
16,000	4.650	10/15/25	15,621

Corporate Obligations – (continued)
Energy – (continued)
Sabine Pass Liquefaction LLC
10,000	5.625	03/01/25	9,969
31,000	5.000	03/15/27	30,535
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
40,000	6.500	07/15/27	40,175
Western Midstream Operating LP
16,000	3.100	02/01/25	15,380
16,000	3.950	06/01/25	15,460
Williams Cos., Inc. (The)
34,000	4.000	09/15/25	32,980

			725,455

Financial Company – 2.1%
Air Lease Corp.
37,000	3.625	04/01/27	34,439
Ally Financial, Inc.
50,000	5.125	09/30/24	49,260
15,000	7.100	11/15/27	15,202
Ares Capital Corp.
17,000	2.875	06/15/27	14,928
Bain Capital Specialty Finance, Inc.
20,000	2.550	10/13/26	17,262
BGC Partners, Inc.
40,000	4.375	12/15/25	37,320
FS KKR Capital Corp.
16,000	3.250	07/15/27	13,830
Sixth Street Specialty Lending, Inc.
16,000	3.875	11/01/24	15,480

			197,721

Food and Beverage – 2.1%
Coca-Cola Co. (The)
50,000	1.500	03/05/28	43,808
General Mills, Inc.
20,000	4.000	04/17/25	19,502
30,000	5.241	11/18/25	29,912
Kellogg Co.
50,000	3.250	04/01/26	47,583
McCormick & Co., Inc.
16,000	0.900	02/15/26	14,422
PepsiCo, Inc.
26,000	2.250	03/19/25	24,886
11,000	2.850	02/24/26	10,478

			190,591

Hardware – 0.5%
CDW LLC / CDW Finance Corp.
50,000	4.125	05/01/25	48,375

Healthcare – 0.9%
CVS Health Corp.
13,000	3.000	08/15/26	12,178
HCA, Inc.
10,000	5.375	02/01/25	9,950
16,000	4.500	02/15/27	15,450
Quest Diagnostics, Inc.
16,000	3.450	06/01/26	15,295

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
UnitedHealth Group, Inc.
$16,000	3.375%	04/15/27	$15,200
15,000	5.250	02/15/28	15,266

			83,339

Insurance – 0.3%
Lincoln National Corp.
30,000	3.800	03/01/28	27,444

Media Non Cable – 0.3%
Netflix, Inc.
16,000	5.875	02/15/25	16,137
16,000	4.375	11/15/26	15,620

			31,757

Pharmaceuticals – 0.2%
Viatris, Inc.
16,000	2.300	06/22/27	14,017

REITs and Real Estate – 3.6%
Boston Properties LP
20,000	3.200	01/15/25	19,204
Brandywine Operating Partnership LP
20,000	3.950	11/15/27	16,501
Brixmor Operating Partnership LP
20,000	3.900	03/15/27	18,557
Equinix, Inc.
23,000	1.800	07/15/27	20,059
ERP Operating LP
16,000	3.375	06/01/25	15,403
GLP Capital LP / GLP Financing II, Inc.
40,000	3.350	09/01/24	38,825
9,000	5.375	04/15/26	8,818
Healthpeak OP LLC
16,000	3.250	07/15/26	15,142
Highwoods Realty LP
20,000	4.125	03/15/28	17,978
Public Storage Operating Co.
13,000	1.500	11/09/26	11,713
Simon Property Group LP
16,000	3.500	09/01/25	15,434
16,000	3.300	01/15/26	15,250
Spirit Realty LP
7,000	3.200	01/15/27	6,373
Tanger Properties LP
30,000	3.875	07/15/27	26,867
VICI Properties LP
50,000	4.375	05/15/25	48,539
Vornado Realty LP
20,000	2.150	06/01/26	17,127
Welltower OP LLC
16,000	4.000	06/01/25	15,515

			327,305

Technology – 7.8%
Activision Blizzard, Inc.
40,000	3.400	09/15/26	38,207

Corporate Obligations – (continued)
Technology – (continued)
Alphabet, Inc.
16,000	1.998	08/15/26	14,817
Apple, Inc.
25,000	2.450	08/04/26	23,386
17,000	2.050	09/11/26	15,688
32,000	3.350	02/09/27	30,551
90,000	4.000	05/10/28	87,965
Arrow Electronics, Inc.
50,000	4.000	04/01/25	48,552
Autodesk, Inc.
40,000	3.500	06/15/27	37,779
Broadcom Corp. / Broadcom Cayman Finance Ltd.
17,000	3.875	01/15/27	16,160
Fiserv, Inc.
12,000	3.850	06/01/25	11,649
24,000	3.200	07/01/26	22,651
Genpact Luxembourg Sarl
16,000	3.375	12/01/24	15,480
Hewlett Packard Enterprise Co.
15,000	4.900	10/15/25	14,831
International Business Machines Corp.
90,000	6.220	08/01/27	94,352
Intuit, Inc.
16,000	1.350	07/15/27	14,033
Jabil, Inc.
40,000	4.250	05/15/27	38,181
Keysight Technologies, Inc.
40,000	4.600	04/06/27	39,149
Microchip Technology, Inc.
16,000	4.250	09/01/25	15,537
Microsoft Corp.
31,000	3.300	02/06/27	29,815
Motorola Solutions, Inc.
13,000	7.500	05/15/25	13,341
NetApp, Inc.
13,000	3.300	09/29/24	12,580
40,000	2.375	06/22/27	36,279
QUALCOMM, Inc.
7,000	3.450	05/20/25	6,794
VeriSign, Inc.
40,000	5.250	04/01/25	39,750

			717,527

Transportation – 1.7%
CSX Corp.
17,000	3.250	06/01/27	16,015
Delta Air Lines, Inc.
20,000	2.900	10/28/24	19,361
Ryder System, Inc., MTN
5,000	1.750	09/01/26	4,504
8,000	2.900	12/01/26	7,364
20,000	5.650	03/01/28	20,079
Southwest Airlines Co.
40,000	5.125	06/15/27	39,455
Union Pacific Corp.
17,000	3.250	08/15/25	16,383

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
United Airlines Pass Through Trust, Series 20-1
$14,339	5.875%	10/15/27	$14,268
United Airlines Pass Through Trust, Series A
15,491	4.300	08/15/25	14,961

			152,390

Wireless – 2.2%
American Tower Corp.
13,000	3.375	10/15/26	12,197
AT&T, Inc.
21,000	1.700	03/25/26	19,135
10,000	1.650	02/01/28	8,549
Crown Castle, Inc.
33,000	3.200	09/01/24	32,066
Sprint LLC
30,000	7.625	03/01/26	31,144
T-Mobile USA, Inc.
16,000	3.750	04/15/27	15,147
70,000	2.050	02/15/28	61,206
Verizon Communications, Inc.
25,000	2.100	03/22/28	21,841

			201,285

TOTAL CORPORATE OBLIGATIONS
(Cost $7,724,397)			$7,497,114

Foreign Corporate Debt – 16.8%
Banks – 9.9%
Bank of Montreal, MTN (Canada)
$50,000	1.250%	09/15/26	$44,256
30,000	2.650	03/08/27	27,266
Bank of Montreal(a) (Canada)
(5 Year USD Swap + 1.432%)
40,000	3.803	12/15/32	35,350
Bank of Nova Scotia (The) (Canada)
17,000	1.050	03/02/26	15,244
17,000	2.700	08/03/26	15,794
21,000	1.300	09/15/26	18,611
50,000	2.951	03/11/27	46,001
Canadian Imperial Bank of Commerce (Canada)
77,000	1.250	06/22/26	68,625
Deutsche Bank AG (Germany)
50,000	4.100	01/13/26	47,628
Mitsubishi UFJ Financial Group, Inc. (Japan)
100,000	3.777	03/02/25	97,125
20,000	3.287	07/25/27	18,614
Royal Bank of Canada (Canada)
101,000	3.625	05/04/27	95,294
Royal Bank of Canada, GMTN (Canada)
20,000	4.240	08/03/27	19,229
Royal Bank of Canada, MTN (Canada)
23,000	1.150	06/10/25	21,304
Sumitomo Mitsui Financial Group, Inc. (Japan)
20,000	3.446	01/11/27	18,719
51,000	3.364	07/12/27	47,367

Foreign Corporate Debt – (continued)
Banks – (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan) – (continued)
30,000	3.352	10/18/27	27,617
50,000	3.544	01/17/28	46,233
Toronto-Dominion Bank (The) (Canada)
50,000	5.103	01/09/26	49,614
15,000	5.156	01/10/28	14,859
Toronto-Dominion Bank (The), MTN (Canada)
34,000	0.750	01/06/26	30,539
16,000	1.250	09/10/26	14,184
Westpac Banking Corp. (Australia)
23,000	1.150	06/03/26	20,672
70,000	5.457	11/18/27	71,244

			911,389

Consumer Cyclical – 0.3%
Toyota Motor Corp. (Japan)
28,000	1.339	03/25/26	25,530

Consumer Noncyclical – 1.4%
AstraZeneca PLC (United Kingdom)
50,000	3.375	11/16/25	48,044
BAT Capital Corp. (United Kingdom)
20,000	2.789	09/06/24	19,362
BAT International Finance PLC (United Kingdom)
67,000	1.668	03/25/26	60,723

			128,129

Energy – 2.5%
BP Capital Markets PLC (United Kingdom)
21,000	3.279	09/19/27	19,774
Canadian Natural Resources Ltd. (Canada)
50,000	2.050	07/15/25	46,892
Enbridge, Inc.(a) (Canada)
(3M U.S. T-Bill MMY + 3.903%)
50,000	6.250	03/01/78	46,312
Equinor ASA (Norway)
60,000	1.750	01/22/26	55,628
Shell International Finance BV (Netherlands)
50,000	2.000	11/07/24	48,088
16,000	3.250	05/11/25	15,495

			232,189

Financial Company – 0.3%
ORIX Corp. (Japan)
30,000	5.000	09/13/27	29,674

Insurance – 0.6%
Manulife Financial Corp. (Canada)
60,000	2.484	05/19/27	54,921

Metals and Mining – 0.7%
BHP Billiton Finance USA Ltd. (Australia)
60,000	4.750	02/28/28	59,419

Technology – 0.4%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
40,000	4.400	06/01/27	38,478

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Transportation – 0.4%
Canadian Pacific Railway Co. (Canada)
$40,000	3.700%	02/01/26	$38,268

Wireless – 0.3%
Rogers Communications, Inc. (Canada)
34,000	3.200	03/15/27	31,524

TOTAL FOREIGN CORPORATE DEBT
(Cost $1,588,978)			$1,549,521

TOTAL INVESTMENTS – 98.3%
(Cost $9,313,342)			$9,046,635

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			155,345

NET ASSETS – 100.0%			$9,201,980

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2023.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 79.2%
Aerospace & Defense – 2.5%
Boeing Co. (The)
$300,000	2.196%		02/04/26	$277,410
290,000	2.700		02/01/27	265,834
400,000	3.250		02/01/28	365,929
400,000	3.200		03/01/29	359,693
290,000	2.950		02/01/30	252,348
1,500,000	5.150		05/01/30	1,480,231
500,000	3.600		05/01/34	423,932
300,000	3.250		02/01/35	241,710
300,000	5.705		05/01/40	292,772
275,000	3.900		05/01/49	206,863
300,000	3.750		02/01/50	220,126
400,000	5.805		05/01/50	392,143
500,000	5.930		05/01/60	487,234
General Dynamics Corp.
50,000	3.250		04/01/25	48,472
600,000	3.500		04/01/27	571,548
250,000	4.250		04/01/40	223,339
384,000	4.250		04/01/50	337,602
Lockheed Martin Corp.
250,000	5.100		11/15/27	252,847
620,000	5.250		01/15/33	638,135
533,000	4.070		12/15/42	462,800
260,000	3.800		03/01/45	212,620
100,000	4.700		05/15/46	93,279
168,000	4.090		09/15/52	141,616
640,000	4.150		06/15/53	541,611
428,000	5.900		11/15/63	470,563
Northrop Grumman Corp.
476,000	2.930		01/15/25	460,076
290,000	3.200		02/01/27	273,926
738,000	3.250		01/15/28	686,817
400,000	4.400		05/01/30	385,131
1,016,000	4.030		10/15/47	835,381
267,000	5.250		05/01/50	261,722
RTX Corp.
1,080,000	3.950		08/16/25	1,050,426
100,000	3.125		05/04/27	93,374
300,000	4.125		11/16/28	286,347
620,000	1.900		09/01/31	486,305
250,000	2.375		03/15/32	201,404
243,000	4.450		11/16/38	214,983
500,000	4.500		06/01/42	436,498
870,000	4.150		05/15/45	707,851
208,000	3.750		11/01/46	157,692
554,000	4.350		04/15/47	467,192
292,000	4.625		11/16/48	256,281
406,000	3.125		07/01/50	276,034
260,000	2.820		09/01/51	162,693

				16,960,790

Agriculture – 0.1%
Archer-Daniels-Midland Co.
462,000	3.250		03/27/30	420,099
500,000	2.900		03/01/32	431,140

				851,239

Corporate Obligations – (continued)
Banks – 19.4%
American Express Co.
2,912,000	3.000		10/30/24	2,828,041
649,000	4.200		11/06/25	631,135
470,000	3.125		05/20/26	444,200
250,000	1.650		11/04/26	223,163
(SOFR + 2.255%)
192,000	4.989	(a)	05/26/33	182,404
Bank of America Corp.
(3M U.S. T-Bill MMY + 1.072%)
584,000	3.366	(a)	01/23/26	562,603
(SOFR + 0.960%)
696,000	1.734	(a)	07/22/27	623,033
(3M U.S. T-Bill MMY + 1.774%)
485,000	3.705	(a)	04/24/28	452,243
(SOFR + 1.990%)
800,000	6.204	(a)	11/10/28	820,466
(3M U.S. T-Bill MMY + 1.302%)
1,148,000	3.419	(a)	12/20/28	1,052,958
(SOFR + 2.150%)
519,000	2.592	(a)	04/29/31	430,200
(SOFR + 1.320%)
1,130,000	2.687	(a)	04/22/32	925,333
(SOFR + 1.220%)
1,140,000	2.299	(a)	07/21/32	899,578
(SOFR + 1.210%)
700,000	2.572	(a)	10/20/32	561,589
(SOFR + 1.910%)
630,000	5.288	(a)	04/25/34	616,301
(US 5 Year CMT T-Note + 1.200%)
278,000	2.482	(a)	09/21/36	211,876
860,000	6.110		01/29/37	888,249
(3M U.S. T-Bill MMY + 2.076%)
418,000	4.244	(a)	04/24/38	364,254
370,000	7.750		05/14/38	434,072
(SOFR + 1.580%)
519,000	3.311	(a)	04/22/42	391,948
(3M U.S. T-Bill MMY + 1.452%)
750,000	3.946	(a)	01/23/49	586,668
(SOFR + 1.560%)
457,000	2.972	(a)	07/21/52	301,556
Bank of America Corp., GMTN
220,000	3.500		04/19/26	209,376
(3M U.S. T-Bill MMY + 1.632%)
588,000	3.593	(a)	07/21/28	547,427
Bank of America Corp., Series L
110,000	3.950		04/21/25	106,620
580,000	4.183		11/25/27	550,843
Bank of America Corp., MTN
596,000	4.200		08/26/24	585,612
340,000	4.000		01/22/25	331,637
215,000	3.875		08/01/25	209,324
(3M U.S. T-Bill MMY + 1.352%)
820,000	3.093	(a)	10/01/25	794,793
(3M U.S. T-Bill MMY + 1.132%)
1,000,000	2.456	(a)	10/22/25	961,432

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., MTN – (continued)
(3M U.S. T-Bill MMY + 0.902%)
$700,000	2.015	%(a)	02/13/26	$660,548
180,000	4.450		03/03/26	175,061
(SOFR + 1.150%)
1,718,000	1.319	(a)	06/19/26	1,581,106
629,000	4.250		10/22/26	604,081
(3M U.S. T-Bill MMY + 1.322%)
760,000	3.559	(a)	04/23/27	720,399
670,000	3.248		10/21/27	624,497
(3M U.S. T-Bill MMY + 1.837%)
628,000	3.824	(a)	01/20/28	592,112
(SOFR + 1.050%)
490,000	2.551	(a)	02/04/28	441,497
(SOFR + 2.040%)
1,000,000	4.948	(a)	07/22/28	975,039
(3M U.S. T-Bill MMY + 1.332%)
150,000	3.970	(a)	03/05/29	140,122
(3M U.S. T-Bill MMY + 1.572%)
710,000	4.271	(a)	07/23/29	668,087
(3M U.S. T-Bill MMY + 1.472%)
504,000	3.974	(a)	02/07/30	464,257
(3M U.S. T-Bill MMY + 1.442%)
200,000	3.194	(a)	07/23/30	175,026
(3M U.S. T-Bill MMY + 1.452%)
281,000	2.884	(a)	10/22/30	241,105
(3M U.S. T-Bill MMY + 1.252%)
1,345,000	2.496	(a)	02/13/31	1,118,985
(SOFR + 1.530%)
830,000	1.898	(a)	07/23/31	654,729
(SOFR + 1.370%)
500,000	1.922	(a)	10/24/31	392,116
(3M U.S. T-Bill MMY + 1.582%)
208,000	4.078	(a)	04/23/40	175,074
(SOFR + 1.930%)
704,000	2.676	(a)	06/19/41	486,598
248,000	5.875		02/07/42	256,078
334,000	5.000		01/21/44	317,910
(3M U.S. T-Bill MMY + 2.252%)
354,000	4.443	(a)	01/20/48	302,407
(3M U.S. T-Bill MMY + 1.782%)
477,000	4.330	(a)	03/15/50	404,414
(3M U.S. T-Bill MMY + 3.412%)
826,000	4.083	(a)	03/20/51	668,389
Bank of America Corp.(a), Series N
(SOFR + 1.220%)
500,000	2.651		03/11/32	410,549
Bank of America NA
250,000	5.526		08/18/26	251,471
Bank of New York Mellon Corp. (The), MTN
100,000	2.100		10/24/24	96,412
50,000	2.800		05/04/26	47,000
290,000	3.250		05/16/27	272,158
636,000	3.400		01/29/28	592,988
(3M U.S. T-Bill MMY + 1.331%)
887,000	3.442	(a)	02/07/28	836,728
400,000	3.850		04/28/28	379,758
144,000	3.300		08/23/29	128,680

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp.
50,000	4.200		10/29/25	47,910
(SOFR + 1.290%)
550,000	2.636	(a)	03/03/26	519,164
(SOFR + 2.160%)
150,000	4.985	(a)	07/24/26	147,000
250,000	3.750		03/09/27	232,588
300,000	3.650		05/11/27	279,404
690,000	3.800		01/31/28	634,122
(SOFR + 2.057%)
250,000	4.927	(a)	05/10/28	240,873
(SOFR + 2.640%)
1,000,000	6.312	(a)	06/08/29	998,197
(SOFR + 1.337%)
500,000	2.359	(a)	07/29/32	356,934
(SOFR + 2.860%)
500,000	6.377	(a)	06/08/34	494,390
Charles Schwab Corp. (The)
450,000	2.000		03/20/28	386,457
700,000	2.300		05/13/31	562,270
300,000	1.950		12/01/31	229,341
Citigroup, Inc.
250,000	4.000		08/05/24	245,542
500,000	3.875		03/26/25	484,775
100,000	3.700		01/12/26	95,925
(SOFR + 0.694%)
1,018,000	2.014	(a)	01/25/26	962,465
(SOFR + 2.842%)
640,000	3.106	(a)	04/08/26	613,986
(SOFR + 0.765%)
1,857,000	1.122	(a)	01/28/27	1,659,567
(SOFR + 0.770%)
275,000	1.462	(a)	06/09/27	244,429
700,000	4.450		09/29/27	669,475
(3M U.S. T-Bill MMY + 1.825%)
100,000	3.887	(a)	01/10/28	94,512
(SOFR + 1.280%)
1,530,000	3.070	(a)	02/24/28	1,401,611
(SOFR + 1.887%)
300,000	4.658	(a)	05/24/28	292,612
(3M U.S. T-Bill MMY + 1.652%)
1,180,000	3.668	(a)	07/24/28	1,098,108
600,000	4.125		07/25/28	560,013
(3M U.S. T-Bill MMY + 1.413%)
1,150,000	3.520	(a)	10/27/28	1,060,829
(3M U.S. T-Bill MMY + 1.600%)
200,000	3.980	(a)	03/20/30	184,056
(SOFR + 1.422%)
800,000	2.976	(a)	11/05/30	687,452
(SOFR + 2.107%)
1,000,000	2.572	(a)	06/03/31	828,927
(SOFR + 1.167%)
800,000	2.561	(a)	05/01/32	646,692
544,000	6.625		06/15/32	564,289
(SOFR + 1.939%)
600,000	3.785	(a)	03/17/33	521,651

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc. – (continued)
(SOFR + 2.086%)
$500,000	4.910	%(a)	05/24/33	$476,419
(SOFR + 2.338%)
1,000,000	6.270	(a)	11/17/33	1,045,753
(3M U.S. T-Bill MMY + 1.430%)
300,000	3.878	(a)	01/24/39	245,736
650,000	6.675		09/13/43	683,839
540,000	5.300		05/06/44	492,100
500,000	4.750		05/18/46	416,640
(3M U.S. T-Bill MMY + 2.101%)
300,000	4.281	(a)	04/24/48	250,331
Citizens Bank NA(a)
(SOFR + 2.000%)
300,000	4.575		08/09/28	279,339
Discover Financial Services
100,000	6.700		11/29/32	99,605
Fifth Third Bancorp
506,000	2.550		05/05/27	455,284
(SOFRINDX + 2.192%)
100,000	6.361	(a)	10/27/28	100,982
190,000	8.250		03/01/38	214,820
Fifth Third Bank NA
560,000	3.850		03/15/26	521,791
Huntington Bancshares, Inc.
870,000	2.625		08/06/24	839,998
328,000	2.550		02/04/30	267,711
JPMorgan Chase & Co.
325,000	3.875		09/10/24	318,585
240,000	3.125		01/23/25	231,786
378,000	3.900		07/15/25	367,214
(SOFR + 0.490%)
800,000	0.768	(a)	08/09/25	760,562
(SOFR + 1.160%)
630,000	2.301	(a)	10/15/25	604,370
(SOFR + 0.915%)
250,000	2.595	(a)	02/24/26	238,944
(3M U.S. T-Bill MMY + 1.585%)
170,000	2.005	(a)	03/13/26	160,782
730,000	3.300		04/01/26	693,107
(SOFR + 1.850%)
840,000	2.083	(a)	04/22/26	791,415
690,000	3.200		06/15/26	653,436
290,000	4.125		12/15/26	279,363
(3M U.S. T-Bill MMY + 1.507%)
300,000	3.960	(a)	01/29/27	288,527
(SOFR + 0.885%)
600,000	1.578	(a)	04/22/27	538,910
293,000	4.250		10/01/27	283,683
184,000	3.625		12/01/27	172,454
(3M U.S. T-Bill MMY + 1.599%)
213,000	3.782	(a)	02/01/28	201,197
(3M U.S. T-Bill MMY + 1.642%)
1,064,000	3.540	(a)	05/01/28	993,541
(SOFR + 1.890%)
1,002,000	2.182	(a)	06/01/28	890,449

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(3M U.S. T-Bill MMY + 1.207%)
2,142,000	3.509	%(a)	01/23/29	1,974,649
(3M U.S. T-Bill MMY + 1.382%)
518,000	4.005	(a)	04/23/29	486,758
(3M U.S. T-Bill MMY + 1.592%)
450,000	4.452	(a)	12/05/29	429,323
(3M U.S. T-Bill MMY + 1.422%)
114,000	3.702	(a)	05/06/30	103,993
(3M U.S. T-Bill MMY + 1.510%)
692,000	2.739	(a)	10/15/30	593,337
(3M U.S. T-Bill MMY + 3.790%)
400,000	4.493	(a)	03/24/31	379,194
(SOFR + 2.040%)
1,130,000	2.522	(a)	04/22/31	948,534
(3M U.S. T-Bill MMY + 2.515%)
422,000	2.956	(a)	05/13/31	359,825
(3M U.S. T-Bill MMY + 1.105%)
80,000	1.764	(a)	11/19/31	62,638
(SOFR + 1.065%)
1,052,000	1.953	(a)	02/04/32	827,496
(3M U.S. T-Bill MMY + 1.250%)
1,104,000	2.580	(a)	04/22/32	905,022
(SOFR + 1.180%)
1,067,000	2.545	(a)	11/08/32	861,859
(SOFR + 1.260%)
600,000	2.963	(a)	01/25/33	499,611
513,000	6.400		05/15/38	561,734
(3M U.S. T-Bill MMY + 1.622%)
485,000	3.882	(a)	07/24/38	408,130
147,000	5.500		10/15/40	148,374
(3M U.S. T-Bill MMY + 2.460%)
230,000	3.109	(a)	04/22/41	169,967
126,000	5.600		07/15/41	128,025
328,000	5.400		01/06/42	327,235
(SOFR + 1.460%)
200,000	3.157	(a)	04/22/42	146,636
60,000	5.625		08/16/43	59,545
423,000	4.850		02/01/44	395,440
614,000	4.950		06/01/45	558,604
(3M U.S. T-Bill MMY + 1.842%)
471,000	4.260	(a)	02/22/48	395,125
(3M U.S. T-Bill MMY + 1.722%)
268,000	4.032	(a)	07/24/48	216,080
(3M U.S. T-Bill MMY + 1.642%)
622,000	3.964	(a)	11/15/48	492,710
(3M U.S. T-Bill MMY + 1.482%)
190,000	3.897	(a)	01/23/49	148,668
(SOFR + 2.440%)
368,000	3.109	(a)	04/22/51	250,864
(SOFR + 1.580%)
820,000	3.328	(a)	04/22/52	579,099
KeyBank NA
300,000	4.900		08/08/32	250,292
KeyCorp, MTN
467,000	2.250		04/06/27	401,526
516,000	4.100		04/30/28	461,487
274,000	2.550		10/01/29	219,330

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
M&T Bank Corp.(a)
(SOFR + 1.850%)
$260,000	5.053%		01/27/34	$236,748
Manufacturers & Traders Trust Co.
840,000	2.900		02/06/25	798,269
Morgan Stanley
(SOFR + 1.990%)
3,000,000	2.188	(a)	04/28/26	2,826,614
600,000	3.591	(a)	07/22/28	555,267
(SOFR + 1.290%)
3,000,000	2.943	(a)	01/21/33	2,454,066
(SOFR + 2.620%)
1,720,000	5.297	(a)	04/20/37	1,604,906
(3M U.S. T-Bill MMY + 1.693%)
2,000,000	4.457	(a)	04/22/39	1,763,782
Morgan Stanley, GMTN
1,000,000	3.875		01/27/26	962,483
(SOFR + 1.143%)
500,000	2.699	(a)	01/22/31	421,426
Morgan Stanley, MTN
(SOFR + 1.034%)
3,000,000	1.794	(a)	02/13/32	2,315,073
(SOFR + 1.430%)
2,110,000	2.802	(a)	01/25/52	1,336,315
Morgan Stanley Bank NA
1,000,000	5.479		07/16/25	1,000,693
Northern Trust Corp.
100,000	4.000		05/10/27	96,095
300,000	6.125		11/02/32	306,637
PNC Bank NA
1,150,000	3.100		10/25/27	1,044,630
260,000	2.700		10/22/29	217,223
PNC Financial Services Group, Inc. (The)
502,000	2.600		07/23/26	466,580
290,000	3.150		05/19/27	268,837
(SOFR + 1.620%)
300,000	5.354	(a)	12/02/28	295,092
100,000	3.450		04/23/29	90,353
410,000	2.550		01/22/30	343,874
(SOFR + 0.979%)
500,000	2.307	(a)	04/23/32	403,452
Santander Holdings USA, Inc.
1,310,000	3.500		06/07/24	1,283,013
440,000	3.450		06/02/25	421,654
(SOFR + 1.249%)
444,000	2.490	(a)	01/06/28	390,409
State Street Corp.
40,000	3.550		08/18/25	38,544
160,000	2.650		05/19/26	150,425
100,000	2.200		03/03/31	79,634
Synchrony Bank
400,000	5.400		08/22/25	387,157
Synchrony Financial
770,000	4.250		08/15/24	752,104
392,000	4.500		07/23/25	374,322
724,000	3.950		12/01/27	648,440

Corporate Obligations – (continued)
Banks – (continued)
Truist Bank
500,000	1.500		03/10/25	466,777
(US 5 Year CMT T-Note + 1.150%)
750,000	2.636	(a)	09/17/29	695,901
550,000	2.250		03/11/30	435,973
Truist Financial Corp., MTN
250,000	2.500		08/01/24	241,933
605,000	2.850		10/26/24	583,598
280,000	3.700		06/05/25	269,929
150,000	1.200		08/05/25	137,594
(SOFR + 0.609%)
550,000	1.267	(a)	03/02/27	492,414
750,000	1.950		06/05/30	595,585
US Bancorp
250,000	1.450		05/12/25	234,020
(US 5 Year CMT T-Note + 0.950%)
300,000	2.491	(a)	11/03/36	221,790
US Bancorp, MTN
290,000	3.600		09/11/24	283,184
286,000	3.100		04/27/26	268,410
(SOFR + 0.730%)
300,000	2.215	(a)	01/27/28	267,900
755,000	3.900		04/26/28	708,978
387,000	3.000		07/30/29	332,176
300,000	1.375		07/22/30	227,536
(SOFR + 1.020%)
950,000	2.677	(a)	01/27/33	756,799
US Bancorp, Series V
100,000	2.375		07/22/26	92,153
US Bancorp, Series X
535,000	3.150		04/27/27	495,791
US Bank NA
550,000	2.050		01/21/25	524,066
800,000	2.800		01/27/25	768,337
Wells Fargo & Co.
815,000	3.000		04/22/26	763,886
(SOFR + 2.000%)
600,000	2.188	(a)	04/30/26	564,559
1,234,000	3.000		10/23/26	1,143,467
(SOFR + 2.530%)
1,119,000	3.068	(a)	04/30/41	800,672
550,000	5.375		11/02/43	505,176
492,000	3.900		05/01/45	384,736
Wells Fargo & Co., GMTN
250,000	4.300		07/22/27	239,506
404,000	4.900		11/17/45	346,864
Wells Fargo & Co., MTN
50,000	3.300		09/09/24	48,815
460,000	3.000		02/19/25	442,837
272,000	3.550		09/29/25	261,103
(3M U.S. T-Bill MMY + 1.087%)
500,000	2.406	(a)	10/30/25	479,768
(3M U.S. T-Bill MMY + 1.012%)
530,000	2.164	(a)	02/11/26	501,325
(SOFR + 1.320%)
150,000	3.908	(a)	04/25/26	145,116
250,000	4.100		06/03/26	239,931

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., MTN – (continued)
(SOFR + 1.560%)
$200,000	4.540	%(a)	08/15/26	$195,151
(3M U.S. T-Bill MMY + 1.432%)
320,000	3.196	(a)	06/17/27	297,899
(SOFR + 1.510%)
50,000	3.526	(a)	03/24/28	46,526
(3M U.S. T-Bill MMY + 1.572%)
168,000	3.584	(a)	05/22/28	156,050
(SOFR + 2.100%)
955,000	2.393	(a)	06/02/28	850,055
(SOFR + 1.740%)
1,470,000	5.574	(a)	07/25/29	1,467,107
(3M U.S. T-Bill MMY + 1.432%)
976,000	2.879	(a)	10/30/30	835,750
(3M U.S. T-Bill MMY + 1.262%)
900,000	2.572	(a)	02/11/31	752,340
(3M U.S. T-Bill MMY + 4.032%)
200,000	4.478	(a)	04/04/31	187,511
(SOFR + 1.500%)
750,000	3.350	(a)	03/02/33	629,457
(SOFR + 2.100%)
900,000	4.897	(a)	07/25/33	845,296
293,000	4.400		06/14/46	233,132
400,000	4.750		12/07/46	331,941
(3M U.S. T-Bill MMY + 4.502%)
1,192,000	5.013	(a)	04/04/51	1,077,327
Wells Fargo Bank NA
1,470,000	5.550		08/01/25	1,474,560
400,000	6.600		01/15/38	423,365

				132,345,853

Basic Industry – 0.8%
Air Products and Chemicals, Inc.
300,000	2.700		05/15/40	218,132
CF Industries, Inc.
500,000	5.150		03/15/34	472,188
220,000	4.950		06/01/43	186,450
375,000	5.375		03/15/44	331,914
Dow Chemical Co. (The)
690,000	7.375		11/01/29	758,075
200,000	4.375		11/15/42	164,976
450,000	5.550		11/30/48	426,579
200,000	3.600		11/15/50	142,850
DuPont de Nemours, Inc.
500,000	4.493		11/15/25	489,322
400,000	5.319		11/15/38	390,252
LYB International Finance BV
753,000	4.875		03/15/44	639,848
LYB International Finance III LLC
240,000	4.200		10/15/49	178,060
308,000	4.200		05/01/50	227,846
200,000	3.625		04/01/51	135,116
LyondellBasell Industries NV
200,000	4.625		02/26/55	156,874
Sherwin-Williams Co. (The)
288,000	3.450		06/01/27	270,800

Corporate Obligations – (continued)
Basic Industry – (continued)
Sherwin-Williams Co. (The) – (continued)
300,000	4.500		06/01/47	256,310

				5,445,592

Broadcasting – 0.0%
Discovery Communications LLC
310,000	5.200		09/20/47	251,349

Brokerage – 0.5%
BlackRock, Inc.
200,000	2.400		04/30/30	171,796
200,000	1.900		01/28/31	162,492
150,000	2.100		02/25/32	119,512
CME Group, Inc.
50,000	2.650		03/15/32	41,971
100,000	5.300		09/15/43	101,125
Intercontinental Exchange, Inc.
340,000	2.100		06/15/30	280,490
830,000	1.850		09/15/32	632,527
360,000	4.600		03/15/33	344,290
566,000	3.000		06/15/50	377,840
392,000	4.950		06/15/52	366,271
416,000	3.000		09/15/60	258,245
Jefferies Financial Group, Inc.
125,000	4.150		01/23/30	112,384
600,000	2.625		10/15/31	467,310

				3,436,253

Capital Goods – 1.0%
3M Co.
500,000	2.375		08/26/29	432,382
3M Co., MTN
550,000	4.000		09/14/48	445,618
Carrier Global Corp.
40,000	2.493		02/15/27	36,452
565,000	2.722		02/15/30	485,419
307,000	2.700		02/15/31	257,786
438,000	3.377		04/05/40	330,579
250,000	3.577		04/05/50	179,570
Caterpillar, Inc.
40,000	2.600		04/09/30	35,177
80,000	5.200		05/27/41	81,309
88,000	3.803		08/15/42	74,849
246,000	3.250		09/19/49	185,404
Deere & Co.
266,000	3.900		06/09/42	233,374
190,000	3.750		04/15/50	162,693
Emerson Electric Co.
180,000	2.800		12/21/51	116,731
General Electric Co., MTN
135,000	6.750		03/15/32	150,430
Honeywell International, Inc.
112,000	2.300		08/15/24	108,757
763,000	2.500		11/01/26	712,248
80,000	2.700		08/15/29	71,192
290,000	1.750		09/01/31	230,391
300,000	5.000		02/15/33	303,167

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Illinois Tool Works, Inc.
$321,000	2.650%	11/15/26	$300,621
290,000	3.900	09/01/42	248,904
Otis Worldwide Corp.
624,000	2.565	02/15/30	534,427
Parker-Hannifin Corp.
300,000	3.650	06/15/24	294,959
Republic Services, Inc.
390,000	3.950	05/15/28	370,443
Westinghouse Air Brake Technologies Corp.
326,000	3.450	11/15/26	306,921
340,000	4.950	09/15/28	328,286

			7,018,089

Communications – 4.0%
Charter Communications Operating LLC / Charter Communications Operating Capital
798,000	4.908	07/23/25	784,043
261,000	3.750	02/15/28	239,035
414,000	4.200	03/15/28	386,042
250,000	2.250	01/15/29	207,897
128,000	5.050	03/30/29	121,834
370,000	2.800	04/01/31	297,733
200,000	2.300	02/01/32	151,126
425,000	6.384	10/23/35	412,161
338,000	5.375	04/01/38	285,673
300,000	3.500	06/01/41	198,946
590,000	6.484	10/23/45	541,851
466,000	5.375	05/01/47	373,101
432,000	5.750	04/01/48	364,848
430,000	5.125	07/01/49	330,331
350,000	4.800	03/01/50	258,833
748,000	3.700	04/01/51	465,196
250,000	3.900	06/01/52	160,128
354,000	3.850	04/01/61	211,850
254,000	4.400	12/01/61	167,136
282,000	3.950	06/30/62	170,321
Comcast Corp.
400,000	3.150	02/15/28	371,171
400,000	3.550	05/01/28	377,682
400,000	4.150	10/15/28	385,984
700,000	4.550	01/15/29	685,334
150,000	2.650	02/01/30	130,585
400,000	3.400	04/01/30	364,313
300,000	4.250	10/15/30	285,466
500,000	4.650	02/15/33	487,016
300,000	7.050	03/15/33	340,892
250,000	4.800	05/15/33	244,931
150,000	4.200	08/15/34	137,139
880,000	3.900	03/01/38	747,178
400,000	3.969	11/01/47	319,983
300,000	4.000	03/01/48	242,009
400,000	4.700	10/15/48	362,260
400,000	3.999	11/01/49	319,307
400,000	3.450	02/01/50	291,951
400,000	2.800	01/15/51	253,437

Corporate Obligations – (continued)
Communications – (continued)
Comcast Corp. – (continued)
600,000	2.887	11/01/51	385,614
400,000	2.450	08/15/52	234,740
750,000	5.350	05/15/53	736,889
750,000	2.937	11/01/56	468,052
400,000	4.950	10/15/58	368,825
560,000	2.650	08/15/62	320,724
400,000	2.987	11/01/63	242,272
Meta Platforms, Inc.
50,000	4.800	05/15/30	49,809
Netflix, Inc.
400,000	5.875	02/15/25	403,420
325,000	4.375	11/15/26	317,281
690,000	5.875	11/15/28	710,700
227,000	6.375	05/15/29	238,645
Omnicom Group, Inc.
125,000	2.600	08/01/31	102,397
Omnicom Group, Inc. / Omnicom Capital, Inc.
362,000	3.650	11/01/24	353,650
850,000	3.600	04/15/26	813,882
Time Warner Cable Enterprises LLC
216,000	8.375	07/15/33	240,577
Time Warner Cable LLC
70,000	6.550	05/01/37	66,357
304,000	7.300	07/01/38	306,383
322,000	6.750	06/15/39	311,916
180,000	5.875	11/15/40	156,710
431,000	5.500	09/01/41	353,447
TWDC Enterprises 18 Corp., GMTN
290,000	4.125	06/01/44	243,002
TWDC Enterprises 18 Corp., MTN
705,000	1.850	07/30/26	645,683
102,000	2.950	06/15/27	95,534
Walt Disney Co. (The)
632,000	1.750	08/30/24	609,477
400,000	3.350	03/24/25	388,162
202,000	2.200	01/13/28	182,065
330,000	2.000	09/01/29	279,840
498,000	3.800	03/22/30	464,943
1,180,000	2.650	01/13/31	1,010,130
75,000	6.400	12/15/35	82,362
100,000	6.650	11/15/37	112,622
250,000	4.625	03/23/40	231,051
1,100,000	2.750	09/01/49	708,969
270,000	4.700	03/23/50	245,863
383,000	3.800	05/13/60	288,740
Warnermedia Holdings, Inc.
1,000,000	3.755	03/15/27	938,744
1,000,000	5.391	03/15/62	796,295

			26,980,495

Consumer Cyclical – 6.9%
Amazon.com, Inc.
212,000	2.800	08/22/24	206,745
379,000	3.800	12/05/24	372,562
670,000	0.800	06/03/25	622,392

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Amazon.com, Inc. – (continued)
$118,000	5.200%	12/03/25	$118,410
200,000	1.200	06/03/27	176,300
780,000	3.150	08/22/27	734,097
575,000	1.500	06/03/30	468,725
600,000	3.600	04/13/32	553,452
420,000	4.800	12/05/34	421,250
715,000	3.875	08/22/37	643,036
400,000	2.875	05/12/41	300,948
284,000	4.950	12/05/44	280,626
731,000	4.050	08/22/47	632,933
444,000	2.500	06/03/50	284,368
1,086,000	3.100	05/12/51	777,473
482,000	4.250	08/22/57	417,775
400,000	2.700	06/03/60	247,651
400,000	3.250	05/12/61	278,454
500,000	4.100	04/13/62	413,067
American Honda Finance Corp., MTN
430,000	2.150	09/10/24	415,374
40,000	1.200	07/08/25	37,086
Aptiv PLC
300,000	3.100	12/01/51	183,108
Aptiv PLC / Aptiv Corp.
216,000	4.150	05/01/52	159,531
Booking Holdings, Inc.
150,000	4.625	04/13/30	146,781
Costco Wholesale Corp.
232,000	3.000	05/18/27	219,167
200,000	1.375	06/20/27	176,817
100,000	1.600	04/20/30	82,528
876,000	1.750	04/20/32	695,159
Dollar Tree, Inc.
236,000	4.200	05/15/28	224,048
eBay, Inc.
250,000	1.900	03/11/25	236,879
550,000	4.000	07/15/42	429,776
Expedia Group, Inc.
300,000	3.250	02/15/30	261,682
General Motors Co.
500,000	6.125	10/01/25	502,544
250,000	5.000	10/01/28	241,609
500,000	5.600	10/15/32	482,030
300,000	6.600	04/01/36	302,722
300,000	5.150	04/01/38	261,589
404,000	6.750	04/01/46	397,496
200,000	5.400	04/01/48	166,943
550,000	5.950	04/01/49	495,256
General Motors Financial Co., Inc.
200,000	5.250	03/01/26	196,796
400,000	2.350	02/26/27	356,398
100,000	5.000	04/09/27	97,439
600,000	2.700	08/20/27	534,667
200,000	6.000	01/09/28	200,681
1,100,000	2.350	01/08/31	856,563
250,000	2.700	06/10/31	197,096

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Global Payments, Inc.
400,000	2.900	11/15/31	327,539
Home Depot, Inc. (The)
220,000	3.350	09/15/25	212,475
800,000	4.000	09/15/25	783,766
556,000	3.000	04/01/26	531,774
244,000	3.900	12/06/28	234,793
390,000	2.950	06/15/29	354,180
400,000	1.375	03/15/31	313,061
400,000	1.875	09/15/31	321,931
680,000	5.875	12/16/36	728,926
460,000	3.300	04/15/40	362,667
500,000	4.200	04/01/43	436,448
150,000	4.875	02/15/44	141,530
130,000	4.400	03/15/45	113,719
300,000	4.250	04/01/46	257,355
300,000	4.500	12/06/48	268,397
300,000	3.125	12/15/49	210,523
300,000	3.350	04/15/50	219,723
406,000	2.375	03/15/51	241,632
300,000	3.500	09/15/56	220,062
Las Vegas Sands Corp.
116,000	3.200	08/08/24	112,302
190,000	3.500	08/18/26	176,244
320,000	3.900	08/08/29	282,110
Lowe’s Cos., Inc.
500,000	4.800	04/01/26	495,039
280,000	1.700	10/15/30	222,426
250,000	3.750	04/01/32	224,630
1,750,000	5.150	07/01/33	1,730,502
700,000	5.625	04/15/53	681,783
Marriott International, Inc., Series FF
236,000	4.625	06/15/30	224,093
Marriott International, Inc., Series GG
300,000	3.500	10/15/32	255,111
Marriott International, Inc., Series R
200,000	3.125	06/15/26	188,099
Mastercard, Inc.
90,000	2.000	03/03/25	86,029
143,000	2.950	11/21/26	134,936
144,000	3.300	03/26/27	137,076
132,000	2.950	06/01/29	119,676
508,000	3.350	03/26/30	467,184
250,000	2.000	11/18/31	203,232
162,000	3.650	06/01/49	130,267
400,000	3.850	03/26/50	332,318
McDonald’s Corp., MTN
370,000	3.700	01/30/26	358,025
304,000	3.500	03/01/27	289,531
350,000	3.800	04/01/28	334,729
100,000	2.625	09/01/29	88,438
282,000	2.125	03/01/30	237,748
150,000	3.600	07/01/30	138,172
941,000	4.700	12/09/35	896,995
150,000	4.875	12/09/45	138,763
500,000	4.450	03/01/47	432,795

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
McDonald’s Corp., MTN – (continued)
$296,000	4.450%	09/01/48	$257,203
372,000	4.200	04/01/50	308,803
NIKE, Inc.
80,000	2.400	03/27/25	76,583
115,000	2.375	11/01/26	106,552
550,000	2.750	03/27/27	513,911
204,000	2.850	03/27/30	182,133
250,000	3.250	03/27/40	201,638
140,000	3.875	11/01/45	119,694
340,000	3.375	03/27/50	263,263
Starbucks Corp.
2,012,000	3.800	08/15/25	1,956,948
100,000	4.000	11/15/28	95,710
300,000	3.000	02/14/32	257,641
250,000	4.500	11/15/48	214,080
358,000	4.450	08/15/49	303,673
290,000	3.500	11/15/50	209,879
Target Corp.
600,000	2.250	04/15/25	573,013
Toyota Motor Credit Corp., MTN
20,000	1.800	02/13/25	19,012
500,000	3.000	04/01/25	483,013
1,428,000	1.900	01/13/27	1,292,092
200,000	3.050	03/22/27	188,000
535,000	2.150	02/13/30	454,738
487,000	3.375	04/01/30	443,515
Visa, Inc.
473,000	3.150	12/14/25	453,623
100,000	1.900	04/15/27	90,616
315,000	2.750	09/15/27	292,401
201,000	2.050	04/15/30	170,607
980,000	4.150	12/14/35	923,918
300,000	2.700	04/15/40	223,307
729,000	4.300	12/14/45	658,433
300,000	3.650	09/15/47	244,731
200,000	2.000	08/15/50	118,536
Walmart, Inc.
150,000	2.850	07/08/24	146,631
300,000	3.050	07/08/26	286,863
466,000	3.700	06/26/28	449,348
300,000	1.500	09/22/28	259,315
220,000	1.800	09/22/31	180,003
455,000	5.250	09/01/35	476,230
330,000	6.500	08/15/37	380,356
465,000	4.050	06/29/48	409,349
400,000	2.650	09/22/51	270,099
1,000,000	4.500	09/09/52	932,377

			47,394,620

Consumer Noncyclical – 7.6%
Abbott Laboratories
763,000	2.950	03/15/25	740,266
68,000	3.750	11/30/26	65,874
538,000	4.750	11/30/36	534,962
540,000	4.900	11/30/46	527,409

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
AbbVie, Inc.
100,000	2.600	11/21/24	96,565
1,452,000	3.800	03/15/25	1,414,745
2,482,000	3.600	05/14/25	2,407,878
291,000	3.200	05/14/26	276,711
250,000	4.250	11/14/28	241,820
625,000	3.200	11/21/29	564,015
425,000	4.550	03/15/35	401,710
1,006,000	4.050	11/21/39	866,524
300,000	4.850	06/15/44	274,848
379,000	4.750	03/15/45	341,618
500,000	4.700	05/14/45	448,786
304,000	4.450	05/14/46	262,221
320,000	4.875	11/14/48	295,463
950,000	4.250	11/21/49	804,680
Altria Group, Inc.
800,000	2.350	05/06/25	758,152
780,000	4.800	02/14/29	755,434
370,000	2.450	02/04/32	288,986
100,000	5.800	02/14/39	97,020
270,000	3.400	02/04/41	184,167
220,000	4.250	08/09/42	166,779
310,000	5.375	01/31/44	288,084
348,000	3.875	09/16/46	239,785
690,000	5.950	02/14/49	642,711
70,000	3.700	02/04/51	45,556
150,000	4.000	02/04/61	100,810
Amgen, Inc.
300,000	3.125	05/01/25	288,742
500,000	2.200	02/21/27	455,063
800,000	3.200	11/02/27	744,168
800,000	5.150	03/02/28	800,689
400,000	1.650	08/15/28	341,914
150,000	3.000	02/22/29	135,769
500,000	2.000	01/15/32	392,223
460,000	4.200	03/01/33	423,274
300,000	3.150	02/21/40	224,945
610,000	4.563	06/15/48	519,726
712,000	3.375	02/21/50	500,444
900,000	4.663	06/15/51	772,823
334,000	2.770	09/01/53	200,241
1,280,000	4.400	02/22/62	1,016,838
360,000	5.750	03/02/63	355,288
Baxter International, Inc.
450,000	2.539	02/01/32	362,504
Biogen, Inc.
372,000	5.200	09/15/45	350,314
Bristol-Myers Squibb Co.
1,922,000	0.750	11/13/25	1,753,407
430,000	4.550	02/20/48	383,417
714,000	4.250	10/26/49	605,170
600,000	2.550	11/13/50	365,324
750,000	3.700	03/15/52	574,878
400,000	3.900	03/15/62	305,195
Centene Corp.
860,000	4.250	12/15/27	808,400
400,000	2.450	07/15/28	343,500

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Centene Corp. – (continued)
$904,000	4.625%	12/15/29	$833,940
550,000	3.000	10/15/30	462,688
1,046,000	2.500	03/01/31	836,171
Elevance Health, Inc.
400,000	6.100	10/15/52	423,419
Eli Lilly & Co.
190,000	3.950	03/15/49	163,801
300,000	2.250	05/15/50	184,913
292,000	2.500	09/15/60	173,474
Gilead Sciences, Inc.
500,000	2.950	03/01/27	466,617
476,000	4.000	09/01/36	420,392
300,000	4.800	04/01/44	275,897
300,000	4.750	03/01/46	272,255
528,000	4.150	03/01/47	443,488
500,000	2.800	10/01/50	323,330
Johnson & Johnson
1,500,000	0.550	09/01/25	1,375,078
Kenvue, Inc.(b)
150,000	5.200	03/22/63	147,058
Kroger Co. (The)
500,000	3.950	01/15/50	387,657
Medtronic, Inc.
580,000	4.375	03/15/35	547,773
385,000	4.625	03/15/45	361,263
Merck & Co., Inc.
528,000	2.750	02/10/25	511,278
102,000	0.750	02/24/26	92,361
240,000	3.400	03/07/29	223,635
800,000	1.450	06/24/30	645,313
500,000	2.150	12/10/31	409,880
800,000	4.500	05/17/33	781,563
100,000	3.900	03/07/39	87,452
250,000	4.150	05/18/43	220,644
540,000	3.700	02/10/45	440,975
300,000	4.000	03/07/49	252,863
846,000	2.450	06/24/50	528,323
300,000	2.750	12/10/51	196,344
Mylan, Inc.
195,000	4.550	04/15/28	184,422
254,000	5.200	04/15/48	197,604
Pfizer Investment Enterprises Pte Ltd.
1,000,000	4.650	05/19/25	988,571
1,000,000	4.450	05/19/28	978,214
1,000,000	4.750	05/19/33	986,071
1,000,000	5.110	05/19/43	975,674
1,000,000	5.300	05/19/53	1,000,047
380,000	5.340	05/19/63	375,695
Pfizer, Inc.
92,000	0.800	05/28/25	85,390
276,000	3.450	03/15/29	258,507
618,000	2.625	04/01/30	543,644
400,000	3.900	03/15/39	347,505
425,000	7.200	03/15/39	510,090
260,000	2.550	05/28/40	185,410

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Pfizer, Inc. – (continued)
100,000	4.300	06/15/43	90,014
110,000	4.400	05/15/44	100,485
300,000	4.125	12/15/46	260,518
352,000	4.200	09/15/48	311,206
100,000	4.000	03/15/49	86,034
525,000	2.700	05/28/50	355,174
Regeneron Pharmaceuticals, Inc.
346,000	2.800	09/15/50	215,510
Stryker Corp.
220,000	4.625	03/15/46	195,437
Utah Acquisition Sub, Inc.
565,000	3.950	06/15/26	534,920
200,000	5.250	06/15/46	159,218
Viatris, Inc.
423,000	4.000	06/22/50	279,288
Walgreens Boots Alliance, Inc.
574,000	3.800	11/18/24	560,831
450,000	3.450	06/01/26	425,409
106,000	4.800	11/18/44	82,960
50,000	4.100	04/15/50	34,130
Wyeth LLC
388,000	6.500	02/01/34	432,866
300,000	5.950	04/01/37	321,807
Zoetis, Inc.
158,000	3.000	09/12/27	146,933
410,000	4.700	02/01/43	370,585

			52,227,849

Consumer Products – 0.4%
Haleon US Capital LLC
300,000	3.625	03/24/32	265,612
400,000	4.000	03/24/52	319,832
Procter & Gamble Co. (The)
80,000	0.550	10/29/25	72,876
50,000	2.450	11/03/26	46,811
214,000	1.900	02/01/27	195,791
250,000	2.850	08/11/27	234,324
680,000	3.000	03/25/30	620,645
500,000	1.200	10/29/30	399,429
300,000	1.950	04/23/31	251,881
110,000	2.300	02/01/32	93,881

			2,501,082

Electric – 2.4%
Consolidated Edison Co. of New York, Inc.
250,000	4.625	12/01/54	211,325
134,000	3.600	06/15/61	92,560
Consolidated Edison Co. of New York, Inc., Series 20B
400,000	3.950	04/01/50	316,572
Duke Energy Carolinas LLC
345,000	3.200	08/15/49	237,651
Duke Energy Corp.
390,000	2.650	09/01/26	360,905
480,000	2.450	06/01/30	399,152
504,000	3.750	09/01/46	367,980
350,000	3.500	06/15/51	240,250
370,000	5.000	08/15/52	325,034

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Duke Energy Florida LLC
$300,000	6.400%	06/15/38	$322,768
Entergy Louisiana LLC
250,000	0.950	10/01/24	237,110
1,770,000	4.000	03/15/33	1,590,219
242,000	4.200	09/01/48	194,116
Exelon Corp.
92,000	4.050	04/15/30	85,112
288,000	4.700	04/15/50	244,501
Florida Power & Light Co.
200,000	5.050	04/01/28	200,593
250,000	3.950	03/01/48	203,145
342,000	3.150	10/01/49	237,110
Georgia Power Co.
1,000,000	4.950	05/17/33	966,991
100,000	5.125	05/15/52	92,991
Georgia Power Co., Series A
436,000	3.250	03/15/51	296,493
NextEra Energy Capital Holdings, Inc.
1,050,000	6.051	03/01/25	1,053,565
1,060,000	2.250	06/01/30	872,290
800,000	2.440	01/15/32	640,162
Pacific Gas and Electric Co.
1,000,000	6.100	01/15/29	989,616
PacifiCorp
1,000,000	5.500	05/15/54	884,943
Sempra
548,000	3.250	06/15/27	507,151
250,000	3.400	02/01/28	230,703
300,000	6.000	10/15/39	299,365
240,000	4.000	02/01/48	182,802
(US 5 Year CMT T-Note + 2.868%)
640,000	4.125 (a)	04/01/52	518,400
Southern California Edison Co.
250,000	4.650	10/01/43	214,094
687,000	4.000	04/01/47	532,771
318,000	3.650	02/01/50	229,999
Southern California Edison Co., Series 20A
220,000	2.950	02/01/51	139,521
Southern California Edison Co., Series C
200,000	4.125	03/01/48	157,947
Southern Co. (The)
856,000	3.250	07/01/26	811,173
430,000	4.400	07/01/46	352,668
Southern Co. (The)(a), Series B
(US 5 Year CMT T-Note + 3.733%)
300,000	4.000	01/15/51	281,250
Virginia Electric and Power Co.
492,000	2.450	12/15/50	283,618

			16,404,616

Energy – 6.3%
Baker Hughes Holdings LLC
50,000	5.125	09/15/40	47,393
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
240,000	3.337	12/15/27	222,862
300,000	4.080	12/15/47	238,256

Corporate Obligations – (continued)
Energy – (continued)
BP Capital Markets America, Inc.
$150,000	3.119%	05/04/26	$142,568
1,842,000	3.017	01/16/27	1,728,335
250,000	4.234	11/06/28	241,534
230,000	1.749	08/10/30	185,823
700,000	2.721	01/12/32	587,151
548,000	2.772	11/10/50	345,645
578,000	2.939	06/04/51	376,933
Cheniere Corpus Christi Holdings LLC
617,000	5.875	03/31/25	615,457
1,196,000	5.125	06/30/27	1,182,545
Cheniere Energy Partners LP
400,000	4.500	10/01/29	370,000
400,000	4.000	03/01/31	353,500
400,000	3.250	01/31/32	330,500
Cheniere Energy, Inc.
248,000	4.625	10/15/28	233,740
Chevron Corp.
200,000	1.554	05/11/25	188,210
110,000	3.326	11/17/25	106,805
255,000	1.995	05/11/27	230,882
590,000	2.236	05/11/30	506,223
352,000	3.078	05/11/50	249,170
Chevron USA, Inc.
174,000	0.687	08/12/25	160,074
ConocoPhillips
410,000	6.500	02/01/39	456,143
ConocoPhillips Co.
100,000	6.950	04/15/29	110,434
100,000	3.758	03/15/42	81,253
300,000	4.300	11/15/44	259,260
100,000	5.300	05/15/53	97,596
250,000	4.025	03/15/62	190,947
Devon Energy Corp.
170,000	5.600	07/15/41	157,750
355,000	4.750	05/15/42	297,573
100,000	5.000	06/15/45	85,892
Diamondback Energy, Inc.
515,000	3.250	12/01/26	484,100
92,000	3.500	12/01/29	83,157
896,000	6.250	03/15/33	925,439
Energy Transfer LP
608,000	4.050	03/15/25	591,749
668,000	2.900	05/15/25	635,559
200,000	4.750	01/15/26	195,736
200,000	5.500	06/01/27	199,019
100,000	4.000	10/01/27	93,722
230,000	4.950	06/15/28	222,855
151,000	5.250	04/15/29	147,618
100,000	3.750	05/15/30	89,535
100,000	6.500	02/01/42	99,180
201,000	5.300	04/15/47	170,975
283,000	5.400	10/01/47	243,176
277,000	6.000	06/15/48	256,256
431,000	6.250	04/15/49	411,313
480,000	5.000	05/15/50	395,480

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Enterprise Products Operating LLC
$207,000	3.750%		02/15/25	$201,428
326,000	3.125		07/31/29	292,480
150,000	2.800		01/31/30	130,249
150,000	5.950		02/01/41	153,371
207,000	4.850		08/15/42	185,935
220,000	4.450		02/15/43	187,603
268,000	4.850		03/15/44	239,775
176,000	5.100		02/15/45	161,357
220,000	4.900		05/15/46	195,694
414,000	4.800		02/01/49	363,134
368,000	4.200		01/31/50	294,465
775,000	3.950		01/31/60	568,801
Enterprise Products Operating LLC(a), Series E
(3M U.S. T-Bill MMY + 3.295%)
164,000	5.250		08/16/77	144,459
EOG Resources, Inc.
916,000	4.150		01/15/26	895,649
216,000	4.375		04/15/30	209,643
236,000	4.950		04/15/50	222,897
Exxon Mobil Corp.
302,000	2.019		08/16/24	292,307
742,000	2.992		03/19/25	718,371
310,000	3.043		03/01/26	296,128
130,000	2.275		08/16/26	121,253
100,000	3.294		03/19/27	95,309
476,000	3.482		03/19/30	441,159
100,000	4.227		03/19/40	89,099
430,000	3.567		03/06/45	336,021
100,000	4.114		03/01/46	84,271
408,000	3.095		08/16/49	286,168
628,000	4.327		03/19/50	544,093
260,000	3.452		04/15/51	193,346
Halliburton Co.
368,000	2.920		03/01/30	321,410
493,000	4.850		11/15/35	461,503
500,000	7.450		09/15/39	578,899
200,000	5.000		11/15/45	180,631
Hess Corp.
290,000	4.300		04/01/27	279,485
148,000	6.000		01/15/40	144,930
373,000	5.600		02/15/41	350,543
Kinder Morgan Energy Partners LP
388,000	5.500		03/01/44	346,017
Kinder Morgan, Inc.
396,000	5.550		06/01/45	358,628
402,000	5.050		02/15/46	338,967
100,000	3.600		02/15/51	67,021
Kinder Morgan, Inc., GMTN
1,000,000	7.750		01/15/32	1,120,640
Marathon Petroleum Corp.
250,000	3.625		09/15/24	244,569
200,000	4.750		09/15/44	166,285
MPLX LP
136,000	4.125		03/01/27	130,212
100,000	4.800		02/15/29	96,226

Corporate Obligations – (continued)
Energy – (continued)
MPLX LP – (continued)
914,000	2.650		08/15/30	759,670
350,000	4.500		04/15/38	295,419
310,000	5.200		03/01/47	268,290
520,000	5.500		02/15/49	463,053
Occidental Petroleum Corp.
250,000	6.625		09/01/30	258,750
165,000	6.125		01/01/31	167,063
130,000	7.500		05/01/31	141,340
224,000	6.450		09/15/36	229,600
1,600,000	0.000	(c)	10/10/36	838,679
350,000	6.600		03/15/46	359,361
ONEOK, Inc.
200,000	4.550		07/15/28	190,727
378,000	3.100		03/15/30	324,254
680,000	6.100		11/15/32	691,524
100,000	5.200		07/15/48	85,861
Phillips 66
100,000	3.900		03/15/28	94,687
390,000	4.650		11/15/34	365,924
150,000	5.875		05/01/42	152,932
450,000	4.875		11/15/44	406,291
Plains All American Pipeline LP / PAA Finance Corp.
750,000	3.600		11/01/24	730,622
766,000	4.650		10/15/25	747,840
240,000	4.500		12/15/26	232,288
339,000	3.550		12/15/29	298,119
Sabine Pass Liquefaction LLC
500,000	5.625		03/01/25	498,437
1,252,000	5.875		06/30/26	1,256,539
430,000	5.000		03/15/27	423,550
108,000	4.200		03/15/28	102,465
Targa Resources Corp.
400,000	4.950		04/15/52	325,419
Transcontinental Gas Pipe Line Co. LLC
144,000	7.850		02/01/26	150,139
Valero Energy Corp.
820,000	6.625		06/15/37	870,628
Western Midstream Operating LP
470,000	5.250		02/01/50	381,288
Williams Cos., Inc. (The)
280,000	4.000		09/15/25	271,600
318,000	3.750		06/15/27	299,448
384,000	3.500		11/15/30	339,451
250,000	2.600		03/15/31	205,463
432,000	6.300		04/15/40	441,811
200,000	5.100		09/15/45	174,832
240,000	4.850		03/01/48	203,633

				42,802,751

Financial Co. – 0.0%
Ally Financial, Inc.
139,000	7.100		11/15/27	140,873

Financial Company – 0.7%
Air Lease Corp.
80,000	1.875		08/15/26	71,567
550,000	3.125		12/01/30	458,858

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Financial Company – (continued)
Air Lease Corp., MTN
$1,170,000	2.875%	01/15/26	$1,094,142
Ally Financial, Inc.
100,000	5.750	11/20/25	96,950
469,000	8.000	11/01/31	485,870
Ares Capital Corp.
475,000	2.150	07/15/26	417,244
300,000	2.875	06/15/28	253,284
Blackstone Private Credit Fund
49,000	2.625	12/15/26	42,136
500,000	3.250	03/15/27	435,661
GE Capital International Funding Co. Unlimited
1,772,000	4.418	11/15/35	1,641,646

			4,997,358

Food and Beverage – 2.0%
Coca-Cola Co. (The)
300,000	3.375	03/25/27	287,386
250,000	1.450	06/01/27	222,990
240,000	1.000	03/15/28	206,088
102,000	2.125	09/06/29	89,085
852,000	3.450	03/25/30	792,407
226,000	1.650	06/01/30	186,491
300,000	2.000	03/05/31	249,200
500,000	1.375	03/15/31	394,933
610,000	2.500	06/01/40	438,874
110,000	2.875	05/05/41	83,088
430,000	2.600	06/01/50	285,228
100,000	3.000	03/05/51	72,347
250,000	2.500	03/15/51	161,378
220,000	2.750	06/01/60	142,476
Keurig Dr Pepper, Inc.
1,019,000	3.200	05/01/30	902,626
100,000	3.800	05/01/50	76,030
560,000	4.500	04/15/52	475,174
Kraft Heinz Foods Co.
565,000	3.000	06/01/26	532,459
250,000	6.875	01/26/39	274,047
507,000	5.000	06/04/42	463,903
552,000	4.375	06/01/46	455,423
410,000	4.875	10/01/49	364,845
Molson Coors Beverage Co.
880,000	3.000	07/15/26	824,933
190,000	5.000	05/01/42	172,073
370,000	4.200	07/15/46	293,212
Mondelez International, Inc.
435,000	2.750	04/13/30	377,159
490,000	2.625	09/04/50	304,174
PepsiCo, Inc.
456,000	2.250	03/19/25	436,465
112,000	2.750	04/30/25	107,761
160,000	2.850	02/24/26	152,406
166,000	2.375	10/06/26	155,409
68,000	3.000	10/15/27	63,856
96,000	2.625	07/29/29	85,947
210,000	2.750	03/19/30	186,984

Corporate Obligations – (continued)
Food and Beverage – (continued)
PepsiCo, Inc. – (continued)
210,000	1.625	05/01/30	173,105
100,000	1.400	02/25/31	79,645
400,000	1.950	10/21/31	326,503
290,000	2.625	10/21/41	211,040
300,000	4.450	04/14/46	279,356
280,000	3.450	10/06/46	221,891
200,000	2.875	10/15/49	141,399
130,000	3.625	03/19/50	104,966
Sysco Corp.
604,000	3.300	07/15/26	573,355
547,000	3.250	07/15/27	510,232
329,000	5.950	04/01/30	340,971
270,000	6.600	04/01/50	296,549

			13,575,869

Healthcare – 5.2%
Aetna, Inc.
450,000	3.500	11/15/24	437,883
140,000	6.625	06/15/36	150,035
348,000	3.875	08/15/47	262,463
Cigna Group (The)
2,482,000	4.125	11/15/25	2,416,168
1,270,000	4.375	10/15/28	1,225,860
500,000	2.400	03/15/30	422,108
300,000	4.800	08/15/38	277,291
130,000	4.800	07/15/46	115,209
674,000	4.900	12/15/48	599,753
290,000	3.400	03/15/50	203,860
472,000	3.400	03/15/51	329,245
CVS Health Corp.
850,000	2.625	08/15/24	825,082
1,154,000	4.100	03/25/25	1,129,894
556,000	3.875	07/20/25	539,468
100,000	2.875	06/01/26	93,773
368,000	3.000	08/15/26	344,721
488,000	3.625	04/01/27	462,212
750,000	1.300	08/21/27	647,692
825,000	4.300	03/25/28	794,462
523,000	3.250	08/15/29	468,031
150,000	5.125	02/21/30	147,509
260,000	1.750	08/21/30	206,799
410,000	5.250	02/21/33	401,672
1,116,000	4.780	03/25/38	1,004,207
246,000	4.125	04/01/40	200,331
520,000	2.700	08/21/40	349,599
176,000	5.300	12/05/43	162,344
616,000	5.125	07/20/45	549,167
1,468,000	5.050	03/25/48	1,292,984
50,000	4.250	04/01/50	39,596
1,300,000	5.875	06/01/53	1,274,237
Danaher Corp.
340,000	2.800	12/10/51	224,682
Elevance Health, Inc.
506,000	3.500	08/15/24	495,722
50,000	3.350	12/01/24	48,649

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
Elevance Health, Inc. – (continued)
$552,000	3.650%		12/01/27	$520,884
300,000	2.550		03/15/31	251,000
84,000	4.625		05/15/42	74,584
309,000	4.650		01/15/43	275,154
174,000	4.650		08/15/44	152,009
340,000	4.375		12/01/47	287,562
318,000	4.550		03/01/48	274,687
300,000	3.125		05/15/50	202,744
HCA, Inc.
1,820,000	5.250		04/15/25	1,804,075
528,000	5.250		06/15/26	521,400
308,000	5.375		09/01/26	306,460
555,000	4.500		02/15/27	535,922
500,000	5.200		06/01/28	493,716
300,000	5.625		09/01/28	299,625
50,000	5.875		02/01/29	50,187
404,000	4.125		06/15/29	373,347
500,000	3.500		09/01/30	436,546
100,000	5.125		06/15/39	91,125
315,000	5.500		06/15/47	285,272
410,000	5.250		06/15/49	358,910
220,000	3.500		07/15/51	147,109
415,000	4.625		03/15/52	337,531
Humana, Inc.
300,000	3.700		03/23/29	278,235
1,000,000	5.875		03/01/33	1,034,860
UnitedHealth Group, Inc.
548,000	3.750		07/15/25	534,168
100,000	3.100		03/15/26	95,599
100,000	3.450		01/15/27	95,835
400,000	2.950		10/15/27	371,339
600,000	2.300		05/15/31	501,694
688,000	4.200		05/15/32	651,325
500,000	5.350		02/15/33	512,428
758,000	4.625		07/15/35	733,980
838,000	4.250		03/15/43	732,844
631,000	4.450		12/15/48	552,799
300,000	3.700		08/15/49	233,105
700,000	3.250		05/15/51	497,805
511,000	4.750		05/15/52	467,009
500,000	3.875		08/15/59	386,580
1,500,000	6.050		02/15/63	1,637,696

				35,539,858

Insurance – 1.5%
American International Group, Inc.
386,000	2.500		06/30/25	365,907
50,000	3.900		04/01/26	48,278
204,000	4.800		07/10/45	180,248
301,000	4.750		04/01/48	265,765
100,000	4.375		06/30/50	83,169
American International Group, Inc.(a), Series A-9
(3M USD LIBOR + 2.868%)
338,000	5.750		04/01/48	327,644
Aon Corp.
200,000	2.800		05/15/30	172,170

Corporate Obligations – (continued)
Insurance – (continued)
Aon Corp. / Aon Global Holdings PLC
352,000	3.900		02/28/52	270,715
Berkshire Hathaway Finance Corp.
130,000	1.450		10/15/30	104,576
530,000	2.875		03/15/32	462,935
430,000	2.850		10/15/50	287,598
50,000	2.500		01/15/51	31,102
850,000	3.850		03/15/52	677,621
Berkshire Hathaway, Inc.
100,000	4.500		02/11/43	93,776
Chubb INA Holdings, Inc.
472,000	4.350		11/03/45	414,587
Equitable Holdings, Inc.
426,000	5.000		04/20/48	357,108
Everest Reinsurance Holdings, Inc.
470,000	3.500		10/15/50	323,387
Marsh & McLennan Cos., Inc.
175,000	4.375		03/15/29	168,931
100,000	2.250		11/15/30	82,657
206,000	4.900		03/15/49	188,816
MetLife, Inc.
150,000	4.550		03/23/30	146,005
400,000	5.700		06/15/35	409,066
556,000	6.400		12/15/36	552,958
304,000	4.125		08/13/42	250,982
250,000	4.875		11/13/43	227,789
460,000	4.600		05/13/46	401,938
270,000	5.000		07/15/52	246,965
Prudential Financial, Inc.
250,000	4.600		05/15/44	220,220
(3M USD LIBOR + 3.031%)
1,162,000	5.375	(a)	05/15/45	1,135,871
(3M USD LIBOR + 2.380%)
228,000	4.500	(a)	09/15/47	204,788
210,000	3.905		12/07/47	162,336
246,000	3.935		12/07/49	190,005
(US 5 Year CMT T-Note + 3.035%)
192,000	3.700	(a)	10/01/50	162,712
Prudential Financial, Inc., MTN
300,000	5.700		12/14/36	306,123
307,000	4.350		02/25/50	255,621
308,000	3.700		03/13/51	229,292
Travelers Cos., Inc. (The)
440,000	3.050		06/08/51	303,399

				10,313,060

Metals and Mining – 0.0%
Newmont Corp.
300,000	2.250		10/01/30	244,174

Pharmaceuticals – 0.1%
Viatris, Inc.
610,000	3.850		06/22/40	426,853

REITs and Real Estate – 1.0%
Alexandria Real Estate Equities, Inc.
50,000	3.375		08/15/31	43,145
250,000	2.950		03/15/34	197,518
210,000	3.550		03/15/52	143,055

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Boston Properties LP
$726,000	2.550%	04/01/32	$544,712
390,000	2.450	10/01/33	276,132
Digital Realty Trust LP
900,000	3.600	07/01/29	812,535
Equinix, Inc.
80,000	2.625	11/18/24	77,104
270,000	3.200	11/18/29	236,396
204,000	2.150	07/15/30	164,824
200,000	2.500	05/15/31	162,209
GLP Capital LP / GLP Financing II, Inc.
594,000	5.375	04/15/26	581,990
236,000	5.300	01/15/29	222,793
150,000	3.250	01/15/32	121,379
Simon Property Group LP
440,000	3.300	01/15/26	419,387
68,000	3.250	11/30/26	63,720
440,000	2.450	09/13/29	371,123
204,000	2.650	07/15/30	171,922
284,000	3.250	09/13/49	185,053
220,000	3.800	07/15/50	158,616
VICI Properties LP
300,000	4.750	02/15/28	285,393
400,000	4.950	02/15/30	376,712
400,000	5.125	05/15/32	371,135
Welltower OP LLC
300,000	4.250	04/15/28	284,476
276,000	3.100	01/15/30	240,487

			6,511,816

Revenue – 0.4%
Ascension Health
200,000	3.945	11/15/46	164,095
Ascension Health, Series B
440,000	2.532	11/15/29	380,883
CommonSpirit Health
1,100,000	2.760	10/01/24	1,065,107
220,000	3.347	10/01/29	196,540
239,000	4.350	11/01/42	203,619
200,000	4.187	10/01/49	158,866
Kaiser Foundation Hospitals
295,000	4.150	05/01/47	252,227
Kaiser Foundation Hospitals, Series 2019
286,000	3.266	11/01/49	205,719
Kaiser Foundation Hospitals, Series 2021
125,000	2.810	06/01/41	89,326
300,000	3.002	06/01/51	203,324

			2,919,706

Software – 1.7%
Oracle Corp.
1,500,000	6.150	11/09/29	1,558,334
300,000	2.950	04/01/30	260,073
2,000,000	6.250	11/09/32	2,098,537
600,000	3.900	05/15/35	513,653
550,000	3.600	04/01/40	417,279
150,000	3.650	03/25/41	113,279

Corporate Obligations – (continued)
Software – (continued)
Oracle Corp. – (continued)
250,000	4.125	05/15/45	193,934
490,000	4.000	11/15/47	365,097
2,530,000	6.900	11/09/52	2,765,867
1,000,000	4.375	05/15/55	770,317
500,000	3.850	04/01/60	339,688
500,000	4.100	03/25/61	356,512
Salesforce, Inc.
800,000	3.700	04/11/28	765,876
500,000	1.950	07/15/31	407,230
700,000	2.900	07/15/51	468,551

			11,394,227

Technology – 7.7%
Activision Blizzard, Inc.
620,000	2.500	09/15/50	394,630
Adobe, Inc.
192,000	3.250	02/01/25	186,912
82,000	2.150	02/01/27	75,290
500,000	2.300	02/01/30	433,898
Alphabet, Inc.
182,000	1.998	08/15/26	168,537
50,000	0.800	08/15/27	43,350
132,000	1.100	08/15/30	105,837
1,500,000	1.900	08/15/40	1,007,588
823,000	2.050	08/15/50	491,531
747,000	2.250	08/15/60	437,009
Analog Devices, Inc.
75,000	3.500	12/05/26	71,868
250,000	1.700	10/01/28	214,554
Apple, Inc.
184,000	2.750	01/13/25	177,949
112,000	2.500	02/09/25	108,078
91,000	1.125	05/11/25	85,111
50,000	0.550	08/20/25	45,979
179,000	0.700	02/08/26	162,037
1,111,000	3.250	02/23/26	1,069,669
944,000	2.450	08/04/26	883,078
150,000	2.050	09/11/26	138,424
360,000	3.000	06/20/27	339,893
692,000	2.900	09/12/27	648,575
218,000	3.000	11/13/27	205,037
488,000	1.200	02/08/28	421,497
330,000	1.400	08/05/28	283,551
400,000	1.650	05/11/30	333,908
400,000	1.250	08/20/30	322,269
850,000	1.650	02/08/31	698,842
300,000	1.700	08/05/31	244,348
625,000	4.500	02/23/36	625,300
102,000	2.375	02/08/41	72,586
545,000	3.850	05/04/43	473,078
310,000	4.450	05/06/44	295,982
305,000	3.450	02/09/45	246,868
350,000	4.375	05/13/45	320,754
642,000	4.650	02/23/46	614,183
306,000	3.850	08/04/46	259,421

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Apple, Inc. – (continued)
$208,000	4.250%		02/09/47	$190,704
270,000	3.750		09/12/47	226,384
446,000	3.750		11/13/47	370,980
793,000	2.950		09/11/49	563,373
594,000	2.650		05/11/50	397,080
239,000	2.400		08/20/50	153,190
940,000	2.650		02/08/51	625,095
325,000	2.800		02/08/61	210,231
Applied Materials, Inc.
130,000	3.300		04/01/27	123,545
650,000	1.750		06/01/30	534,726
236,000	4.350		04/01/47	212,144
Broadcom Corp. / Broadcom Cayman Finance Ltd.
659,000	3.875		01/15/27	626,441
598,000	3.500		01/15/28	552,671
Broadcom, Inc.
440,000	3.150		11/15/25	418,688
380,000	3.459		09/15/26	360,638
500,000	1.950	(b)	02/15/28	433,602
605,000	4.750		04/15/29	582,920
274,000	4.150		11/15/30	250,455
570,000	2.450	(b)	02/15/31	460,341
470,000	4.300		11/15/32	424,327
805,000	3.419	(b)	04/15/33	669,269
290,000	3.469	(b)	04/15/34	236,830
600,000	3.137	(b)	11/15/35	458,595
500,000	3.187	(b)	11/15/36	377,440
600,000	3.500	(b)	02/15/41	440,234
360,000	3.750	(b)	02/15/51	258,689
Dell International LLC / EMC Corp.
50,000	5.750		02/01/33	50,035
250,000	8.100		07/15/36	287,837
Fiserv, Inc.
150,000	3.850		06/01/25	145,606
440,000	3.200		07/01/26	415,276
300,000	4.200		10/01/28	286,162
500,000	3.500		07/01/29	456,432
400,000	4.400		07/01/49	326,028
Hewlett Packard Enterprise Co.
300,000	4.900		10/15/25	296,615
300,000	6.350		10/15/45	307,732
Intel Corp.
1,000,000	3.700		07/29/25	972,141
1,000,000	4.875		02/10/26	994,508
600,000	4.000		08/05/29	570,912
700,000	5.125		02/10/30	701,404
International Business Machines Corp.
500,000	4.000		07/27/25	488,687
250,000	3.450		02/19/26	239,762
1,510,000	3.300		05/15/26	1,438,619
300,000	1.700		05/15/27	265,756
1,086,000	1.950		05/15/30	896,842
540,000	4.150		05/15/39	463,330
200,000	4.000		06/20/42	164,380
300,000	4.250		05/15/49	247,516

Corporate Obligations – (continued)
Technology – (continued)
International Business Machines Corp. – (continued)
300,000	2.950		05/15/50	194,401
500,000	4.900		07/27/52	453,637
KLA Corp.
87,000	4.650		11/01/24	86,263
130,000	4.100		03/15/29	124,999
100,000	3.300		03/01/50	71,982
Lam Research Corp.
238,000	4.000		03/15/29	228,149
228,000	1.900		06/15/30	188,512
220,000	4.875		03/15/49	206,013
352,000	2.875		06/15/50	235,762
Leidos, Inc.
300,000	4.375		05/15/30	276,750
50,000	2.300		02/15/31	39,649
500,000	5.750		03/15/33	496,684
Meta Platforms, Inc.
1,000,000	4.600		05/15/28	990,273
100,000	3.850		08/15/32	91,921
750,000	4.950		05/15/33	746,383
800,000	4.450		08/15/52	679,987
Microchip Technology, Inc.
120,000	4.250		09/01/25	116,528
Microsoft Corp.
1,348,000	2.700		02/12/25	1,304,028
154,000	3.125		11/03/25	148,684
680,000	2.400		08/08/26	637,863
87,000	3.300		02/06/27	83,675
960,000	3.500		02/12/35	874,998
470,000	3.450		08/08/36	418,481
81,000	4.100		02/06/37	76,806
264,000	4.450		11/03/45	251,189
300,000	3.700		08/08/46	255,036
470,000	4.250		02/06/47	437,372
1,047,000	2.525		06/01/50	695,035
1,040,000	2.921		03/17/52	735,488
632,000	2.675		06/01/60	405,560
400,000	3.041		03/17/62	276,546
Motorola Solutions, Inc.
692,000	4.600		05/23/29	671,948
NVIDIA Corp.
2,198,000	0.584		06/14/24	2,117,043
80,000	1.550		06/15/28	69,508
400,000	2.000		06/15/31	330,859
400,000	3.500		04/01/50	315,886
PayPal Holdings, Inc.
400,000	2.400		10/01/24	386,946
250,000	1.650		06/01/25	234,205
1,060,000	4.400		06/01/32	1,012,510
50,000	3.250		06/01/50	35,542
QUALCOMM, Inc.
135,000	3.450		05/20/25	131,017
304,000	3.250		05/20/27	287,222
126,000	2.150		05/20/30	107,287
320,000	4.650		05/20/35	313,365
396,000	4.800		05/20/45	372,245

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
QUALCOMM, Inc. – (continued)
$250,000	4.300%	05/20/47	$217,730
470,000	4.500	05/20/52	409,655
Texas Instruments, Inc.
232,000	2.250	09/04/29	201,671
300,000	4.900	03/14/33	301,671
669,000	4.150	05/15/48	581,157
VMware, Inc.
50,000	1.400	08/15/26	44,317

			52,852,031

Transportation – 1.4%
Burlington Northern Santa Fe LLC
120,000	4.450	01/15/53	106,511
CSX Corp.
400,000	4.100	03/15/44	331,298
600,000	3.800	11/01/46	470,686
500,000	4.500	11/15/52	436,892
FedEx Corp.
500,000	2.400	05/15/31	413,334
408,000	5.100	01/15/44	372,316
510,000	4.750	11/15/45	439,183
1,334,000	4.550	04/01/46	1,121,105
FedEx Corp. Pass Through Trust, Series 2020-1
41,979	1.875	02/20/34	33,983
Southwest Airlines Co.
270,000	5.250	05/04/25	268,145
125,000	5.125	06/15/27	123,298
Union Pacific Corp.
500,000	2.400	02/05/30	430,932
1,950,000	2.800	02/14/32	1,666,679
278,000	3.799	10/01/51	220,887
95,000	2.950	03/10/52	63,845
408,000	3.839	03/20/60	312,571
646,000	3.799	04/06/71	470,630
United Parcel Service, Inc.
292,000	3.050	11/15/27	273,603
792,000	3.400	03/15/29	740,740
570,000	3.750	11/15/47	462,395
500,000	4.250	03/15/49	432,416
448,000	5.300	04/01/50	455,129

			9,646,578

Wireless – 5.6%
American Tower Corp.
250,000	4.000	06/01/25	242,823
556,000	3.375	10/15/26	521,638
200,000	2.750	01/15/27	182,756
361,000	3.800	08/15/29	328,461
80,000	2.900	01/15/30	68,285
300,000	1.875	10/15/30	233,772
251,000	3.100	06/15/50	157,317
AT&T, Inc.
611,000	3.800	02/15/27	581,409
346,000	4.250	03/01/27	333,588
339,000	2.300	06/01/27	303,361
75,000	1.650	02/01/28	64,119

Corporate Obligations – (continued)
Wireless – (continued)
AT&T, Inc. – (continued)
300,000	4.100	02/15/28	283,931
912,000	4.350	03/01/29	862,740
1,789,000	4.300	02/15/30	1,666,953
389,000	2.750	06/01/31	321,435
428,000	2.250	02/01/32	334,761
630,000	2.550	12/01/33	481,773
685,000	4.500	05/15/35	607,767
140,000	4.850	03/01/39	124,729
330,000	4.350	06/15/45	261,581
435,000	4.750	05/15/46	363,884
293,000	4.500	03/09/48	233,858
225,000	4.550	03/09/49	180,320
538,000	3.650	06/01/51	369,428
130,000	3.300	02/01/52	84,757
1,560,000	3.500	09/15/53	1,026,618
1,358,000	3.550	09/15/55	882,897
530,000	3.800	12/01/57	359,080
1,319,000	3.650	09/15/59	856,973
92,000	3.850	06/01/60	62,893
Crown Castle, Inc.
467,000	4.450	02/15/26	454,717
506,000	3.700	06/15/26	481,441
649,000	1.050	07/15/26	573,618
98,000	3.650	09/01/27	91,277
200,000	3.800	02/15/28	186,039
220,000	3.300	07/01/30	191,913
180,000	2.250	01/15/31	144,558
301,000	2.100	04/01/31	237,704
300,000	2.900	04/01/41	202,875
100,000	3.250	01/15/51	64,821
Sprint Capital Corp.
700,000	6.875	11/15/28	739,628
1,400,000	8.750	03/15/32	1,669,500
T-Mobile USA, Inc.
500,000	2.250	02/15/26	462,485
800,000	3.750	04/15/27	757,344
300,000	4.950	03/15/28	295,193
50,000	4.800	07/15/28	48,953
100,000	2.625	02/15/29	86,396
700,000	3.375	04/15/29	627,705
900,000	3.875	04/15/30	821,647
1,280,000	2.550	02/15/31	1,057,218
300,000	2.875	02/15/31	252,130
408,000	2.250	11/15/31	323,556
408,000	2.700	03/15/32	332,218
500,000	5.050	07/15/33	482,109
700,000	4.375	04/15/40	602,560
500,000	3.000	02/15/41	352,001
600,000	4.500	04/15/50	497,328
400,000	3.300	02/15/51	268,837
500,000	5.750	01/15/54	495,061
300,000	3.600	11/15/60	201,122
Verizon Communications, Inc.
394,000	3.500	11/01/24	384,924
434,000	3.376	02/15/25	421,297

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
Verizon Communications, Inc. – (continued)
$1,988,000	0.850%		11/20/25	$1,806,595
559,000	4.125		03/16/27	538,348
250,000	3.000		03/22/27	232,849
710,000	2.100		03/22/28	620,295
722,000	4.329		09/21/28	691,231
786,000	4.016		12/03/29	729,122
471,000	3.150		03/22/30	414,100
280,000	1.500		09/18/30	218,869
100,000	1.680		10/30/30	78,006
1,330,000	2.550		03/21/31	1,097,319
50,000	2.355		03/15/32	39,525
1,000,000	5.050		05/09/33	967,891
220,000	4.272		01/15/36	194,871
478,000	5.250		03/16/37	466,774
550,000	2.650		11/20/40	368,404
510,000	3.400		03/22/41	379,659
60,000	6.550		09/15/43	65,826
704,000	4.862		08/21/46	618,927
455,000	4.522		09/15/48	382,225
400,000	2.875		11/20/50	247,093
800,000	3.550		03/22/51	561,095
364,000	5.012		08/21/54	323,524
150,000	2.987		10/30/56	89,690
500,000	3.000		11/20/60	295,008
555,000	3.700		03/22/61	376,829

				37,996,157

TOTAL CORPORATE OBLIGATIONS
(Cost $607,343,930)				$541,179,138

Foreign Corporate Debt – 19.4%
Banks – 11.9%
Australia & New Zealand Banking Group Ltd. (Australia)
$300,000	5.088%		12/08/25	$298,679
Banco Bilbao Vizcaya Argentaria SA (Spain)
200,000	1.125		09/18/25	182,732
Banco Santander SA (Spain)
200,000	2.706		06/27/24	194,541
1,432,000	2.746		05/28/25	1,352,513
800,000	5.179		11/19/25	782,128
600,000	1.849		03/25/26	541,182
600,000	4.250		04/11/27	567,188
(US 1 Year CMT T-Note + 0.900%)
600,000	1.722	(a)	09/14/27	527,575
325,000	3.490		05/28/30	280,376
(US 1 Year CMT T-Note + 1.600%)
336,000	3.225	(a)	11/22/32	262,201
Bank of Montreal (Canada)
(5 Year USD Swap + 1.432%)
341,000	3.803	(a)	12/15/32	301,360
(US 5 Year CMT T-Note + 1.400%)
204,000	3.088	(a)	01/10/37	157,056
Bank of Montreal, MTN (Canada)
150,000	1.500		01/10/25	141,828
425,000	1.250		09/15/26	376,174

Foreign Corporate Debt – (continued)
Banks – (continued)
Bank of Montreal, MTN (Canada) – (continued)
(SOFR + 0.603%)
40,000	0.949	%(a)	01/22/27	35,904
264,000	2.650		03/08/27	239,944
Bank of Nova Scotia (The) (Canada)
75,000	0.650		07/31/24	71,540
448,000	1.300		06/11/25	414,895
626,000	4.500		12/16/25	606,724
220,000	2.700		08/03/26	204,393
80,000	1.950		02/02/27	71,747
750,000	4.850		02/01/30	724,925
530,000	2.450		02/02/32	426,854
Barclays PLC (United Kingdom)
1,140,000	3.650		03/16/25	1,099,393
1,035,000	4.375		01/12/26	996,738
(SOFR + 2.714%)
200,000	2.852	(a)	05/07/26	189,372
210,000	5.200		05/12/26	204,276
850,000	4.836		05/09/28	785,899
(US 1 Year CMT T-Note + 1.200%)
424,000	2.667	(a)	03/10/32	332,751
(SOFR + 2.980%)
1,000,000	6.224	(a)	05/09/34	986,218
(US 5 Year CMT T-Note + 2.900%)
960,000	3.564	(a)	09/23/35	762,066
(US 1 Year CMT T-Note + 1.700%)
500,000	3.811	(a)	03/10/42	352,274
330,000	5.250		08/17/45	296,229
436,000	4.950		01/10/47	376,694
Canadian Imperial Bank of Commerce (Canada)
110,000	2.250		01/28/25	104,708
300,000	1.250		06/22/26	267,369
150,000	3.450		04/07/27	140,094
150,000	3.600		04/07/32	133,747
Cooperatieve Rabobank UA (Netherlands)
1,105,000	3.750		07/21/26	1,039,054
186,000	5.250		05/24/41	189,801
250,000	5.750		12/01/43	243,459
485,000	5.250		08/04/45	442,673
Credit Suisse AG (Switzerland)
750,000	7.950		01/09/25	766,957
1,210,000	2.950		04/09/25	1,152,444
1,350,000	1.250		08/07/26	1,186,370
Deutsche Bank AG (Germany)
(SOFR + 2.581%)
800,000	3.961	(a)	11/26/25	773,632
(SOFR + 1.870%)
1,000,000	2.129	(a)	11/24/26	907,922
(SOFR + 1.219%)
1,694,000	2.311	(a)	11/16/27	1,487,313
(SOFR + 3.180%)
800,000	6.720	(a)	01/18/29	807,630
(SOFR + 3.043%)
260,000	3.547	(a)	09/18/31	217,452
(SOFR + 1.718%)
370,000	3.035	(a)	05/28/32	294,625

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
HSBC Holdings PLC (United Kingdom)
$260,000	4.375%		11/23/26	$248,210
(SOFR + 1.290%)
580,000	1.589	(a)	05/24/27	516,194
(3M U.S. T-Bill MMY + 1.808%)
1,100,000	4.041	(a)	03/13/28	1,032,815
(SOFR + 2.610%)
710,000	5.210	(a)	08/11/28	693,349
(SOFR + 3.350%)
290,000	7.390	(a)	11/03/28	304,670
(3M U.S. T-Bill MMY + 1.796%)
900,000	4.583	(a)	06/19/29	850,658
(3M U.S. T-Bill MMY + 1.872%)
416,000	3.973	(a)	05/22/30	374,060
(SOFR + 2.870%)
550,000	5.402	(a)	08/11/33	524,934
(SOFR + 4.250%)
1,100,000	8.113	(a)	11/03/33	1,196,207
(SOFR + 2.390%)
1,700,000	6.254	(a)	03/09/34	1,723,473
(SOFR + 2.980%)
1,000,000	6.547	(a)	06/20/34	980,085
1,470,000	6.500		09/15/37	1,435,545
(SOFR + 2.650%)
400,000	6.332	(a)	03/09/44	403,399
ING Groep NV (Netherlands)
(SOFR + 1.640%)
260,000	3.869	(a)	03/28/26	252,291
200,000	3.950		03/29/27	189,556
(SOFR + 1.005%)
800,000	1.726	(a)	04/01/27	720,200
(SOFR + 1.830%)
500,000	4.017	(a)	03/28/28	471,245
490,000	4.550		10/02/28	470,115
330,000	4.050		04/09/29	305,688
(SOFR + 1.316%)
690,000	2.727	(a)	04/01/32	562,580
Lloyds Banking Group PLC (United Kingdom)
940,000	4.450		05/08/25	915,842
400,000	4.582		12/10/25	386,011
1,500,000	3.750		01/11/27	1,411,542
940,000	4.375		03/22/28	888,037
(3M USD LIBOR + 1.205%)
1,220,000	3.574	(a)	11/07/28	1,106,116
200,000	5.300		12/01/45	174,770
490,000	4.344		01/09/48	365,238
Mitsubishi UFJ Financial Group, Inc. (Japan)
290,000	2.193		02/25/25	274,523
(US 1 Year CMT T-Note + 1.080%)
260,000	5.719	(a)	02/20/26	258,901
(US 1 Year CMT T-Note + 0.830%)
1,300,000	2.341	(a)	01/19/28	1,168,228
290,000	3.961		03/02/28	274,966
(US 1 Year CMT T-Note + 1.950%)
800,000	5.017	(a)	07/20/28	780,886

Foreign Corporate Debt – (continued)
Banks – (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan) – (continued)
(US 1 Year CMT T-Note + 1.900%)
300,000	5.354	%(a)	09/13/28	297,341
(US 1 Year CMT T-Note + 1.380%)
1,800,000	5.422	(a)	02/22/29	1,792,841
250,000	3.741		03/07/29	230,876
(US 1 Year CMT T-Note + 1.100%)
300,000	2.852	(a)	01/19/33	245,123
(US 1 Year CMT T-Note + 1.630%)
1,000,000	5.441	(a)	02/22/34	988,930
Mizuho Financial Group, Inc. (Japan)
490,000	2.839		09/13/26	451,445
(US 1 Year CMT T-Note + 0.670%)
500,000	1.234	(a)	05/22/27	442,647
(3M U.S. T-Bill MMY + 1.532%)
800,000	4.254	(a)	09/11/29	747,815
(3M U.S. T-Bill MMY + 1.392%)
430,000	3.153	(a)	07/16/30	371,556
300,000	2.564		09/13/31	233,848
National Australia Bank Ltd. (Australia)
940,000	2.500		07/12/26	874,598
NatWest Group PLC (United Kingdom)
846,000	4.800		04/05/26	822,465
(US 1 Year CMT T-Note + 2.550%)
355,000	3.073	(a)	05/22/28	320,694
(3M USD LIBOR + 1.754%)
345,000	4.892	(a)	05/18/29	329,514
(US 5 Year CMT T-Note + 2.100%)
748,000	3.754	(a)	11/01/29	711,324
(3M USD LIBOR + 1.905%)
470,000	5.076	(a)	01/27/30	447,354
(3M USD LIBOR + 1.871%)
370,000	4.445	(a)	05/08/30	339,559
(US 5 Year CMT T-Note + 2.350%)
420,000	3.032	(a)	11/28/35	325,439
Royal Bank of Canada (Canada)
130,000	1.200		04/27/26	116,658
800,000	3.625		05/04/27	754,806
Royal Bank of Canada, GMTN (Canada)
500,000	2.250		11/01/24	480,929
980,000	0.875		01/20/26	881,876
308,000	4.650		01/27/26	302,602
264,000	1.400		11/02/26	233,949
500,000	4.240		08/03/27	480,726
250,000	2.300		11/03/31	200,488
300,000	5.000		02/01/33	290,597
Royal Bank of Canada, MTN (Canada)
257,000	1.150		06/10/25	238,045
Santander UK Group Holdings PLC (United Kingdom)
(SOFR + 2.749%)
870,000	6.833	(a)	11/21/26	879,742
(SOFR + 0.989%)
1,790,000	1.673	(a)	06/14/27	1,578,292
(3M USD LIBOR + 1.400%)
1,260,000	3.823	(a)	11/03/28	1,138,279

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
$1,030,000	1.474%		07/08/25	$953,747
400,000	3.784		03/09/26	382,710
664,000	3.364		07/12/27	616,705
200,000	5.520		01/13/28	199,921
550,000	3.544		01/17/28	508,567
1,390,000	3.944		07/19/28	1,297,044
1,000,000	3.040		07/16/29	873,222
490,000	2.750		01/15/30	417,623
500,000	2.130		07/08/30	403,582
500,000	2.222		09/17/31	394,869
500,000	5.766		01/13/33	507,343
Toronto-Dominion Bank (The) (Canada)
290,000	4.108		06/08/27	277,040
(5 Year USD Swap + 2.205%)
338,000	3.625	(a)	09/15/31	316,181
Toronto-Dominion Bank (The), MTN (Canada)
830,000	2.650		06/12/24	810,383
270,000	1.150		06/12/25	250,481
643,000	0.750		01/06/26	577,547
330,000	1.250		09/10/26	292,549
440,000	2.800		03/10/27	403,787
340,000	2.000		09/10/31	269,274
481,000	3.200		03/10/32	409,784
Toronto-Dominion Bank (The), Series FXD (Canada)
50,000	1.950		01/12/27	44,948
UBS Group AG (Switzerland)
660,000	3.750		03/26/25	637,333
250,000	4.550		04/17/26	242,169
(SOFR + 3.730%)
621,000	4.194	(a)(b)	04/01/31	560,598
300,000	4.875		05/15/45	267,097
Westpac Banking Corp. (Australia)
1,000,000	5.350		10/18/24	998,468
112,000	1.019		11/18/24	105,958
40,000	2.350		02/19/25	38,365
200,000	2.850		05/13/26	188,550
550,000	1.150		06/03/26	494,315
290,000	3.350		03/08/27	273,699
350,000	5.457		11/18/27	356,221
40,000	3.400		01/25/28	37,493
247,000	2.650		01/16/30	215,922
(US 5 Year CMT T-Note + 1.350%)
1,126,000	2.894	(a)	02/04/30	1,062,793
400,000	2.150		06/03/31	328,016
(US 5 Year CMT T-Note + 2.000%)
400,000	4.110	(a)	07/24/34	350,464
(US 5 Year CMT T-Note + 1.750%)
300,000	2.668	(a)	11/15/35	230,292
186,000	4.421		07/24/39	150,280
100,000	2.963		11/16/40	64,871
Westpac Banking Corp.(a), GMTN (Australia)
(5 Year USD Swap + 2.236%)
146,000	4.322		11/23/31	136,493

				81,057,015

Foreign Corporate Debt – (continued)
Beverages – 0.0%
Coca-Cola Femsa SAB de CV (Mexico)
280,000	2.750		01/22/30	244,019

Brokerage – 0.4%
Brookfield Finance, Inc. (Canada)
814,000	3.900		01/25/28	758,268
120,000	4.850		03/29/29	114,792
425,000	4.350		04/15/30	392,177
237,000	4.700		09/20/47	195,895
Nomura Holdings, Inc. (Japan)
300,000	2.679		07/16/30	243,106
550,000	2.608		07/14/31	430,848
780,000	2.999		01/22/32	622,142

				2,757,228

Consumer Cyclical – 0.1%
Honda Motor Co., Ltd. (Japan)
300,000	2.967		03/10/32	262,292
Toyota Motor Corp. (Japan)
80,000	1.339		03/25/26	72,943

				335,235

Consumer Noncyclical – 1.2%
Astrazeneca Finance LLC (United Kingdom)
300,000	2.250		05/28/31	250,239
AstraZeneca PLC (United Kingdom)
400,000	6.450		09/15/37	449,179
BAT Capital Corp. (United Kingdom)
150,000	3.222		08/15/24	146,320
634,000	3.215		09/06/26	592,044
352,000	4.700		04/02/27	341,387
792,000	3.557		08/15/27	733,206
330,000	2.259		03/25/28	283,917
410,000	2.726		03/25/31	324,435
524,000	4.390		08/15/37	416,583
353,000	4.540		08/15/47	256,242
204,000	4.758		09/06/49	150,712
318,000	3.984		09/25/50	208,401
BAT International Finance PLC (United Kingdom)
259,000	1.668		03/25/26	234,735
1,346,000	4.448		03/16/28	1,275,743
GlaxoSmithKline Capital, Inc. (United Kingdom)
910,000	3.875		05/15/28	877,309
511,000	6.375		05/15/38	581,570
Reynolds American, Inc. (United Kingdom)
500,000	5.700		08/15/35	462,650
324,000	5.850		08/15/45	280,308
Takeda Pharmaceutical Co., Ltd. (Japan)
250,000	3.175		07/09/50	167,795

				8,032,775

Consumer Products – 0.2%
Unilever Capital Corp. (United Kingdom)
100,000	2.900		05/05/27	93,440
500,000	3.500		03/22/28	475,682
500,000	2.125		09/06/29	435,416
132,000	5.900		11/15/32	142,401

				1,146,939

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Energy – 1.8%
BP Capital Markets PLC (United Kingdom)
$764,000	3.279%		09/19/27	$719,405
168,000	3.723		11/28/28	157,974
(US 5 Year CMT T-Note + 4.036%)
400,000	4.375	(a)	09/22/71	383,500
(US 5 Year CMT T-Note + 4.398%)
400,000	4.875	(a)	12/22/71	363,772
Canadian Natural Resources Ltd. (Canada)
513,000	3.850		06/01/27	485,663
Canadian Natural Resources Ltd., GMTN (Canada)
214,000	4.950		06/01/47	186,035
Cenovus Energy, Inc. (Canada)
172,000	6.750		11/15/39	178,741
322,000	5.400		06/15/47	289,524
Enbridge, Inc. (Canada)
484,000	3.125		11/15/29	427,142
400,000	2.500		08/01/33	310,807
(3M U.S. T-Bill MMY + 3.903%)
570,000	6.250	(a)	03/01/78	527,963
Equinor ASA (Norway)
460,000	2.875		04/06/25	443,601
200,000	1.750		01/22/26	185,425
204,000	3.125		04/06/30	184,914
100,000	2.375		05/22/30	85,642
430,000	3.950		05/15/43	360,001
114,000	3.250		11/18/49	80,746
250,000	3.700		04/06/50	193,113
Shell International Finance BV (Netherlands)
662,000	2.000		11/07/24	636,684
682,000	3.250		05/11/25	660,459
330,000	2.875		05/10/26	312,942
130,000	2.500		09/12/26	121,105
352,000	3.875		11/13/28	337,814
240,000	2.375		11/07/29	208,637
300,000	2.750		04/06/30	264,662
328,000	4.125		05/11/35	299,197
521,000	6.375		12/15/38	570,354
352,000	4.375		05/11/45	305,351
306,000	4.000		05/10/46	251,973
230,000	3.750		09/12/46	180,523
282,000	3.125		11/07/49	196,336
300,000	3.000		11/26/51	200,128
Suncor Energy, Inc. (Canada)
230,000	6.800		05/15/38	239,720
264,000	4.000		11/15/47	197,169
100,000	3.750		03/04/51	71,074
TotalEnergies Capital International SA (France)
192,000	2.829		01/10/30	170,415
231,000	2.986		06/29/41	169,415
370,000	3.461		07/12/49	274,840
220,000	3.386		06/29/60	152,450
TotalEnergies Capital SA (France)
344,000	3.883		10/11/28	327,869
TransCanada PipeLines Ltd. (Canada)
800,000	6.200		10/15/37	810,458

Foreign Corporate Debt – (continued)
Energy – (continued)
Transcanada Trust(a) (Canada)
(3M USD LIBOR + 3.208%)
100,000	5.300		03/15/77	87,108

				12,610,651

Financial Company – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
500,000	3.500		01/15/25	483,509
450,000	6.500		07/15/25	452,761
952,000	2.450		10/29/26	857,784
300,000	3.000		10/29/28	260,091
432,000	3.300		01/30/32	350,604
300,000	3.400		10/29/33	237,763
480,000	3.850		10/29/41	356,712

				2,999,224

Food and Beverage – 1.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
458,000	3.650		02/01/26	442,578
1,630,000	4.700		02/01/36	1,561,191
2,466,000	4.900		02/01/46	2,296,663
Anheuser-Busch InBev Finance, Inc. (Belgium)
1,026,000	4.625		02/01/44	930,769
600,000	4.900		02/01/46	558,799
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
536,000	4.000		04/13/28	515,399
628,000	4.750		01/23/29	622,166
281,000	4.900		01/23/31	281,627
293,000	4.375		04/15/38	267,856
340,000	5.450		01/23/39	344,850
100,000	4.350		06/01/40	89,630
244,000	4.950		01/15/42	232,763
299,000	4.600		04/15/48	269,021
146,000	4.439		10/06/48	128,054
632,000	5.550		01/23/49	646,535
280,000	4.500		06/01/50	249,487
214,000	4.750		04/15/58	191,899
262,000	5.800		01/23/59	275,015
Diageo Capital PLC (United Kingdom)
200,000	1.375		09/29/25	184,654
700,000	2.375		10/24/29	603,895

				10,692,851

Insurance – 0.1%
Manulife Financial Corp. (Canada)
600,000	3.703		03/16/32	538,341
186,000	5.375		03/04/46	179,041

				717,382

Lodging – 0.2%
Sands China Ltd. (Macau)
290,000	5.375		08/08/25	280,213
500,000	4.300		01/08/26	469,375
740,000	5.650		08/08/28	697,450

				1,447,038

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Metals and Mining – 0.1%
BHP Billiton Finance USA Ltd. (Australia)
$351,000	4.125%	02/24/42	$307,478
274,000	5.000	09/30/43	265,096

			572,574

Mining – 0.3%
Southern Copper Corp. (Mexico)
941,000	7.500	07/27/35	1,067,768
242,000	6.750	04/16/40	262,444
166,000	5.250	11/08/42	152,415
306,000	5.875	04/23/45	298,232

			1,780,859

Oil Company-Exploration & Production – 0.0%
CNOOC Finance 2015 USA LLC (China)
200,000	4.375	05/02/28	195,634

Semiconductors – 0.1%
TSMC Arizona Corp. (Taiwan)
260,000	1.750	10/25/26	233,847
300,000	2.500	10/25/31	249,030
720,000	3.250	10/25/51	520,077

			1,002,954

Technology – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
226,000	3.400	05/01/30	198,432
263,000	2.500	05/11/31	212,624
579,000	2.650	02/15/32	464,236
300,000	5.000	01/15/33	284,460

			1,159,752

Transportation – 0.0%
Canadian Pacific Railway Co. (Canada)
400,000	3.100	12/02/51	272,656

Wireless – 0.4%
Rogers Communications Inc/Ontario (Canada)
594,000	4.300	02/15/48	444,407
500,000	4.350	05/01/49	378,731
500,000	3.700	11/15/49	338,601
Rogers Communications, Inc. (Canada)
200,000	5.000	03/15/44	170,460
Vodafone Group PLC (United Kingdom)
150,000	4.125	05/30/25	146,580
419,000	6.150	02/27/37	428,773
50,000	4.375	02/19/43	40,720
450,000	4.875	06/19/49	380,758
330,000	4.250	09/17/50	253,982

			2,583,012

Wirelines – 0.4%
Deutsche Telekom International Finance BV (Germany)
650,000	8.750	06/15/30	764,417
Orange SA (France)
800,000	9.000	03/01/31	970,894
100,000	5.375	01/13/42	95,994

Foreign Corporate Debt – (continued)
Wirelines – (continued)
Telefonica Emisiones SA (Spain)
200,000	4.103	03/08/27	190,714
500,000	4.665	03/06/38	412,648
500,000	4.895	03/06/48	400,172

			2,834,839

TOTAL FOREIGN CORPORATE DEBT
(Cost $143,593,935)			$132,442,637

Shares	Dividend Rate	Value

Investment Company – 0.2%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,389,970	5.234%	$1,389,970
(Cost $1,389,970)

TOTAL INVESTMENTS – 98.8%
(Cost $752,327,835)		$675,011,745

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		7,828,775

NET ASSETS – 100.0%		$682,840,520

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 95.7%
U.S. Treasury Bills
$396,000	4.456%	10/05/23	$394,032
126,000	4.458	10/05/23	125,374
774,000	4.476	10/05/23	770,154
450,000	4.483	10/05/23	447,764
126,000	4.531	10/05/23	125,374
558,000	4.544	10/05/23	555,227
720,000	4.568	10/05/23	716,423
162,000	4.584	10/05/23	161,195
1,044,000	4.588	10/05/23	1,038,813
180,000	4.589	10/05/23	179,106
90,000	4.595	10/05/23	89,553
691,800	4.597	10/05/23	688,363
702,000	4.601	10/05/23	698,512
72,000	4.618	10/05/23	71,642
10,692,000	4.620	10/05/23	10,638,875
54,000	4.628	10/05/23	53,732
108,000	4.631	10/05/23	107,463
18,000	4.635	10/05/23	17,911
324,000	4.645	10/05/23	322,390
378,000	4.653	10/05/23	376,122
36,000	4.662	10/05/23	35,821
92,000	4.663	10/05/23	91,543
1,944,000	4.684	10/05/23	1,934,341
144,000	4.756	10/05/23	143,285
72,000	4.767	10/05/23	71,642
198,000	4.795	10/05/23	197,016
2,160,000	4.801	10/05/23	2,149,268
2,772,000	4.802	10/05/23	2,758,227
666,000	4.811	10/05/23	662,691
460,000	4.837	10/05/23	457,714
630,000	4.838	10/05/23	626,870
126,000	4.850	10/05/23	125,374
270,000	4.872	10/05/23	268,658
207,000	4.880	10/05/23	205,971
72,000	4.887	10/05/23	71,642
126,000	4.900	10/05/23	125,374
198,000	4.905	10/05/23	197,016
558,000	4.910	10/05/23	555,227
378,000	4.924	10/05/23	376,122
900,000	4.927	10/05/23	895,528
1,296,000	4.938	10/05/23	1,289,561
270,000	4.942	10/05/23	268,658
306,000	4.943	10/05/23	304,480
9,396,000	4.961	10/05/23	9,349,314
162,000	4.967	10/05/23	161,195
500,000	4.970	10/05/23	497,516
407,813,900	4.983	10/05/23	405,787,595
342,000	4.988	10/05/23	340,301
564,000	4.989	10/05/23	561,198
72,000	4.994	10/05/23	71,642
288,000	5.000	10/05/23	286,569
2,632,000	5.005	10/05/23	2,618,922
144,000	5.025	10/05/23	143,285
752,000	5.027	10/05/23	748,264
1,128,000	5.032	10/05/23	1,122,395
360,000	5.044	10/05/23	358,211

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$752,000	5.088%	10/05/23	$748,264
940,000	5.093	10/05/23	935,329
234,000	5.095	10/05/23	232,837
288,000	5.121	10/05/23	286,569
1,786,000	5.131	10/05/23	1,777,126
1,120,000	5.256	10/05/23	1,114,435
238,931,600	5.279	10/05/23	237,744,421
9,632,000	5.284	10/05/23	9,584,141
6,608,000	5.310	10/05/23	6,575,167
2,128,000	5.312	10/05/23	2,117,427
3,360,000	5.316	10/05/23	3,343,305
1,386,000	5.344	10/05/23	1,379,113
4,158,000	5.346	10/05/23	4,137,340
770,000	5.349	10/05/23	766,174
1,550,000	5.350	10/05/23	1,542,299
924,000	5.351	10/05/23	919,409
7,677,000	5.354	10/05/23	7,638,855
2,002,000	5.356	10/05/23	1,992,053
1,248,000	5.357	10/05/23	1,241,799
560,000	5.358	10/05/23	557,218
1,248,000	5.359	10/05/23	1,241,799
94,787,900	5.360	10/05/23	94,316,927
9,360,000	5.361	10/05/23	9,313,493
61,749,000	5.362	10/05/23	61,442,188
1,768,000	5.364	10/05/23	1,759,215
8,321,000	5.368	10/05/23	8,279,655
770,000	5.372	10/05/23	766,174
1,792,000	5.374	10/05/23	1,783,096
640,000	5.376	10/05/23	636,820
1,872,000	5.396	10/05/23	1,862,699
11,550,000	5.523	10/05/23	11,492,612
600,000	5.348	10/12/23	596,402
3,975,000	5.353	10/12/23	3,951,160
600,000	5.356	10/12/23	596,402
2,714,000	5.359	10/12/23	2,697,723
29,333,000	5.367	10/12/23	29,157,078
675,000	5.369	10/12/23	670,952
9,060,000	5.371	10/12/23	9,005,663
693,000	5.373	10/12/23	688,844
3,075,000	5.374	10/12/23	3,056,558
455,105,800	5.395	10/12/23	452,376,337
401,563,800	5.398	10/12/23	399,155,451
118,523,900	4.668	11/02/23	117,450,985
20,476,000	4.711	11/02/23	20,290,645
432,000	4.766	11/02/23	428,089
1,998,000	4.837	11/02/23	1,979,913
6,480,000	4.842	11/02/23	6,421,341
702,000	4.849	11/02/23	695,645
2,120,000	4.860	11/02/23	2,100,809
378,000	4.880	11/02/23	374,578
56,856,800	4.891	11/02/23	56,342,115
378,000	4.914	11/02/23	374,578
630,000	4.932	11/02/23	624,297
1,140,000	4.940	11/02/23	1,129,680
1,672,000	4.941	11/02/23	1,656,865
2,700,000	4.942	11/02/23	2,675,559

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$1,400,000	4.948%	11/02/23	$1,387,327
594,000	4.952	11/02/23	588,623
810,000	4.954	11/02/23	802,668
918,000	4.966	11/02/23	909,690
318,000	4.970	11/02/23	315,121
486,000	4.980	11/02/23	481,601
1,026,000	5.007	11/02/23	1,016,712
4,312,000	5.022	11/02/23	4,272,966
1,484,000	5.035	11/02/23	1,470,566
27,054,000	5.042	11/02/23	26,809,099
636,000	5.043	11/02/23	630,243
424,000	5.097	11/02/23	420,162
530,000	5.115	11/02/23	525,202
1,216,000	5.146	11/02/23	1,204,992
1,007,000	5.153	11/02/23	997,884
6,622,000	5.291	11/02/23	6,562,056
770,000	5.306	11/02/23	763,030
1,463,000	5.315	11/02/23	1,449,756
4,543,000	5.354	11/02/23	4,501,875
2,310,000	5.360	11/02/23	2,289,089
1,092,000	5.370	11/02/23	1,082,115
35,217,000	5.373	11/02/23	34,898,205
693,000	5.377	11/02/23	686,727
5,460,000	5.378	11/02/23	5,410,574
1,204,000	5.380	11/02/23	1,193,101
5,481,000	5.381	11/02/23	5,431,384
1,001,000	5.383	11/02/23	991,939
2,079,000	5.384	11/02/23	2,060,180
846,000	5.387	11/02/23	838,342
847,000	5.389	11/02/23	839,333
728,000	5.390	11/02/23	721,410
819,000	5.391	11/02/23	811,586
385,000	5.392	11/02/23	381,515
728,000	5.393	11/02/23	721,410
376,000	5.394	11/02/23	372,596
84,080,000	5.397	11/02/23	83,318,882
126,871,600	5.404	11/02/23	125,723,119
1,232,000	5.408	11/02/23	1,220,848
770,000	5.431	11/02/23	763,030
5,775,000	5.531	11/02/23	5,722,723
192,000	5.367	11/09/23	190,065
864,000	5.373	11/09/23	855,293
180,000	5.374	11/09/23	178,186
165,519,200	5.376	11/09/23	163,851,227
528,000	5.377	11/09/23	522,679
2,748,000	5.379	11/09/23	2,720,308
603,000	5.381	11/09/23	596,923
17,593,000	5.383	11/09/23	17,415,711
2,992,000	5.385	11/09/23	2,961,849
352,000	5.391	11/09/23	348,453
160,000	5.400	11/09/23	158,388
716,000	5.405	11/09/23	708,785
1,804,000	5.407	11/09/23	1,785,821
352,000	5.409	11/09/23	348,453
68,204,100	5.413	11/09/23	67,516,792
2,400,000	5.502	11/09/23	2,375,815

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$1,368,000	5.436%	11/30/23	$1,349,904
3,192,000	5.437	11/30/23	3,149,777
452,483,800	5.471	11/30/23	446,498,457
181,181,100	5.402	12/07/23	178,611,918
1,800,000	5.413	12/07/23	1,774,476
27,000	5.431	12/19/23	26,569
1,200,000	5.433	12/19/23	1,180,841
1,007,000	5.434	12/19/23	990,923
80,000	5.457	12/19/23	78,723
180,000	5.465	12/19/23	177,126
113,731,100	5.469	12/19/23	111,915,332
140,000	5.475	12/19/23	137,765
1,500,000	5.454	12/26/23	1,474,443
151,205,200	5.485	12/26/23	148,628,937
2,160,000	5.435	01/04/24	2,120,527
212,244,500	5.453	01/04/24	208,365,859
96,000	5.435	01/11/24	94,147
1,380,000	5.441	01/11/24	1,353,369
216,000	5.444	01/11/24	211,832
168,000	5.452	01/11/24	164,758
137,262,100	5.475	01/11/24	134,613,280
102,116,300	4.755	01/25/24	99,934,728
296,000	4.819	01/25/24	289,676
481,000	4.916	01/25/24	470,724
555,000	5.000	01/25/24	543,143
89,948,800	5.003	01/25/24	88,027,170
407,000	5.014	01/25/24	398,305
333,000	5.032	01/25/24	325,886
2,664,000	5.052	01/25/24	2,607,087
703,000	5.064	01/25/24	687,981
18,537,000	5.067	01/25/24	18,140,983
1,056,000	5.171	01/25/24	1,033,440
486,000	5.433	01/25/24	475,617
266,000	5.455	01/25/24	260,317
2,372,000	5.457	01/25/24	2,321,326
342,000	5.476	01/25/24	334,694
1,961,000	5.485	01/25/24	1,919,106
1,860,000	5.440	02/01/24	1,818,529
182,692,100	5.474	02/01/24	178,618,736
1,680,000	5.447	02/08/24	1,640,820
167,220,400	5.478	02/08/24	163,320,563
435,000	5.481	02/08/24	424,855
3,000,000	5.474	02/29/24	2,920,925
144,286,400	5.542	02/29/24	140,483,265
152,642,200	5.590	02/29/24	148,618,821
75,284,800	4.828	04/18/24	72,792,011
110,307,800	5.260	04/18/24	106,655,348
1,860,000	5.449	04/18/24	1,798,413
413,000	5.463	04/18/24	399,325
304,000	5.173	05/16/24	292,708
480,000	5.221	05/16/24	462,170
80,000	5.231	05/16/24	77,028
944,000	5.242	05/16/24	908,935
75,094,500	5.259	05/16/24	72,305,096
1,376,000	5.271	05/16/24	1,324,888
256,000	5.277	05/16/24	246,491

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$160,000	5.303%	05/16/24	$154,057
342,000	5.347	05/16/24	329,296
328,000	5.382	05/16/24	315,816
494,000	5.383	05/16/24	475,650
228,000	5.388	05/16/24	219,531
328,000	5.392	05/16/24	315,816
492,000	5.394	05/16/24	473,725
15,867,000	5.402	05/16/24	15,277,616
13,179,100	5.404	05/16/24	12,689,559
697,000	5.409	05/16/24	671,110
1,681,000	5.410	05/16/24	1,618,559
190,000	5.416	05/16/24	182,942
380,000	5.437	05/16/24	365,885
369,000	5.440	05/16/24	355,293
2,173,000	5.447	05/16/24	2,092,283
168,000	5.461	05/16/24	161,760
2,460,000	5.473	05/16/24	2,368,623
190,000	5.476	05/16/24	182,942
1,026,000	5.484	05/16/24	987,889
378,000	5.488	05/16/24	363,959
294,000	5.496	05/16/24	283,079
121,706,100	5.505	05/16/24	117,185,297
2,850,000	5.545	05/16/24	2,744,136
189,000	5.314	06/13/24	181,287
352,000	5.363	06/13/24	337,634
352,000	5.367	06/13/24	337,634
396,000	5.376	06/13/24	379,839
1,930,000	5.377	06/13/24	1,851,234
378,000	5.378	06/13/24	362,573
17,028,000	5.385	06/13/24	16,333,063
352,000	5.388	06/13/24	337,634
528,000	5.395	06/13/24	506,452
210,000	5.415	06/13/24	201,430
126,825,400	5.422	06/13/24	121,649,472
396,000	5.423	06/13/24	379,839
180,000	5.424	06/13/24	172,654
2,332,000	5.438	06/13/24	2,236,828
105,000	5.439	06/13/24	100,715
2,640,000	5.445	06/13/24	2,532,258
567,000	5.456	06/13/24	543,860
405,000	5.473	06/13/24	388,471
315,000	5.482	06/13/24	302,144
109,029,200	5.494	06/13/24	104,579,561
1,575,000	5.530	06/13/24	1,510,722
176,000	5.347	07/11/24	168,172
176,000	5.348	07/11/24	168,172
902,000	5.355	07/11/24	861,880
176,000	5.365	07/11/24	168,172
264,000	5.373	07/11/24	252,258
8,514,000	5.381	07/11/24	8,135,308
198,000	5.395	07/11/24	189,193
1,166,000	5.409	07/11/24	1,114,138
198,000	5.419	07/11/24	189,193
2,520,000	5.426	07/11/24	2,407,914
118,092,300	5.444	07/11/24	112,839,707
92,000	5.446	07/11/24	87,908

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$118,892,900	5.448%	07/11/24	$113,604,698
207,000	5.472	07/11/24	197,793
161,000	5.483	07/11/24	153,839
1,080,000	5.419	08/08/24	1,027,944
106,352,500	5.468	08/08/24	101,226,357

TOTAL U.S. TREASURY BILLS
(Cost $5,753,238,447)			$5,752,215,364

U.S. Treasury Notes – 4.3%
U.S. Treasury Notes
$132,038,600	4.761%	12/15/23	$130,091,546
264,000	4.799	12/15/23	260,107
1,880,000	4.861	12/15/23	1,852,277
440,000	4.862	12/15/23	433,512
528,000	4.864	12/15/23	520,214
352,000	4.876	12/15/23	346,809
1,232,000	4.886	12/15/23	1,213,833
352,000	4.922	12/15/23	346,809
836,000	5.020	12/15/23	823,672
378,000	5.079	12/15/23	372,426
462,000	5.089	12/15/23	455,187
798,000	5.101	12/15/23	786,233
3,024,000	5.113	12/15/23	2,979,408
1,080,000	5.117	12/15/23	1,064,074
51,709,300	5.118	12/15/23	50,946,790
21,042,000	5.131	12/15/23	20,731,713
1,005,000	5.154	12/15/23	990,180
1,474,000	5.176	12/15/23	1,452,264
1,320,000	5.229	12/15/23	1,300,535
6,380,000	5.257	12/15/23	6,285,920
264,000	5.259	12/15/23	260,107
132,000	5.260	12/15/23	130,054
1,188,000	5.280	12/15/23	1,170,482
264,000	5.283	12/15/23	260,107
440,000	5.285	12/15/23	433,512
1,232,000	5.288	12/15/23	1,213,833
871,000	5.306	12/15/23	858,156
220,000	5.308	12/15/23	216,756
836,000	5.310	12/15/23	823,672
352,000	5.328	12/15/23	346,809
352,000	5.334	12/15/23	346,809
1,804,000	5.339	12/15/23	1,777,398
17,028,000	5.343	12/15/23	16,776,904
1,276,000	5.345	12/15/23	1,257,184
1,072,000	5.350	12/15/23	1,056,192
3,300,000	5.351	12/15/23	3,251,338
396,000	5.366	12/15/23	390,161
2,640,000	5.374	12/15/23	2,601,070
405,000	5.384	12/15/23	399,028
180,000	5.407	12/15/23	177,346
2,332,000	5.418	12/15/23	2,297,612
396,000	5.423	12/15/23	390,161
528,000	5.429	12/15/23	520,214

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$315,000	5.440%	12/15/23	$310,355

TOTAL U.S. TREASURY NOTES
(Cost $260,705,017)			$260,518,769

TOTAL INVESTMENTS – 100.0%
(Cost $6,013,943,464)			$6,012,734,133

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			482,096

NET ASSETS – 100.0%			$6,013,216,229

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate	Maturity Date		Value

U.S. Treasury Notes – 32.0%
U.S. Treasury Notes
$35,416,000	1.500%	10/31/24		$33,918,471
19,564,000	2.500	01/31/25		18,859,943
21,549,000	2.000	02/15/25		20,612,019
53,773,000	0.250	10/31/25		48,825,064
26,275,000	1.625	05/15/26		24,301,839
3,803,000	2.875	08/15/28		3,566,204
3,130,000	2.875	04/30/29		2,913,415
4,928,000	2.750	05/31/29		4,552,365

TOTAL U.S. TREASURY NOTES
(Cost $160,282,518)				$157,549,320

Mortgage-Backed Securities – 31.5%
Federal Home Loan Mortgage Corporation
$263,402	4.500%	07/01/48		$252,864
235,564	2.500	11/01/50		198,540
1,925,570	2.000	05/01/51		1,531,127
2,717,542	2.500	05/01/51		2,265,361
924,437	2.500	11/01/51		767,735
10,803,360	2.000	03/01/52		8,612,322
7,717,222	2.000	03/01/52		6,145,255
1,245,994	2.000	03/01/52		993,649
9,715,497	2.000	05/01/52		7,735,570
202,846	4.500	05/01/52		192,968
505,611	2.000	07/01/52		402,644
3,779,657	3.000	08/01/52		3,298,522
27,373	2.500	01/01/53		22,722
248,749	5.000	01/01/53		241,301
883,916	5.000	02/01/53		857,447
799,748	5.000	04/01/53		775,533
Federal National Mortgage Association
1,000,000	1.750	07/02/24		970,715
5,000,000	1.500	TBA-15yr	(a)	4,259,766
8,000,000	2.000	TBA-15yr	(a)	7,004,375
4,000,000	2.500	TBA-15yr	(a)	3,597,812
2,000,000	3.000	TBA-15yr	(a)	1,846,094
2,567,002	3.500	07/01/45		2,345,196
65,372	4.500	06/01/48		63,963
351,542	4.500	07/01/48		343,968
25,904	5.000	12/01/48		25,779
46,144	4.500	01/01/49		44,377
38,811	4.500	08/01/49		37,297
641,959	4.500	08/01/49		617,005
194,907	5.000	12/01/49		191,469
27,664	4.500	01/01/50		26,938
114,869	4.500	03/01/50		110,591
108,562	5.000	04/01/50		107,346
1,549,099	2.500	06/01/50		1,303,428
80,993	4.500	10/01/50		77,922
51,621	4.500	10/01/50		50,281
99,288	2.500	02/01/51		82,468
534,465	2.500	03/01/51		449,358
668,719	2.500	09/01/51		559,745
2,671,013	2.500	10/01/51		2,246,487
1,575,192	2.500	11/01/51		1,324,549

Mortgage-Backed Securities – (continued)
Federal National Mortgage Association – (continued)
1,218,819	2.500	11/01/51		1,024,500
7,740,214	2.000	02/01/52		6,165,773
6,863,280	2.500	04/01/52		5,690,432
85,420	2.000	10/01/52		67,947
793,592	5.000	10/01/52		770,083
978,852	5.000	11/01/52		949,863
40,228	2.500	12/01/52		33,388
1,303,486	5.000	02/01/53		1,264,265
447,394	5.000	03/01/53		433,881
389,655	5.000	03/01/53		377,930
9,014,684	5.000	04/01/53		8,741,838
192,207	5.000	04/01/53		186,411
588,055	5.000	05/01/53		570,345
3,900,000	1.500	TBA-30yr	(a)	2,939,625
1,000,000	2.500	TBA-30yr	(a)	828,437
10,000,000	3.000	TBA-30yr	(a)	8,613,281
9,000,000	3.500	TBA-30yr	(a)	8,041,641
8,000,000	4.000	TBA-30yr	(a)	7,386,250
1,000,000	4.500	TBA-30yr	(a)	948,438
7,000,000	5.500	TBA-30yr	(a)	6,915,234
Government National Mortgage Association
53,482	5.000	12/20/48		53,044
28,909	5.000	05/20/49		28,535
287,958	3.000	09/20/49		256,301
106,116	4.500	03/20/50		102,658
58,150	5.000	05/20/50		57,581
225,286	4.000	09/20/50		212,855
763,424	3.000	07/20/51		674,964
3,472,559	2.000	09/20/51		2,863,637
2,320,694	4.500	10/20/52		2,213,912
4,000,000	2.000	TBA-30yr	(a)	3,290,000
6,000,000	2.500	TBA-30yr	(a)	5,103,281
7,000,000	3.000	TBA-30yr	(a)	6,153,437
6,000,000	3.500	TBA-30yr	(a)	5,448,281
3,000,000	4.000	TBA-30yr	(a)	2,794,453
1,000,000	5.000	TBA-30yr	(a)	972,891
1,000,000	5.500	TBA-30yr	(a)	990,078

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $157,553,550)				$155,145,959

Corporate Obligations – 20.6%
Aerospace & Defense – 0.6%
Boeing Co. (The)
$500,000	4.875%	05/01/25		$493,888
500,000	3.625	02/01/31		446,388
300,000	5.805	05/01/50		294,107
General Dynamics Corp.
215,000	3.625	04/01/30		200,294
Hexcel Corp.
40,000	4.200	02/15/27		37,561
Lockheed Martin Corp.
335,000	5.250	01/15/33		344,799
Northrop Grumman Corp.
200,000	4.700	03/15/33		194,075
40,000	4.030	10/15/47		32,889

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Aerospace & Defense – (continued)
RTX Corp.
$200,000	3.950%		08/16/25	$194,523
100,000	2.375		03/15/32	80,562
30,000	4.450		11/16/38	26,541
60,000	4.875		10/15/40	55,032
400,000	2.820		09/01/51	250,296
Textron, Inc.
80,000	3.000		06/01/30	69,278

				2,720,233

Banks – 3.9%
American Express Co.
80,000	3.625		12/05/24	77,843
400,000	3.950		08/01/25	388,106
Bank of America Corp.
(SOFR + 0.690%)
425,000	0.976	(b)	04/22/25	410,952
(SOFR + 0.960%)
300,000	1.734	(b)	07/22/27	268,549
(3M U.S. T-Bill MMY + 1.302%)
200,000	3.419	(b)	12/20/28	183,442
(SOFR + 2.150%)
180,000	2.592	(b)	04/29/31	149,202
(US 5 Year CMT T-Note + 1.200%)
200,000	2.482	(b)	09/21/36	152,429
(3M U.S. T-Bill MMY + 2.076%)
264,000	4.244	(b)	04/24/38	230,055
100,000	7.750		05/14/38	117,317
Bank of America Corp., Series L
125,000	4.183		11/25/27	118,716
73,000	4.750		04/21/45	65,304
Bank of America Corp., MTN
100,000	3.875		08/01/25	97,360
(SOFR + 1.010%)
100,000	1.197	(b)	10/24/26	90,661
(3M U.S. T-Bill MMY + 1.322%)
80,000	3.559	(b)	04/23/27	75,831
75,000	3.248		10/21/27	69,906
(SOFR + 2.040%)
900,000	4.948	(b)	07/22/28	877,535
(3M U.S. T-Bill MMY + 1.472%)
300,000	3.974	(b)	02/07/30	276,344
(3M U.S. T-Bill MMY + 1.252%)
200,000	2.496	(b)	02/13/31	166,392
(SOFR + 1.530%)
40,000	1.898	(b)	07/23/31	31,553
(SOFR + 1.930%)
700,000	2.676	(b)	06/19/41	483,834
(3M U.S. T-Bill MMY + 3.412%)
300,000	4.083	(b)	03/20/51	242,756
(SOFR + 1.880%)
60,000	2.831	(b)	10/24/51	38,446
Bank of America Corp.(b), Series N
(SOFR + 1.650%)
100,000	3.483		03/13/52	73,063

Corporate Obligations – (continued)
Banks – (continued)
Bank of New York Mellon Corp. (The), MTN
300,000	2.800		05/04/26	282,001
646,000	1.800		07/28/31	507,661
Capital One Financial Corp.(b)
(SOFR + 2.600%)
400,000	5.817		02/01/34	378,646
Charles Schwab Corp. (The)
610,000	3.200		03/02/27	565,642
150,000	2.900		03/03/32	124,161
Citigroup, Inc.
(SOFR + 1.372%)
800,000	4.140	(b)	05/24/25	790,747
(SOFR + 0.765%)
100,000	1.122	(b)	01/28/27	89,368
(3M U.S. T-Bill MMY + 1.825%)
100,000	3.887	(b)	01/10/28	94,512
(SOFR + 1.887%)
300,000	4.658	(b)	05/24/28	292,612
(SOFR + 1.351%)
600,000	3.057	(b)	01/25/33	494,918
(SOFR + 2.086%)
700,000	4.910	(b)	05/24/33	666,987
Citizens Bank NA
400,000	3.750		02/18/26	372,174
Comerica, Inc.
25,000	4.000		02/01/29	21,392
Fifth Third Bancorp
300,000	3.950		03/14/28	276,909
40,000	8.250		03/01/38	45,225
JPMorgan Chase & Co.
(3M U.S. T-Bill MMY + 0.540%)
300,000	0.824	(b)	06/01/25	288,184
(3M U.S. T-Bill MMY + 0.580%)
500,000	0.969	(b)	06/23/25	478,613
(SOFR + 0.490%)
300,000	0.768	(b)	08/09/25	285,211
(3M U.S. T-Bill MMY + 1.585%)
165,000	2.005	(b)	03/13/26	156,053
40,000	7.625		10/15/26	42,539
(SOFR + 0.800%)
100,000	1.045	(b)	11/19/26	90,254
300,000	8.000		04/29/27	327,645
80,000	4.250		10/01/27	77,456
(3M U.S. T-Bill MMY + 1.599%)
400,000	3.782	(b)	02/01/28	377,835
(3M U.S. T-Bill MMY + 1.642%)
50,000	3.540	(b)	05/01/28	46,689
(3M U.S. T-Bill MMY + 1.592%)
40,000	4.452	(b)	12/05/29	38,162
(3M U.S. T-Bill MMY + 1.510%)
90,000	2.739	(b)	10/15/30	77,168
(3M U.S. T-Bill MMY + 3.790%)
342,000	4.493	(b)	03/24/31	324,211
(3M U.S. T-Bill MMY + 1.105%)
25,000	1.764	(b)	11/19/31	19,574

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(SOFR + 1.180%)
$300,000	2.545	%(b)	11/08/32	$242,322
(3M U.S. T-Bill MMY + 1.622%)
152,000	3.882	(b)	07/24/38	127,909
15,000	5.400		01/06/42	14,965
40,000	4.850		02/01/44	37,394
(3M U.S. T-Bill MMY + 1.642%)
40,000	3.964	(b)	11/15/48	31,685
(SOFR + 2.440%)
660,000	3.109	(b)	04/22/51	449,920
KeyCorp, MTN
120,000	4.100		04/30/28	107,323
80,000	2.550		10/01/29	64,038
(SOFRINDX + 2.060%)
250,000	4.789	(b)	06/01/33	215,184
M&T Bank Corp.(b)
(SOFR + 1.850%)
400,000	5.053		01/27/34	364,227
Manufacturers & Traders Trust Co.
280,000	3.400		08/17/27	251,095
Northern Trust Corp.
315,000	3.950		10/30/25	305,061
56,000	3.650		08/03/28	52,612
135,000	3.150		05/03/29	122,687
PNC Bank NA
300,000	2.700		10/22/29	250,642
PNC Financial Services Group, Inc. (The)
290,000	3.450		04/23/29	262,024
State Street Corp.
(SOFR + 0.560%)
40,000	1.684	(b)	11/18/27	36,022
(3M U.S. T-Bill MMY + 1.292%)
50,000	4.141	(b)	12/03/29	47,994
100,000	2.200		03/03/31	79,634
(SOFR + 1.490%)
40,000	3.031	(b)	11/01/34	34,475
Synchrony Financial
150,000	3.950		12/01/27	134,345
100,000	2.875		10/28/31	73,920
Truist Financial Corp., MTN
(SOFR + 1.626%)
400,000	5.900	(b)	10/28/26	400,585
80,000	3.875		03/19/29	71,105
US Bancorp, MTN
80,000	3.900		04/26/28	75,124
80,000	3.000		07/30/29	68,667
40,000	1.375		07/22/30	30,338
US Bancorp, Series V
300,000	2.375		07/22/26	276,459
US Bancorp, Series X
150,000	3.150		04/27/27	139,007
US Bank NA
300,000	2.050		01/21/25	285,855
Wells Fargo & Co.
(SOFR + 2.000%)
300,000	2.188	(b)	04/30/26	282,279

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co. – (continued)
400,000	3.000		10/23/26	370,654
128,000	5.606		01/15/44	120,357
60,000	3.900		05/01/45	46,919
Wells Fargo & Co., MTN
(3M U.S. T-Bill MMY + 1.572%)
50,000	3.584	(b)	05/22/28	46,444
25,000	4.150		01/24/29	23,560
(3M U.S. T-Bill MMY + 1.262%)
400,000	2.572	(b)	02/11/31	334,373
(3M U.S. T-Bill MMY + 4.032%)
340,000	4.478	(b)	04/04/31	318,769
290,000	4.750		12/07/46	240,657
Wells Fargo Bank NA
300,000	6.600		01/15/38	317,524

				19,072,299

Basic Industry – 0.2%
CF Industries, Inc.
100,000	5.150		03/15/34	94,438
100,000	5.375		03/15/44	88,510
Dow Chemical Co. (The)
60,000	3.600		11/15/50	42,855
DuPont de Nemours, Inc.
400,000	5.419		11/15/48	387,630
FMC Corp.
102,000	4.500		10/01/49	76,098
Linde, Inc.
85,000	1.100		08/10/30	66,841
LYB International Finance III LLC
40,000	2.250		10/01/30	32,386
180,000	3.625		04/01/51	121,604
Sherwin-Williams Co. (The)
200,000	3.450		06/01/27	188,056

				1,098,418

Brokerage – 0.3%
Affiliated Managers Group, Inc.
130,000	3.300		06/15/30	109,596
CME Group, Inc.
375,000	3.000		03/15/25	362,049
Intercontinental Exchange, Inc.
185,000	2.100		06/15/30	152,620
482,000	4.600		03/15/33	460,966
Jefferies Financial Group, Inc.
40,000	4.850		01/15/27	38,956
40,000	4.150		01/23/30	35,963
200,000	6.250		01/15/36	203,023
20,000	6.500		01/20/43	20,017

				1,383,190

Capital Goods – 0.6%
3M Co.
250,000	3.050		04/15/30	224,134
Carrier Global Corp.
100,000	3.577		04/05/50	71,828

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Caterpillar Financial Services Corp., MTN
$400,000	3.400%	05/13/25	$387,741
Caterpillar, Inc.
50,000	3.803	08/15/42	42,528
230,000	3.250	04/09/50	175,100
CNH Industrial Capital LLC
50,000	1.450	07/15/26	44,780
Cummins, Inc.
111,000	2.600	09/01/50	68,350
Deere & Co.
25,000	3.900	06/09/42	21,934
40,000	2.875	09/07/49	28,799
25,000	3.750	04/15/50	21,407
Emerson Electric Co.
45,000	1.950	10/15/30	37,029
15,000	6.000	08/15/32	15,838
Fortive Corp.
15,000	4.300	06/15/46	11,665
Honeywell International, Inc.
100,000	2.700	08/15/29	88,990
188,000	1.950	06/01/30	156,411
Illinois Tool Works, Inc.
115,000	3.900	09/01/42	98,703
John Deere Capital Corp., MTN
300,000	4.750	01/20/28	298,868
35,000	2.800	07/18/29	31,529
80,000	2.450	01/09/30	69,686
Leggett & Platt, Inc.
80,000	4.400	03/15/29	75,548
100,000	3.500	11/15/51	69,025
Otis Worldwide Corp.
60,000	2.293	04/05/27	54,485
Republic Services, Inc.
150,000	2.375	03/15/33	119,444
Trane Technologies Luxembourg Finance SA
50,000	3.800	03/21/29	46,499
Waste Management, Inc.
50,000	0.750	11/15/25	45,473
50,000	2.500	11/15/50	30,705
Westinghouse Air Brake Technologies Corp.
133,000	3.450	11/15/26	125,216
415,000	4.950	09/15/28	400,702
WW Grainger, Inc.
100,000	1.850	02/15/25	94,923
60,000	4.600	06/15/45	55,078
100,000	3.750	05/15/46	79,922
Xylem, Inc.
15,000	3.250	11/01/26	14,120

			3,106,460

Communications – 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital
190,000	4.908	07/23/25	186,677
140,000	3.750	02/15/28	128,218
82,000	4.200	03/15/28	76,462

Corporate Obligations – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital – (continued)
90,000	5.050	03/30/29	85,664
40,000	2.800	04/01/31	32,187
130,000	6.384	10/23/35	126,073
300,000	5.375	04/01/38	253,556
240,000	6.484	10/23/45	220,414
60,000	5.750	04/01/48	50,673
40,000	5.125	07/01/49	30,729
40,000	6.834	10/23/55	37,204
100,000	3.850	04/01/61	59,845
60,000	4.400	12/01/61	39,481
Comcast Corp.
500,000	3.950	10/15/25	487,252
500,000	4.250	01/15/33	469,127
300,000	2.887	11/01/51	192,807
400,000	5.350	05/15/53	393,008
Meta Platforms, Inc.
200,000	5.600	05/15/53	201,305
Omnicom Group, Inc.
511,000	2.450	04/30/30	423,734
80,000	4.200	06/01/30	73,927
Time Warner Cable Enterprises LLC
115,000	8.375	07/15/33	128,085
Time Warner Cable LLC
115,000	6.750	06/15/39	111,399
15,000	5.875	11/15/40	13,059
15,000	5.500	09/01/41	12,301
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	13,137
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	12,569
TWDC Enterprises 18 Corp., MTN
250,000	2.950	06/15/27	234,150
Walt Disney Co. (The)
400,000	1.750	08/30/24	385,745
80,000	2.000	09/01/29	67,840
80,000	3.800	03/22/30	74,690
90,000	3.500	05/13/40	71,866
15,000	4.750	09/15/44	13,586
50,000	3.600	01/13/51	37,684

			4,744,454

Consumer Cyclical – 1.8%
Amazon.com, Inc.
500,000	3.300	04/13/27	476,064
250,000	3.150	08/22/27	235,288
100,000	2.100	05/12/31	82,943
80,000	4.050	08/22/47	69,268
15,000	2.500	06/03/50	9,607
200,000	3.950	04/13/52	167,505
75,000	4.250	08/22/57	65,006
50,000	2.700	06/03/60	30,956
Booking Holdings, Inc.
200,000	4.625	04/13/30	195,708
Costco Wholesale Corp.
40,000	3.000	05/18/27	37,787

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
DR Horton, Inc.
$80,000	2.500%	10/15/24	$77,092
90,000	2.600	10/15/25	84,747
100,000	1.400	10/15/27	85,735
eBay, Inc.
200,000	6.300	11/22/32	210,555
General Motors Co.
400,000	5.600	10/15/32	385,624
General Motors Financial Co., Inc.
500,000	6.050	10/10/25	501,233
Home Depot, Inc. (The)
250,000	2.800	09/14/27	232,265
300,000	4.500	09/15/32	292,987
237,000	3.125	12/15/49	166,313
300,000	3.625	04/15/52	227,964
Las Vegas Sands Corp.
473,000	3.900	08/08/29	416,994
Lowe’s Cos., Inc.
400,000	5.150	07/01/33	395,543
200,000	5.625	04/15/53	194,795
Marriott International, Inc., Series EE
200,000	5.750	05/01/25	200,307
Marriott International, Inc., Series FF
200,000	4.625	06/15/30	189,909
Mastercard, Inc.
60,000	2.000	03/03/25	57,352
15,000	3.300	03/26/27	14,279
100,000	3.950	02/26/48	85,159
50,000	3.850	03/26/50	41,540
McDonald’s Corp., MTN
200,000	3.500	07/01/27	190,283
45,000	4.700	12/09/35	42,895
60,000	4.450	09/01/48	52,136
200,000	5.150	09/09/52	192,200
MDC Holdings, Inc.
434,000	2.500	01/15/31	337,978
40,000	6.000	01/15/43	34,800
NIKE, Inc.
20,000	3.375	03/27/50	15,486
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30	74,962
PulteGroup, Inc.
264,000	6.375	05/15/33	273,734
Starbucks Corp.
250,000	3.800	08/15/25	243,160
30,000	3.750	12/01/47	22,875
Tapestry, Inc.
33,000	4.125	07/15/27	30,645
Target Corp.
550,000	2.250	04/15/25	525,262
Toyota Motor Credit Corp.
100,000	0.625	09/13/24	95,138
40,000	3.650	01/08/29	37,697
Toyota Motor Credit Corp., MTN
300,000	0.800	01/09/26	271,738
100,000	1.150	08/13/27	86,518
80,000	3.375	04/01/30	72,857

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Visa, Inc.
40,000	1.900	04/15/27	36,247
135,000	0.750	08/15/27	116,716
405,000	2.750	09/15/27	375,944
40,000	4.300	12/14/45	36,128
Walmart, Inc.
340,000	2.850	07/08/24	332,364
100,000	7.550	02/15/30	115,840
200,000	2.650	09/22/51	135,049
Western Union Co. (The)
50,000	1.350	03/15/26	44,703

			9,023,880

Consumer Noncyclical – 1.7%
Abbott Laboratories
60,000	3.875	09/15/25	58,639
150,000	4.750	11/30/36	149,153
100,000	6.000	04/01/39	109,192
40,000	4.750	04/15/43	38,111
AbbVie, Inc.
600,000	2.950	11/21/26	561,786
100,000	4.625	10/01/42	88,981
200,000	4.400	11/06/42	174,351
200,000	4.700	05/14/45	179,514
150,000	4.250	11/21/49	127,055
Agilent Technologies, Inc.
100,000	2.750	09/15/29	87,609
Altria Group, Inc.
115,000	3.400	05/06/30	100,841
40,000	4.500	05/02/43	31,237
40,000	5.375	01/31/44	37,172
75,000	3.875	09/16/46	51,678
150,000	5.950	02/14/49	139,720
55,000	4.450	05/06/50	40,872
Amgen, Inc.
200,000	2.600	08/19/26	186,122
200,000	2.200	02/21/27	182,025
500,000	5.250	03/02/33	496,706
400,000	5.600	03/02/43	394,867
200,000	4.663	06/15/51	171,738
Baxter International, Inc.
50,000	4.500	06/15/43	39,020
Bristol-Myers Squibb Co.
300,000	0.750	11/13/25	273,684
300,000	3.200	06/15/26	286,765
50,000	3.250	02/27/27	47,922
500,000	3.550	03/15/42	399,412
Centene Corp.
400,000	4.250	12/15/27	376,000
Elevance Health, Inc.
300,000	5.500	10/15/32	306,302
Eli Lilly & Co.
15,000	3.100	05/15/27	14,227
102,000	3.375	03/15/29	95,309
160,000	3.950	03/15/49	137,937
Equifax, Inc.
40,000	3.250	06/01/26	37,447
100,000	2.350	09/15/31	78,383

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Gilead Sciences, Inc.
$479,000	2.800%	10/01/50	$309,750
Kroger Co. (The)
25,000	3.875	10/15/46	18,752
Medtronic, Inc.
50,000	4.375	03/15/35	47,222
Merck & Co., Inc.
150,000	1.700	06/10/27	134,445
100,000	3.600	09/15/42	81,708
250,000	3.700	02/10/45	204,155
Mylan, Inc.
210,000	5.400	11/29/43	174,209
135,000	5.200	04/15/48	105,026
Pfizer Investment Enterprises Pte Ltd.
400,000	4.450	05/19/28	391,286
300,000	5.300	05/19/53	300,014
Pfizer, Inc.
290,000	0.800	05/28/25	269,165
245,000	4.000	12/15/36	221,894
10,000	4.100	09/15/38	8,937
40,000	2.700	05/28/50	27,061
Royalty Pharma PLC
200,000	1.750	09/02/27	173,423
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46	59,707
Viatris, Inc.
150,000	2.700	06/22/30	122,201
15,000	4.000	06/22/50	9,904
Walgreens Boots Alliance, Inc.
40,000	4.800	11/18/44	31,306
15,000	4.650	06/01/46	11,572
Wyeth LLC
10,000	6.500	02/01/34	11,156

			8,212,670

Consumer Products – 0.3%
Clorox Co. (The)
347,000	4.600	05/01/32	336,473
Colgate-Palmolive Co., MTN
40,000	4.000	08/15/45	35,418
15,000	3.700	08/01/47	12,622
Haleon US Capital LLC
250,000	4.000	03/24/52	199,895
Kimberly-Clark Corp.
475,000	6.625	08/01/37	546,570
Procter & Gamble Co. (The)
40,000	0.550	10/29/25	36,438
40,000	1.000	04/23/26	36,382
300,000	2.450	11/03/26	280,862
15,000	2.850	08/11/27	14,060

			1,498,720

Electric – 2.0%
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30	11,791
Alabama Power Co., Series A
100,000	4.300	07/15/48	81,892

Corporate Obligations – (continued)
Electric – (continued)
Atmos Energy Corp.
100,000	2.850	02/15/52	64,666
100,000	5.750	10/15/52	103,970
Berkshire Hathaway Energy Co.
400,000	4.050	04/15/25	391,722
300,000	4.600	05/01/53	248,024
Black Hills Corp.
20,000	2.500	06/15/30	16,431
Cleco Corporate Holdings LLC
80,000	3.375	09/15/29	67,860
Cleco Power LLC
15,000	6.000	12/01/40	14,259
Commonwealth Edison Co.
300,000	3.650	06/15/46	225,526
Commonwealth Edison Co., Series 123
40,000	3.750	08/15/47	30,463
Consolidated Edison Co. of New York, Inc.
170,000	3.850	06/15/46	129,616
40,000	4.625	12/01/54	33,812
100,000	4.500	05/15/58	81,433
Consolidated Edison Co. of New York, Inc., Series 08-B
10,000	6.750	04/01/38	11,009
Consolidated Edison Co. of New York, Inc., Series 12-A
40,000	4.200	03/15/42	33,280
Consolidated Edison Co. of New York, Inc., Series A
15,000	4.125	05/15/49	11,883
Dominion Energy, Inc.
80,000	4.250	06/01/28	76,316
Dominion Energy, Inc., Series C
300,000	3.375	04/01/30	265,203
DTE Electric Co.
150,000	3.950	06/15/42	117,627
15,000	3.700	03/15/45	11,476
DTE Electric Co., Series A
40,000	4.000	04/01/43	32,331
DTE Energy Co.(c), Series C
60,000	2.529	10/01/24	57,936
Duke Energy Carolinas LLC
350,000	3.700	12/01/47	263,568
50,000	3.950	03/15/48	39,221
Duke Energy Corp.
300,000	3.750	09/01/46	219,036
Duke Energy Florida LLC
25,000	3.400	10/01/46	17,924
Duke Energy Indiana LLC
50,000	6.350	08/15/38	53,231
40,000	6.450	04/01/39	42,139
Duke Energy Progress LLC
100,000	3.450	03/15/29	91,863
200,000	6.300	04/01/38	210,110
15,000	4.100	05/15/42	12,246
Edison International
485,000	5.750	06/15/27	485,949
Entergy Corp.
50,000	2.800	06/15/30	42,062

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Entergy Louisiana LLC
$250,000	0.950%	10/01/24	$237,110
230,000	4.200	04/01/50	183,227
Evergy Kansas Central, Inc.
40,000	4.250	12/01/45	32,192
50,000	5.700	03/15/53	49,736
Evergy Metro, Inc.
200,000	4.200	03/15/48	162,838
Evergy Metro, Inc., Series 2019
15,000	4.125	04/01/49	11,841
Eversource Energy
60,000	3.450	01/15/50	42,092
Exelon Corp.
100,000	4.450	04/15/46	82,460
Florida Power & Light Co.
80,000	4.950	06/01/35	78,220
275,000	5.950	02/01/38	289,027
50,000	5.960	04/01/39	52,388
100,000	5.690	03/01/40	102,299
15,000	4.125	02/01/42	12,718
140,000	4.050	10/01/44	116,405
100,000	2.875	12/04/51	64,878
Georgia Power Co., Series B
400,000	2.650	09/15/29	344,722
15,000	3.700	01/30/50	11,083
Gulf Power Co., Series A
300,000	3.300	05/30/27	281,926
Interstate Power and Light Co.
200,000	2.300	06/01/30	164,144
40,000	3.500	09/30/49	28,029
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30	33,803
100,000	2.750	04/15/32	82,160
300,000	4.023	11/01/32	272,499
Northern States Power Co.
200,000	4.500	06/01/52	172,498
NSTAR Electric Co.
15,000	3.200	05/15/27	14,001
100,000	3.950	04/01/30	93,106
Oncor Electric Delivery Co. LLC
250,000	3.100	09/15/49	170,815
Pacific Gas and Electric Co.
100,000	3.450	07/01/25	95,007
200,000	2.100	08/01/27	172,982
210,000	4.300	03/15/45	146,424
150,000	4.000	12/01/46	99,240
PECO Energy Co.
100,000	4.800	10/15/43	87,889
PPL Capital Funding, Inc.
25,000	5.000	03/15/44	20,710
Public Service Electric and Gas Co., MTN
100,000	1.900	08/15/31	79,875
300,000	3.800	03/01/46	236,280
100,000	3.000	03/01/51	66,916
Public Service Enterprise Group, Inc.
40,000	2.450	11/15/31	32,218

Corporate Obligations – (continued)
Electric – (continued)
Puget Sound Energy, Inc.
205,000	4.223	06/15/48	166,511
Sempra
400,000	3.800	02/01/38	325,499
100,000	4.000	02/01/48	76,168
Southern California Edison Co.
40,000	2.850	08/01/29	35,094
200,000	5.700	03/01/53	193,953
Southern Co. (The)
110,000	5.113	08/01/27	108,784
250,000	4.400	07/01/46	205,039
Southern Co. (The)(b), Series 21-A
(US 5 Year CMT T-Note + 2.915%)
100,000	3.750	09/15/51	86,400
Southern Co. Gas Capital Corp.
15,000	3.950	10/01/46	11,169
100,000	4.400	05/30/47	80,645
Tucson Electric Power Co.
300,000	4.850	12/01/48	257,169
Virginia Electric and Power Co., Series A
100,000	3.500	03/15/27	94,458
Virginia Electric and Power Co., Series B
100,000	6.000	01/15/36	103,316
Virginia Electric and Power Co., Series C
150,000	4.000	11/15/46	114,879
Xcel Energy, Inc.
400,000	1.750	03/15/27	353,126

			10,031,843

Energy – 1.5%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
185,000	4.080	12/15/47	146,924
Boardwalk Pipelines LP
100,000	4.800	05/03/29	95,209
BP Capital Markets America, Inc.
300,000	4.234	11/06/28	289,841
Cheniere Corpus Christi Holdings LLC
80,000	5.875	03/31/25	79,800
40,000	5.125	06/30/27	39,550
300,000	2.742	12/31/39	232,416
Chevron Corp.
300,000	3.326	11/17/25	291,287
Chevron USA, Inc.
200,000	2.343	08/12/50	121,253
ConocoPhillips Co.
250,000	3.758	03/15/42	203,131
Devon Energy Corp.
9,000	4.500	01/15/30	8,414
Energy Transfer LP
140,000	3.750	05/15/30	125,348
75,000	6.125	12/15/45	69,966
225,000	5.300	04/15/47	191,390
55,000	6.250	04/15/49	52,488
Enterprise Products Operating LLC
100,000	2.800	01/31/30	86,833
160,000	4.850	08/15/42	143,718

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Enterprise Products Operating LLC – (continued)
$100,000	4.800%		02/01/49	$87,713
60,000	4.200		01/31/50	48,011
15,000	3.950		01/31/60	11,009
Enterprise Products Operating LLC, Series D
80,000	6.875		03/01/33	88,563
EOG Resources, Inc.
60,000	3.900		04/01/35	52,727
Exxon Mobil Corp.
75,000	2.709		03/06/25	72,349
200,000	2.275		08/16/26	186,543
200,000	4.227		03/19/40	178,197
Halliburton Co.
50,000	5.000		11/15/45	45,158
Hess Corp.
120,000	4.300		04/01/27	115,649
55,000	6.000		01/15/40	53,859
75,000	5.600		02/15/41	70,485
100,000	5.800		04/01/47	95,561
Kinder Morgan Energy Partners LP
300,000	7.300		08/15/33	326,032
Kinder Morgan, Inc.
40,000	4.300		06/01/25	39,151
56,000	2.000		02/15/31	44,106
200,000	5.200		03/01/48	172,425
Magellan Midstream Partners LP
300,000	4.200		10/03/47	220,921
MPLX LP
100,000	4.875		12/01/24	98,839
200,000	1.750		03/01/26	182,289
476,000	2.650		08/15/30	395,627
140,000	4.700		04/15/48	112,441
100,000	5.500		02/15/49	89,049
NOV, Inc.
15,000	3.950		12/01/42	10,943
Occidental Petroleum Corp.
50,000	5.550		03/15/26	49,620
350,000	0.000	(d)	10/10/36	183,461
ONEOK Partners LP
15,000	6.650		10/01/36	15,442
ONEOK, Inc.
80,000	2.200		09/15/25	74,592
100,000	3.400		09/01/29	88,033
25,000	6.350		01/15/31	25,570
140,000	5.200		07/15/48	120,206
Ovintiv, Inc.
40,000	7.375		11/01/31	42,540
65,000	6.500		08/15/34	65,804
Phillips 66 Co.
250,000	3.550		10/01/26	236,666
Plains All American Pipeline LP / PAA Finance Corp.
90,000	3.600		11/01/24	87,675
50,000	4.650		10/15/25	48,814
40,000	4.500		12/15/26	38,715
92,000	3.550		12/15/29	80,905
35,000	6.700		05/15/36	34,170
40,000	6.650		01/15/37	40,519
15,000	4.700		06/15/44	11,676

Corporate Obligations – (continued)
Energy – (continued)
Sabine Pass Liquefaction LLC
110,000	5.625		03/01/25	109,656
120,000	4.200		03/15/28	113,850
15,000	4.500		05/15/30	14,138
Spectra Energy Partners LP
125,000	3.375		10/15/26	117,707
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400		08/15/41	46,833
40,000	3.950		05/15/50	29,875
Valero Energy Corp.
200,000	3.400		09/15/26	188,697
15,000	4.900		03/15/45	12,957
60,000	3.650		12/01/51	41,152
Williams Cos., Inc. (The)
200,000	3.750		06/15/27	188,332
15,000	6.300		04/15/40	15,341
140,000	4.900		01/15/45	118,163
XTO Energy, Inc.
50,000	6.750		08/01/37	56,036

				7,272,360

Financial Company – 0.2%
Air Lease Corp.
300,000	2.200		01/15/27	267,897
Blackstone Private Credit Fund
150,000	3.250		03/15/27	130,698
GE Capital Funding LLC
300,000	4.550		05/15/32	286,488
GE Capital International Funding Co. Unlimited
200,000	4.418		11/15/35	185,288

				870,371

Food and Beverage – 0.6%
Coca-Cola Co. (The)
155,000	1.750		09/06/24	149,441
50,000	2.250		01/05/32	41,919
593,000	3.000		03/05/51	429,015
Conagra Brands, Inc.
100,000	1.375		11/01/27	84,976
Constellation Brands, Inc.
40,000	3.150		08/01/29	35,741
291,000	4.750		05/09/32	279,351
Hershey Co. (The)
40,000	3.375		08/15/46	29,583
100,000	3.125		11/15/49	71,396
J M Smucker Co. (The)
40,000	2.125		03/15/32	31,720
15,000	4.375		03/15/45	12,515
100,000	3.550		03/15/50	70,153
Kellogg Co.
100,000	4.500		04/01/46	85,919
Keurig Dr Pepper, Inc.
100,000	4.420		12/15/46	83,341
100,000	4.500		04/15/52	84,852
Kraft Heinz Foods Co.
159,000	3.000		06/01/26	149,842
40,000	3.875		05/15/27	38,145

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Kraft Heinz Foods Co. – (continued)
$80,000	3.750%		04/01/30	$73,289
22,000	5.000		07/15/35	21,379
285,000	5.200		07/15/45	261,287
110,000	4.375		06/01/46	90,755
40,000	4.875		10/01/49	35,595
Molson Coors Beverage Co.
120,000	4.200		07/15/46	95,096
PepsiCo, Inc.
300,000	3.500		07/17/25	291,778
146,000	2.750		03/19/30	129,998
160,000	4.600		07/17/45	146,822
200,000	4.650		02/15/53	191,682
Sysco Corp.
80,000	2.400		02/15/30	67,668

				3,083,258

Healthcare – 0.9%
Aetna, Inc.
40,000	4.750		03/15/44	34,332
Bio-Rad Laboratories, Inc.
100,000	3.700		03/15/32	87,525
Cigna Group (The)
400,000	4.375		10/15/28	386,098
CVS Health Corp.
200,000	3.250		08/15/29	178,979
250,000	3.750		04/01/30	227,403
76,000	1.750		08/21/30	60,449
280,000	4.780		03/25/38	251,952
370,000	5.050		03/25/48	325,888
100,000	4.250		04/01/50	79,193
Elevance Health, Inc.
150,000	2.550		03/15/31	125,500
15,000	4.650		08/15/44	13,104
40,000	4.850		08/15/54	33,848
Evernorth Health, Inc.
120,000	4.500		02/25/26	117,698
HCA, Inc.
70,000	5.875		02/15/26	70,175
46,000	5.250		06/15/26	45,425
90,000	5.375		09/01/26	89,550
40,000	4.500		02/15/27	38,625
25,000	5.625		09/01/28	24,969
785,000	5.875		02/01/29	787,944
75,000	4.125		06/15/29	69,309
50,000	3.500		09/01/30	43,654
40,000	5.500		06/15/47	36,225
Humana, Inc.
100,000	2.150		02/03/32	78,576
McKesson Corp.
200,000	3.950		02/16/28	190,887
Quest Diagnostics, Inc.
100,000	2.800		06/30/31	84,952
UnitedHealth Group, Inc.
250,000	4.625		07/15/35	242,078
250,000	4.750		07/15/45	233,428

Corporate Obligations – (continued)
Healthcare – (continued)
UnitedHealth Group, Inc. – (continued)
450,000	3.750		10/15/47	355,834
25,000	2.900		05/15/50	16,648
300,000	5.200		04/15/63	286,957

				4,617,205

Insurance – 0.8%
Allstate Corp. (The)
120,000	3.850		08/10/49	89,881
American International Group, Inc.
50,000	3.900		04/01/26	48,278
100,000	4.750		04/01/48	88,294
American International Group, Inc.(b), Series A-9
(3M USD LIBOR + 2.868%)
140,000	5.750		04/01/48	135,711
Aon Global Ltd.
100,000	4.600		06/14/44	85,991
Arch Capital Group Ltd.
90,000	3.635		06/30/50	64,729
Arch Capital Group US, Inc.
40,000	5.144		11/01/43	35,442
Assurant, Inc.
100,000	2.650		01/15/32	75,109
AXIS Specialty Finance LLC
40,000	3.900		07/15/29	36,291
Berkshire Hathaway Finance Corp.
150,000	4.250		01/15/49	131,733
Berkshire Hathaway, Inc.
350,000	3.125		03/15/26	335,602
Brighthouse Financial, Inc.
40,000	5.625		05/15/30	38,588
75,000	4.700		06/22/47	56,054
Chubb INA Holdings, Inc.
150,000	3.350		05/03/26	143,873
100,000	1.375		09/15/30	78,673
CNO Financial Group, Inc.
200,000	5.250		05/30/29	190,500
Fidelity National Financial, Inc.
230,000	3.400		06/15/30	199,678
Hartford Financial Services Group, Inc. (The)
30,000	3.600		08/19/49	21,921
Jackson Financial, Inc.
100,000	3.125		11/23/31	78,604
Marsh & McLennan Cos., Inc.
80,000	3.500		06/03/24	78,536
100,000	2.375		12/15/31	81,532
100,000	4.350		01/30/47	84,446
MetLife, Inc.
15,000	4.125		08/13/42	12,384
80,000	4.600		05/13/46	69,902
PartnerRe Finance B LLC
150,000	3.700		07/02/29	135,875
(US 5 Year CMT T-Note + 3.815%)
300,000	4.500	(b)	10/01/50	252,345
Progressive Corp. (The)
100,000	4.125		04/15/47	83,092

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Prudential Financial, Inc.
$40,000	3.935%	12/07/49	$30,895
Prudential Financial, Inc., MTN
15,000	6.625	06/21/40	16,205
50,000	4.600	05/15/44	44,044
120,000	4.418	03/27/48	101,444
15,000	4.350	02/25/50	12,490
60,000	3.700	03/13/51	44,667
Radian Group, Inc.
250,000	4.500	10/01/24	243,125
Reinsurance Group of America, Inc.
430,000	3.900	05/15/29	392,208
Travelers Cos., Inc. (The)
150,000	3.750	05/15/46	116,070
Voya Financial, Inc.(b)
(3M USD LIBOR + 2.084%)
40,000	4.700	01/23/48	32,364
W R Berkley Corp.
40,000	4.750	08/01/44	34,223
Willis North America, Inc.
200,000	5.050	09/15/48	167,372

			3,968,171

Metals – 0.1%
Nucor Corp.
500,000	3.950	05/23/25	486,792
Steel Dynamics, Inc.
80,000	3.450	04/15/30	71,400
145,000	3.250	01/15/31	126,875

			685,067

REITs and Real Estate – 0.7%
Alexandria Real Estate Equities, Inc.
100,000	3.375	08/15/31	86,290
Brandywine Operating Partnership LP
100,000	3.950	11/15/27	82,506
CBRE Services, Inc.
129,000	2.500	04/01/31	103,540
Corporate Office Properties LP
490,000	2.750	04/15/31	378,720
Digital Realty Trust LP
40,000	3.700	08/15/27	37,324
Equinix, Inc.
95,000	3.000	07/15/50	59,713
Extra Space Storage LP
140,000	2.400	10/15/31	109,894
GLP Capital LP / GLP Financing II, Inc.
50,000	3.350	09/01/24	48,532
90,000	5.250	06/01/25	88,642
40,000	5.750	06/01/28	38,878
255,000	4.000	01/15/30	222,128
72,000	4.000	01/15/31	61,738
Healthcare Realty Holdings LP
410,000	2.000	03/15/31	316,588
Mid-America Apartments LP
100,000	2.875	09/15/51	63,055

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Prologis LP
80,000	4.000	09/15/28	76,096
200,000	2.250	04/15/30	167,935
40,000	1.250	10/15/30	30,729
120,000	2.125	10/15/50	64,910
Public Storage Operating Co.
60,000	3.094	09/15/27	55,943
Realty Income Corp.
200,000	5.625	10/13/32	200,473
Sabra Health Care LP
85,000	5.125	08/15/26	82,256
100,000	3.200	12/01/31	76,528
Simon Property Group LP
200,000	2.450	09/13/29	168,692
100,000	2.200	02/01/31	79,807
10,000	6.750	02/01/40	10,728
250,000	5.850	03/08/53	244,958
UDR, Inc., MTN
100,000	1.900	03/15/33	73,111
Vornado Realty LP
220,000	3.500	01/15/25	208,321
Welltower OP LLC
200,000	4.000	06/01/25	193,941
200,000	4.250	04/15/28	189,651

			3,621,627

Revenue – 0.1%
California Institute of Technology
15,000	3.650	09/01/19	9,804
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675	09/01/41	10,413
Stanford Health Care
100,000	3.027	08/15/51	67,857
University of Chicago (The), Series 20B
40,000	2.761	04/01/45	29,836
Yale University, Series 2020
190,000	1.482	04/15/30	155,876
80,000	2.402	04/15/50	50,207

			323,993

Software – 0.4%
Oracle Corp.
800,000	2.300	03/25/28	705,524
500,000	4.900	02/06/33	478,517
300,000	3.600	04/01/40	227,607
500,000	4.000	07/15/46	375,459
Salesforce, Inc.
20,000	2.900	07/15/51	13,387

			1,800,494

Technology – 1.5%
Adobe, Inc.
40,000	2.300	02/01/30	34,712
Alphabet, Inc.
150,000	2.250	08/15/60	87,753
Apple, Inc.
90,000	3.450	05/06/24	88,855

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Apple, Inc. – (continued)
$400,000	1.800%		09/11/24	$385,876
50,000	3.200		05/13/25	48,542
200,000	4.421		05/08/26	198,250
230,000	2.450		08/04/26	215,157
15,000	3.350		02/09/27	14,321
15,000	3.200		05/11/27	14,248
60,000	2.900		09/12/27	56,235
40,000	1.650		02/08/31	32,887
45,000	4.500		02/23/36	45,022
80,000	3.850		05/04/43	69,443
80,000	4.450		05/06/44	76,382
100,000	3.450		02/09/45	80,940
300,000	4.650		02/23/46	287,001
50,000	4.250		02/09/47	45,842
50,000	3.750		11/13/47	41,590
300,000	2.650		02/08/51	199,498
160,000	2.550		08/20/60	100,571
Applied Materials, Inc.
125,000	3.900		10/01/25	121,924
256,000	3.300		04/01/27	243,289
Broadcom, Inc.
300,000	4.110		09/15/28	282,992
90,000	3.469	(e)	04/15/34	73,499
60,000	3.187	(e)	11/15/36	45,293
160,000	3.500	(e)	02/15/41	117,395
Corning, Inc.
125,000	5.350		11/15/48	117,698
45,000	4.375		11/15/57	36,513
Dell International LLC / EMC Corp.
500,000	5.250		02/01/28	499,568
300,000	5.750		02/01/33	300,213
Fiserv, Inc.
235,000	4.400		07/01/49	191,541
Hewlett Packard Enterprise Co.
100,000	6.350		10/15/45	102,577
International Business Machines Corp.
15,000	5.875		11/29/32	15,930
150,000	4.150		05/15/39	128,703
250,000	4.000		06/20/42	205,475
Jabil, Inc.
80,000	3.600		01/15/30	71,723
KLA Corp.
60,000	3.300		03/01/50	43,189
Kyndryl Holdings, Inc.
323,000	2.700		10/15/28	270,266
100,000	3.150		10/15/31	77,233
100,000	4.100		10/15/41	68,386
Lam Research Corp.
40,000	3.125		06/15/60	25,799
Leidos, Inc.
100,000	4.375		05/15/30	92,250
Meta Platforms, Inc.
300,000	4.950		05/15/33	298,553
Microsoft Corp.
65,000	3.300		02/06/27	62,516

Corporate Obligations – (continued)
Technology – (continued)
Microsoft Corp. – (continued)
15,000	3.500		02/12/35	13,672
203,000	4.200		11/03/35	196,198
220,000	4.250		02/06/47	204,727
200,000	4.000		02/12/55	174,278
20,000	2.675		06/01/60	12,834
Motorola Solutions, Inc.
624,000	2.750		05/24/31	506,847
NVIDIA Corp.
250,000	3.500		04/01/50	197,429
QUALCOMM, Inc.
250,000	4.300		05/20/47	217,730
VeriSign, Inc.
350,000	2.700		06/15/31	286,563

				7,425,928

Transportation – 0.4%
Burlington Northern Santa Fe LLC
200,000	5.200		04/15/54	197,248
CSX Corp.
250,000	4.100		11/15/32	235,119
100,000	4.500		11/15/52	87,379
FedEx Corp.
40,000	3.900		02/01/35	34,889
300,000	4.750		11/15/45	258,343
40,000	4.400		01/15/47	32,975
40,000	4.950		10/17/48	35,853
Southwest Airlines Co.
40,000	5.250		05/04/25	39,725
Union Pacific Corp.
40,000	3.700		03/01/29	37,939
70,000	4.050		03/01/46	56,894
10,000	4.500		09/10/48	8,687
80,000	3.799		10/01/51	63,564
60,000	3.839		03/20/60	45,966
15,000	3.750		02/05/70	10,936
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
181,330	2.695		05/12/27	163,954
United Parcel Service, Inc.
500,000	4.875		03/03/33	500,217
40,000	3.625		10/01/42	32,378
15,000	4.250		03/15/49	12,972
15,000	5.300		04/01/50	15,239

				1,870,277

Water – 0.0%
Essential Utilities, Inc.
100,000	3.351		04/15/50	66,558

Wireless – 1.0%
American Tower Corp.
200,000	3.375		10/15/26	187,640
40,000	3.950		03/15/29	36,824
100,000	3.700		10/15/49	69,794
20,000	3.100		06/15/50	12,535
AT&T, Inc.
320,000	2.750		06/01/31	264,419

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
AT&T, Inc. – (continued)
$395,000	2.250%		02/01/32	$308,950
250,000	4.500		05/15/35	221,813
400,000	3.500		06/01/41	292,988
140,000	3.650		06/01/51	96,134
100,000	3.300		02/01/52	65,198
300,000	3.500		09/15/53	197,426
310,000	3.550		09/15/55	201,545
Crown Castle, Inc.
40,000	3.300		07/01/30	34,893
140,000	4.150		07/01/50	106,091
T-Mobile USA, Inc.
400,000	3.750		04/15/27	378,672
300,000	4.950		03/15/28	295,193
400,000	4.500		04/15/50	331,552
100,000	5.650		01/15/53	97,744
Verizon Communications, Inc.
500,000	0.850		11/20/25	454,375
500,000	2.355		03/15/32	395,254
350,000	3.400		03/22/41	260,550
300,000	3.550		03/22/51	210,411
300,000	2.987		10/30/56	179,380
40,000	3.700		03/22/61	27,159

				4,726,540

TOTAL CORPORATE OBLIGATIONS
(Cost $112,194,709)				$101,224,016

U.S. Treasury Bonds – 8.7%(f)
U.S. Treasury Bonds
$950,000	4.500%		02/15/36	$993,348
5,480,000	4.375		02/15/38	5,615,041
7,889,000	3.875		08/15/40	7,492,588
16,791,000	2.500		02/15/45	12,332,046
9,823,000	2.500		05/15/46	7,137,919
13,946,000	2.250		02/15/52	9,416,300

TOTAL U.S. TREASURY BONDS
(Cost $51,763,454)				$42,987,242

Foreign Corporate Debt – 5.1%
Banks – 2.5%
Banco Bilbao Vizcaya Argentaria SA (Spain)
$200,000	1.125%		09/18/25	$182,732
Banco Santander SA (Spain)
200,000	1.849		03/25/26	180,394
200,000	3.800		02/23/28	182,451
Bank of Montreal(b) (Canada)
(5 Year USD Swap + 1.432%)
110,000	3.803		12/15/32	97,213
Bank of Montreal, MTN (Canada)
200,000	2.500		06/28/24	194,554
Bank of Nova Scotia (The) (Canada)
500,000	5.250		06/12/28	495,639

Foreign Corporate Debt – (continued)
Banks – (continued)
Barclays PLC (United Kingdom)
$200,000	4.375%		09/11/24	$196,197
200,000	5.200		05/12/26	194,549
(US 1 Year CMT T-Note + 3.050%)
300,000	7.325	(b)	11/02/26	305,836
(US 1 Year CMT T-Note + 3.000%)
300,000	5.746	(b)	08/09/33	286,980
Deutsche Bank AG(b) (Germany)
(SOFR + 1.318%)
500,000	2.552		01/07/28	443,278
Export-Import Bank of China/The(e) (China)
400,000	3.625		07/31/24	393,136
Export-Import Bank of Korea (South Korea)
340,000	2.625		05/26/26	316,576
300,000	1.250		09/21/30	235,096
300,000	2.500		06/29/41	212,784
HSBC Holdings PLC (United Kingdom)
(SOFR + 3.030%)
500,000	7.336	(b)	11/03/26	512,463
400,000	4.950		03/31/30	384,655
(SOFR + 2.390%)
400,000	6.254	(b)	03/09/34	405,523
(SOFR + 2.650%)
200,000	6.332	(b)	03/09/44	201,699
ING Groep NV (Netherlands)
354,000	4.550		10/02/28	339,635
Korea Development Bank (The) (South Korea)
300,000	0.800		07/19/26	264,135
400,000	4.375		02/15/33	381,310
Landwirtschaftliche Rentenbank (Germany)
15,000	3.125		11/14/23	14,921
70,000	0.875		03/30/26	63,578
Lloyds Banking Group PLC (United Kingdom)
300,000	4.375		03/22/28	283,416
Mitsubishi UFJ Financial Group, Inc. (Japan)
500,000	2.193		02/25/25	473,315
(US 1 Year CMT T-Note + 1.950%)
500,000	5.017	(b)	07/20/28	488,054
(US 1 Year CMT T-Note + 1.970%)
400,000	5.406	(b)	04/19/34	395,334
Mizuho Financial Group, Inc. (Japan)
(US 1 Year CMT T-Note + 0.750%)
200,000	1.554	(b)	07/09/27	177,708
400,000	3.170		09/11/27	366,441
NatWest Group PLC(b) (United Kingdom)
(US 5 Year CMT T-Note + 2.350%)
300,000	3.032		11/28/35	232,456
Royal Bank of Canada (Canada)
285,000	3.875		05/04/32	258,100
Royal Bank of Canada, GMTN (Canada)
300,000	5.200		07/20/26	298,857
Santander UK Group Holdings PLC(b) (United Kingdom)
(SOFR + 1.475%)
340,000	2.896		03/15/32	272,181
Sumitomo Mitsui Financial Group, Inc. (Japan)
400,000	3.364		07/12/27	371,509
400,000	2.930		09/17/41	277,632

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Svensk Exportkredit AB, GMTN (Sweden)
$200,000	0.375%		07/30/24	$190,918
200,000	0.625		05/14/25	185,317
Toronto-Dominion Bank (The)(b) (Canada)
(5 Year USD Swap + 2.205%)
375,000	3.625		09/15/31	350,793
UBS Group AG (Switzerland)
400,000	3.750		03/26/25	386,262
Westpac Banking Corp. (Australia)
200,000	2.850		05/13/26	188,550
75,000	3.350		03/08/27	70,784
40,000	2.150		06/03/31	32,802
(US 5 Year CMT T-Note + 2.000%)
10,000	4.110	(b)	07/24/34	8,762
(US 5 Year CMT T-Note + 1.530%)
100,000	3.020	(b)	11/18/36	76,809
100,000	2.963		11/16/40	64,871
340,000	3.133		11/18/41	222,174

				12,158,379

Brokerage – 0.1%
Brookfield Finance, Inc. (Canada)
150,000	4.350		04/15/30	138,415
15,000	3.500		03/30/51	9,761
Nomura Holdings, Inc. (Japan)
300,000	5.709		01/09/26	298,126

				446,302

Capital Goods – 0.0%
Johnson Controls International PLC
100,000	4.500		02/15/47	84,519

Communications – 0.0%
RELX Capital, Inc. (United Kingdom)
100,000	3.000		05/22/30	87,918

Consumer Cyclical – 0.1%
Honda Motor Co. Ltd. (Japan)
400,000	2.534		03/10/27	367,558

Consumer Noncyclical – 0.4%
Ahold Finance USA LLC (Netherlands)
360,000	6.875		05/01/29	384,645
BAT Capital Corp. (United Kingdom)
400,000	2.789		09/06/24	387,232
100,000	3.462		09/06/29	87,294
80,000	3.984		09/25/50	52,428
140,000	5.650		03/16/52	117,099
BAT International Finance PLC (United Kingdom)
50,000	1.668		03/25/26	45,316
Bayer US Finance II LLC (Germany)
100,000	3.375	(e)	07/15/24	97,788
15,000	4.200	(e)	07/15/34	13,131
50,000	4.400	(e)	07/15/44	39,312
170,000	4.700	(e)	07/15/64	129,857
GlaxoSmithKline Capital, Inc. (United Kingdom)
200,000	6.375		05/15/38	227,620
Reynolds American, Inc. (United Kingdom)
250,000	5.850		08/15/45	216,287

Foreign Corporate Debt – (continued)
Consumer Noncyclical – (continued)
Takeda Pharmaceutical Co., Ltd. (Japan)
250,000	2.050		03/31/30	205,840

				2,003,849

Consumer Products – 0.0%
Unilever Capital Corp. (United Kingdom)
100,000	0.626		08/12/24	95,688

Electric – 0.0%
Emera US Finance LP (Canada)
50,000	4.750		06/15/46	38,972

Energy – 0.6%
BP Capital Markets PLC (United Kingdom)
300,000	3.279		09/19/27	282,489
Canadian Natural Resources Ltd. (Canada)
85,000	6.250		03/15/38	85,661
Canadian Natural Resources Ltd., GMTN (Canada)
100,000	4.950		06/01/47	86,932
Cenovus Energy, Inc. (Canada)
100,000	2.650		01/15/32	80,571
50,000	5.250		06/15/37	45,830
Enbridge, Inc. (Canada)
110,000	3.125		11/15/29	97,078
15,000	5.500		12/01/46	13,806
100,000	3.400		08/01/51	67,007
(3M U.S. T-Bill MMY + 3.903%)
15,000	6.250	(b)	03/01/78	13,893
Equinor ASA (Norway)
140,000	1.750		01/22/26	129,798
40,000	3.625		09/10/28	37,967
210,000	3.125		04/06/30	190,353
210,000	3.700		04/06/50	162,215
Shell International Finance BV (Netherlands)
40,000	2.000		11/07/24	38,470
55,000	3.250		05/11/25	53,263
75,000	4.375		05/11/45	65,061
462,000	4.000		05/10/46	380,430
Suncor Energy, Inc. (Canada)
100,000	4.000		11/15/47	74,685
TotalEnergies Capital International SA (France)
250,000	2.434		01/10/25	240,374
185,000	3.455		02/19/29	172,138
200,000	2.829		01/10/30	177,515
100,000	3.127		05/29/50	69,797
TransCanada PipeLines Ltd. (Canada)
400,000	6.203		03/09/26	399,699
Transcanada Trust(b) (Canada)
(SOFR + 4.416%)
50,000	5.500		09/15/79	42,063

				3,007,095

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
455,000	3.300		01/30/32	369,271

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Food and Beverage – 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
$180,000	4.900%		02/01/46	$167,640
Anheuser-Busch InBev Finance, Inc. (Belgium)
55,000	4.700		02/01/36	52,678
100,000	4.900		02/01/46	93,133
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
300,000	3.500		06/01/30	276,368
46,000	4.375		04/15/38	42,052
40,000	4.600		04/15/48	35,990
40,000	5.550		01/23/49	40,920
300,000	4.500		06/01/50	267,308
90,000	4.750		04/15/58	80,705

				1,056,794

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
400,000	3.375		03/03/31	335,297

Internet – 0.0%
JD.com, Inc. (China)
200,000	3.875		04/29/26	191,481

Lodging – 0.1%
Sands China Ltd. (Macau)
400,000	3.500		08/08/31	322,500

Media – 0.0%
Grupo Televisa SAB (Mexico)
100,000	6.625		03/18/25	100,570

Mining – 0.0%
Southern Copper Corp. (Mexico)
55,000	3.875		04/23/25	53,080
100,000	5.875		04/23/45	97,462
Teck Resources Ltd. (Canada)
40,000	6.250		07/15/41	38,591

				189,133

Multi-National – 0.0%
Inter-American Development Bank, GMTN (Supranational)
300,000	1.750		03/14/25	285,481

Oil Company-Integrated – 0.3%
Petroleos Mexicanos (Mexico)
225,000	6.875		08/04/26	205,011
100,000	5.350		02/12/28	80,230
250,000	5.950		01/28/31	181,286
250,000	10.000	(e)	02/07/33	226,266
140,000	6.950		01/28/60	86,292
QatarEnergy(e) (Qatar)
400,000	3.300		07/12/51	279,724
Saudi Arabian Oil Co.(e) (Saudi Arabia)
300,000	2.250		11/24/30	246,686

				1,305,495

Pharmaceuticals – 0.1%
Astrazeneca Finance LLC (United Kingdom)
350,000	2.250		05/28/31	291,945

Foreign Corporate Debt – (continued)
Technology – 0.1%
NXP BV / NXP Funding LLC (China)
40,000	5.350		03/01/26	39,707
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
120,000	3.400		05/01/30	105,362
244,000	2.500		05/11/31	197,263
375,000	5.000		01/15/33	355,575

				697,907

Telecommunications – 0.1%
America Movil SAB de CV (Mexico)
280,000	3.625		04/22/29	255,998
200,000	2.875		05/07/30	171,794

				427,792

Transportation – 0.1%
Canadian National Railway Co. (Canada)
50,000	3.500		11/15/42	37,261
40,000	4.450		01/20/49	35,352
Canadian Pacific Railway Co. (Canada)
250,000	2.450		12/02/31	222,358

				294,971

Wireless – 0.1%
Rogers Communications, Inc. (Canada)
170,000	4.500		03/15/42	136,977
Vodafone Group PLC (United Kingdom)
250,000	4.125		05/30/25	244,299
300,000	4.375		05/30/28	294,836

				676,112

Wirelines – 0.1%
Bell Telephone Co of Canada or Bell Canada/The (Canada)
80,000	4.300		07/29/49	63,872
Deutsche Telekom International Finance BV (Germany)
15,000	8.750		06/15/30	17,640
Orange SA (France)
140,000	9.000		03/01/31	169,907
Telefonica Emisiones SA (Spain)
260,000	4.895		03/06/48	208,089
Telefonica Europe BV (Spain)
50,000	8.250		09/15/30	57,049

				516,557

TOTAL FOREIGN CORPORATE DEBT
(Cost $27,328,128)				$25,351,586

Sovereign Debt Obligations – 2.3%
Sovereign – 2.3%
Abu Dhabi Government International Bond (United Arab Emirates)
$340,000	2.125	%(e)	09/30/24	$327,467
200,000	2.500	(e)	04/16/25	191,024
200,000	1.625	(e)	06/02/28	174,856
200,000	2.700	(e)	09/02/70	117,268

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Sovereign – (continued)
Chile Government International Bond (Chile)
$400,000	2.750%		01/31/27	$370,634
200,000	2.450		01/31/31	169,168
200,000	3.500		01/25/50	143,559
China Government International Bond(e) (China)
200,000	0.750		10/26/24	190,392
Colombia Government International Bond (Colombia)
200,000	3.875		04/25/27	184,257
200,000	4.500		03/15/29	178,136
100,000	6.125		01/18/41	82,746
220,000	5.000		06/15/45	154,239
Hungary Government International Bond(e) (Hungary)
300,000	6.125		05/22/28	304,559
Indonesia Government International Bond (Indonesia)
200,000	3.850		10/15/30	185,190
200,000	4.650		09/20/32	193,109
300,000	4.850		01/11/33	294,301
200,000	5.650		01/11/53	204,136
Israel Government International Bond (Israel)
200,000	4.500		01/17/33	192,128
Malaysia Sovereign Sukuk BHD(e) (Malaysia)
300,000	3.043		04/22/25	290,433
Mexico Government International Bond (Mexico)
400,000	4.150		03/28/27	392,077
250,000	3.250		04/16/30	221,315
400,000	4.750		04/27/32	379,515
250,000	3.500		02/12/34	207,595
320,000	3.771		05/24/61	209,156
Panama Government International Bond (Panama)
250,000	6.700		01/26/36	263,750
360,000	4.500		04/01/56	264,150
200,000	4.500		01/19/63	144,500
Perusahaan Penerbit SBSN Indonesia III (Indonesia)
400,000	4.550	(e)	03/29/26	395,000
200,000	2.800	(e)	06/23/30	173,617
200,000	2.550	(e)	06/09/31	167,902
Peruvian Government International Bond (Peru)
200,000	2.783		01/23/31	169,018
350,000	1.862		12/01/32	262,849
100,000	8.750		11/21/33	123,494
100,000	3.300		03/11/41	73,724
Philippine Government International Bond (Philippines)
200,000	3.750		01/14/29	188,142
400,000	2.457		05/05/30	340,714
220,000	5.609		04/13/33	229,131
250,000	6.375		10/23/34	273,783
Province of Alberta Canada (Canada)
50,000	3.300		03/15/28	47,382
Province of Ontario Canada (Canada)
30,000	1.050		05/21/27	26,372
30,000	1.600		02/25/31	24,543
Province of Quebec Canada (Canada)
90,000	0.600		07/23/25	82,880
25,000	2.750		04/12/27	23,409
Qatar Government International Bond (Qatar)
280,000	3.400	(e)	04/16/25	272,063

Sovereign Debt Obligations – (continued)
Sovereign – (continued)
Qatar Government International Bond (Qatar) – (continued)
300,000	3.750	%(e)	04/16/30	284,198
200,000	4.817	(e)	03/14/49	186,126
Republic of Poland Government International Bond (Poland)
30,000	3.250		04/06/26	28,760
100,000	5.750		11/16/32	103,991
Romanian Government International Bond (Romania)
16,000	3.000	(e)	02/14/31	13,216
50,000	5.125	(e)	06/15/48	41,506
Saudi Government International Bond (Saudi Arabia)
300,000	2.900	(e)	10/22/25	285,366
300,000	4.750	(e)	01/18/28	296,930
500,000	4.875	(e)	07/18/33	492,690
300,000	5.000	(e)	01/18/53	266,468
Uruguay Government International Bond (Uruguay)
15,000	4.375		01/23/31	14,681
250,000	5.100		06/18/50	240,469

				11,158,084

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $11,959,747)				$11,158,084

U.S. Treasury Obligations – 4.5%(f)
U.S. Treasury Bonds
$15,186,000	2.750%		08/15/42	$11,947,179
4,940,000	2.375		11/15/49	3,455,821
10,551,000	2.000		02/15/50	6,757,639

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,532,289)				$22,160,639

Shares	Dividend Rate	Value

Investment Company – 9.2%(g)
Goldman Sachs Financial Square Government Fund – Institutional Shares
45,185,528	5.234%	$45,185,528
(Cost $45,185,528)

TOTAL INVESTMENTS – 113.9%
(Cost $591,799,923)		$560,762,374

LIABILITIES IN EXCESS OF ASSETS – (13.9)%		(68,129,640)

NET ASSETS – 100.0%		$492,632,734

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $77,133,374 which represents approximately 15.7% of the Fund’s net assets as of August 31, 2023.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2023.

(c)	Step coupon.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(g)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index

FORWARD SALES CONTRACTS — At August 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	2.000%	TBA-30yr	09/15/53	$(14,000,000)	$(11,134,375)
Federal National Mortgage Association	5.000	TBA-30yr	09/15/53	(15,000,000)	(14,546,484)

Total (Proceed Receivable $(25,777,793))					$(25,680,859)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 26.0%
Access to Loans for Learning Student Loan Corp., Series 2010-I, Class A3(a)
(SOFR + 1.062%)
$421,504	6.116%	04/25/37	$422,437
Access to Loans for Learning Student Loan Corp., Series 2012-1, Class A(a)
(SOFR + 0.814%)
14,917	6.102	07/25/36	14,830
Ally Auto Receivables Trust, Series 2022-1, Class A3
3,170,000	3.310	11/15/26	3,105,791
American Express Credit Account Master Trust, Series 2022-2, Class A
6,000,000	3.390	05/15/27	5,814,920
American Express Credit Account Master Trust 2023-1, Series 2023-1, Class A
2,100,000	4.870	05/15/28	2,091,658
Anchorage Capital CLO Ltd., Series 2014-4RA, Class A(a)(b)
(3M U.S. T-Bill MMY + 1.312%) (Cayman Islands)
830,232	6.677	01/28/31	826,780
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.092%) (Cayman Islands)
5,138	6.468	11/17/27	5,132
BA Credit Card Trust, Series 2021-A1, Class A1
500,000	0.440	09/15/26	485,142
BA Credit Card Trust, Series 2022-A2, Class A2
2,100,000	5.000	04/15/28	2,094,001
Barclays Dryrock Issuance Trust, Series 2021-1, Class A
2,400,000	0.630	07/15/27	2,285,177
Barings CLO Ltd., Series 2018-3A, Class A1(a)(b)
(3M U.S. T-Bill MMY + 1.212%) (Cayman Islands)
186,776	6.538	07/20/29	186,591
BBCMS Mortgage Trust, Series 2018-C2, Class ASB
556,930	4.236	12/15/51	532,340
BlueMountain CLO Ltd., Series 2017-2A, Class A1R(a)(b)
(3M U.S. T-Bill MMY + 1.442%) (Cayman Islands)
801,959	6.787	10/22/30	799,299
BSPDF Issuer Ltd., Series 2021-FL1, Class A(a)(b)
(1M U.S. T-Bill MMY + 1.314%) (Cayman Islands)
1,150,000	6.625	10/15/36	1,117,768
BX, Series 2021-MFM1, Class A(a)(b)
(1M U.S. T-Bill MMY + 0.810%)
90,425	6.125	01/15/34	89,014
BX Trust, Series 2021-ARIA, Class A(a)(b)
(1M U.S. T-Bill MMY + 1.014%)
1,300,000	6.324	10/15/36	1,266,818
BXHPP Trust, Series 2021-FILM, Class A(a)(b)
(1M U.S. T-Bill MMY + 0.764%)
1,850,000	6.075	08/15/36	1,742,716
CARDS II Trust, Series 2021-1A, Class A(b)
(Canada)
3,125,000	0.602	04/15/27	3,031,320
Carlyle US CLO Ltd., Series 2017-2A, Class A1R(a)(b)
(3M U.S. T-Bill MMY + 1.312%) (Cayman Islands)
2,000,000	6.638	07/20/31	1,991,720
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3
245,000	3.865	01/10/48	232,978

Asset-Backed Securities – (continued)
CIFC Funding Ltd., Series 2017-3A, Class A1(a)(b)
(3M U.S. T-Bill MMY + 1.482%) (Cayman Islands)
2,128,166	6.808	07/20/30	2,124,880
CIFC Funding Ltd., Series 2021-2A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.212%) (Cayman Islands)
484,345	6.538	04/20/30	482,185
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A4
2,400,000	4.023	03/11/47	2,385,196
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5
600,000	3.855	05/10/47	590,489
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB
106,155	2.984	04/10/48	104,483
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4
3,000,000	3.778	09/10/58	2,827,605
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3
2,738,532	3.050	04/10/49	2,597,997
COMM Mortgage Trust, Series 2013-CR12, Class A4
373,484	4.046	10/10/46	317,077
COMM Mortgage Trust, Series 2014-CR19, Class A5
3,350,000	3.796	08/10/47	3,291,217
COMM Mortgage Trust, Series 2014-UBS2, Class A5
5,000,000	3.961	03/10/47	4,937,394
COMM Mortgage Trust, Series 2015-CR24, Class ASB
186,622	3.445	08/10/48	183,519
COMM Mortgage Trust, Series 2015-CR25, Class A3
1,967,088	3.505	08/10/48	1,901,819
COMM Mortgage Trust, Series 2015-CR26, Class ASB
398,638	3.373	10/10/48	382,551
COMM Mortgage Trust, Series 2016-DC2, Class A4
486,012	3.497	02/10/49	467,560
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4
1,300,000	3.718	08/15/48	1,233,407
DBJPM Mortgage Trust, Series 2016-C3, Class ASB
206,837	2.756	08/10/49	196,870
Discover Card Execution Note Trust, Series 2017-A5, Class A5(a)
(1M U.S. T-Bill MMY + 0.714%)
2,000,000	6.025	12/15/26	2,005,188
Discover Card Execution Note Trust, Series 2023-A1, Class A
2,925,000	4.310	03/15/28	2,866,557
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.162%) (Cayman Islands)
194,814	6.470	04/15/29	194,098
Edsouth Indenture No 3 LLC, Series 2012-2, Class A(a)(b)
(SOFR + 0.844%)
18,347	6.132	04/25/39	18,283
Educational Funding of the South, Inc., Series 2011-1, Class A2(a)
(SOFR + 0.912%)
216,576	5.966	04/25/35	216,347
EFS Volunteer LLC, Series 2010-1, Class A2(a)(b)
(SOFR + 1.112%)
161,846	6.166	10/25/35	161,773

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Extended Stay America Trust, Series 2021-ESH, Class A(a)(b)
(1M U.S. T-Bill MMY + 1.194%)
$1,383,747	6.505%	07/15/38	$1,369,924
Flatiron CLO 19 Ltd., Series 2021-1A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.342%) (Cayman Islands)
1,000,000	6.713	11/16/34	991,935
Ford Credit Auto Owner Trust 2022-A, Series 2022-A, Class A3
2,908,652	1.290	06/15/26	2,817,069
GM Financial Consumer Automobile Receivables Trust, Series 2022-1, Class A3
4,520,000	1.260	11/16/26	4,350,211
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A(b)
1,000,000	0.690	10/15/25	994,796
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1(b)
1,500,000	5.340	06/15/28	1,497,361
Goal Capital Funding Trust, Series 2010-1, Class A(a)(b)
(3M USD LIBOR + 0.700%)
125,269	6.353	08/25/48	122,322
Great Wolf Trust, Series 2019-WOLF, Class A(a)(b)
(1M U.S. T-Bill MMY + 1.150%)
3,250,000	6.459	12/15/36	3,232,387
GS Mortgage Securities Trust, Series 2014-GC18, Class A4
4,500,000	4.074	01/10/47	4,374,023
HalseyPoint CLO Ltd., Series 2020-3A, Class A1A(a)(b)
(3M U.S. T-Bill MMY + 1.712%) (Cayman Islands)
500,000	7.081	11/30/32	497,679
Hayfin US Ltd., Series 2018-8A, Class A(a)(b)
(3M U.S. T-Bill MMY + 1.382%) (Cayman Islands)
2,989,538	6.708	04/20/31	2,973,592
Honda Auto Receivables 2021-3 Owner Trust, Series 2021-3, Class A3
829,030	0.410	11/18/25	802,215
Honda Auto Receivables 2021-4 Owner Trust, Series 2021-4, Class A3
2,289,708	0.880	01/21/26	2,209,107
Honda Auto Receivables 2023-2 Owner Trust, Series 2023-2, Class A2
1,900,000	5.410	04/15/26	1,899,146
Hyundai Auto Lease Securitization Trust 2022-A, Series 2022-A, Class A4(b)
3,800,000	1.320	12/15/25	3,693,514
Hyundai Auto Lease Securitization Trust 2023-B, Series 2023-B, Class A2A(b)
1,800,000	5.470	09/15/25	1,798,637
Hyundai Auto Receivables Trust 2020-C, Series 2020-C, Class A4
4,000,000	0.490	11/16/26	3,825,162
Hyundai Auto Receivables Trust 2021-C, Series 2021-C, Class A3
1,778,423	0.740	05/15/26	1,717,837
Hyundai Auto Receivables Trust 2022-C, Series 2022-C, Class A3
3,625,000	5.390	06/15/27	3,627,688
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class ASB
6,092	3.566	02/15/47	6,075

Asset-Backed Securities – (continued)
LCM XV LP, Series 2021-15A, Class AR2(a)(b)
(3M U.S. T-Bill MMY + 1.262%) (Cayman Islands)
1,689,278	6.588	07/20/30	1,679,594
LCM XX LP, Series 2018-20A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.302%) (Cayman Islands)
13,466	6.628	10/20/27	13,460
Madison Park Funding Ltd., Series 2021-37A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.332%) (Cayman Islands)
1,500,000	6.640	07/15/33	1,492,474
Madison Park Funding XLI Ltd., Series 2017-12A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.092%) (Cayman Islands)
143,303	6.437	04/22/27	142,875
Marathon CLO Ltd., Series 2021-1A, Class AANR(a)(b)
(3M U.S. T-Bill MMY + 1.582%) (Cayman Islands)
2,200,000	6.890	04/15/32	2,186,085
Master Credit Card Trust, Series 2021-1A, Class A(b)
(Canada)
1,400,000	0.530	11/21/25	1,350,245
Mercedes-Benz Auto Lease Trust 2021-B, Series 2021-B, Class A3
414,640	0.400	11/15/24	410,115
Mercedes-Benz Auto Receivables Trust 2022-1, Series 2022-1, Class A2
708,577	5.260	10/15/25	707,909
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Series 2016-C29, Class A3
4,495,100	3.058	05/15/49	4,253,842
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class ASB
389,825	2.860	11/15/49	371,770
Nelnet Student Loan Trust, Series 2014-2A, Class A2(a)(b)
(SOFR + 0.714%)
25,017	6.002	03/25/30	25,011
Nelnet Student Loan Trust, Series 2016-1A, Class A(a)(b)
(SOFR + 0.914%)
330,408	6.202	09/25/65	327,423
Nissan Auto Lease Trust 2023-B, Series 2023-B, Class A2A
1,800,000	5.740	08/15/25	1,803,342
Northstar Education Finance, Inc., Series 2012-1, Class A(a)(b)
(SOFR + 0.814%)
37,670	6.102	12/26/31	37,691
NorthStar Student Loan Trust III, Series 2016-1, Class A(a)(b)
(1M U.S. T-Bill MMY + 1.364%)
5,671	6.679	05/27/36	5,672
ONE PARK Mortgage Trust, Series 2021-PARK, Class A(a)(b)
(1M U.S. T-Bill MMY + 0.810%)
908,000	6.125	03/15/36	862,197
OZLM Ltd., Series 2017-11A, Class A1R(a)(b)
(3M U.S. T-Bill MMY + 1.512%) (Cayman Islands)
164,634	6.881	10/30/30	164,398
Regata Funding Ltd., Series 2021-1A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.362%) (Cayman Islands)
2,000,000	6.670	10/15/32	1,983,662
Rhode Island Student Loan Authority, Series 2012-1, Class A1(a)
(SOFR + 1.014%)
543,198	6.326	07/01/31	542,849
Rhode Island Student Loan Authority, Series 2014-1, Class A1(a)
(SOFR + 0.814%)
62,280	6.126	10/02/28	61,006

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Shackleton 2015-VIII CLO Ltd., Series 2017-8A, Class A2R(a)(b)
(3M U.S. T-Bill MMY + 1.182%) (Cayman Islands)
$90,608	6.508%	10/20/27	$90,519
SLC Student Loan Trust, Series 2007-1, Class A4(a)
(SOFR + 0.322%)
745,908	5.451	05/15/29	743,366
SLC Student Loan Trust, Series 2010-1, Class A(a)
(SOFR + 1.137%)
165,868	6.300	11/25/42	165,884
SLM Student Loan Trust, Series 2005-7, Class A4(a)
(SOFR + 0.412%)
35,538	5.466	10/25/29	35,423
SLM Student Loan Trust, Series 2018-10, Class A7B(a)(b)
(SOFR + 0.862%)
51,185	5.916	10/25/29	50,897
SOUND POINT CLO XXII Ltd., Series 2019-1A, Class AR(a)(b)
(3M U.S. T-Bill MMY + 1.342%) (Cayman Islands)
600,000	6.668	01/20/32	594,673
Stratus CLO 2021-2 Ltd., Series 2021-2A, Class A(a)(b)
(3M U.S. T-Bill MMY + 1.162%) (Cayman Islands)
3,529,559	6.488	12/28/29	3,510,327
STWD Trust, Series 2021-FLWR, Class A(a)(b)
(1M U.S. T-Bill MMY + 0.691%)
1,350,000	6.001	07/15/36	1,319,654
Sycamore Tree CLO 2023-2 Ltd., Series 2023-2A, Class A(a)(b)
(3M U.S. T-Bill MMY + 2.330%) (Cayman Islands)
2,200,000	7.656	04/20/35	2,209,000
TCW CLO 2019-2 Ltd., Series 2022-2A, Class A1R(a)(b)
(3M U.S. T-Bill MMY + 1.280%) (Cayman Islands)
3,500,000	6.606	10/20/32	3,472,249
TCW CLO AMR Ltd., Series 2021-1A, Class ASNR(a)(b)
(3M U.S. T-Bill MMY + 1.482%) (Cayman Islands)
1,100,000	6.853	08/16/34	1,084,746
TCW CLO Ltd., Series 2022-1A, Class A1(a)(b)
(3M U.S. T-Bill MMY + 1.340%) (Cayman Islands)
3,500,000	6.686	04/22/33	3,466,886
Toyota Auto Receivables 2021-D Owner Trust, Series 2021-D, Class A3
2,125,325	0.710	04/15/26	2,046,639
Toyota Auto Receivables 2022-D Owner Trust, Series 2022-D, Class A3
1,825,000	5.300	09/15/27	1,826,916
Tralee CLO II Ltd., Series 2017-1A, Class AR(a)(b)
(3M USD LIBOR + 1.320%) (Cayman Islands)
184,027	6.908	07/20/29	183,964
Trimaran Cavu Ltd., Series 2021-1A, Class A(a)(b)
(3M U.S. T-Bill MMY + 1.472%) (Cayman Islands)
1,000,000	6.817	04/23/32	991,710
Trysail CLO Ltd., Series 2021-1A, Class A1(a)(b)
(3M U.S. T-Bill MMY + 1.582%) (Cayman Islands)
3,000,000	6.908	07/20/32	2,977,389
UBS Commercial Mortgage Trust 2017-C2, Series 2017-C2, Class ASB
809,050	3.264	08/15/50	772,825
Voya CLO 2019-2 Ltd., Series 2019-2A, Class A(a)(b)
(3M U.S. T-Bill MMY + 1.532%) (Cayman Islands)
700,000	6.858	07/20/32	698,937

Asset-Backed Securities – (continued)
Voya CLO Ltd., Series 2015-1A, Class A1R(a)(b)
(3M U.S. T-Bill MMY + 1.162%) (Cayman Islands)
109,777	6.472	01/18/29	109,471
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class ASB
61,782	3.487	11/15/48	60,018
Wells Fargo Commercial Mortgage Trust 2016-C32, Series 2016-C32, Class A3
1,422,360	3.294	01/15/59	1,353,254
World Omni Automobile Lease Securitization Trust 2023-A, Series 2023-A, Class A2A
1,400,000	5.470	11/17/25	1,399,753
Zais CLO Ltd., Series 2021-15A, Class A1R(a)(b)
(3M U.S. T-Bill MMY + 1.612%) (Cayman Islands)
1,000,000	6.977	07/28/32	988,002

TOTAL ASSET-BACKED SECURITIES
(Cost $149,932,389)			$148,997,729

Mortgage-Backed Securities – 23.6%
Federal Home Loan Mortgage Corporation Series MTN
$1,438,000	5.400%	06/11/24	$1,434,061
1,438,000	5.380	06/12/24	1,433,570
FHLMC REMIC(a) (12M USD LIBOR + 1.618%)
6,517,825	4.795	01/01/46	6,549,101
FHLMC REMIC(a) (12M USD LIBOR + 1.803%)
3,406,143	4.767	10/01/43	3,428,338
FHLMC REMIC(a) (12M USD LIBOR + 1.779%)
625,729	4.872	10/01/44	629,132
FHLMC REMIC Series 2003-2682, Class FB(a) (SOFR + 1.014%)
151,653	6.203	10/15/33	151,366
FHLMC REMIC Series 2003-2711, Class FA(a) (SOFR + 1.114%)
161,618	6.303	11/15/33	164,401
FHLMC REMIC Series 2005-3033, Class FG(a) (SOFR + 0.464%)
449,834	5.653	09/15/35	440,379
FHLMC REMIC Series 2007-3298, Class FC(a) (SOFR + 0.534%)
97,064	5.723	04/15/37	94,508
FHLMC REMIC Series 2007-3314, Class FC(a) (SOFR + 0.514%)
21,406	5.703	12/15/36	20,946
FHLMC REMIC Series 2007-3316, Class FB(a) (SOFR + 0.414%)
524,188	5.603	08/15/35	512,665
FHLMC REMIC Series 2007-3371, Class FA(a) (SOFR + 0.714%)
104,684	5.903	09/15/37	103,039
FHLMC REMIC Series 2009-3593, Class CF(a) (SOFR + 0.714%)
1,161,789	5.903	02/15/36	1,159,888
FHLMC REMIC Series 2011-3895, Class FM(a) (SOFR + 0.464%)
37,545	5.653	12/15/40	37,447
FHLMC REMIC Series 2012-4040, Class FW(a) (SOFR + 0.484%)
334,766	5.673	05/15/32	330,289
FHLMC REMIC Series 2012-4057, Class FE(a) (SOFR + 0.564%)
705,065	5.753	06/15/42	689,522

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FHLMC REMIC Series 2012-4068, Class UF(a) (SOFR + 0.614%)
$178,446	5.803%	06/15/42	$170,607
FHLMC REMIC Series 2012-4098, Class MF(a) (SOFR + 0.414%)
145,989	5.603	11/15/41	144,239
FHLMC REMIC Series 2012-4107, Class MF(a) (SOFR + 0.514%)
1,508,449	5.703	09/15/42	1,466,660
FHLMC REMIC Series 2012-4126, Class GF(a) (SOFR + 0.514%)
1,999,249	5.703	11/15/42	1,941,113
FHLMC REMIC Series 2013-4203, Class QF(a) (SOFR + 0.364%)
1,022,801	5.553	05/15/43	994,688
FHLMC REMIC Series 2013-4215, Class NF(a) (SOFR + 0.464%)
697,032	5.653	06/15/43	672,649
FHLMC REMIC Series 2013-4240, Class FA(a) (SOFR + 0.614%)
2,426,634	5.803	08/15/43	2,348,925
FHLMC REMIC Series 2013-4248, Class FL(a) (SOFR + 0.564%)
74,715	5.753	05/15/41	73,291
FHLMC REMIC Series 2013-4263, Class FB(a) (SOFR + 0.514%)
53,737	5.703	11/15/43	51,828
FHLMC REMIC Series 2013-4272, Class FD(a) (SOFR + 0.464%)
58,334	5.653	11/15/43	56,452
FHLMC REMIC Series 2017-4678, Class AF(a) (SOFR + 0.514%)
1,710,493	4.613	12/15/42	1,691,078
FHLMC REMIC Series 2017-4719, Class AF(a) (SOFR + 0.464%)
2,946,812	5.653	09/15/47	2,845,129
FHLMC REMIC Series 2018-4787, Class ZS
728,832	5.000	07/01/48	719,434
FHLMC REMIC Series 2018-4818, Class FC(a) (SOFR + 0.414%)
197,545	5.603	04/15/48	188,406
FHLMC REMIC Series 2018-4852, Class BF(a) (SOFR + 0.514%)
1,268,666	5.703	12/15/48	1,223,082
FHLMC REMIC Series 2019-4897, Class F(a) (SOFR + 0.514%)
1,079,099	5.703	07/15/49	1,048,764
FHLMC REMIC Series 2019-4903, Class F(a) (SOFR + 0.564%)
164,884	5.753	09/15/48	158,193
FHLMC REMIC Series 2019-4906, Class NF(a) (SOFR + 0.514%)
1,415,920	4.904	03/15/38	1,379,956
FHLMC REMIC Series 2019-4942, Class FA(a) (SOFR + 0.614%)
1,041,039	5.902	01/25/50	998,078
FHLMC REMIC Series 2020-5002, Class FJ(a) (SOFR + 0.514%)
179,366	5.802	07/25/50	169,418
FHLMC REMIC Series 2020-5031, Class FA(a) (SOFR + 0.300%)
2,355,866	5.489	08/15/43	2,249,422
FHLMC STRIPS Series 2006-239, Class F22(a) (SOFR + 0.464%)
157,171	5.653	08/15/36	153,691

Mortgage-Backed Securities – (continued)
FHLMC STRIPS Series 2006-239, Class F30(a) (SOFR + 0.414%)
392,927	5.603	08/15/36	384,408
FNMA REMIC Series 2002-53, Class FY(a) (SOFR + 0.614%)
177,878	5.902	08/25/32	176,279
FNMA REMIC Series 2004-54, Class FL(a) (SOFR + 0.514%)
87,443	5.802	07/25/34	86,830
FNMA REMIC Series 2004-54, Class FN(a) (SOFR + 0.564%)
245,401	5.852	07/25/34	242,879
FNMA REMIC Series 2005-103, Class FC(a) (SOFR + 0.614%)
7,717,685	5.902	07/25/35	7,605,176
FNMA REMIC Series 2005-120, Class FE(a) (SOFR + 0.634%)
343,394	5.922	01/25/36	338,230
FNMA REMIC Series 2005-87, Class FE(a) (SOFR + 0.564%)
392,533	5.852	10/25/35	386,157
FNMA REMIC Series 2006-110, Class AF(a) (SOFR + 0.444%)
2,147,705	5.732	11/25/36	2,101,435
FNMA REMIC Series 2006-16, Class FC(a) (SOFR + 0.414%)
91,074	5.702	03/25/36	89,611
FNMA REMIC Series 2006-36, Class FB(a) (SOFR + 0.414%)
42,408	5.702	05/25/36	41,374
FNMA REMIC Series 2006-42, Class PF(a) (SOFR + 0.524%)
80,213	5.812	06/25/36	78,926
FNMA REMIC Series 2006-44, Class FP(a) (SOFR + 0.514%)
859,675	5.802	06/25/36	844,473
FNMA REMIC Series 2006-61, Class FD(a) (SOFR + 0.474%)
158,141	5.762	07/25/36	154,736
FNMA REMIC Series 2006-79, Class DF(a) (SOFR + 0.464%)
362,200	5.752	08/25/36	356,020
FNMA REMIC Series 2006-88, Class AF(a) (SOFR + 0.574%)
328,265	5.862	09/25/36	322,022
FNMA REMIC Series 2007-35, Class PF(a) (SOFR + 0.364%)
57,013	5.652	04/25/37	55,513
FNMA REMIC Series 2007-67, Class FB(a) (SOFR + 0.434%)
140,162	5.722	07/25/37	136,374
FNMA REMIC Series 2008-1, Class CF(a) (SOFR + 0.814%)
43,141	6.102	02/25/38	42,530
FNMA REMIC Series 2009-110, Class FG(a) (SOFR + 0.864%)
182,253	6.152	01/25/40	181,237
FNMA REMIC Series 2010-113, Class FA(a) (SOFR + 0.514%)
129,854	5.802	10/25/40	127,707
FNMA REMIC Series 2010-116, Class FE(a) (SOFR + 0.514%)
161,724	5.802	10/25/40	158,827
FNMA REMIC Series 2010-141, Class FB(a) (SOFR + 0.584%)
96,735	5.872	12/25/40	94,619
FNMA REMIC Series 2010-15, Class FJ(a) (SOFR + 1.044%)
314,141	6.332	06/25/36	314,167
FNMA REMIC Series 2010-39, Class FE(a) (SOFR + 0.884%)
496,586	6.172	06/25/37	493,791
FNMA REMIC Series 2010-39, Class FG(a) (SOFR + 1.034%)
218,113	6.322	03/25/36	217,956
FNMA REMIC Series 2010-46, Class WF(a) (SOFR + 0.864%)
1,550,795	6.152	05/25/40	1,526,501
FNMA REMIC Series 2010-49, Class FB(a) (SOFR + 0.864%)
145,983	6.152	05/25/40	144,402
FNMA REMIC Series 2010-59, Class FN(a) (SOFR + 0.844%)
1,689,712	6.132	06/25/40	1,667,273

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2011-53, Class FT(a) (SOFR + 0.694%)
$141,924	5.982%	06/25/41	$139,535
FNMA REMIC Series 2011-87, Class FJ(a) (SOFR + 0.664%)
132,755	5.952	09/25/41	129,332
FNMA REMIC Series 2012-101, Class FC(a) (SOFR + 0.614%)
113,541	5.902	09/25/42	110,170
FNMA REMIC Series 2012-14, Class BF(a) (SOFR + 0.714%)
717,135	6.002	03/25/42	691,523
FNMA REMIC Series 2012-37, Class BF(a) (SOFR + 0.614%)
144,032	5.902	12/25/35	141,806
FNMA REMIC Series 2013-10, Class KF(a) (SOFR + 0.414%)
94,327	5.702	02/25/43	91,847
FNMA REMIC Series 2013-130, Class FB(a) (SOFR + 0.564%)
91,291	5.852	01/25/44	88,668
FNMA REMIC Series 2013-19, Class DF(a) (SOFR + 0.414%)
504,669	5.702	09/25/41	498,936
FNMA REMIC Series 2013-2, Class QF(a) (SOFR + 0.614%)
65,651	5.902	02/25/43	63,926
FNMA REMIC Series 2014-17, Class FE(a) (SOFR + 0.664%)
759,822	5.952	04/25/44	740,768
FNMA REMIC Series 2014-28, Class FD(a) (SOFR + 0.564%)
1,641,264	5.852	05/25/44	1,607,294
FNMA REMIC Series 2014-47, Class AF(a) (SOFR + 0.464%)
320,033	4.568	08/25/44	316,728
FNMA REMIC Series 2015-27, Class KF(a) (SOFR + 0.414%)
83,171	5.702	05/25/45	80,662
FNMA REMIC Series 2015-87, Class BF(a) (SOFR + 0.414%)
360,847	5.702	12/25/45	349,828
FNMA REMIC Series 2016-49, Class EF(a) (SOFR + 0.514%)
831,044	5.802	08/25/46	814,517
FNMA REMIC Series 2016-9335, Class AL(a) (12M USD LIBOR + 1.797%)
8,838,479	4.592	12/01/40	8,978,507
FNMA REMIC Series 2017-16, Class FA(a) (SOFR + 0.564%)
681,872	5.852	03/25/47	657,360
FNMA REMIC Series 2017-91, Class GF(a) (SOFR + 0.464%)
1,644,844	5.752	11/25/47	1,576,784
FNMA REMIC Series 2018-15, Class JF(a) (SOFR + 0.414%)
893,218	5.702	03/25/48	853,529
FNMA REMIC Series 2018-3385, Class MA
838,750	4.500	06/01/48	808,984
FNMA REMIC Series 2018-4, Class FM(a) (SOFR + 0.414%)
2,187,303	5.702	02/25/48	2,089,918
FNMA REMIC Series 2019-41, Class FM(a) (SOFR + 0.564%)
1,062,094	5.852	08/25/49	1,021,738
FNMA REMIC Series 2019-6, Class KF(a) (SOFR + 0.564%)
1,774,434	5.852	03/25/49	1,720,009
FNMA REMIC Series 2020-6347, Class BM(a) (12M USD LIBOR + 1.736%)
9,438,314	4.336	02/01/41	9,575,675
FNMA REMIC Series 2023-7262, Class BM(a) (12M USD LIBOR + 1.796%)
11,200,107	4.658	02/01/45	11,361,649
FNMA REMIC Series 2023-7266, Class BM(a) (12M USD LIBOR + 1.800%)
17,465,739	4.422	05/01/44	17,731,103

Mortgage-Backed Securities – (continued)
GNMA Series 2004-59, Class FP(a) (1M U.S. T-Bill MMY + 0.414%)
374,384	5.727	08/16/34	368,681
GNMA Series 2005-4, Class FA(a) (1M U.S. T-Bill MMY + 0.484%)
324,500	5.797	01/16/35	319,624
GNMA Series 2007-26, Class FL(a) (1M U.S. T-Bill MMY + 0.314%)
2,275,857	5.629	05/20/37	2,214,595
GNMA Series 2007-59, Class FA(a) (1M U.S. T-Bill MMY + 0.614%)
109,551	5.929	10/20/37	107,954
GNMA Series 2013-99, Class PF(a) (1M U.S. T-Bill MMY + 0.414%)
1,545,725	5.729	07/20/43	1,502,387
GNMA Series 2018-164, Class AF(a) (1M U.S. T-Bill MMY + 0.514%)
2,478,248	5.829	12/20/48	2,406,240
GNMA Series 2019-110, Class F(a) (1M U.S. T-Bill MMY + 0.564%)
1,655,353	5.879	09/20/49	1,602,531
GNMA Series 2019-56, Class FB(a) (1M U.S. T-Bill MMY + 0.564%)
1,880,647	5.879	05/20/49	1,833,907
GNMA Series 2019-58, Class FA(a) (1M U.S. T-Bill MMY + 0.514%)
806,174	5.829	05/20/49	782,813
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class ASB
340,436	2.713	08/15/49	325,642
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class ASB
287,298	3.540	08/15/48	277,424
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5
2,128,694	4.064	02/15/47	2,113,391
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A4
550,000	3.719	07/15/50	526,577
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class A3
2,053,239	3.479	05/15/48	1,959,154

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $138,011,715)			$134,874,924

Foreign Corporate Debt – 17.2%
Banks – 16.0%
ANZ New Zealand Int’l Ltd/London(a)(b) (New Zealand)
(SOFR + 0.600%)
$500,000	5.935%	02/18/25	$498,899
Banco Santander SA (Spain)
200,000	3.892	05/24/24	196,950
(SOFR + 1.240%)
1,400,000	6.575 (a)	05/24/24	1,406,657

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Banco Santander SA (Spain) – (continued)
(US 1 Year CMT T-Note + 0.450%)
$1,000,000	5.742	%(a)	06/30/24	$997,121
800,000	3.496		03/24/25	771,680
Bank of Montreal, MTN (Canada)
573,000	2.150		03/08/24	562,502
661,000	0.625		07/09/24	632,976
(SOFRINDX + 0.465%)
3,000,000	5.743	(a)	01/10/25	2,987,470
Bank of Montreal(a) (Canada)
(SOFRINDX + 1.330%)
2,108,000	6.665		06/05/26	2,120,130
Bank of Nova Scotia (The) (Canada)
1,620,000	5.250		12/06/24	1,611,327
2,241,000	5.450		06/12/25	2,229,534
(SOFRINDX + 1.090%)
1,191,000	6.294	(a)	06/12/25	1,194,218
Banque Federative du Credit Mutuel SA(b) (France)
1,298,000	0.650		02/27/24	1,265,586
Barclays PLC(a) (United Kingdom)
(US 1 Year CMT T-Note + 0.800%)
2,073,000	1.007		12/10/24	2,044,303
BNP Paribas SA(b) (France)
1,970,000	3.800		01/10/24	1,953,087
BPCE SA (France)
238,000	5.700	(b)	10/22/23	237,560
(SOFR + 0.570%)
1,100,000	5.865	(a)(b)	01/14/25	1,095,118
Credit Suisse AG (Switzerland)
396,000	7.950		01/09/25	404,199
Credit Suisse AG(a), Series FRN (Switzerland)
(SOFRINDX + 1.260%)
3,000,000	6.595		02/21/25	2,956,919
Deutsche Bank AG, Series E (Germany)
929,000	0.962		11/08/23	920,290
(SOFR + 0.500%)
2,648,000	5.836	(a)	11/08/23	2,645,703
DNB Bank ASA(a)(b) (Norway)
(SOFRINDX + 0.810%)
753,000	2.968		03/28/25	739,899
Federation des Caisses Desjardins du Quebec (Canada)
(SOFR + 0.430%)
1,895,000	5.765	(a)(b)	05/21/24	1,891,244
1,493,000	4.400	(b)	08/23/25	1,451,046
HSBC Holdings PLC (United Kingdom)
(SOFR + 0.580%)
720,000	5.915	(a)	11/22/24	718,623
(SOFR + 0.708%)
1,033,000	0.976	(a)	05/24/25	993,573
ING Groep NV (Netherlands)
4,181,000	3.550		04/09/24	4,123,418
(SOFRINDX + 1.640%)
3,020,000	6.894	(a)	03/28/26	3,038,959
Intesa Sanpaolo SpA(b), Series XR (Italy)
2,171,000	3.250		09/23/24	2,099,329

Foreign Corporate Debt – (continued)
Banks – (continued)
Lloyds Banking Group PLC (United Kingdom)
1,000,000	4.450%		05/08/25	975,739
(US 1 Year CMT T-Note + 3.500%)
287,000	3.870	(a)	07/09/25	281,393
Macquarie Bank Ltd.(a)(b) (Australia)
(SOFR + 1.240%)
2,155,000	6.458		06/15/26	2,163,901
Mitsubishi UFJ Financial Group, Inc. (Japan)
1,000,000	2.193		02/25/25	948,995
(US 1 Year CMT T-Note + 0.550%)
1,040,000	0.953	(a)	07/19/25	993,789
(SOFR + 1.385%)
1,529,000	6.581	(a)	09/12/25	1,534,597
(SOFR + 0.940%)
2,400,000	6.275	(a)	02/20/26	2,396,682
Mizuho Financial Group, Inc.(a) (Japan)
(3M U.S. T-Bill MMY + 0.872%)
1,259,000	0.849		09/08/24	1,258,377
National Australia Bank Ltd.(a)(b) (Australia)
(SOFR + 0.380%)
2,300,000	5.670		01/12/25	2,293,620
National Bank of Canada(a) (Canada)
(SOFR + 0.490%)
655,000	5.825		08/06/24	653,276
Nordea Bank Abp(b) (Finland)
200,000	0.625		05/24/24	192,583
Royal Bank of Canada, GMTN (Canada)
(SOFRINDX + 0.340%)
819,000	5.617	(a)	10/07/24	815,666
(SOFRINDX + 0.440%)
2,000,000	5.754	(a)	01/21/25	1,990,569
(SOFRINDX + 1.080%)
1,218,000	6.391	(a)	07/20/26	1,218,147
Santander UK Group Holdings PLC(a) (United Kingdom)
(SOFR + 0.787%)
1,522,000	1.089		03/15/25	1,474,983
Standard Chartered PLC(a)(b) (United Kingdom)
(US 1 Year CMT T-Note + 0.780%)
1,452,000	0.991		01/12/25	1,422,490
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 0.440%)
1,854,000	5.655	(a)(b)	09/16/24	1,847,001
(SOFR + 1.120%)
2,699,000	6.306	(a)(b)	03/09/26	2,704,822
Svenska Handelsbanken AB(a)(b) (Sweden)
(SOFRINDX + 1.250%)
2,950,000	6.468		06/15/26	2,976,499
Swedbank AB (Sweden)
1,864,000	0.850	(b)	03/18/24	1,814,493
(SOFRINDX + 1.380%)
3,991,000	6.598	(a)(b)	06/15/26	4,019,893
Toronto-Dominion Bank (The), MTN (Canada)
(SOFR + 0.410%)
4,000,000	5.688	(a)	01/10/25	3,978,317
(SOFR + 1.080%)
2,000,000	6.378	(a)	07/17/26	2,001,061

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Toronto-Dominion Bank (The), GMTN (Canada)
$859,000	3.250%		03/11/24	$847,547
UBS AG/London (Switzerland)
993,000	0.700	(b)	08/09/24	946,989
(SOFR + 0.450%)
1,462,000	5.785	(a)(b)	08/09/24	1,457,662
(SOFR + 0.470%)
3,500,000	5.762	(a)(b)	01/13/25	3,488,116
Westpac Banking Corp.(a) (Australia)
(SOFR + 0.300%)
1,186,000	5.635		11/18/24	1,183,222

				91,668,749

Consumer Cyclical – 0.2%
BMW US Capital LLC(a)(b) (Germany) (SOFRINDX + 0.840%)
1,231,000	6.102		04/01/25	1,236,260

Distributors – 0.4%
Daimler Truck Finance North America LLC(b) (Germany)
2,421,000	5.600		08/08/25	2,419,703

Energy – 0.1%
Enbridge, Inc.(a) (Canada) (SOFRINDX + 0.630%)
344,000	5.965		02/16/24	344,039

Financial Company – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
2,639,000	1.650		10/29/24	2,507,687

TOTAL FOREIGN CORPORATE DEBT
(Cost $98,209,613)				$98,176,438

Corporate Obligations – 14.8%
Banks – 7.9%
American Express Co.
(SOFR + 0.930%)
$1,854,000	6.265	%(a)	03/04/25	$1,860,649
(SOFR + 0.760%)
2,800,000	6.095	(a)	02/13/26	2,793,643
Bank of America Corp.(a)
(SOFR + 1.100%)
737,000	6.420		04/25/25	738,558
Bank of America Corp.(a), MTN
(SOFR + 0.670%)
1,608,000	1.843		02/04/25	1,578,937
Bank of America NA(a)
(SOFR + 1.020%)
3,000,000	6.355		08/18/26	3,009,377
Capital One Financial Corp.(a)
(SOFR + 0.690%)
3,534,000	5.888		12/06/24	3,488,969
Charles Schwab Corp. (The)
1,250,000	0.750		03/18/24	1,215,679
(SOFRINDX + 0.500%)
1,000,000	5.722	(a)	03/18/24	997,897

Corporate Obligations – (continued)
Banks – (continued)
Huntington National Bank (The)(a)
(SOFRINDX + 1.190%)
1,600,000	6.525		05/16/25	1,558,492
JPMorgan Chase & Co.
(SOFR + 0.420%)
1,780,000	0.563	%(a)	02/16/25	1,734,591
(3M U.S. T-Bill MMY + 0.540%)
1,043,000	0.824	(a)	06/01/25	1,001,373
(3M U.S. T-Bill MMY + 0.580%)
4,283,000	0.969	(a)	06/23/25	4,104,570
KeyBank NA
(SOFRINDX + 0.340%)
691,000	5.602	(a)	01/03/24	689,833
(SOFRINDX + 0.320%)
250,000	5.535	(a)	06/14/24	245,026
Morgan Stanley(a)
(SOFR + 1.160%)
1,430,000	3.620		04/17/25	1,407,812
Morgan Stanley(a), MTN
(SOFR + 1.152%)
2,811,000	2.720		07/22/25	2,727,924
Morgan Stanley Bank NA(a)
(SOFR + 0.780%)
5,913,000	6.096		07/16/25	5,918,321
State Street Corp.(a)
(SOFRINDX + 0.845%)
2,785,000	6.180		08/03/26	2,781,555
US Bancorp
960,000	3.375		02/05/24	950,081
US Bancorp, MTN
936,000	3.700		01/30/24	927,337
Wells Fargo Bank NA(a)
(SOFR + 1.060%)
5,573,000	6.394		08/07/26	5,592,648

				45,323,272

Basic Industry – 0.1%
Ecolab, Inc.
272,000	0.900		12/15/23	268,142

Broadcasting – 0.1%
Fox Corp.
705,000	4.030		01/25/24	699,187

Consumer Cyclical – 1.2%
7-Eleven, Inc.(b)
544,000	0.800		02/10/24	531,742
General Motors Financial Co., Inc.(a)
(SOFRINDX + 1.300%)
3,000,000	6.576		04/07/25	3,002,139
Starbucks Corp.(a)
(SOFRINDX + 0.420%)
479,000	5.755		02/14/24	478,994
Toyota Motor Credit Corp.(a)
(SOFRINDX + 0.890%)
2,461,000	6.225		05/18/26	2,471,374

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Toyota Motor Credit Corp.(a), MTN
(SOFR + 0.380%)
$568,000	5.692%		02/22/24	$567,681

				7,051,930

Consumer Noncyclical – 1.3%
AbbVie, Inc.
2,000,000	2.600		11/21/24	1,930,418
Baxter International, Inc.(a)
(SOFRINDX + 0.440%)
1,356,000	5.776		11/29/24	1,341,304
GE HealthCare Technologies, Inc.
3,067,000	5.550		11/15/24	3,058,565
Pfizer Investment Enterprises Pte Ltd.
1,373,000	4.650		05/19/25	1,359,511

				7,689,798

Distributors – 0.2%
Hyundai Capital America(b)
1,264,000	5.800		06/26/25	1,264,743

Electric – 0.6%
CenterPoint Energy, Inc.(a)
(SOFRINDX + 0.650%)
2,131,000	5.985		05/13/24	2,129,777
Eversource Energy
1,002,000	4.200		06/27/24	987,940
NextEra Energy Capital Holdings, Inc.
41,000	6.051		03/01/25	41,170

				3,158,887

Energy – 0.1%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
373,000	1.231		12/15/23	368,097

Food and Beverage – 0.3%
Kellogg Co.
1,542,000	2.650		12/01/23	1,529,602

Insurance – 2.7%
Corebridge Global Funding(a)(b)
(SOFR + 0.380%)
1,390,000	5.598		12/15/23	1,389,501
Jackson National Life Global Funding(a)(b)
(SOFR + 1.150%)
3,651,000	6.404		06/28/24	3,652,141
MassMutual Global Funding II
(SOFR + 0.360%)
786,000	5.650	(a)(b)	04/12/24	785,046
(SOFR + 0.980%)
774,000	6.280	(a)(b)	07/10/26	774,525
New York Life Global Funding(a)(b)
(SOFRINDX + 0.610%)
219,000	5.924		04/21/25	218,706
Pacific Life Global Funding II
(SOFRINDX + 0.860%)
1,004,000	6.081	(a)(b)	06/16/25	1,006,229
(SOFRINDX + 1.050%)
4,500,000	6.383	(a)(b)	07/28/26	4,515,446

Corporate Obligations – (continued)
Insurance – (continued)
Principal Life Global Funding II(a)(b)
(SOFR + 0.900%)
2,340,000	6.233		08/28/25	2,339,824
Protective Life Global Funding(a)(b)
(SOFR + 0.980%)
551,000	6.234		03/28/25	552,262

				15,233,680

REITs and Real Estate – 0.2%
Public Storage Operating Co.(a) (SOFR + 0.470%)
1,385,000	5.786		04/23/24	1,384,812

Technology – 0.1%
Hewlett Packard Enterprise Co.
785,000	5.900		10/01/24	786,404
Take-Two Interactive Software, Inc.
23,000	3.300		03/28/24	22,643

				809,047

TOTAL CORPORATE OBLIGATIONS
(Cost $84,775,806)				$84,781,197

U.S. Treasury Notes – 5.6%(c)
U.S. Treasury Floating Rate Notes (3M USD T-Bill + 0.309%)
$10,803,600	5.553%		10/31/24	$10,812,683
1,215,400	5.582		04/30/25	1,215,747
U.S. Treasury Notes
8,149,000	3.875		03/31/25	8,001,299
4,322,000	3.875		04/30/25	4,243,157
3,460,400	4.625		06/30/25	3,441,071
4,092,700	4.750		07/31/25	4,081,509

TOTAL U.S. TREASURY NOTES
(Cost $31,914,542)				$31,795,466

Certificate of Deposits – 4.6%(c)
Banco Santander SA (SOFR + 0.490%)
$2,000,000	5.790%		02/09/24	$2,000,180
Bayerische Landesbank/New York
2,204,000	5.810		03/08/24	2,202,854
BNP Paribas
2,403,000	5.425		02/16/24	2,397,906
Commonwealth Bank of Australia (SOFR + 0.400%)
11,000	5.700		01/29/24	11,004
Cooperatieve Rabobank UA (SOFR + 0.490%)
2,635,000	5.790		03/21/24	2,636,528
Landesbank Baden-Wuerttemberg/New York
2,437,000	5.215		01/17/24	2,431,273
Lloyds Bank Corporate Markets PLC (SOFR + 0.670%)
1,293,000	5.970		08/14/24	1,294,098
Mizuho Bank Ltd. (SOFR + 0.180%)
65,000	5.480		09/05/23	65,000
Natixis NY
2,000,000	0.000	(d)	07/25/24	2,000,680

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Certificate of Deposits – (continued)
Nordea Bank Abp (SOFR + 0.610%)
$11,000	5.910%	01/04/24	$11,013
Royal Bank of Canada (SOFR + 0.700%)
968,000	6.000	03/27/24	969,713
Standard Chartered Bank (SOFR + 0.640%)
2,388,000	5.940	02/20/24	2,390,483
Sumitomo Mitsui Banking Corp. (SOFR + 0.700%)
3,295,000	6.000	08/14/24	3,295,817
Svenska Handelsbanken (SOFR + 0.570%)
1,884,000	5.870	01/09/24	1,886,091
Toronto Dominion Bank
1,633,000	5.510	04/03/24	1,635,343
1,282,000	5.820	05/23/24	1,280,731

TOTAL CERTIFICATE OF DEPOSITS
(Cost $26,509,320)			$26,508,714

U.S. Government Agency Obligations – 1.2%(c)
Federal Farm Credit Banks Funding Corp. (SOFR + 0.160%)
$193,000	5.460%	08/04/25	$193,010
Federal Farm Credit Banks Funding Corp. (SOFR + 0.125%)
157,000	5.425	02/04/25	157,005
Federal Farm Credit Banks Funding Corp. (SOFR + 0.145%)
123,000	5.445	04/28/25	123,014
Federal Farm Credit Banks Funding Corp. (FEDL01 + 0.155%)
101,000	5.485	06/27/25	101,024
Federal Farm Credit Banks Funding Corp. (SOFR + 0.115%)
58,000	5.415	12/03/24	57,993
Federal Farm Credit Banks Funding Corp. (FCPR DLY + -3.010%)
29,000	5.490	08/07/25	28,993
Federal Farm Credit Banks Funding Corp. (SOFR + 0.200%)
25,000	5.500	12/05/24	25,020
Federal Home Loan Banks
4,780,000	5.340	04/23/24	4,766,459
Federal Home Loan Banks (SOFR + 0.310%)
160,000	5.455	07/08/25	160,004
335,000	5.455	08/22/25	334,872
Federal Home Loan Banks (SOFR + 0.150%)
300,000	5.450	05/28/25	300,023
Federal Home Loan Banks (SOFR + 0.120%)
100,000	5.420	01/03/25	100,011
Federal Home Loan Banks (SOFR + 0.125%)
100,000	5.425	02/03/25	100,003
Federal Home Loan Banks (SOFR + 0.135%)
100,000	5.435	05/02/25	99,988
Federal Home Loan Banks (SOFR + 0.160%)
65,000	5.460	08/08/25	65,003
Federal Home Loan Banks (SOFR + 0.115%)
50,000	5.415	11/06/24	50,003

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,676,021)			$6,662,425

Shares	Dividend Rate	Value

Investment Company – 0.3%(e)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,456,006	5.234%	$1,456,006
(Cost $1,456,006)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 6.2%
Commercial Paper – 6.2%
Bank of Montreal
$1,211,000	5.920%	09/02/24	$1,210,904
Bank of Nova Scotia
2,951,000	5.580	02/09/24	2,875,779
Bayer Corp.
1,200,000	6.231	07/08/24	1,138,440
3,000,000	6.231	07/09/24	2,845,650
BofA Securities, Inc.
964,000	5.440	02/08/24	961,956
Collateralized Commercial Paper FLEX Co. LLC
2,861,000	5.920	02/28/24	2,861,658
Credit Suisse First Boston
1,949,000	7.117	11/02/23	1,930,777
DNB Bank
3,236,000	5.841	07/31/24	3,068,343
Equitable Short Term Funding LLC
1,500,000	5.944	07/08/24	1,427,580
Federation des Caisses Desjardins du Quebec
2,365,000	5.452	02/14/24	2,303,936
Glencore Funding LLC
2,174,000	6.031	02/01/24	2,120,368
HSBC Bank USA NA(a) (SOFR + 0.610%)
1,000,000	5.910	04/26/24	1,000,730
HSBC USA Inc.
1,130,000	6.484	05/20/24	1,080,823
1,053,000	6.219	05/24/24	1,006,426
ING (US) Funding Corp
825,000	5.956	04/01/24	797,445
JP Morgan Securities LLC
994,000	5.960	08/02/24	994,354
Lloyds Bank Corporate Markets PLC
900,000	6.094	04/08/24	869,175
Macquarie Bank
1,725,000	5.570	02/15/24	1,726,000
Nordea Bank Abp(a)(b) (SOFR + 0.450%)
1,238,000	5.749	01/18/27	1,238,693
Skandinaviska Enskilda Banken AB
1,900,000	5.950	05/31/24	1,901,957
998,000	5.880	08/02/24	997,544
Societe Generale SA
1,355,000	5.413	02/09/24	1,321,057

TOTAL SHORT-TERM INVESTMENTS
(Cost $35,678,679)			$35,679,595

TOTAL INVESTMENTS – 99.5%
(Cost $573,164,091)			$568,932,494

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			3,376,499

NET ASSETS – 100.0%			$572,308,993

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Represents an affiliated issuer.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

August 31, 2023

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $53,792,125, $103,471,231, $128,080,755 and $9,313,342, respectively)	$50,393,607	$98,479,122	$110,472,852	$9,046,635

Investments in affiliated issuers, at value (cost $255,051, $1,043,475, $536,220 and $—, respectively)	255,051	1,043,475	536,220	—

Cash	64,871	58,516	50,001	42,339

Foreign currency, at value (cost $107, $—, $— and $—, respectively)	112	—	—	—

Receivables:

Dividends and interest	763,833	1,597,277	94,805	92,084

Investments sold	—	—	—	297,970

Fund shares sold	—	4,303,637	—	—

Reimbursement from investment adviser	—	—	—	16,502

Total assets	51,477,474	105,482,027	111,153,878	9,495,530

Liabilities:

Payables:

Management fees	16,842	27,694	11,204	—

Investments purchased	—	4,205,662	—	293,550

Fund shares redeemed	—	1,295	—	—

Total liabilities	16,842	4,234,651	11,204	293,550

Net Assets:

Paid-in capital	59,656,409	109,313,052	133,525,088	9,692,603

Total distributable loss	(8,195,777)	(8,065,676)	(22,382,414)	(490,623)

NET ASSETS	$51,460,632	$101,247,376	$111,142,674	$9,201,980
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,300,000	2,350,000	2,300,000	200,000

Net asset value per share:	$39.59	$43.08	$48.32	$46.01

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued)

August 31, 2023

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $750,937,865, $6,013,943,464, $546,614,395 and $571,708,085, respectively)	$673,621,775	$6,012,734,133	$515,576,846	$567,476,488

Investments in affiliated issuers, at value (cost $1,389,970, $—, $45,185,528 and $1,456,006, respectively)	1,389,970	—	45,185,528	1,456,006

Cash	51,338	18,267,931	7,671,389	680,041

Receivables:

Fund shares sold	55,724,627	60,041,396	—	—

Dividends and interest	7,785,160	70,615	2,579,889	3,144,810

Investments sold	—	15,008,883	25,777,793	198,976

Collateral on certain derivative contracts	—	—	260,000	—

Total assets	738,572,870	6,106,122,958	597,051,445	572,956,321

Liabilities:

Payables:

Investments purchased	55,658,665	77,318,090	78,686,039	568,972

Management fees	73,685	578,290	51,813	78,356

Fund shares redeemed	—	15,010,349	—	—

Forward sale contract, at value (proceeds received $–, $–, $25,777,793 and $–)	—	—	25,680,859	—

Total liabilities	55,732,350	92,906,729	104,418,711	647,328

Net Assets:

Paid-in capital	766,932,292	6,000,314,049	556,101,479	577,075,058

Total distributable earnings (loss)	(84,091,772)	12,902,180	(63,468,745)	(4,766,065)

NET ASSETS	$682,840,520	$6,013,216,229	$492,632,734	$572,308,993
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	15,300,000	60,090,000	12,050,000	11,450,000

Net asset value per share:	$44.63	$100.07	$40.88	$49.98

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF
Investment income:

Interest	$2,835,155	$7,442,384	$2,594,153	$233,715

Dividends from Affiliated Underlying Funds	10,344	65,895	14,605	456

Total investment income	2,845,499	7,508,279	2,608,758	234,171

Expenses:

Management fees	185,479	375,372	126,534	—

Trustee fees	19,539	28,221	28,627	10,069

Total expenses	205,018	403,593	155,161	10,069

Less — expense reductions	(103,665)	(2,766)	(572)	(25)

Net expenses	101,353	400,827	154,589	10,044

NET INVESTMENT INCOME	2,744,146	7,107,452	2,454,169	224,127

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(598,489)	(1,537,579)	(5,216,590)	(90,151)

In-kind redemptions	(391,630)	(8,514,627)	(4,696,766)	(734,944)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	802,190	11,327,064	1,518,317	683,678

Foreign currency translations	5	—	—	—

Net realized and unrealized gain (loss)	(187,924)	1,274,858	(8,395,039)	(141,417)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,556,222	$8,382,310	$(5,940,870)	$82,710

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Investment income:

Interest	$21,539,863	$209,636,255	$13,323,797	$23,524,441

Dividends from Affiliated Underlying Funds	75,243	—	2,560,135	468,432

Total investment income	21,615,106	209,636,255	15,883,932	23,992,873

Expenses:

Management fees	779,468	6,699,821	591,536	1,051,424

Trustee fees	39,683	120,655	35,579	37,653

Total expenses	819,151	6,820,476	627,115	1,089,077

Less — expense reductions	(2,877)	(974,746)	(102,427)	(235,958)

Net expenses	816,274	5,845,730	524,688	853,119

NET INVESTMENT INCOME	20,798,832	203,790,525	15,359,244	23,139,754

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,811,388)	(7,344,918)	(23,783,112)	(1,318,987)

In-kind redemptions	(32,226,204)	(1,857,001)	(283,693)	—

Short sales	—	—	831,523	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	13,508,820	3,865,995	295,470	1,300,628

Forward Sales Contracts	—	—	96,934	—

Net realized and unrealized loss	(21,528,772)	(5,335,924)	(22,842,878)	(18,359)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(729,940)	$198,454,601	$(7,483,634)	$23,121,395

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access Emerging Markets USD Bond ETF		Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2023	For the Period February 15, 2022* to August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$2,744,146	$1,656,363	$7,107,452	$8,411,692

Net realized loss	(990,119)	(7,031,328)	(10,052,206)	(7,310,869)

Net change in unrealized gain (loss)	802,195	(4,200,708)	11,327,064	(22,228,548)

Net increase (decrease) in net assets resulting from operations	2,556,222	(9,575,673)	8,382,310	(21,127,725)

Distributions to shareholders:

From distributable earnings	(2,675,655)	(1,465,872)	(7,421,417)	(8,962,167)

From share transactions:

Proceeds from sales of shares	29,017,966	80,817,061	63,776,945	114,021,025

Cost of shares redeemed	(9,900,147)	(37,313,270)	(97,999,816)	(181,256,065)

Net increase (decrease) in net assets resulting from share transactions	19,117,819	43,503,791	(34,222,871)	(67,235,040)

TOTAL INCREASE (DECREASE)	18,998,386	32,462,246	(33,261,978)	(97,324,932)

Net assets:

Beginning of period	$32,462,246	$—	$134,509,354	$231,834,286

End of period	$51,460,632	$32,462,246	$101,247,376	$134,509,354

*	Commencement of operations.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Inflation Protected USD Bond ETF		Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$2,454,169	$11,658,250	$224,127	$266,263

Net realized loss	(9,913,356)	(883,447)	(825,095)	(568,392)

Net change in unrealized gain (loss)	1,518,317	(22,100,414)	683,678	(1,047,201)

Net increase (decrease) in net assets resulting from operations	(5,940,870)	(11,325,611)	82,710	(1,349,330)

Distributions to shareholders:

From distributable earnings	(4,179,323)	(10,540,936)	(224,601)	(290,343)

From share transactions:

Proceeds from sales of shares	21,918,076	93,221,061	4,638,826	9,666,322

Cost of shares redeemed	(66,027,253)	(52,293,928)	(11,557,399)	(21,931,891)

Net increase (decrease) in net assets resulting from share transactions	(44,109,177)	40,927,133	(6,918,573)	(12,265,569)

TOTAL INCREASE (DECREASE)	(54,229,370)	19,060,586	(7,060,464)	(13,905,242)

Net assets:

Beginning of year	$165,372,044	$146,311,458	$16,262,444	$30,167,686

End of year	$111,142,674	$165,372,044	$9,201,980	$16,262,444

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF		Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$20,798,832	$18,155,167	$203,790,525	$11,318,812

Net realized loss	(35,037,592)	(23,226,589)	(9,201,919)	(4,211,303)

Net change in unrealized gain (loss)	13,508,820	(114,811,678)	3,865,995	(5,114,563)

Net increase (decrease) in net assets resulting from operations	(729,940)	(119,883,100)	198,454,601	1,992,946

Distributions to shareholders:

From distributable earnings	(20,409,959)	(18,399,303)	(182,430,853)	(6,806,393)

From share transactions:

Proceeds from sales of shares	313,013,296	311,310,364	5,065,135,094	2,207,541,510

Cost of shares redeemed	(243,562,494)	(314,616,517)	(2,155,004,089)	(973,326,888)

Net increase (decrease) in net assets resulting from share transactions	69,450,802	(3,306,153)	2,910,131,005	1,234,214,622

TOTAL INCREASE (DECREASE)	48,310,903	(141,588,556)	2,926,154,753	1,229,401,175

Net assets:

Beginning of year	$634,529,617	$776,118,173	$3,087,061,476	$1,857,660,301

End of year	$682,840,520	$634,529,617	$6,013,216,229	$3,087,061,476

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access U.S. Aggregate Bond ETF		Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$15,359,244	$4,477,355	$23,139,754	$4,094,472

Net realized loss	(23,235,282)	(11,130,499)	(1,318,987)	(195,941)

Net change in unrealized gain (loss)	392,404	(30,653,086)	1,300,628	(6,100,886)

Net increase (decrease) in net assets resulting from operations	(7,483,634)	(37,306,230)	23,121,395	(2,202,355)

Distributions to shareholders:

From distributable earnings	(14,281,841)	(3,918,777)	(22,160,976)	(4,021,476)

From share transactions:

Proceeds from sales of shares	89,594,586	254,499,846	261,247,087	290,217,807

Cost of shares redeemed	(8,300,985)	—	(193,095,071)	(111,670,925)

Net increase in net assets resulting from share transactions	81,293,601	254,499,846	68,152,016	178,546,882

TOTAL INCREASE	59,528,126	213,274,839	69,112,435	172,323,051

Net assets:

Beginning of year	$433,104,608	$219,829,769	$503,196,558	$330,873,507

End of year	$492,632,734	$433,104,608	$572,308,993	$503,196,558

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access Emerging Markets USD Bond ETF
	For the Fiscal Year Ended August 31, 2023	For the Period February 15, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$40.58	$49.68

Net investment income(a)	2.40	1.33

Net realized and unrealized loss	(1.02)	(9.29)

Total gain (loss) from investment operations	1.38	(7.96)

Distributions to shareholders from net investment income	(2.37)	(1.14)

Net asset value, end of period	$39.59	$40.58

Market price, end of period	$39.64	$40.13

Total Return at Net Asset Value(b)	3.54%	(16.11)%

Net assets, end of period (in 000’s)	$51,461	$32,462

Ratio of net expenses to average net assets	0.22%	0.00	%(c)

Ratio of total expenses to average net assets	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	6.02%	5.67	%(c)

Portfolio turnover rate(d)	8%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$42.70	$50.40	$49.29	$49.42	$48.86

Net investment income(a)	2.55	2.21	2.24	2.49	2.75

Net realized and unrealized gain (loss)	0.39	(7.63)	1.15	(0.15)	0.61

Total gain (loss) from investment operations	2.94	(5.42)	3.39	2.34	3.36

Distributions to shareholders from net investment income	(2.56)	(2.28)	(2.28)	(2.47)	(2.80)

Net asset value, end of year	$43.08	$42.70	$50.40	$49.29	$49.42

Market price, end of year	$43.04	$42.28	$50.38	$49.23	$49.24

Total Return at Net Asset Value(b)	7.13%	(11.07)%	7.05%	4.94%	7.20%

Net assets, end of year (in 000’s)	$101,247	$134,509	$231,834	$150,347	$76,602

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.34%	0.34%

Ratio of net investment income to average net assets	5.99%	4.69%	4.49%	5.15%	5.67%

Portfolio turnover rate(c)	14%	15%	22%	22%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31,				For the Period October 2, 2018* to August 31, 2019
	2023	2022	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$51.68	$58.52	$56.96	$53.11	$50.00

Net investment income(a)	0.93	3.70	2.85	0.33	1.27

Net realized and unrealized gain (loss)	(2.78)	(7.14)	0.30	4.18	2.98

Total gain (loss) from investment operations	(1.85)	(3.44)	3.15	4.51	4.25

Distributions to shareholders from net investment income	(1.51)	(3.40)	(1.59)	(0.61)	(1.14)

Distributions to shareholders from net realized gains	—	—	—	(0.04)	—

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions to shareholders	(1.51)	(3.40)	(1.59)	(0.66)	(1.14)

Net asset value, end of period	$48.32	$51.68	$58.52	$56.96	$53.11

Market price, end of period	$48.36	$51.64	$58.54	$57.00	$53.08

Total Return at Net Asset Value(b)	(3.64)%	(6.08)%	5.62%	8.57%	8.61%

Net assets, end of period (in 000’s)	$111,143	$165,372	$146,311	$31,330	$7,966

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12	%(c)

Ratio of net investment income to average net assets	1.90%	6.63%	4.96%	0.61%	2.74	%(c)

Portfolio turnover rate(d)	30%	18%	56%	43%	36%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31,			For the Period July 7, 2020* to August 31, 2020
	2023	2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$46.46	$50.28	$50.21	$49.89

Net investment income(a)	1.43	0.62	0.41	0.06

Net realized and unrealized gain (loss)	(0.47)	(3.77)	0.14	0.29

Total gain (loss) from investment operations	0.96	(3.15)	0.55	0.35

Distributions to shareholders from net investment income	(1.41)	(0.67)	(0.48)	(0.03)

Net asset value, end of period	$46.01	$46.46	$50.28	$50.21

Market price, end of period	$46.03	$46.38	$50.30	$50.28

Total Return at Net Asset Value(b)	2.11%	(6.30)%	1.10%	0.70%

Net assets, end of period (in 000’s)	$9,202	$16,262	$30,168	$27,617

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	3.12%	1.27%	0.82%	0.73	%(c)

Portfolio turnover rate(d)	37%	45%	32%	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$45.81	$55.24	$55.39	$52.87	$48.31

Net investment income(a)	1.59	1.27	1.26	1.59	1.74

Net realized and unrealized gain (loss)	(1.23)	(9.43)	(0.14)	2.54	4.52

Total gain (loss) from investment operations	0.36	(8.16)	1.12	4.13	6.26

Distributions to shareholders from net investment income	(1.54)	(1.27)	(1.27)	(1.61)	(1.70)

Net asset value, end of year	$44.63	$45.81	$55.24	$55.39	$52.87

Market price, end of year	$44.63	$45.61	$55.19	$55.47	$52.90

Total Return at Net Asset Value(b)	0.84%	(14.96)%	2.07%	7.95%	13.35%

Net assets, end of year (in 000’s)	$682,841	$634,530	$776,118	$642,578	$526,049

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	3.55%	2.50%	2.30%	3.00%	3.54%

Portfolio turnover rate(c)	5%	12%	11%	9%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$99.84	$100.09	$100.44	$100.38	$100.16

Net investment income (loss)(a)	4.17	0.52	(0.02)	1.13	2.23

Net realized and unrealized gain (loss)	(0.26)	(0.51)	(0.01)	0.29	0.15

Total gain (loss) from investment operations	3.91	0.01	(0.03)	1.42	2.38

Distributions to shareholders from net investment income	(3.68)	(0.26)	(0.27)	(1.36)	(2.16)

Distributions to shareholders from return of capital	—	—	(0.05)	—	—

Total distributions to shareholders	(3.68)	(0.26)	(0.32)	(1.36)	(2.16)

Net asset value, end of year	$100.07	$99.84	$100.09	$100.44	$100.38

Market price, end of year	$100.12	$99.88	$100.08	$100.45	$100.40

Total Return at Net Asset Value(b)	3.99%	0.01%	(0.03)%	1.42%	2.40%

Net assets, end of year (in 000’s)	$6,013,216	$3,087,061	$1,857,660	$3,045,396	$3,174,026

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income (loss) to average net assets	4.18%	0.52%	(0.02)%	1.13%	2.22%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Aggregate Bond ETF
	For the Fiscal Year Ended August 31,		For the Period September 8, 2020* to August 31, 2021
	2023	2022
Per Share Operating Performance:

Net asset value, beginning of period	$42.88	$49.40	$50.03

Net investment income(a)	1.42	0.67	0.37

Net realized and unrealized loss	(2.10)	(6.62)	(0.63)

Total loss from investment operations	(0.68)	(5.95)	(0.26)

Distributions to shareholders from net investment income	(1.32)	(0.57)	(0.37)

Net asset value, end of period	$40.88	$42.88	$49.40

Market price, end of period	$40.99	$42.93	$49.38

Total Return at Net Asset Value(b)	(1.58)%	(12.12)%	(0.52)%

Net assets, end of period (in 000’s)	$492,633	$433,105	$219,827

Ratio of net expenses to average net assets	0.12%	0.10%	0.11	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	3.43%	1.48%	0.77	%(c)

Portfolio turnover rate(d)	481%	522%	525%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31,				For the Period April 15, 2019* to August 31, 2019
	2023	2022	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$49.95	$50.71	$50.77	$50.49	$50.00

Net investment income(a)	2.12	0.49	0.28	0.73	0.52

Net realized and unrealized gain (loss)	(0.05)	(0.79)	0.02	0.42	0.34

Total gain (loss) from investment operations	2.07	(0.30)	0.30	1.15	0.86

Distributions to shareholders from net investment income	(2.04)	(0.46)	(0.36)	(0.87)	(0.37)

Net asset value, end of period	$49.98	$49.95	$50.71	$50.77	$50.49

Market price, end of period	$49.99	$49.95	$50.71	$50.78	$50.51

Total Return at Net Asset Value(b)	4.25%	(0.58)%	0.59%	2.28%	1.75%

Net assets, end of period (in 000’s)	$572,309	$503,197	$330,874	$149,765	$15,148

Ratio of net expenses to average net assets	0.16%	0.15%	0.16%	0.16%	0.16	%(c)

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	4.25%	0.98%	0.55%	1.45%	2.72	%(c)

Portfolio turnover rate(d)	76%	37%	51%	63%	66%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access Emerging Markets USD Bond ETF (“Access Emerging Markets USD Bond ETF”)	Diversified
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (“Access Investment Grade Corporate 1-5 Year Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (“Access Treasury 0-1 Year ETF”)	Diversified
Goldman Sachs Access U.S. Aggregate Bond ETF (“Access U.S. Aggregate Bond ETF”)	Diversified
Goldman Sachs Access Ultra Short Bond ETF (“Access Ultra Short Bond ETF”)	Diversified

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Emerging Markets USD Bond ETF, Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For treasury inflation protected securities, adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2023:

ACCESS EMERGING MARKETS USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$42,949,004	$—

Corporate Obligations	—	7,444,603	—

Investment Company	255,051	—	—

Total	$255,051	$50,393,607	$—

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$92,314,782	$—

Foreign Bonds	—	6,164,340	—

Investment Company	1,043,475	—	—

Total	$1,043,475	$98,479,122	$—

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$110,472,852	$—	$—

Investment Company	536,220	—	—

Total	$111,009,072	$—	$—

ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$7,497,114	$—

Foreign Bonds	—	1,549,521	—

Total	$—	$9,046,635	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$541,179,138	$—

Foreign Bonds	—	132,442,637	—

Investment Company	1,389,970	—	—

Total	$1,389,970	$673,621,775	$—

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$5,752,215,364	$—	$—

U.S. Treasury Notes	260,518,769	—	—

Total	$6,012,734,133	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS U.S. AGGREGATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Notes	$157,549,320	$—	$—

Mortgage-Backed Securities	—	155,145,959	—

Corporate Obligations	—	101,224,016	—

U.S. Treasury Bonds	42,987,242	—	—

Foreign Corporate Debt	—	25,351,586	—

U.S. Treasury Obligations	22,160,639	—	—

Sovereign Debt Obligations	204,586	10,953,498	—

Investment Company	45,185,528	—	—

Total	$268,087,315	$292,675,059	$—

Liabilities

Forward Sales Contracts	$—	$(25,680,859)	$—

ACCESS ULTRA SHORT BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Asset- Backed Securities	$—	$148,997,729	$—

Mortgage-Backed Securities	—	134,874,924	—

Foreign Corporate Debt	—	98,176,438	—

Corporate Obligations	—	84,781,197	—

Commercial Paper	—	35,679,595	—

U.S. Treasury Notes	31,795,466	—	—

U.S. Government Agency Obligations	—	6,662,425	—

Investment Company	1,456,006	—	—

Certificate of Deposits	—	26,508,714	—

Total	$33,251,472	$535,681,022	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and

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Notes to Financial Statements (continued)

August 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2023, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access Emerging Markets USD Bond ETF	0.45%	0.22%
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14%	0.14%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%
Access U.S. Aggregate Bond ETF	0.14%	0.12%
Access Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.39%, 0.12%, and 0.16% as an annual percentage rate of average daily net assets of the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF, and Access Ultra Short Bond ETF, respectively. These arrangements will remain in effect through at least December 29, 2023 for Access Treasury 0-1 Year ETF and Access Ultra Short Bond ETF and through at least February 17, 2025 for Access Emerging Markets USD Bond ETF and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. Prior to February 17, 2023, GSAM agreed to waive 100% of its management fee of the Access Emerging Markets USD Bond ETF. For the fiscal year ended August 31, 2023, GSAM waived $103,665, $974,746 and $217,815 of the Funds’ management fees for the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively.

The Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Access High Yield Corporate Bond ETF	$2,766
Access Inflation Protected USD Bond ETF	572
Access Investment Grade Corporate 1-5 Year Bond ETF	25
Access Investment Grade Corporate Bond ETF	2,877
Access U.S. Aggregate Bond ETF	102,427
Access Ultra Short Bond ETF	18,143

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
Access Emerging Markets USD Bond ETF	$483,412	$3,164,341	$(3,392,702)	$255,051	$255,051	$10,344
Access High Yield Corporate Bond ETF	3,157,357	15,548,490	(17,662,372)	1,043,475	1,043,475	65,895
Access Inflation Protected USD Bond ETF	350,717	4,939,299	(4,753,796)	536,220	536,220	14,605
Access Investment Grade Corporate 1-5 Year Bond ETF	155,769	239,961	(395,730)	—	—	456
Access Investment Grade Corporate Bond ETF	1,956,966	34,207,707	(34,774,703)	1,389,970	1,389,970	75,243
Access U.S. Aggregate Bond ETF	99,745,844	69,852,001	(124,412,317)	45,185,528	45,185,528	2,560,135
Access Ultra Short Bond ETF	4,270,757	446,255,166	(449,069,917)	1,456,006	1,456,006	468,432

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Period February 15, 2022* through August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	750,000	$28,984,486	1,700,000	$80,549,718
Shares Redeemed	(250,000)	(9,894,477)	(900,000)	(37,275,101)

NET INCREASE IN SHARES	500,000	$19,090,009	800,000	$43,274,617
* Commencement of operations.

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Notes to Financial Statements (continued)

August 31, 2023

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,500,000	$63,759,385	2,450,000	$114,019,983
Shares Redeemed	(2,300,000)	(97,932,564)	(3,900,000)	(181,106,517)

NET INCREASE/(DECREASE) IN SHARES	(800,000)	$(34,173,179)	(1,450,000)	$(67,086,534)

	Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	450,000	$21,918,076	1,625,000	$93,221,061
Shares Redeemed	(1,350,000)	(66,027,253)	(925,000)	(52,293,928)

NET INCREASE/(DECREASE) IN SHARES	(900,000)	$(44,109,177)	700,000	$40,927,133

	Access Investment Grade Corporate 1-5 Year Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	100,000	$4,636,503	200,000	$9,653,124
Shares Redeemed	(250,000)	(11,557,166)	(450,000)	(21,925,146)

NET INCREASE/(DECREASE) IN SHARES	(150,000)	$(6,920,663)	(250,000)	$(12,272,022)

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,950,000	$312,852,286	6,200,000	$311,310,364
Shares Redeemed	(5,500,000)	(243,392,273)	(6,400,000)	(314,616,517)

NET INCREASE/(DECREASE) IN SHARES	1,450,000	$69,460,013	(200,000)	$(3,306,153)

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,760,000	$5,065,129,680	22,100,000	$2,207,541,510
Shares Redeemed	(21,590,000)	(2,155,003,879)	(9,740,000)	(973,326,888)

NET INCREASE IN SHARES	29,170,000	$2,910,125,801	12,360,000	$1,234,214,622

	Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,150,000	$89,552,204	5,650,000	$254,499,846
Shares Redeemed	(200,000)	(8,270,935)	—	—

NET INCREASE IN SHARES	1,950,000	$81,281,269	5,650,000	$254,499,846

	Access Ultra Short Bond ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	5,250,000	$261,247,087	5,775,000	$290,217,807
Shares Redeemed	(3,875,000)	(193,095,071)	(2,225,000)	(111,670,925)

NET INCREASE IN SHARES	1,375,000	$68,152,016	3,550,000	$178,546,882

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Notes to Financial Statements (continued)

August 31, 2023

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2023, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Access Emerging Markets USD Bond ETF	$—	$32,271,215	$—	$3,502,945
Access High Yield Corporate Bond ETF	—	79,666,430	—	16,353,404
Access Inflation Protected USD Bond ETF	38,533,702	—	40,525,584	—
Access Investment Grade Corporate 1-5 Year Bond ETF	—	7,314,223	—	2,745,800
Access Investment Grade Corporate Bond ETF	—	329,850,597	—	29,084,305
Access U.S. Aggregate Bond ETF	229,152,486	2,012,253,672	188,732,658	1,938,749,584
Access Ultra Short Bond ETF	49,433,991	329,439,290	33,129,432	314,641,430

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2023, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases	Sales
Access Emerging Markets USD Bond ETF	$—	$9,785,342
Access High Yield Corporate Bond ETF	—	95,617,321
Access Inflation Protected USD Bond ETF	21,817,347	65,847,951
Access Investment Grade Corporate 1-5 Year Bond ETF	—	11,278,974
Access Investment Grade Corporate Bond ETF	—	229,136,278
Access U.S. Aggregate Bond ETF	—	4,443,919

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 was as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$2,675,655	$7,421,417	$4,179,323	$224,601	$20,409,959	$182,430,853	$14,281,841	$22,160,976
Total taxable distributions	2,675,655	7,421,417	4,179,323	224,601	20,409,959	182,430,853	14,281,841	22,160,976
Return of Capital	$—	$—	$—	$—	$—	$—	$—	$—

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7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$1,465,872	$8,962,167	$10,540,936	$290,343	$18,399,303	$6,806,393	$3,918,777	$4,021,476
Total taxable distributions	1,465,872	8,962,167	10,540,936	290,343	18,399,303	6,806,393	3,918,777	4,021,476
Return of Capital	$—	$—	$—	$—	$—	$—	$—	$—

As of August 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Undistributed ordinary income — net	$260,726	$542,646	$354,507	$32,773	$2,162,990	$25,025,838	$2,010,010	$2,709,490
Total undistributed earnings	$260,726	$542,646	$354,507	$32,773	$2,162,990	$25,025,838	$2,010,010	$2,709,490
Capital loss carryforwards:
Perpetual Short-Term	$(4,719,239)	$(1,711,525)	$(926,084)	$(43,914)	$(2,764,880)	$(5,045,995)	$(16,536,773)	$(1,050,052)
Perpetual Long-Term	—	(158,574)	(1,048,175)	(108,292)	(2,529,605)	—	(4,356,844)	(326,419)
Timing differences (Post-October Capital Loss Deferral)	(338,513)	(1,489,472)	(3,009,073)	(100,634)	(2,846,078)	(5,815,184)	(13,375,400)	(1,853,131)
Unrealized gains (losses) — net	(3,398,751)	(5,248,751)	(17,753,589)	(270,556)	(78,114,199)	(1,262,479)	(31,209,738)	(4,245,951)
Total accumulated earnings (losses) net	$(8,195,777)	$(8,065,676)	$(22,382,414)	$(490,623)	$(84,091,772)	$12,902,180	$(63,468,745)	$(4,766,063)

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bonds ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Tax Cost	$54,047,414	$104,771,348	$128,762,661	$9,317,191	$753,125,944	$6,013,996,612	$592,069,046	$573,178,445
Gross unrealized gain	681,153	1,025,253	—	4,047	70,076	455,957	679,249	717,338
Gross unrealized loss	(4,079,904)	(6,274,004)	(17,753,589)	(274,603)	(78,184,275)	(1,718,436)	(31,888,987)	(4,963,289)
Net unrealized gains (losses) on securities	$(3,398,751)	$(5,248,751)	$(17,753,589)	$(270,556)	$(78,114,199)	$(1,262,479)	$(31,209,738)	$(4,245,951)

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Notes to Financial Statements (continued)

August 31, 2023

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales, and differences in tax treatment of market discount accretion and premium amortization, and inflation protected securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Access Emerging Markets USD Bond ETF	$(413,230)	$413,230
Access High Yield Corporate Bond ETF	$(8,812,970)	$8,812,970
Access Inflation Protected USD Bond ETF	$(6,204,261)	$6,204,261
Access Investment Grade Corporate 1-5 Year Bond ETF	$(735,630)	$735,630
Access Investment Grade Corporate Bond ETF	$(32,328,299)	$32,328,299
Access Treasury 0-1 Year ETF	$(2,034,574)	$2,034,574
Access U.S. Aggregate Bond ETF	$(283,693)	$283,693

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk (each Fund except the Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a

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8. OTHER RISKS (continued)

period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and Cboe BZX and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a

Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or

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Notes to Financial Statements (continued)

August 31, 2023

8. OTHER RISKS (continued)

general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Sampling Risk — The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

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11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF, and Goldman Sachs Access Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF, and Goldman Sachs Access Ultra Short Bond ETF	For the year ended August 31, 2023	For the two years ended August 31, 2023	For each of the periods indicated therein
Goldman Sachs Access Emerging Markets USD Bond ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period February 15, 2022 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended 8/31/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

This example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2023 and held for the entire six months ended August 31, 2023, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access Emerging Markets USD Bond ETF				Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF				Access Investment Grade Corporate 1-5 Year Bond ETF
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*
Actual based on NAV	$1,000	$1,017.16		$2.06	$1,000	$1,044.34		$1.75	$1,000	$1,005.88		$0.60	$1,000	$1,022.39		$0.71
Hypothetical 5% return	1,000	1,023.16	+	2.07	1,000	1,023.50	+	1.73	1,000	1,024.60	+	0.61	1,000	1,024.50	+	0.71
	Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF				Access U.S. Aggregate Bond ETF				Access Ultra Short Bond ETF
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*
Actual based on NAV	$1,000	$1,021.41		$0.71	$1,000	$1,023.93		$0.61	$1,000	$1,007.13		$0.63	$1,000	$1,025.28		$0.80
Hypothetical 5% return	1,000	1,024.50	+	0.71	1,000	1,024.60	+	0.61	1,000	1,024.58	+	0.63	1,000	1,024.41	+	0.80

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access Emerging Markets USD Bond ETF	0.39%
Access High Yield Corporate Bond ETF	0.34
Access Inflation Protected USD Bond ETF	0.12
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14
Access Investment Grade Corporate Bond ETF	0.14
Access Treasury 0-1 Year ETF	0.12
Access U.S. Aggregate Bond ETF	0.12
Access Ultra Short Bond ETF	0.16

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

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Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	69	None

Lawrence W. Stranghoener Age: 69	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

153

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Access Fixed Income ETFs — Tax Information (Unaudited)

During the fiscal year ended August 31, 2022, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF were designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended August 31, 2023, the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF designated 100%, 99.05%, 100%, 100%, 100%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

154

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs MarketBeta® Total International Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
Goldman Sachs North American Pipelines & Power Equity ETF
Goldman Sachs Small Cap Core Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access U.S. Aggregate Bond ETF (the “Funds”) have been developed solely by GSAM. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Access Emerging Markets USD Bond Index, FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index, FTSE US Treasury 0-1 Year Composite Select Index, FTSE Goldman Sachs US Broad Bond Market Index, and FTSE Goldman Sachs US Treasury Index (each, an “Index” and collectively, the “Indexes”) vest in the relevant LSE Group company which owns each Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

Each Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Funds or the suitability of any Index for the purpose to which it is being put by GSAM.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective September 20, 2023

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or Summary Prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the Summary Prospectus, if available, and/or the Prospectus carefully before investing or sending money. The Summary Prospectus, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2023 Goldman Sachs. All rights reserved. 339815-OTU-10/2023 ACFIETFAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF (GEM)
ActiveBeta® Europe Equity ETF (GSEU)
ActiveBeta® International Equity ETF (GSIE)
ActiveBeta® Japan Equity ETF (GSJY)
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (GPAL)
ActiveBeta® U.S. Large Cap Equity ETF (GSLC)
ActiveBeta® U.S. Small Cap Equity ETF (GSSC)
ActiveBeta® World Low Vol Plus Equity ETF (GLOV)

Goldman Sachs ActiveBeta® ETFs

∎	ACTIVEBETA® EMERGING MARKETS EQUITY ETF (GEM)

∎	ACTIVEBETA® EUROPE EQUITY ETF (GSEU)

∎	ACTIVEBETA® INTERNATIONAL EQUITY ETF (GSIE)

∎	ACTIVEBETA® JAPAN EQUITY ETF (GSJY)

∎	ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF (GPAL)

∎	ACTIVEBETA® U.S. LARGE CAP EQUITY ETF (GSLC)

∎	ACTIVEBETA® U.S. SMALL CAP EQUITY ETF (GSSC)

∎	ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF (GLOV)

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

For the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF, Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

For the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, the Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark” as defined by the European Commission Delegated Regulation C(2020)4757. An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects. The Index Provider constructs the Fund’s Index in accordance with a rules-based methodology that involves three steps.

1

INVESTMENT PROCESS

Step 1

In the first step, the following types of issuers are excluded from the constituents of the Solactive US Large Cap Index (the “Reference Index”) per the requirements for an “EU Paris-Aligned Benchmark”: companies involved with controversial weapons or tobacco, companies that violate global norms as indicated by violations of the United Nations Global Compact principles or the Organisation for Economic Co-operation and Development (“OECD”) Guidelines for Multinational Enterprises, and companies that derive more than 50% of revenue from fossil fuel activities or engage in activities that significantly obstruct the United Nations Sustainable Development Goals that correspond to the EU’s six environmental objectives.

In addition, issuers who derive significant revenue from the following activities are excluded (revenue percentages are shown in parentheses): exploration, mining, extraction, distribution or refining of hard coal and lignite (≥ 1%); exploration, extraction, distribution or refining of oil fuels (≥ 10%); exploration, extraction, manufacturing or distribution of gaseous fuels (≥ 50%); and electricity generation with a greenhouse gas (GHG) intensity of more than 100g CO2e/kWh (≥ 50%).

Step 2

In the second step, the ActiveBeta® Factor Subindexes are created from the Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all non-excluded constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The ActiveBeta® Factor Subindexes are combined in equal weights to form the Factor Diversity Portfolio.

Step 3

In the third step, the weights of the individual issuers in the Factor Diversity Portfolio are adjusted upwards and downwards to target the following requirements: a 50-percent reduction in aggregate GHG emissions intensity relative to the Reference Index, where an issuer’s emission intensity is defined as the sum of the issuer’s direct and indirect emissions divided by the issuer’s enterprise value including cash; an inflation-adjusted seven-percent annualized reduction in absolute GHG emissions intensity; non-negative exposure to high carbon impact sectors relative to the Reference Index; and exposure to each of the four factors (value, momentum, quality, and low volatility) that are no lower than the corresponding factor exposures for the Factor Diversity Portfolio. The resulting Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

For the ActiveBeta® World Low Vol Plus Equity ETF, the Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. The Index Provider constructs the Fund’s Index in accordance with a rules-based methodology that involves three steps.

Step 1

In the first step, the individual factor subindex for low volatility (the “ActiveBeta® Low Volatility Factor Subindex”) is created from the constituents of the Solactive GBS Developed Markets Large & Mid Cap Index (the “Reference Index”), a market capitalization-weighted index. To construct the ActiveBeta® Low Volatility Factor Subindex, an equal-weighted index is constructed by equally weighting stocks within sectors by country (e.g. U.S. Financials). The weight of a stock in the reweighted Reference Index is the average of its weight in the Reference Index and its weight in the equal-weighted index. Each constituent is then assigned a “factor score” based on a specified volatility measurement that is a function of the volatility in the daily total stock returns over the past 12 months. Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the ActiveBeta® Low Volatility Factor Subindex relative to the reweighted Reference Index and securities with a factor score that is

2

INVESTMENT PROCESS

below the Cut-off Score receive an underweight in the ActiveBeta® Low Volatility Factor Subindex relative to the reweighted Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the ActiveBeta® Low Volatility Factor Subindex is determined by the performance of its factor score relative to the fixed “Cut-off Score.” The Index includes only long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

In the second step, individual factor subindexes for value, momentum and quality (the “ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex and ActiveBeta® Quality Factor Subindex,” respectively) are created from the constituents of the ActiveBeta® Low Volatility Factor Subindex. To construct each of these subindexes, all constituents in the ActiveBeta® Low Volatility Factor Subindex are assigned a “factor score” based on certain specified measurements (i.e., in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex and securities with a factor score that is below the Cut-off Score receive an underweight the applicable ActiveBeta® Factor Subindex relative to the Active- Beta® Low Volatility Factor Subindex.

Step 3

In the third step, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, and ActiveBeta® Quality Factor Subindex are combined in equal weights to form the Index.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2023, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

3

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 3.50% based on net asset value (“NAV”) and 4.36% based on market price. The Index returned 3.91%, and the MSCI Emerging Markets Index (Net, Unhedged) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 1.25% during the same period.

The Fund had an NAV of $29.42 per share on August 31, 2022 and ended the Reporting Period with an NAV of $29.61 per share. The Fund’s market price on August 31, 2023 was $29.48 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted positive absolute returns that outperformed the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Value and Low Volatility contributed most positively to relative results, followed by Quality. Momentum detracted from results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, consumer staples and financials sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in materials was the only sector to detract from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

From a country perspective, Index constituents in China, India and Taiwan contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Conversely, Index constituents in

4

PORTFOLIO RESULTS

South Africa, Peru and Greece detracted the most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in Chinese car company NIO, Chinese shopping platform Meituan and Chinese e-commerce company JD.com contributed most positively (0.00%[1], 0.80% and 0.38% of Fund net assets as of August 31, 2023, respectively). NIO was not held in the Index during the Reporting Period; Meituan and JD.com each produced a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in Chinese car company Li Auto, Singapore-based travel website Trip.com Group and Chinese e-commerce platform Pinduoduo detracted most (0.00%[1], 0.08% and 0.00% of Fund net assets as of August 31, 2023, respectively). Li Auto posted a single-digit negative return within the Index during the Reporting Period, and Trip.com Group and Pinduoduo each delivered a double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index

Consumer Discretionary	11.91%	11.71%	13.88%
Consumer Staples	11.13	11.52	6.28
Energy	4.82	4.73	5.09
Financials	20.80	20.66	21.82
Health Care	4.88	4.96	3.79
Industrials	5.80	6.24	6.66
Information Technology	20.65	20.47	20.62
Materials	7.38	7.09	7.94
Real Estate	0.99	1.11	1.74
Communication Services	9.08	8.96	9.66
Utilities	2.56	2.55	2.53

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

5

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index

Brazil	5.33%	5.33%	5.32%
Chile	0.65	0.64	0.53
China	31.66	31.17	29.79
Colombia	0.06	0.06	0.10
Czech	0.19	0.19	0.16
Egypt	0.47	0.46	0.09
Greece	0.84	0.83	0.47
Hong Kong	0.00	0.00	0.00
Hungary	0.23	0.22	0.25
India	13.90	13.56	14.86
Indonesia	1.97	1.94	2.02
Korea	12.08	11.97	12.23
Kuwait	0.57	0.61	0.82
Malaysia	0.56	1.39	1.43
Mexico	2.91	2.95	2.81
Peru	0.00	0.00	0.28
Philippines	0.15	0.15	0.61
Poland	0.93	0.87	0.83
Qatar	0.98	0.99	0.91
Saudi Arabia	4.06	3.97	4.21
South Africa	3.62	3.65	3.20
Taiwan	14.74	14.73	15.02
Thailand	1.76	1.78	2.03
Turkey	0.84	0.96	0.72
United Arab Emirates	1.51	1.57	1.32

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

6

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$29.48
Net Asset Value (NAV)[1]	$29.61

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	5.7%	Information Technology	Taiwan
Samsung Electronics Co. Ltd.	3.3	Information Technology	South Korea
Tencent Holdings Ltd.	3.3	Communication Services	China
Alibaba Group Holding Ltd.	2.2	Consumer Discretionary	China
Reliance Industries Ltd.	0.9	Energy	India
Infosys Ltd.	0.8	Information Technology	India
Meituan, Class B	0.8	Consumer Discretionary	China
Vale SA	0.7	Materials	Brazil
China Construction Bank Corp., Class H	0.7	Financials	China
Tata Consultancy Services Ltd.	0.7	Information Technology	India

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 25, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI Emerging Markets Index (Net, Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced September 25, 2015)	3.50%	0.63%	4.59%

Shares based on Market Price (Commenced September 25, 2015)	4.36%	0.61%	4.53%

Goldman Sachs ActiveBeta® Emerging Markets Equity Index	3.91%	0.84%	4.88%

MSCI Emerging Markets Index (Net, Unhedged)	1.25%	0.98%	5.27%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

8

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 24.40% based on net asset value (“NAV”) and 25.14% based on market price. The Index returned 23.57%, and the MSCI Europe Index (Net, Unhedged) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 22.51% during the same period.

The Fund had an NAV of $27.47 per share on August 31, 2022 and ended the Reporting Period with an NAV of $33.11 per share. The Fund’s market price on August 31, 2023 was $33.05 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns that outperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Value and Quality contributed positively to relative results during the Reporting Period. Low Volatility detracted most from relative results during the Reporting Period, followed by Momentum. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, consumer staples and materials sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the financials, communication services and industrials sectors detracted most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., Germany and Sweden contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Conversely, Index constituents in France, Italy and Norway detracted the most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

9

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, underweight positions in Dutch financial services company Adyen and Swiss multinational banking institution Credit Suisse Group and an overweight position in Spanish fashion retailer Industria de Diseno Textil contributed most positively (0.06%, 0.00%[1] and 0.69% of Fund net assets as of August 31, 2023, respectively). Adyen and Credit Suisse Group each generated a double-digit negative return within the Index during the Reporting Period. Industria de Diseno Textil posted a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI Europe Index, an overweight position in Danish shipping and logistics company AP Moller-Maersk and underweight positions in Italian banking and financial services company UniCredit and Swiss investment bank and financial services company UBS Group detracted most (0.30%, 0.42% and 0.51% of Fund net assets as of August 31, 2023, respectively). AP Moller-Maersk posted a single-digit positive return within the Index during the Reporting Period, while UniCredit generated a triple-digit gain and UBS Group delivered a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index

Consumer Discretionary	12.97%	13.43%	11.32%
Consumer Staples	13.44	13.63	12.42
Energy	5.66	5.68	5.95
Financials	16.47	16.10	17.49
Health Care	16.15	16.29	16.10
Industrials	15.96	15.70	14.95
Information Technology	6.46	6.46	6.69
Materials	5.37	5.30	6.94
Real Estate	0.23	0.31	0.81
Communication Services	3.21	3.20	3.12
Utilities	4.07	3.90	4.21

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

10

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index
Austria	0.80%	0.51%	0.28%
Belgium	1.20	1.19	1.48
Denmark	4.90	5.11	4.97
Finland	1.30	1.20	1.34
France	17.20	20.24	18.83
Germany	13.80	14.00	13.07
Ireland	1.00	0.98	1.30
Italy	4.10	4.55	4.00
Netherlands	8.00	6.96	6.71
Norway	1.10	1.27	1.03
Portugal	0.50	0.66	0.32
Spain	4.30	4.51	4.00
Sweden	3.30	3.72	4.76
Switzerland	8.40	14.11	15.54
UK	17.50	20.99	22.38

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

11

FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$33.05
Net Asset Value (NAV)[1]	$33.11

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Novo Nordisk A/S, Class B	2.9%	Health Care	Denmark
Nestle SA	2.7	Consumer Staples	United States
ASML Holding NV	2.2	Information Technology	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	2.1	Consumer Discretionary	France
Roche Holding AG	2.0	Health Care	United States
Novartis AG	1.9	Health Care	Switzerland
AstraZeneca PLC	1.7	Health Care	United Kingdom
Shell PLC	1.6	Energy	Netherlands
TotalEnergies SE	1.3	Energy	France
SAP SE	1.2	Information Technology	Germany

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

ACTIVEBETA® EUROPE EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Europe Equity Index and the MSCI Europe Index (Net, Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Europe Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	24.40%	4.75%	7.08%

Shares based on Market Price (Commenced March 2, 2016)	25.14%	4.77%	7.05%

Goldman Sachs ActiveBeta® Europe Equity Index	23.57%	4.72%	7.08%

MSCI Europe Index (Net, Unhedged)	22.51%	4.87%	6.91%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

13

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 16.40% based on net asset value (“NAV”) and 16.95% based on market price. The Index returned 16.39%, and the MSCI World ex USA Index (Net, Unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 16.45% during the same period.

The Fund had an NAV of $27.64 per share on August 31, 2022 and ended the Reporting Period with an NAV of $31.20 per share. The Fund’s market price on August 31, 2023 was $31.21 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns that closely tracked the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Value contributed positively to relative results during the Reporting Period. Low Volatility and Momentum detracted most from relative results during the Reporting Period, followed by Quality. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, energy and health care sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the consumer staples, materials and financials sectors detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., Sweden and Australia contributed most positively to the Fund’s results relative to the MSCI World ex USA Index

14

PORTFOLIO RESULTS

during the Reporting Period. Conversely, Index constituents in Japan, Canada and France detracted the most from the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, underweight positions in Dutch financial services company Adyen, Swiss multinational banking institution Credit Suisse Group and Australia-based biopharmaceutical company CSL contributed most positively (0.00%,[1] 0.00% and 0.15% of Fund net assets as of August 31, 2023, respectively). Adyen and CSL each generated a double-digit negative return within the Index during the Reporting Period. Credit Suisse Group was not held in the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, an underweight position in Canadian e-commerce company Shopify and overweight positions in Canadian forestry company West Fraser Timber and Canadian conglomerate engaged mostly in food retail and corporate investments Empire detracted most (0.11%, 0.00%[1] and 0.39% of Fund net assets as of August 31, 2023, respectively). Shopify posted a double-digit positive return within the Index during the Reporting Period, while West Fraser Timber and Empire each generated a negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Consumer Discretionary	12.21%	12.34%	11.38%
Consumer Staples	12.53	12.14	9.43
Energy	5.84	6.15	5.98
Financials	18.78	18.66	20.29
Health Care	12.46	12.48	11.99
Industrials	16.32	16.10	15.71
Information Technology	7.82	7.77	8.08
Materials	5.73	6.20	7.82
Real Estate	1.29	1.41	2.17
Communication Services	4.08	4.04	3.81
Utilities	2.93	2.72	3.36

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

15

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Australia	6.10%	6.17%	6.56%
Austria	0.40	0.23	0.16
Belgium	0.70	0.77	0.87
Canada	10.80	11.47	10.45
Denmark	3.00	3.10	2.91
Finland	0.70	0.71	0.78
France	10.40	12.09	11.02
Germany	7.80	7.74	7.65
Hong Kong	1.30	2.02	2.11
Ireland	0.60	0.62	0.76
Israel	0.80	0.80	0.59
Italy	2.40	2.58	2.34
Japan	20.40	20.20	20.37
Netherlands	4.50	3.90	3.92
New Zealand	0.20	0.18	0.17
Norway	0.70	0.76	0.60
Portugal	0.40	0.40	0.19
Singapore	1.60	1.41	1.24
Spain	2.50	2.59	2.34
Sweden	1.90	2.18	2.78
Switzerland	4.90	7.91	9.09
UK	10.50	12.18	13.09

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

16

FUND BASICS

ActiveBeta® International Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$31.21
Net Asset Value (NAV)[1]	$31.20

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Novo Nordisk A/S, Class B	1.7%	Health Care	Denmark
Nestle SA	1.5	Consumer Staples	United States
LVMH Moet Hennessy Louis Vuitton SE	1.3	Consumer Discretionary	France
Roche Holding AG	1.1	Health Care	United States
ASML Holding NV	1.1	Information Technology	Netherlands
Novartis AG	1.0	Health Care	Switzerland
Shell PLC	0.9	Energy	Netherlands
AstraZeneca PLC	0.9	Health Care	United Kingdom
TotalEnergies SE	0.7	Energy	France
L’Oreal SA	0.7	Consumer Staples	France

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (Net, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced November 6, 2015)	16.40%	3.93%	5.59%

Shares based on Market Price (Commenced November 6, 2015)	16.95%	3.92%	5.59%

Goldman Sachs ActiveBeta® International Equity Index	16.39%	3.99%	5.67%

MSCI World ex USA Index (Net, Unhedged, USD)	16.45%	4.31%	5.42%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

18

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 15.69% based on net asset value (“NAV”) and 17.15% based on market price. The Index returned 15.70%, while the MSCI Japan Index (Unhedged) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 15.30% during the same period.

The Fund had an NAV of $30.15 per share on August 31, 2022 and ended the Reporting Period with an NAV of $34.18 per share. The Fund’s market price on August 31, 2023 was $34.18 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns that outperformed the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Value contributed most positively to results relative to the MSCI Japan Index, followed by Momentum. Quality detracted most from results relative to the MSCI Japan Index, followed by Low Volatility. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, consumer discretionary and real estate sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the financials, materials and consumer staples sectors detracted most from results relative to the MSCI Japan Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in integrated trading and investment company Marubeni and

19

PORTFOLIO RESULTS

trading company Mitsui & Co. and an underweight position in electric motor manufacturer Nidec contributed most positively (1.16%, 1.68% and 0.20% of Fund net assets as of August 31, 2023, respectively). Marubeni and Mitsui & Co. each posted a double-digit gain within the Index during the Reporting Period, while Nidec generated a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI Japan Index, underweight positions in bank holding and financial services company Mitsubishi UFJ Financial Group and industrial chemicals manufacturer Shin-Etsu Chemical and an overweight position in information security company Trend Micro detracted most (2.19%, 1.25% and 0.30% of Fund net assets as of August 31, 2023, respectively). Mitsubishi UFJ Financial Group and Shin-Etsu Chemical each posted a robust double-digit gain within the Index during the Reporting Period. Trend Micro delivered a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Japan Equity Index	MSCI Japan Index

Consumer Discretionary	18.53%	18.34%	18.73%
Consumer Staples	7.71	7.81	6.28
Energy	1.15	1.19	0.82
Financials	12.03	11.93	11.88
Health Care	8.88	8.97	8.77
Industrials	22.76	23.04	23.51
Information Technology	14.38	14.31	13.96
Materials	4.05	3.96	4.67
Real Estate	1.70	1.70	3.01
Communication Services	7.46	7.45	7.20
Utilities	1.34	1.30	1.15

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

20

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$34.18
Net Asset Value (NAV)[1]	$34.18

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Toyota Motor Corp.	4.0%	Consumer Discretionary	Japan
Mitsubishi UFJ Financial Group, Inc.	2.2	Financials	Japan
Mitsubishi Corp.	2.2	Industrials	Japan
Sony Group Corp.	2.2	Consumer Discretionary	Japan
Honda Motor Co. Ltd.	2.1	Consumer Discretionary	Japan
Keyence Corp.	1.8	Information Technology	Japan
Mitsui & Co. Ltd.	1.7	Industrials	Japan
Tokyo Electron Ltd.	1.7	Information Technology	Japan
Hitachi Ltd.	1.6	Industrials	Japan
Takeda Pharmaceutical Co. Ltd.	1.6	Health Care	Japan

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

ACTIVEBETA® JAPAN EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Japan Index and the MSCI Japan Index (Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Japan Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	15.69%	2.99%	6.10%

Shares based on Market Price (Commenced March 2, 2016)	17.15%	3.06%	6.11%

Goldman Sachs ActiveBeta® Japan Equity Index	15.70%	2.82%	5.93%

MSCI Japan Index (Unhedged)	15.30%	3.11%	6.31%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

22

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 15.48% based on net asset value (“NAV”) and 15.36% based on market price. The Index returned 15.68%, and the Solactive US Large Cap Index (“Solactive Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 15.85% during the same period.

The Fund had an NAV of $32.50 on August 31, 2022 and ended the Reporting Period with an NAV of $36.99 per share. The Fund’s market price on August 31, 2023 was $37.01 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include Value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), Momentum (i.e., whether a company’s share price is trending up or down), Quality (i.e., profitability) and Low Volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Solactive Index.

The Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark” as defined by the European Commission Delegated Regulation C(2020)4757. An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects.

During the Reporting Period, the Fund posted double-digit positive absolute returns that closely tracked the Solactive Index, as measured by NAV. Step 1 of the construction of the Fund’s Index, wherein certain companies are excluded per the requirements for an “EU Paris-Aligned Benchmark,” contributed most positively to results relative to the Solactive Index. In the second step, wherein Factor Subindexes are created, Quality contributed positively to results relative to the Solactive Index. Low Volatility detracted most from results relative to the Solactive Index, followed by Value and then Momentum. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. The third step, wherein the weights of the individual issuers are adjusted to target certain emissions constraints, detracted modestly from results relative to the Solactive Index.

23

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the utilities, consumer discretionary and communication services sectors contributed most positively to the Index’s results relative to the Solactive Index during the Reporting Period. Conversely, Index constituents in the health care, consumer staples and real estate sectors detracted from the Index’s results relative to the Solactive Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Solactive Index, underweight positions in electric vehicle maker Tesla, e-commerce retailer behemoth Amazon.com and entertainment and media company Walt Disney Company contributed most positively (0.00%,[1] 0.00% and 0.03% of Fund net assets as of August 31, 2023, respectively). Tesla and Amazon.com were not held in the Index during the Reporting Period. Walt Disney Company generated a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Solactive Index, an overweight position in health care and retail pharmacy company CVS Health and underweight positions in entertainment content streaming company Netflix and semiconductor company NVIDIA detracted most (0.48%, 0.31% and 2.96% of Fund net assets as of August 31, 2023, respectively). CVS Health posted a double-digit negative return within the Index during the Reporting Period. Netflix generated a robust double-digit gain within the Index and NVIDIA delivered a triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Solactive US Large Cap Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity Index	Solactive US Large Cap Index

Consumer Discretionary	8.87%	8.84%	10.48%
Consumer Staples	6.92	6.93	6.31
Financials	12.39	12.40	12.25
Health Care	17.54	17.52	13.42
Industrials	7.00	7.01	8.63
Information Technology	33.40	33.41	28.44
Materials	1.28	1.28	2.40
Real Estate	3.36	3.36	2.46
Communication Services	9.06	9.07	8.78
Utilities	0.18	0.18	2.38
Energy	—	—	4.47

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector and country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index.

24

FUND BASICS

ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$37.01
Net Asset Value (NAV)[1]	$36.99

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.8%	Information Technology	United States
Microsoft Corp.	6.5	Information Technology	United States
NVIDIA Corp.	3.0	Information Technology	United States
Alphabet, Inc., Class A	2.1	Communication Services	United States
Alphabet, Inc., Class C	2.1	Communication Services	United States
Meta Platforms, Inc., Class A	1.8	Communication Services	United States
Eli Lilly & Co.	1.4	Health Care	United States
Johnson & Johnson	1.1	Health Care	United States
JPMorgan Chase & Co.	1.1	Financials	United States
UnitedHealth Group, Inc.	1.0	Health Care	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

25

ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on December 13, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index (USD, Unhedged) and Solactive US Large Cap Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF’s Lifetime Performance

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Shares based on NAV (Commenced December 13, 2021)	15.48%	-2.80%

Shares based on Market Price (Commenced December 13, 2021)	15.36%	-2.77%

Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index	15.68%	-2.66%

Solactive U.S. Large Cap Index	15.85%	-1.34%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

26

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 14.83% based on net asset value (“NAV”) and 14.90% based on market price. The Index returned 14.94%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 15.94% during the same period.

The Fund had an NAV of $78.36 on August 31, 2022 and ended the Reporting Period with an NAV of $88.55 per share. The Fund’s market price on August 31, 2023 was $88.57 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns that underperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Low Volatility detracted most from relative returns, followed by Momentum and Value. Quality contributed positively to relative returns. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, consumer staples and energy sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in financials, industrials and consumer discretionary, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in semiconductor company NVIDIA and entertainment content

27

PORTFOLIO RESULTS

streaming company Netflix and an overweight position in health care and retail pharmacy company CVS Health detracted most (2.46%, 0.22% and 0.39% of Fund net assets as of August 31, 2023, respectively). NVIDIA generated a triple-digit gain and Netflix delivered a robust double-digit gain within the Index during the Reporting Period. CVS Health posted a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in Walt Disney Company and payment transactions company PayPal Holdings and an overweight position in building materials manufacturer and supplier Builders FirstSource contributed most positively (0.09%, 0.00%[1] and 0.65% of Fund net assets as of August 31, 2023, respectively). Walt Disney Company and PayPal Holdings each generated a double-digit negative return within the Index during the Reporting Period, while Builders FirstSource posted a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Large Cap Equity Index	S&P 500 Index

Consumer Discretionary	12.12%	12.48%	10.61%
Consumer Staples	8.58	8.55	6.56
Energy	3.79	3.78	4.42
Financials	9.79	9.75	12.46
Health Care	13.97	13.91	13.16
Industrials	9.90	9.87	8.43
Information Technology	27.59	27.48	28.21
Materials	2.05	2.04	2.46
Real Estate	1.81	1.80	2.44
Communication Services	7.88	7.85	8.81
Utilities	2.52	2.51	2.43

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

28

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$88.57
Net Asset Value (NAV)[1]	$88.55

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	6.6%	Information Technology	United States
Microsoft Corp.	5.6	Information Technology	United States
Amazon.com, Inc.	2.7	Consumer Discretionary	United States
NVIDIA Corp.	2.5	Information Technology	United States
Alphabet, Inc., Class A	1.9	Communication Services	United States
Alphabet, Inc., Class C	1.8	Communication Services	United States
Meta Platforms, Inc., Class A	1.7	Communication Services	United States
Eli Lilly & Co.	1.2	Health Care	United States
UnitedHealth Group, Inc.	1.0	Health Care	United States
Home Depot, Inc. (The)	0.9	Consumer Discretionary	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

29

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced September 17, 2015)	14.83%	10.25%	12.00%

Shares based on Market Price (Commenced September 17, 2015)	14.90%	10.26%	12.00%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	14.94%	10.35%	12.11%

S&P 500 Index (Total Return, USD)	15.94%	11.12%	12.89%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

30

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 6.95% based on net asset value (“NAV”) and 6.81% based on market price. The Index returned 7.24%, and the Russell 2000® Index, a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 4.65% during the same period.

The Fund had an NAV of $55.87 on August 31, 2022 and ended the Reporting Period with an NAV of $58.88 per share. The Fund’s market price on August 31, 2023 was $58.85 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted solid positive absolute returns that outperformed the Russell 2000® Index, as measured by NAV. All four underlying factors contributed positively to relative returns, led by Value and then followed by Quality, Momentum and Low Volatility. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, health care and materials sectors contributed most positively to the Index’s results relative to the Russell 2000® Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in the energy, real estate and utilities sectors, which detracted from the Index’s results relative to the Russell 2000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, overweight positions in pulp and paper products company Boise Cascade, capital

31

PORTFOLIO RESULTS

equipment manufacturer for the semiconductor manufacturing industry Axcelis Technologies and software-driven networking solutions provider Extreme Networks contributed most positively (0.43%, 0.36% and 0.30% of Fund net assets as of August 31, 2023, respectively). Each generated either a robust double-digit or triple-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in biotechnology company Immunogen, pharmaceutical company Reata Pharmaceuticals and oil and natural gas service company Weatherford International detracted most (0.04%, 0.09% and 0.14% of Fund net assets as of August 31, 2023, respectively). Immunogen generated a double-digit negative return within the Index during the Reporting Period. Reata Pharmaceuticals and Weatherford International each delivered a triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 2000® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index

Consumer Discretionary	11.21%	11.20%	10.73%
Consumer Staples	3.63	3.74	3.53
Energy	7.15	7.13	7.76
Financials	17.13	17.04	15.89
Health Care	12.46	12.57	15.40
Industrials	19.39	19.36	17.13
Information Technology	13.41	13.41	13.57
Materials	4.67	4.65	4.54
Real Estate	5.67	5.65	6.13
Communication Services	2.07	2.06	2.48
Utilities	3.19	3.18	2.83

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

32

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$58.85
Net Asset Value (NAV)[1]	$58.88

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Super Micro Computer, Inc.	0.4%	Information Technology	United States
Atkore, Inc.	0.4	Industrials	United States
Boise Cascade Co.	0.4	Industrials	United States
Corcept Therapeutics, Inc.	0.4	Health Care	United States
Applied Industrial Technologies, Inc.	0.4	Industrials	United States
Simpson Manufacturing Co., Inc.	0.4	Industrials	United States
UFP Industries, Inc.	0.4	Industrials	United States
Axcelis Technologies, Inc.	0.4	Information Technology	United States
Comfort Systems USA, Inc.	0.4	Industrials	United States
Veritiv Corp.	0.4	Industrials	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

33

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on June 28, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and the Russell 2000® Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Small Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 28, 2017 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced June 28, 2017)	6.95%	4.85%	7.60%

Shares based on Market Price (Commenced June 28, 2017)	6.81%	4.81%	7.59%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	7.24%	5.01%	7.79%

Russell 2000® Index	4.65%	3.14%	6.15%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

34

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 11.15% based on net asset value (“NAV”) and 11.22% based on market price. The Index returned 10.92%, and the Solactive GBS Developed Markets Large & Mid Cap Index (the “Solactive Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 15.69% during the same period.

The Fund had an NAV of $37.97 on August 31, 2022 and ended the Reporting Period with an NAV of $41.30 per share. The Fund’s market price on August 31, 2023 was $41.34 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to large and mid-capitalization equity securities of developed market issuers, including the United States. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include Low Volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), Value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), Momentum (i.e., whether a company’s share price is trending up or down), and Quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the Low Volatility factor. Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Solactive Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns but underperformed the Solactive Index, as measured by NAV. Step 1 of the construction of the Fund’s Index, wherein the individual factor subindex for Low Volatility is created from the constituents of the Solactive Index, detracted most from relative returns. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. In the second step, wherein individual factor subindexes for Value, Momentum and Quality are created, Quality contributed most positively to results relative to the Solactive Index, followed by Value. Momentum detracted from relative returns. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology sector detracted most from the Index’s results relative to the

35

PORTFOLIO RESULTS

Solactive Index, followed at some distance by Index constituents in the industrials and consumer staples sectors. Index constituents in the consumer discretionary, real estate and financials sectors contributed most positively to the Index’s results relative to the Solactive Index during the Reporting Period.

From a country perspective, Index constituents in the U.S. detracted most from the Index’s results relative to the Solactive Index during the Reporting Period, followed at some distance by Israel and France. Conversely, Index constituents in the U.K., Hong Kong and Belgium contributed most positively to the Index’s results relative to the Solactive Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Solactive Index, an underweight position in semiconductor company NVIDIA, an overweight position in health care and retail pharmacy company CVS Health and having no exposure to Danish pharmaceutical company Novo Nordisk detracted most (0.59%, 0.55% and 0.00%[1] of Fund net assets as of August 31, 2023, respectively). NVIDIA delivered a triple digit gain within the Index during the Reporting Period. CVS Health posted a double-digit negative return within the Index during the Reporting Period. Novo Nordisk was not held in the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Solactive Index, having no exposure to electric vehicle maker Tesla and entertainment and media company Walt Disney Company and an overweight position in automotive parts company O’Reilly Automotive contributed most positively (0.00%,[1] 0.00% and 1.34% of Fund net assets as of August 31, 2023, respectively). Tesla and Walt Disney Company were not held in the Index during the Reporting Period. O’Reilly Automotive generated a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Solactive Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap Index

Consumer Discretionary	9.85%	9.85%	11.19%
Consumer Staples	12.30	12.31	7.26
Energy	1.03	1.02	4.77
Financials	16.88	16.88	14.55
Health Care	14.00	14.00	12.87
Industrials	13.03	13.03	10.78
Information Technology	21.16	21.16	22.11
Materials	1.89	1.88	4.02
Real Estate	0.93	0.93	2.29
Communication Services	7.57	7.57	7.51
Utilities	1.36	1.36	2.64

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector and country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index.

36

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap Index

UK	2.62%	2.62%	3.86%
Hong Kong	0.16	0.16	0.52
Belgium	0.21	0.21	0.23
Bermuda	0.41	0.41	0.15
Italy	0.66	0.65	0.55
Isle of Man	0.00	0.00	0.02
Faroe Islands	0.00	0.00	0.00
Cyprus	0.00	0.00	0.00
Austria	0.14	0.14	0.08
Jersey	0.00	0.00	0.24
Portugal	0.01	0.01	0.05
Panama	0.00	0.00	0.03
Luxembourg	0.00	0.00	0.11
Norway	0.52	0.52	0.22
Liberia	0.00	0.00	0.04
Poland	0.00	0.00	0.08
Guernsey	0.38	0.38	0.02
Curacao	0.00	0.00	0.15
Singapore	1.05	1.05	0.38
Cayman Islands	0.47	0.47	0.20
Finland	0.50	0.51	0.31
New Zealand	0.22	0.22	0.10
Ireland	1.46	1.46	1.85
Netherlands	1.34	1.34	1.70
Canada	3.92	3.93	3.35
Australia	2.31	2.31	2.10
Switzerland	2.50	2.49	2.75
Spain	0.54	0.54	0.70
Denmark	0.02	0.02	0.86
Germany	1.90	1.90	2.17
Japan	8.58	8.58	6.98
Sweden	0.83	0.82	0.87
France	2.79	2.79	2.76
Israel	0.72	0.72	0.25
US	65.76	65.77	66.29

[2]	Sector and country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index.

37

FUND BASICS

ActiveBeta® World Low Vol Plus Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$41.34
Net Asset Value (NAV)[1]	$41.30

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	3.3%	Information Technology	United States
Microsoft Corp.	2.5	Information Technology	United States
O’Reilly Automotive, Inc.	1.3	Consumer Discretionary	United States
Walmart, Inc.	1.1	Consumer Staples	United States
AutoZone, Inc.	1.0	Consumer Discretionary	United States
Amazon.com, Inc.	1.0	Consumer Discretionary	United States
PepsiCo, Inc.	0.9	Consumer Staples	United States
Cisco Systems, Inc.	0.9	Information Technology	United States
Johnson & Johnson	0.9	Health Care	United States
Meta Platforms, Inc., Class A	0.9	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

38

ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on March 15, 2022 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index and the Solactive GBS Developed Markets Large & Mid Cap Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® World Low Vol Plus Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 15, 2022 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Shares based on NAV (Commenced March 15, 2022)	11.15%	3.30%

Shares based on Market Price (Commenced March 15, 2022)	11.22%	3.36%

Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	10.92%	3.05%

Solactive GBS Developed Markets Large & Mid Cap Index	-2.39%	2.68%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

39

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs ActiveBeta® Emerging Markets Equity Index is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Europe Equity Index is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® International Equity Index is designed to deliver exposure to equity securities of developed markets issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Japan Equity Index is designed to deliver exposure to equity securities of Japanese issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark” as defined by the European Commission Delegated Regulation C(2020)4757. An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects. The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The Solactive US Large Cap Index intends to track the performance of the large cap segment in the United States. Constituents are selected and weighted based on free-float market capitalization. The index is calculated as a total return index in USD and reconstituted semi-annually with quarterly IPO reviews.

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a

40

FUND BASICS

Index Definitions and Industry Terms (continued)

stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index is designed to deliver exposure to large and mid-capitalization equity securities of developed market issuers, including the United States. The Index seeks to capture common sources of active equity returns, including low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), and quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. The index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The Solactive GBS Developed Markets Large & Mid Cap Index is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in the developed European market. It is calculated as a total return index in EUR and weighted by free-float market capitalization

41

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 97.4%
Australia – 0.1%
28,700	AngloGold Ashanti Ltd. (Materials)	$489,196

Brazil – 3.9%
724,808	Ambev SA (Consumer Staples)	2,026,145
656,909	B3 SA – Brasil Bolsa Balcao (Financials)	1,715,597
437,338	Banco Bradesco SA (Financials)	1,169,544
99,860	Banco do Brasil SA (Financials)	950,001
70,430	Banco Santander Brasil SA (Financials)	385,655
594,717	BB Seguridade Participacoes SA (Financials)	3,649,300
206,138	CCR SA (Industrials)	518,785
131,782	Centrais Eletricas Brasileiras SA (Utilities)	938,534
102,109	CPFL Energia SA (Utilities)	704,314
52,148	Energisa SA (Utilities)	485,568
83,326	Engie Brasil Energia SA (Utilities)	708,892
303,101	Equatorial Energia SA (Utilities)	1,938,250
52,209	Hypera SA (Health Care)	411,159
91,954	Klabin SA (Materials)	422,722
144,994	Lojas Renner SA (Consumer Discretionary)	469,456
186,007	Natura & Co. Holding SA (Consumer Staples)*	570,312
535,525	Petroleo Brasileiro SA (Energy)	3,736,057
82,517	PRIO SA (Energy)*	773,678
604,332	Raia Drogasil SA (Consumer Staples)	3,354,315
147,217	Suzano SA (Materials)	1,491,215
218,870	Telefonica Brasil SA (Communication Services)	1,827,987
296,944	TIM SA (Communication Services)	864,271
499,962	Vale SA (Materials)	6,571,976
145,231	Vibra Energia SA (Consumer Discretionary)	541,505
256,975	WEG SA (Industrials)	1,862,322

		38,087,560

Chile – 0.6%
996,909	Cencosud SA (Consumer Staples)	2,123,807
200,892	Cia Cervecerias Unidas SA (Consumer Staples)	1,477,640
251,234	Empresas CMPC SA (Materials)	453,990
89,026	Empresas Copec SA (Energy)	639,960
6,557,016	Enel Americas SA (Utilities)*	775,529

		5,470,926

China – 31.6%
210,500	360 Security Technology, Inc., Class A (Information Technology)*	323,334
389,045	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	1,319,177
1,240,869	3SBio, Inc. (Health Care)*(a)	1,038,046
2,948,146	Agricultural Bank of China Ltd., Class A (Financials)	1,401,468

Common Stocks – (continued)
China – (continued)
4,625,520	Agricultural Bank of China Ltd., Class H (Financials)	1,586,718
136,315	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	337,487
21,568	Airtac International Group (Industrials)	623,069
89,422	Akeso, Inc. (Health Care)*(a)	392,844
1,850,974	Alibaba Group Holding Ltd. (Consumer Discretionary)*	21,290,892
666,738	Alibaba Health Information Technology Ltd. (Consumer Staples)*	393,662
487,500	Aluminum Corp. of China Ltd., Class A (Materials)	396,510
1,361,576	Aluminum Corp. of China Ltd., Class H (Materials)	658,064
68,579	Anhui Conch Cement Co. Ltd., Class A (Materials)	241,960
185,191	ANTA Sports Products Ltd. (Consumer Discretionary)	2,086,476
17,387	Autohome, Inc. ADR (Communication Services)	502,484
614,111	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	310,494
176,234	Baidu, Inc., Class A (Communication Services)*	3,132,849
1,977,428	Bank of Beijing Co. Ltd., Class A (Financials)	1,214,413
403,932	Bank of Changsha Co. Ltd., Class A (Financials)	451,187
3,171,742	Bank of China Ltd., Class A (Financials)	1,634,132
9,805,493	Bank of China Ltd., Class H (Financials)	3,326,121
2,097,834	Bank of Communications Co. Ltd., Class A (Financials)	1,599,640
2,587,460	Bank of Communications Co. Ltd., Class H (Financials)	1,481,518
210,104	Bank of Hangzhou Co. Ltd., Class A (Financials)	323,304
1,430,102	Bank of Jiangsu Co. Ltd., Class A (Financials)	1,400,924
660,264	Bank of Nanjing Co. Ltd., Class A (Financials)	718,457
1,082,468	Bank of Shanghai Co. Ltd., Class A (Financials)	884,892
372,420	Bank of Suzhou Co. Ltd., Class A (Financials)	344,866
495,006	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	412,137
40,692	BeiGene Ltd. (Health Care)*	660,060
330,313	Beijing Enterprises Holdings Ltd. (Utilities)	1,238,397
6,982	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	378,525
70,268	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	481,647

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
203,058	Beijing Yanjing Brewery Co. Ltd., Class A (Consumer Staples)	$289,585
511,300	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	358,265
67,585	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	859,472
47,940	BOC Aviation Ltd. (Industrials)(a)	359,775
1,131,218	BOE Technology Group Co. Ltd., Class A (Information Technology)	623,231
2,204,777	Bosideng International Holdings Ltd. (Consumer Discretionary)	865,969
13,523	BYD Co. Ltd., Class A (Consumer Discretionary)	463,370
61,251	BYD Co. Ltd., Class H (Consumer Discretionary)	1,919,915
124,516	BYD Electronic International Co. Ltd. (Information Technology)	577,187
181,093	By-health Co. Ltd., Class A (Consumer Staples)	480,941
147,662	C&D International Investment Group Ltd. (Real Estate)	375,852
394,044	Caitong Securities Co. Ltd., Class A (Financials)	433,646
102,526	Canmax Technologies Co. Ltd., Class A (Materials)	380,326
478,500	CECEP Solar Energy Co. Ltd., Class A (Utilities)	396,422
867,660	CECEP Wind-Power Corp., Class A (Utilities)	400,541
3,899,375	CGN Power Co. Ltd., Class H (Utilities)(a)	974,626
13,399	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	253,124
436,616	Changjiang Securities Co. Ltd., Class A (Financials)	358,723
4,083,915	China Cinda Asset Management Co. Ltd., Class H (Financials)	401,009
2,928,958	China CITIC Bank Corp. Ltd., Class H (Financials)	1,303,544
1,255,851	China Communications Services Corp. Ltd., Class H (Industrials)	565,327
1,263,813	China Construction Bank Corp., Class A (Financials)	1,041,819
12,130,170	China Construction Bank Corp., Class H (Financials)	6,496,855
1,363,524	China Everbright Bank Co. Ltd., Class A (Financials)	563,881
2,686,594	China Everbright Bank Co. Ltd., Class H (Financials)	774,279
1,671,434	China Feihe Ltd. (Consumer Staples)(a)	1,006,047
316,718	China Galaxy Securities Co. Ltd., Class A (Financials)	501,719

Common Stocks – (continued)
China – (continued)
1,147,321	China Galaxy Securities Co. Ltd., Class H (Financials)	617,425
327,700	China Great Wall Securities Co. Ltd., Class A (Financials)	395,302
73,800	China Life Insurance Co. Ltd., Class A (Financials)	361,269
636,029	China Life Insurance Co. Ltd., Class H (Financials)	965,186
1,275,665	China Medical System Holdings Ltd. (Health Care)	1,841,493
581,120	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	1,956,396
217,230	China Merchants Bank Co. Ltd., Class A (Financials)	941,623
420,866	China Merchants Bank Co. Ltd., Class H (Financials)	1,663,767
318,130	China Merchants Port Holdings Co. Ltd. (Industrials)	380,535
188,296	China Merchants Securities Co. Ltd., Class A (Financials)	367,615
293,995	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	551,758
1,864,957	China Minsheng Banking Corp. Ltd., Class A (Financials)	968,543
3,164,903	China Minsheng Banking Corp. Ltd., Class H (Financials)	1,017,063
72,200	China National Medicines Corp. Ltd., Class A (Health Care)	322,884
422,045	China National Nuclear Power Co. Ltd., Class A (Utilities)	417,493
45,396	China National Software & Service Co. Ltd., Class A (Information Technology)	269,438
310,169	China Oilfield Services Ltd., Class H (Energy)	351,631
133,800	China Pacific Insurance Group Co. Ltd., Class A (Financials)	509,207
184,990	China Pacific Insurance Group Co. Ltd., Class H (Financials)	423,684
1,889,414	China Petroleum & Chemical Corp., Class A (Energy)	1,575,701
3,807,864	China Petroleum & Chemical Corp., Class H (Energy)	2,228,851
624,604	China Railway Group Ltd., Class A (Industrials)	574,960
987,655	China Railway Group Ltd., Class H (Industrials)	522,685
626,251	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	482,691
92,356	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	542,942
81,666	China Resources Land Ltd. (Real Estate)	345,233
806,656	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	539,022

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
109,048	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	$712,853
171,599	China Shenhua Energy Co. Ltd., Class A (Energy)	664,140
592,894	China Shenhua Energy Co. Ltd., Class H (Energy)	1,727,628
1,028,537	China State Construction Engineering Corp. Ltd., Class A (Industrials)	795,585
319,414	China Taiping Insurance Holdings Co. Ltd. (Financials)	336,450
616,600	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	416,799
12,327,016	China Tower Corp. Ltd., Class H (Communication Services)(a)	1,194,699
1,629,881	China Traditional Chinese Medicine Holdings Co. Ltd. (Health Care)	636,011
1,879,779	China United Network Communications Ltd., Class A (Communication Services)	1,345,559
262,727	China Yangtze Power Co. Ltd., Class A (Utilities)	796,285
2,783,727	China Zheshang Bank Co. Ltd., Class A (Financials)	982,919
66,708	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	837,505
798,239	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	412,362
75,968	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	461,329
238,694	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	362,223
1,471,308	CITIC Ltd. (Industrials)	1,461,598
150,982	CITIC Securities Co. Ltd., Class A (Financials)	460,507
103,336	CITIC Securities Co. Ltd., Class H (Financials)	201,882
1,182,300	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	386,601
281,098	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	378,479
518,595	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	532,367
776,785	CRRC Corp. Ltd., Class A (Industrials)	633,936
2,154,876	CRRC Corp. Ltd., Class H (Industrials)	1,060,710
2,361,298	CSPC Pharmaceutical Group Ltd. (Health Care)	1,776,601
1,382,466	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	661,108
443,290	Daqin Railway Co. Ltd., Class A (Industrials)	434,246

Common Stocks – (continued)
China – (continued)
32,062	Daqo New Energy Corp. ADR (Information Technology)*	1,185,332
99,858	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	364,804
469,331	DHC Software Co. Ltd., Class A (Information Technology)	433,318
112,996	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	804,641
924,049	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	339,371
347,546	Dongxing Securities Co. Ltd., Class A (Financials)	395,845
308,457	Dongyue Group Ltd. (Materials)	265,119
147,074	East Buy Holding Ltd. (Consumer Discretionary)*(a)(b)	745,521
86,017	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	626,706
36,906	ENN Energy Holdings Ltd. (Utilities)	289,440
190,058	ENN Natural Gas Co. Ltd., Class A (Utilities)	455,920
441,919	Fangda Carbon New Material Co. Ltd., Class A (Industrials)*	353,972
487,349	Far East Horizon Ltd. (Financials)	333,113
464,400	First Capital Securities Co. Ltd., Class A (Financials)	384,102
414,100	Founder Securities Co. Ltd., Class A (Financials)	410,772
273,034	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	821,897
67,297	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	351,348
12,057	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	691,929
369,634	Geely Automobile Holdings Ltd. (Consumer Discretionary)	459,111
459,095	GEM Co. Ltd., Class A (Materials)	394,853
129,578	GF Securities Co. Ltd., Class A (Financials)	268,111
164,700	Giant Network Group Co. Ltd., Class A (Communication Services)	330,373
305,800	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	399,134
81,247	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	399,510
56,000	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	371,153
281,500	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	389,850
172,204	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	731,545
298,431	Guangzhou Haige Communications Group, Inc. Co., Class A (Information Technology)	434,208
82,014	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	672,248

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
66,586	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	$300,339
271,067	Guosen Securities Co. Ltd., Class A (Financials)	345,607
195,437	Guotai Junan Securities Co. Ltd., Class A (Financials)	390,955
414,097	Guoyuan Securities Co. Ltd., Class A (Financials)	395,408
13,026	H World Group Ltd. ADR (Consumer Discretionary)*	524,687
692,129	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	1,884,395
234,901	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	758,745
466,854	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	1,443,710
295,330	Haitong Securities Co. Ltd., Class A (Financials)	398,859
558,493	Haitong Securities Co. Ltd., Class H (Financials)	346,844
238,400	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	343,589
79,940	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	301,924
223,742	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	412,532
110,523	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	407,865
81,210	Hengan International Group Co. Ltd. (Consumer Staples)	301,363
458,800	Hengyi Petrochemical Co. Ltd., Class A (Materials)*	483,478
1,322,980	Hesteel Co. Ltd., Class A (Materials)	410,790
53,157	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	1,222,206
122,584	Huadong Medicine Co. Ltd., Class A (Health Care)	639,825
408,900	Huafon Chemical Co. Ltd., Class A (Materials)	393,254
283,600	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	457,049
205,825	Huatai Securities Co. Ltd., Class A (Financials)	449,062
358,529	Huatai Securities Co. Ltd., Class H (Financials)(a)	471,836
333,456	Huaxi Securities Co. Ltd., Class A (Financials)	390,334
1,442,777	Huaxia Bank Co. Ltd., Class A (Financials)	1,098,164
186,426	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	481,273
157,100	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Health Care)	565,072

Common Stocks – (continued)
China – (continued)
99,242	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	276,790
70,716	Hygeia Healthcare Holdings Co. Ltd. (Health Care)(a)(b)	357,559
1,982,248	Industrial & Commercial Bank of China Ltd., Class A (Financials)	1,258,224
6,741,668	Industrial & Commercial Bank of China Ltd., Class H (Financials)	3,094,973
451,024	Industrial Bank Co. Ltd., Class A (Financials)	979,692
1,603,100	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)*	394,250
109,554	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	391,345
138,304	iQIYI, Inc. ADR (Communication Services)*	697,052
162,300	JA Solar Technology Co. Ltd., Class A (Information Technology)	620,569
57,496	JD Health International, Inc. (Consumer Staples)*(a)	310,145
223,488	JD.com, Inc., Class A (Consumer Discretionary)	3,670,769
445,504	Jiangsu Expressway Co. Ltd., Class H (Industrials)	402,228
269,676	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	1,547,992
40,332	Jiangsu Pacific Quartz Co. Ltd., Class A (Information Technology)	530,076
199,775	Jiangxi Copper Co. Ltd., Class A (Materials)	518,754
344,897	Jiangxi Copper Co. Ltd., Class H (Materials)	538,341
26,835	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	330,345
463,378	Jiumaojiu International Holdings Ltd. (Consumer Discretionary)(a)	743,367
236,032	Joincare Pharmaceutical Group Industry Co. Ltd., Class A (Health Care)	369,687
489,776	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	695,114
16,860	JOYY, Inc. ADR (Communication Services)	578,635
319,131	Kingboard Holdings Ltd. (Information Technology)	724,396
105,500	Kingsoft Corp. Ltd. (Communication Services)	421,099
225,193	Kuaishou Technology (Communication Services)*(a)	1,843,643
66,000	Kunlun Tech Co. Ltd., Class A (Communication Services)*	328,073
10,353	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	2,627,188
2,392,771	Lenovo Group Ltd. (Information Technology)	2,706,523
279,113	Li Ning Co. Ltd. (Consumer Discretionary)	1,318,728

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,630,067	Liaoning Port Co. Ltd., Class A (Industrials)	$353,851
163,436	Longfor Group Holdings Ltd. (Real Estate)(a)	344,306
196,800	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	717,873
16,705	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	533,155
468,989	Meituan, Class B (Consumer Discretionary)*(a)	7,685,158
1,182,296	Metallurgical Corp. of China Ltd., Class A (Industrials)	591,270
24,518	MINISO Group Holding Ltd. ADR (Consumer Discretionary)*	635,016
45,430	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	253,287
214,876	NetEase, Inc. (Communication Services)	4,488,372
81,441	New China Life Insurance Co. Ltd., Class A (Financials)	453,165
177,184	New China Life Insurance Co. Ltd., Class H (Financials)	443,765
240,500	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	385,606
274,714	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)*	1,483,615
341,824	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	1,920,151
760,292	Offshore Oil Engineering Co. Ltd., Class A (Energy)	607,941
367,100	Oriental Pearl Group Co. Ltd., Class A (Communication Services)	401,977
57,148	PDD Holdings, Inc. ADR (Consumer Discretionary)*	5,655,938
548,723	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	440,275
2,482,376	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	845,212
2,822,830	PetroChina Co. Ltd., Class A (Energy)	3,005,692
4,758,089	PetroChina Co. Ltd., Class H (Energy)	3,434,282
1,665,960	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,916,276
214,907	Ping An Bank Co. Ltd., Class A (Financials)	328,627
128,232	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	859,578
632,977	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	3,789,750
1,451,284	Postal Savings Bank of China Co. Ltd., Class A (Financials)	969,051
1,398,905	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	690,377
61,914	Qifu Technology, Inc. ADR (Financials)	1,052,538

Common Stocks – (continued)
China – (continued)
281,496	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	692,283
211,167	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	416,619
34,724	Sangfor Technologies, Inc., Class A (Information Technology)*	520,395
485,700	SDIC Capital Co. Ltd., Class A (Financials)	489,137
220,600	SDIC Power Holdings Co. Ltd., Class A (Utilities)	385,220
184,329	Seazen Holdings Co. Ltd., Class A (Real Estate)*	367,214
29,364	SG Micro Corp., Class A (Information Technology)	312,380
136,379	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	311,788
193,997	Shandong Buchang Pharmaceuticals Co. Ltd., Class A (Health Care)	466,169
184,678	Shandong Gold Mining Co. Ltd., Class A (Materials)	665,536
229,792	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	228,569
1,072,200	Shanghai Construction Group Co. Ltd., Class A (Industrials)	412,470
650,866	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	399,721
704,498	Shanghai International Port Group Co. Ltd., Class A (Industrials)	493,637
189,383	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	309,112
211,108	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	518,597
1,052,592	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	1,009,424
456,423	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	445,857
503,008	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	402,213
336,110	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	339,874
489,739	Shanxi Securities Co. Ltd., Class A (Financials)	407,751
848,376	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	459,243
28,941	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	962,447
718,069	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	430,141
417,900	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	372,054
331,876	Shenzhen International Holdings Ltd. (Industrials)	236,155
54,704	Shenzhen Kstar Science And Technology Co. Ltd., Class A (Industrials)	227,579

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
15,745	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	$584,070
720,193	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Real Estate)*	430,424
75,218	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A (Health Care)	285,743
92,500	Shenzhen SED Industry Co. Ltd., Class A (Information Technology)	348,980
218,373	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	698,158
179,766	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	369,485
212,731	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	792,060
356,057	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	435,868
80,014	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	727,310
65,469	Silergy Corp. (Information Technology)	590,005
227,100	Sinoma International Engineering Co., Class A (Industrials)	366,617
883,800	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)*	367,921
257,798	Sinopharm Group Co. Ltd., Class H (Health Care)	747,908
386,330	SooChow Securities Co. Ltd., Class A (Financials)	434,711
633,927	Southwest Securities Co. Ltd., Class A (Financials)	367,544
36,647	Sunny Optical Technology Group Co. Ltd. (Information Technology)	299,560
109,919	TAL Education Group ADR (Consumer Discretionary)*	774,929
318,223	Tangshan Jidong Cement Co. Ltd., Class A (Materials)	331,405
694,085	TCL Technology Group Corp., Class A (Information Technology)*	390,980
770,543	Tencent Holdings Ltd. (Communication Services)	31,935,024
139,443	Tencent Music Entertainment Group ADR (Communication Services)*	951,001
278,426	Tianma Microelectronics Co. Ltd., Class A (Information Technology)*	328,978
86,800	Tianqi Lithium Corp., Class A (Materials)	686,553
1,143,483	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	1,679,845
234,227	Tongwei Co. Ltd., Class A (Information Technology)	1,032,356
2,081,775	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	1,693,719
19,500	Trip.com Group Ltd. (Consumer Discretionary)*	769,382
1,359,640	Uni-President China Holdings Ltd. (Consumer Staples)	1,005,632

Common Stocks – (continued)
China – (continued)
188,339	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	2,973,873
30,600	Wanhua Chemical Group Co. Ltd., Class A (Materials)	394,140
1,850,241	Want Want China Holdings Ltd. (Consumer Staples)	1,224,567
396,042	Western Securities Co. Ltd., Class A (Financials)	367,285
1,844,200	Wintime Energy Group Co. Ltd., Class A (Utilities)*	369,930
911,065	Wuchan Zhongda Group Co. Ltd., Class A (Consumer Discretionary)	582,050
29,389	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	629,531
529,717	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	440,309
418,487	Xiamen C & D, Inc., Class A (Industrials)	624,410
368,994	Xiaomi Corp., Class B (Information Technology)*(a)	581,601
284,735	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	547,557
382,575	Yankuang Energy Group Co. Ltd., Class H (Energy)	601,055
229,056	Yihai International Holding Ltd. (Consumer Staples)*	429,384
81,500	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	399,298
70,563	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	483,282
460,136	Youngor Group Co. Ltd., Class A (Real Estate)	439,369
140,188	YTO Express Group Co. Ltd., Class A (Industrials)	290,834
724,354	Yuexiu Property Co. Ltd. (Real Estate)	897,851
63,053	Yum China Holdings, Inc. (Consumer Discretionary)	3,385,316
50,930	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	382,404
63,946	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	894,286
172,869	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	409,461
147,100	Zangge Mining Co. Ltd., Class A (Materials)	454,123
9,097	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	345,382
347,000	Zhaojin Mining Industry Co. Ltd., Class H (Materials)	490,294
681,300	Zhefu Holding Group Co. Ltd., Class A (Industrials)	369,738
352,400	Zhejiang China Commodities City Group Co. Ltd., Class A (Real Estate)	397,984

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
621,241	Zhejiang Expressway Co. Ltd., Class H (Industrials)(b)	$464,242
298,100	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	377,617
68,836	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	450,269
279,281	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	775,471
270,500	Zheshang Securities Co. Ltd., Class A (Financials)	382,792
39,400	Zhongji Innolight Co. Ltd., Class A, 02/28/23 (Information Technology)	620,461
332,800	Zhongjin Gold Corp. Ltd., Class A (Materials)	508,448
162,762	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	496,064
371,064	Zhongtai Securities Co. Ltd., Class A (Financials)	372,670
464,400	Zibo Qixiang Tengda Chemical Co. Ltd., Class A (Materials)	391,121
425,540	Zijin Mining Group Co. Ltd., Class H (Materials)	669,642
470,937	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	417,978
138,700	ZTE Corp., Class H, 02/28/23 (Information Technology)	446,606
14,100	ZTO Express Cayman, Inc. ADR (Industrials)	354,474

		306,540,977

Czech Republic – 0.2%
14,671	CEZ AS (Utilities)	624,334
20,366	Komercni banka AS (Financials)	636,948
165,312	Moneta Money Bank AS (Financials)(a)	616,397

		1,877,679

Egypt – 0.5%
1,476,533	Commercial International Bank Egypt SAE (Financials)	2,723,701
2,754,243	Eastern Co. SAE (Consumer Staples)	1,809,422

		4,533,123

Greece – 0.8%
613,933	Eurobank Ergasias Services and Holdings SA (Financials)*	1,068,131
188,456	Hellenic Telecommunications Organization SA (Communication Services)	2,822,663
20,290	JUMBO SA (Consumer Discretionary)	628,060
15,332	Motor Oil Hellas Corinth Refineries SA (Energy)	391,054
26,298	Mytilineos SA (Industrials)	1,068,633
82,200	National Bank of Greece SA (Financials)*	559,740

Common Stocks – (continued)
Greece – (continued)
93,934	OPAP SA (Consumer Discretionary)	1,588,401

		8,126,682

Hong Kong – 0.2%
52,357	Orient Overseas International Ltd. (Industrials)	702,389
2,540,206	Sino Biopharmaceutical Ltd. (Health Care)	965,322

		1,667,711

Hungary – 0.2%
139,096	MOL Hungarian Oil & Gas PLC (Energy)	1,052,790
17,260	OTP Bank Nyrt (Financials)	704,962
16,810	Richter Gedeon Nyrt (Health Care)	421,795

		2,179,547

India – 14.2%
8,300	ABB India Ltd. (Industrials)	439,286
228,797	Adani Power Ltd. (Utilities)*	887,979
7,000	Apollo Hospitals Enterprise Ltd. (Health Care)	407,057
55,803	Asian Paints Ltd. (Materials)	2,194,811
171,656	Aurobindo Pharma Ltd. (Health Care)	1,720,992
21,903	Avenue Supermarts Ltd. (Consumer Staples)*(a)	984,317
173,503	Axis Bank Ltd. (Financials)	2,040,256
13,630	Bajaj Finance Ltd. (Financials)	1,179,322
21,225	Bajaj Finserv Ltd. (Financials)	381,729
340,494	Bank of Baroda (Financials)	769,735
69,934	Berger Paints India Ltd. (Materials)	607,040
319,800	Bharat Electronics Ltd. (Industrials)	514,546
128,626	Bharat Petroleum Corp. Ltd. (Energy)	529,117
172,865	Bharti Airtel Ltd. (Communication Services)	1,788,239
52,929	Britannia Industries Ltd. (Consumer Staples)	2,856,435
159,292	CG Power & Industrial Solutions Ltd. (Industrials)	826,128
40,214	Cholamandalam Investment and Finance Co. Ltd. (Financials)	544,946
177,881	Cipla Ltd. (Health Care)	2,702,178
207,790	Coal India Ltd. (Energy)	577,416
103,464	Colgate-Palmolive India Ltd. (Consumer Staples)	2,427,121
208,472	Dabur India Ltd. (Consumer Staples)	1,392,814
23,198	Divi’s Laboratories Ltd. (Health Care)	1,006,562
33,199	Dr. Reddy’s Laboratories Ltd. (Health Care)	2,248,864
12,573	Eicher Motors Ltd. (Consumer Discretionary)	506,740
393,420	GAIL India Ltd. (Utilities)	546,507
46,272	Grasim Industries Ltd. (Materials)	1,001,022
90,913	Havells India Ltd. (Industrials)	1,520,465
292,895	HCL Technologies Ltd. (Information Technology)	4,147,028

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
176,500	HDFC Bank Ltd. (Financials)	$3,350,326
109,776	HDFC Life Insurance Co. Ltd. (Financials)(a)	854,950
217,913	Hindalco Industries Ltd. (Materials)	1,210,434
13,500	Hindustan Aeronautics Ltd. (Industrials)	636,024
89,335	Hindustan Unilever Ltd. (Consumer Staples)	2,703,210
452,387	ICICI Bank Ltd. (Financials)	5,239,107
47,039	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	746,442
154,034	Indian Hotels Co. Ltd. (Consumer Discretionary)	783,136
939,427	Indian Oil Corp. Ltd. (Energy)	1,011,073
449,099	Infosys Ltd. (Information Technology)	7,787,032
483,176	ITC Ltd. (Consumer Staples)	2,566,277
156,847	Jindal Steel & Power Ltd. (Materials)	1,296,855
283,238	Jio Financial Services Ltd. (Financials)*	798,877
103,916	JSW Steel Ltd. (Materials)	978,642
171,929	Jubilant Foodworks Ltd. (Consumer Discretionary)	1,063,416
25,454	Kotak Mahindra Bank Ltd. (Financials)	540,757
74,269	Larsen & Toubro Ltd. (Industrials)	2,424,640
44,477	LTIMindtree Ltd. (Information Technology)(a)	2,790,160
55,630	Lupin Ltd. (Health Care)	737,724
116,766	Mahindra & Mahindra Ltd. (Consumer Discretionary)	2,222,025
344,901	Marico Ltd. (Consumer Staples)	2,374,921
6,382	Maruti Suzuki India Ltd. (Consumer Discretionary)	771,194
33,729	Mphasis Ltd. (Information Technology)	989,548
412	MRF Ltd. (Consumer Discretionary)	540,896
60,896	Muthoot Finance Ltd. (Financials)	927,090
10,367	Nestle India Ltd. (Consumer Staples)	2,753,271
663,232	NTPC Ltd. (Utilities)	1,764,907
599,220	Oil & Natural Gas Corp. Ltd. (Energy)	1,260,525
4,617	Page Industries Ltd. (Consumer Discretionary)	2,239,349
9,410	PI Industries Ltd. (Materials)	412,415
51,754	Pidilite Industries Ltd. (Materials)	1,572,258
286,700	Power Finance Corp. Ltd. (Financials)	901,108
690,140	Power Grid Corp. of India Ltd. (Utilities)	2,038,669
268,900	REC Ltd. (Financials)	775,165
283,238	Reliance Industries Ltd. (Energy)	8,235,110
49,324	SBI Life Insurance Co. Ltd. (Financials)(a)	770,101
22,100	Shriram Finance Ltd. (Financials)	514,765
31,923	Siemens Ltd. (Industrials)	1,512,391
15,376	SRF Ltd. (Materials)	437,676
222,135	State Bank of India (Financials)	1,506,234
83,137	Sun Pharmaceutical Industries Ltd. (Health Care)	1,116,310
155,504	Tata Consultancy Services Ltd. (Information Technology)	6,305,344
80,673	Tata Consumer Products Ltd. (Consumer Staples)	813,052

Common Stocks – (continued)
India – (continued)
7,952	Tata Elxsi Ltd. (Information Technology)	696,117
367,337	Tata Motors Ltd. (Consumer Discretionary)	2,666,742
163,921	Tata Power Co. Ltd. (The) (Utilities)	485,310
2,086,344	Tata Steel Ltd. (Materials)	3,097,274
220,431	Tech Mahindra Ltd. (Information Technology)	3,200,375
25,092	Titan Co. Ltd. (Consumer Discretionary)	940,940
71,749	Torrent Pharmaceuticals Ltd. (Health Care)	1,596,854
21,994	Tube Investments of India Ltd. (Consumer Discretionary)	770,582
29,274	TVS Motor Co. Ltd. (Consumer Discretionary)	502,090
17,781	UltraTech Cement Ltd. (Materials)	1,782,143
149,700	UPL Ltd. (Materials)	1,068,960
118,096	Varun Beverages Ltd. (Consumer Staples)	1,283,152
385,772	Vedanta Ltd. (Materials)	1,082,484
289,060	Wipro Ltd. (Information Technology)	1,425,987

		137,621,068

Indonesia – 2.0%
1,935,925	Adaro Energy Indonesia Tbk PT (Energy)	339,391
5,277,009	Aneka Tambang Tbk (Materials)	689,511
4,182,509	Astra International Tbk PT (Industrials)	1,771,318
4,156,205	Bank Central Asia Tbk PT (Financials)	2,503,820
3,135,396	Bank Mandiri Persero Tbk PT (Financials)	1,240,365
1,472,866	Bank Negara Indonesia Persero Tbk PT (Financials)	887,298
3,440,983	Bank Rakyat Indonesia Persero Tbk PT (Financials)	1,253,937
981,900	Indah Kiat Pulp & Paper Tbk PT (Materials)	586,690
2,294,037	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	1,687,013
3,184,553	Indofood Sukses Makmur Tbk PT (Consumer Staples)	1,484,591
12,377,253	Kalbe Farma Tbk PT (Health Care)	1,475,030
7,139,334	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	1,359,427
10,998,929	Telkom Indonesia Persero Tbk PT (Communication Services)	2,693,763
4,256,801	Unilever Indonesia Tbk PT (Consumer Staples)	1,025,769

		18,997,923

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Kuwait – 0.6%
338,699	Agility Public Warehousing Co. KSC (Industrials)*	$631,799
219,452	Boubyan Bank KSCP (Financials)	434,276
640,979	Kuwait Finance House KSCP (Financials)	1,549,163
953,098	National Bank of Kuwait SAKP (Financials)	2,844,607

		5,459,845

Luxembourg – 0.1%
44,076	Reinet Investments SCA (Financials)	941,297

Mexico – 2.9%
875,968	Alfa SAB de CV, Class A (Industrials)	586,520
3,673,702	America Movil SAB de CV, Series B (Communication Services)	3,503,077
55,392	Arca Continental SAB de CV (Consumer Staples)	546,293
2,752,752	Cemex SAB de CV, Series CPO (Materials)*	2,199,683
112,727	Coca-Cola Femsa SAB de CV (Consumer Staples)	967,556
358,189	Fomento Economico Mexicano SAB de CV (Consumer Staples)	4,060,756
141,888	Gruma SAB de CV, Class B (Consumer Staples)	2,399,369
699,986	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,488,338
81,494	Grupo Carso SAB de CV, Series A1 (Industrials)	658,033
346,648	Grupo Financiero Banorte SAB de CV, Class O (Financials)	2,974,314
267,026	Grupo Mexico SAB de CV, Series B (Materials)	1,288,350
261,900	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	596,877
234,503	Orbia Advance Corp. SAB de CV (Materials)	528,726
44,502	Promotora y Operadora de Infraestructura SAB de CV (Industrials)	432,944
984,782	Wal-Mart de Mexico SAB de CV (Consumer Staples)	3,929,942

		28,160,778

Philippines – 0.2%
624,614	Bank of the Philippine Islands (Financials)	1,213,485
41,420	Manila Electric Co. (Utilities)	251,359

		1,464,844

Poland – 0.9%
34,816	Bank Polska Kasa Opieki SA (Financials)	911,531
15,868	CD Projekt SA (Communication Services)	568,110

Common Stocks – (continued)
Poland – (continued)
24,431	Dino Polska SA (Consumer Staples)*(a)	2,246,140
533	LPP SA (Consumer Discretionary)	1,795,096
27,900	ORLEN SA (Energy)	426,835
110,609	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)*	1,002,426
199,836	Powszechny Zaklad Ubezpieczen SA (Financials)	2,004,058

		8,954,196

Qatar – 1.0%
556,575	Commercial Bank PSQC (The) (Financials)	868,502
99,765	Industries Qatar QSC (Industrials)	338,762
711,550	Ooredoo QPSC (Communication Services)	2,111,192
397,873	Qatar International Islamic Bank QSC (Financials)	1,081,143
353,284	Qatar Islamic Bank (Financials)	1,875,123
752,212	Qatar National Bank QPSC (Financials)	3,223,766

		9,498,488

Romania – 0.1%
126,372	NEPI Rockcastle NV (Real Estate)	756,430

Russia – 0.0%
1,256,908	Gazprom PJSC (Energy)(c)	—
35,708,229	Inter RAO UES PJSC (Utilities)(c)	—
62,206	LUKOIL PJSC (Energy)(c)	—
11,906	MMC Norilsk Nickel PJSC (Materials)*(c)	—
824,628	Moscow Exchange MICEX-RTS PJSC (Financials)(c)	—
839,494	Novolipetsk Steel PJSC (Materials)*(c)	—
127,440	PhosAgro PJSC GDR (Materials)*(c)	—
820	PhosAgro PJSC (Materials)*(c)	—
70,023	Polymetal International PLC (Materials)*(c)	—
11,287	Polyus PJSC (Materials)*(c)	—
90,086	Rosneft Oil Co. PJSC (Energy)(c)	—
1,661,273	Sberbank of Russia PJSC (Financials)(c)	—
152,107	Severstal PAO (Materials)*(c)	—
3,362,523	Surgutneftegas PJSC (Energy)(c)	—
277,377	Tatneft PJSC (Energy)(c)	—
1,366	TCS Group Holding PLC GDR (Financials)*(c)	—
799,132,583	VTB Bank PJSC (Financials)*(c)	—
40,500	Yandex NV, Class A (Communication Services)*(c)	—

		—

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – 4.0%
12,684	ACWA Power Co. (Utilities)	$652,690
33,713	Advanced Petrochemical Co. (Materials)	382,464
216,865	Al Rajhi Bank (Financials)	4,174,651
78,414	Alinma Bank (Financials)	771,460
31,426	Almarai Co. JSC (Consumer Staples)	531,217
58,345	Arab National Bank (Financials)	401,344
5,200	Arabian Internet & Co.mmunications Services Co. (Information Technology)	489,408
43,996	Bank AlBilad (Financials)	503,227
61,208	Bank Al-Jazira (Financials)*	289,504
47,956	Banque Saudi Fransi (Financials)	490,345
32,869	Bupa Arabia for Cooperative Insurance Co. (Financials)	1,766,731
140,430	Dar Al Arkan Real Estate Development Co. (Real Estate)*	697,161
11,935	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	773,254
5,176	Elm Co. (Information Technology)	1,173,023
203,477	Etihad Etisalat Co. (Communication Services)	2,449,438
95,620	Jarir Marketing Co. (Consumer Discretionary)	376,295
186,460	Mobile Telecommunications Co Saudi Arabia (Communication Services)	671,140
21,142	Nahdi Medical Co. (Consumer Staples)	855,680
160,670	Rabigh Refining & Petrochemical Co. (Energy)*	442,087
83,186	Riyad Bank (Financials)	675,353
31,590	SABIC Agri-Nutrients Co. (Materials)	1,158,942
110,087	Sahara International Petrochemical Co. (Materials)	1,069,860
102,725	Saudi Arabian Mining Co. (Materials)*	1,109,238
501,274	Saudi Arabian Oil Co. (Energy)(a)	4,664,382
113,797	Saudi Awwal Bank (Financials)	1,087,711
97,159	Saudi Basic Industries Corp. (Materials)	2,289,965
263,025	Saudi Electricity Co. (Utilities)	1,451,646
92,330	Saudi Investment Bank (The) (Financials)	408,643
315,033	Saudi Kayan Petrochemical Co. (Materials)*	1,023,050
303,315	Saudi National Bank (The) (Financials)	2,891,102
221,239	Saudi Telecom Co. (Communication Services)	2,347,676
113,831	Savola Group (The) (Consumer Staples)	1,150,253

		39,218,940

South Africa – 3.1%
161,189	Absa Group Ltd. (Financials)	1,551,790
54,575	African Rainbow Minerals Ltd. (Materials)	515,919
121,658	Aspen Pharmacare Holdings Ltd. (Health Care)	1,106,391
91,702	Bid Corp. Ltd. (Consumer Staples)	2,057,447
46,635	Bidvest Group Ltd. (The) (Industrials)	701,803
7,777	Capitec Bank Holdings Ltd. (Financials)	650,869
95,507	Clicks Group Ltd. (Consumer Staples)	1,379,518

Common Stocks – (continued)
South Africa – (continued)
31,054	Discovery Ltd. (Financials)*	240,642
586,877	FirstRand Ltd. (Financials)	2,274,981
135,191	Gold Fields Ltd. (Materials)	1,734,029
202,470	Impala Platinum Holdings Ltd. (Materials)	1,042,130
56,544	Kumba Iron Ore Ltd. (Materials)(b)	1,240,414
287,467	MTN Group Ltd. (Communication Services)	1,826,672
9,670	Naspers Ltd., Class N (Consumer Discretionary)	1,642,899
126,320	Nedbank Group Ltd. (Financials)(b)	1,439,721
656,580	Old Mutual Ltd. (Financials)	440,032
304,522	OUTsurance Group Ltd. (Financials)	643,300
321,648	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	276,887
99,899	Remgro Ltd. (Financials)	833,855
277,866	Sanlam Ltd. (Financials)	1,000,083
232,790	Shoprite Holdings Ltd. (Consumer Staples)	3,243,569
378,418	Sibanye Stillwater Ltd. (Materials)	574,372
205,664	Standard Bank Group Ltd. (Financials)	2,098,566
162,742	Vodacom Group Ltd. (Communication Services)	927,032
227,736	Woolworths Holdings Ltd. (Consumer Discretionary)	892,181

		30,335,102

South Korea – 11.5%
16,014	Amorepacific Corp. (Consumer Staples)	1,622,300
10,544	BGF retail Co. Ltd. (Consumer Staples)	1,247,650
4,589	Celltrion, Inc. (Health Care)	499,608
3,655	CJ CheilJedang Corp. (Consumer Staples)	826,817
4,100	CosmoAM&T Co. Ltd. (Information Technology)*	489,177
44,635	Coway Co. Ltd. (Consumer Discretionary)	1,458,848
9,688	DB Insurance Co. Ltd. (Financials)	598,835
16,254	Doosan Bobcat, Inc. (Industrials)	661,596
31,222	Doosan Enerbility Co. Ltd. (Industrials)*	430,388
5,900	Ecopro BM Co. Ltd. (Industrials)	1,448,496
1,100	Ecopro Co. Ltd. (Materials)	1,046,113
16,785	F&F Co. Ltd. (Consumer Discretionary)	1,308,005
46,872	GS Holdings Corp. (Industrials)	1,331,601
47,866	Hana Financial Group, Inc. (Financials)	1,432,268
39,739	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	1,165,036
6,573	Hanmi Pharm Co. Ltd. (Health Care)	1,464,534
4,900	Hanwha Aerospace Co. Ltd. (Industrials)	423,363
7,790	HD Hyundai Co. Ltd. (Energy)	348,318
75,016	HMM Co. Ltd. (Industrials)	945,539
27,750	Hotel Shilla Co. Ltd. (Consumer Discretionary)	1,851,750
1,900	HYBE Co. Ltd. (Communication Services)*	362,966

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
7,117	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	$1,243,826
12,167	Hyundai Motor Co. (Consumer Discretionary)	1,740,707
21,533	Hyundai Steel Co. (Materials)	589,744
170,782	Industrial Bank of Korea (Financials)	1,390,289
13,800	JYP Entertainment Corp. (Communication Services)	1,171,447
15,826	Kakao Corp. (Communication Services)	575,926
66,160	Kangwon Land, Inc. (Consumer Discretionary)	776,351
47,226	KB Financial Group, Inc. (Financials)	1,932,988
39,668	Kia Corp. (Consumer Discretionary)	2,406,940
16,440	Korea Aerospace Industries Ltd. (Industrials)	629,366
47,244	Korea Electric Power Corp. (Utilities)*(b)	636,950
6,270	Korea Investment Holdings Co. Ltd. (Financials)	246,673
1,215	Korea Zinc Co. Ltd. (Materials)	484,437
25,546	Korean Air Lines Co. Ltd. (Industrials)	440,665
15,700	KT Corp. (Communication Services)	391,980
20,978	KT&G Corp. (Consumer Staples)	1,379,223
3,769	Kumho Petrochemical Co. Ltd. (Materials)	355,870
1,908	L&F Co. Ltd. (Information Technology)(b)	310,361
2,476	LG Chem Ltd. (Materials)	1,092,119
6,003	LG Corp. (Industrials)	372,874
33,065	LG Electronics, Inc. (Consumer Discretionary)	2,464,084
2,108	LG Energy Solution Ltd. (Industrials)*	867,601
3,486	LG H&H Co. Ltd. (Consumer Staples)	1,225,078
2,760	LG Innotek Co. Ltd. (Information Technology)	563,798
227,347	LG Uplus Corp. (Communication Services)	1,797,447
75,855	Mirae Asset Securities Co. Ltd. (Financials)	382,216
8,751	NAVER Corp. (Communication Services)	1,420,155
4,105	NCSoft Corp. (Communication Services)	781,091
93,120	NH Investment & Securities Co. Ltd. (Financials)	725,656
20,495	Orion Corp. (Consumer Staples)	1,888,626
11,187	Pearl Abyss Corp. (Communication Services)*	408,801
3,704	POSCO Future M Co. Ltd. (Industrials)	1,259,654
8,723	POSCO Holdings, Inc. (Materials)	3,821,159
1,176	Samsung Biologics Co. Ltd. (Health Care)*(a)	655,731
14,728	Samsung C&T Corp. (Industrials)	1,166,651
10,125	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	1,037,204
639,989	Samsung Electronics Co. Ltd. (Information Technology)	32,392,861

Common Stocks – (continued)
South Korea – (continued)
26,174	Samsung Engineering Co. Ltd. (Industrials)*	673,286
10,792	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	2,012,656
130,164	Samsung Heavy Industries Co. Ltd. (Industrials)*	867,596
7,237	Samsung Life Insurance Co. Ltd. (Financials)	370,131
3,702	Samsung SDI Co. Ltd. (Information Technology)	1,719,711
11,776	Samsung SDS Co. Ltd. (Information Technology)	1,265,135
46,896	Samsung Securities Co. Ltd. (Financials)	1,325,187
58,177	Shinhan Financial Group Co. Ltd. (Financials)	1,564,738
19,611	SK Biopharmaceuticals Co. Ltd. (Health Care)*	1,271,544
58,092	SK Hynix, Inc. (Information Technology)	5,353,210
18,509	SK Square Co. Ltd. (Industrials)*	631,554
2,379	SK, Inc. (Industrials)	260,084
119,585	Woori Financial Group, Inc. (Financials)	1,077,554
24,700	Yuhan Corp. (Health Care)	1,360,439

		111,742,582

Taiwan – 14.6%
165,041	Accton Technology Corp. (Information Technology)	2,477,183
604,164	Acer, Inc. (Information Technology)	694,343
195,111	Advantech Co. Ltd. (Information Technology)	2,107,553
489,594	ASE Technology Holding Co. Ltd. (Information Technology)	1,814,080
471,030	Asia Cement Corp. (Materials)	590,146
89,946	Asustek Computer, Inc. (Information Technology)	1,136,805
352,602	AUO Corp. (Information Technology)*	197,080
205,634	Catcher Technology Co. Ltd. (Information Technology)	1,165,495
865,380	Cathay Financial Holding Co. Ltd. (Financials)*	1,239,110
251,561	Chailease Holding Co. Ltd. (Financials)	1,402,103
372,147	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	463,336
3,776,462	China Development Financial Holding Corp. (Financials)*	1,405,212
761,298	China Steel Corp. (Materials)	633,489
427,526	Chunghwa Telecom Co. Ltd. (Communication Services)	1,557,252
1,503,791	Compal Electronics, Inc. (Information Technology)	1,506,317
2,058,860	CTBC Financial Holding Co. Ltd. (Financials)	1,541,890

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
268,724	Delta Electronics, Inc. (Information Technology)	$2,919,583
62,296	E Ink Holdings, Inc. (Information Technology)	356,994
13,118	eMemory Technology, Inc. (Information Technology)	747,623
994,678	E.Sun Financial Holding Co. Ltd. (Financials)	763,659
374,493	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	1,252,367
875,460	Far Eastern New Century Corp. (Industrials)	773,843
296,107	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	1,562,055
1,100,163	First Financial Holding Co. Ltd. (Financials)	908,555
363,501	Formosa Plastics Corp. (Materials)	907,426
1,063,854	Fubon Financial Holding Co. Ltd. (Financials)	2,124,601
38,400	Gigabyte Technology Co. Ltd. (Information Technology)	411,172
18,500	Global Unichip Corp. (Information Technology)	848,131
32,531	Globalwafers Co. Ltd. (Information Technology)	468,866
1,253,332	Hon Hai Precision Industry Co. Ltd. (Information Technology)	4,191,351
924,069	Hua Nan Financial Holdings Co. Ltd. (Financials)	594,835
866,643	Inventec Corp. (Information Technology)	1,534,821
9,942	Largan Precision Co. Ltd. (Information Technology)	639,979
506,746	Lite-On Technology Corp. (Information Technology)	2,179,963
197,975	MediaTek, Inc. (Information Technology)	4,382,660
814,984	Mega Financial Holding Co. Ltd. (Financials)	918,717
401,790	Micro-Star International Co. Ltd. (Information Technology)	2,012,325
35,400	momo.com, Inc. (Consumer Discretionary)	578,023
458,279	Nan Ya Plastics Corp. (Materials)	951,195
53,325	Nan Ya Printed Circuit Board Corp. (Information Technology)	404,377
527,993	Nanya Technology Corp. (Information Technology)	1,104,182
132,392	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	1,243,000
212,013	Novatek Microelectronics Corp. (Information Technology)	2,659,608
553,788	Pegatron Corp. (Information Technology)	1,356,365
834,332	Pou Chen Corp. (Consumer Discretionary)	749,278

364,696	President Chain Store Corp. (Consumer Staples)	3,063,325
273,239	Quanta Computer, Inc. (Information Technology)	2,174,998
172,715	Realtek Semiconductor Corp. (Information Technology)	2,266,964
1,733,814	SinoPac Financial Holdings Co. Ltd. (Financials)	930,973
419,822	Synnex Technology International Corp. (Information Technology)	805,461
2,258,175	Taishin Financial Holding Co. Ltd. (Financials)	1,262,164
1,068,709	Taiwan Business Bank (Financials)	448,001
403,204	Taiwan Cement Corp. (Materials)	442,497
719,347	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	592,934
191,405	Taiwan Mobile Co. Ltd. (Communication Services)	560,154
3,194,226	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	55,065,080
101,505	Unimicron Technology Corp. (Information Technology)	591,248
1,508,668	Uni-President Enterprises Corp. (Consumer Staples)	3,349,280
2,136,725	United Microelectronics Corp. (Information Technology)	3,052,800
197,309	Vanguard International Semiconductor Corp. (Information Technology)	423,161
9,300	Voltronic Power Technology Corp. (Industrials)	423,437
316,742	Walsin Lihwa Corp. (Industrials)	377,944
637,533	Winbond Electronics Corp. (Information Technology)*	527,499
498,000	Wistron Corp. (Information Technology)	1,829,589
407,391	WPG Holdings Ltd. (Information Technology)	702,299
474,306	Yang Ming Marine Transport Corp. (Industrials)	629,251
2,652,694	Yuanta Financial Holding Co. Ltd. (Financials)	2,032,429
104,950	Zhen Ding Technology Holding Ltd. (Information Technology)	318,674

		141,347,110

Thailand – 1.7%
298,616	Advanced Info Service PCL NVDR (Communication Services)	1,841,966
329,200	Airports of Thailand PCL NVDR (Industrials)*	681,574
2,618,900	Asset World Corp. PCL NVDR (Consumer Discretionary)	326,077
1,734,200	Bangkok Dusit Medical Services PCL NVDR (Health Care)	1,386,667
356,000	Berli Jucker PCL NVDR (Consumer Staples)	343,114

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
192,400	Bumrungrad Hospital PCL NVDR (Health Care)	$1,423,049
215,200	Central Pattana PCL NVDR (Real Estate)	422,503
759,100	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	448,729
906,377	CP ALL PCL NVDR (Consumer Staples)	1,688,901
553,500	Delta Electronics Thailand PCL NVDR (Information Technology)	1,714,993
137,700	Electricity Generating PCL NVDR (Utilities)	524,965
301,800	Gulf Energy Development PCL NVDR (Utilities)	413,690
320,200	Indorama Ventures PCL NVDR (Materials)	265,176
289,900	Intouch Holdings PCL NVDR (Communication Services)	602,277
1,244,900	Krung Thai Bank PCL NVDR (Financials)	686,130
314,400	Krungthai Card PCL NVDR (Financials)	435,451
209,400	Muangthai Capital PCL NVDR (Financials)	243,680
197,400	PTT Exploration & Production PCL NVDR (Energy)	893,493
371,400	PTT Global Chemical PCL NVDR (Materials)	395,078
765,400	PTT PCL NVDR (Energy)	759,553
544,900	Ratch Group PCL NVDR (Utilities)	552,408
59,900	Siam Cement PCL (The) NVDR (Materials)	535,409
257,200	Thai Oil PCL NVDR (Energy)	378,262

		16,963,145

Turkey – 0.8%
284,352	BIM Birlesik Magazalar AS (Consumer Staples)	2,690,179
361,212	KOC Holding AS (Industrials)	1,921,402
120,931	Sasa Polyester Sanayi AS (Materials)*	239,297
51,200	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	518,385
118,157	Turk Hava Yollari AO (Industrials)*	1,085,939
186,866	Turkiye Petrol Rafinerileri AS (Energy)	989,093
359,910	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	691,938

		8,136,233

United Arab Emirates – 1.5%
541,952	Abu Dhabi Commercial Bank PJSC (Financials)	1,273,341
467,812	Abu Dhabi Islamic Bank PJSC (Financials)	1,327,126
1,253,866	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	1,300,617

655,375	Aldar Properties PJSC (Real Estate)	938,531
864,300	Americana Restaurants International PLC (Consumer Discretionary)	1,037,711
1,147,756	Dubai Islamic Bank PJSC (Financials)	1,762,389
1,020,176	Emaar Properties PJSC (Real Estate)	1,960,889
525,902	Emirates NBD Bank PJSC (Financials)	2,340,970
184,606	Emirates Telecommunications Group Co. PJSC (Communication Services)	997,150
447,660	First Abu Dhabi Bank PJSC (Financials)	1,667,276

		14,606,000

United Kingdom – 0.0%
59,800	Pepco Group NV (Consumer Discretionary)*	469,549

United States – 0.1%
133,272	JBS SA (Consumer Staples)	495,300
10,986	Parade Technologies Ltd. (Information Technology)	309,780

		805,080

TOTAL COMMON STOCKS
(Cost $881,888,114)		$944,452,011

Shares	Description	Rate	Value

Preferred Stocks – 2.1%
Brazil – 1.3%
585,774	Banco Bradesco SA (Financials)	6.74%	1,768,816
42,106	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.86	329,469
262,346	Cia Energetica de Minas Gerais (Utilities)	9.16	653,355
111,984	Gerdau SA (Materials)	14.91	584,693
643,983	Itau Unibanco Holding SA (Financials)	4.47	3,567,892
820,299	Itausa SA (Financials)	6.42	1,530,931
687,712	Petroleo Brasileiro SA (Energy)	11.38	4,436,628

			12,871,784

Chile – 0.1%
13,089	Sociedad Quimica y Minera de Chile SA, Class B (Industrials)	14.38	806,746

Colombia – 0.1%
81,467	Bancolombia SA (Financials)	12.24	541,058

Russia – 0.0%
3,212,489	Surgutneftegas PJSC (Energy)(c)	1.61	—

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)
South Korea – 0.6%
9,748	Hyundai Motor Co. (Consumer Discretionary)	7.34%	$767,745
9,479	Hyundai Motor Co. (Consumer Discretionary)	7.42	730,064
114,688	Samsung Electronics Co. Ltd. (Information Technology)	2.54	4,685,570

			6,183,379

TOTAL PREFERRED STOCKS
(Cost $17,487,554)			$20,402,967

Shares	Description	Value

Exchange-Traded Fund – 0.6%
United States – 0.6%
257,264	iShares MSCI Malaysia ETF
(Cost $7,732,869)		$5,423,125

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $907,108,537)		$970,278,103

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,450,496	5.234%	$5,450,496
(Cost $5,450,496)

TOTAL INVESTMENTS – 100.7%
(Cost $912,559,033)		$975,728,599

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(6,020,986)

NET ASSETS – 100.0%		$969,707,613

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company

Sector Name	% of Market Value

Financials	20.7%
Information Technology	20.5
Consumer Discretionary	11.8
Consumer Staples	11.0
Communication Services	8.9
Materials	7.2
Industrials	5.7
Health Care	4.8
Energy	4.7
Utilities	2.5
Real Estate	1.0
Exchange-Traded Fund	0.6
Securities Lending Reinvestment Vehicle	0.6

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.9%
Australia – 1.1%
87	Flutter Entertainment PLC (Consumer Discretionary)*	$15,854
10,452	Glencore PLC (Materials)	55,818
935	Rio Tinto PLC (Materials)	57,729

		129,401

Austria – 0.8%
395	Erste Group Bank AG (Financials)	14,135
292	Mondi PLC (Materials)	4,862
686	OMV AG (Energy)	31,844
1,507	voestalpine AG (Materials)	44,129

		94,970

Belgium – 1.2%
497	Ageas SA/NV (Financials)	19,786
694	Anheuser-Busch InBev SA/NV (Consumer Staples)	39,545
20	D’ieteren Group (Consumer Discretionary)	3,273
50	Elia Group SA/NV (Utilities)	5,779
119	Groupe Bruxelles Lambert NV (Financials)	9,604
164	KBC Group NV (Financials)	10,780
1	Lotus Bakeries NV (Consumer Staples)	7,891
133	Solvay SA (Materials)	15,431
256	UCB SA (Health Care)	23,006

		135,095

Brazil – 0.1%
247	Yara International ASA (Materials)	9,030

Chile – 0.0%
153	Antofagasta PLC (Materials)	2,807

China – 0.2%
309	Prosus NV (Consumer Discretionary)*	21,390

Denmark – 4.9%
19	AP Moller – Maersk A/S, Class A (Industrials)(a)	34,088
20	AP Moller – Maersk A/S, Class B (Industrials)	36,421
158	Carlsberg AS, Class B (Consumer Staples)	22,917
75	Chr Hansen Holding A/S (Materials)	4,908
80	Coloplast A/S, Class B (Health Care)	9,148
1,010	Danske Bank A/S (Financials)	22,746
82	Demant A/S (Health Care)*	3,364
64	DSV A/S (Industrials)	12,186
56	Genmab A/S (Health Care)*	21,529
1,834	Novo Nordisk A/S, Class B (Health Care)	340,255
171	Novozymes A/S, Class B (Materials)	7,433
36	Orsted AS (Utilities)(b)	2,320
304	Pandora A/S (Consumer Discretionary)	31,600
33	ROCKWOOL A/S, Class B (Industrials)	8,451
679	Tryg A/S (Financials)	12,978
134	Vestas Wind Systems A/S (Industrials)*	3,102

		573,446

Common Stocks – (continued)
Finland – 1.3%
275	Elisa OYJ (Communication Services)	$13,512
120	Kesko OYJ, Class B (Consumer Staples)	2,347
147	Kone OYJ, Class B (Industrials)	6,701
499	Metso Corp. (Industrials)	5,754
5,674	Nokia OYJ (Information Technology)	22,706
2,526	Nordea Bank Abp (Financials)	27,724
1,185	Orion OYJ, Class B (Health Care)	48,603
339	Sampo OYJ, Class A (Financials)	14,912
271	UPM-Kymmene OYJ (Materials)	9,300
307	Wartsila OYJ Abp (Industrials)	3,907

		155,466

France – 17.2%
277	Accor SA (Consumer Discretionary)	9,948
49	Aeroports de Paris (Industrials)	6,467
380	Air Liquide SA (Materials)	68,819
328	Airbus SE (Industrials)	48,195
250	Alstom SA (Industrials)	6,922
75	Amundi SA (Financials)(b)	4,481
178	Arkema SA (Materials)	18,670
2,173	AXA SA (Financials)	65,506
195	BioMerieux (Health Care)	20,233
925	BNP Paribas SA (Financials)	59,946
3,352	Bollore SE (Communication Services)	19,882
416	Bouygues SA (Industrials)	14,403
636	Bureau Veritas SA (Industrials)	17,078
200	Capgemini SE (Information Technology)	37,412
2,474	Carrefour SA (Consumer Staples)	47,447
1,005	Cie de Saint-Gobain SA (Industrials)	65,621
555	Cie Generale des Etablissements Michelin (Consumer Discretionary)	17,414
63	Covivio SA REIT (Real Estate)	3,081
2,908	Credit Agricole SA (Financials)	36,789
725	Danone SA (Consumer Staples)	42,358
117	Dassault Aviation SA (Industrials)	23,061
561	Dassault Systemes (Information Technology)	22,291
350	Edenred (Financials)	22,352
646	Eiffage SA (Industrials)	64,028
2,280	Engie SA (Utilities)	36,847
240	EssilorLuxottica SA (Health Care)	45,298
636	Eurazeo SE (Financials)	37,586
50	Gecina SA REIT (Real Estate)	5,364
596	Getlink SE (Industrials)	9,997
41	Hermes International SCA (Consumer Discretionary)	84,584
524	Ipsen SA (Health Care)	68,133
59	Kering (Consumer Discretionary)	31,646
135	Klepierre SA REIT (Real Estate)	3,575
1,582	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	57,349
292	Legrand SA (Industrials)	28,872
294	L’Oreal SA (Consumer Staples)	129,488
280	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	237,709
1,326	Orange SA (Communication Services)	14,907

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
145	Pernod Ricard SA (Consumer Staples)	$28,516

304	Publicis Groupe SA (Communication Services)	23,776
77	Remy Cointreau SA (Consumer Staples)*	11,947
270	Renault SA (Consumer Discretionary)	10,941
243	Safran SA (Industrials)	39,113
33	Sartorius Stedim Biotech (Health Care)	9,388
164	SEB SA (Consumer Discretionary)	18,067
822	Societe Generale SA (Financials)	23,388
158	Sodexo SA (Consumer Discretionary)	16,980
161	Thales SA (Industrials)	23,555
2,339	TotalEnergies SE (Energy)	147,418
684	Valeo SE (Consumer Discretionary)	13,363
589	Veolia Environnement SA (Utilities)	18,449
479	Vinci SA (Industrials)	53,527
1,102	Vivendi SE (Communication Services)	10,059
96	Wendel SE (Financials)	8,799

		1,991,045

Germany – 13.3%
276	adidas AG (Consumer Discretionary)	55,244
293	Allianz SE (Financials)	71,345
463	BASF SE (Materials)	23,513
933	Bayer AG (Health Care)	51,178
467	Bayerische Motoren Werke AG (Consumer Discretionary)	49,251
94	Bechtle AG (Information Technology)	4,585
198	Beiersdorf AG (Consumer Staples)	25,960
253	Brenntag SE (Industrials)	20,523
60	Carl Zeiss Meditec AG (Health Care)	5,973
2,520	Commerzbank AG (Financials)	27,761
62	Covestro AG (Materials)*(b)	3,302
388	Daimler Truck Holding AG (Industrials)	13,682
4,183	Deutsche Bank AG (Financials)	45,636
141	Deutsche Boerse AG (Financials)	25,075
4,457	Deutsche Lufthansa AG (Industrials)*	39,894
2,578	Deutsche Telekom AG (Communication Services)	55,239
1,698	DHL Group (Industrials)	79,402
4,746	E.ON SE (Utilities)	58,619
262	Evonik Industries AG (Materials)	5,035
844	Fresenius Medical Care AG & Co. KGaA (Health Care)	40,809
1,302	Fresenius SE & Co. KGaA (Health Care)	41,843
236	GEA Group AG (Industrials)	9,324
94	Hannover Rueck SE (Financials)	20,022
437	Heidelberg Materials AG (Materials)	35,231
1,703	HelloFresh SE (Consumer Staples)*	55,118
142	Henkel AG & Co. KGaA (Consumer Staples)	9,830
681	Infineon Technologies AG (Information Technology)	24,402
258	Knorr-Bremse AG (Industrials)	17,669
799	Mercedes-Benz Group AG (Consumer Discretionary)	58,570
160	Merck KGaA (Health Care)	28,827
57	MTU Aero Engines AG (Industrials)	13,351

Common Stocks – (continued)
Germany – (continued)
110	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	42,765
622	Nemetschek SE (Information Technology)	43,030
483	Puma SE (Consumer Discretionary)	32,502
48	Rational AG (Industrials)	36,650
50	Rheinmetall AG (Industrials)	13,637
509	RWE AG (Utilities)	21,026
950	SAP SE (Information Technology)	132,824
83	Scout24 SE (Communication Services)(b)	5,731
581	Siemens AG (Industrials)	87,576
2,365	Siemens Energy AG (Industrials)*	33,780
145	Siemens Healthineers AG (Health Care)(b)	7,279
89	Symrise AG (Materials)	9,289
290	Talanx AG (Financials)	19,530
3,619	Telefonica Deutschland Holding AG (Communication Services)	6,890
998	Zalando SE (Consumer Discretionary)*(b)	31,120

		1,539,842

Hong Kong – 0.1%
945	Prudential PLC (Financials)	11,570

Ireland – 1.0%
272	AerCap Holdings NV (Industrials)*	16,734
2,765	AIB Group PLC (Financials)	12,610
1,199	Bank of Ireland Group PLC (Financials)	11,970
598	CRH PLC (Materials)	34,477
106	Kerry Group PLC, Class A (Consumer Staples)	9,910
177	Kingspan Group PLC (Industrials)	15,000
294	Smurfit Kappa Group PLC (Materials)	12,374

		113,075

Italy – 4.1%
1,901	Assicurazioni Generali SpA (Financials)	39,470
571	Coca-Cola HBC AG (Consumer Staples)*	16,482
1,036	Davide Campari-Milano NV (Consumer Staples)	13,572
73	DiaSorin SpA (Health Care)	7,730
5,157	Enel SpA (Utilities)	34,758
3,576	Eni SpA (Energy)	55,439
169	Ferrari NV (Consumer Discretionary)	53,743
951	FinecoBank Banca Fineco SpA (Financials)	13,067
641	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	7,942
8,999	Intesa Sanpaolo SpA (Financials)	24,144
1,007	Mediobanca Banca di Credito Finanziario SpA (Financials)	13,192
718	Moncler SpA (Consumer Discretionary)	48,814
2,625	Poste Italiane SpA (Financials)(b)	29,217
546	Prysmian SpA (Industrials)	22,394
391	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	19,682
1,922	Snam SpA (Utilities)	9,938
1,592	Terna – Rete Elettrica Nazionale (Utilities)	13,167
1,938	UniCredit SpA (Financials)	47,464

		470,215

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Jordan – 0.2%
736	Hikma Pharmaceuticals PLC (Health Care)	$20,415

Luxembourg – 0.7%
2,470	ArcelorMittal (Materials)	65,761
174	Eurofins Scientific SE (Health Care)	10,734

		76,495

Netherlands – 8.0%
884	ABN AMRO Bank NV (Financials)(a)(b)	13,044
8	Adyen NV (Financials)*(b)	6,707
1,177	Aegon NV (Financials)	6,055
190	Akzo Nobel NV (Materials)	15,474
27	Argenx SE (Health Care)*	13,621
50	ASM International NV (Information Technology)	24,160
392	ASML Holding NV (Information Technology)	258,636
151	ASR Nederland NV (Financials)	6,616
121	BE Semiconductor Industries NV (Information Technology)	13,934
94	Euronext NV (Financials)(b)	6,800
452	EXOR NV (Financials)	40,100
306	Heineken Holding NV (Consumer Staples)	24,543
206	Heineken NV (Consumer Staples)	20,082
61	IMCD NV (Industrials)	8,425
2,025	ING Groep NV (Financials)	28,792
514	JDE Peet’s NV (Consumer Staples)	14,326
2,706	Koninklijke Ahold Delhaize NV (Consumer Staples)	88,623
5,367	Koninklijke KPN NV (Communication Services)	18,798
612	Koninklijke Philips NV (Health Care)*	13,816
431	NN Group NV (Financials)	16,634
663	Randstad NV (Industrials)	38,987
5,941	Shell PLC (Energy)	181,541
472	Universal Music Group NV (Communication Services)	11,726
489	Wolters Kluwer NV (Industrials)	59,018

		930,458

Norway – 1.1%
314	Aker BP ASA (Energy)	8,519
825	DNB Bank ASA (Financials)	16,334
1,702	Equinor ASA (Energy)	52,514
919	Gjensidige Forsikring ASA (Financials)	14,298
238	Kongsberg Gruppen ASA (Industrials)	9,863
205	Mowi ASA (Consumer Staples)	3,719
2,112	Orkla ASA (Consumer Staples)	16,138
702	Telenor ASA (Communication Services)	7,517

		128,902

Portugal – 0.5%
1,510	EDP – Energias de Portugal SA (Utilities)	6,893
344	Galp Energia SGPS SA (Energy)	4,744
1,884	Jeronimo Martins SGPS SA (Consumer Staples)	48,053

		59,690

Common Stocks – (continued)
Singapore – 0.3%
742	STMicroelectronics NV (Information Technology)	35,165

South Africa – 0.0%
148	Anglo American PLC (Materials)	3,939

Spain – 4.3%
61	Acciona SA (Utilities)	8,729
1,483	ACS Actividades de Construccion y Servicios SA (Industrials)	52,134
27	Aena SME SA (Industrials)(b)	4,249
297	Amadeus IT Group SA (Consumer Discretionary)	20,405
6,370	Banco Bilbao Vizcaya Argentaria SA (Financials)	50,235
17,950	Banco Santander SA (Financials)	70,174
3,648	CaixaBank SA (Financials)	14,784
90	Cellnex Telecom SA (Communication Services)*(b)	3,448
101	Corp ACCIONA Energias Renovables SA (Utilities)	3,008
438	Enagas SA (Utilities)	7,485
368	Endesa SA (Utilities)	7,661
380	Grifols SA (Health Care)*	5,215
5,267	Iberdrola SA (Utilities)	62,653
2,060	Industria de Diseno Textil SA (Consumer Discretionary)	79,059
579	Naturgy Energy Group SA (Utilities)(a)	16,804
569	Redeia Corp. SA (Utilities)	9,267
3,662	Repsol SA (Energy)	56,518
5,717	Telefonica SA (Communication Services)	23,728

		495,556

Sweden – 3.3%
303	Alfa Laval AB (Industrials)	10,659
567	Assa Abloy AB, Class B (Industrials)	12,785
1,666	Atlas Copco AB, Class A (Industrials)	22,054
1,167	Atlas Copco AB, Class B (Industrials)	13,466
238	Epiroc AB, Class A (Industrials)	4,577
178	Epiroc AB, Class B (Industrials)	2,920
697	Essity AB, Class B (Consumer Staples)	16,276
79	Evolution AB (Consumer Discretionary)(b)	8,558
134	Getinge AB, Class B (Health Care)	2,329
3,574	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	54,665
1,576	Hexagon AB, Class B (Information Technology)	14,091
178	Holmen AB, Class B (Materials)	6,754
749	Husqvarna AB, Class B (Industrials)	6,464
297	Industrivarden AB, Class A (Financials)	7,749
304	Industrivarden AB, Class C (Financials)	7,918
1,171	Investor AB, Class B (Financials)	22,575
137	L E Lundbergforetagen AB, Class B (Financials)	5,578
346	Lifco AB, Class B (Industrials)	6,345
305	Nibe Industrier AB, Class B (Industrials)	2,289
134	Saab AB, Class B (Industrials)	7,081

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
225	Sandvik AB (Industrials)	$4,262
1,491	Skandinaviska Enskilda Banken AB, Class A (Financials)	17,313
417	Svenska Cellulosa AB SCA, Class B (Materials)	5,560
1,498	Svenska Handelsbanken AB, Class A (Financials)	12,498
991	Swedbank AB, Class A (Financials)	17,571
572	Swedish Orphan Biovitrum AB (Health Care)*(a)	11,054
984	Tele2 AB, Class B (Communication Services)	6,950
4,479	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)(a)	23,041
3,116	Telia Co. AB (Communication Services)	6,292
500	Volvo AB, Class A (Industrials)	10,247
1,028	Volvo AB, Class B (Industrials)	20,767
3,973	Volvo Car AB, Class B (Consumer Discretionary)*	15,137

		385,825

Switzerland – 8.4%
1,071	ABB Ltd. (Industrials)	40,851
111	Adecco Group AG (Industrials)	4,792
170	Alcon, Inc. (Health Care)	14,227
86	Baloise Holding AG (Financials)	13,456
159	Banque Cantonale Vaudoise (Financials)	17,246
7	Barry Callebaut AG (Consumer Staples)	12,221
96	BKW AG (Utilities)	16,521
2	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	23,934
400	Cie Financiere Richemont SA, Class A (Consumer Discretionary)	56,881
314	Clariant AG (Materials)*	5,240
74	DSM-Firmenich AG (Materials)	6,839
101	Dufry AG (Consumer Discretionary)*	4,501
11	EMS-Chemie Holding AG (Materials)(a)	8,276
63	Geberit AG (Industrials)	32,711
3	Givaudan SA (Materials)	10,013
65	Helvetia Holding AG (Financials)	9,905
183	Julius Baer Group Ltd. (Financials)	12,734
193	Kuehne + Nagel International AG (Industrials)	58,102
512	Logitech International SA (Information Technology)	35,511
23	Lonza Group AG (Health Care)	12,731
2,129	Novartis AG (Health Care)	215,274
37	Partners Group Holding AG (Financials)	40,014
35	Schindler Holding AG (Industrials)	7,367
42	Schindler Holding AG Participation Certificates (Industrials)	9,375
512	SGS SA (Industrials)	46,594
159	SIG Group AG (Materials)*	4,191
28	Sika AG (Materials)	7,938
39	Sonova Holding AG (Health Care)	10,319
182	Straumann Holding AG (Health Care)	27,612

Common Stocks – (continued)
Switzerland – (continued)
68	Swatch Group AG (The) – Bearer (Consumer Discretionary)	19,147
312	Swatch Group AG (The) – Registered (Consumer Discretionary)	16,655
37	Swiss Life Holding AG (Financials)	23,233
116	Swiss Prime Site AG (Real Estate)	11,150
26	Swisscom AG (Communication Services)	15,837
2,175	UBS Group AG (Financials)	57,869
36	VAT Group AG (Industrials)(b)	14,445
114	Zurich Insurance Group AG (Financials)	53,563

		977,275

United Kingdom – 17.5%
1,565	3i Group PLC (Financials)	39,533
1,873	abrdn PLC (Financials)	3,919
947	Admiral Group PLC (Financials)	29,880
262	Ashtead Group PLC (Industrials)	18,339
903	Associated British Foods PLC (Consumer Staples)	22,799
1,479	AstraZeneca PLC (Health Care)	199,818
6,946	Auto Trader Group PLC (Communication Services)(b)	53,373
1,639	Aviva PLC (Financials)	7,792
3,165	BAE Systems PLC (Industrials)	40,406
17,269	Barclays PLC (Financials)	32,246
3,061	Barratt Developments PLC (Consumer Discretionary)	17,582
286	Berkeley Group Holdings PLC (Consumer Discretionary)	14,717
16,139	BP PLC (Energy)	99,696
1,998	British American Tobacco PLC (Consumer Staples)	66,396
2,695	BT Group PLC (Communication Services)	3,948
547	Bunzl PLC (Industrials)	19,616
2,187	Burberry Group PLC (Consumer Discretionary)	60,524
28,512	Centrica PLC (Utilities)	54,826
1,755	CNH Industrial NV (Industrials)	24,343
349	Coca-Cola Europacific Partners PLC (Consumer Staples)	22,374
1,559	Compass Group PLC (Consumer Discretionary)	39,372
69	Croda International PLC (Materials)	4,828
404	DCC PLC (Industrials)	22,151
1,899	Diageo PLC (Consumer Staples)	78,049
155	Entain PLC (Consumer Discretionary)	2,273
268	Halma PLC (Information Technology)	7,281
3,226	Hargreaves Lansdown PLC (Financials)	31,117
15,136	HSBC Holdings PLC (Financials)	111,836
1,516	Imperial Brands PLC (Consumer Staples)	34,376
1,659	Informa PLC (Communication Services)	15,363
182	InterContinental Hotels Group PLC (Consumer Discretionary)	13,731
125	Intertek Group PLC (Industrials)	6,558
16,716	J Sainsbury PLC (Consumer Staples)	57,212
27,534	JD Sports Fashion PLC (Consumer Discretionary)	50,677

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
173	Johnson Matthey PLC (Materials)	$3,573
4,854	Kingfisher PLC (Consumer Discretionary)	14,393
403	Land Securities Group PLC REIT (Real Estate)	3,077
9,036	Legal & General Group PLC (Financials)	25,041
56,898	Lloyds Banking Group PLC (Financials)	30,537
245	London Stock Exchange Group PLC (Financials)	25,389
1,609	M&G PLC (Financials)	3,894
1,006	Melrose Industries PLC (Industrials)	6,534
2,637	National Grid PLC (Utilities)	33,087
4,313	NatWest Group PLC (Financials)	12,592
402	Next PLC (Consumer Discretionary)	35,597
613	Pearson PLC (Consumer Discretionary)	6,517
1,337	Phoenix Group Holdings PLC (Financials)	8,827
488	Reckitt Benckiser Group PLC (Consumer Staples)	35,260
1,785	RELX PLC (Industrials)	58,311
1,822	Rentokil Initial PLC (Industrials)	13,894
6,051	Rolls-Royce Holdings PLC (Industrials)*	17,045
4,293	Sage Group PLC (The) (Information Technology)	52,821
1,010	Schroders PLC (Financials)	5,270
321	Severn Trent PLC (Utilities)	9,762
1,104	Smith & Nephew PLC (Health Care)	14,969
706	Smiths Group PLC (Industrials)	14,672
53	Spirax-Sarco Engineering PLC (Industrials)	6,807
882	SSE PLC (Utilities)	18,178
1,544	St James’s Place PLC (Financials)	17,311
2,014	Standard Chartered PLC (Financials)	18,160
5,796	Taylor Wimpey PLC (Consumer Discretionary)	8,395
15,806	Tesco PLC (Consumer Staples)	53,216
1,921	Unilever PLC (Consumer Staples)	98,390
812	United Utilities Group PLC (Utilities)	9,744
38,261	Vodafone Group PLC (Communication Services)	35,494
220	Whitbread PLC (Consumer Discretionary)	9,590
911	Wise PLC, Class A (Financials)*	7,390
658	WPP PLC (Communication Services)	6,385

		2,027,073

United States – 9.3%
897	Experian PLC (Industrials)	31,394
520	Ferrovial SE (Industrials)	16,508
4,516	GSK PLC (Health Care)	79,473
4,442	Haleon PLC (Consumer Staples)	18,152
644	Holcim AG (Materials)*	42,698
2,567	Nestle SA (Consumer Staples)	309,232
404	QIAGEN NV (Health Care)*	18,499
789	Roche Holding AG (Health Care)	232,524
88	Roche Holding AG (Health Care)(a)	27,518
1,171	Sanofi (Health Care)	125,366
503	Schneider Electric SE (Industrials)	86,574
2,894	Stellantis NV (Consumer Discretionary)	53,950

Common Stocks – (continued)
United States – (continued)
225	Swiss Re AG (Financials)	21,882
536	Tenaris SA (Energy)	8,587

		1,072,357

TOTAL COMMON STOCKS
(Cost $10,608,341)		$11,460,502

Shares	Description	Rate	Value

Preferred Stocks – 0.5%
Germany – 0.5%
295	Bayerische Motoren Werke AG (Consumer Discretionary)	9.84%	$28,416
237	Henkel AG & Co. KGaA (Consumer Staples)	2.60	18,191
57	Volkswagen AG (Consumer Discretionary)	25.69	6,993

TOTAL PREFERRED STOCKS
(Cost $61,472)			$53,600

Units	Description	Expiration Month	Value

Right – 0.0%
Sweden – 0.0%
510	Swedish Orphan Biovitrum AB*	09/23	$461
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $10,669,813)			$11,514,563

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
132,123	5.234%	$132,123
(Cost $132,123)

TOTAL INVESTMENTS – 100.5%
(Cost $10,801,936)		$11,646,686

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(59,652)

NET ASSETS – 100.0%		$11,587,034

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

MSCI Europe Index	2	09/15/23	$64,285	$(711)

Sector Name	% of Market Value

Financials	16.2%
Health Care	15.9
Industrials	15.7
Consumer Staples	13.3
Consumer Discretionary	13.2
Information Technology	6.5
Energy	5.5
Materials	5.3
Utilities	4.0
Communication Services	3.1
Real Estate	0.2
Securities Lending Reinvestment Vehicle	1.1

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.3%
Australia – 6.1%
46,273	Ampol Ltd. (Energy)	$1,057,896
431,219	ANZ Group Holdings Ltd. (Financials)	7,074,138
214,277	APA Group (Utilities)	1,247,601
87,589	Aristocrat Leisure Ltd. (Consumer Discretionary)	2,320,136
33,066	ASX Ltd. (Financials)	1,233,301
532,770	Aurizon Holdings Ltd. (Industrials)	1,259,427
646,842	BHP Group Ltd. (Materials)	18,788,890
711,882	BlueScope Steel Ltd. (Materials)	9,686,671
332,104	Brambles Ltd. (Industrials)	3,219,855
32,915	Cochlear Ltd. (Health Care)	5,787,462
655,693	Coles Group Ltd. (Consumer Staples)	6,909,213
239,122	Commonwealth Bank of Australia (Financials)	15,824,351
100,406	Computershare Ltd. (Industrials)	1,637,404
228,289	Dexus REIT (Real Estate)	1,145,848
262,055	Endeavour Group Ltd. (Consumer Staples)	933,460
14,874	Flutter Entertainment PLC (Consumer Discretionary)*	2,710,494
244,388	Fortescue Metals Group Ltd. (Materials)	3,391,896
1,944,067	Glencore PLC (Materials)	10,382,110
59,705	Goodman Group REIT (Real Estate)	903,283
403,503	GPT Group (The) REIT (Real Estate)	1,097,581
85,814	IDP Education Ltd. (Consumer Discretionary)	1,368,873
113,593	IGO Ltd. (Materials)	1,024,074
416,839	Insurance Australia Group Ltd. (Financials)	1,571,201
1,718,684	Lottery Corp. Ltd. (The) (Consumer Discretionary)	5,610,054
52,573	Macquarie Group Ltd. (Financials)	6,044,703
877,773	Medibank Pvt Ltd. (Financials)	2,080,673
436,273	National Australia Bank Ltd. (Financials)	8,182,714
46,824	Newcrest Mining Ltd. (Materials)	789,375
205,101	Northern Star Resources Ltd. (Materials)	1,582,049
67,652	Orica Ltd. (Materials)	688,331
1,684,938	Pilbara Minerals Ltd. (Materials)	5,096,139
205,481	QBE Insurance Group Ltd. (Financials)	1,993,535
28,128	REA Group Ltd. (Communication Services)	3,007,279
43,883	Rio Tinto Ltd. (Materials)	3,208,712
125,868	Rio Tinto PLC (Materials)	7,771,333
479,742	Santos Ltd. (Energy)	2,383,107
96,258	Sonic Healthcare Ltd. (Health Care)	2,004,903
302,545	Stockland REIT (Real Estate)	830,800
380,776	Suncorp Group Ltd. (Financials)	3,361,289
1,031,966	Telstra Group Ltd. (Communication Services)	2,680,095

Common Stocks – (continued)
Australia – (continued)
377,338	Transurban Group (Industrials)	3,240,519
152,084	Treasury Wine Estates Ltd. (Consumer Staples)	1,149,463
714,509	Vicinity Ltd. REIT (Real Estate)	865,346
97,662	Washington H Soul Pattinson & Co. Ltd. (Financials)	2,087,909
267,854	Wesfarmers Ltd. (Consumer Discretionary)	9,345,135
462,408	Westpac Banking Corp. (Financials)	6,573,555
28,110	WiseTech Global Ltd. (Information Technology)	1,265,278
248,682	Woodside Energy Group Ltd. (Energy)	5,962,402
419,762	Woolworths Group Ltd. (Consumer Staples)	10,365,981

		198,745,844

Austria – 0.4%
39,185	Erste Group Bank AG (Financials)	1,402,196
51,203	Mondi PLC (Materials)	852,549
113,143	OMV AG (Energy)	5,252,147
173,382	voestalpine AG (Materials)	5,077,102

		12,583,994

Belgium – 0.7%
85,378	Ageas SA/NV (Financials)	3,398,954
100,901	Anheuser-Busch InBev SA/NV (Consumer Staples)	5,749,429
8,228	Elia Group SA/NV (Utilities)	951,073
22,539	Groupe Bruxelles Lambert NV (Financials)	1,819,047
26,893	KBC Group NV (Financials)	1,767,645
132	Lotus Bakeries NV (Consumer Staples)	1,041,545
33,639	Solvay SA (Materials)	3,902,930
45,634	UCB SA (Health Care)	4,100,991

		22,731,614

Brazil – 0.1%
28,226	Wheaton Precious Metals Corp. (Materials)	1,229,639
26,409	Yara International ASA (Materials)	965,528

		2,195,167

Canada – 10.8%
20,901	Agnico Eagle Mines Ltd. (Materials)	1,013,574
184,670	Alimentation Couche-Tard, Inc. (Consumer Staples)	9,644,689
45,703	AltaGas Ltd. (Utilities)	892,474
570,330	ARC Resources Ltd. (Energy)	8,688,053
91,933	Bank of Montreal (Financials)	7,907,346
158,989	Bank of Nova Scotia (The) (Financials)	7,534,923
30,952	BCE, Inc. (Communication Services)	1,309,503
74,303	Brookfield Asset Management Ltd., Class A (Financials)	2,564,180
48,233	Brookfield Corp. (Financials)	1,644,189

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
37,383	Cameco Corp. (Energy)	$1,381,537
31,380	Canadian Apartment Properties REIT (Real Estate)	1,124,202
132,462	Canadian Imperial Bank of Commerce (Financials)	5,241,890
43,202	Canadian National Railway Co. (Industrials)	4,860,006
150,661	Canadian Natural Resources Ltd. (Energy)	9,734,864
76,128	Canadian Pacific Kansas City Ltd. (Industrials)	6,035,322
8,300	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	983,399
54,623	Canadian Utilities Ltd., Class A (Utilities)	1,292,752
31,658	CCL Industries, Inc., Class B (Materials)	1,413,080
628,659	Cenovus Energy, Inc. (Energy)	12,517,886
61,733	CGI, Inc. (Information Technology)*	6,429,047
8,794	Constellation Software, Inc. (Information Technology)	18,040,131
20,871	Descartes Systems Group, Inc. (The) (Information Technology)*	1,562,838
150,566	Dollarama, Inc. (Consumer Discretionary)	9,749,871
150,775	Element Fleet Management Corp. (Financials)	2,314,643
40,254	Emera, Inc. (Utilities)	1,506,977
482,794	Empire Co. Ltd., Class A (Consumer Staples)	12,560,959
176,178	Enbridge, Inc. (Energy)	6,177,526
9,276	Fairfax Financial Holdings Ltd. (Financials)	7,639,579
23,589	FirstService Corp. (Real Estate)	3,562,541
46,164	Fortis, Inc. (Utilities)	1,808,072
8,587	Franco-Nevada Corp. (Materials)	1,235,482
94,880	George Weston Ltd. (Consumer Staples)	10,508,717
26,214	GFL Environmental, Inc. (Industrials)	848,450
130,416	Great-West Lifeco, Inc. (Financials)(a)	3,742,972
98,946	Hydro One Ltd. (Utilities)(b)	2,568,449
128,179	iA Financial Corp., Inc. (Financials)	8,031,142
58,898	IGM Financial, Inc. (Financials)	1,676,892
114,761	Imperial Oil Ltd. (Energy)	6,508,453
22,876	Intact Financial Corp. (Financials)	3,221,019
73,800	Ivanhoe Mines Ltd., Class A (Materials)*	655,661
48,073	Keyera Corp. (Energy)	1,186,058
163,862	Loblaw Cos. Ltd. (Consumer Staples)	14,210,376
476,149	Manulife Financial Corp. (Financials)	8,791,309
68,074	Metro, Inc. (Consumer Staples)	3,503,953
75,079	National Bank of Canada (Financials)	5,225,758
66,888	Northland Power, Inc. (Utilities)	1,263,157
92,389	Nutrien Ltd. (Materials)	5,844,691
37,315	Open Text Corp. (Information Technology)	1,501,757

Common Stocks – (continued)
Canada – (continued)
153,504	Parkland Corp. (Energy)	4,056,150
86,181	Pembina Pipeline Corp. (Energy)	2,675,341
237,325	Power Corp. of Canada (Financials)	6,472,739
64,963	Quebecor, Inc., Class B (Communication Services)	1,483,209
23,740	RB Global, Inc. (Industrials)	1,466,214
48,339	Restaurant Brands International, Inc. (Consumer Discretionary)	3,353,128
37,992	Rogers Communications, Inc., Class B (Communication Services)	1,543,605
224,788	Royal Bank of Canada (Financials)	20,226,683
128,097	Saputo, Inc. (Consumer Staples)	2,765,596
58,338	Shopify, Inc., Class A (Information Technology)*	3,875,977
32,050	Stantec, Inc. (Industrials)	2,138,167
99,798	Sun Life Financial, Inc. (Financials)(a)	4,861,736
290,719	Suncor Energy, Inc. (Energy)(a)	9,834,960
46,994	TC Energy Corp. (Energy)	1,695,042
20,123	Teck Resources Ltd., Class B (Materials)	831,127
80,460	TELUS Corp. (Communication Services)	1,411,224
15,119	TFI International, Inc. (Industrials)	2,057,512
29,945	Thomson Reuters Corp. (Industrials)	3,850,941
90,211	TMX Group Ltd. (Financials)	1,993,650
30,604	Toromont Industries Ltd. (Industrials)	2,507,223
260,939	Toronto-Dominion Bank (The) (Financials)	15,896,073
41,421	Tourmaline Oil Corp. (Energy)	2,121,336
42,902	West Fraser Timber Co. Ltd. (Materials)	3,238,856
88,256	WSP Global, Inc. (Industrials)	12,345,859

		350,362,697

Chile – 0.0%
35,878	Antofagasta PLC (Materials)	658,302
86,225	Lundin Mining Corp. (Materials)	667,902

		1,326,204

China – 0.7%
1,520,763	BOC Hong Kong Holdings Ltd. (Financials)	4,227,708
42,991	Prosus NV (Consumer Discretionary)*	2,975,994
3,750,782	SITC International Holdings Co. Ltd. (Industrials)	6,992,882
3,367,209	Wilmar International Ltd. (Consumer Staples)	9,424,695

		23,621,279

Denmark – 3.0%
3,496	AP Moller – Maersk A/S, Class A (Industrials)(a)	6,272,176
3,517	AP Moller – Maersk A/S, Class B (Industrials)	6,404,602

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
26,400	Carlsberg AS, Class B (Consumer Staples)	$3,829,124
14,842	Chr Hansen Holding A/S (Materials)	971,318
24,078	Coloplast A/S, Class B (Health Care)	2,753,194
183,463	Danske Bank A/S (Financials)	4,131,755
56,374	Demant A/S (Health Care)*	2,312,607
10,079	DSV A/S (Industrials)	1,919,090
8,532	Genmab A/S (Health Care)*	3,280,129
303,164	Novo Nordisk A/S, Class B (Health Care)	56,244,903
30,663	Novozymes A/S, Class B (Materials)	1,332,892
55,259	Pandora A/S (Consumer Discretionary)	5,744,016
4,823	ROCKWOOL A/S, Class B (Industrials)	1,235,082
116,962	Tryg A/S (Financials)	2,235,529

		98,666,417

Finland – 0.7%
32,520	Elisa OYJ (Communication Services)	1,597,832
24,641	Kone OYJ, Class B (Industrials)	1,123,253
101,166	Metso Corp. (Industrials)	1,166,631
800,903	Nokia OYJ (Information Technology)	3,204,963
414,320	Nordea Bank Abp (Financials)	4,547,345
177,740	Orion OYJ, Class B (Health Care)	7,290,075
64,826	Sampo OYJ, Class A (Financials)	2,851,647
44,414	UPM-Kymmene OYJ (Materials)	1,524,234
56,164	Wartsila OYJ Abp (Industrials)	714,728

		24,020,708

France – 10.4%
44,330	Accor SA (Consumer Discretionary)	1,592,078
8,257	Aeroports de Paris (Industrials)	1,089,747
49,402	Air Liquide SA (Materials)	8,946,779
45,850	Airbus SE (Industrials)	6,736,957
91,708	Alstom SA (Industrials)	2,539,146
31,013	Arkema SA (Materials)	3,252,899
348,716	AXA SA (Financials)	10,512,255
43,641	BioMerieux (Health Care)	4,528,168
151,798	BNP Paribas SA (Financials)	9,837,462
1,028,094	Bollore SE (Communication Services)	6,098,077
66,796	Bouygues SA (Industrials)	2,312,656
76,466	Bureau Veritas SA (Industrials)	2,053,232
42,540	Capgemini SE (Information Technology)	7,957,538
477,564	Carrefour SA (Consumer Staples)	9,158,789
173,129	Cie de Saint-Gobain SA (Industrials)	11,304,402
71,459	Cie Generale des Etablissements Michelin (Consumer Discretionary)	2,242,203
369,466	Credit Agricole SA (Financials)	4,674,056
99,581	Danone SA (Consumer Staples)	5,817,961
16,617	Dassault Aviation SA (Industrials)	3,275,204

Common Stocks – (continued)
France – (continued)
109,326	Dassault Systemes (Information Technology)	4,344,033
63,290	Edenred (Financials)	4,041,827
108,885	Eiffage SA (Industrials)	10,792,049
374,485	Engie SA (Utilities)	6,052,002
41,092	EssilorLuxottica SA (Health Care)	7,755,804
101,945	Eurazeo SE (Financials)	6,024,677
8,376	Gecina SA REIT (Real Estate)	898,635
104,437	Getlink SE (Industrials)	1,751,836
7,538	Hermes International SCA (Consumer Discretionary)	15,551,149
118,423	Ipsen SA (Health Care)	15,397,947
10,694	Kering (Consumer Discretionary)	5,736,049
41,140	Klepierre SA REIT (Real Estate)	1,089,492
231,245	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	8,382,793
37,070	Legrand SA (Industrials)	3,665,312
50,431	L’Oreal SA (Consumer Staples)	22,211,586
47,852	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	40,624,483
244,697	Orange SA (Communication Services)	2,750,898
20,667	Pernod Ricard SA (Consumer Staples)	4,064,485
54,526	Publicis Groupe SA (Communication Services)	4,264,497
17,671	Remy Cointreau SA (Consumer Staples)*	2,741,670
53,438	Renault SA (Consumer Discretionary)	2,165,391
38,380	Safran SA (Industrials)	6,177,547
9,867	Sartorius Stedim Biotech (Health Care)	2,806,869
30,197	SEB SA (Consumer Discretionary)	3,326,594
114,532	Societe Generale SA (Financials)	3,258,717
25,596	Sodexo SA (Consumer Discretionary)	2,750,838
23,948	Thales SA (Industrials)	3,503,717
376,295	TotalEnergies SE (Energy)	23,716,479
48,973	Valeo SE (Consumer Discretionary)	956,752
91,788	Veolia Environnement SA (Utilities)	2,875,095
84,544	Vinci SA (Industrials)	9,447,595
182,095	Vivendi SE (Communication Services)	1,662,126
16,688	Wendel SE (Financials)	1,529,586

		336,248,139

Germany – 7.5%
45,214	adidas AG (Consumer Discretionary)	9,050,048
45,737	Allianz SE (Financials)	11,136,884
52,152	BASF SE (Materials)	2,648,463
155,349	Bayer AG (Health Care)	8,521,453
70,536	Bayerische Motoren Werke AG (Consumer Discretionary)	7,438,973
22,324	Bechtle AG (Information Technology)	1,088,867
39,867	Beiersdorf AG (Consumer Staples)	5,226,975
40,410	Brenntag SE (Industrials)	3,278,022
10,620	Carl Zeiss Meditec AG (Health Care)	1,057,203
432,691	Commerzbank AG (Financials)	4,766,656
12,140	Covestro AG (Materials)*(b)	646,554
31,192	Daimler Truck Holding AG (Industrials)	1,099,924

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
538,688	Deutsche Bank AG (Financials)	$5,877,055
29,923	Deutsche Boerse AG (Financials)	5,321,346
488,075	Deutsche Lufthansa AG (Industrials)*	4,368,703
414,253	Deutsche Telekom AG (Communication Services)	8,876,193
306,752	DHL Group (Industrials)	14,344,435
763,479	E.ON SE (Utilities)	9,429,948
49,168	Evonik Industries AG (Materials)	944,819
104,627	Fresenius Medical Care AG & Co. KGaA (Health Care)	5,058,962
235,151	Fresenius SE & Co. KGaA (Health Care)	7,557,100
46,608	GEA Group AG (Industrials)	1,841,331
16,153	Hannover Rueck SE (Financials)	3,440,589
95,707	Heidelberg Materials AG (Materials)	7,715,881
261,743	HelloFresh SE (Consumer Staples)*	8,471,351
27,659	Henkel AG & Co. KGaA (Consumer Staples)	1,914,657
65,877	Infineon Technologies AG (Information Technology)	2,360,560
38,146	Knorr-Bremse AG (Industrials)	2,612,452
134,158	Mercedes-Benz Group AG (Consumer Discretionary)	9,834,393
32,565	Merck KGaA (Health Care)	5,867,176
8,811	MTU Aero Engines AG (Industrials)	2,063,700
17,648	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	6,861,057
93,813	Nemetschek SE (Information Technology)	6,490,005
87,685	Puma SE (Consumer Discretionary)	5,900,474
6,870	Rational AG (Industrials)	5,245,547
11,158	Rheinmetall AG (Industrials)	3,043,328
54,323	RWE AG (Utilities)	2,243,998
140,902	SAP SE (Information Technology)	19,700,189
11,769	Scout24 SE (Communication Services)(b)	812,649
79,666	Siemens AG (Industrials)	12,008,331
392,868	Siemens Energy AG (Industrials)*	5,611,416
25,403	Siemens Healthineers AG (Health Care)(b)	1,275,166
15,085	Symrise AG (Materials)	1,574,381
52,049	Talanx AG (Financials)	3,505,291
696,704	Telefonica Deutschland Holding AG (Communication Services)	1,326,319
168,582	Zalando SE (Consumer Discretionary)*(b)	5,256,743

		244,715,567

Hong Kong – 1.3%
582,829	AIA Group Ltd. (Financials)	5,291,858
237,761	CK Asset Holdings Ltd. (Real Estate)	1,312,851
148,925	CLP Holdings Ltd. (Utilities)	1,167,965
16,224	Futu Holdings Ltd. ADR (Financials)*	966,950
78,537	Hang Seng Bank Ltd. (Financials)	1,001,524

Common Stocks – (continued)
Hong Kong – (continued)
1,285,211	HKT Trust & HKT Ltd. (Communication Services)	$1,370,149
997,059	Hong Kong & China Gas Co. Ltd. (Utilities)	733,641
171,199	Hong Kong Exchanges & Clearing Ltd. (Financials)	6,636,847
179,620	Hongkong Land Holdings Ltd. (Real Estate)	637,651
49,970	Jardine Matheson Holdings Ltd. (Industrials)	2,376,573
219,732	MTR Corp. Ltd. (Industrials)	917,681
1,716,676	New World Development Co. Ltd. (Real Estate)	3,647,123
266,153	Power Assets Holdings Ltd. (Utilities)	1,311,801
167,049	Prudential PLC (Financials)	2,045,216
124,815	Sun Hung Kai Properties Ltd. (Real Estate)	1,405,447
173,149	Swire Pacific Ltd., Class A (Real Estate)	1,428,602
406,489	Techtronic Industries Co. Ltd. (Industrials)	4,017,330
13,748,207	WH Group Ltd. (Consumer Staples)(b)	7,082,954

		43,352,163

Ireland – 0.6%
51,643	AerCap Holdings NV (Industrials)*	3,177,077
499,099	AIB Group PLC (Financials)	2,276,212
215,659	Bank of Ireland Group PLC (Financials)	2,152,935
97,125	CRH PLC (Materials)	5,599,626
16,843	Kerry Group PLC, Class A (Consumer Staples)	1,574,687
25,602	Kingspan Group PLC (Industrials)	2,169,620
83,511	Smurfit Kappa Group PLC (Materials)	3,514,969

		20,465,126

Israel – 0.8%
206,393	Bank Hapoalim BM (Financials)	1,713,829
197,408	Bank Leumi Le-Israel BM (Financials)	1,536,833
28,881	Check Point Software Technologies Ltd. (Information Technology)*	3,887,094
215,921	ICL Group Ltd. (Materials)	1,296,106
296,999	Israel Discount Bank Ltd., Class A (Financials)	1,489,569
27,048	Mizrahi Tefahot Bank Ltd. (Financials)	891,559
1,075,016	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	10,492,156
35,105	Wix.com Ltd. (Information Technology)*	3,467,321

		24,774,467

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Italy – 2.4%
308,952	Assicurazioni Generali SpA (Financials)	$6,414,694
113,655	Coca-Cola HBC AG (Consumer Staples)*	3,280,731
151,801	Davide Campari-Milano NV (Consumer Staples)	1,988,620
16,835	DiaSorin SpA (Health Care)	1,782,604
759,756	Enel SpA (Utilities)	5,120,775
555,977	Eni SpA (Energy)	8,619,391
30,630	Ferrari NV (Consumer Discretionary)	9,740,574
201,448	FinecoBank Banca Fineco SpA (Financials)	2,768,003
93,211	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	1,154,817
1,447,979	Intesa Sanpaolo SpA (Financials)	3,884,907
172,939	Mediobanca Banca di Credito Finanziario SpA (Financials)	2,265,532
118,206	Moncler SpA (Consumer Discretionary)	8,036,394
389,802	Poste Italiane SpA (Financials)(b)	4,338,600
99,672	Prysmian SpA (Industrials)	4,088,086
88,543	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	4,457,126
337,172	Snam SpA (Utilities)	1,743,385
196,971	Terna – Rete Elettrica Nazionale (Utilities)	1,629,023
271,585	UniCredit SpA (Financials)	6,651,369

		77,964,631

Japan – 20.4%
63,151	Advantest Corp. (Information Technology)	7,942,403
78,734	Aeon Co. Ltd. (Consumer Staples)(a)	1,632,709
80,436	Aisin Corp. (Consumer Discretionary)	2,689,027
78,602	Ajinomoto Co., Inc. (Consumer Staples)	3,332,831
58,068	ANA Holdings, Inc. (Industrials)*	1,312,249
97,089	Asahi Group Holdings Ltd. (Consumer Staples)	3,785,261
45,357	Asahi Intecc Co. Ltd. (Health Care)	924,369
551,645	Astellas Pharma, Inc. (Health Care)	8,391,097
41,799	Azbil Corp. (Information Technology)	1,395,358
194,913	Bandai Namco Holdings, Inc. (Consumer Discretionary)	4,527,910
156,347	BayCurrent Consulting, Inc. (Industrials)	5,383,573
84,825	Bridgestone Corp. (Consumer Discretionary)	3,298,378
231,663	Brother Industries Ltd. (Information Technology)	3,928,015
144,731	Canon, Inc. (Information Technology)	3,566,953
105,264	Capcom Co. Ltd. (Communication Services)	4,441,644

Common Stocks – (continued)
Japan – (continued)
10,654	Central Japan Railway Co. (Industrials)	1,367,746
248,639	Chiba Bank Ltd. (The) (Financials)	1,778,738
142,055	Chubu Electric Power Co., Inc. (Utilities)	1,897,840
111,892	Chugai Pharmaceutical Co. Ltd. (Health Care)	3,425,508
256,109	Concordia Financial Group Ltd. (Financials)	1,137,129
431,157	CyberAgent, Inc. (Communication Services)	2,748,317
91,124	Dai-ichi Life Holdings, Inc. (Financials)	1,697,172
191,814	Daiichi Sankyo Co. Ltd. (Health Care)	5,664,103
17,534	Daikin Industries Ltd. (Industrials)	3,038,054
28,086	Daito Trust Construction Co. Ltd. (Real Estate)	3,099,231
80,702	Daiwa House Industry Co. Ltd. (Real Estate)	2,243,924
547	Daiwa House REIT Investment Corp. REIT (Real Estate)	1,037,754
253,863	Daiwa Securities Group, Inc. (Financials)	1,445,564
31,673	Denso Corp. (Consumer Discretionary)	2,166,648
109,823	Dentsu Group, Inc. (Communication Services)	3,285,223
15,021	Disco Corp. (Information Technology)	2,965,818
40,720	East Japan Railway Co. (Industrials)	2,302,483
74,046	Eisai Co. Ltd. (Health Care)	4,708,712
316,325	ENEOS Holdings, Inc. (Energy)	1,186,993
22,768	FANUC Corp. (Industrials)	649,487
26,946	Fast Retailing Co. Ltd. (Consumer Discretionary)	6,196,738
55,943	FUJIFILM Holdings Corp. (Information Technology)	3,310,046
44,127	Fujitsu Ltd. (Information Technology)	5,517,959
1,238	GLP J REIT (Real Estate)	1,167,547
12,674	GMO Payment Gateway, Inc. (Financials)	803,350
172,445	Hakuhodo DY Holdings, Inc. (Communication Services)	1,638,752
26,186	Hamamatsu Photonics KK (Information Technology)	1,213,386
76,774	Hankyu Hanshin Holdings, Inc. (Industrials)	2,758,032
9,335	Hikari Tsushin, Inc. (Industrials)	1,555,566
6,496	Hirose Electric Co. Ltd. (Information Technology)	787,766
22,120	Hitachi Construction Machinery Co. Ltd. (Industrials)	689,954
117,312	Hitachi Ltd. (Industrials)	7,811,399
472,186	Honda Motor Co. Ltd. (Consumer Discretionary)	15,253,568
29,045	Hoshizaki Corp. (Industrials)	1,116,033
95,804	Hoya Corp. (Health Care)	10,630,996

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
52,758	Ibiden Co. Ltd. (Information Technology)	$3,186,100
85,320	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	1,399,193
672,835	Inpex Corp. (Energy)	9,404,947
179,207	Isuzu Motors Ltd. (Consumer Discretionary)	2,301,865
262,972	ITOCHU Corp. (Industrials)	9,884,142
27,176	Itochu Techno-Solutions Corp. (Information Technology)	807,337
206,688	Japan Airlines Co. Ltd. (Industrials)	4,260,540
49,006	Japan Exchange Group, Inc. (Financials)	856,010
1,761	Japan Metropolitan Fund Invest REIT (Real Estate)	1,182,991
266,361	Japan Post Bank Co. Ltd. (Financials)	2,137,877
877,664	Japan Post Holdings Co. Ltd. (Financials)	6,733,872
256,567	Japan Post Insurance Co. Ltd. (Financials)	4,137,040
280	Japan Real Estate Investment Corp. REIT (Real Estate)	1,163,581
195,248	Japan Tobacco, Inc. (Consumer Staples)	4,279,537
128,476	JFE Holdings, Inc. (Materials)	2,032,795
120,469	Kajima Corp. (Industrials)	2,013,678
149,729	Kansai Electric Power Co., Inc. (The) (Utilities)	2,133,035
82,603	Kao Corp. (Consumer Staples)	3,199,494
19,289	Kawasaki Kisen Kaisha Ltd. (Industrials)	647,361
288,213	KDDI Corp. (Communication Services)	8,562,154
50,936	Keisei Electric Railway Co. Ltd. (Industrials)	1,951,582
15,106	Keyence Corp. (Information Technology)	6,279,597
45,158	Kikkoman Corp. (Consumer Staples)	2,613,602
62,232	Kintetsu Group Holdings Co. Ltd. (Industrials)	1,970,171
129,772	Kirin Holdings Co. Ltd. (Consumer Staples)	1,823,770
18,380	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	909,247
79,464	Komatsu Ltd. (Industrials)	2,265,176
56,970	Kose Corp. (Consumer Staples)	4,731,032
37,873	Kyocera Corp. (Information Technology)	1,945,354
43,416	Kyowa Kirin Co. Ltd. (Health Care)	796,390
60,697	M3, Inc. (Health Care)	1,210,521
647,109	Marubeni Corp. (Industrials)	10,598,835
55,246	MatsukiyoCocokara & Co. (Consumer Staples)	3,254,006
647,727	Mazda Motor Corp. (Consumer Discretionary)	6,818,296
62,435	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	2,483,076

Common Stocks – (continued)
Japan – (continued)
62,303	MEIJI Holdings Co. Ltd. (Consumer Staples)	1,562,871
150,812	MISUMI Group, Inc. (Industrials)	2,634,820
385,647	Mitsubishi Chemical Group Corp. (Materials)	2,305,379
285,254	Mitsubishi Corp. (Industrials)	14,099,583
220,152	Mitsubishi Electric Corp. (Industrials)	2,871,646
102,009	Mitsubishi Estate Co. Ltd. (Real Estate)	1,305,023
475,361	Mitsubishi HC Capital, Inc. (Financials)	3,091,797
27,480	Mitsubishi Heavy Industries Ltd. (Industrials)	1,561,010
1,144,453	Mitsubishi UFJ Financial Group, Inc. (Financials)	9,146,348
316,387	Mitsui & Co. Ltd. (Industrials)	11,804,885
57,957	Mitsui Fudosan Co. Ltd. (Real Estate)	1,270,727
82,202	Mitsui OSK Lines Ltd. (Industrials)	2,278,856
405,365	Mizuho Financial Group, Inc. (Financials)	6,710,373
362,532	MonotaRO Co. Ltd. (Industrials)	4,288,080
92,250	MS&AD Insurance Group Holdings, Inc. (Financials)	3,320,328
54,409	Murata Manufacturing Co. Ltd. (Information Technology)	3,058,953
139,610	NEC Corp. (Information Technology)	7,370,556
72,743	Nexon Co. Ltd. (Communication Services)	1,477,495
64,210	NGK Insulators Ltd. (Industrials)	852,987
114,611	Nintendo Co. Ltd. (Communication Services)	4,933,662
228	Nippon Building Fund, Inc. REIT (Real Estate)	963,149
35,474	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	1,844,302
400	Nippon Prologis REIT, Inc. REIT (Real Estate)	804,753
101,100	Nippon Steel Corp. (Materials)	2,393,734
11,410,893	Nippon Telegraph & Telephone Corp. (Communication Services)	13,191,285
191,107	Nippon Yusen KK (Industrials)	5,101,087
23,479	Nissan Chemical Corp. (Materials)	1,007,637
22,699	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	1,983,249
34,865	Nitori Holdings Co. Ltd. (Consumer Discretionary)	3,980,192
20,370	Nitto Denko Corp. (Materials)	1,392,047
193,279	Nomura Holdings, Inc. (Financials)	749,033
39,817	Nomura Real Estate Holdings, Inc. (Real Estate)	1,003,185
1,030	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	1,210,516
65,367	Nomura Research Institute Ltd. (Information Technology)	1,879,046

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
71,082	NTT Data Group Corp. (Information Technology)	$957,460
561,812	Obayashi Corp. (Industrials)	5,090,016
5,717	Obic Co. Ltd. (Information Technology)	994,688
214,206	Oji Holdings Corp. (Materials)	876,923
285,972	Olympus Corp. (Health Care)	3,870,645
53,720	Omron Corp. (Information Technology)	2,596,980
120,701	Ono Pharmaceutical Co. Ltd. (Health Care)	2,289,493
47,713	Oracle Corp. Japan (Information Technology)	3,333,044
105,574	Oriental Land Co. Ltd. (Consumer Discretionary)	3,806,422
121,603	ORIX Corp. (Financials)	2,271,938
58,825	Osaka Gas Co. Ltd. (Utilities)	941,459
23,772	Otsuka Corp. (Information Technology)	1,060,543
123,102	Otsuka Holdings Co. Ltd. (Health Care)	4,689,519
71,090	Pan Pacific International Holdings Corp. (Consumer Discretionary)	1,418,284
334,878	Panasonic Holdings Corp. (Consumer Discretionary)	3,863,225
309,138	Persol Holdings Co. Ltd. (Industrials)	5,297,931
287,192	Recruit Holdings Co. Ltd. (Industrials)	10,297,367
319,035	Renesas Electronics Corp. (Information Technology)*	5,370,026
484,883	Resona Holdings, Inc. (Financials)	2,572,210
740,688	Ricoh Co. Ltd. (Information Technology)	6,044,148
54,931	SBI Holdings, Inc. (Financials)	1,122,692
27,449	Secom Co. Ltd. (Industrials)	1,922,194
176,230	Seiko Epson Corp. (Information Technology)	2,762,956
88,584	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	1,360,537
106,613	Sekisui House Ltd. (Consumer Discretionary)	2,175,320
161,420	Seven & i Holdings Co. Ltd. (Consumer Staples)	6,631,542
60,736	Shimadzu Corp. (Information Technology)	1,788,058
211,726	Shimizu Corp. (Industrials)	1,424,789
132,482	Shin-Etsu Chemical Co. Ltd. (Materials)	4,239,679
25,611	Shionogi & Co. Ltd. (Health Care)	1,128,865
157,735	Shiseido Co. Ltd. (Consumer Staples)	6,409,728
236,279	Shizuoka Financial Group, Inc. (Financials)	1,923,211
381,195	SoftBank Corp. (Communication Services)	4,372,673
146,381	SoftBank Group Corp. (Communication Services)	6,580,785
39,290	Sompo Holdings, Inc. (Financials)	1,712,907

Common Stocks – (continued)
Japan – (continued)
66,336	Sony Group Corp. (Consumer Discretionary)	5,533,885
47,310	Square Enix Holdings Co. Ltd. (Communication Services)	1,797,055
342,652	Subaru Corp. (Consumer Discretionary)	6,612,500
75,069	SUMCO Corp. (Information Technology)	1,003,945
322,529	Sumitomo Chemical Co. Ltd. (Materials)	893,692
282,647	Sumitomo Corp. (Industrials)	5,822,429
89,179	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	1,093,719
182,884	Sumitomo Mitsui Financial Group, Inc. (Financials)	8,392,678
67,352	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	2,521,797
78,573	Suntory Beverage & Food Ltd. (Consumer Staples)	2,544,171
19,067	Suzuki Motor Corp. (Consumer Discretionary)	751,102
57,904	Sysmex Corp. (Health Care)	3,082,831
40,308	T&D Holdings, Inc. (Financials)	640,537
108,433	Taisei Corp. (Industrials)	3,651,798
418,622	Takeda Pharmaceutical Co. Ltd. (Health Care)	12,962,517
55,256	Terumo Corp. (Health Care)	1,674,930
53,828	TIS, Inc. (Information Technology)	1,270,782
86,801	Tobu Railway Co. Ltd. (Industrials)	2,380,715
30,107	Toho Co. Ltd. (Communication Services)	1,148,775
229,652	Tokio Marine Holdings, Inc. (Financials)	5,090,408
64,264	Tokyo Electron Ltd. (Information Technology)	9,523,617
223,725	Tokyo Gas Co. Ltd. (Utilities)	5,189,541
181,981	Tokyu Corp. (Industrials)	2,300,622
136,409	TOPPAN, Inc. (Industrials)	3,299,077
216,938	Toray Industries, Inc. (Materials)	1,171,377
33,234	Toshiba Corp. (Industrials)	1,050,540
64,452	Tosoh Corp. (Materials)	834,952
27,300	TOTO Ltd. (Industrials)	749,140
9,363	Toyota Industries Corp. (Industrials)	662,423
711,848	Toyota Motor Corp. (Consumer Discretionary)	12,297,268
47,423	Toyota Tsusho Corp. (Industrials)	2,832,318
45,359	Trend Micro, Inc. (Information Technology)	1,928,268
59,920	Unicharm Corp. (Consumer Staples)	2,392,108
97,890	USS Co. Ltd. (Consumer Discretionary)	1,710,898
306,145	Welcia Holdings Co. Ltd. (Consumer Staples)(a)	5,630,410
42,807	West Japan Railway Co. (Industrials)	1,853,593
39,892	Yakult Honsha Co. Ltd. (Consumer Staples)	2,091,806

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
38,369	Yamaha Motor Co. Ltd. (Consumer Discretionary)	$995,957
64,831	Yamato Holdings Co. Ltd. (Industrials)	1,218,601
106,247	Yokogawa Electric Corp. (Information Technology)	2,108,009
159,563	Zensho Holdings Co. Ltd. (Consumer Discretionary)	7,525,223
320,366	ZOZO, Inc. (Consumer Discretionary)	6,402,479

		664,108,861

Jordan – 0.1%
138,841	Hikma Pharmaceuticals PLC (Health Care)	3,851,162

Luxembourg – 0.4%
451,810	ArcelorMittal (Materials)	12,028,828
36,531	Eurofins Scientific SE (Health Care)	2,253,646

		14,282,474

Macau – 0.1%
145,777	Galaxy Entertainment Group Ltd. (Consumer Discretionary)*	964,813
481,463	Sands China Ltd. (Consumer Discretionary)*	1,630,101

		2,594,914

Netherlands – 4.5%
128,833	ABN AMRO Bank NV (Financials)(a)(b)	1,900,974
183,183	Aegon NV (Financials)	942,396
22,490	Akzo Nobel NV (Materials)	1,831,691
2,483	Argenx SE (Health Care)*	1,252,601
8,408	ASM International NV (Information Technology)	4,062,728
52,669	ASML Holding NV (Information Technology)	34,750,188
25,152	ASR Nederland NV (Financials)	1,102,050
16,350	BE Semiconductor Industries NV (Information Technology)	1,882,795
14,645	Euronext NV (Financials)(b)	1,059,399
67,617	EXOR NV (Financials)	5,998,746
56,950	Heineken Holding NV (Consumer Staples)	4,567,811
34,439	Heineken NV (Consumer Staples)	3,357,326
7,265	IMCD NV (Industrials)	1,003,375
395,122	ING Groep NV (Financials)	5,617,880
101,534	JDE Peet’s NV (Consumer Staples)	2,829,935
499,678	Koninklijke Ahold Delhaize NV (Consumer Staples)	16,364,677
769,797	Koninklijke KPN NV (Communication Services)	2,696,157
95,483	Koninklijke Philips NV (Health Care)*	2,155,556
54,848	NN Group NV (Financials)	2,116,862
109,096	Randstad NV (Industrials)	6,415,312

Common Stocks – (continued)
Netherlands – (continued)
970,601	Shell PLC (Energy)	29,658,988
68,847	Universal Music Group NV (Communication Services)	1,710,412
103,046	Wolters Kluwer NV (Industrials)	12,436,720

		145,714,579

New Zealand – 0.2%
191,206	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	2,585,616
358,292	Spark New Zealand Ltd. (Communication Services)	1,082,726
34,722	Xero Ltd. (Information Technology)*	2,813,212

		6,481,554

Norway – 0.7%
54,018	Aker BP ASA (Energy)	1,465,580
152,664	DNB Bank ASA (Financials)	3,022,524
265,773	Equinor ASA (Energy)	8,200,194
251,044	Gjensidige Forsikring ASA (Financials)	3,905,913
41,460	Kongsberg Gruppen ASA (Industrials)	1,718,089
346,080	Orkla ASA (Consumer Staples)	2,644,447
96,742	Telenor ASA (Communication Services)	1,035,890

		21,992,637

Portugal – 0.4%
246,747	EDP – Energias de Portugal SA (Utilities)	1,126,396
79,901	Galp Energia SGPS SA (Energy)	1,101,785
402,536	Jeronimo Martins SGPS SA (Consumer Staples)	10,266,975

		12,495,156

Singapore – 1.6%
576,693	CapitaLand Integrated Commercial Trust REIT (Real Estate)	815,612
152,210	City Developments Ltd. (Real Estate)	752,879
391,888	DBS Group Holdings Ltd. (Financials)	9,662,992
2,248,719	Genting Singapore Ltd. (Consumer Discretionary)	1,456,964
58,030	Jardine Cycle & Carriage Ltd. (Industrials)	1,436,033
392,783	Keppel Corp. Ltd. (Industrials)	2,018,448
895,239	Oversea-Chinese Banking Corp. Ltd. (Financials)	8,319,326
7,502,151	Seatrium Ltd. (Industrials)*	805,488
334,930	Sembcorp Industries Ltd. (Utilities)	1,326,824
394,464	Singapore Airlines Ltd. (Industrials)	2,006,640
1,353,208	Singapore Exchange Ltd. (Financials)	9,649,310
1,034,456	Singapore Telecommunications Ltd. (Communication Services)	1,823,032

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
132,387	STMicroelectronics NV (Information Technology)	$6,274,061
253,067	United Overseas Bank Ltd. (Financials)	5,329,304

		51,676,913

Spain – 2.5%
9,266	Acciona SA (Utilities)	1,325,996
226,214	ACS Actividades de Construccion y Servicios SA (Industrials)	7,952,439
4,294	Aena SME SA (Industrials)(b)	675,772
46,522	Amadeus IT Group SA (Consumer Discretionary)	3,196,186
1,007,788	Banco Bilbao Vizcaya Argentaria SA (Financials)	7,947,573
2,611,426	Banco Santander SA (Financials)	10,209,192
545,779	CaixaBank SA (Financials)	2,211,877
23,483	Corp ACCIONA Energias Renovables SA (Utilities)	699,371
77,111	Enagas SA (Utilities)	1,317,738
74,468	Endesa SA (Utilities)	1,550,202
754,731	Iberdrola SA (Utilities)	8,977,857
395,473	Industria de Diseno Textil SA (Consumer Discretionary)	15,177,458
80,803	Naturgy Energy Group SA (Utilities)(a)	2,345,086
99,612	Redeia Corp. SA (Utilities)	1,622,249
680,775	Repsol SA (Energy)	10,506,865
948,273	Telefonica SA (Communication Services)	3,935,693

		79,651,554

Sweden – 1.9%
50,974	Alfa Laval AB (Industrials)	1,793,184
80,045	Assa Abloy AB, Class B (Industrials)	1,804,867
355,645	Atlas Copco AB, Class A (Industrials)	4,707,873
243,774	Atlas Copco AB, Class B (Industrials)	2,812,888
73,818	Epiroc AB, Class A (Industrials)	1,419,745
54,846	Epiroc AB, Class B (Industrials)	899,583
116,451	Essity AB, Class B (Consumer Staples)	2,719,342
11,720	Evolution AB (Consumer Discretionary)(b)	1,269,625
572,888	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	8,762,389
87,510	Hexagon AB, Class B (Information Technology)	782,403
30,748	Holmen AB, Class B (Materials)	1,166,750
130,149	Husqvarna AB, Class B (Industrials)(a)	1,123,214
50,857	Industrivarden AB, Class A (Financials)	1,326,939
61,282	Industrivarden AB, Class C (Financials)	1,596,145

Common Stocks – (continued)
Sweden – (continued)
186,845	Investor AB, Class B (Financials)	3,602,131
23,637	L E Lundbergforetagen AB, Class B (Financials)	962,326
36,559	Lifco AB, Class B (Industrials)	670,421
17,694	Saab AB, Class B (Industrials)	934,963
58,696	Sandvik AB (Industrials)	1,111,750
191,015	Skandinaviska Enskilda Banken AB, Class A (Financials)	2,218,062
83,520	Svenska Cellulosa AB SCA, Class B (Materials)	1,113,610
257,506	Svenska Handelsbanken AB, Class A (Financials)	2,148,490
165,005	Swedbank AB, Class A (Financials)	2,925,663
101,231	Swedish Orphan Biovitrum AB (Health Care)*(a)	1,956,226
190,307	Tele2 AB, Class B (Communication Services)	1,344,153
700,575	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	3,603,995
618,315	Telia Co. AB (Communication Services)	1,248,500
83,499	Volvo AB, Class A (Industrials)	1,711,173
179,414	Volvo AB, Class B (Industrials)	3,624,360
363,423	Volvo Car AB, Class B (Consumer Discretionary)*(a)	1,384,671

		62,745,441

Switzerland – 4.9%
157,645	ABB Ltd. (Industrials)	6,013,088
27,408	Adecco Group AG (Industrials)	1,183,206
27,336	Alcon, Inc. (Health Care)	2,287,775
17,612	Baloise Holding AG (Financials)	2,755,707
26,542	Banque Cantonale Vaudoise (Financials)	2,878,827
1,020	Barry Callebaut AG (Consumer Staples)	1,780,742
12,746	BKW AG (Utilities)	2,193,481
375	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	4,487,688
56,910	Cie Financiere Richemont SA, Class A (Consumer Discretionary)	8,092,721
42,804	Clariant AG (Materials)*	714,329
14,093	DSM-Firmenich AG (Materials)	1,302,441
15,507	Dufry AG (Consumer Discretionary)*	691,034
3,477	EMS-Chemie Holding AG (Materials)(a)	2,615,869
7,930	Geberit AG (Industrials)	4,117,405
576	Givaudan SA (Materials)	1,922,500
11,810	Helvetia Holding AG (Financials)	1,799,746
27,948	Julius Baer Group Ltd. (Financials)	1,944,731
34,333	Kuehne + Nagel International AG (Industrials)	10,335,856
68,391	Logitech International SA (Information Technology)	4,743,428
2,839	Lonza Group AG (Health Care)	1,571,454
334,986	Novartis AG (Health Care)	33,872,176

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
7,709	Partners Group Holding AG (Financials)	$8,336,979
7,388	Schindler Holding AG (Industrials)	1,554,972
6,390	Schindler Holding AG Participation Certificates (Industrials)	1,426,310
71,228	SGS SA (Industrials)	6,482,091
5,158	Sika AG (Materials)	1,462,285
6,324	Sonova Holding AG (Health Care)	1,673,273
40,996	Straumann Holding AG (Health Care)	6,219,603
14,313	Swatch Group AG (The) – Bearer (Consumer Discretionary)	4,030,165
64,516	Swatch Group AG (The) – Registered (Consumer Discretionary)	3,444,019
6,365	Swiss Life Holding AG (Financials)	3,996,636
20,554	Swiss Prime Site AG (Real Estate)	1,975,697
4,449	Swisscom AG (Communication Services)	2,709,949
316,207	UBS Group AG (Financials)	8,413,093
5,510	VAT Group AG (Industrials)(b)	2,210,862
16,338	Zurich Insurance Group AG (Financials)	7,676,502

		158,916,640

United Kingdom – 10.5%
310,083	3i Group PLC (Financials)	7,832,899
398,970	abrdn PLC (Financials)	834,672
253,940	Admiral Group PLC (Financials)	8,012,329
24,209	Ashtead Group PLC (Industrials)	1,694,567
170,107	Associated British Foods PLC (Consumer Staples)	4,294,858
216,809	AstraZeneca PLC (Health Care)	29,291,682
1,225,542	Auto Trader Group PLC (Communication Services)(b)	9,417,068
275,053	Aviva PLC (Financials)	1,307,698
526,410	BAE Systems PLC (Industrials)	6,720,437
2,245,861	Barclays PLC (Financials)	4,193,637
1,059,875	Barratt Developments PLC (Consumer Discretionary)	6,087,917
60,936	Berkeley Group Holdings PLC (Consumer Discretionary)	3,135,705
2,686,129	BP PLC (Energy)	16,593,187
353,168	British American Tobacco PLC (Consumer Staples)	11,736,137
84,440	Bunzl PLC (Industrials)	3,028,050
393,333	Burberry Group PLC (Consumer Discretionary)	10,885,324
4,718,769	Centrica PLC (Utilities)	9,073,728
921,052	CK Hutchison Holdings Ltd. (Industrials)	5,021,197
352,428	CNH Industrial NV (Industrials)	4,888,450
75,612	Coca-Cola Europacific Partners PLC (Consumer Staples)	4,847,485
300,040	Compass Group PLC (Consumer Discretionary)	7,577,305

Common Stocks – (continued)
United Kingdom – (continued)
10,770	Croda International PLC (Materials)	$753,599
72,120	DCC PLC (Industrials)	3,954,312
241,021	Diageo PLC (Consumer Staples)	9,905,973
44,898	Halma PLC (Information Technology)	1,219,776
477,241	Hargreaves Lansdown PLC (Financials)	4,603,253
2,192,220	HSBC Holdings PLC (Financials)	16,197,780
271,628	Imperial Brands PLC (Consumer Staples)	6,159,346
297,802	Informa PLC (Communication Services)	2,757,747
31,426	InterContinental Hotels Group PLC (Consumer Discretionary)	2,370,971
28,252	Intertek Group PLC (Industrials)	1,482,101
3,203,252	J Sainsbury PLC (Consumer Staples)	10,963,369
4,102,293	JD Sports Fashion PLC (Consumer Discretionary)	7,550,421
1,418,463	Kingfisher PLC (Consumer Discretionary)	4,205,932
96,945	Land Securities Group PLC REIT (Real Estate)	740,258
1,359,393	Legal & General Group PLC (Financials)	3,767,230
12,535,195	Lloyds Banking Group PLC (Financials)	6,727,661
39,288	London Stock Exchange Group PLC (Financials)	4,071,321
197,838	Melrose Industries PLC (Industrials)	1,285,040
243,172	National Grid PLC (Utilities)	3,051,159
811,005	NatWest Group PLC (Financials)	2,367,742
75,399	Next PLC (Consumer Discretionary)	6,676,469
101,461	Pearson PLC (Consumer Discretionary)	1,078,672
247,572	Phoenix Group Holdings PLC (Financials)	1,634,435
76,806	Reckitt Benckiser Group PLC (Consumer Staples)	5,549,460
296,353	RELX PLC (Industrials)	9,681,008
303,285	Rentokil Initial PLC (Industrials)	2,312,765
955,837	Rolls-Royce Holdings PLC (Industrials)*	2,692,475
825,576	Sage Group PLC (The) (Information Technology)	10,157,916
128,280	Schroders PLC (Financials)	669,381
57,061	Severn Trent PLC (Utilities)	1,735,318
233,720	Smith & Nephew PLC (Health Care)	3,168,896
121,376	Smiths Group PLC (Industrials)	2,522,348
9,293	Spirax-Sarco Engineering PLC (Industrials)	1,193,460
157,400	SSE PLC (Utilities)	3,244,047

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
285,073	St James’s Place PLC (Financials)	$3,196,168
328,880	Standard Chartered PLC (Financials)	2,965,526
1,120,154	Taylor Wimpey PLC (Consumer Discretionary)	1,622,379
2,398,676	Tesco PLC (Consumer Staples)	8,075,910
262,125	Unilever PLC (Consumer Staples)	13,425,581
148,696	United Utilities Group PLC (Utilities)	1,784,340
4,918,088	Vodafone Group PLC (Communication Services)	4,562,418
39,521	Whitbread PLC (Consumer Discretionary)	1,722,720
139,628	Wise PLC, Class A (Financials)*	1,132,704
81,771	WPP PLC (Communication Services)	793,493

		342,207,212

United States – 5.5%
38,176	BRP, Inc. (Consumer Discretionary)	2,915,648
27,650	CSL Ltd. (Health Care)	4,898,246
146,751	Experian PLC (Industrials)	5,136,095
88,616	Ferrovial SE (Industrials)	2,813,248
711,748	GSK PLC (Health Care)	12,525,478
789,949	Haleon PLC (Consumer Staples)	3,228,175
98,940	Holcim AG (Materials)*	6,559,781
94,104	James Hardie Industries PLC CDI (Materials)*	2,835,839
7,313	Monday.com Ltd. (Information Technology)*	1,297,619
392,676	Nestle SA (Consumer Staples)	47,303,398
60,669	QIAGEN NV (Health Care)*	2,778,090
14,224	Roche Holding AG (Health Care)	4,447,969
125,156	Roche Holding AG (Health Care)	36,884,355
179,476	Sanofi (Health Care)	19,214,513
68,414	Schneider Electric SE (Industrials)	11,775,066
412,340	Stellantis NV (Consumer Discretionary)	7,686,833
39,941	Swiss Re AG (Financials)	3,884,440
148,711	Tenaris SA (Energy)	2,382,316

		178,567,109

Zambia – 0.1%
81,492	First Quantum Minerals Ltd. (Materials)	2,186,451

TOTAL COMMON STOCKS
(Cost $2,886,888,533)		$3,229,246,674

Shares	Description	Rate	Value

Preferred Stocks – 0.3%
Germany – 0.3%
49,491	Bayerische Motoren Werke AG (Consumer Discretionary)	9.84%	$4,767,213

Preferred Stocks – (continued)
Germany – (continued)
37,179	Henkel AG & Co. KGaA (Consumer Staples)	2.60	$2,853,710
9,139	Volkswagen AG (Consumer Discretionary)	25.69	1,121,246

TOTAL PREFERRED STOCKS
(Cost $9,506,339)			$8,742,169

Units	Description	Expiration Month	Value

Rights – 0.0%
Canada – 0.0%
8,785	Constellation Software, Inc.*	10/23	$4,870

Sweden – 0.0%
88,015	Swedish Orphan Biovitrum AB*(a)	09/23	79,495

TOTAL RIGHTS
(Cost $0)			$84,365

Principal Amount		Interest Rate	Value

Warrant – 0.0%
Canada – 0.0%
8,722	Constellation Software, Inc. (Information Technology)*	08/28	$—
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,896,394,872)			$3,238,073,208

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
37,159,558	5.234%	$37,159,558
(Cost $37,159,558)

TOTAL INVESTMENTS – 100.7%
(Cost $2,933,554,430)		$3,275,232,766

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(24,170,981)

NET ASSETS – 100.0%		$3,251,061,785

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

E-Mini MSCI EAFE Index Future	91	09/15/23	$9,597,315	$(92,712)

Sector Name	% of Market Value

Financials	18.5%
Industrials	16.1
Consumer Discretionary	12.5
Consumer Staples	12.3
Health Care	12.2
Information Technology	7.7
Energy	5.9
Materials	5.6
Communication Services	4.0
Utilities	2.9
Real Estate	1.2
Securities Lending Reinvestment Vehicle	1.1

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 7.4%
1,433	Capcom Co. Ltd.	$60,466
3,625	CyberAgent, Inc.	23,107
1,312	Dentsu Group, Inc.	39,247
4,726	Hakuhodo DY Holdings, Inc.	44,911
5,325	KDDI Corp.	158,194
816	Koei Tecmo Holdings Co. Ltd.	12,681
268	Konami Group Corp.	15,566
1,272	Nexon Co. Ltd.	25,836
3,452	Nintendo Co. Ltd.	148,598
138,800	Nippon Telegraph & Telephone Corp.	160,456
10,333	SoftBank Corp.	118,529
3,336	SoftBank Group Corp.	149,975
686	Square Enix Holdings Co. Ltd.	26,058
357	Toho Co. Ltd.	13,622
5,452	Z Holdings Corp.	16,395

		1,013,641

Consumer Discretionary – 18.8%
2,552	Aisin Corp.	85,315
2,278	Bandai Namco Holdings, Inc.	52,919
2,099	Bridgestone Corp.	81,619
1,027	Denso Corp.	70,254
584	Fast Retailing Co. Ltd.	134,302
8,655	Honda Motor Co. Ltd.	279,592
1,521	Iida Group Holdings Co. Ltd.	24,943
2,236	Isuzu Motors Ltd.	28,721
504	Koito Manufacturing Co. Ltd.	8,570
12,273	Mazda Motor Corp.	129,192
975	McDonald’s Holdings Co. Japan Ltd.	38,776
3,952	Nissan Motor Co. Ltd.	16,852
415	Nitori Holdings Co. Ltd.	47,376
180	Open House Group Co. Ltd.	6,090
2,787	Oriental Land Co. Ltd.	100,484
1,830	Pan Pacific International Holdings Corp.	36,510
9,883	Panasonic Holdings Corp.	114,012
1,417	Rakuten Group, Inc.	5,531
1,959	Sekisui Chemical Co. Ltd.	30,088
2,419	Sekisui House Ltd.	49,357
1,197	Sharp Corp.*	7,374
191	Shimano, Inc.	28,076
3,541	Sony Group Corp.	295,398
5,804	Subaru Corp.	112,006
4,594	Sumitomo Electric Industries Ltd.	56,342
829	Suzuki Motor Corp.	32,657
31,667	Toyota Motor Corp.	547,052
989	USS Co. Ltd.	17,286
410	Yamaha Corp.	12,670
1,380	Yamaha Motor Co. Ltd.	35,821
1,202	Zensho Holdings Co. Ltd.	56,688
1,626	ZOZO, Inc.	32,495

		2,574,368

Consumer Staples – 7.7%
3,342	Aeon Co. Ltd.(a)	69,303
2,136	Ajinomoto Co., Inc.	90,569
2,043	Asahi Group Holdings Ltd.	79,651
4,884	Japan Tobacco, Inc.	107,050

Common Stocks – (continued)
Consumer Staples – (continued)
1,518	Kao Corp.	58,797
574	Kikkoman Corp.	33,221
3,646	Kirin Holdings Co. Ltd.	51,240
321	Kobayashi Pharmaceutical Co. Ltd.	15,880
308	Kobe Bussan Co. Ltd.	7,667
333	Kose Corp.	27,654
1,106	MatsukiyoCocokara & Co.	65,144
1,019	MEIJI Holdings Co. Ltd.	25,562
562	Nissin Foods Holdings Co. Ltd.	49,103
3,550	Seven & i Holdings Co. Ltd.	145,843
1,365	Shiseido Co. Ltd.	55,468
1,164	Suntory Beverage & Food Ltd.	37,690
1,278	Unicharm Corp.	51,020
1,559	Welcia Holdings Co. Ltd.(a)	28,672
921	Yakult Honsha Co. Ltd.	48,294

		1,047,828

Energy – 1.2%
3,756	ENEOS Holdings, Inc.	14,094
254	Idemitsu Kosan Co. Ltd.	5,400
9,806	Inpex Corp.	137,069

		156,563

Financials – 12.0%
4,408	Chiba Bank Ltd. (The)	31,534
5,926	Concordia Financial Group Ltd.	26,311
1,767	Dai-ichi Life Holdings, Inc.	32,910
3,952	Daiwa Securities Group, Inc.	22,504
282	GMO Payment Gateway, Inc.	17,875
2,081	Japan Exchange Group, Inc.	36,350
3,963	Japan Post Bank Co. Ltd.	31,808
16,107	Japan Post Holdings Co. Ltd.	123,581
6,976	Japan Post Insurance Co. Ltd.	112,485
11,473	Mitsubishi HC Capital, Inc.	74,622
37,255	Mitsubishi UFJ Financial Group, Inc.	297,738
10,922	Mizuho Financial Group, Inc.	180,802
1,413	MS&AD Insurance Group Holdings, Inc.	50,858
4,408	Nomura Holdings, Inc.	17,083
2,359	ORIX Corp.	44,074
8,986	Resona Holdings, Inc.	47,669
704	SBI Holdings, Inc.	14,388
4,465	Shizuoka Financial Group, Inc.	36,343
671	Sompo Holdings, Inc.	29,253
4,564	Sumitomo Mitsui Financial Group, Inc.	209,445
1,291	Sumitomo Mitsui Trust Holdings, Inc.	48,338
1,460	T&D Holdings, Inc.	23,201
5,644	Tokio Marine Holdings, Inc.	125,103

		1,634,275

Health Care – 8.8%
1,196	Asahi Intecc Co. Ltd.	24,374
8,759	Astellas Pharma, Inc.	133,234
2,264	Chugai Pharmaceutical Co. Ltd.	69,311
5,846	Daiichi Sankyo Co. Ltd.	172,627
1,188	Eisai Co. Ltd.	75,547
1,242	Hoya Corp.	137,820

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,287	Kyowa Kirin Co. Ltd.	$23,608
1,191	M3, Inc.	23,753
4,501	Olympus Corp.	60,921
2,937	Ono Pharmaceutical Co. Ltd.	55,710
2,251	Otsuka Holdings Co. Ltd.	85,751
984	Shionogi & Co. Ltd.	43,372
684	Sysmex Corp.	36,416
6,875	Takeda Pharmaceutical Co. Ltd.	212,883
1,697	Terumo Corp.	51,440

		1,206,767

Industrials – 22.6%
431	AGC, Inc.	15,137
1,169	ANA Holdings, Inc.*	26,418
707	BayCurrent Consulting, Inc.	24,344
234	Central Japan Railway Co.	30,041
622	Dai Nippon Printing Co. Ltd.	17,017
296	Daifuku Co. Ltd.	5,476
633	Daikin Industries Ltd.	109,678
747	East Japan Railway Co.	42,239
1,787	FANUC Corp.	50,977
286	Fuji Electric Co. Ltd.	13,506
798	Hankyu Hanshin Holdings, Inc.	28,667
74	Hikari Tsushin, Inc.	12,331
631	Hitachi Construction Machinery Co. Ltd.	19,682
3,237	Hitachi Ltd.	215,541
523	Hoshizaki Corp.	20,096
4,608	ITOCHU Corp.	173,198
2,046	Japan Airlines Co. Ltd.	42,175
2,363	Kajima Corp.	39,498
927	Kawasaki Kisen Kaisha Ltd.	31,111
281	Keio Corp.	9,728
984	Keisei Electric Railway Co. Ltd.	37,701
472	Kintetsu Group Holdings Co. Ltd.	14,943
2,375	Komatsu Ltd.	67,701
1,197	Kubota Corp.	19,198
402	Kurita Water Industries Ltd.	15,692
961	Lixil Corp.	12,043
127	Makita Corp.	3,488
9,588	Marubeni Corp.	157,039
404	MINEBEA MITSUMI, Inc.	6,870
1,345	MISUMI Group, Inc.	23,498
6,019	Mitsubishi Corp.	297,508
6,357	Mitsubishi Electric Corp.	82,920
531	Mitsubishi Heavy Industries Ltd.	30,164
6,119	Mitsui & Co. Ltd.	228,309
799	Mitsui OSK Lines Ltd.	22,150
1,934	MonotaRO Co. Ltd.	22,876
1,501	NGK Insulators Ltd.	19,940
528	NIDEC Corp.	27,679
1,438	NIPPON EXPRESS HOLDINGS, Inc.	74,762
2,626	Nippon Yusen KK	70,094
14,019	Obayashi Corp.	127,012
801	Odakyu Electric Railway Co. Ltd.	11,917
2,107	Persol Holdings Co. Ltd.	36,109
4,822	Recruit Holdings Co. Ltd.	172,894
593	Secom Co. Ltd.	41,527

Common Stocks – (continued)
Industrials – (continued)
693	SG Holdings Co. Ltd.	10,015
3,254	Shimizu Corp.	21,898
117	SMC Corp.	56,738
4,434	Sumitomo Corp.	91,339
1,143	Taisei Corp.	38,494
875	Tobu Railway Co. Ltd.	23,999
1,689	Tokyu Corp.	21,353
1,551	TOPPAN, Inc.	37,511
947	Toshiba Corp.	29,935
657	TOTO Ltd.	18,029
378	Toyota Industries Corp.	26,743
1,717	Toyota Tsusho Corp.	102,547
632	West Japan Railway Co.	27,366
651	Yamato Holdings Co. Ltd.	12,237
571	Yaskawa Electric Corp.	22,438

		3,091,536

Information Technology – 14.3%
798	Advantest Corp.	100,363
628	Azbil Corp.	20,964
2,792	Brother Industries Ltd.	47,340
4,559	Canon, Inc.	112,358
398	Disco Corp.	78,583
1,152	FUJIFILM Holdings Corp.	68,162
728	Fujitsu Ltd.	91,034
803	Hamamatsu Photonics KK	37,209
139	Hirose Electric Co. Ltd.	16,857
512	Ibiden Co. Ltd.	30,920
680	Itochu Techno-Solutions Corp.	20,201
581	Keyence Corp.	241,523
942	Kyocera Corp.	48,386
126	Lasertec Corp.	19,625
1,773	Murata Manufacturing Co. Ltd.	99,681
1,617	NEC Corp.	85,368
1,339	Nomura Research Institute Ltd.	38,491
1,714	NTT Data Group Corp.	23,087
152	Obic Co. Ltd.	26,446
687	Omron Corp.	33,212
543	Oracle Corp. Japan	37,932
658	Otsuka Corp.	29,356
5,526	Renesas Electronics Corp.*	93,014
6,482	Ricoh Co. Ltd.	52,894
123	Rohm Co. Ltd.	10,282
1,031	SCSK Corp.	17,889
3,106	Seiko Epson Corp.	48,696
1,130	Shimadzu Corp.	33,267
1,015	SUMCO Corp.	13,574
716	TDK Corp.	26,135
1,597	TIS, Inc.	37,702
1,527	Tokyo Electron Ltd.	226,294
959	Trend Micro, Inc.	40,768
2,296	Yokogawa Electric Corp.	45,554

		1,953,167

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Materials – 4.0%
2,662	Asahi Kasei Corp.	$17,221
4,954	JFE Holdings, Inc.	78,384
120	JSR Corp.	3,355
9,720	Mitsubishi Chemical Group Corp.	58,106
301	Mitsui Chemicals, Inc.	8,179
1,404	Nippon Paint Holdings Co. Ltd.	10,859
453	Nippon Sanso Holdings Corp.	10,943
3,365	Nippon Steel Corp.	79,673
663	Nissan Chemical Corp.	28,453
452	Nitto Denko Corp.	30,889
3,463	Oji Holdings Corp.	14,177
5,288	Shin-Etsu Chemical Co. Ltd.	169,226
3,982	Sumitomo Chemical Co. Ltd.	11,034
155	Sumitomo Metal Mining Co. Ltd.	4,812
2,007	Toray Industries, Inc.	10,837
1,053	Tosoh Corp.	13,641

		549,789

Real Estate – 1.7%
375	Daito Trust Construction Co. Ltd.	41,380
1,516	Daiwa House Industry Co. Ltd.	42,152
6	Daiwa House REIT Investment Corp. REIT	11,383
10	GLP J REIT	9,431
1,590	Hulic Co. Ltd.	14,285
16	Japan Metropolitan Fund Invest REIT	10,748
3	Japan Real Estate Investment Corp. REIT	12,467
1,197	Mitsubishi Estate Co. Ltd.	15,314
1,097	Mitsui Fudosan Co. Ltd.	24,052
3	Nippon Building Fund, Inc. REIT	12,673
4	Nippon Prologis REIT, Inc. REIT	8,048
394	Nomura Real Estate Holdings, Inc.	9,927
10	Nomura Real Estate Master Fund, Inc. REIT	11,753
284	Sumitomo Realty & Development Co. Ltd.	7,274

		230,887

Common Stocks – (continued)
Utilities – 1.3%
1,779	Chubu Electric Power Co., Inc.	23,767
1,493	Kansai Electric Power Co., Inc. (The)	21,269
646	Osaka Gas Co. Ltd.	10,339
5,439	Tokyo Gas Co. Ltd.	126,164

		181,539

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $11,912,892)		$13,640,360

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.7%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
96,777	5.234%	$96,777
(Cost $96,777)

TOTAL INVESTMENTS – 100.5%
(Cost $12,009,669)		$13,737,137

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(65,862)

NET ASSETS – 100.0%		$13,671,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Topix Index Future	1	09/07/23	$16,008	$942

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 9.0%
129	Activision Blizzard, Inc.	$11,867
1,160	Alphabet, Inc., Class A*	157,957
1,136	Alphabet, Inc., Class C*	156,029
2,182	AT&T, Inc.	32,272
17	Charter Communications, Inc., Class A*	7,448
1,014	Comcast Corp., Class A	47,415
69	Electronic Arts, Inc.	8,279
157	Interpublic Group of Cos., Inc. (The)	5,120
458	Meta Platforms, Inc., Class A*	135,518
52	Netflix, Inc.*	22,551
114	Omnicom Group, Inc.	9,235
241	Pinterest, Inc., Class A*	6,625
157	Snap, Inc., Class A*	1,625
9	Spotify Technology SA*	1,386
97	T-Mobile US, Inc.*	13,216
458	Verizon Communications, Inc.	16,021
28	Walt Disney Co. (The)*	2,343
2,440	Warner Bros Discovery, Inc.*	32,061

		666,968

Consumer Discretionary – 8.8%
19	AutoZone, Inc.*	48,095
10	Booking Holdings, Inc.*	31,050
37	Burlington Stores, Inc.*	6,004
2	Chipotle Mexican Grill, Inc.*	3,853
56	Darden Restaurants, Inc.	8,709
43	Deckers Outdoor Corp.*	22,751
23	Domino’s Pizza, Inc.	8,910
148	D.R. Horton, Inc.	17,615
388	eBay, Inc.	17,375
193	Etsy, Inc.*	14,199
94	Expedia Group, Inc.*	10,189
96	Garmin Ltd.	10,178
179	Genuine Parts Co.	27,518
10	Hilton Worldwide Holdings, Inc.	1,486
118	Home Depot, Inc. (The)	38,975
59	Las Vegas Sands Corp.	3,237
273	Lennar Corp., Class A	32,512
360	LKQ Corp.	18,911
87	Lowe’s Cos., Inc.	20,052
62	McDonald’s Corp.	17,431
462	MGM Resorts International	20,319
234	NIKE, Inc., Class B	23,800
4	NVR, Inc.*	25,509
57	O’Reilly Automotive, Inc.*	53,563
40	Pool Corp.	14,624
172	PulteGroup, Inc.	14,114
213	Ross Stores, Inc.	25,945
82	Royal Caribbean Cruises Ltd.*	8,113
515	TJX Cos., Inc. (The)	47,627
74	Tractor Supply Co.	16,169
98	Ulta Beauty, Inc.*	40,673
23	Yum! Brands, Inc.	2,976

		652,482

Common Stocks – (continued)
Consumer Staples – 6.9%
120	Brown-Forman Corp., Class B	7,935
199	Church & Dwight Co., Inc.	19,257
121	Clorox Co. (The)	18,930
547	Coca-Cola Co. (The)	32,727
152	Colgate-Palmolive Co.	11,167
143	Conagra Brands, Inc.	4,273
66	Constellation Brands, Inc., Class A	17,197
72	Dollar General Corp.	9,972
103	Dollar Tree, Inc.*	12,603
90	Estee Lauder Cos., Inc. (The), Class A	14,448
253	General Mills, Inc.	17,118
129	Hershey Co. (The)	27,717
86	J M Smucker Co. (The)	12,466
187	Kellogg Co.	11,411
512	Keurig Dr Pepper, Inc.	17,229
72	Kimberly-Clark Corp.	9,276
231	Kraft Heinz Co. (The)	7,644
103	Lamb Weston Holdings, Inc.	10,033
70	McCormick & Co., Inc.	5,745
341	Mondelez International, Inc., Class A	24,300
402	Monster Beverage Corp.*	23,079
273	PepsiCo, Inc.	48,572
393	Procter & Gamble Co. (The)	60,656
211	Sysco Corp.	14,696
190	Walgreens Boots Alliance, Inc.	4,809
407	Walmart, Inc.	66,182

		509,442

Financials – 12.3%
342	Aflac, Inc.	25,503
133	American Express Co.	21,013
474	American International Group, Inc.	27,738
56	Ameriprise Financial, Inc.	18,904
45	Aon PLC, Class A	15,003
108	Apollo Global Management, Inc.	9,433
252	Arch Capital Group Ltd.*	19,369
21	Ares Management Corp., Class A	2,172
49	Arthur J Gallagher & Co.	11,294
1,069	Bank of America Corp.	30,648
536	Bank of New York Mellon Corp. (The)	24,050
171	Berkshire Hathaway, Inc., Class B*	61,594
6	BlackRock, Inc.	4,203
106	Brown & Brown, Inc.	7,855
309	Capital One Financial Corp.	31,639
51	Cboe Global Markets, Inc.	7,635
164	Charles Schwab Corp. (The)	9,701
74	Chubb Ltd.	14,864
542	Citigroup, Inc.	22,379
144	Citizens Financial Group, Inc.	4,051
33	CME Group, Inc.	6,688
170	Discover Financial Services	15,312
20	Everest Group Ltd.	7,214
70	Fifth Third Bancorp	1,859
128	Fiserv, Inc.*	15,538

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
32	FleetCor Technologies, Inc.*	$8,695
167	Hartford Financial Services Group, Inc. (The)	11,994
369	Huntington Bancshares, Inc.	4,092
51	Intercontinental Exchange, Inc.	6,017
9	Jack Henry & Associates, Inc.	1,411
560	JPMorgan Chase & Co.	81,945
435	KeyCorp	4,929
32	LPL Financial Holdings, Inc.	7,379
25	M&T Bank Corp.	3,126
3	Markel Group, Inc.*	4,437
125	Marsh & McLennan Cos., Inc.	24,374
135	Mastercard, Inc., Class A	55,706
177	MetLife, Inc.	11,211
28	Moody’s Corp.	9,430
170	Morgan Stanley	14,476
108	Nasdaq, Inc.	5,668
45	Northern Trust Corp.	3,423
26	PNC Financial Services Group, Inc. (The)	3,139
317	Principal Financial Group, Inc.	24,634
98	Progressive Corp. (The)	13,080
111	Raymond James Financial, Inc.	11,609
126	Regions Financial Corp.	2,311
8	S&P Global, Inc.	3,127
332	State Street Corp.	22,822
958	Synchrony Financial	30,924
23	T. Rowe Price Group, Inc.	2,581
75	Travelers Cos., Inc. (The)	12,092
91	Truist Financial Corp.	2,780
100	US Bancorp	3,653
242	Visa, Inc., Class A	59,455
183	W R Berkley Corp.	11,320
570	Wells Fargo & Co.	23,535
54	Willis Towers Watson PLC	11,165

		912,199

Health Care – 17.5%
293	Abbott Laboratories	30,150
363	AbbVie, Inc.	53,346
105	Agilent Technologies, Inc.	12,712
45	Align Technology, Inc.*	16,656
73	Amgen, Inc.	18,713
296	Avantor, Inc.*	6,408
22	Baxter International, Inc.	893
63	Becton Dickinson & Co.	17,605
30	Biogen, Inc.*	8,021
39	Bio-Techne Corp.	3,058
458	Boston Scientific Corp.*	24,704
668	Bristol-Myers Squibb Co.	41,182
69	Cencora, Inc.	12,143
243	Centene Corp.*	14,981
31	Charles River Laboratories International, Inc.*	6,411
110	Cigna Group (The)	30,389
23	Cooper Cos., Inc. (The)	8,510
547	CVS Health Corp.	35,648
118	Danaher Corp.	31,270

Common Stocks – (continued)
Health Care – (continued)
93	Dexcom, Inc.*	9,391
246	Edwards Lifesciences Corp.*	18,812
59	Elevance Health, Inc.	26,079
183	Eli Lilly & Co.	101,419
16	Exact Sciences Corp.*	1,339
81	GE HealthCare Technologies, Inc.	5,706
407	Gilead Sciences, Inc.	31,127
44	HCA Healthcare, Inc.	12,201
165	Hologic, Inc.*	12,332
20	Horizon Therapeutics PLC*	2,255
58	Humana, Inc.	26,775
53	IDEXX Laboratories, Inc.*	27,105
165	Incyte Corp.*	10,647
15	Insulet Corp.*	2,876
53	Intuitive Surgical, Inc.*	16,572
51	IQVIA Holdings, Inc.*	11,354
514	Johnson & Johnson	83,103
36	Laboratory Corp. of America Holdings	7,492
141	Medtronic PLC	11,491
640	Merck & Co., Inc.	69,747
19	Mettler-Toledo International, Inc.*	23,056
65	Moderna, Inc.*	7,350
1,434	Pfizer, Inc.	50,735
88	Quest Diagnostics, Inc.	11,572
38	Regeneron Pharmaceuticals, Inc.*	31,407
46	ResMed, Inc.	7,341
38	Revvity, Inc.	4,447
507	Royalty Pharma PLC, Class A	15,119
19	STERIS PLC	4,362
82	Stryker Corp.	23,251
15	Teleflex, Inc.	3,191
56	Thermo Fisher Scientific, Inc.	31,198
159	UnitedHealth Group, Inc.	75,776
87	Vertex Pharmaceuticals, Inc.*	30,306
4,429	Viatris, Inc.	47,612
62	Waters Corp.*	17,410
20	West Pharmaceutical Services, Inc.	8,138
146	Zimmer Biomet Holdings, Inc.	17,391
107	Zoetis, Inc.	20,385

		1,290,670

Industrials – 7.0%
31	AMETEK, Inc.	4,945
14	Automatic Data Processing, Inc.	3,564
37	Axon Enterprise, Inc.*	7,878
189	Builders FirstSource, Inc.*	27,413
68	Carlisle Cos., Inc.	17,885
281	Carrier Global Corp.	16,143
41	C.H. Robinson Worldwide, Inc.	3,708
33	Cintas Corp.	16,638
256	Copart, Inc.*	11,476
583	CSX Corp.	17,607
15	Deere & Co.	6,164
43	Delta Air Lines, Inc.	1,844
139	Expeditors International of Washington, Inc.	16,223
527	Fastenal Co.	30,345

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
47	FedEx Corp.	$12,268
146	General Electric Co.	16,711
123	Graco, Inc.	9,710
403	Howmet Aerospace, Inc.	19,936
40	IDEX Corp.	9,056
68	Illinois Tool Works, Inc.	16,820
32	J.B. Hunt Transport Services, Inc.	6,012
47	Masco Corp.	2,773
51	Norfolk Southern Corp.	10,455
52	Old Dominion Freight Line, Inc.	22,223
224	Otis Worldwide Corp.	19,163
82	Parker-Hannifin Corp.	34,186
12	Paychex, Inc.	1,467
99	Republic Services, Inc.	14,269
36	Rockwell Automation, Inc.	11,235
42	Snap-on, Inc.	11,281
178	SS&C Technologies Holdings, Inc.	10,221
179	Uber Technologies, Inc.*	8,454
35	Union Pacific Corp.	7,720
462	United Airlines Holdings, Inc.*	23,012
81	United Parcel Service, Inc., Class B	13,721
22	United Rentals, Inc.	10,484
8	Verisk Analytics, Inc.	1,938
74	Waste Management, Inc.	11,602
29	W.W. Grainger, Inc.	20,710
77	Xylem, Inc.	7,973

		515,233

Information Technology – 33.2%
145	Accenture PLC, Class A	46,947
84	Adobe, Inc.*	46,984
276	Advanced Micro Devices, Inc.*	29,179
166	Akamai Technologies, Inc.*	17,445
195	Amphenol Corp., Class A	17,234
100	Analog Devices, Inc.	18,178
2	ANSYS, Inc.*	638
3,088	Apple, Inc.	580,142
356	Applied Materials, Inc.	54,382
140	Arista Networks, Inc.*	27,332
38	Atlassian Corp., Class A*	7,754
37	Autodesk, Inc.*	8,212
74	Broadcom, Inc.	68,294
83	Cadence Design Systems, Inc.*	19,956
85	CDW Corp.	17,948
1,148	Cisco Systems, Inc.	65,838
343	Cognizant Technology Solutions Corp., Class A	24,562
71	Corning, Inc.	2,330
41	Enphase Energy, Inc.*	5,188
14	Entegris, Inc.	1,418
8	EPAM Systems, Inc.*	2,072
21	Fair Isaac Corp.*	18,996
55	First Solar, Inc.*	10,402
218	Fortinet, Inc.*	13,126
68	Gartner, Inc.*	23,778
387	Gen Digital, Inc.	7,837

Common Stocks – (continued)
Information Technology – (continued)
159	GoDaddy, Inc., Class A*	11,529
1,074	Hewlett Packard Enterprise Co.	18,247
14	HubSpot, Inc.*	7,651
426	Intel Corp.	14,970
237	International Business Machines Corp.	34,799
50	Intuit, Inc.	27,090
163	Keysight Technologies, Inc.*	21,728
69	KLA Corp.	34,629
59	Lam Research Corp.	41,442
196	Lattice Semiconductor Corp.*	19,063
103	Marvell Technology, Inc.	6,000
300	Microchip Technology, Inc.	24,552
103	Micron Technology, Inc.	7,204
1,462	Microsoft Corp.	479,185
24	Monolithic Power Systems, Inc.	12,509
103	Motorola Solutions, Inc.	29,208
308	NetApp, Inc.	23,624
442	NVIDIA Corp.	218,149
267	ON Semiconductor Corp.*	26,289
219	Oracle Corp.	26,365
39	Palo Alto Networks, Inc.*	9,489
36	PTC, Inc.*	5,298
335	QUALCOMM, Inc.	38,367
10	Roper Technologies, Inc.	4,991
137	Salesforce, Inc.*	30,340
17	ServiceNow, Inc.*	10,010
163	Skyworks Solutions, Inc.	17,725
15	Splunk, Inc.*	1,819
22	Synopsys, Inc.*	10,096
223	Teradyne, Inc.	24,055
186	Texas Instruments, Inc.	31,259
179	Trimble, Inc.*	9,807
66	VeriSign, Inc.*	13,714
89	VMware, Inc., Class A*	15,021
26	Zebra Technologies Corp., Class A*	7,150
122	Zoom Video Communications, Inc., Class A*	8,666

		2,458,212

Materials – 1.3%
20	Air Products and Chemicals, Inc.	5,910
20	Albemarle Corp.	3,974
4	Avery Dennison Corp.	753
167	Corteva, Inc.	8,435
31	DuPont de Nemours, Inc.	2,384
37	Ecolab, Inc.	6,801
33	FMC Corp.	2,846
182	Freeport-McMoRan, Inc.	7,264
59	Linde PLC	22,835
4	Martin Marietta Materials, Inc.	1,786
169	Mosaic Co. (The)	6,566
16	Packaging Corp. of America	2,386
15	PPG Industries, Inc.	2,126
41	Sherwin-Williams Co. (The)	11,140
42	Vulcan Materials Co.	9,166

		94,372

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Real Estate – 3.3%
61	Alexandria Real Estate Equities, Inc. REIT	$7,097
15	American Tower Corp. REIT	2,720
39	AvalonBay Communities, Inc. REIT	7,169
144	Camden Property Trust REIT	15,497
49	CoStar Group, Inc.*	4,018
17	Crown Castle, Inc. REIT	1,708
6	Digital Realty Trust, Inc. REIT	790
10	Equinix, Inc. REIT	7,814
72	Equity LifeStyle Properties, Inc. REIT	4,821
126	Equity Residential REIT	8,169
43	Essex Property Trust, Inc. REIT	10,251
176	Gaming and Leisure Properties, Inc. REIT	8,342
293	Healthpeak Properties, Inc. REIT	6,030
1,413	Host Hotels & Resorts, Inc. REIT	22,311
118	Invitation Homes, Inc. REIT	4,023
163	Iron Mountain, Inc. REIT	10,357
657	Kimco Realty Corp. REIT	12,444
71	Mid-America Apartment Communities, Inc. REIT	10,311
50	Prologis, Inc. REIT	6,210
17	Public Storage REIT	4,698
180	Realty Income Corp. REIT	10,087
3	SBA Communications Corp. REIT	674
111	Simon Property Group, Inc. REIT	12,597
114	Sun Communities, Inc. REIT	13,956
160	UDR, Inc. REIT	6,384
223	Ventas, Inc. REIT	9,741
552	VICI Properties, Inc. REIT	17,024
69	Welltower, Inc. REIT	5,719
279	Weyerhaeuser Co. REIT	9,137
107	W.P. Carey, Inc. REIT	6,960

		247,059

Utilities – 0.2%
96	Edison International	6,609
102	NextEra Energy, Inc.	6,814

		13,423

TOTAL INVESTMENTS – 99.5%
(Cost $7,312,057)		$7,360,060

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		36,944

NET ASSETS – 100.0%		$7,397,004

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 7.8%
142,735	Activision Blizzard, Inc.	$13,130,193
1,558,926	Alphabet, Inc., Class A*	212,278,953
1,471,627	Alphabet, Inc., Class C*	202,127,968
1,688,890	AT&T, Inc.	24,978,683
32,686	Charter Communications, Inc., Class A*	14,320,390
1,391,516	Comcast Corp., Class A	65,067,288
161,576	Electronic Arts, Inc.	19,385,888
252,916	Interpublic Group of Cos., Inc. (The)	8,247,591
656,184	Meta Platforms, Inc., Class A*	194,158,284
56,901	Netflix, Inc.*	24,676,826
165,237	Omnicom Group, Inc.	13,385,849
368,483	Pinterest, Inc., Class A*	10,129,598
222,054	Snap, Inc., Class A*	2,298,259
28,283	Spotify Technology SA*	4,354,734
110,378	T-Mobile US, Inc.*	15,039,003
509,176	Verizon Communications, Inc.	17,810,976
124,294	Walt Disney Co. (The)*	10,400,922
3,110,507	Warner Bros Discovery, Inc.*	40,872,062

		892,663,467

Consumer Discretionary – 12.5%
2,221,965	Amazon.com, Inc.*	306,653,390
25,350	AutoZone, Inc.*	64,169,216
323,259	Best Buy Co., Inc.	24,713,151
12,412	Booking Holdings, Inc.*	38,539,632
28,921	Burlington Stores, Inc.*	4,692,722
4,894	Chipotle Mexican Grill, Inc.*	9,428,976
92,564	Darden Restaurants, Inc.	14,394,628
35,869	Deckers Outdoor Corp.*	18,977,929
77,214	Domino’s Pizza, Inc.	29,912,704
77,636	D.R. Horton, Inc.	9,240,237
388,056	eBay, Inc.	17,377,148
124,468	Etsy, Inc.*	9,157,111
182,765	Expedia Group, Inc.*	19,809,898
1,645,741	Ford Motor Co.	19,962,838
109,316	Garmin Ltd.	11,589,682
181,573	Genuine Parts Co.	27,913,217
36,697	Hilton Worldwide Holdings, Inc.	5,455,009
324,057	Home Depot, Inc. (The)	107,036,027
101,410	Las Vegas Sands Corp.	5,563,353
361,448	Lennar Corp., Class A	43,044,842
372,780	LKQ Corp.	19,582,133
311,810	Lowe’s Cos., Inc.	71,865,969
35,384	Marriott International, Inc., Class A	7,200,998
153,594	McDonald’s Corp.	43,182,953
578,489	MGM Resorts International	25,441,946
342,516	NIKE, Inc., Class B	34,837,302
1,504	NVR, Inc.*	9,591,504
67,682	O’Reilly Automotive, Inc.*	63,600,775
51,038	Pool Corp.	18,659,493
203,993	PulteGroup, Inc.	16,739,666
89,894	Ross Stores, Inc.	10,949,988
113,484	Royal Caribbean Cruises Ltd.*	11,228,107
190,944	Starbucks Corp.	18,605,583
2,510,815	Stellantis NV(a)	46,575,618

Common Stocks – (continued)
Consumer Discretionary – (continued)
410,604	Tesla, Inc.*	105,968,680
421,235	TJX Cos., Inc. (The)	38,955,813
151,729	Tractor Supply Co.	33,152,787
63,847	Ulta Beauty, Inc.*	26,498,420
227,665	Yum! Brands, Inc.	29,455,298

		1,419,724,743

Consumer Staples – 8.5%
485,073	Altria Group, Inc.	21,449,928
472,034	Archer-Daniels-Midland Co.	37,432,296
218,883	Brown-Forman Corp., Class B	14,474,733
64,357	Bunge Ltd.	7,357,292
155,175	Church & Dwight Co., Inc.	15,016,285
144,176	Clorox Co. (The)	22,556,335
668,878	Coca-Cola Co. (The)	40,018,971
383,684	Colgate-Palmolive Co.	28,189,264
378,515	Conagra Brands, Inc.	11,310,028
52,102	Constellation Brands, Inc., Class A	13,575,697
149,701	Costco Wholesale Corp.	82,227,765
118,073	Dollar General Corp.	16,353,111
149,286	Dollar Tree, Inc.*	18,266,635
124,446	Estee Lauder Cos., Inc. (The), Class A	19,977,316
232,880	General Mills, Inc.	15,756,661
155,640	Hershey Co. (The)	33,440,810
201,500	Hormel Foods Corp.	7,775,885
90,750	J M Smucker Co. (The)	13,154,213
171,450	Kellogg Co.	10,461,879
571,580	Keurig Dr Pepper, Inc.	19,233,667
157,209	Kimberly-Clark Corp.	20,253,236
537,903	Kraft Heinz Co. (The)	17,799,210
1,222,057	Kroger Co. (The)	56,691,224
137,068	Lamb Weston Holdings, Inc.	13,351,794
93,928	McCormick & Co., Inc.	7,709,610
330,119	Mondelez International, Inc., Class A	23,524,280
445,479	Monster Beverage Corp.*	25,574,949
379,733	PepsiCo, Inc.	67,562,095
475,883	Philip Morris International, Inc.	45,713,321
518,699	Procter & Gamble Co. (The)	80,056,004
267,824	Sysco Corp.	18,653,942
184,756	Target Corp.	23,380,872
322,594	Tyson Foods, Inc., Class A	17,184,582
483,899	Walgreens Boots Alliance, Inc.	12,247,484
582,776	Walmart, Inc.	94,765,205

		972,496,579

Energy – 3.8%
234,531	APA Corp.	10,281,839
66,173	Baker Hughes Co.	2,394,801
63,002	Cheniere Energy, Inc.	10,281,926
311,345	Chevron Corp.	50,157,679
204,020	ConocoPhillips	24,284,501
238,446	Coterra Energy, Inc.	6,721,793
263,653	Devon Energy Corp.	13,470,032
42,162	Diamondback Energy, Inc.	6,399,348

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
121,417	EOG Resources, Inc.	$15,616,655
325,643	EQT Corp.	14,074,290
878,567	Exxon Mobil Corp.	97,687,865
62,965	Hess Corp.	9,728,092
516,004	Kinder Morgan, Inc.	8,885,589
344,397	Marathon Oil Corp.	9,074,861
276,353	Marathon Petroleum Corp.	39,454,918
147,153	Occidental Petroleum Corp.	9,239,737
127,492	ONEOK, Inc.	8,312,478
206,818	Phillips 66	23,610,343
53,157	Pioneer Natural Resources Co.	12,647,645
148,616	Schlumberger NV	8,762,399
42,246	Targa Resources Corp.	3,643,717
275,234	Valero Energy Corp.	35,752,897
262,250	Williams Cos., Inc. (The)	9,055,493

		429,538,898

Financials – 9.7%
229,455	Aflac, Inc.	17,110,459
52,287	Allstate Corp. (The)	5,637,061
109,438	American Express Co.	17,290,110
486,766	American International Group, Inc.	28,485,546
56,120	Ameriprise Financial, Inc.	18,944,990
66,732	Aon PLC, Class A	22,247,781
188,613	Apollo Global Management, Inc.	16,473,459
256,020	Arch Capital Group Ltd.*	19,677,697
56,118	Ares Management Corp., Class A	5,804,846
104,893	Arthur J Gallagher & Co.	24,175,739
1,250,076	Bank of America Corp.	35,839,679
526,329	Bank of New York Mellon Corp. (The)	23,616,382
201,218	Berkshire Hathaway, Inc., Class B*	72,478,724
10,764	BlackRock, Inc.	7,540,613
92,520	Brown & Brown, Inc.	6,855,732
369,466	Capital One Financial Corp.	37,829,624
71,760	Cboe Global Markets, Inc.	10,743,190
241,222	Charles Schwab Corp. (The)	14,268,281
73,784	Chubb Ltd.	14,820,992
30,039	Cincinnati Financial Corp.	3,177,826
671,146	Citigroup, Inc.	27,711,618
267,607	Citizens Financial Group, Inc.	7,527,785
55,074	CME Group, Inc.	11,162,398
136,444	Discover Financial Services	12,289,511
13,819	Everest Group Ltd.	4,984,237
28,378	FactSet Research Systems, Inc.	12,384,443
167,293	Fiserv, Inc.*	20,307,697
26,964	FleetCor Technologies, Inc.*	7,326,928
178,648	Hartford Financial Services Group, Inc. (The)	12,830,499
90,241	Intercontinental Exchange, Inc.	10,647,536
68,113	Jack Henry & Associates, Inc.	10,678,756
609,758	JPMorgan Chase & Co.	89,225,888
276,741	KeyCorp	3,135,476
41,142	LPL Financial Holdings, Inc.	9,486,934
28,194	M&T Bank Corp.	3,525,660
6,442	Markel Group, Inc.*	9,527,203

Common Stocks – (continued)
Financials – (continued)
13,104	MarketAxess Holdings, Inc.	3,157,147
166,663	Marsh & McLennan Cos., Inc.	32,497,618
179,938	Mastercard, Inc., Class A	74,249,616
154,066	MetLife, Inc.	9,758,540
85,410	Moody’s Corp.	28,766,088
140,843	Morgan Stanley	11,992,781
147,064	Nasdaq, Inc.	7,717,919
43,237	PNC Financial Services Group, Inc. (The)	5,220,003
322,333	Principal Financial Group, Inc.	25,048,497
168,268	Progressive Corp. (The)	22,458,730
67,176	Prudential Financial, Inc.	6,359,552
111,127	Raymond James Financial, Inc.	11,622,773
27,861	S&P Global, Inc.	10,889,750
317,755	State Street Corp.	21,842,479
1,169,288	Synchrony Financial	37,744,617
83,882	Travelers Cos., Inc. (The)	13,524,295
85,700	Truist Financial Corp.	2,618,135
89,446	US Bancorp	3,267,462
329,841	Visa, Inc., Class A	81,035,337
134,087	W R Berkley Corp.	8,294,622
621,885	Wells Fargo & Co.	25,677,632
47,340	Willis Towers Watson PLC	9,788,018

		1,109,302,911

Health Care – 13.9%
325,097	Abbott Laboratories	33,452,481
469,712	AbbVie, Inc.	69,028,876
122,096	Agilent Technologies, Inc.	14,782,163
37,593	Align Technology, Inc.*	13,914,673
161,916	Amgen, Inc.	41,505,547
157,697	Avantor, Inc.*	3,414,140
39,391	Becton Dickinson & Co.	11,007,815
64,397	Biogen, Inc.*	17,217,182
386,276	Boston Scientific Corp.*	20,835,727
701,232	Bristol-Myers Squibb Co.	43,230,953
199,507	Cardinal Health, Inc.	17,422,946
95,707	Cencora, Inc.	16,842,518
503,074	Centene Corp.*	31,014,512
19,851	Charles River Laboratories International, Inc.*	4,105,584
177,884	Cigna Group (The)	49,142,234
13,870	Cooper Cos., Inc. (The)	5,131,761
685,202	CVS Health Corp.	44,654,614
128,895	Danaher Corp.	34,157,175
83,863	Dexcom, Inc.*	8,468,486
308,419	Edwards Lifesciences Corp.*	23,584,801
79,703	Elevance Health, Inc.	35,229,523
245,688	Eli Lilly & Co.	136,160,290
40,453	Exact Sciences Corp.*	3,384,703
74,939	Fortrea Holdings, Inc.*	2,064,569
60,141	GE HealthCare Technologies, Inc.	4,236,933
392,094	Gilead Sciences, Inc.	29,987,349
51,382	HCA Healthcare, Inc.	14,248,229
143,375	Hologic, Inc.*	10,715,847
31,080	Horizon Therapeutics PLC*	3,503,959

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
59,312	Humana, Inc.	$27,380,199
67,039	IDEXX Laboratories, Inc.*	34,284,415
201,977	Incyte Corp.*	13,033,576
30,460	Insulet Corp.*	5,839,487
50,379	Intuitive Surgical, Inc.*	15,752,506
57,452	IQVIA Holdings, Inc.*	12,790,539
660,911	Johnson & Johnson	106,856,090
57,808	Laboratory Corp. of America Holdings	12,029,845
56,421	McKesson Corp.	23,263,507
122,678	Medtronic PLC	9,998,257
661,316	Merck & Co., Inc.	72,070,218
24,432	Mettler-Toledo International, Inc.*	29,647,743
170,489	Moderna, Inc.*	19,277,191
24,513	Molina Healthcare, Inc.*	7,601,972
1,146,322	Pfizer, Inc.	40,556,872
81,061	Quest Diagnostics, Inc.	10,659,521
43,280	Regeneron Pharmaceuticals, Inc.*	35,770,487
57,485	ResMed, Inc.	9,174,031
51,057	Revvity, Inc.	5,975,201
241,803	Royalty Pharma PLC, Class A	7,210,565
88,542	Seagen, Inc.*	18,245,850
13,280	STERIS PLC	3,048,955
65,069	Stryker Corp.	18,450,315
63,222	Thermo Fisher Scientific, Inc.	35,220,976
228,597	UnitedHealth Group, Inc.	108,944,758
17,826	Veeva Systems, Inc., Class A*	3,720,286
100,144	Vertex Pharmaceuticals, Inc.*	34,884,161
5,222,142	Viatris, Inc.	56,138,027
54,202	Waters Corp.*	15,219,922
25,564	West Pharmaceutical Services, Inc.	10,401,992
77,942	Zimmer Biomet Holdings, Inc.	9,284,451
144,697	Zoetis, Inc.	27,566,225

		1,582,743,730

Industrials – 9.8%
141,140	3M Co.	15,055,404
104,291	AMETEK, Inc.	16,635,457
53,833	Automatic Data Processing, Inc.	13,706,420
39,568	Axon Enterprise, Inc.*	8,424,423
64,296	Boeing Co. (The)*	14,404,233
121,576	Booz Allen Hamilton Holding Corp.	13,775,777
40,302	Broadridge Financial Solutions, Inc.	7,504,635
513,650	Builders FirstSource, Inc.*	74,499,796
35,434	Carlisle Cos., Inc.	9,319,851
318,176	Carrier Global Corp.	18,279,211
64,156	Caterpillar, Inc.	18,036,176
93,961	C.H. Robinson Worldwide, Inc.	8,496,893
62,296	Cintas Corp.	31,407,774
291,521	Copart, Inc.*	13,068,886
227,644	CSX Corp.	6,874,849
72,863	Cummins, Inc.	16,761,405
38,901	Deere & Co.	15,985,977
140,449	Delta Air Lines, Inc.	6,022,453
70,965	Dover Corp.	10,524,109
84,035	Eaton Corp. PLC	19,359,143

Common Stocks – (continued)
Industrials – (continued)
129,308	Emerson Electric Co.	12,704,511
109,708	Expeditors International of Washington, Inc.	12,804,021
658,957	Fastenal Co.	37,942,744
59,202	FedEx Corp.	15,452,906
134,380	Fortive Corp.	10,595,863
99,388	General Dynamics Corp.	22,525,296
255,085	General Electric Co.	29,197,029
102,923	Graco, Inc.	8,124,742
105,912	Honeywell International, Inc.	19,905,101
252,229	Howmet Aerospace, Inc.	12,477,769
48,153	Hubbell, Inc.	15,700,286
36,484	IDEX Corp.	8,259,978
101,603	Illinois Tool Works, Inc.	25,131,502
126,508	Ingersoll Rand, Inc.	8,806,222
54,751	Jacobs Solutions, Inc.	7,381,530
17,334	J.B. Hunt Transport Services, Inc.	3,256,712
122,735	Johnson Controls International PLC	7,248,729
73,520	L3Harris Technologies, Inc.	13,093,177
192,100	Leidos Holdings, Inc.	18,731,671
61,679	Lockheed Martin Corp.	27,653,780
216,892	Masco Corp.	12,798,797
29,344	Norfolk Southern Corp.	6,015,813
35,730	Northrop Grumman Corp.	15,474,306
47,375	Old Dominion Freight Line, Inc.	20,246,654
101,286	Otis Worldwide Corp.	8,665,017
181,718	PACCAR, Inc.	14,953,574
56,581	Parker-Hannifin Corp.	23,588,619
130,822	Paychex, Inc.	15,990,373
58,920	Quanta Services, Inc.	12,365,540
133,128	Republic Services, Inc.	19,187,739
29,594	Rockwell Automation, Inc.	9,235,696
245,200	RTX Corp.	21,097,008
32,949	Snap-on, Inc.	8,850,101
431,826	SS&C Technologies Holdings, Inc.	24,795,449
487,403	Textron, Inc.	37,876,087
65,032	Trane Technologies PLC	13,348,468
15,440	TransDigm Group, Inc.*	13,955,444
172,014	Uber Technologies, Inc.*	8,124,221
42,649	Union Pacific Corp.	9,407,090
685,818	United Airlines Holdings, Inc.*	34,160,595
83,014	United Parcel Service, Inc., Class B	14,062,572
12,459	United Rentals, Inc.	5,937,212
41,025	Verisk Analytics, Inc.	9,937,075
113,593	Waste Management, Inc.	17,809,111
276,173	Westinghouse Air Brake Technologies Corp.	31,074,986
71,332	W.W. Grainger, Inc.	50,941,034
72,378	Xylem, Inc.	7,494,018

		1,122,529,040

Information Technology – 27.4%
257,605	Accenture PLC, Class A	83,404,771
141,884	Adobe, Inc.*	79,361,397
321,380	Advanced Micro Devices, Inc.*	33,976,294
134,714	Akamai Technologies, Inc.*	14,157,094

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
164,764	Amphenol Corp., Class A	$14,561,842
114,225	Analog Devices, Inc.	20,763,820
14,100	ANSYS, Inc.*	4,496,067
4,010,410	Apple, Inc.	753,435,727
313,081	Applied Materials, Inc.	47,826,254
100,336	Arista Networks, Inc.*	19,588,597
84,033	Atlassian Corp., Class A*	17,147,774
103,334	Autodesk, Inc.*	22,933,948
96,549	Broadcom, Inc.	89,104,107
208,964	Cadence Design Systems, Inc.*	50,243,304
46,483	CDW Corp.	9,814,885
1,012,780	Cisco Systems, Inc.	58,082,933
313,755	Cognizant Technology Solutions Corp., Class A	22,467,996
192,207	Corning, Inc.	6,308,234
25,461	Crowdstrike Holdings, Inc., Class A*	4,150,907
48,081	Datadog, Inc., Class A*	4,638,855
44,857	Enphase Energy, Inc.*	5,675,756
25,142	EPAM Systems, Inc.*	6,511,527
26,041	Fair Isaac Corp.*	23,556,428
50,476	First Solar, Inc.*	9,546,021
539,452	Fortinet, Inc.*	32,480,405
69,662	Gartner, Inc.*	24,359,408
251,118	Gen Digital, Inc.	5,085,139
114,591	GoDaddy, Inc., Class A*	8,308,993
1,504,303	Hewlett Packard Enterprise Co.	25,558,108
400,511	HP, Inc.	11,899,182
28,099	HubSpot, Inc.*	15,356,665
594,594	Intel Corp.	20,894,033
302,977	International Business Machines Corp.	44,486,113
69,918	Intuit, Inc.	37,882,272
82,544	Keysight Technologies, Inc.*	11,003,115
45,978	KLA Corp.	23,074,979
67,401	Lam Research Corp.	47,342,462
186,842	Lattice Semiconductor Corp.*	18,172,253
54,369	Marvell Technology, Inc.	3,166,994
153,286	Microchip Technology, Inc.	12,544,926
137,097	Micron Technology, Inc.	9,588,564
1,938,658	Microsoft Corp.	635,414,546
16,902	Monolithic Power Systems, Inc.	8,809,491
92,108	Motorola Solutions, Inc.	26,119,066
184,617	NetApp, Inc.	14,160,124
567,007	NVIDIA Corp.	279,846,305
279,436	ON Semiconductor Corp.*	27,513,269
293,697	Oracle Corp.	35,358,182
111,742	Palo Alto Networks, Inc.*	27,186,829
46,923	PTC, Inc.*	6,905,658
245,342	QUALCOMM, Inc.	28,099,019
22,833	Roper Technologies, Inc.	11,395,037
197,633	Salesforce, Inc.*	43,767,804
53,436	ServiceNow, Inc.*	31,464,720
132,121	Skyworks Solutions, Inc.	14,366,838
40,152	Splunk, Inc.*	4,868,831
75,405	Synopsys, Inc.*	34,602,600
22,856	Teledyne Technologies, Inc.*	9,560,665
139,584	Teradyne, Inc.	15,056,926

Common Stocks – (continued)
Information Technology – (continued)
271,196	Texas Instruments, Inc.	45,577,200
85,845	Trimble, Inc.*	4,703,448
8,719	Tyler Technologies, Inc.*	3,473,911
106,524	VeriSign, Inc.*	22,134,622
98,654	VMware, Inc., Class A*	16,650,822
117,947	Western Digital Corp.*	5,307,615
34,518	Workday, Inc., Class A*	8,439,651
20,611	Zebra Technologies Corp., Class A*	5,668,231
104,028	Zoom Video Communications, Inc., Class A*	7,389,109

		3,126,798,668

Materials – 2.0%
39,461	Air Products and Chemicals, Inc.	11,660,331
23,210	Avery Dennison Corp.	4,372,300
81,006	CF Industries Holdings, Inc.	6,243,132
204,824	Corteva, Inc.	10,345,660
209,015	Dow, Inc.	11,403,858
44,331	DuPont de Nemours, Inc.	3,408,611
29,098	Ecolab, Inc.	5,348,503
40,444	FMC Corp.	3,487,486
104,172	Freeport-McMoRan, Inc.	4,157,505
149,343	International Paper Co.	5,215,058
73,579	Linde PLC	28,478,016
34,503	LyondellBasell Industries NV, Class A	3,407,861
9,628	Martin Marietta Materials, Inc.	4,298,036
385,540	Mosaic Co. (The)	14,978,229
225,402	Nucor Corp.	38,791,684
19,023	Packaging Corp. of America	2,836,329
42,179	PPG Industries, Inc.	5,979,295
45,696	Reliance Steel & Aluminum Co.	13,021,532
67,128	RPM International, Inc.	6,695,347
81,859	Sherwin-Williams Co. (The)	22,242,728
153,332	Steel Dynamics, Inc.	16,343,658
42,149	Vulcan Materials Co.	9,199,019

		231,914,178

Real Estate – 1.8%
40,352	Alexandria Real Estate Equities, Inc. REIT	4,694,552
32,081	American Tower Corp. REIT	5,816,927
32,146	AvalonBay Communities, Inc. REIT	5,909,078
95,341	Camden Property Trust REIT	10,260,598
154,831	CBRE Group, Inc., Class A*	13,168,377
46,754	Crown Castle, Inc. REIT	4,698,777
7,953	Equinix, Inc. REIT	6,214,315
36,504	Equity LifeStyle Properties, Inc. REIT	2,444,308
122,162	Equity Residential REIT	7,919,762
30,904	Essex Property Trust, Inc. REIT	7,367,205
198,561	Gaming and Leisure Properties, Inc. REIT	9,411,791
144,919	Healthpeak Properties, Inc. REIT	2,982,433
1,156,172	Host Hotels & Resorts, Inc. REIT	18,255,956
157,002	Invitation Homes, Inc. REIT	5,352,198

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
90,985	Iron Mountain, Inc. REIT	$5,781,187
46,152	Mid-America Apartment Communities, Inc. REIT	6,702,655
46,301	Prologis, Inc. REIT	5,750,584
22,698	Public Storage REIT	6,273,273
154,013	Realty Income Corp. REIT	8,630,889
12,135	SBA Communications Corp. REIT	2,724,672
32,002	Simon Property Group, Inc. REIT	3,631,907
90,884	Sun Communities, Inc. REIT	11,126,019
123,275	UDR, Inc. REIT	4,918,672
139,486	Ventas, Inc. REIT	6,092,748
405,571	VICI Properties, Inc. REIT	12,507,810
53,402	Welltower, Inc. REIT	4,425,958
418,180	Weyerhaeuser Co. REIT	13,695,395
124,209	W.P. Carey, Inc. REIT	8,079,795

		204,837,841

Utilities – 2.5%
181,416	Alliant Energy Corp.	9,101,641
127,028	Ameren Corp.	10,069,510
150,988	American Electric Power Co., Inc.	11,837,459
42,558	American Water Works Co., Inc.	5,904,497
90,788	Atmos Energy Corp.	10,526,869
387,975	CenterPoint Energy, Inc.	10,820,623
120,993	CMS Energy Corp.	6,798,597
174,293	Consolidated Edison, Inc.	15,505,105
129,165	Constellation Energy Corp.	13,453,826
156,188	Dominion Energy, Inc.	7,581,365
87,000	DTE Energy Co.	8,994,060
145,950	Duke Energy Corp.	12,960,360
196,128	Edison International	13,503,413
79,947	Entergy Corp.	7,614,952
185,932	Evergy, Inc.	10,220,682
88,711	Eversource Energy	5,661,536
432,931	Exelon Corp.	17,369,192
271,213	FirstEnergy Corp.	9,782,653
270,564	NextEra Energy, Inc.	18,073,675
140,910	NiSource, Inc.	3,770,752
806,781	PG&E Corp.*	13,150,530
227,033	PPL Corp.	5,657,662
161,009	Public Service Enterprise Group, Inc.	9,834,430
206,906	Sempra	14,528,939
244,918	Southern Co. (The)	16,588,296

Common Stocks – (continued)
Utilities – (continued)
85,238	WEC Energy Group, Inc.	7,170,221
160,826	Xcel Energy, Inc.	9,187,989

		285,668,834

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $8,454,987,939)		$11,378,218,889

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
39,027,450	5.234%	$39,027,450
(Cost $39,027,450)

TOTAL INVESTMENTS – 100.0%
(Cost $8,494,015,389)		$11,417,246,339

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(6,773,300)

NET ASSETS – 100.0%		$11,410,473,039

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	61	09/15/23	$13,773,800	$59,881

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.1%
Communication Services – 2.0%
9,556	AMC Networks, Inc., Class A*	$111,232
4,893	Atlanta Braves Holdings, Inc., Class A*(a)	204,723
4,554	Atlanta Braves Holdings, Inc., Class C*	167,769
22,779	Cargurus, Inc.*	412,528
27,282	Cars.com, Inc.*	509,901
10,758	Cinemark Holdings, Inc.*	175,140
7,965	Cogent Communications Holdings, Inc.	562,170
32,101	DHI Group, Inc.*	121,021
13,941	EchoStar Corp., Class A*	242,295
18,738	EverQuote, Inc., Class A*	115,801
18,981	EW Scripps Co. (The), Class A*	145,015
88,070	Gannett Co., Inc.*	256,284
15,535	Gogo, Inc.*	176,322
19,679	Gray Television, Inc.	158,613
14,031	IDT Corp., Class B*	328,045
36,386	iHeartMedia, Inc., Class A*	131,353
5,227	IMAX Corp.*	99,993
5,320	Integral Ad Science Holding Corp.*	75,916
13,040	John Wiley & Sons, Inc., Class A	484,566
11,148	Liberty Latin America Ltd., Class A (Puerto Rico) *	99,663
36,559	Liberty Latin America Ltd., Class C (Puerto Rico) *	327,569
35,841	Loop Media, Inc.*	31,214
83,750	Lumen Technologies, Inc.*	133,162
9,948	Magnite, Inc.*	82,071
9,307	Marcus Corp. (The)	141,373
21,296	Ooma, Inc.*	300,061
29,436	Playstudios, Inc.*	104,792
12,384	QuinStreet, Inc.*	122,602
12,534	Scholastic Corp.	544,602
7,747	Shutterstock, Inc.	326,226
7,828	Sinclair, Inc.	98,789
11,096	Spok Holdings, Inc.	158,007
25,618	Stagwell, Inc.*	139,618
40,993	TEGNA, Inc.	677,614
12,170	Thryv Holdings, Inc.*	248,146
120,050	Tingo Group, Inc.*	154,865
86,703	TrueCar, Inc.*	207,220
22,097	Yelp, Inc.*	946,856
6,518	Ziff Davis, Inc.*	434,425
8,069	ZipRecruiter, Inc., Class A*	122,568

		9,880,130

Consumer Discretionary – 11.1%
20,814	1-800-Flowers.com, Inc., Class A*	156,729
65,203	2U, Inc.*	206,694
20,010	Aaron’s Co., Inc. (The)	241,521
18,041	Abercrombie & Fitch Co., Class A*	969,704
13,186	Academy Sports & Outdoors, Inc.	719,560
10,167	Acushnet Holdings Corp.	595,278
13,693	Adient PLC*	536,355
12,296	Adtalem Global Education, Inc.*	539,180
36,200	American Axle & Manufacturing Holdings, Inc.*	273,310

Common Stocks – (continued)
Consumer Discretionary – (continued)
18,473	American Eagle Outfitters, Inc.	313,302
4,540	Asbury Automotive Group, Inc.*	1,044,200
9,697	Beazer Homes USA, Inc.*	284,219
4,572	BJ’s Restaurants, Inc.*	134,463
14,540	Bloomin’ Brands, Inc.	407,992
8,136	Bluegreen Vacations Holding Corp.	291,757
4,895	Boot Barn Holdings, Inc.*	449,116
7,397	Brinker International, Inc.*	242,104
10,401	Buckle, Inc. (The)	380,053
4,630	Build-A-Bear Workshop, Inc.	122,093
15,874	Caleres, Inc.	455,108
5,655	Camping World Holdings, Inc., Class A	139,848
33,043	CarParts.com, Inc.*	159,598
6,088	Carriage Services, Inc.	187,632
27,128	Carrols Restaurant Group, Inc.*	189,353
3,708	Carvana Co.*	186,698
1,498	Cavco Industries, Inc.*	418,721
3,528	Century Communities, Inc.	261,954
5,468	Cheesecake Factory, Inc. (The)	174,156
11,115	Chegg, Inc.*	113,484
33,973	Chico’s FAS, Inc.*	174,281
4,760	Chuy’s Holdings, Inc.*	181,356
7,292	Cooper-Standard Holdings, Inc.*	108,942
7,724	Coursera, Inc.*	134,320
1,886	Cracker Barrel Old Country Store, Inc.	155,463
5,959	Cricut, Inc., Class A	56,372
25,592	Dana, Inc.	412,287
5,391	Dave & Buster’s Entertainment, Inc.*	211,705
17,775	Denny’s Corp.*	169,396
12,483	Designer Brands, Inc., Class A	131,196
29,522	Destination XL Group, Inc.*	134,620
2,265	Dillard’s, Inc., Class A	781,697
1,914	Dine Brands Global, Inc.	104,849
5,890	Dorman Products, Inc.*	485,984
1,175	Duluth Holdings, Inc., Class B*	7,467
2,428	Duolingo, Inc.*	357,304
12,287	El Pollo Loco Holdings, Inc.	116,849
19,907	Ethan Allen Interiors, Inc.	624,682
12,939	Everi Holdings, Inc.*	187,098
50,530	Figs, Inc., Class A*	312,275
5,882	Foot Locker, Inc.	115,405
41,590	Fossil Group, Inc.*	88,171
6,831	Fox Factory Holding Corp.*	756,943
21,139	Frontdoor, Inc.*	693,782
12,296	Funko, Inc., Class A*	85,703
9,569	Genesco, Inc.*	328,025
7,298	Gentherm, Inc.*	439,413
11,270	G-III Apparel Group Ltd.*	223,709
5,331	Golden Entertainment, Inc.	194,102
46,509	Goodyear Tire & Rubber Co. (The)*	600,431
39,749	GoPro, Inc., Class A*	144,488
847	Graham Holdings Co., Class B	496,622
6,759	Green Brick Partners, Inc.*	334,300
4,055	Group 1 Automotive, Inc.	1,072,223
8,883	Guess?, Inc.	213,725
14,391	Haverty Furniture Cos., Inc.	450,438

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
3,396	Helen of Troy Ltd.*	$417,436
6,353	Hibbett, Inc.	294,207
11,076	Hilton Grand Vacations, Inc.*	484,243
2,208	Hovnanian Enterprises, Inc., Class A*	262,399
21,163	Inspired Entertainment, Inc.*	278,928
4,401	Installed Building Products, Inc.	636,957
16,220	International Game Technology PLC	519,364
6,843	iRobot Corp.*	266,124
3,748	Jack in the Box, Inc.	301,227
7,102	JAKKS Pacific, Inc.*	139,767
4,024	Johnson Outdoors, Inc., Class A	224,982
9,590	KB Home	487,172
11,004	Kontoor Brands, Inc.	503,873
6,596	Krispy Kreme, Inc.	88,320
24,112	Laureate Education, Inc.	335,880
15,684	La-Z-Boy, Inc.	483,851
7,143	LCI Industries	894,875
14,025	Leslie’s, Inc.*	87,796
1,503	LGI Homes, Inc.*	185,019
4,727	Life Time Group Holdings, Inc.*	81,304
9,745	Light & Wonder, Inc.*	747,149
23,286	Lincoln Educational Services Corp.*	198,630
7,046	Lovesac Co. (The)*	161,494
19,143	Luminar Technologies, Inc.*(a)	110,264
6,631	M/I Homes, Inc.*	651,032
5,624	Malibu Boats, Inc., Class A*	273,101
490	Marine Products Corp.	6,855
5,696	MarineMax, Inc.*	189,506
15,083	MasterCraft Boat Holdings, Inc.*	328,206
8,949	MDC Holdings, Inc.	424,630
6,294	Meritage Homes Corp.	875,118
14,659	Modine Manufacturing Co.*	697,622
3,890	Monarch Casino & Resort, Inc.	262,186
4,212	Monro, Inc.	137,901
9,162	Movado Group, Inc.	250,581
2,289	Nathan’s Famous, Inc.	166,433
9,874	National Vision Holdings, Inc.*	180,793
26,458	Nerdy, Inc.*	123,823
9,729	ODP Corp. (The)*	479,834
12,406	OneSpaWorld Holdings Ltd. (Bahamas) *	141,925
741	OneWater Marine, Inc., Class A*	19,348
7,839	Overstock.com, Inc.*	204,676
6,716	Oxford Industries, Inc.	678,249
8,063	Papa John’s International, Inc.	610,369
8,445	Patrick Industries, Inc.	706,340
65,672	Perdoceo Education Corp.	1,088,185
8,353	PetMed Express, Inc.	94,138
17,743	PlayAGS, Inc.*	121,185
4,523	Portillo’s, Inc., Class A*	82,952
23,176	Potbelly Corp.*	185,176
33,053	Purple Innovation, Inc.	71,725
3,480	RCI Hospitality Holdings, Inc.	227,174
8,440	Red Rock Resorts, Inc., Class A	370,769
8,633	Revolve Group, Inc.*	126,473
27,376	Rush Street Interactive, Inc.*	125,930
25,354	Sally Beauty Holdings, Inc.*	257,597

Common Stocks – (continued)
Consumer Discretionary – (continued)
5,722	SeaWorld Entertainment, Inc.*	278,661
2,504	Shake Shack, Inc., Class A*	175,280
14,990	Shoe Carnival, Inc.	346,719
9,141	Signet Jewelers Ltd.	685,575
3,331	Six Flags Entertainment Corp.*	76,480
7,875	Skyline Champion Corp.*	561,251
9,694	Sleep Number Corp.*	247,973
23,186	Smith & Wesson Brands, Inc.	272,204
5,116	Sonic Automotive, Inc., Class A	272,785
24,908	Sonos, Inc.*	343,232
10,715	Standard Motor Products, Inc.	396,776
18,085	Steven Madden Ltd.	623,932
34,614	Stitch Fix, Inc., Class A*	151,955
15,342	Stoneridge, Inc.*	315,278
4,262	Strategic Education, Inc.	330,305
21,581	Stride, Inc.*	916,977
6,513	Sturm Ruger & Co., Inc.	335,941
21,945	Target Hospitality Corp.*	348,926
22,338	Taylor Morrison Home Corp.*	1,058,821
8,313	Topgolf Callaway Brands Corp.*	144,979
23,601	Tri Pointe Homes, Inc.*	733,991
23,753	Udemy, Inc.*	246,081
22,330	Upbound Group, Inc.	683,745
8,222	Urban Outfitters, Inc.*	273,053
23,235	Vera Bradley, Inc.*	166,595
13,948	Vista Outdoor, Inc.*	407,979
2,555	Visteon Corp.*	355,835
8,262	Warby Parker, Inc., Class A*(a)	99,227
1,986	Winmark Corp.	755,733
11,173	Winnebago Industries, Inc.	724,569
14,362	Wolverine World Wide, Inc.	116,045
44,051	WW International, Inc.*	427,735
9,072	XPEL, Inc.*	755,698
3,342	Xponential Fitness, Inc., Class A*	72,388
12,439	Zumiez, Inc.*	236,217

		53,569,839

Consumer Staples – 3.7%
3,886	Andersons, Inc. (The)	199,585
11,386	B&G Foods, Inc.	145,627
18,254	BellRing Brands, Inc.*	757,541
2,992	Calavo Growers, Inc.	98,616
10,490	Cal-Maine Foods, Inc.	501,317
5,416	Central Garden & Pet Co.*	239,062
8,922	Central Garden & Pet Co., Class A*	364,018
4,123	Chefs’ Warehouse, Inc. (The)*	117,670
2,139	Coca-Cola Consolidated, Inc.	1,494,947
9,163	Dole PLC	109,223
11,877	Edgewell Personal Care Co.	457,977
6,961	elf Beauty, Inc.*	965,560
9,537	Energizer Holdings, Inc.	327,596
8,853	Fresh Del Monte Produce, Inc.	226,194
10,822	Hain Celestial Group, Inc. (The)*	114,605
21,801	Herbalife Ltd.*	327,451
32,712	Hostess Brands, Inc.*	931,638
9,168	Ingles Markets, Inc., Class A	716,296

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
4,040	Inter Parfums, Inc.	$564,509
2,121	J & J Snack Foods Corp.	343,878
4,657	John B. Sanfilippo & Son, Inc.	467,330
3,614	Lancaster Colony Corp.	596,997
3,270	Medifast, Inc.	275,792
2,010	MGP Ingredients, Inc.	240,999
12,138	National Beverage Corp.*	622,801
10,937	Nu Skin Enterprises, Inc., Class A	261,285
2,619	PriceSmart, Inc.	208,158
37,367	Primo Water Corp.	570,220
10,600	Simply Good Foods Co. (The)*	382,448
18,584	SpartanNash Co.	404,388
24,736	Sprouts Farmers Market, Inc.*	1,008,982
11,199	TreeHouse Foods, Inc.*	520,978
7,699	Turning Point Brands, Inc.	189,549
17,707	United Natural Foods, Inc.*	356,442
6,915	Universal Corp.	329,292
5,672	USANA Health Sciences, Inc.*	364,653
7,815	Utz Brands, Inc.	120,664
40,816	Vector Group Ltd.	437,139
8,186	Village Super Market, Inc., Class A	184,594
3,255	Vita Coco Co., Inc. (The)*	92,084
18,194	Vital Farms, Inc.*	214,325
3,108	WD-40 Co.	667,816
5,940	Weis Markets, Inc.	385,328

		17,905,574

Energy – 7.1%
34,485	Amplify Energy Corp.*	225,532
28,350	Archrock, Inc.	362,596
16,690	Ardmore Shipping Corp. (Ireland)	207,624
21,960	Berry Corp.	188,197
13,623	Borr Drilling Ltd. (Mexico) *	95,225
7,137	Bristow Group, Inc.*	197,695
6,914	Cactus, Inc., Class A	368,793
12,953	California Resources Corp.	723,296
10,620	Callon Petroleum Co.*	416,623
3,263	Centrus Energy Corp., Class A*	154,862
24,396	ChampionX Corp.	880,452
7,108	Chord Energy Corp.	1,147,942
13,748	Civitas Resources, Inc.	1,130,361
25,582	CNX Resources Corp.*	571,758
57,113	Comstock Resources, Inc.	700,205
12,962	CONSOL Energy, Inc.	1,115,250
4,149	Core Laboratories, Inc.	99,742
7,388	CVR Energy, Inc.	241,588
14,674	Delek US Holdings, Inc.	377,855
5,523	Denbury, Inc.*	505,796
34,635	DHT Holdings, Inc.	320,374
17,744	Diamond Offshore Drilling, Inc.*	263,853
10,834	Dorian LPG Ltd.	279,517
5,540	Dril-Quip, Inc.*	152,793
10,308	Earthstone Energy, Inc., Class A*	210,077
4,191	Empire Petroleum Corp.*	36,629
20,177	Energy Fuels, Inc.*(a)	143,862
58,209	Equitrans Midstream Corp.	558,806

Common Stocks – (continued)
Energy – (continued)
31,006	Evolution Petroleum Corp.	262,311
6,156	Expro Group Holdings NV*	144,728
3,659	FLEX LNG Ltd. (Norway) (a)	110,795
8,939	Golar LNG Ltd. (Cameroon)	197,552
4,485	Green Plains, Inc.*	139,214
5,193	Gulfport Energy Corp.*	612,774
53,232	Helix Energy Solutions Group, Inc.*	539,772
8,240	Helmerich & Payne, Inc.	329,518
6,330	International Seaways, Inc.	272,000
12,453	KLX Energy Services Holdings, Inc.*	129,573
74,474	Kosmos Energy Ltd. (Ghana) *	542,171
42,027	Liberty Energy, Inc.	670,331
58,241	Magnolia Oil & Gas Corp., Class A	1,327,895
23,357	Matador Resources Co.	1,483,169
21,973	Murphy Oil Corp.	997,574
2,220	Nabors Industries Ltd.*	245,732
3,919	NACCO Industries, Inc., Class A	127,759
47,600	NexTier Oilfield Solutions, Inc.*	505,036
11,019	Noble Corp. PLC	581,142
24,766	Nordic American Tankers Ltd.	96,835
9,355	Northern Oil and Gas, Inc.	391,320
20,567	Oceaneering International, Inc.*	468,722
26,949	Oil States International, Inc.*	211,280
24,381	Overseas Shipholding Group, Inc., Class A*	107,276
9,403	Par Pacific Holdings, Inc.*	322,993
17,121	Patterson-UTI Energy, Inc.	242,091
23,594	PBF Energy, Inc., Class A	1,106,323
17,877	Peabody Energy Corp.	385,786
48,526	Permian Resources Corp.	688,099
7,794	ProFrac Holding Corp., Class A*	85,734
41,637	ProPetro Holding Corp.*	401,381
7,157	REX American Resources Corp.*	282,630
58,127	Ring Energy, Inc.*	109,860
59,316	RPC, Inc.	473,935
21,646	SandRidge Energy, Inc.	346,120
7,236	Scorpio Tankers, Inc. (Monaco)	365,490
4,862	Seadrill Ltd. (Norway) *	236,536
21,776	SFL Corp. Ltd. (Norway)	246,069
10,914	SilverBow Resources, Inc.*	466,901
10,698	Sitio Royalties Corp., Class A	271,729
38,616	SM Energy Co.	1,633,843
5,506	Solaris Oilfield Infrastructure, Inc., Class A	57,923
32,186	Talos Energy, Inc.*	554,243
23,349	Teekay Corp. (Bermuda) *	149,667
3,511	Teekay Tankers Ltd., Class A (Canada)	142,827
47,491	TETRA Technologies, Inc.*	260,726
4,083	Tidewater, Inc.*	265,517
20,091	US Silica Holdings, Inc.*	247,722
49,184	VAALCO Energy, Inc.	203,622
7,063	Valaris Ltd.*	531,985
8,681	Vital Energy, Inc.*	523,377
89,091	W&T Offshore, Inc.*	363,491
7,559	Weatherford International PLC*	669,123
14,820	World Kinect Corp.	324,558

		34,132,083

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – 16.9%
3,829	1st Source Corp.	$171,118
1,545	ACNB Corp.	49,177
5,769	Amalgamated Financial Corp.	103,380
11,431	A-Mark Precious Metals, Inc.	390,026
22,850	Ambac Financial Group, Inc.*	294,308
5,033	Amerant Bancorp, Inc.	94,469
25,072	American Equity Investment Life Holding Co.	1,345,865
4,381	American National Bankshares, Inc.	171,735
14,284	Ameris Bancorp	582,073
6,827	AMERISAFE, Inc.	353,639
5,045	Ames National Corp.	90,558
29,487	Apollo Commercial Real Estate Finance, Inc. REIT	321,998
27,605	Arbor Realty Trust, Inc. REIT	440,576
15,526	Ares Commercial Real Estate Corp. REIT	160,694
4,925	Argo Group International Holdings Ltd.	146,519
20,726	ARMOUR Residential REIT, Inc. REIT	101,765
8,694	Arrow Financial Corp.	153,101
18,462	Artisan Partners Asset Management, Inc., Class A	709,310
4,926	AssetMark Financial Holdings, Inc.*	142,312
23,754	Associated Banc-Corp.	411,657
12,576	Atlantic Union Bankshares Corp.	373,381
2,535	Atlanticus Holdings Corp.*	88,471
7,796	Avantax, Inc.*	163,092
8,755	AvidXchange Holdings, Inc.*	90,001
20,756	Axos Financial, Inc.*	894,376
8,606	Banc of California, Inc.	107,833
6,748	BancFirst Corp.	644,974
11,375	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	268,450
14,922	Bancorp, Inc. (The)*	547,787
2,511	Bank First Corp.(a)	194,929
6,039	Bank of Hawaii Corp.(a)	324,536
21,025	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	612,248
15,842	BankUnited, Inc.	415,852
5,447	Bankwell Financial Group, Inc.	141,731
5,891	Banner Corp.	256,553
1,122	BayCom Corp.	21,621
12,366	BCB Bancorp, Inc.	140,725
6,557	Berkshire Hills Bancorp, Inc.	137,041
30,660	BGC Group, Inc., Class A	151,460
20,951	Blackstone Mortgage Trust, Inc., Class A REIT	461,341
5,534	Blue Ridge Bankshares, Inc.	43,829
8,213	Bread Financial Holdings, Inc.	308,645
10,938	Brightsphere Investment Group, Inc.	226,526
23,914	Brookline Bancorp, Inc.	228,857
4,410	BRP Group, Inc., Class A*	117,262
5,655	Byline Bancorp, Inc.	119,773
32,160	Cadence Bank	735,821
1,686	Cambridge Bancorp	89,712
8,834	Camden National Corp.	289,667
6,138	Cannae Holdings, Inc.*	120,489

Common Stocks – (continued)
Financials – (continued)
8,688	Capital City Bank Group, Inc.	265,071
16,218	Capitol Federal Financial, Inc.	91,956
4,826	Cass Information Systems, Inc.	185,029
17,230	Cathay General Bancorp	613,905
11,750	Central Pacific Financial Corp.	199,397
6,010	Central Valley Community Bancorp	87,866
3,444	Chemung Financial Corp.	135,315
22,817	Chimera Investment Corp. REIT	138,043
3,864	ChoiceOne Financial Services, Inc.	92,891
6,427	City Holding Co.	587,171
10,837	Civista Bancshares, Inc.	184,121
16,003	Claros Mortgage Trust, Inc.	182,274
7,384	CNB Financial Corp.	134,463
34,359	CNO Financial Group, Inc.	804,001
4,666	Codorus Valley Bancorp, Inc.	94,486
9,088	Cohen & Steers, Inc.	592,356
1,680	Colony Bankcorp, Inc.	17,489
6,933	Columbia Financial, Inc.*	118,970
5,810	Community Bank System, Inc.	276,265
5,348	Community Trust Bancorp, Inc.	189,854
4,379	Compass Diversified Holdings	90,426
7,031	ConnectOne Bancorp, Inc.	134,433
8,802	Consumer Portfolio Services, Inc.*	81,595
16,422	Customers Bancorp, Inc.*	577,069
18,620	CVB Financial Corp.	325,105
1,846	Diamond Hill Investment Group, Inc.	311,531
11,061	Dime Community Bancshares, Inc.	235,710
12,127	Donnelley Financial Solutions, Inc.*	597,497
8,985	Dynex Capital, Inc. REIT	116,446
9,149	Eagle Bancorp, Inc.	220,125
9,323	Eastern Bankshares, Inc.	125,488
11,731	Ellington Financial, Inc. REIT	156,843
8,554	Employers Holdings, Inc.	335,573
10,272	Enact Holdings, Inc.	294,395
7,034	Encore Capital Group, Inc.*	329,613
17,694	Enova International, Inc.*	892,662
1,093	Enstar Group Ltd.*	276,846
7,175	Enterprise Financial Services Corp.	277,744
3,861	Esquire Financial Holdings, Inc.	180,540
24,230	Essent Group Ltd.	1,216,831
3,718	Evans Bancorp, Inc.	105,294
14,847	EVERTEC, Inc. (Puerto Rico)	587,496
2,627	Farmers & Merchants Bancorp, Inc.	50,176
12,224	Farmers National Banc Corp.	155,245
9,241	FB Financial Corp.	280,742
6,628	Federal Agricultural Mortgage Corp., Class C	1,115,625
2,265	Fidelity D&D Bancorp, Inc.(a)	107,327
10,503	Financial Institutions, Inc.	183,802
8,327	First Bancorp	246,812
48,393	First BanCorp. (Puerto Rico)	670,727
6,178	First Bancorp, Inc. (The)	152,102
4,349	First Bancshares, Inc. (The)	123,468
9,964	First Busey Corp.	201,273
7,725	First Business Financial Services, Inc.	243,569
22,624	First Commonwealth Financial Corp.	295,696

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
5,287	First Community Corp/SC	$91,359
20,116	First Financial Bancorp	418,010
24,234	First Financial Bankshares, Inc.	696,000
4,252	First Financial Corp.	156,133
10,807	First Interstate BancSystem, Inc., Class A	280,009
13,900	First Merchants Corp.	414,776
4,797	First Mid Bancshares, Inc.	134,172
9,343	First of Long Island Corp. (The)	122,020
1,490	First Western Financial, Inc.*	30,277
5,632	FirstCash Holdings, Inc.	503,050
13,271	Flushing Financial Corp.	187,386
5,720	Flywire Corp.*	197,798
4,717	Focus Financial Partners, Inc., Class A*	250,001
9,812	Franklin BSP Realty Trust, Inc. REIT	138,742
3,203	FS Bancorp, Inc.	94,969
32,270	Fulton Financial Corp.	430,159
3,015	FVCBankcorp, Inc.*	36,693
112,671	Genworth Financial, Inc., Class A*	652,365
10,418	German American Bancorp, Inc.	301,393
19,038	Glacier Bancorp, Inc.	575,138
3,800	Goosehead Insurance, Inc., Class A*	265,468
6,603	Great Southern Bancorp, Inc.	333,253
8,027	Green Dot Corp., Class A*	119,121
6,547	Greene County Bancorp, Inc.	188,619
8,582	Hamilton Lane, Inc., Class A	796,324
14,501	Hancock Whitney Corp.	598,166
12,110	Hanmi Financial Corp.	209,745
5,002	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	111,895
15,365	HarborOne Bancorp, Inc.	153,189
8,498	Heartland Financial USA, Inc.	260,379
18,755	Heritage Commerce Corp.	162,606
6,475	Heritage Financial Corp.	111,499
13,785	Hilltop Holdings, Inc.	418,926
655	Hingham Institution For Savings (The)(a)	130,469
3,883	Home Bancorp, Inc.	126,819
29,749	Home BancShares, Inc.	659,833
6,122	HomeTrust Bancshares, Inc.	139,888
27,770	Hope Bancorp, Inc.	268,536
11,561	Horace Mann Educators Corp.	331,338
13,336	Horizon Bancorp, Inc.	149,230
4,266	I3 Verticals, Inc., Class A*	100,891
13,717	Independent Bank Corp.	261,858
7,404	Independent Bank Corp.	399,964
6,602	Independent Bank Group, Inc.	278,604
10,951	International Bancshares Corp.	490,386
12,263	International Money Express, Inc.*	212,150
1,199	Investors Title Co.	172,524
19,818	Jackson Financial, Inc., Class A	745,157
13,405	KKR Real Estate Finance Trust, Inc. REIT	167,697
15,094	Ladder Capital Corp. REIT	165,430
12,381	Lakeland Bancorp, Inc.	167,267
9,208	Lakeland Financial Corp.	480,013
31,215	LendingClub Corp.*	217,256

Common Stocks – (continued)
Financials – (continued)
9,809	Live Oak Bancshares, Inc.	317,223
20,933	Macatawa Bank Corp.	191,746
6,056	MainStreet Bancshares, Inc.	136,987
19,118	Marqeta, Inc., Class A*	117,576
33,813	MBIA, Inc.*	266,785
7,369	Mercantile Bank Corp.	245,977
3,706	Metropolitan Bank Holding Corp.*(a)	147,536
10,616	MFA Financial, Inc. REIT	116,351
3,362	Middlefield Banc Corp.	87,177
5,740	Midland States Bancorp, Inc.	127,428
4,730	MidWestOne Financial Group, Inc.	101,033
13,615	Moelis & Co., Class A	645,487
16,319	Mr Cooper Group, Inc.*	924,635
5,722	National Bank Holdings Corp., Class A	180,472
5,635	National Bankshares, Inc.	148,313
834	National Western Life Group, Inc., Class A	379,086
47,552	Navient Corp.	839,293
8,982	NBT Bancorp, Inc.	309,160
5,341	Nelnet, Inc., Class A	490,571
10,093	New York Mortgage Trust, Inc. REIT	96,085
5,663	NewtekOne, Inc.	101,424
7,579	Nexpoint Real Estate Finance, Inc. REIT	129,525
2,950	Nicolet Bankshares, Inc.	223,639
22,193	NMI Holdings, Inc., Class A*	635,164
6,498	Northeast Bank	276,100
6,253	Northeast Community Bancorp, Inc.	99,173
17,386	Northwest Bancshares, Inc.	191,246
4,444	Norwood Financial Corp.	120,566
6,617	Oak Valley Bancorp	166,153
8,713	OceanFirst Financial Corp.	146,988
17,310	OFG Bancorp (Puerto Rico)	522,070
43,870	Old National Bancorp	669,456
16,509	Old Second Bancorp, Inc.	238,885
19,255	Open Lending Corp., Class A*	158,854
3,331	Origin Bancorp, Inc.	102,228
10,607	Oscar Health, Inc., Class A*	66,506
12,773	Pacific Premier Bancorp, Inc.	294,034
18,386	Pagseguro Digital Ltd., Class A (Brazil) *	165,106
2,066	Palomar Holdings, Inc.*	105,387
4,391	Park National Corp.	446,828
9,773	Parke Bancorp, Inc.	168,780
11,747	Pathward Financial, Inc.	578,775
9,683	Patria Investments Ltd., Class A (Cayman Islands)	139,629
10,723	PCB Bancorp	172,104
7,736	Peapack-Gladstone Financial Corp.	210,961
8,680	PennyMac Financial Services, Inc.	622,964
11,846	PennyMac Mortgage Investment Trust REIT	158,855
14,334	Peoples Bancorp, Inc.	369,387
4,047	Peoples Financial Services Corp.	176,449
3,788	Piper Sandler Cos.	564,336
6,900	PJT Partners, Inc., Class A	545,031
2,884	Plumas Bancorp	100,767
9,372	PRA Group, Inc.*	182,567

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
8,221	Preferred Bank	$510,606
7,844	Premier Financial Corp.	147,781
7,135	Primis Financial Corp.	63,359
9,809	ProAssurance Corp.	173,423
13,984	PROG Holdings, Inc.*	479,651
15,924	Provident Financial Services, Inc.	262,428
6,591	QCR Holdings, Inc.	345,764
46,895	Radian Group, Inc.	1,269,917
37,389	Ready Capital Corp. REIT	408,288
6,712	Regional Management Corp.	184,446
15,852	Remitly Global, Inc.*	398,678
10,305	Renasant Corp.	286,994
1,759	Repay Holdings Corp.*	16,218
6,077	Republic Bancorp, Inc., Class A	270,062
8,326	S&T Bancorp, Inc.	235,876
3,836	Safety Insurance Group, Inc.	264,185
11,439	Sandy Spring Bancorp, Inc.	254,403
8,724	Seacoast Banking Corp. of Florida	205,974
12,443	Selective Insurance Group, Inc.	1,234,470
14,457	ServisFirst Bancshares, Inc.	810,170
3,830	Shore Bancshares, Inc.	42,436
7,194	Sierra Bancorp	143,017
16,678	Simmons First National Corp., Class A	297,202
25,096	SiriusPoint Ltd. (Bermuda) *	277,562
6,170	Southern First Bancshares, Inc.*	173,439
6,624	Southern Missouri Bancorp, Inc.	280,195
6,633	Southside Bancshares, Inc.	199,653
10,052	SouthState Corp.	726,760
8,366	Stellar Bancorp, Inc.	177,945
4,068	StepStone Group, Inc., Class A	125,579
10,432	Stewart Information Services Corp.	483,210
7,194	Stock Yards Bancorp, Inc.	329,485
36,800	StoneCo Ltd., Class A (Brazil)*	451,168
6,361	StoneX Group, Inc.*	597,171
7,562	Texas Capital Bancshares, Inc.*	472,171
3,690	Timberland Bancorp, Inc.	104,648
3,732	Tompkins Financial Corp.	193,803
13,881	Towne Bank	327,592
9,089	TriCo Bancshares	312,116
5,591	Triumph Financial, Inc.*	359,110
5,793	TrustCo Bank Corp.	164,927
12,826	Trustmark Corp.	295,511
7,719	Two Harbors Investment Corp. REIT	106,291
8,728	UMB Financial Corp.	551,697
17,869	United Bankshares, Inc.	537,500
18,125	United Community Banks, Inc.	489,375
6,807	Unity Bancorp, Inc.	164,491
8,477	Universal Insurance Holdings, Inc.	107,319
6,883	Univest Financial Corp.	123,825
70,029	Valley National Bancorp	642,866
10,139	Veritex Holdings, Inc.	190,715
4,444	Victory Capital Holdings, Inc., Class A	152,962
4,644	Virginia National Bankshares Corp.	153,438
2,476	Virtus Investment Partners, Inc.	512,780
5,628	Walker & Dunlop, Inc.	480,294
14,857	Washington Federal, Inc.	403,813

Common Stocks – (continued)
Financials – (continued)
6,808	Washington Trust Bancorp, Inc.	190,624
16,771	Waterstone Financial, Inc.	208,128
11,652	WesBanco, Inc.	295,495
12,996	West BanCorp, Inc.	240,686
8,076	Westamerica BanCorp	355,586
43,719	WisdomTree, Inc.	319,149
843	World Acceptance Corp.*	113,645
12,565	WSFS Financial Corp.	493,804

		81,853,696

Health Care – 12.4%
4,572	4D Molecular Therapeutics, Inc.*	74,432
4,692	89bio, Inc.*	80,421
39,880	ACADIA Pharmaceuticals, Inc.*	1,077,558
6,891	Accolade, Inc.*	92,960
19,922	AdaptHealth Corp.*	237,669
3,635	Addus HomeCare Corp.*	318,790
23,885	ADMA Biologics, Inc.*	91,957
3,640	Agios Pharmaceuticals, Inc.*	99,845
2,909	Akero Therapeutics, Inc.*	144,374
8,921	Aldeyra Therapeutics, Inc.*	66,551
15,138	Alignment Healthcare, Inc.*	88,406
51,577	Alkermes PLC*	1,505,533
18,469	Alphatec Holdings, Inc.*	301,968
16,119	Amicus Therapeutics, Inc.*	206,646
13,363	AMN Healthcare Services, Inc.*	1,181,022
118,956	Amneal Pharmaceuticals, Inc.*	486,530
20,122	Amphastar Pharmaceuticals, Inc.*	1,072,704
3,932	Amylyx Pharmaceuticals, Inc.*	84,774
15,693	AngioDynamics, Inc.*	126,015
3,536	ANI Pharmaceuticals, Inc.*	227,683
12,546	Anika Therapeutics, Inc.*	223,946
3,015	Apollo Medical Holdings, Inc.*	114,148
5,027	Arcellx, Inc.*	180,168
13,290	Arcturus Therapeutics Holdings, Inc.*	403,352
25,165	Ardelyx, Inc.*	107,203
6,139	Arrowhead Pharmaceuticals, Inc.*	169,682
54,272	Assertio Holdings, Inc.*	178,012
9,567	Astria Therapeutics, Inc.*	85,146
7,227	AtriCure, Inc.*	326,299
238	Atrion Corp.	110,694
9,746	Aurinia Pharmaceuticals, Inc. (Canada)*	88,396
12,738	Avanos Medical, Inc.*	268,008
13,627	Avita Medical, Inc.*	222,120
3,201	Axonics, Inc.*	183,417
4,864	Axsome Therapeutics, Inc.*	393,011
3,636	Beam Therapeutics, Inc.*	84,282
3,968	Biohaven Ltd.*	72,575
3,973	BioLife Solutions, Inc.*	52,483
2,685	Biomea Fusion, Inc.*	45,296
4,666	Bioxcel Therapeutics, Inc.*	17,637
2,871	Blueprint Medicines Corp.*	143,148
6,253	Bridgebio Pharma, Inc.*	187,027
7,155	Cabaletta Bio, Inc.*	101,315
31,284	CareDx, Inc.*	291,254
74,024	Catalyst Pharmaceuticals, Inc.*	1,039,297

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,166	Celldex Therapeutics, Inc.*	$116,231
3,705	Cerevel Therapeutics Holdings, Inc.*	87,809
66,943	Cerus Corp.*	126,522
39,582	Codexis, Inc.*	68,873
7,731	Cogent Biosciences, Inc.*	94,396
30,153	Coherus Biosciences, Inc.*	160,715
32,841	Collegium Pharmaceutical, Inc.*	769,136
13,789	Computer Programs and Systems, Inc.*	224,347
2,059	CONMED Corp.	229,496
60,337	Corcept Therapeutics, Inc.*	1,974,830
18,334	CorMedix, Inc.*(a)	74,619
3,212	CorVel Corp.*	695,237
4,619	Crinetics Pharmaceuticals, Inc.*	80,001
28,309	Cross Country Healthcare, Inc.*	729,240
5,482	CryoPort, Inc.*	77,296
6,282	CVRx, Inc.*	108,993
11,489	Cymabay Therapeutics, Inc.*	157,974
6,564	Cytokinetics, Inc.*	229,346
4,967	Denali Therapeutics, Inc.*	114,688
64,290	Dynavax Technologies Corp.*	923,204
8,571	Dyne Therapeutics, Inc.*	97,709
10,026	Eagle Pharmaceuticals, Inc.*	169,941
17,345	Embecta Corp.	317,934
37,099	Emergent BioSolutions, Inc.*	173,994
4,564	Enliven Therapeutics, Inc.*	71,290
9,876	Ensign Group, Inc. (The)	989,773
18,703	Entrada Therapeutics, Inc.*	275,308
11,851	Evolent Health, Inc., Class A*	302,319
19,043	Evolus, Inc.*	188,335
5,613	FibroGen, Inc.*	5,388
10,413	Fulgent Genetics, Inc.*	341,130
39,465	Geron Corp.*	95,900
3,010	Glaukos Corp.*	226,171
2,529	Guardant Health, Inc.*	98,833
4,245	Haemonetics Corp.*	380,904
20,054	Halozyme Therapeutics, Inc.*	853,498
17,861	Harmony Biosciences Holdings, Inc.*	647,461
7,537	Harrow Health, Inc.*	114,336
38,456	Harvard Bioscience, Inc.*	169,591
8,945	HealthEquity, Inc.*	604,235
9,522	HealthStream, Inc.	200,248
10,851	Hims & Hers Health, Inc.*	72,810
3,900	Ideaya Biosciences, Inc.*	114,504
12,803	ImmunoGen, Inc.*	202,800
4,674	Immunovant, Inc.*	106,147
7,535	Inari Medical, Inc.*	501,982
17,658	InfuSystem Holdings, Inc.*	181,524
3,583	Inhibrx, Inc.*	76,676
11,044	Inmode Ltd.*	431,710
47,188	Innoviva, Inc.*	601,647
8,839	Inogen, Inc.*	54,890
7,154	Insmed, Inc.*	156,601
6,827	Integer Holdings Corp.*	582,411
3,997	Intellia Therapeutics, Inc.*	149,808
15,312	Intra-Cellular Therapies, Inc.*	850,122
2,722	iRadimed Corp.	125,838

Common Stocks – (continued)
Health Care – (continued)
6,558	iRhythm Technologies, Inc.*	677,900
63,206	Ironwood Pharmaceuticals, Inc.*	556,213
12,300	iTeos Therapeutics, Inc.*	148,400
10,862	Joint Corp. (The)*	100,908
111,334	Karyopharm Therapeutics, Inc.*	142,508
2,483	Keros Therapeutics, Inc.*	87,178
14,178	Kiniksa Pharmaceuticals Ltd., Class A*	244,287
1,309	Krystal Biotech, Inc.*	162,944
3,629	Kymera Therapeutics, Inc.*	69,241
11,865	Lantheus Holdings, Inc.*	812,041
7,575	LeMaitre Vascular, Inc.	437,911
10,476	LifeStance Health Group, Inc.*	86,008
5,898	Ligand Pharmaceuticals, Inc.*	387,911
10,875	Liquidia Corp.*	74,711
6,925	LivaNova PLC*	384,684
601	Madrigal Pharmaceuticals, Inc.*	108,180
24,887	MannKind Corp.*	114,729
9,726	Marinus Pharmaceuticals, Inc.*	69,152
7,986	Merit Medical Systems, Inc.*	521,326
1,705	Mesa Laboratories, Inc.	244,429
90,876	MiMedx Group, Inc.*	674,300
3,408	Mirum Pharmaceuticals, Inc.*	90,073
1,605	Morphic Holding, Inc.*	88,403
136,877	Multiplan Corp.*	234,060
37,769	Myriad Genetics, Inc.*	674,177
5,339	National HealthCare Corp.	352,107
8,370	National Research Corp.	349,866
8,575	Neogen Corp.*	198,254
12,187	NeoGenomics, Inc.*	183,171
6,313	Nevro Corp.*	126,513
37,257	NextGen Healthcare, Inc.*	678,450
2,169	Nuvalent, Inc., Class A*	98,841
48,788	Ocular Therapeutix, Inc.*	184,419
12,531	Omega Therapeutics, Inc.*	45,989
32,368	Omeros Corp.*(a)	111,993
1,368	OmniAb, Inc. 12.5 Earnout*(b)	—
1,368	OmniAb, Inc. 15.00 Earnout*(b)	—
6,044	Omnicell, Inc.*	343,662
91,016	OPKO Health, Inc.*	166,559
23,131	Option Care Health, Inc.*	805,653
26,550	OraSure Technologies, Inc.*	171,513
67,656	Organogenesis Holdings, Inc.*	189,437
17,082	Orthofix Medical, Inc.*	361,455
25,437	Ovid therapeutics, Inc.*	85,596
20,323	Owens & Minor, Inc.*	343,459
15,577	Pacific Biosciences of California, Inc.*	175,709
12,997	Pacira BioSciences, Inc.*	458,794
21,424	Patterson Cos., Inc.	643,577
17,891	Pediatrix Medical Group, Inc.*	252,800
15,896	PetIQ, Inc.*	303,296
7,757	Phathom Pharmaceuticals, Inc.*	111,623
19,716	Phibro Animal Health Corp., Class A	275,038
10,043	Phreesia, Inc.*	285,924
4,218	Pliant Therapeutics, Inc.*	71,200
9,726	Point Biopharma Global, Inc.*	77,419
39,944	Poseida Therapeutics, Inc.*	83,483

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
16,852	Prestige Consumer Healthcare, Inc.*	$982,977
2,710	PROCEPT BioRobotics Corp.*	92,438
5,933	Progyny, Inc.*	221,538
3,388	Protagonist Therapeutics, Inc.*	67,150
55,214	Protalix BioTherapeutics, Inc.*	104,354
3,439	Prothena Corp. PLC (Ireland) *	181,648
15,172	PTC Therapeutics, Inc.*	599,294
7,437	Pulmonx Corp.*	77,791
4,158	Quanterix Corp.*	111,434
9,675	RadNet, Inc.*	323,242
2,624	Reata Pharmaceuticals, Inc., Class A*	443,456
10,523	Recursion Pharmaceuticals, Inc., Class A*(a)	91,550
5,557	Revance Therapeutics, Inc.*	97,970
3,946	REVOLUTION Medicines, Inc.*	134,046
5,096	Rhythm Pharmaceuticals, Inc.*	132,547
4,286	Rocket Pharmaceuticals, Inc.*	67,076
3,667	RxSight, Inc.*	106,380
3,559	Sage Therapeutics, Inc.*	71,180
3,733	Sanara Medtech, Inc.*	134,985
83,068	Sangamo Therapeutics, Inc.*	80,518
30,573	Savara, Inc.*	110,674
2,040	Schrodinger, Inc.*	75,256
8,774	scPharmaceuticals, Inc.*	67,384
15,253	Select Medical Holdings Corp.	445,540
4,917	Semler Scientific, Inc.*	129,612
17,446	Seres Therapeutics, Inc.*	60,189
10,896	SI-BONE, Inc.*	249,300
45,295	SIGA Technologies, Inc.	207,904
6,776	Silk Road Medical, Inc.*	130,912
3,418	SpringWorks Therapeutics, Inc.*	96,319
9,549	STAAR Surgical Co.*	414,045
34,147	Supernus Pharmaceuticals, Inc.*	1,087,240
6,610	Surgery Partners, Inc.*	239,679
6,742	Surmodics, Inc.*	248,240
8,184	Syndax Pharmaceuticals, Inc.*	151,486
18,748	Tactile Systems Technology, Inc.*	355,275
7,020	Taro Pharmaceutical Industries Ltd.*	278,132
12,617	Tela Bio, Inc.*	121,880
8,594	Terns Pharmaceuticals, Inc.*	45,290
8,649	TG Therapeutics, Inc.*	90,555
13,320	Theravance Biopharma, Inc.*	126,806
1,579	TransMedics Group, Inc.*	103,630
9,872	Travere Therapeutics, Inc.*	140,972
3,720	Treace Medical Concepts, Inc.*	57,846
2,106	UFP Technologies, Inc.*	370,045
19,231	UroGen Pharma Ltd.*	336,158
2,684	US Physical Therapy, Inc.	270,628
53,666	Vanda Pharmaceuticals, Inc.*	278,527
14,606	Varex Imaging Corp.*	287,300
4,389	Vaxcyte, Inc.*	227,877
2,935	Ventyx Biosciences, Inc.*	98,323
7,292	Vera Therapeutics, Inc.*	128,995
8,278	Veracyte, Inc.*	218,539
38,058	Veradigm, Inc.*	509,216
23,894	Vericel Corp.*	784,440

Common Stocks – (continued)
Health Care – (continued)
15,801	Verrica Pharmaceuticals, Inc.*	71,895
4,718	Verve Therapeutics, Inc.*	60,721
33,560	Viemed Healthcare, Inc.*	265,460
9,060	Vigil Neuroscience, Inc.*	54,632
7,095	Viking Therapeutics, Inc.*	97,982
33,431	Vir Biotechnology, Inc.*	423,236
3,461	Viridian Therapeutics, Inc.*	62,886
27,478	Voyager Therapeutics, Inc.*	275,330
11,396	Xencor, Inc.*	250,484
33,887	Xeris Biopharma Holdings, Inc.*	76,923
14,498	Y-mAbs Therapeutics, Inc.*	73,505
3,399	Zentalis Pharmaceuticals, Inc.*	90,277
11,621	Zimvie, Inc.*	137,128
19,372	Zynex, Inc.*	149,164

		59,713,360

Industrials – 19.3%
9,843	AAON, Inc.	620,700
9,204	AAR Corp.*	566,966
12,586	ABM Industries, Inc.	571,656
28,184	ACCO Brands Corp.	150,221
15,198	ACV Auctions, Inc., Class A*	255,478
1,592	AeroVironment, Inc.*	154,472
6,261	AerSale Corp.*	92,725
3,167	Alamo Group, Inc.	543,616
4,334	Albany International Corp., Class A	401,848
37,820	Alight, Inc., Class A*	288,945
10,860	Allient, Inc.	369,566
7,641	Alta Equipment Group, Inc.	108,731
2,448	Ameresco, Inc., Class A*	106,464
4,226	American Woodmark Corp.*	328,233
26,351	API Group Corp.*	741,781
10,461	Apogee Enterprises, Inc.	527,862
12,381	Applied Industrial Technologies, Inc.	1,911,255
6,609	ArcBest Corp.	697,844
9,596	Arcosa, Inc.	750,599
3,367	Argan, Inc.	143,030
11,389	Array Technologies, Inc.*	283,244
12,359	ASGN, Inc.*	1,015,415
7,273	Astec Industries, Inc.	398,706
8,128	Asure Software, Inc.*	101,925
13,633	Atkore, Inc.*	2,099,073
5,150	AZZ, Inc.	252,865
22,698	Babcock & Wilcox Enterprises, Inc.*	119,164
7,380	Barnes Group, Inc.	290,034
2,624	Barrett Business Services, Inc.	251,064
13,076	Beacon Roofing Supply, Inc.*	1,044,119
8,792	Bloom Energy Corp., Class A*(a)	131,792
6,219	Blue Bird Corp.*	135,885
8,600	BlueLinx Holdings, Inc.*	767,636
18,762	Boise Cascade Co.	2,052,000
9,880	Bowman Consulting Group Ltd.*	291,756
5,138	Brink’s Co. (The)	389,512
5,403	Casella Waste Systems, Inc., Class A*	425,594
12,725	CBIZ, Inc.*	714,000
7,126	CECO Environmental Corp.*	98,196

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
3,972	Chart Industries, Inc.*	$717,264
9,487	Cimpress PLC (Ireland) *	612,955
5,659	CIRCOR International, Inc.*	315,150
8,407	Columbus McKinnon Corp.	316,692
9,197	Comfort Systems USA, Inc.	1,697,490
14,412	Commercial Vehicle Group, Inc.*	132,735
87,320	Conduent, Inc.*	274,185
2,854	Construction Partners, Inc., Class A*	99,176
34,968	CoreCivic, Inc.*	376,256
14,957	Costamare, Inc. (Monaco)	154,207
4,036	Covenant Logistics Group, Inc.	198,450
3,936	CRA International, Inc.	427,568
12,228	CSG Systems International, Inc.	664,103
4,395	CSW Industrials, Inc.	789,474
16,758	Deluxe Corp.	338,847
4,454	Distribution Solutions Group, Inc.*	229,515
3,400	Douglas Dynamics, Inc.	102,918
2,609	Ducommun, Inc.*	118,631
14,182	DXP Enterprises, Inc.*	504,454
4,082	Dycom Industries, Inc.*	407,914
5,276	Eagle Bulk Shipping, Inc.(a)	230,878
8,042	Encore Wire Corp.	1,325,402
22,943	Energy Recovery, Inc.*	623,591
13,515	Enerpac Tool Group Corp.	354,093
5,029	EnerSys	527,944
7,447	Ennis, Inc.	158,621
7,515	Enovix Corp.*	103,557
5,016	EnPro Industries, Inc.	684,132
10,260	Enviri Corp.*	76,437
3,511	ESCO Technologies, Inc.	375,712
4,288	EVI Industries, Inc.*	113,289
34,049	ExlService Holdings, Inc.*	995,252
4,551	Exponent, Inc.	408,953
8,860	Federal Signal Corp.	540,017
10,530	First Advantage Corp.	146,893
3,606	Fluence Energy, Inc.*	95,018
19,576	Fluor Corp.*	684,964
7,768	Forrester Research, Inc.*	237,934
10,549	Forward Air Corp.	747,080
11,993	Franklin Covey Co.*	511,741
11,952	Franklin Electric Co., Inc.	1,155,878
8,276	FTAI Aviation Ltd.	305,881
3,566	GATX Corp.	421,287
12,740	Genco Shipping & Trading Ltd.	174,156
7,874	Gencor Industries, Inc.*	112,441
50,540	GEO Group, Inc. (The)*	365,910
5,860	Gibraltar Industries, Inc.*	439,676
12,472	Global Industrial Co.	422,052
22,527	GMS, Inc.*	1,562,022
12,223	Golden Ocean Group Ltd. (Norway)	89,350
3,981	Gorman-Rupp Co. (The)	127,949
80,128	GrafTech International Ltd.	283,653
4,857	Granite Construction, Inc.	200,546
1,026	Great Lakes Dredge & Dock Corp.*	9,060
3,497	Greenbrier Cos., Inc. (The)	148,832
13,231	Griffon Corp.	553,982

Common Stocks – (continued)
Industrials – (continued)
7,138	H&E Equipment Services, Inc.	323,494
7,528	Heartland Express, Inc.	113,598
5,422	Heidrick & Struggles International, Inc.	143,629
3,443	Helios Technologies, Inc.	199,281
3,631	Herc Holdings, Inc.	472,538
6,917	Heritage-Crystal Clean, Inc.*	311,957
14,372	Hillenbrand, Inc.	696,180
3,496	HireQuest, Inc.	66,494
21,606	HNI Corp.	707,813
10,368	Hub Group, Inc., Class A*	809,119
39,015	Hudson Technologies, Inc.*	470,521
6,029	Huron Consulting Group, Inc.*	602,599
1,814	Hyster-Yale Materials Handling, Inc.	82,845
5,267	ICF International, Inc.	711,361
8,055	IES Holdings, Inc.*	603,964
23,585	Innodata, Inc.*	306,605
9,093	Insperity, Inc.	921,394
7,021	Insteel Industries, Inc.	243,980
23,582	Interface, Inc.	243,602
19,515	Janus International Group, Inc.*	223,447
11,827	JELD-WEN Holding, Inc.*	178,351
11,646	JetBlue Airways Corp.*	68,944
35,511	Joby Aviation, Inc.*(a)	264,557
5,133	John Bean Technologies Corp.	564,168
4,156	Kadant, Inc.	913,239
5,388	Kaman Corp.	120,853
16,911	Kelly Services, Inc., Class A	312,684
10,526	Kennametal, Inc.	278,623
15,042	Kforce, Inc.	942,381
10,605	Korn Ferry	540,643
35,236	Legalzoom.com, Inc.*	402,043
19,393	Leonardo DRS, Inc.*	332,008
17,103	Li-Cycle Holdings Corp. (Canada) *(a)	75,937
3,897	Limbach Holdings, Inc.*	140,799
2,070	Lindsay Corp.	256,887
25,724	LSI Industries, Inc.	405,153
11,847	Manitowoc Co., Inc. (The)*	200,451
7,835	Marten Transport Ltd.	164,535
4,947	Masonite International Corp.*	508,106
12,672	Masterbrand, Inc.*	162,328
12,178	Matson, Inc.	1,070,203
7,165	Matthews International Corp., Class A	302,220
11,723	Maximus, Inc.	947,453
6,691	Mayville Engineering Co., Inc.*	78,552
2,595	McGrath RentCorp	262,354
2,833	Miller Industries, Inc.	113,320
13,417	MillerKnoll, Inc.	256,265
18,849	Mistras Group, Inc.*	100,654
2,237	Montrose Environmental Group, Inc.*	85,990
5,835	Moog, Inc., Class A	677,794
28,509	MRC Global, Inc.*	265,704
17,716	Mueller Industries, Inc.	1,366,967
21,532	Mueller Water Products, Inc., Class A	304,032
5,724	MYR Group, Inc.*	813,209
1,389	National Presto Industries, Inc.	103,967
3,399	NEXTracker, Inc., Class A*	143,166

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,581	Northwest Pipe Co.*	$184,675
66,816	NOW, Inc.*	746,335
4,832	NV5 Global, Inc.*	491,801
2,997	Omega Flex, Inc.	250,849
9,149	OPENLANE, Inc.*	142,816
3,846	PAM Transportation Services, Inc.*	88,689
13,967	Pangaea Logistics Solutions Ltd.(a)	78,774
10,958	Parsons Corp.*	624,825
21,224	PGT Innovations, Inc.*	598,305
5,497	Powell Industries, Inc.	461,583
2,418	Preformed Line Products Co.	409,827
12,537	Primoris Services Corp.	443,434
6,723	Proto Labs, Inc.*	198,328
15,373	Quanex Building Products Corp.	414,764
36,311	Radiant Logistics, Inc.*	245,099
27,250	Resideo Technologies, Inc.*	459,435
29,845	Resources Connection, Inc.	462,896
16,073	REV Group, Inc.	218,271
16,761	Rocket Lab USA, Inc.*	105,762
20,937	Rush Enterprises, Inc., Class A	867,001
9,198	Rush Enterprises, Inc., Class B	422,832
29,961	RXO, Inc.*	541,695
46,449	Safe Bulkers, Inc. (Greece)	149,101
7,887	Shoals Technologies Group, Inc., Class A*	155,216
13,769	Shyft Group, Inc. (The)	215,898
11,446	Simpson Manufacturing Co., Inc.	1,828,613
4,382	SkyWest, Inc.*	197,628
7,567	SP Plus Corp.*	296,399
6,519	Spirit Airlines, Inc.	107,564
6,673	SPX Technologies, Inc.*	527,300
2,423	Standex International Corp.	372,245
33,502	Steelcase, Inc., Class A	303,863
8,192	Sterling Infrastructure, Inc.*	677,970
7,930	Tennant Co.	653,670
12,471	Terex Corp.	755,867
9,611	Textainer Group Holdings Ltd. (China)	380,884
5,669	Thermon Group Holdings, Inc.*	155,784
15,384	Titan International, Inc.*	193,685
14,664	Titan Machinery, Inc.*	454,877
6,884	Transcat, Inc.*	701,893
6,396	TriNet Group, Inc.*	709,508
6,204	Trinity Industries, Inc.	155,534
8,435	Triton International Ltd. (Bermuda)	707,781
25,724	TrueBlue, Inc.*	389,204
5,074	TTEC Holdings, Inc.	151,002
17,311	Tutor Perini Corp.*	153,895
16,666	UFP Industries, Inc.	1,739,097
2,889	UniFirst Corp.	508,840
23,060	Upwork, Inc.*	341,519
6,946	V2X, Inc.*	349,453
10,065	Veritiv Corp.	1,694,241
21,346	Verra Mobility Corp.*	379,745
7,323	Vicor Corp.*	496,280
12,379	Wabash National Corp.	279,146
7,777	Watts Water Technologies, Inc., Class A	1,468,064

Common Stocks – (continued)
Industrials – (continued)
9,396	Werner Enterprises, Inc.	390,968
8,358	Willdan Group, Inc.*	201,762
10,367	Zurn Elkay Water Solutions Corp.	307,071

		92,974,663

Information Technology – 13.2%
96,649	8x8, Inc.*	314,109
45,972	A10 Networks, Inc.	684,523
19,520	ACI Worldwide, Inc.*	473,946
34,279	Adeia, Inc.	344,847
11,156	ADTRAN Holdings, Inc.	95,384
7,021	Advanced Energy Industries, Inc.	828,969
4,765	Aehr Test Systems*	243,063
8,760	Agilysys, Inc.*	617,974
10,115	Alarm.com Holdings, Inc.*	592,436
10,435	Alpha & Omega Semiconductor Ltd.*	329,224
9,992	Altair Engineering, Inc., Class A*	664,268
5,428	Ambarella, Inc.*	337,350
12,201	American Software, Inc., Class A	140,678
31,170	Amkor Technology, Inc.	871,513
5,248	Appfolio, Inc., Class A*	1,011,657
8,729	Appian Corp., Class A*	425,102
10,508	Applied Digital Corp.*	63,468
25,019	Arlo Technologies, Inc.*	244,436
10,164	Asana, Inc., Class A*	218,424
26,311	Avid Technology, Inc.*	701,451
8,896	Axcelis Technologies, Inc.*	1,709,366
7,664	Badger Meter, Inc.	1,272,837
3,220	Bel Fuse, Inc., Class B	168,406
7,531	Belden, Inc.	707,161
11,218	Benchmark Electronics, Inc.	288,751
10,434	BigCommerce Holdings, Inc.Series 1*	110,600
8,001	Blackbaud, Inc.*	608,956
2,419	BlackLine, Inc.*	145,285
32,173	Box, Inc., Class A*	851,941
38,248	Brightcove, Inc.*	147,255
3,164	C3.ai, Inc., Class A*(a)	98,147
14,173	Calix, Inc.*	659,186
8,658	Cambium Networks Corp.*	79,740
6,010	Cerence, Inc.*	156,861
5,753	CEVA, Inc.*	133,585
3,880	Clear Secure, Inc., Class A	84,351
6,544	Clearfield, Inc.*	230,022
2,980	Climb Global Solutions, Inc.	128,170
13,470	Cohu, Inc.*	503,643
19,077	CommScope Holding Co., Inc.*	63,717
13,199	CommVault Systems, Inc.*	901,624
2,520	Comtech Telecommunications Corp.	25,326
5,481	Consensus Cloud Solutions, Inc.*	175,008
5,585	CoreCard Corp.*	118,625
6,873	Corsair Gaming, Inc.*	108,044
7,942	Couchbase, Inc.*	135,808
4,186	CPI Card Group, Inc.*	86,525
5,207	Credo Technology Group Holding Ltd.*	85,707
6,695	CTS Corp.	298,932
13,947	Daktronics, Inc.*	116,597

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
11,878	Digi International, Inc.*	$396,488
28,456	Digital Turbine, Inc.*	253,543
13,566	Diodes, Inc.*	1,110,377
21,246	Domo, Inc., Class B*	226,482
14,519	Ebix, Inc.	242,467
19,296	eGain Corp.*	128,511
6,158	Envestnet, Inc.*	336,412
8,586	ePlus, Inc.*	569,939
3,475	Everbridge, Inc.*	86,215
15,311	Evolv Technologies Holdings, Inc.*	107,024
52,097	Extreme Networks, Inc.*	1,430,063
6,367	Fabrinet (Thailand) *	1,023,623
5,460	Fastly, Inc., Class A*	129,893
19,611	FormFactor, Inc.*	692,661
8,068	Freshworks, Inc., Class A*	176,447
16,099	Grid Dynamics Holdings, Inc.*	187,231
22,130	Hackett Group, Inc. (The)	521,604
25,476	Harmonic, Inc.*	272,084
5,581	Ichor Holdings Ltd.*	204,432
12,912	Immersion Corp.	90,642
6,572	Impinj, Inc.*	437,498
9,548	indie Semiconductor, Inc., Class A (China) *	63,972
25,386	Infinera Corp.*	118,806
34,358	Information Services Group, Inc.	178,662
8,465	Insight Enterprises, Inc.*	1,355,162
1,953	Intapp, Inc.*	71,499
4,593	InterDigital, Inc.	398,259
10,551	inTEST Corp.*	184,854
9,677	IonQ, Inc.*	166,348
4,880	Itron, Inc.*	333,841
10,139	Kimball Electronics, Inc.*	306,096
23,400	Knowles Corp.*	375,102
16,375	Kulicke & Soffa Industries, Inc. (Singapore)	847,079
11,939	LiveRamp Holdings, Inc.*	386,107
23,466	Luna Innovations, Inc.*	161,681
6,409	MACOM Technology Solutions Holdings, Inc.*	541,945
9,404	Marathon Digital Holdings, Inc.*(a)	118,208
3,367	Maxeon Solar Technologies Ltd.*(a)	53,064
20,023	MaxLinear, Inc.*	470,541
9,897	Methode Electronics, Inc.	319,178
632	MicroStrategy, Inc., Class A*	225,959
20,925	Mitek Systems, Inc.*	233,732
8,001	Model N, Inc.*	216,027
6,459	N-able, Inc.*	86,357
20,132	Napco Security Technologies, Inc.	498,871
10,007	Navitas Semiconductor Corp.*	88,362
9,807	NETGEAR, Inc.*	129,256
18,187	NetScout Systems, Inc.*	520,694
5,910	Novanta, Inc.*	986,852
3,201	NVE Corp.	283,128
14,898	OneSpan, Inc.*	182,501
11,265	Onto Innovation, Inc.*	1,565,610
3,909	OSI Systems, Inc.*	532,992

Common Stocks – (continued)
Information Technology – (continued)
4,750	PagerDuty, Inc.*	122,360
10,860	PC Connection, Inc.	576,883
5,734	PDF Solutions, Inc.*	208,374
8,743	Perficient, Inc.*	557,716
27,208	Photronics, Inc.*	646,462
5,750	Plexus Corp.*	583,913
11,039	Power Integrations, Inc.	927,497
4,892	PowerSchool Holdings, Inc., Class A*	108,211
12,700	Progress Software Corp.	772,668
5,633	PROS Holdings, Inc.*	201,999
4,264	Q2 Holdings, Inc.*	146,724
6,988	Qualys, Inc.*	1,087,682
57,204	Rackspace Technology, Inc.*	143,010
24,561	Rambus, Inc.*	1,386,960
8,282	Rapid7, Inc.*	417,330
2,087	Red Violet, Inc.*	42,909
44,969	Ribbon Communications, Inc.*	133,108
7,782	Richardson Electronics Ltd.	97,975
9,025	Riot Platforms, Inc.*	102,434
959	Rogers Corp.*	138,585
14,839	Sanmina Corp.*	826,532
9,326	Sapiens International Corp. NV (Israel)	278,754
9,001	ScanSource, Inc.*	295,053
21,431	SEMrush Holdings, Inc., Class A*	202,523
7,819	Semtech Corp.*	204,467
3,767	Silicon Laboratories, Inc.*	508,018
18,227	SMART Global Holdings, Inc.*	470,803
13,478	SolarWinds Corp.*	143,541
5,330	SoundThinking, Inc.*	114,382
12,877	Sprinklr, Inc., Class A*	194,829
7,406	Sprout Social, Inc., Class A*	396,517
8,156	SPS Commerce, Inc.*	1,518,076
11,931	Squarespace, Inc., Class A*	359,720
7,775	Super Micro Computer, Inc.*	2,138,747
9,000	Synaptics, Inc.*	787,860
13,252	Tenable Holdings, Inc.*	601,243
20,595	Thoughtworks Holding, Inc.*	102,357
30,889	TTM Technologies, Inc.*	460,246
9,124	Turtle Beach Corp.*	99,178
12,334	Ultra Clean Holdings, Inc.*	433,663
32,100	Unisys Corp.*	129,363
14,959	Varonis Systems, Inc.*	477,641
10,680	Veeco Instruments, Inc.*	311,749
13,248	Verint Systems, Inc.*	429,103
39,302	Viavi Solutions, Inc.*	410,706
28,077	Vishay Intertechnology, Inc.	770,433
8,086	Vishay Precision Group, Inc.*	291,258
11,420	Weave Communications, Inc.*	116,598
7,873	Workiva, Inc.*	880,595
24,714	Xerox Holdings Corp.	392,705
12,817	Xperi, Inc.*	151,241
37,170	Yext, Inc.*	325,609
35,283	Zeta Global Holdings Corp., Class A*	286,851
24,401	Zuora, Inc., Class A*	222,293

		63,762,833

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – 4.6%
9,277	AdvanSix, Inc.	$306,883
6,548	Alpha Metallurgical Resources, Inc.	1,328,196
19,474	American Vanguard Corp.	269,131
5,540	Arch Resources, Inc.	723,524
10,720	ATI, Inc.*	485,938
15,845	Avient Corp.	635,543
3,563	Balchem Corp.	500,601
9,092	Cabot Corp.	658,806
7,655	Carpenter Technology Corp.	479,433
4,452	Chase Corp.	563,178
6,139	Clearwater Paper Corp.*	235,062
27,972	Commercial Metals Co.	1,574,544
3,046	Compass Minerals International, Inc.	91,837
18,512	Constellium SE*	333,216
7,616	Core Molding Technologies, Inc.*	206,470
22,256	Ecovyst, Inc.*	227,901
5,739	Greif, Inc., Class A	416,594
5,149	Hawkins, Inc.	320,216
1,821	Haynes International, Inc.	88,883
8,902	HB Fuller Co.	645,662
39,402	Hecla Mining Co.	172,975
7,386	Ingevity Corp.*	398,032
7,683	Innospec, Inc.	825,308
1,665	Kaiser Aluminum Corp.	126,407
3,779	Knife River Corp.*	194,467
5,122	Koppers Holdings, Inc.	196,121
13,533	Livent Corp.*	290,553
12,975	LSB Industries, Inc.*	131,307
4,284	Materion Corp.	466,056
6,623	Mativ Holdings, Inc.	108,617
6,353	Minerals Technologies, Inc.	388,168
32,942	Myers Industries, Inc.	619,639
21,346	Novagold Resources, Inc. (Canada) *	87,946
23,388	O-I Glass, Inc.*	464,486
9,178	Olympic Steel, Inc.	491,207
24,661	Orion SA (Germany)	557,832
13,490	Pactiv Evergreen, Inc.	110,888
1,826	Piedmont Lithium, Inc.*	81,732
1,199	Quaker Chemical Corp.	212,799
21,502	Ramaco Resources, Inc., Class A	168,576
4,299	Ramaco Resources, Inc., Class B	46,601
38,167	Rayonier Advanced Materials, Inc.*	134,729
18,952	Ryerson Holding Corp.	590,165
14,701	Schnitzer Steel Industries, Inc., Class A	488,073
8,290	Sensient Technologies Corp.	510,747
3,946	Stepan Co.	344,367
15,791	Summit Materials, Inc., Class A*	590,741
40,084	SunCoke Energy, Inc.	372,781
4,558	Sylvamo Corp.	190,388
20,705	TimkenSteel Corp.*	453,647
963	Tredegar Corp.	4,844
9,805	TriMas Corp.	256,891
17,833	Tronox Holdings PLC	243,242
1,961	United States Lime & Minerals, Inc.	424,713
24,164	Warrior Met Coal, Inc.	955,928
7,070	Worthington Industries, Inc.	532,159

		22,324,750

Common Stocks – (continued)
Real Estate – 5.6%
15,753	Acadia Realty Trust REIT	234,562
25,197	Alexander & Baldwin, Inc. REIT	453,798
555	Alexander’s, Inc. REIT	106,421
5,846	Alpine, Income Property Trust, Inc. REIT	101,662
8,474	American Assets Trust, Inc. REIT	181,428
35,420	Anywhere Real Estate, Inc.*	232,355
61,131	Apartment Investment and Management Co., Class A REIT	465,207
43,440	Apple Hospitality REIT, Inc. REIT	652,469
11,192	Armada Hoffler Properties, Inc. REIT	127,477
27,724	Braemar Hotels & Resorts, Inc. REIT	75,409
28,521	Brandywine Realty Trust REIT	142,605
22,448	Broadstone Net Lease, Inc. REIT	362,984
9,212	BRT Apartments Corp. REIT	171,804
17,258	CareTrust REIT, Inc. REIT	347,749
8,481	CBL & Associates Properties, Inc. REIT	181,409
2,681	Centerspace REIT	173,568
16,956	Chatham Lodging Trust REIT	165,830
23,700	City Office REIT, Inc. REIT	119,448
6,226	Community Healthcare Trust, Inc. REIT	206,641
153,335	Compass, Inc., Class A*	552,006
18,016	Corporate Office Properties Trust REIT	466,254
11,525	CTO Realty Growth, Inc. REIT	203,070
38,209	Cushman & Wakefield PLC*	351,141
38,168	DiamondRock Hospitality Co. REIT	307,634
74,005	Douglas Elliman, Inc.	185,753
17,963	Douglas Emmett, Inc. REIT	245,554
14,603	Easterly Government Properties, Inc. REIT	195,242
10,781	Elme Communities REIT	165,812
40,811	Empire State Realty Trust, Inc., Class A REIT	356,280
10,695	Equity Commonwealth REIT	203,526
13,818	Essential Properties Realty Trust, Inc. REIT	331,908
49,732	eXp World Holdings, Inc.	955,849
11,622	Farmland Partners, Inc. REIT	129,004
11,491	Forestar Group, Inc.*	327,608
15,853	Four Corners Property Trust, Inc. REIT	398,861
3,882	FRP Holdings, Inc.*	221,158
8,818	Getty Realty Corp. REIT	264,716
11,803	Gladstone Commercial Corp. REIT	155,209
6,382	Gladstone Land Corp. REIT	100,389
9,913	Global Medical REIT, Inc. REIT	95,958
23,287	Global Net Lease, Inc. REIT	264,307
30,366	Hersha Hospitality Trust, Class A REIT	298,194
19,354	Hudson Pacific Properties, Inc. REIT	131,801
22,959	Independence Realty Trust, Inc. REIT	386,400
2,874	Innovative Industrial Properties, Inc. REIT	250,843
7,080	InvenTrust Properties Corp. REIT	169,283
6,864	JBG SMITH Properties REIT	107,628
8,594	Kennedy-Wilson Holdings, Inc.	137,246
37,922	Kite Realty Group Trust REIT	855,900
7,415	LTC Properties, Inc. REIT	243,657

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
39,493	LXP Industrial Trust REIT	$387,821
28,603	Macerich Co. (The) REIT	334,369
23,747	Marcus & Millichap, Inc.	790,775
7,054	National Health Investors, Inc. REIT	360,671
35,917	Necessity Retail REIT, Inc. (The) REIT	269,377
5,631	NETSTREIT Corp. REIT	95,333
33,170	Newmark Group, Inc., Class A	235,175
6,195	NexPoint Residential Trust, Inc. REIT	232,622
18,289	Office Properties Income Trust REIT	135,339
17,913	Orion Office REIT, Inc. REIT	104,433
19,690	Outfront Media, Inc. REIT	223,481
43,875	Paramount Group, Inc. REIT	225,517
2,366	Peakstone Realty Trust REIT	46,492
22,016	Pebblebrook Hotel Trust REIT	318,572
9,910	Phillips Edison & Co., Inc. REIT	335,553
32,437	Physicians Realty Trust REIT	451,199
28,373	Piedmont Office Realty Trust, Inc., Class A REIT	194,923
6,678	Plymouth Industrial REIT, Inc. REIT	152,993
11,803	Postal Realty Trust, Inc., Class A REIT	170,317
21,566	PotlatchDeltic Corp. REIT	1,019,209
15,356	RE/MAX Holdings, Inc., Class A	248,767
12,104	Redfin Corp.*	115,230
20,825	Retail Opportunity Investments Corp. REIT	280,304
23,694	RLJ Lodging Trust REIT	236,703
11,485	RMR Group, Inc. (The), Class A	290,341
24,903	RPT Realty REIT	282,400
9,172	Ryman Hospitality Properties, Inc. REIT	779,895
36,630	Sabra Health Care REIT, Inc. REIT	458,974
2,610	Saul Centers, Inc. REIT	98,032
37,749	Service Properties Trust REIT	311,807
26,479	SITE Centers Corp. REIT	353,495
5,296	SL Green Realty Corp. REIT	207,921
6,088	St Joe Co. (The)	375,873
37,243	Summit Hotel Properties, Inc. REIT	216,382
37,114	Sunstone Hotel Investors, Inc. REIT	333,284
22,643	Tanger Factory Outlet Centers, Inc. REIT	526,450
10,524	Terreno Realty Corp. REIT	640,806
11,345	UMH Properties, Inc. REIT	169,608
55,438	Uniti Group, Inc. REIT	297,702
3,108	Universal Health Realty Income Trust REIT	144,926
12,728	Urban Edge Properties REIT	208,230
20,471	Veris Residential, Inc. REIT*	380,965
22,433	Whitestone REIT	224,330
20,740	Xenia Hotels & Resorts, Inc. REIT	244,732

		27,072,345

Utilities – 3.2%
11,796	ALLETE, Inc.	647,600
11,308	American States Water Co.	952,247
14,010	Avista Corp.	466,393
12,651	Black Hills Corp.	695,805
23,563	Brookfield Infrastructure Corp., Class A (Canada)(a)	915,423

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
9,222	California Water Service Group	$463,405
4,717	Chesapeake Utilities Corp.	519,342
14,633	Consolidated Water Co. Ltd. (Cayman Islands)	389,823
19,437	Genie Energy Ltd., Class B	297,580
7,614	MGE Energy, Inc.	551,482
3,187	Middlesex Water Co.	239,854
54,646	Montauk Renewables, Inc.*	521,869
17,103	New Jersey Resources Corp.	721,234
5,604	Northwest Natural Holding Co.	220,125
11,156	NorthWestern Corp.	562,262
13,808	ONE Gas, Inc.	1,000,666
10,502	Ormat Technologies, Inc.	797,522
13,591	Otter Tail Corp.	1,119,491
18,107	PNM Resources, Inc.	802,321
20,066	Portland General Electric Co.	880,095
18,826	Pure Cycle Corp.*	206,898
4,431	RGC Resources, Inc.	80,112
5,474	SJW Group	359,970
11,625	Southwest Gas Holdings, Inc.	719,936
9,537	Spire, Inc.	557,056
6,847	Sunnova Energy International, Inc.*(a)	95,242
5,318	Unitil Corp.	259,625
5,069	York Water Co. (The)	206,511

		15,249,889

TOTAL COMMON STOCKS
(Cost $462,827,770)		$478,439,162

Units	Description	Expiration Month	Value

Rights – 0.0%
Health Care – 0.0%
4,104	Chinook Therapeutics, Inc.*	12/25	$1,601
45,824	Radius Health, Inc.*(b)	12/25	3,666

Materials – 0.0%
15,501	Resolute Forest Products*(b)	09/23	22,011

TOTAL RIGHTS
(Cost $0)			$27,278

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $462,827,770)			$478,466,440

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,764,662	5.234%	$2,764,662
(Cost $2,764,662)

TOTAL INVESTMENTS – 99.7%
(Cost $465,592,432)		$481,231,102

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,607,736

NET ASSETS – 100.0%		$482,838,838

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	43	09/15/23	$4,088,440	$(3,714)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.5%
Australia – 2.4%
50,922	ANZ Group Holdings Ltd. (Financials)	$835,374
138,594	Brambles Ltd. (Industrials)	1,343,714
250,922	Coles Group Ltd. (Consumer Staples)	2,644,032
45,211	Computershare Ltd. (Industrials)	737,293
36,527	EBOS Group Ltd. (Health Care)	825,413
102,099	Insurance Australia Group Ltd. (Financials)	384,844
60,600	Lottery Corp. Ltd. (The) (Consumer Discretionary)	197,808
478,176	Medibank Pvt Ltd. (Financials)	1,133,468
60,480	National Australia Bank Ltd. (Financials)	1,134,360
30,973	Sonic Healthcare Ltd. (Health Care)	645,119
786,047	Telstra Group Ltd. (Communication Services)	2,041,425
77,481	Wesfarmers Ltd. (Consumer Discretionary)	2,703,228
28,820	Westpac Banking Corp. (Financials)	409,703
97,055	Woolworths Group Ltd. (Consumer Staples)	2,396,763

		17,432,544

Austria – 0.1%
9,169	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	246,301
27,812	Wienerberger AG (Materials)	767,926

		1,014,227

Belgium – 0.2%
5,683	Ackermans & van Haaren NV (Industrials)	895,600
21,926	Warehouses De Pauw CVA REIT (Real Estate)	628,251

		1,523,851

Canada – 3.8%
10,148	Atco Ltd., Class I (Utilities)	279,774
14,673	Bank of Montreal (Financials)	1,262,055
35,335	Bank of Nova Scotia (The) (Financials)	1,674,622
5,050	BCE, Inc. (Communication Services)	213,653
5,899	Brookfield Asset Management Ltd., Class A (Financials)	203,573
30,553	Canadian Imperial Bank of Commerce (Financials)	1,209,067
2,294	Canadian Utilities Ltd., Class A (Utilities)	54,292
28,746	CGI, Inc. (Information Technology)*	2,993,689
7,802	George Weston Ltd. (Consumer Staples)	864,134
71,155	Great-West Lifeco, Inc. (Financials)(a)	2,042,166
23,216	Hydro One Ltd. (Utilities)(b)	602,643
10,990	Intact Financial Corp. (Financials)	1,547,430
31,777	Loblaw Cos. Ltd. (Consumer Staples)	2,755,753
11,361	Manulife Financial Corp. (Financials)	209,762
14,388	Metro, Inc. (Consumer Staples)	740,589
24,596	National Bank of Canada (Financials)	1,711,967
92,340	Power Corp. of Canada (Financials)	2,518,457

Common Stocks – (continued)
Canada – (continued)
20,438	Quebecor, Inc., Class B (Communication Services)	466,632
21,314	Royal Bank of Canada (Financials)	1,917,858
33,129	Sun Life Financial, Inc. (Financials)	1,613,905
10,003	Thomson Reuters Corp. (Industrials)	1,286,390
25,758	Toronto-Dominion Bank (The) (Financials)	1,569,145

		27,737,556

Denmark – 0.0%
6,036	Tryg A/S (Financials)	115,368

Finland – 0.5%
5,029	Elisa OYJ (Communication Services)	247,094
27,253	Orion OYJ, Class B (Health Care)	1,117,793
30,106	Sampo OYJ, Class A (Financials)	1,324,340
27,531	UPM-Kymmene OYJ (Materials)	944,830

		3,634,057

France – 2.4%
7,733	Air Liquide SA (Materials)	1,400,458
83,181	AXA SA (Financials)	2,507,542
32,078	Bouygues SA (Industrials)	1,110,626
6,713	Capgemini SE (Information Technology)	1,255,735
73,753	Cie Generale des Etablissements Michelin (Consumer Discretionary)	2,314,183
4,239	Dassault Systemes (Information Technology)	168,435
3,508	Legrand SA (Industrials)	346,855
5,416	L’Oreal SA (Consumer Staples)	2,385,397
371,657	Orange SA (Communication Services)	4,178,190
2,083	Pernod Ricard SA (Consumer Staples)	409,654
8,675	Thales SA (Industrials)	1,269,198

		17,346,273

Germany – 1.8%
3,656	Allianz SE (Financials)	890,230
12,548	Beiersdorf AG (Consumer Staples)	1,645,172
6,899	Deutsche Boerse AG (Financials)	1,226,881
127,969	Deutsche Telekom AG (Communication Services)	2,741,990
124,218	E.ON SE (Utilities)	1,534,252
43,559	Evonik Industries AG (Materials)	837,035
3,313	Hannover Rueck SE (Financials)	705,669
3,927	Henkel AG & Co. KGaA (Consumer Staples)	271,841
2,917	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,134,050
10,927	SAP SE (Information Technology)	1,527,757
11,645	Talanx AG (Financials)	784,244

		13,299,121

Hong Kong – 0.3%
106,763	CK Asset Holdings Ltd. (Real Estate)	589,516
32,419	CLP Holdings Ltd. (Utilities)	254,250
46,712	Link REIT (Real Estate)	231,721

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
51,692	Power Assets Holdings Ltd. (Utilities)	$254,777
37,277	Sun Hung Kai Properties Ltd. (Real Estate)	419,748

		1,750,012

Ireland – 0.1%
4,892	Kerry Group PLC, Class A (Consumer Staples)	457,363

Israel – 0.7%
20,207	Check Point Software Technologies Ltd. (Information Technology)*	2,719,660
13,338	First International Bank Of Israel Ltd. (The) (Financials)	540,431
142,855	Mivne Real Estate KD Ltd. (Real Estate)	342,818
38,501	Mizrahi Tefahot Bank Ltd. (Financials)	1,269,074
68,257	Shufersal Ltd. (Consumer Staples)*	318,256

		5,190,239

Italy – 0.7%
174,669	Assicurazioni Generali SpA (Financials)	3,626,609
77,250	Snam SpA (Utilities)	399,429
49,377	Terna – Rete Elettrica Nazionale (Utilities)	408,366
108,796	UnipolSai Assicurazioni SpA (Financials)	275,603

		4,710,007

Japan – 8.5%
48,533	ANA Holdings, Inc. (Industrials)*	1,096,772
19,069	Asahi Kasei Corp. (Materials)	123,359
135,799	Astellas Pharma, Inc. (Health Care)	2,065,645
32,278	Bridgestone Corp. (Consumer Discretionary)	1,255,114
36,549	Brother Industries Ltd. (Information Technology)	619,715
123,730	Canon, Inc. (Information Technology)	3,049,375
1,167	Central Japan Railway Co. (Industrials)	149,818
25,568	Chubu Electric Power Co., Inc. (Utilities)	341,586
36,014	Daiwa House Industry Co. Ltd. (Real Estate)	1,001,371
68	Daiwa House REIT Investment Corp. REIT (Real Estate)	129,008
104,494	Daiwa Securities Group, Inc. (Financials)	595,017
29,806	FUJIFILM Holdings Corp. (Information Technology)	1,763,567
12,115	Hankyu Hanshin Holdings, Inc. (Industrials)	435,220
2,458	Hirose Electric Co. Ltd. (Information Technology)	298,080
40,559	Hulic Co. Ltd. (Real Estate)	364,400
88,447	Japan Post Bank Co. Ltd. (Financials)	709,897
431,652	Japan Post Holdings Co. Ltd. (Financials)	3,311,847

Common Stocks – (continued)
Japan – (continued)
141,309	Japan Tobacco, Inc. (Consumer Staples)	3,097,277
31,768	KDDI Corp. (Communication Services)	943,755
46,581	Kirin Holdings Co. Ltd. (Consumer Staples)	654,633
43,484	Kyocera Corp. (Information Technology)	2,233,563
28,309	Kyushu Railway Co. (Industrials)	616,990
20,727	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	824,325
34,436	MEIJI Holdings Co. Ltd. (Consumer Staples)	863,827
20,124	Mitsubishi Estate Co. Ltd. (Real Estate)	257,451
208,749	Mitsubishi HC Capital, Inc. (Financials)	1,357,725
233,981	Mizuho Financial Group, Inc. (Financials)	3,873,299
17,766	MS&AD Insurance Group Holdings, Inc. (Financials)	639,447
25,636	NEC Corp. (Information Technology)	1,353,424
5,527	NH Foods Ltd. (Consumer Staples)	171,522
13,966	Nichirei Corp. (Consumer Staples)	330,575
4,844,692	Nippon Telegraph & Telephone Corp. (Communication Services)	5,600,588
28,169	Nisshin Seifun Group, Inc. (Consumer Staples)	371,594
5,583	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	487,796
129,979	Nomura Holdings, Inc. (Financials)	503,720
84,848	Obayashi Corp. (Industrials)	768,723
39,239	Ono Pharmaceutical Co. Ltd. (Health Care)	744,297
44,953	Otsuka Holdings Co. Ltd. (Health Care)	1,712,466
7,417	Secom Co. Ltd. (Industrials)	519,396
24,160	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	371,067
131,037	Sekisui House Ltd. (Consumer Discretionary)	2,673,664
21,625	Shimizu Corp. (Industrials)	145,523
310,604	SoftBank Corp. (Communication Services)	3,562,927
69,361	Sumitomo Mitsui Financial Group, Inc. (Financials)	3,183,026
135,305	Takeda Pharmaceutical Co. Ltd. (Health Care)	4,189,683
12,926	Tobu Railway Co. Ltd. (Industrials)	354,525
34,414	Trend Micro, Inc. (Information Technology)	1,462,982
21,216	USS Co. Ltd. (Consumer Discretionary)	370,808
48,423	Yamada Holdings Co. Ltd. (Consumer Discretionary)	152,335

		61,702,724

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Netherlands – 1.4%
4,754	HAL Trust (Financials)	$599,564
2,865	Heineken Holding NV (Consumer Staples)	229,794
151,930	Koninklijke Ahold Delhaize NV (Consumer Staples)	4,975,775
107,823	Koninklijke KPN NV (Communication Services)	377,642
31,054	Wolters Kluwer NV (Industrials)	3,747,937

		9,930,712

New Zealand – 0.1%
18,573	Mainfreight Ltd. (Industrials)	725,047

Norway – 0.5%
43,106	DNB Bank ASA (Financials)	853,436
47,111	Gjensidige Forsikring ASA (Financials)	732,985
44,254	SpareBank 1 SR-Bank ASA (Financials)	535,434
98,252	Storebrand ASA (Financials)	788,813
76,561	Telenor ASA (Communication Services)	819,796

		3,730,464

Portugal – 0.0%
20,773	EDP – Energias de Portugal SA (Utilities)	94,828

Singapore – 1.1%
7,908	DBS Group Holdings Ltd. (Financials)	194,992
1,034,249	Genting Singapore Ltd. (Consumer Discretionary)	670,098
251,894	Oversea-Chinese Banking Corp. Ltd. (Financials)	2,340,814
186,481	Singapore Airlines Ltd. (Industrials)	948,630
205,411	Singapore Exchange Ltd. (Financials)	1,464,723
41,587	United Overseas Bank Ltd. (Financials)	875,775
117,680	UOL Group Ltd. (Real Estate)	578,597
48,324	Venture Corp. Ltd. (Information Technology)	469,106

		7,542,735

Spain – 0.5%
18,510	ACS Actividades de Construccion y Servicios SA (Industrials)	650,710
53,706	Iberdrola SA (Utilities)	638,856
32,493	Naturgy Energy Group SA (Utilities)	943,021
40,225	Redeia Corp. SA (Utilities)	655,092
235,067	Telefonica SA (Communication Services)	975,617

		3,863,296

Sweden – 0.8%
27,367	Axfood AB (Consumer Staples)	661,563
9,228	Essity AB, Class B (Consumer Staples)	215,491

Common Stocks – (continued)
Sweden – (continued)
6,154	Industrivarden AB, Class C (Financials)	160,286
122,528	Investor AB, Class A (Financials)	2,342,041
19,423	Investor AB, Class B (Financials)	374,450
103,462	Svenska Handelsbanken AB, Class A (Financials)	863,231
57,768	Swedbank AB, Class A (Financials)	1,024,270
4,288	Tele2 AB, Class B (Communication Services)	30,286
128,986	Telia Co. AB (Communication Services)	260,448

		5,932,066

Switzerland – 1.5%
34,340	Novartis AG (Health Care)	3,472,296
28,456	SGS SA (Industrials)	2,589,633
3,279	Swisscom AG (Communication Services)	1,997,285
5,087	Zurich Insurance Group AG (Financials)	2,390,156

		10,449,370

United Kingdom – 2.6%
299,293	BAE Systems PLC (Industrials)	3,820,938
38,457	British American Tobacco PLC (Consumer Staples)	1,277,966
21,258	Bunzl PLC (Industrials)	762,320
515,437	CK Hutchison Holdings Ltd. (Industrials)	2,809,951
21,288	Compass Group PLC (Consumer Discretionary)	537,614
2,355	Diageo PLC (Consumer Staples)	96,790
2,514	Halma PLC (Information Technology)	68,300
11,476	National Grid PLC (Utilities)	143,993
101,276	RELX PLC (Industrials)	3,308,398
265,407	Sage Group PLC (The) (Information Technology)	3,265,577
632,183	Tesco PLC (Consumer Staples)	2,128,446
6,109	Unilever PLC (Consumer Staples)	312,892

		18,533,185

United States – 69.5%
15,289	3M Co. (Industrials)	1,630,878
6,588	Abbott Laboratories (Health Care)	677,905
26,467	AbbVie, Inc. (Health Care)	3,889,590
17,915	Accenture PLC, Class A (Information Technology)	5,800,340
14,838	Activision Blizzard, Inc. (Communication Services)	1,364,948
8,470	Adobe, Inc. (Information Technology)*	4,737,610
42,348	Aflac, Inc. (Financials)	3,157,890
3,208	Agilent Technologies, Inc. (Health Care)	388,393
4,225	Air Products and Chemicals, Inc. (Materials)	1,248,445
22,018	Akamai Technologies, Inc. (Information Technology)*	2,313,872
4,714	Alexandria Real Estate Equities, Inc. REIT (Real Estate)	548,427
36,375	Alphabet, Inc., Class A (Communication Services)*	4,953,184

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
35,368	Alphabet, Inc., Class C (Communication Services)*	$4,857,795
12,051	Altria Group, Inc. (Consumer Staples)	532,895
52,705	Amazon.com, Inc. (Consumer Discretionary)*	7,273,817
30,877	Amdocs Ltd. (Information Technology)	2,754,228
11,865	AMETEK, Inc. (Industrials)	1,892,586
5,258	Amgen, Inc. (Health Care)	1,347,836
39,453	Amphenol Corp., Class A (Information Technology)	3,486,856
11,158	Analog Devices, Inc. (Information Technology)	2,028,301
2,246	Aon PLC, Class A (Financials)	748,794
128,008	Apple, Inc. (Information Technology)	24,048,863
20,752	Arch Capital Group Ltd. (Financials)*	1,594,999
40,466	Archer-Daniels-Midland Co. (Consumer Staples)	3,208,954
10,662	Arthur J Gallagher & Co. (Financials)	2,457,378
185,008	AT&T, Inc. (Communication Services)	2,736,268
1,564	Automatic Data Processing, Inc. (Industrials)	398,210
2,947	AutoZone, Inc. (Consumer Discretionary)*	7,459,830
70,448	Bank of America Corp. (Financials)	2,019,744
4,893	Becton Dickinson & Co. (Health Care)	1,367,349
6,666	Berkshire Hathaway, Inc., Class B (Financials)*	2,401,093
21,826	Boston Scientific Corp. (Health Care)*	1,177,294
60,223	Bristol-Myers Squibb Co. (Health Care)	3,712,748
3,007	Broadcom, Inc. (Information Technology)	2,775,130
5,091	Broadridge Financial Solutions, Inc. (Industrials)	947,995
9,053	Campbell Soup Co. (Consumer Staples)	377,510
37,126	Cardinal Health, Inc. (Health Care)	3,242,214
4,942	Cboe Global Markets, Inc. (Financials)	739,867
16,442	CDW Corp. (Information Technology)	3,471,728
14,142	Cencora, Inc. (Health Care)	2,488,709
29,982	C.H. Robinson Worldwide, Inc. (Industrials)	2,711,272
20,864	Chevron Corp. (Energy)	3,361,190
2,270	Chubb Ltd. (Financials)	455,975
12,046	Church & Dwight Co., Inc. (Consumer Staples)	1,165,691
8,216	Cigna Group (The) (Health Care)	2,269,752
5,601	Cintas Corp. (Industrials)	2,823,856
115,568	Cisco Systems, Inc. (Information Technology)	6,627,825
53,790	Citigroup, Inc. (Financials)	2,220,989
53,246	Coca-Cola Co. (The) (Consumer Staples)	3,185,708
60,953	Cognizant Technology Solutions Corp., Class A (Information Technology)	4,364,844
72,736	Colgate-Palmolive Co. (Consumer Staples)	5,343,914
66,211	Comcast Corp., Class A (Communication Services)	3,096,026

Common Stocks – (continued)
United States – (continued)
28,349	Conagra Brands, Inc. (Consumer Staples)	847,068
7,207	Consolidated Edison, Inc. (Utilities)	641,135
1,373	Constellation Brands, Inc., Class A (Consumer Staples)	357,749
784	Cooper Cos., Inc. (The) (Health Care)	290,072
23,835	Corning, Inc. (Information Technology)	782,265
1,813	Corteva, Inc. (Materials)	91,575
6,393	Costco Wholesale Corp. (Consumer Staples)	3,511,547
11,835	CSX Corp. (Industrials)	357,417
2,876	Cummins, Inc. (Industrials)	661,595
60,998	CVS Health Corp. (Health Care)	3,975,240
8,134	Darden Restaurants, Inc. (Consumer Discretionary)	1,264,918
444	Deere & Co. (Industrials)	182,457
57,259	Dell Technologies, Inc., Class C (Information Technology)	3,220,246
4,970	Dollar General Corp. (Consumer Staples)	688,345
2,878	Dover Corp. (Industrials)	426,807
53,699	Dow, Inc. (Materials)	2,929,817
6,542	Eaton Corp. PLC (Industrials)	1,507,081
6,656	Electronic Arts, Inc. (Communication Services)	798,587
6,107	Elevance Health, Inc. (Health Care)	2,699,355
7,423	Eli Lilly & Co. (Health Care)	4,113,827
2,021	Everest Group Ltd. (Financials)	728,934
16,684	Expeditors International of Washington, Inc. (Industrials)	1,947,190
31,623	Exxon Mobil Corp. (Energy)	3,516,161
81,841	Fastenal Co. (Industrials)	4,712,405
8,734	Ferrovial SE (Industrials)	277,274
38,490	Fidelity National Financial, Inc. (Financials)	1,593,486
10,219	Fiserv, Inc. (Financials)*	1,240,484
8,804	FleetCor Technologies, Inc. (Financials)*	2,392,311
18,738	Fortive Corp. (Industrials)	1,477,491
12,040	Fortrea Holdings, Inc. (Health Care)*	331,702
7,827	Gartner, Inc. (Information Technology)*	2,736,945
1,831	GE HealthCare Technologies, Inc. (Health Care)	128,994
30,249	Gen Digital, Inc. (Information Technology)	612,542
13,019	General Dynamics Corp. (Industrials)	2,950,626
24,583	General Mills, Inc. (Consumer Staples)	1,663,286
33,764	Genuine Parts Co. (Consumer Discretionary)	5,190,540
60,948	Gilead Sciences, Inc. (Health Care)	4,661,303
125,249	GSK PLC (Health Care)	2,204,156
70,574	Haleon PLC (Consumer Staples)	288,405
19,958	Hartford Financial Services Group, Inc. (The) (Financials)	1,433,384
33,793	Henry Schein, Inc. (Health Care)*	2,586,516
26,680	Hershey Co. (The) (Consumer Staples)	5,732,465

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
149,654	Hewlett Packard Enterprise Co. (Information Technology)	$2,542,622
11,792	Hologic, Inc. (Health Care)*	881,334
17,340	Home Depot, Inc. (The) (Consumer Discretionary)	5,727,402
2,560	Honeywell International, Inc. (Industrials)	481,126
17,749	Illinois Tool Works, Inc. (Industrials)	4,390,215
10,277	Intel Corp. (Information Technology)	361,134
4,147	Intercontinental Exchange, Inc. (Financials)	489,305
28,547	International Business Machines Corp. (Information Technology)	4,191,556
58,127	International Paper Co. (Materials)	2,029,795
1,648	Intuit, Inc. (Information Technology)	892,903
3,378	IQVIA Holdings, Inc. (Health Care)*	752,044
8,216	J M Smucker Co. (The) (Consumer Staples)	1,190,909
6,187	Johnson Controls International PLC (Industrials)	365,404
40,138	Johnson & Johnson (Health Care)	6,489,512
22,407	JPMorgan Chase & Co. (Financials)	3,278,816
14,730	Kellogg Co. (Consumer Staples)	898,825
34,196	Keurig Dr Pepper, Inc. (Consumer Staples)	1,150,695
26,807	Keysight Technologies, Inc. (Information Technology)*	3,573,373
10,978	Kimberly-Clark Corp. (Consumer Staples)	1,414,296
28,015	Kinder Morgan, Inc. (Energy)	482,418
15,898	Kraft Heinz Co. (The) (Consumer Staples)	526,065
4,188	L3Harris Technologies, Inc. (Industrials)	745,841
12,040	Laboratory Corp. of America Holdings (Health Care)	2,505,524
3,249	Leidos Holdings, Inc. (Industrials)	316,810
3,584	Linde PLC (Materials)	1,387,151
13,103	LKQ Corp. (Consumer Discretionary)	688,301
4,938	Lockheed Martin Corp. (Industrials)	2,213,952
37,304	Loews Corp. (Financials)	2,316,205
24,756	Lowe’s Cos., Inc. (Consumer Discretionary)	5,705,763
394	Markel Group, Inc. (Financials)*	582,695
27,573	Marsh & McLennan Cos., Inc. (Financials)	5,376,459
55,354	Masco Corp. (Industrials)	3,266,440
11,086	Mastercard, Inc., Class A (Financials)	4,574,527
18,614	McDonald’s Corp. (Consumer Discretionary)	5,233,326
9,025	McKesson Corp. (Health Care)	3,721,188
42,110	Merck & Co., Inc. (Health Care)	4,589,148
21,804	Meta Platforms, Inc., Class A (Communication Services)*	6,451,586
12,783	MetLife, Inc. (Financials)	809,675
56,067	Microsoft Corp. (Information Technology)	18,376,520

Common Stocks – (continued)
United States – (continued)
36,589	Mondelez International, Inc., Class A (Consumer Staples)	2,607,332
12,764	Monster Beverage Corp. (Consumer Staples)*	732,781
11,597	Moody’s Corp. (Financials)	3,905,870
19,431	Motorola Solutions, Inc. (Information Technology)	5,510,049
14,522	Nasdaq, Inc. (Financials)	762,115
7,628	Nestle SA (Consumer Staples)	918,901
30,541	NetApp, Inc. (Information Technology)	2,342,495
4,602	NiSource, Inc. (Utilities)	123,150
1,462	Northrop Grumman Corp. (Industrials)	633,178
8,555	NVIDIA Corp. (Information Technology)	4,222,320
18,131	Omnicom Group, Inc. (Communication Services)	1,468,792
17,194	Oracle Corp. (Information Technology)	2,069,986
10,283	O’Reilly Automotive, Inc. (Consumer Discretionary)*	9,662,935
15,194	Otis Worldwide Corp. (Industrials)	1,299,847
32,469	PACCAR, Inc. (Industrials)	2,671,874
1,737	Packaging Corp. of America (Materials)	258,987
12,544	Paychex, Inc. (Industrials)	1,533,253
37,260	PepsiCo, Inc. (Consumer Staples)	6,629,299
49,035	Pfizer, Inc. (Health Care)	1,734,858
86,373	PG&E Corp. (Utilities)*	1,407,880
18,989	Philip Morris International, Inc. (Consumer Staples)	1,824,083
5,363	PPL Corp. (Utilities)	133,646
28,735	Procter & Gamble Co. (The) (Consumer Staples)	4,434,960
11,643	Progressive Corp. (The) (Financials)	1,553,991
11,176	QUALCOMM, Inc. (Information Technology)	1,279,987
16,828	Quest Diagnostics, Inc. (Health Care)	2,212,882
13,184	Realty Income Corp. REIT (Real Estate)	738,831
3,247	Regeneron Pharmaceuticals, Inc. (Health Care)*	2,683,613
22,372	Republic Services, Inc. (Industrials)	3,224,476
6,678	Roche Holding AG (Health Care)	1,968,054
6,055	Roche Holding AG (Health Care)	1,893,451
4,784	Rockwell Automation, Inc. (Industrials)	1,492,991
885	Roper Technologies, Inc. (Information Technology)	441,668
20,807	Royalty Pharma PLC, Class A (Health Care)	620,465
14,447	RTX Corp. (Industrials)	1,243,020
5,274	Salesforce, Inc. (Information Technology)*	1,167,980
25,409	Sanofi (Health Care)	2,720,261
5,652	Sherwin-Williams Co. (The) (Materials)	1,535,761
2,910	Snap-on, Inc. (Industrials)	781,626
12,725	Southern Co. (The) (Utilities)	861,864
33,450	SS&C Technologies Holdings, Inc. (Industrials)	1,920,699
13,811	Starbucks Corp. (Consumer Discretionary)	1,345,744

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
4,829	Stryker Corp. (Health Care)	$1,369,263
11,392	Swiss Re AG (Financials)	1,107,923
8,592	TE Connectivity Ltd. (Information Technology)	1,137,495
16,311	Texas Instruments, Inc. (Information Technology)	2,741,227
13,139	Textron, Inc. (Industrials)	1,021,032
298	Thermo Fisher Scientific, Inc. (Health Care)	166,016
38,185	TJX Cos., Inc. (The) (Consumer Discretionary)	3,531,349
2,469	T-Mobile US, Inc. (Communication Services)*	336,401
7,787	Travelers Cos., Inc. (The) (Financials)	1,255,498
10,212	Tyson Foods, Inc., Class A (Consumer Staples)	543,993
12,043	UnitedHealth Group, Inc. (Health Care)	5,739,453
23,496	VeriSign, Inc. (Information Technology)*	4,882,234
113,200	Verizon Communications, Inc. (Communication Services)	3,959,736
7,683	Vertex Pharmaceuticals, Inc. (Health Care)*	2,676,296
15,937	VICI Properties, Inc. REIT (Real Estate)	491,497
20,516	Visa, Inc., Class A (Financials)	5,040,371
15,389	VMware, Inc., Class A (Information Technology)*	2,597,355
20,324	W R Berkley Corp. (Financials)	1,257,243
47,330	Walmart, Inc. (Consumer Staples)	7,696,331
3,737	Waste Connections, Inc. (Industrials)	511,654
22,099	Waste Management, Inc. (Industrials)	3,464,681
1,052	Willis Towers Watson PLC (Financials)	217,512
5,222	W.P. Carey, Inc. REIT (Real Estate)	339,691
8,301	W.W. Grainger, Inc. (Industrials)	5,928,076
8,786	Xylem, Inc. (Industrials)	909,702
43,865	Yum! Brands, Inc. (Consumer Discretionary)	5,675,254
3,129	Zebra Technologies Corp., Class A (Information Technology)*	860,506
8,730	Zoetis, Inc. (Health Care)	1,663,152

		502,308,974

TOTAL COMMON STOCKS
(Cost $694,468,676)		$719,024,019

Shares	Description	Rate	Value

Preferred Stock – 0.0%
Germany – 0.0%
4,648	Henkel AG & Co. KGaA (Consumer Staples)
(Cost $380,331)		2.60%	$356,762

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $694,849,007)			$719,380,781

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,067,149	5.234%	$2,067,149
(Cost $2,067,149)

TOTAL INVESTMENTS – 99.8%
(Cost $696,916,156)		$721,447,930

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,305,681

NET ASSETS – 100.0%		$722,753,611

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini MSCI EAFE Index Future	6	09/15/23	$632,790	$5,113
S&P 500 E-Mini Index	5	09/15/23	1,129,000	16,990

Total Futures Contracts				$22,103

Sector Name	% of Market Value

Information Technology	21.1%
Financials	16.8
Health Care	14.0
Industrials	13.0
Consumer Staples	12.3
Consumer Discretionary	9.8
Communication Services	7.5
Materials	1.9
Utilities	1.4
Energy	1.0
Real Estate	0.9
Securities Lending Reinvestment Vehicle	0.3

TOTAL INVESTMENTS	100.0%

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2023

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments at value (cost $907,108,537, $10,669,813, $2,896,394,872 and $11,912,892, respectively)(a)	$970,278,103	$11,514,563	$3,238,073,208	$13,640,360

Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	5,450,496	132,123	37,159,558	96,777

Cash	21,336,315	83,999	8,918,604	17,222

Foreign currency, at value (cost $86,637, $1,453, $587,671 and $—, respectively)	86,782	1,462	589,841	—

Variation margin on futures contracts	60,494	2,018	96,196	160

Receivables:

Investments sold	18,692,210	267,179	91,264,966	331,200

Dividends	1,972,762	20,854	7,128,431	17,952

Collateral on futures contracts	—	4,341	331,647	618

Foreign tax reclaims	110,269	29,379	4,167,383	945

Reimbursement from investment adviser	37,990	4,711	—	2,667

Securities lending income	12,305	32	19,373	14

Total assets	1,018,037,726	12,060,661	3,387,749,207	14,107,915

Liabilities:

Payables:

Investments purchased	37,154,189	341,504	98,800,691	339,811

Upon return of securities loaned	5,450,496	132,123	37,159,558	96,777

Foreign capital gains tax	4,427,902	—	—	—

Management fees	333,645	—	680,102	—

Fund shares redeemed	—	—	47,011	—

Foreign bank overdraft (cost $—, $—, $— and $52, respectively)	—	—	—	52

Accrued expenses	963,881	—	60	—

Total liabilities	48,330,113	473,627	136,687,422	436,640

Net Assets:

Paid-in capital	982,910,608	14,551,089	3,196,904,719	13,637,976

Total distributable earnings (loss)	(13,202,995)	(2,964,055)	54,157,066	33,299

NET ASSETS	$969,707,613	$11,587,034	$3,251,061,785	$13,671,275
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	32,750,000	350,000	104,200,000	400,000

Net asset value per share:	$29.61	$33.11	$31.20	$34.18

(a)	Includes loaned securities having a market value of $4,433,693, $122,737, $33,125,560 and $92,313 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

August 31, 2023

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Assets:

Investments at value (cost $7,312,057, $8,454,987,939, $462,827,770 and $694,849,007, respectively)(a)	$7,360,060	$11,378,218,889	$478,466,440	$719,380,781

Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	39,027,450	2,764,662	2,067,149

Cash	14,362	14,932,201	3,220,322	876,196

Foreign currency, at value (cost $—, $—, $— and $824,650, respectively)	—	—	—	813,339

Receivables:

Reimbursement from investment adviser	13,917	—	—	—

Dividends	8,665	17,371,463	549,765	1,319,057

Investments sold	—	8,844,376	481,219	357

Securities lending income	—	114,126	4,616	9,760

Collateral on futures contracts	—	751,520	293,260	83,467

Foreign tax reclaims	—	—	612	428,267

Total assets	7,397,004	11,459,260,025	485,780,896	724,978,373

Liabilities:

Variation margin on futures contracts	—	25,163	95,795	5,105

Payables:

Upon return of securities loaned	—	39,027,450	2,764,662	2,067,149

Fund shares redeemed	—	8,861,932	—	—

Management fees	—	866,502	81,601	152,000

Accrued expenses	—	5,939	—	508

Total liabilities	—	48,786,986	2,942,058	2,224,762

Net Assets:

Paid-in capital	7,938,620	9,387,477,681	497,139,412	726,713,386

Total distributable earnings (loss)	(541,616)	2,022,995,358	(14,300,574)	(3,959,775)

NET ASSETS	$7,397,004	$11,410,473,039	$482,838,838	$722,753,611
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	200,000	128,852,500	8,200,000	17,500,000

Net asset value per share:	$36.99	$88.55	$58.88	$41.30

(a)	Includes loaned securities having a market value of $–, $37,608,270, $2,683,736 and $1,980,891 for ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, respectively.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,973,676, $61,142, $11,839,197 and $39,658, respectively)	$31,346,333	$362,365	$98,491,137	$304,590

Non cash dividend income	2,802,480	—	—	—

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	123,715	2,932	815,832	2,647

Other income	—	80,695	—	—

Total investment income	34,272,528	445,992	99,306,969	307,237

Expenses:

Management fees	3,808,775	2,566	7,350,354	6,105

Custody, accounting and administrative services	707,430	—	—	—

Printing and mailing costs	223,955	—	—	—

Professional fees	122,341	—	—	—

Trustee fees	47,355	25,390	94,095	25,409

Shareholder meeting expense	38,267	—	—	—

Registration fees	11,880	—	—	—

Other	27,733	—	—	—

Total expenses	4,987,736	27,956	7,444,449	31,514

Less — expense reductions	(664,597)	—	—	—

Net expenses	4,323,139	27,956	7,444,449	31,514

NET INVESTMENT INCOME	29,949,389	418,036	91,862,520	275,723

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(34,125,268)	(240,131)	(67,756,323)	(204,944)

In-kind redemptions	2,070,593	(177,083)	12,512,749	—

Futures contracts	(1,041,154)	3,895	(1,185,868)	20,073

Foreign currency transactions	(431,538)	(4,480)	(93,753)	(4,831)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $282,843, $—, $— and $—, respectively)	30,561,601	2,121,270	407,552,273	1,784,839

Futures contracts	8,434	286	606,664	942

Foreign currency translations	40,637	9,124	622,866	324

Net realized and unrealized gain (loss)	(2,916,695)	1,712,881	352,258,608	1,596,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,032,694	$2,130,917	$444,121,128	$1,872,126

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $166, $572,591, $45,774 and $1,071,028, respectively)	$121,812	$176,793,084	$7,659,729	$15,490,905

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	5	287,892	54,935	92,383

Total investment income	121,817	177,080,976	7,714,664	15,583,288

Expenses:

Trustee fees	15,917	292,956	36,453	39,271

Management fees	—	9,528,468	875,427	1,540,912

Total expenses	15,917	9,821,424	911,880	1,580,183

NET INVESTMENT INCOME	105,900	167,259,552	6,802,784	14,003,105

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(413,294)	(346,785,616)	(10,400,208)	(24,516,842)

In-kind redemptions	331,542	810,532,671	19,296,164	—

Futures contracts	—	(432,733)	(901,485)	—

Foreign currency transactions	(10)	(32,889)	—	(44,421)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	1,267,897	860,901,487	13,578,626	78,874,074

Futures contracts	—	59,881	(15,807)	22,103

Foreign currency translations	—	—	—	(3,911)

Net realized and unrealized gain	1,186,135	1,324,242,801	21,557,290	54,331,003

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,292,035	$1,491,502,353	$28,360,074	$68,334,108

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$29,949,389	$40,487,439	$418,036	$552,625

Net realized gain (loss)	(33,527,367)	(13,373,376)	(417,799)	72,961

Net change in unrealized gain (loss)	30,610,672	(329,818,743)	2,130,680	(5,677,140)

Net increase (decrease) in net assets resulting from operations	27,032,694	(302,704,680)	2,130,917	(5,051,554)

Distributions to shareholders:

From distributable earnings	(25,009,312)	(53,609,786)	(359,836)	(658,039)

From share transactions:

Proceeds from sales of shares	62,411,100	46,098,249	—	1,790,294

Cost of shares redeemed	(119,934,568)	(52,865,514)	(2,547,509)	(4,610,459)

Net decrease in net assets resulting from share transactions	(57,523,468)	(6,767,265)	(2,547,509)	(2,820,165)

TOTAL DECREASE	(55,500,086)	(363,081,731)	(776,428)	(8,529,758)

Net assets:

Beginning of year	$1,025,207,699	$1,388,289,430	$12,363,462	$20,893,220

End of year	$969,707,613	$1,025,207,699	$11,587,034	$12,363,462

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$91,862,520	$89,902,288	$275,723	$279,094

Net realized loss	(56,523,195)	(83,840,464)	(189,702)	(665,882)

Net change in unrealized gain (loss)	408,781,803	(686,189,583)	1,786,105	(2,432,140)

Net increase (decrease) in net assets resulting from operations	444,121,128	(680,127,759)	1,872,126	(2,818,928)

Distributions to shareholders:

From distributable earnings	(90,840,491)	(93,382,329)	(259,624)	(285,200)

From share transactions:

Proceeds from sales of shares	222,011,550	495,342,351	—	—

Cost of shares redeemed	(44,267,175)	(95,030,975)	—	—

Net increase in net assets resulting from share transactions	177,744,375	400,311,376	—	—

TOTAL INCREASE (DECREASE)	531,025,012	(373,198,712)	1,612,502	(3,104,128)

Net assets:

Beginning of year	$2,720,036,773	$3,093,235,485	$12,058,773	$15,162,901

End of year	$3,251,061,785	$2,720,036,773	$13,671,275	$12,058,773

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF		ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period December 13, 2021* to August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$105,900	$63,472	$167,259,552	$177,914,041

Net realized gain (loss)	(81,762)	(230,839)	463,281,433	647,304,822

Net change in unrealized gain (loss)	1,267,897	(1,219,894)	860,961,368	(2,624,189,006)

Net increase (decrease) in net assets resulting from operations	1,292,035	(1,387,261)	1,491,502,353	(1,798,970,143)

Distributions to shareholders:

From distributable earnings	(106,659)	(47,676)	(170,189,662)	(174,777,118)

From share transactions:

Proceeds from sales of shares	1,515,654	7,934,654	551,981,819	1,516,359,247

Cost of shares redeemed	(1,803,743)	—	(2,079,315,418)	(1,695,965,517)

Net increase (decrease) in net assets resulting from share transactions	(288,089)	7,934,654	(1,527,333,599)	(179,606,270)

TOTAL INCREASE (DECREASE)	897,287	6,499,717	(206,020,908)	(2,153,353,531)

Net assets:

Beginning of period	$6,499,717	$—	$11,616,493,947	$13,769,847,478

End of period	$7,397,004	$6,499,717	$11,410,473,039	$11,616,493,947

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Small Cap Equity ETF		ActiveBeta® World Low Vol Plus Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Period March 15, 2022* to August 31, 2022
From operations:

Net investment income	$6,802,784	$5,489,225	$14,003,105	$6,264,424

Net realized gain (loss)	7,994,471	3,891,164	(24,561,263)	(6,378,645)

Net change in unrealized gain (loss)	13,562,819	(71,373,057)	78,892,266	(54,360,729)

Net increase (decrease) in net assets resulting from operations	28,360,074	(61,992,668)	68,334,108	(54,474,950)

Distributions to shareholders:

From distributable earnings	(6,492,896)	(5,603,655)	(13,421,605)	(4,397,328)

From share transactions:

Proceeds from sales of shares	40,329,686	176,204,999	109,729,323	616,984,063

Cost of shares redeemed	(62,627,817)	(37,882,026)	—	—

Net increase (decrease) in net assets resulting from share transactions	(22,298,131)	138,322,973	109,729,323	616,984,063

TOTAL INCREASE (DECREASE)	(430,953)	70,726,650	164,641,826	558,111,785

Net assets:

Beginning of period	$483,269,791	$412,543,141	$558,111,785	$—

End of period	$482,838,838	$483,269,791	$722,753,611	$558,111,785

*	Commencement of operations.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020		2019
Per Share Operating Performance:

Net asset value, beginning of year	$29.42	$39.33	$33.28	$31.12		$32.98

Net investment income(a)	0.91	1.13	0.67	0.80	(b)	0.75

Net realized and unrealized gain (loss)	0.06	(9.55)	6.07	2.17		(1.79)

Total gain (loss) from investment operations	0.97	(8.42)	6.74	2.97		(1.04)

Distributions to shareholders from net investment income	(0.78)	(1.49)	(0.69)	(0.81)		(0.82)

Net asset value, end of year	$29.61	$29.42	$39.33	$33.28		$31.12

Market price, end of year	$29.48	$29.03	$39.16	$33.28		$31.14

Total Return at Net Asset Value(c)	3.50%	(21.97)%	20.49%	9.55%		(3.21)%

Net assets, end of year (in 000’s)	$969,708	$1,025,208	$1,388,289	$1,710,477		$1,699,201

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45%		0.45%

Ratio of total expenses to average net assets	0.52%	0.51%	0.51%	0.52%		0.51%

Ratio of net investment income to average net assets	3.15%	3.29%	1.76%	2.55	%(b)	2.37%

Portfolio turnover rate(d)	21%	18%	46%	38%		28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$27.47	$37.99	$29.85	$28.59	$30.82

Net investment income(a)	1.16	1.01	0.84	0.58	0.89

Net realized and unrealized gain (loss)	5.50	(10.29)	8.15	1.27	(1.84)

Total gain (loss) from investment operations	6.66	(9.28)	8.99	1.85	(0.95)

Distributions to shareholders from net investment income	(1.02)	(1.24)	(0.85)	(0.59)	(1.28)

Net asset value, end of year	$33.11	$27.47	$37.99	$29.85	$28.59

Market price, end of year	$33.05	$27.26	$38.05	$29.81	$28.62

Total Return at Net Asset Value(b)	24.40%	(24.81)%	30.45%	6.69%	(3.15)%

Net assets, end of year (in 000’s)	$11,587	$12,363	$20,893	$16,416	$18,584

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	3.74%	2.98%	2.47%	2.01%	3.07%

Portfolio turnover rate(c)	14%	19%	19%	18%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$27.64	$35.76	$28.72	$27.70	$29.42

Net investment income(a)	0.92	0.96	0.75	0.57	0.86

Net realized and unrealized gain (loss)	3.55	(8.07)	6.97	1.05	(1.78)

Total gain (loss) from investment operations	4.47	(7.11)	7.72	1.62	(0.92)

Distributions to shareholders from net investment income	(0.91)	(1.01)	(0.68)	(0.60)	(0.80)

Net asset value, end of year	$31.20	$27.64	$35.76	$28.72	$27.70

Market price, end of year	$31.21	$27.52	$35.75	$28.63	$27.73

Total Return at Net Asset Value(b)	16.40%	(20.18)%	27.12%	5.96%	(3.09)%

Net assets, end of year (in 000’s)	$3,251,062	$2,720,037	$3,093,235	$1,743,562	$1,545,601

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	3.08%	2.97%	2.31%	2.08%	3.10%

Portfolio turnover rate(c)	14%	18%	21%	20%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$30.15	$37.91	$32.60	$30.59	$32.99

Net investment income(a)	0.69	0.70	0.60	0.66	0.82

Net realized and unrealized gain (loss)	3.99	(7.75)	5.25	2.15	(2.29)

Total gain (loss) from investment operations	4.68	(7.05)	5.85	2.81	(1.47)

Distributions to shareholders from net investment income	(0.65)	(0.71)	(0.54)	(0.80)	(0.93)

Net asset value, end of year	$34.18	$30.15	$37.91	$32.60	$30.59

Market price, end of year	$34.18	$29.78	$37.75	$32.51	$30.52

Total Return at Net Asset Value(b)	15.69%	(18.76)%	18.02%	9.15%	(4.32)%

Net assets, end of year (in 000’s)	$13,671	$12,059	$15,163	$19,561	$24,468

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.19%	2.03%	1.64%	2.09%	2.64%

Portfolio turnover rate(c)	17%	21%	21%	18%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Year

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period December 13, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$32.50	$39.67

Net investment income(a)	0.45	0.32

Net realized and unrealized gain (loss)	4.52	(7.25)

Total gain (loss) from investment operations	4.97	(6.93)

Distributions to shareholders from net investment income	(0.48)	(0.24)

Net asset value, end of period	$36.99	$32.50

Market price, end of period	$37.01	$32.55

Total Return at Net Asset Value(b)	15.48%	(17.52)%

Net assets, end of period (in 000’s)	$7,397	$6,500

Ratio of total expenses to average net assets	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.33%	1.24	%(c)

Portfolio turnover rate(d)	26%	19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$78.36	$90.95	$70.70	$59.09	$58.75

Net investment income(a)	1.23	1.17	0.96	1.06	1.03

Net realized and unrealized gain (loss)	10.21	(12.61)	20.21	11.62	0.30

Total gain (loss) from investment operations	11.44	(11.44)	21.17	12.68	1.33

Distributions to shareholders from net investment income	(1.25)	(1.15)	(0.92)	(1.07)	(0.99)

Net asset value, end of year	$88.55	$78.36	$90.95	$70.70	$59.09

Market price, end of year	$88.57	$78.33	$90.91	$70.61	$59.07

Total Return at Net Asset Value(b)	14.83%	(12.70)%	30.21%	21.81%	2.42%

Net assets, end of year (in 000’s)	$11,410,473	$11,616,494	$13,769,847	$10,427,895	$6,606,050

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.53%	1.36%	1.22%	1.72%	1.82%

Portfolio turnover rate(c)	11%	12%	16%	17%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2023		2022		2021		2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$55.87		$64.97		$43.57		$42.84	$49.49

Net investment income(a)	0.84	(b)	0.74	(c)	0.53	(d)	0.51	0.57

Net realized and unrealized gain (loss)	2.97		(9.07)		21.35		0.78	(6.66)

Total gain (loss) from investment operations	3.81		(8.33)		21.88		1.29	(6.09)

Distributions to shareholders from net investment income	(0.80)		(0.77)		(0.48)		(0.56)	(0.56)

Net asset value, end of year	$58.88		$55.87		$64.97		$43.57	$42.84

Market price, end of year	$58.85		$55.92		$64.94		$43.63	$42.84

Total Return at Net Asset Value(e)	6.95%		(12.95)%		50.45%		3.13%	(12.28)%

Net assets, end of year (in 000’s)	$482,839		$483,270		$412,543		$152,484	$96,399

Ratio of total expenses to average net assets	0.20%		0.20%		0.20%		0.20%	0.20%

Ratio of net investment income to average net assets	1.49	%(b)	1.22	%(c)	0.90	%(d)	1.21%	1.32%

Portfolio turnover rate(f)	17%		20%		25%		20%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.23 per share and 0.41% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® World Low Vol Plus Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period March 15, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$37.97	$40.57

Net investment income(a)	0.87	0.47

Net realized and unrealized gain (loss)	3.30	(2.76)

Total gain (loss) from investment operations	4.17	(2.29)

Distributions to shareholders from net investment income	(0.84)	(0.31)

Net asset value, end of period	$41.30	$37.97

Market price, end of period	$41.34	$37.98

Total Return at Net Asset Value(b)	11.15%	(5.65)%

Net assets, end of period (in 000’s)	$722,754	$558,112

Ratio of total expenses to average net assets	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	2.22%	2.54	%(c)

Portfolio turnover rate(d)	31%	13%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (“ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (“ActiveBeta® World Low Vol Plus Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, which are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

123

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly, with the exception of ActiveBeta® Europe Equity ETF and ActiveBeta® Japan Equity ETF, which are paid semiannually. Capital gains distributions, if any, are declared and paid at least annually. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to

124

GOLDMAN SACHS ACTIVEBETA® ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2023:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$34,868,225	$—	$—

Asia	795,640,613	23,807,632	—

Europe	23,305,380	—	—

North America	34,388,983	—	—

Oceania	489,196	—	—

South America	44,365,232	13,412,842	—

Securities Lending Reinvestment Vehicle	5,450,496	—	—

Total	$938,508,125	$37,220,474	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$3,939	$—	$—

Asia	88,540	—	—

Europe	10,141,384	67,105	—

North America	1,072,357	—	—

Oceania	129,401	—	—

South America	11,837	—	—

Securities Lending Reinvestment Vehicle	132,123	—	—

Total	$11,579,581	$67,105	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(711)	$—	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,186,451	$—	$—

Asia	813,979,759	—	—

Europe	1,673,500,915	10,722,638	—

North America	526,093,967	2,840,709	—

Oceania	205,227,398	—	—

South America	3,521,371	—	—

Securities Lending Reinvestment Vehicle	37,159,558	—	—

Total	$3,261,669,419	$13,563,347	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(92,712)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$13,640,360	$—	$—

Securities Lending Reinvestment Vehicle	96,777	—	—

Total	$13,737,137	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$942	$—	$—

ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$7,360,060	$—	$—

Total	$7,360,060	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$11,378,218,889	$—	$—

Securities Lending Reinvestment Vehicle	39,027,450	—	—

Total	$11,417,246,339	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$59,881	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$542,171	$—	$—

Asia	2,594,311	—	—

Europe	2,911,606	—	—

North America	471,524,799	251,602	25,677

South America	616,274	—	—

Securities Lending Reinvestment Vehicle	2,764,662	—	—

Total	$480,953,823	$251,602	$25,677

Derivative Type

Liabilities(b)

Futures Contracts	$(3,714)	$—	$—

ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$76,185,710	$—	$—

Europe	94,634,188	356,762	—

North America	530,046,530	—	—

Oceania	18,157,591	—	—

Securities Lending Reinvestment Vehicle	2,067,149	—	—

Total	$721,091,168	$356,762	$—

Derivative Type

Assets(b)

Futures Contracts	$22,103	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

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Notes to Financial Statements (continued)

August 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	Variation Margin on Futures Contracts	$(711)
Equity	Goldman Sachs ActiveBeta® International Equity ETF	Variation Margin on Futures Contracts	(92,712)
Equity	Goldman Sachs ActiveBeta® Japan Equity ETF	Variation Margin on Futures Contracts	942
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Variation Margin on Futures Contracts	59,881
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Variation Margin on Futures Contracts	(3,714)
Equity	Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	Variation Margin on Futures Contracts	22,103

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$(1,041,154)	$8,434
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	3,895	286
Equity	Goldman Sachs ActiveBeta® International Equity ETF	(1,185,868)	606,664
Equity	Goldman Sachs ActiveBeta® Japan Equity ETF	20,073	942
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	(432,733)	59,881
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	(901,485)	(15,807)
Equity	Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	—	22,103

For the fiscal year ended August 31, 2023, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	50
Goldman Sachs ActiveBeta® Europe Equity ETF	2
Goldman Sachs ActiveBeta® International Equity ETF	84
Goldman Sachs ActiveBeta® Japan Equity ETF	5
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	28
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	36
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	11

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2023.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2023, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	0.20%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%
ActiveBeta® World Low Vol Plus Equity ETF	0.25%

For the fiscal year ended August 31, 2023, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2023, these expense reimbursements amounted to $664,597.

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Notes to Financial Statements (continued)

August 31, 2023

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

	ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,100,000	$61,682,388	1,200,000	$45,853,209
Shares Redeemed	(4,200,000)	(119,934,568)	(1,650,000)	(52,865,514)

NET DECREASE IN SHARES	(2,100,000)	$(58,252,180)	(450,000)	$(7,012,305)

	ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	50,000	$1,790,247
Shares Redeemed	(100,000)	(2,546,984)	(150,000)	(4,610,459)

NET DECREASE IN SHARES	(100,000)	$(2,546,984)	(100,000)	$(2,820,212)

	ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	7,300,000	$221,995,548	15,100,000	$495,288,336
Shares Redeemed	(1,500,000)	(44,265,384)	(3,200,000)	(95,030,974)

NET INCREASE IN SHARES	5,800,000	$177,730,164	11,900,000	$400,257,362

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	—	$—
Shares Redeemed	—	—	—	—

NET DECREASE IN SHARES	—	$—	—	$—

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,515,654	200,001	$7,934,694
Shares Redeemed	(50,000)	(1,803,743)	(1)	(40)

NET DECREASE IN SHARES	—	$(288,089)	200,000	$7,934,654

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,700,000	$551,981,819	17,200,000	$1,516,359,247
Shares Redeemed	(26,100,000)	(2,079,315,418)	(20,350,000)	(1,695,965,517)

NET DECREASE IN SHARES	(19,400,000)	$(1,527,333,599)	(3,150,000)	$(179,606,270)

	ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	700,000	$40,329,686	2,950,000	$176,204,999
Shares Redeemed	(1,150,000)	(62,627,817)	(650,000)	(37,882,026)

NET INCREASE (DECREASE) IN SHARES	(450,000)	$(22,298,131)	2,300,000	$138,322,973

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Notes to Financial Statements (continued)

August 31, 2023

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® World Low Vol Plus Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,800,000	$109,727,326	14,700,000	$616,984,063
Shares Redeemed	—	—	—	—

NET INCREASE IN SHARES	2,800,000	$109,727,326	14,700,000	$616,984,063

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$200,749,406	$235,385,698
ActiveBeta® Europe Equity ETF	1,633,708	1,587,135
ActiveBeta® International Equity ETF	480,763,647	412,638,539
ActiveBeta® Japan Equity ETF	2,099,571	2,086,227
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	2,033,353	2,052,720
ActiveBeta® U.S. Large Cap Equity ETF	1,214,787,650	1,180,849,456
ActiveBeta® U.S. Small Cap Equity ETF	83,785,372	75,661,063
ActiveBeta® World Low Vol Plus Equity ETF	195,413,617	195,430,578

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$9,036,085	$23,143,649
ActiveBeta® Europe Equity ETF	—	2,510,871
ActiveBeta® International Equity ETF	153,896,315	44,059,815
ActiveBeta® Japan Equity ETF	—	—
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	1,521,899	1,799,823
ActiveBeta® U.S. Large Cap Equity ETF	511,313,808	2,074,826,737
ActiveBeta® U.S. Small Cap Equity ETF	39,995,198	62,191,757
ActiveBeta® World Low Vol Plus Equity ETF	108,315,926	—

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8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2023
ActiveBeta® Emerging Markets Equity ETF	$10,851,775	$66,236,554	$(71,637,833)	$5,450,496
ActiveBeta® Europe Equity ETF	61,124	2,814,927	(2,743,928)	132,123
ActiveBeta® International Equity ETF	59,641,107	740,532,397	(763,013,946)	37,159,558
ActiveBeta® Japan Equity ETF	862,006	5,835,762	(6,600,991)	96,777
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	—	8,426	(8,426)	—
ActiveBeta® U.S. Large Cap Equity ETF	20,073,500	234,754,344	(215,800,394)	39,027,450
ActiveBeta® U.S. Small Cap Equity ETF	2,801,299	31,474,494	(31,511,131)	2,764,662
ActiveBeta® World Low Vol Plus Equity ETF	—	50,907,674	(48,840,525)	2,067,149

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Notes to Financial Statements (continued)

August 31, 2023

9. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	Fiscal Year Ended August 31, 2023
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Distributions paid from:
Ordinary Income	$25,009,312	$359,836	$90,840,491	$259,624	$106,659	$170,189,662	$6,492,896	$13,421,605
Total taxable distributions	$25,009,312	$359,836	$90,840,491	$259,624	$106,659	$170,189,662	$6,492,896	$13,421,605

	Fiscal Year Ended August 31, 2022
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Distributions paid from:
Ordinary Income	$53,609,786	$658,039	$93,382,329	$285,200	$47,676	$174,777,118	$5,603,655	$4,397,328
Total taxable distributions	$53,609,786	$658,039	$93,382,329	$285,200	$47,676	$174,777,118	$5,603,655	$4,397,328

As of the Funds’ most recent fiscal year ended August 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Undistributed ordinary income — net	$6,550,334	$64,824	$11,705,202	$36,881	$15,135	$28,038,168	$682,091	$2,351,799
Undistributed long-term capital gains	—	—	—	—	—	—	—	—
Total undistributed earnings	$6,550,334	$64,824	$11,705,202	$36,881	$15,135	$28,038,168	$682,091	$2,351,799
Capital loss carryforwards:
Perpetual Short-Term	$(31,389,025)	$(1,208,253)	$(96,667,452)	$(559,539)	$(230,083)	$(276,490,779)	$(12,028,913)	$(5,514,785)
Perpetual Long-Term	—	(2,369,425)	(118,383,474)	(905,890)	—	(248,471,968)	(4,515,494)	—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(31,927,009)	(194,024)	(65,186,861)	(185,059)	(351,977)	(301,619,129)	(9,760,708)	(23,615,451)
Unrealized gains (losses) — net	43,562,705	742,823	322,689,651	1,646,906	25,309	2,821,539,066	11,322,450	22,818,662
Total accumulated earnings (losses) net	$(13,202,995)	$(2,964,055)	$54,157,066	$33,299	$(541,616)	$2,022,995,358	$(14,300,574)	$(3,959,775)

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9. TAX INFORMATION (continued)

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Tax Cost	$927,755,722	$10,902,134	$2,952,311,690	$12,091,241	$7,334,751	$8,595,767,154	$469,904,938	$698,629,031
Gross unrealized gain	208,995,792	1,875,577	541,256,048	2,607,425	613,055	3,212,291,550	79,432,183	56,152,592
Gross unrealized loss	(165,433,087)	(1,132,754)	(218,566,397)	(960,519)	(587,746)	(390,752,484)	(68,109,733)	(33,333,930)
Net unrealized gains (losses)	$43,562,705	$742,823	$322,689,651	$1,646,906	$25,309	$2,821,539,066	$11,322,450	$22,818,662

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, differences in the tax treatment of partnership investments, and differences in the tax treatment of passive foreign investment company investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
ActiveBeta® Emerging Markets Equity ETF	$868,971	$(868,971)
ActiveBeta® Europe Equity ETF	$(194,519)	$194,519
ActiveBeta® International Equity ETF	$12,128,712	$(12,128,712)
ActiveBeta® Japan Equity ETF	$—	$—
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	$292,055	$(292,055)
ActiveBeta® U.S. Large Cap Equity ETF	$784,838,843	$(784,838,843)
ActiveBeta® U.S. Small Cap Equity ETF	$17,889,281	$(17,889,281)
ActiveBeta® World Vol Equity ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

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Notes to Financial Statements (continued)

August 31, 2023

10. OTHER RISKS (continued)

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s index (an “Index”) in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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10. OTHER RISKS (continued)

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

139

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF, and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights

Goldman Sachs ActiveBeta®

Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

	For the year ended August 31, 2023	For the two years ended August 31, 2023	For each of the five years in the period ended August 31, 2023
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period December 13, 2021 (commencement of operations) through August 31, 2022
ActiveBeta® World Low Vol Plus Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period March 15, 2022 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

140

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Month Period Ended 8/31/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from from March 1, 2023 through August 31, 2023, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF				ActiveBeta® Japan Equity ETF
	Beginning Account Value 3/1/2023	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid**	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid**	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid**
Actual based on NAV	$1,000	$1,036.06		$2.35	$1,000	$1,053.65		$1.29	$1,000	$1,050.04		$1.29	$1,000	$1,117.22		$1.33
Hypothetical 5% return	1,000	$1,022.90	+	2.33	1,000	$1,023.94	++	1.28	1,000	$1,023.95	++	1.28	1,000	$1,023.95	++	1.28
	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF				ActiveBeta® World Low Vol Plus Equity ETF
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid**	Beginning Account Value 3/1/23	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid**	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid**
Actual based on NAV	$1,000	$1,119.81		$1.07	$1,000	$1,130.04		$0.48	$1,000	$1,011.15		$1.01	$1,000	$1,079.78		$1.31
Hypothetical 5% return	1,000	$1,024.20	++	1.02	1,000	$1,024.75	++	0.46	1,000	$1,024.20	++	1.02	1,000	$1,023.94	++	1.28

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund is calculated using the Fund’s annualized net expense ratio (excluding proxy fee which is not annualized), which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

++	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

**	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	0.46%
Goldman Sachs ActiveBeta® Europe Equity ETF	0.25
Goldman Sachs ActiveBeta® International Equity ETF	0.25
Goldman Sachs ActiveBeta® Japan Equity ETF	0.25
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	0.20
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	0.09
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	0.20
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	0.25

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GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

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GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	69	None

Lawrence W. Stranghoener Age: 69	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

144

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ActiveBeta® ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2023, the total amount of income received by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF from sources within foreign countries and possessions of the United States was $1.3946, $1.4573, $0.7919 and $0.65 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF was 96.81%, 78.04%, 80.59% and 82.47%, respectively. The total amount of taxes paid by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF to foreign countries was $0.203, $0.2123, $0.0726 and $0.0905 per share, respectively.

For the fiscal year ended August 31, 2023, 77.93%, 100%, 100%, 100%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF, and ActiveBeta® World Low Vol Plus Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2023, 94.44%, 84.41%, 47.02%, and 85.64% of the dividends paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF, ActiveBeta® World Low Vol Plus Equity ETF, and ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

145

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta U.S. 1000 Equity ETF
Goldman Sachs MarketBeta® Total International Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
Goldman Sachs North American Pipelines & Power Equity ETF
Goldman Sachs Small Cap Core Equity ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“Russell”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.
The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

Solactive US Large Cap Index intends to track the performance of the large cap segment in the United States. Constituents are selected and weighted based on free-float market capitalization. The index is calculated as a total return index in USD and reconstituted semi-annually with quarterly IPO reviews.

Solactive GBS Developed Markets Large & Mid Cap Index is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in the developed European market. It is calculated as a total return index in EUR and weighted by free-float market capitalization.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Kirchmar Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Robert Griffith, Secretary* * Effective September 20, 2023

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

MarketBeta® and ActiveBeta® are registered trademarks of GSAM.

© 2023 Goldman Sachs. All rights reserved. 339797-OTU-10/23 ACTBETAAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Goldman Sachs Equity ETFs
Bloomberg Clean Energy Equity ETF (GCLN)
Equal Weight U.S. Large Cap Equity ETF (GSEW)
Hedge Industry VIP ETF (GVIP)
Innovate Equity ETF (GINN)
JUST U.S. Large Cap Equity ETF (JUST)
North America Pipelines & Power Equity ETF (GPOW)
Defensive Equity ETF (GDEF)

Goldman Sachs Equity ETFs

∎	BLOOMBERG CLEAN ENERGY EQUITY ETF (GCLN)

∎	EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF (GSEW)

∎	HEDGE INDUSTRY VIP ETF (GVIP)

∎	INNOVATE EQUITY ETF (GINN)

∎	JUST U.S. LARGE CAP EQUITY ETF (JUST)

∎	NORTH AMERICA PIPELINES & POWER EQUITY ETF (GPOW)

∎	DEFENSIVE EQUITY ETF (GDEF)

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Bloomberg Clean Energy Equity ETF

Principal Investment Strategies

The Goldman Sachs Bloomberg Clean Energy Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Bloomberg Goldman Sachs Global Clean Energy Index (the “Index”) is designed to deliver exposure to companies that are expected to have a significant impact on energy decarbonization through their exposure to clean energy which includes, but is not limited to, clean power infrastructure (generation, transmission and distribution), solar energy, wind energy, energy storage, hydrogen energy, energy digitalization and bioenergy. The Index is a free float-adjusted market capitalization-weighted index designed to identify relevant companies using curated data acquired from a variety of sources by Bloomberg Professional Services (the “Index Provider”). Some of the clean energy companies in which the Fund invests may have operations that involve traditional energy facilities (including oil, gas or other hydrocarbons). The Index Provider constructs the Index in accordance with a rules-based methodology that involves three steps.

Step 1 — In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by identifying securities that are constituents of the Bloomberg Global Equity Index and classified to be within clean energy sectors by Bloomberg New Energy Finance (“BNEF”). BNEF is a strategic research provider covering global commodity markets and the disruptive technologies driving the transition to a low-carbon economy.

Step 2 — In the second step, the Index Provider screens the Universe for thematic relevance to clean energy and estimates the proportion of an issuer’s value attributable to clean energy activities. The Index Provider’s estimates are based on quarterly data reviews by sector specialists using reported segment revenues, along with any other available metrics such as segmented earnings before interest, taxes, depreciation and amortization (“EBITDA”), alignment with the European Union’s Taxonomy Regulation, current and planned activities of the issuer, and expected growth of clean energy-relevant business lines relative to other business lines.

Thematic relevance is then divided into four categories based on percentage of a company’s value attributed to clean energy activities: A4 (Minor Driver of Decarbonization) – 10% or Less, A3 (Moderate Driver of Decarbonization) – 10% to 24%, A2 (Considerable Driver of Decarbonization) – 25% to 49% and A1 (Main Driver of Decarbonization) – 50% to 100%. Securities of issuers within category A4 (Minor) or Environmental, Social, and Governance (“ESG”)-controversial securities, and securities with high carbon impact and poor mitigation plans are excluded from the Index.

Step 3 — In the third step, the Index constituents are grouped by thematic relevance categories to maximize relevance and impact. Each thematic category is assigned a weighting to maximize exposure to securities with the greatest impact to de-carbonization as follows:

∎	60% of the Index weight is in securities classified as A1 (Main Driver of Decarbonization).

∎	30% of the Index weight is in securities classified as A2 (Considerable Driver of Decarbonization).

∎	10% of the index weight is in securities classified as A3 (Moderate Driver of Decarbonization).

Within each category, the weight for a single security is capped at a specified level that varies by category. Any excess weight resulted from capping is redistributed proportionally across the remaining uncapped securities in the Index.

The Index is normally rebalanced and reconstituted quarterly in March, June, September, and December.

As of August 31, 2023, the Index consisted of 191 securities with a market capitalization range of between approximately $630.2 million and $819.1 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each country or geographic region at all times.

1

INVESTMENT PROCESS

The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, the Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2023, we believed that static, clean energy indices developed by index generalists may be missing investment opportunities. To solve for this, the Fund’s underlying index was designed by energy specialists at Goldman Sachs and BNEF to evolve with the low carbon transition. The Fund’s dynamic index leverages BNEF’s more than 200 research analysts to provide exposure to growth-oriented pure-play and “transitioning” clean energy companies.

2

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) is designed to measure the performance of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2023, the Index consisted of 494 securities with a market capitalization range of between approximately $9.1 billion and $2,937.2 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2023, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

3

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is normally reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of August 31, 2023, the Index consisted of 50 securities with a market capitalization range of between approximately $5.6 billion and $2,937.2 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2023, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly 13F filings of hedge funds and identifying stocks that appear among top holdings the most frequently. Through an efficient implementation, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

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INVESTMENT PROCESS

Goldman Sachs Innovate Equity ETF

Principal Investment Strategies

The Goldman Sachs Innovate Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index (the “Index”). The Fund seeks to provide investors exposure to the beneficiaries of technological innovation across all sectors, geographies and market capitalizations.

The Index is designed to deliver exposure to companies that may benefit from technological innovation and the resulting changes in the economy across five key themes (the “Key Themes”) that are potential drivers of changes in the economy. Each Key Theme is divided into multiple sub-themes (the “Sub-Themes”). The Key Themes are:

Data-Driven World Theme — Companies that are positioned to potentially benefit from the unprecedented proliferation of data, capitalizing on data storage, security and analysis as well as artificial intelligence and machine learning.

Finance Reimagined Theme — Companies that are positioned to potentially benefit from the evolving financial landscape, from the digitization of traditional financial services to the development of blockchain technology.

Human Evolution Theme — Companies that are positioned to potentially benefit from advances in medical treatment and technology, from robotic surgery and precision medicine to gene therapy and care for an older population.

Manufacturing Revolution Theme — Companies that are positioned to potentially benefit from the technology-driven transformation of the manufacturing industry, including the emergence of new processes, products and energy sources.

New Age Consumer Theme — Companies that are positioned to potentially benefit from structural shifts in the way we consume goods and services due to changes in demographics, technology and consumer preferences.

The Index is comprised entirely of securities that compose the Solactive Data Driven World Index, the Solactive Finance Reimagined Index, the Solactive Human Evolution Index, the Solactive Manufacturing Revolution Index, and the Solactive New Age Consumer Index (the “Solactive Thematic Indexes”), which are designed to provide exposure to the Data Driven World Theme, the Finance Reimagined Theme, the Human Evolution Theme, the Manufacturing Revolution Theme and the New Age Consumer Theme, respectively. The weight of each index constituent within the Index is equal to the average weight of such index constituent across the Solactive Thematic Indexes, subject to specified minimum and maximum weights.

Solactive AG (the “Index Provider”) determines the components of each Solactive Thematic Index in accordance with a rules-based methodology that involves four steps. The following index methodology applies to each Solactive Thematic Index.

Step 1 — In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”). The Universe is comprised of companies that meet all the below criteria:

∎	The company’s primary listing must be on a regulated stock exchange approved by the Index Provider;

∎	The company’s stock must have an average daily trading volume over the most recent 1-month period (“ADTV”) of at least $1,000,000 in U.S. dollars;

∎	The company must have a total market capitalization of at least $500,000,000 in U.S. dollars; and

∎	The company must not be classified as within certain industries by the FactSet Industries and Economic Sectors classification in order to minimize non-theme-relevant exposures in the Index.

Step 2 — In the second step, the Index Provider screens publicly available information, such as financial news, business profiles and company publications, using keywords that describe the Key Theme and its proprietary natural language processing algorithm to identify companies within the Universe that have or are expected to have significant exposure to a Sub-Theme. In addition, additional company and/or third-party information is screened in order to verify a company’s relevance to at least one of the Sub-Themes. Securities of issuers whose relevance to at least one of the Sub-Themes cannot be verified is removed from the Universe.

Step 3 — In the third step, each company identified in Step 2 is assigned a thematic relevance score with respect to each Sub-Theme. For each Sub-Theme, the Index Provider identifies 50 companies with the highest thematic relevance scores. The Index Provider then combines the thematic relevance scores for all Sub-Themes of each company identified to calculate such

5

INVESTMENT PROCESS

company’s overall score. The top 100 companies with the highest overall scores are included in the Solactive Thematic Index. In addition, certain buffer rules are applied to prevent excessive turnover.

Step 4 — In the fourth step, the Index Provider calculates a thematic beta for each index constituent, which is a quantitative measurement of the exposure of the index constituents to the applicable Key Theme. Index constituents are then weighted according to a function of its market capitalization and thematic beta, subject to specified minimum and maximum weights.

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its Index, in depositary receipts representing securities included in its Index and in underlying stocks in respect of depositary receipts included in its Index. The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index is normally rebalanced quarterly on the third Friday of each January, April, July and October.

* * *

At the end of the Reporting Period, i.e., the 12-month period ended August 31, 2023, the pace of technological innovation was faster than ever before, creating significant disruption across industries as new entrants and business models emerged and incumbents faced the threat of being dislodged. In our view, the Fund presented an attractive long-term opportunity, as we thought its underlying secular growth Key Themes and Sub-Themes would drive the financial markets during the coming decades. We believed fundamentally sound companies that could benefit from these Key Themes and Sub-Themes may be well-positioned to outperform. Although the Fund’s growth style and its exposure to the emerging markets can lead to short-term volatility, we remained confident overall in the long-term strength of these Key Themes and Sub-Themes at the end of the Reporting Period.

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INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of August 31, 2023, the Index consisted of 459 securities with a market capitalization range of between approximately $1.3 billion and $2,937.2 billion. The Index is normally reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology providers for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

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INVESTMENT PROCESS

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2023, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 150,000 data points across 66 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

8

INVESTMENT PROCESS

Goldman Sachs North American Pipelines & Power Equity ETF

Principal Investment Strategies

The Goldman Sachs North American Pipelines & Power Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Solactive Energy Infrastructure Enhanced Index (the “Index”) is designed to deliver exposure to equity securities of U.S. and Canadian listed companies, including companies structured as master limited partnerships (“MLPs”), operating in the pipelines and power universe. The universe of pipelines and power companies will include those that are classified by a third party as operating within the “Midstream Energy,” “Liquefied Petroleum Gas (LPG), Propane and other Distributors,” or “Oil and Gas Transportation and Infrastructure” subsector or industry groups or derive a specified percentage of revenue from certain “Alternative Wholesale Power” sub-industries (subject to certain exclusions).

Investments in MLP securities taxed as partnerships will not exceed 25% of the Fund’s total assets as measured at the time of investment.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index is owned and calculated by Solactive AG (“Solactive” or the “Index Provider”). Solactive constructs the Index in accordance with a rules-based methodology that involves three steps.

Step 1 — The starting universe (“Universe”) is made up of listed equity securities primarily listed on an exchange in the United States or Canada issued by pipelines and power companies. Under the Index methodology, pipelines and power companies are those assigned by FactSet RBICS to the Midstream Energy, LPG, Propane & Other Distributors, or Oil and Gas Transportation and Infrastructure subsectors or industry groups or deriving a cumulative revenue above 50% from certain Alternative Wholesale Power RBICS sub-industries, in each case subject to certain additional screens and filters.

Step 2 — The Index Provider removes constituents with average daily market capitalizations and trading values below specific thresholds from the Universe. As of August 31, 2023, the Index includes issuers with public stock market capitalizations of at least $395.6 million.

Step 3 — The remaining securities are weighted by float-adjusted market capitalization in the Index. The securities are then measured by two fundamental factors, Growth and Quality. The Index determines Growth and Quality rankings using various sub-factors designed to measure a security’s performance based on these factors (for example, earnings per share growth for Growth and return on investment capital for Quality). The Index Provider ranks each security based on the two fundamental factors, and the index is then reweighted in proportion to scoring on these fundamental factors with higher scores having higher weights in the index. The weights of the constituents are adjusted at each rebalance to ensure compliance by the Fund with the diversification requirements of the Internal Revenue Code of 1986, as applicable to regulated investment companies (“RICs”).

The Index is rebalanced on a quarterly basis. The components of the Index may change over time. The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. As of the date of this Prospectus, the Index is concentrated in the energy sector. The degree to which components of the Index represent certain sectors or industries may change over time.

The Fund is structured as a RIC under the Code.

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INVESTMENT PROCESS

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED FUNDS. PRINCIPAL RISKS OF THE FUND

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2023, we believed that the Fund provides exposure to the full opportunity set of energy infrastructure securities, including those structured as both MLPs and common stocks. Further, we believed the Fund is enhanced with smart factors. More specifically, the Index, developed with input from energy specialists at Goldman Sachs Asset Management, applies quality and growth tilts that seek to apply the principles of active management in a rules-based framework. Finally, we believed the Fund provides a tax efficient structure, as its RIC structure avoids taxation at the fund level with an aim to maximize investor tax efficiency.

10

INVESTMENT PROCESS

Goldman Sachs Defensive Equity ETF

Principal Investment Strategies

The Goldman Sachs Defensive Equity ETF (the “Fund”) seeks long-term growth of capital with lower volatility than equity markets. In seeking to achieve this objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment and other instruments with similar economic exposures. The Fund’s investments in fixed income securities are limited to cash equivalents (including money market funds) and U.S. Treasury securities.

In an effort to provide lower volatility and enhanced downside protection, the Fund uses an options-based overlay strategy. Specifically, the Fund employs a “put option spread collar” overlay strategy whereby the Fund simultaneously purchases a near-the-money put while selling (writing) an out-of-the-money call and put on the S&P 500® Index or other national or regional stock market indices (or ETFs that seek to track such indices). The difference between strike prices in the put option spread is designed to provide the Fund with downside protection to the extent of the difference between the strike prices of the near-the-money put option bought and the out-of-the-money put option sold. (A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date. “Near-the-money” is a term used to describe an options contract with a strike price that is close to the market price of the underlying asset. “Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset.)

As the seller of S&P 500® Index call and put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the call option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

During periods in which the U.S. equity markets are generally unchanged or falling, a diversified portfolio with limited downside protection from its put spread collar strategy may outperform the same portfolio without such an options strategy. However, in strong rising markets where the aggregate appreciation of the underlying index exceeds the exercise price of the short call, a portfolio with a put spread collar strategy could significantly underperform the same portfolio without these options.

In addition to the use of the put spread collar overlay strategy described earlier, the Fund may use future contracts, primarily futures on indexes, options on futures, and total return swaps to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy. Derivative positions may be listed or over-the-counter (“OTC”) and may or may not be centrally cleared.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

* * *

At the end of the Reporting Period, i.e., the 12-month period ended August 31, 2023, we continued to employ our options-based overlay strategy, which may provide lower volatility and enhanced downside protection for the Fund, as we seek to provide investors with favorable risk-adjusted returns.

11

PORTFOLIO RESULTS

Goldman Sachs Bloomberg Clean Energy Equity ETF

Investment Objective

The Goldman Sachs Bloomberg Clean Energy Equity ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Global Clean Energy Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -10.11% based on net asset value (“NAV”) and -9.54% based on market price. The Index returned -9.55% during the same period.

The Fund had an NAV of $39.57 on August 31, 2022 and ended the Reporting Period with an NAV of $35.04 per share. The Fund’s market price on August 31, 2023 was $35.22 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund posted a negative absolute result that modestly underperformed the Bloomberg Goldman Sachs Clean Energy Index as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, utilities and industrials sectors detracted most from the Index’ results during the Reporting Period. Partially offsetting these detractors were Index constituents in the consumer discretionary, materials and health care sectors, which contributed positively to the Index’s results during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Positions in U.S.-based information technology company Enphase Energy, U.S.-based industrials company Plug Power and India-based utilities company Adani Green Energy detracted most (2.13%, 0.62% and 0.67% of Fund net assets as of August 31, 2023, respectively). Each of these companies posted a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Positions in South Korea-based materials company Ecopro, U.S.-based industrials company General Electric and U.S.-based electric vehicle maker Tesla contributed most positively (2.39%, 2.98% and 7.43% of Fund net assets as of August 31, 2023, respectively). Ecopro posted a four-digit gain within the Index during the Reporting Period. General Electric generated a triple-digit gain within the Index during the Reporting Period, and Tesla posted a single-digit negative return within the Index during the Reporting Period.

12

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize cash.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Bloomberg Goldman Sachs Global Clean Energy Index

Utilities	38.49%	38.50%
Industrials	24.04	24.04
Information Technology	20.02	20.08
Consumer Discretionary	9.15	9.12
Materials	5.76	5.77
Energy	1.78	1.78
Consumer Staples	0.46	0.47
Financials	0.25	0.25

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Bloomberg Goldman Sachs Global Clean Energy Index

U.S.	37.61%	37.61%
China	17.74	17.83
South Korea	7.06	7.04
Denmark	4.31	4.30
U.K.	4.20	4.19
France	3.98	3.97
Italy	3.95	3.95
Germany	3.84	3.84
Canada	3.30	3.31
Spain	2.93	2.92
Japan	2.31	2.32
Israel	1.38	1.37
India	1.23	1.24
Finland	1.14	1.14
Switzerland	0.89	0.89
Belgium	0.88	0.88
Brazil	0.75	0.76
Taiwan	0.54	0.54
Hong Kong	0.44	0.44
Czech Republic	0.43	0.43
Netherlands	0.42	0.42
Thailand	0.33	0.33
Norway	0.15	0.15
Portugal	0.11	0.11
Singapore	0.03	0.03

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Bloomberg Professional Services. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.4% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Global Clean Energy Index.

13

FUND BASICS

Bloomberg Clean Energy Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$35.22
Net Asset Value (NAV)[1]	$35.04

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Tesla, Inc.	7.4%	Consumer Discretionary	United States
Contemporary Amperex Technology Co. Ltd., Class A	5.0	Industrials	China
NextEra Energy, Inc.	4.7	Utilities	United States
Edison International	3.3	Utilities	United States
General Electric Co.	3.0	Industrials	United States
Vestas Wind Systems A/S	2.9	Industrials	Denmark
Enel SpA	2.8	Utilities	Italy
Samsung SDI Co. Ltd.	2.7	Information Technology	South Korea
Schneider Electric SE	2.7	Industrials	United States
Sempra	2.5	Utilities	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on February 8, 2022 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, a market cap-based index against which the performance of the Fund is measured, Bloomberg Goldman Sachs Global Clean Energy Index (Total Return, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Bloomberg Clean Energy Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 8, 2022 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year	Since Inception
Shares based on NAV (Commenced February 8, 2022)	-10.11%	-6.34%

Shares based on Market Price (Commenced February 8, 2022)	-9.54%	-6.03%

Bloomberg Goldman Sachs Global Clean Energy Index (TR, unhedged, USD)	-9.55%	-5.40%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

15

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 8.58% based on net asset value (“NAV”) and 8.56% based on market price. The Index returned 8.75%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 15.94% during the same period.

The Fund had an NAV of $58.98 on August 31, 2022 and ended the Reporting Period with an NAV of $62.93 per share. The Fund’s market price on August 31, 2023 was $62.93 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a positive absolute return but underperformed the S&P 500® Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the utilities, real estate and consumer staples sectors detracted most from the Index’s results relative to the S&P 500® Index during the Reporting Period. Index constituents in the information technology, industrials and consumer discretionary sectors contributed most positively to the Index’s results relative to the S&P 500® Index.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, positions in regional bank First Republic Bank, industrials company Plug Power and communication services company ZoomInfo Technologies detracted most (0.00%[1], 0.00% and 0.00% of Fund net assets as of August 31, 2023, respectively). Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

16

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, positions in information technology companies NVIDIA and Palantir Technologies and in consumer discretionary company Royal Caribbean Cruises contributed most positively (0.23%, 0.16% and 0.19% of Fund net assets as of August 31, 2023, respectively). NVIDIA and Royal Caribbean Cruises each posted a triple-digit positive return within the Index during the Reporting Period, and Palantir Technologies generated a robust double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index	S&P 500® Index

Information Technology	15.68%	15.68%	27.32%
Industrials	14.68	14.66	7.92
Financials	14.29	14.23	10.86
Health Care	13.32	13.37	14.07
Consumer Discretionary	8.37	8.38	11.43
Consumer Staples	6.78	6.81	6.77
Real Estate	6.37	6.38	2.86
Utilities	5.45	5.44	3.13
Materials	5.41	5.45	2.54
Energy	5.36	5.33	4.67
Communication Services	4.27	4.27	8.42

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

17

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$62.93
Net Asset Value (NAV)[1]	$62.93

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business
Texas Pacific Land Corp.	0.3%	Energy
Eli Lilly & Co.	0.3	Health Care
Atlassian Corp., Class A	0.3	Information Technology
Axon Enterprise, Inc.	0.3	Industrials
Splunk, Inc.	0.2	Information Technology
Zebra Technologies Corp., Class A	0.2	Information Technology
Horizon Therapeutics PLC	0.2	Health Care
Akamai Technologies, Inc.	0.2	Information Technology
APA Corp.	0.2	Energy
NVIDIA Corp.	0.2	Information Technology

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 12, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Solactive US Large Cap Equal Weight Index (GTR) and the S&P® 500 Index (Total Return, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 12, 2017 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year	5 Year	Since Inception
Shares based on NAV (Commenced September 12, 2017)	8.58%	8.10%	9.36%

Shares based on Market Price (Commenced September 12, 2017)	8.56%	8.09%	9.36%

Solactive US Large Cap Equal Weight Index (GTR)	8.75%	8.27%	9.53%

S&P 500® Index (TR, unhedged, USD)	15.94%	11.12%	12.37%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

19

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index® (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 17.90% based on net asset value (“NAV”) and 17.81% based on market price. The Index returned 18.42%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 15.94% during the same period.

The Fund had an NAV of $75.37 on August 31, 2022 and ended the Reporting Period with an NAV of $88.85 per share. The Fund’s market price on August 31, 2023 was $88.90 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?[1]

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a double-digit positive absolute return and outperformed the S&P 500® Index. The Fund also outperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

20

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, industrials and communication services sectors contributed most positively to the Index’s results relative to the S&P 500® Index during the Reporting Period. Only partially offsetting these positive contributors were Index constituents in the materials sector, the only sector to detract from the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, positions in information technology company NVIDIA and in communication services companies Meta Platforms (Class A) and Netflix contributed most positively (2.21%, 1.89% and 1.99% of Fund net assets as of August 31, 2023, respectively). NVIDIA generated a triple-digit gain within the Index during the Reporting Period. Meta Platforms (Class A) and Netflix each posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, positions in financials company First Horizon and in information technology companies Atlassian and Five9, each of which is not a component of the S&P 500® Index, detracted most (0.00%[1], 0.00% and 0.00% of Fund net assets as of August 31, 2023, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS Hedge Fund VIP IndexTM	S&P 500® Index

Information Technology	26.59%	26.59%	27.32%
Financials	19.41	19.41	10.86
Health Care	13.94	13.94	14.07
Communication Services	9.91	9.91	8.42
Consumer Discretionary	9.82	9.82	11.43
Industrials	8.20	8.20	7.92
Energy	8.09	8.09	4.67
Utilities	2.03	2.03	3.13
Consumer Staples	2.02	2.02	6.77
Real Estate	0.00	0.00	2.86
Materials	0.00	0.00	2.54

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index®.

21

FUND BASICS

Hedge Industry VIP ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$88.90
Net Asset Value (NAV)[1]	$88.85

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business

Vertiv Holdings Co.	2.2%	Industrials
NVIDIA Corp.	2.2	Information Technology
Palo Alto Networks, Inc.	2.2	Information Technology
Horizon Therapeutics PLC	2.1	Health Care
Broadcom, Inc.	2.1	Information Technology
VMware, Inc., Class A	2.1	Information Technology
Workday, Inc., Class A	2.1	Information Technology
Apollo Global Management, Inc.	2.1	Financials
Seagen, Inc.	2.1	Health Care
Tenet Healthcare Corp.	2.1	Health Care

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on November 1, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap- based index against which the performance of the Fund is measured, the Goldman Sachs Hedge Fund VIP Index™ and the S&P 500® Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Hedge Industry VIP ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2016 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year	5 Year	Since Inception
Shares based on NAV (Commenced November 1, 2016)	17.90%	9.21%	12.73%

Shares based on Market Price (Commenced November 1, 2016)	17.81%	9.22%	12.74%

Goldman Sachs Hedge Fund VIP Index™	18.42%	9.72%	13.26%

S&P 500® Index (Total Return, USD)	15.94%	11.12%	13.78%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

23

PORTFOLIO RESULTS

Goldman Sachs Innovate Equity ETF

Investment Objective

The Goldman Sachs Innovate Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 13.38% based on net asset value (“NAV”) and 13.51% based on market price. The Index returned 13.35% during the same period.

The Fund had an NAV of $43.67 per share on August 31, 2022 and ended the Reporting Period with an NAV of $49.42 per share. The Fund’s market price on August 31, 2023 was $49.42 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

During the Reporting Period, the Fund recorded positive absolute returns that closely tracked the Index, as measured by NAV. During the Reporting Period, all five of the Key Themes — Data-Driven World, Finance Reimagined, Human Evolution, Manufacturing Revolution Theme and New Age Consumer — added to the Index’s performance.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	During the Reporting Period, the Index benefited most from investments in NVIDIA, a U.S. designer and manufacturer of graphics processors, chipsets and related multimedia software; Meta Platforms, a U.S. technology conglomerate; and Microsoft, a U.S. developer of personal computer software systems and applications (2.24%, 1.47% and 2.03% of Fund net assets as of August 31, 2023, respectively). NVIDIA posted a triple-digit positive return within the Index, while Meta Platforms and Microsoft each recorded a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s returns during the Reporting Period?

A	Positions in Lucid Group, a U.S. manufacturer of electric vehicles; NIO, a Chinese automobile maker; and PayPal Holdings, a U.S. digital payments platform provider (0.20%, 0.19% and 0.44% of Fund net assets as of August 31, 2023, respectively) detracted from the Index’s returns. Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

24

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Index

Information Technology	25.99%	26.26%
Health Care	21.75	21.70
Consumer Discretionary	14.75	14.71
Financials	14.44	14.40
Communication Services	11.62	11.60
Industrials	7.40	7.38
Utilities	1.21	1.30
Energy	1.00	1.00
Consumer Staples	0.83	0.82
Real Estate	0.81	0.81

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Index

U.S.	72.81%	69.71%
China	6.09	6.09
Japan	3.92	3.91
Hong Kong	3.03	—
Germany	2.40	2.39
U.K.	2.36	2.44
Switzerland	2.01	2.18
South Korea	1.90	1.90
France	1.76	1.58
Canada	1.50	2.31
Argentina	0.74	—
Denmark	0.71	0.71
Singapore	0.71	0.05
Netherlands	0.66	1.07
Taiwan	0.62	0.62
Israel	0.34	0.56
Finland	0.22	0.22
Belgium	0.09	0.09
Australia	0.08	0.08
Sweden	0.07	—
Kazakhstan	0.04	0.04

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

25

FUND BASICS

Innovate Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$49.42
Net Asset Value (NAV)[1]	$49.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business

NVIDIA Corp.	2.2%	Information Technology
Alphabet, Inc., Class A	2.2	Communication Services
Apple, Inc.	2.1	Information Technology
Microsoft Corp.	2.0	Information Technology
Amazon.com, Inc.	2.0	Consumer Discretionary
Meta Platforms, Inc., Class A	1.5	Communication Services
Alibaba Group Holding Ltd. ADR	1.1	Consumer Discretionary
Tesla, Inc.	1.0	Consumer Discretionary
Eli Lilly & Co.	0.9	Health Care
Advanced Micro Devices, Inc.	0.9	Information Technology

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS INNOVATE EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on November 6, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Solactive Innovative Global Equity Index (Net Total Return, USD), a market-cap based index against which the performance of the Fund is measured, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Innovate Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 6, 2020)	13.38%	0.05%

Shares based on Market Price (Commenced November 6, 2020)	13.51%	0.05%

Solactive Innovative Global Equity Index (Net Total Return, USD)	13.35%	0.17%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

27

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 15.00% based on net asset value (“NAV”) and 14.84% based on market price. The Index returned 15.20%, and the Russell 1000® Index (Total Return, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned 15.40% during the same period.

The Fund had an NAV of $56.72 on August 31, 2022 and ended the Reporting Period with an NAV of $64.22 per share. The Fund’s market price on August 31, 2023 was $64.27 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

During the Reporting Period, the Index posted a double-digit positive absolute return that performed in line with the Russell 1000® Index. The Fund also performed in line with the Russell 1000® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, industrials and consumer discretionary sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the utilities and real estate sectors detracted from the Index’s results relative to the Russell 1000® Index during the Reporting Period, the only two sectors to do so.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, positions in information technology companies NVIDIA, Microsoft and Apple contributed most positively (3.26%, 6.77% and 7.79% of Fund net assets as of August 31, 2023, respectively). NVIDIA generated a triple-digit gain within the Index during the Reporting Period, and Microsoft and Apple each posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Russell 1000® Index, positions in entertainment and media company The Walt Disney Company and in real estate companies American Tower and Crown Castle detracted most (0.52%, 0.41% and 0.21% of Fund net assets as of August 31, 2023, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

28

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	JUST US Large Cap Diversified Index	Russell 1000® Index

Information Technology	28.63%	28.63%	27.06%
Health Care	14.25	14.25	13.01
Financials	10.79	10.79	12.97
Consumer Discretionary	10.58	10.58	10.89
Industrials	8.17	8.17	9.46
Communication Services	7.38	7.38	8.41
Consumer Staples	6.51	6.51	6.18
Energy	4.91	4.91	4.32
Real Estate	3.34	3.34	2.74
Utilities	2.97	2.97	2.33
Materials	2.46	2.46	2.63

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

29

FUND BASICS

JUST U.S. Large Cap Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$64.27
Net Asset Value (NAV)[1]	$64.22

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.8%	Information Technology
Microsoft Corp.	6.8	Information Technology
Amazon.com, Inc.	4.3	Consumer Discretionary
NVIDIA Corp.	3.3	Information Technology
Alphabet, Inc., Class A	2.3	Communication Services
Alphabet, Inc., Class C	2.0	Communication Services
JPMorgan Chase & Co.	1.5	Financials
Exxon Mobil Corp.	1.4	Energy
Eli Lilly & Co.	1.3	Health Care
Visa, Inc., Class A	1.3	Financials

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

30

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on June 7, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the JUST US Large Cap Diversified Index and the Russell 1000® Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs JUST U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 7, 2018 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	5 Year Return	Since Inception
Shares based on NAV (Commenced June 7, 2018)	15.00%	10.58%	11.14%

Shares based on Market Price (Commenced June 7, 2018)	14.84%	10.60%	11.15%

JUST US Large Cap Diversified Index	15.20%	10.83%	11.38%

Russell 1000® Index	15.40%	10.77%	11.31%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

31

PORTFOLIO RESULTS

Goldman Sachs North America Pipelines & Power Equity ETF

Investment Objective

The Goldman Sachs North American Pipelines & Power Equity ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Energy Infrastructure Enhanced Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning from its inception on July 11, 2023 through August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.16% based on net asset value (“NAV”) and 1.24% based on market price. The Index returned 0.98% during the same period.

The Fund had an NAV of $40.46 on July 11, 2023 and ended the Reporting Period with an NAV of $40.93 per share. The Fund’s market price on August 31, 2023 was $40.96 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund posted a positive absolute return and outperformed the Index, as measured by NAV.

Q	Which sectors and countries contributed positively to the Index’s relative performance during the Reporting Period, and which detracted?

A	Index constituents in the energy sector contributed positively to the Index’s results during the Reporting Period. Index constituents in the utilities sector detracted from the Index’s results during the Reporting Period.

From a country perspective, Index constituents in the U.S. contributed positively to the Index’s results during the Reporting Period. Index constituents in the U.K. and Canada detracted from the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Positions in energy companies Targa Resources, Cheniere Energy and Oneok contributed most positively (8.45%, 9.30% and 8.67% of Fund net assets as of August 31, 2023, respectively). Targa Resources posted a double-digit gain within the Index during the Reporting Period. Cheniere Energy and Oneok each generated a single-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Positions in U.S.-based utilities company AES, Canada-based energy company TC Energy and U.S.-based utilities company Nextera Energy Partners L.P. detracted most (3.92%, 4.27%, 1.26% of Fund net assets as of August 31, 2023, respectively). AES and Nextera each posted a double-digit negative return within the Index during the Reporting Period. TC Energy generated a single-digit negative return within the Index during the Reporting Period.

32

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Energy Infrastructure Enhanced Index

Energy	81.25%	81.27%
Utilities	18.72	18.72

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Solactive Energy Infrastructure Enhanced Index

U.S.	75.87%	75.89%
Canada	23.51	23.51
U.K.	0.59	0.59

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Bloomberg Professional Services. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Energy Infrastructure Enhanced Index.

33

FUND BASICS

North America Pipelines & Power Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$40.96
Net Asset Value (NAV)[1]	$40.93

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business

Cheniere Energy, Inc.	9.3%	Energy
ONEOK, Inc.	8.7	Energy
Targa Resources Corp.	8.4	Energy
Williams Cos., Inc. (The)	5.6	Energy
Kinder Morgan, Inc.	5.4	Energy
Enbridge, Inc.	4.9	Energy
Pembina Pipeline Corp.	4.7	Energy
Energy Transfer LP	4.7	Energy
TC Energy Corp.	4.3	Energy
Enterprise Products Partners LP	4.2	Energy

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

34

GOLDMAN SACHS NORTH AMERICA PIPELINES & POWER EQUITY ETF

Performance Summary

August 31, 2023

Cumulative Total Return through August 31, 2023*	Since Inception
Shares based on NAV (Commenced July 11, 2023)	1.16%

Shares based on Market Price (Commenced July 11, 2023)	1.16%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

35

PORTFOLIO RESULTS

Goldman Sachs Defensive Equity ETF

Investment Objective

The Goldman Sachs Defensive Equity ETF (the “Fund”) seeks long-term growth of capital with lower volatility than equity markets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses performance and positioning for the periods from January 1, 2023 through January 20, 2023 and from the Fund’s inception on January 23, 2023 through August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.25% based on net asset value (“NAV”) and 11.90% based on market price. By comparison, the S&P 500® Index returned 14.66% during the same period.

The predecessor fund had an NAV of $41.72 per share on December 31, 2022 and ended the Reporting Period with an NAV of $44.52 per share. The Fund’s market price on August 31, 2023 was $44.53 per share.

The Goldman Sachs Defensive Equity Fund (the “predecessor fund”), which was reorganized into the Fund on January 20, 2023, generated a cumulative total return of 0.93%* between January 1, 2023 and January 20, 2023 compared to the cumulative total return of 3.55% of the benchmark, the S&P 500® Index, during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment and other instruments with similar economic exposures. The Fund’s investments in fixed income securities are limited to cash equivalents (including money market funds) and U.S. Treasury securities.

The Fund also uses an options-based overlay strategy in an effort to provide lower volatility and enhanced downside protection. The QIS Team uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments for the Fund. Because of the impact of the options-based overlay strategy, the returns of the Fund are not expected to closely track the S&P 500® Index, even if the returns of the portfolio securities held by the Fund resemble the returns of the S&P 500® Index. In addition, the Fund’s returns may trail the returns of the S&P 500® Index for short or extended periods of time.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

During the Reporting Period, the Fund produced a positive absolute return but underperformed the S&P 500® Index. The relative underperformance was due primarily to the Fund’s options-based overlay strategy. Specifically, the Fund’s put option spread collar detracted from relative returns, as the S&P 500® Index appreciated through the strike price of the call options. (The put option spread collar refers to the strategy whereby the Fund simultaneously purchases a near-the-money put while selling an out-of-the-money call and put on the S&P 500® Index. A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date. “Near-the-money” is a term used to describe an options contract with a strike price that is close to the market price of the underlying asset. “Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset.)

36

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

The Fund was also hampered during the Reporting Period by stock selection. In terms of market capitalization, investments in large-cap stocks detracted most from relative performance. Among sectors, the Fund was hurt most by selection in information technology and consumer discretionary, though underweighted allocations compared to the S&P 500® Index in the energy and financials sectors contributed positively.

As for the predecessor fund, during the period from January 1, 2023 through January 20, 2023, the options-based overlay strategy held back relative performance as the S&P 500® Index rallied. The equity strategy, which aimed to pick defensive stocks, detracted from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity index call options and equity index put options as part of the options-based overlay. The use of these derivatives had a negative impact on the Fund’s performance. In addition, the Fund employed equity index futures to gain exposure to the U.S. equity market, which had a positive impact on performance during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the S&P 500® Index at the end of the Reporting Period?

Sector Name	Fund	S&P 500® Index
Information Technology	24.37%	27.34%
Health Care	17.86	14.00
Industrials	12.92	8.46
Financials	10.21	12.27
Consumer Discretionary	9.79	10.40
Consumer Staples	9.53	6.86
Communication Services	6.41	8.30
Materials	2.40	2.49
Energy	1.72	4.51
Real Estate	1.58	2.54

37

FUND BASICS

Defensive Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$44.53
Net Asset Value (NAV)[1]	$44.52

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. (“NYSE Arca”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.3%	Information Technology
Alphabet, Inc., Class A	3.5	Communication Services
Amazon.com, Inc.	2.8	Consumer Discretionary
NVIDIA Corp.	2.7	Information Technology
Meta Platforms, Inc., Class A	1.6	Communication Services
Berkshire Hathaway, Inc., Class B	1.2	Financials
UnitedHealth Group, Inc.	1.2	Health Care
Eli Lilly & Co.	1.1	Health Care
JPMorgan Chase & Co.	1.1	Financials
Johnson & Johnson	1.0	Health Care

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

38

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value as of August 31, 2023, of a $10,000 investment made on September 30, 2020 (commencement of operations) in Shares at NAV1. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® (TR, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

[1]	Commencement date for Institutional Class Shares of the Predecessor Fund (as defined below).

Defensive Equity ETF’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from September 30, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Shares Based on NAV (Commenced September 30, 2020)**	8.51%	3.10%

Shares Based on Market Price (Commenced January 23, 2023)	N/A	11.90%

S&P 500® Index (TR, unhedged, USD)	15.94%	12.32%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. On January 23, 2023, the Goldman Sachs Defensive Equity ETF acquired the assets and liabilities, and assumed the NAV, performance, financial and other historical information, of the Goldman Sachs Defensive Equity Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since September 30, 2020. The Fund’s performance prior to January 23, 2023 is linked to the Predecessor Fund’s Institutional Class Shares. There were no changes to the investment strategy or objective of the Fund. The Fund was listed on the NYSE Arca on January 23, 2023.

Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value (“NAV”) per share of the Predecessor Fund Shares rather than on market-determined prices.

**	Commencement date for Institutional Class Shares of the Predecessor Fund.

39

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing. It is not possible to invest directly in an unmanaged index.

S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Bloomberg Goldman Sachs Global Clean Energy Index is service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Goldman Sachs. “Goldman Sachs®” is a trademark of Goldman Sachs and has been licensed by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review, or recommend Goldman Sachs Bloomberg Clean Energy ETF (the “ETF”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

Solactive US Large Cap Equal Weight Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

The Goldman Sachs Hedge Fund VIP IndexTM is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-Iisted stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

Solactive Innovative Global Equity Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

JUST US Large Cap Diversified Index “JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index. The index provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

Solactive Energy Infrastructure Enhanced Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs North American Pipelines & Power Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs North American Pipelines & Power Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs North American Pipelines & Power Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

40

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.4%
Belgium – 0.9%
158	Elia Group SA/NV (Utilities)	$18,263
2,196	Umicore SA (Materials)	58,323

		76,586

Brazil – 0.6%
3,314	AES Brasil Energia SA (Utilities)*	7,390
3,340	Alupar Investimento SA (Utilities)	19,085
3,345	Centrais Eletricas Brasileiras SA (Utilities)	23,822
817	Cosan SA (Energy)	2,891
279	Energisa SA (Utilities)	2,598

		55,786

Canada – 3.3%
3,730	Algonquin Power & Utilities Corp. (Utilities)	28,204
556	Atco Ltd., Class I (Utilities)	15,329
1,107	Boralex, Inc., Class A (Utilities)	26,821
80	Capital Power Corp. (Utilities)	2,405
2,636	Fortis, Inc. (Utilities)	103,242
1,702	Hydro One Ltd. (Utilities)(a)	44,181
2,719	Northland Power, Inc. (Utilities)	51,347
120	SNC-Lavalin Group, Inc. (Industrials)	3,905
85	WSP Global, Inc. (Industrials)	11,890

		287,324

China – 18.5%
1,500	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	9,134
7,400	Beijing Jingyuntong Technology Co. Ltd., Class A (Information Technology)*	4,809
2,800	BYD Co. Ltd., Class A (Consumer Discretionary)	95,943
12,000	CECEP Solar Energy Co. Ltd., Class A (Utilities)	9,942
19,900	CECEP Wind-Power Corp., Class A (Utilities)	9,187
7,900	China Baoan Group Co. Ltd., Class A (Industrials)	11,570
24,239	China Datang Corp Renewable Power Co. Ltd., Class H (Utilities)	6,028
36,345	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	28,782
57,500	China National Nuclear Power Co. Ltd., Class A (Utilities)	56,880
87,300	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	59,012
13,580	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	441,348
1,900	Dajin Heavy Industry Co. Ltd., Class A (Industrials)	6,440
630	Daqo New Energy Corp. ADR (Information Technology)*	23,291
6,200	Eve Energy Co. Ltd., Class A (Industrials)	42,080
300	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	1,954
18,000	GCL System Integration Technology Co. Ltd., Class A (Information Technology)*	7,122

Common Stocks – (continued)
China – (continued)
220,153	GCL Technology Holdings Ltd. (Information Technology)	38,181
15,800	GEM Co. Ltd., Class A (Materials)	13,589
1,250	Ginlong Technologies Co. Ltd., Class A (Industrials)	12,887
10,600	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	13,835
436	GoodWe Technologies Co. Ltd., Class A (Industrials)	8,292
5,400	Gotion High-tech Co. Ltd., Class A (Industrials)*	17,969
1,400	Guangzhou Great Power Energy & Technology Co. Ltd., Class A (Industrials)*	6,888
5,900	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	26,612
5,732	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	24,484
2,500	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	5,636
1,704	Hoyuan Green Energy Co. Ltd., Class A (Information Technology)	9,758
10,104	JA Solar Technology Co. Ltd., Class A (Information Technology)	38,634
4,300	Jilin Electric Power Co. Ltd., Class A (Utilities)*	2,960
368	JinkoSolar Holding Co. Ltd. ADR (Information Technology)*	12,339
23,160	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	84,481
1,020	Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A (Industrials)	4,206
6,900	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	14,154
1,300	Ningbo Ronbay New Energy Technology Co. Ltd., Class A (Industrials)	9,098
176	NXP Semiconductors NV (Information Technology)	36,207
3,500	Risen Energy Co. Ltd., Class A (Information Technology)	9,656
5,600	Shanghai Aiko Solar Energy Co. Ltd., Class A (Information Technology)	17,088
335	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	1,506
1,100	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	7,251
900	Shenzhen Dynanonic Co. Ltd., Class A (Materials)	11,597
1,800	Shenzhen Kstar Science And Technology Co. Ltd., Class A (Industrials)	7,488
500	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	6,085
3,896	Shenzhen Senior Technology Material Co. Ltd., Class A (Materials)	7,521
4,600	Sungrow Power Supply Co. Ltd., Class A (Industrials)	63,042

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
868	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	$18,194
7,800	TBEA Co. Ltd., Class A (Industrials)	15,753
12,275	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	43,258
5,500	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)*	9,831
13,700	Tongwei Co. Ltd., Class A (Information Technology)	60,383
6,679	Trina Solar Co. Ltd., Class A (Information Technology)	31,181
768	Wuhan DR Laser Technology Corp. Ltd., Class A (Information Technology)	5,321
451	Wuxi Autowell Technology Co. Ltd., Class A (Information Technology)	10,429
2,200	Xiamen Tungsten Co. Ltd., Class A (Materials)	5,244
4,880	Xinjiang Daqo New Energy Co. Ltd., Class A (Information Technology)	27,871
1,834	Xinte Energy Co. Ltd., Class H (Industrials)*(b)	3,246
23,042	Xinyi Solar Holdings Ltd. (Information Technology)	19,246
3,300	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	11,235
4,000	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	30,957

		1,617,115

Czech Republic – 0.4%
876	CEZ AS (Utilities)	37,279

Denmark – 4.3%
1,964	Orsted AS (Utilities)(a)	126,558
10,772	Vestas Wind Systems A/S (Industrials)*	249,388

		375,946

Finland – 1.2%
290	Fortum OYJ (Utilities)	3,903
2,619	Neste OYJ (Energy)	96,021

		99,924

France – 1.1%
1,184	Engie SA (Utilities)	19,135
1,047	Neoen SA (Utilities)(a)	31,523
383	Vinci SA (Industrials)	42,799

		93,457

Germany – 3.8%
607	BASF SE (Materials)	30,826
1,143	Encavis AG (Utilities)*	17,572
12,243	E.ON SE (Utilities)	151,217
832	Infineon Technologies AG (Information Technology)	29,813
1,161	Nordex SE (Industrials)*	13,918
427	RWE AG (Utilities)	17,639

Common Stocks – (continued)
Germany – (continued)
2,862	Siemens Energy AG (Industrials)*	40,878
114	SMA Solar Technology AG (Information Technology)*	9,193
216	VERBIO Vereinigte BioEnergie AG (Energy)	10,242
95	Wacker Chemie AG (Materials)	14,033

		335,331

India – 1.2%
5,225	Adani Green Energy Ltd. (Utilities)*	58,611
26,454	NHPC Ltd. (Utilities)	16,041
2,053	Power Grid Corp. of India Ltd. (Utilities)	6,064
83,092	Suzlon Energy Ltd. (Industrials)*	24,641
975	Tata Power Co. Ltd. (The) (Utilities)	2,887

		108,244

Israel – 0.2%
1,250	Enlight Renewable Energy Ltd. (Utilities)*	20,371

Italy – 3.9%
35,733	Enel SpA (Utilities)	240,841
1,756	Eni SpA (Energy)	27,224
486	ERG SpA (Utilities)	13,345
7,704	Terna – Rete Elettrica Nazionale (Utilities)	63,715

		345,125

Japan – 2.3%
293	Denso Corp. (Consumer Discretionary)	20,043
621	Hitachi Ltd. (Industrials)	41,350
226	Kyocera Corp. (Information Technology)	11,609
1,114	Marubeni Corp. (Industrials)	18,246
337	NIDEC Corp. (Industrials)	17,667
1,471	Panasonic Holdings Corp. (Consumer Discretionary)	16,970
789	Renesas Electronics Corp. (Information Technology)*	13,280
58	Rohm Co. Ltd. (Information Technology)	4,848
3,700	SUMCO Corp. (Information Technology)	49,482
286	Toshiba Corp. (Industrials)	9,041

		202,536

Norway – 0.2%
11,663	NEL ASA (Industrials)*	12,817

Portugal – 0.1%
2,044	EDP – Energias de Portugal SA (Utilities)	9,331

Singapore – 0.3%
614	Sembcorp Industries Ltd. (Utilities)	2,433
437	STMicroelectronics NV (Information Technology)	20,710

		23,143

South Korea – 7.0%
178	CS Wind Corp. (Industrials)	8,551
270	Doosan Enerbility Co. Ltd. (Industrials)*	3,722
219	Ecopro Co. Ltd. (Materials)	208,272
462	Hanwha Solutions Corp. (Materials)*	12,741

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
263	L&F Co. Ltd. (Information Technology)	$42,780
232	LG Chem Ltd. (Materials)	102,331
511	Samsung SDI Co. Ltd. (Information Technology)	237,378

		615,775

Spain – 2.9%
131	Acciona SA (Utilities)	18,747
216	Endesa SA (Utilities)	4,496
18,375	Iberdrola SA (Utilities)	218,579
891	Solaria Energia y Medio Ambiente SA (Utilities)*	13,287

		255,109

Switzerland – 0.9%
1,086	ABB Ltd. (Industrials)	41,424
108	BKW AG (Utilities)	18,586
39,237	Meyer Burger Technology AG (Information Technology)*	17,636

		77,646

Taiwan – 0.6%
1,238	Delta Electronics, Inc. (Information Technology)	13,450
5,329	Sino-American Silicon Products, Inc. (Information Technology)	26,188
15,066	United Renewable Energy Co. Ltd. (Information Technology)	7,782

		47,420

Thailand – 0.3%
15,928	Energy Absolute PCL NVDR (Utilities)	28,770

United Kingdom – 4.2%
4,356	Drax Group PLC (Utilities)	30,469
16,884	National Grid PLC (Utilities)	211,849
6,028	SSE PLC (Utilities)	124,238

		366,556

United States – 41.2%
3,587	AES Corp. (The) (Utilities)	64,315
171	Alliant Energy Corp. (Utilities)	8,579
347	Ameresco, Inc., Class A (Industrials)*	15,091
351	American Electric Power Co., Inc. (Utilities)	27,518
367	Archer-Daniels-Midland Co. (Consumer Staples)	29,103
33	Arcosa, Inc. (Industrials)	2,581
1,557	Array Technologies, Inc. (Industrials)*	38,723
390	Avangrid, Inc. (Utilities)	13,455
51	Avista Corp. (Utilities)	1,698
1,945	Bloom Energy Corp., Class A (Industrials)*	29,156
1,386	Brookfield Renewable Corp., Class A (Utilities)	38,641
102	Bunge Ltd. (Consumer Staples)	11,661
449	Clearway Energy, Inc., Class C (Utilities)	11,122

Common Stocks – (continued)
United States – (continued)
236	Consolidated Edison, Inc. (Utilities)	20,995
566	Dominion Energy, Inc. (Utilities)	27,474
124	DTE Energy Co. (Utilities)	12,819
522	Duke Energy Corp. (Utilities)	46,354
19	Dycom Industries, Inc. (Industrials)*	1,899
4,204	Edison International (Utilities)	289,445
32	EMCOR Group, Inc. (Industrials)	7,176
386	Emerson Electric Co. (Industrials)	37,924
1,277	Enovix Corp. (Industrials)*	17,597
1,467	Enphase Energy, Inc. (Information Technology)*	185,619
667	Exelon Corp. (Utilities)	26,760
1,112	First Solar, Inc. (Information Technology)*	210,301
426	Fluence Energy, Inc. (Industrials)*	11,225
4,439	FuelCell Energy, Inc. (Industrials)*(b)	6,215
333	Generac Holdings, Inc. (Industrials)*	39,564
2,272	General Electric Co. (Industrials)	260,053
630	Green Plains, Inc. (Energy)*	19,555
982	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT (Financials)	21,967
487	Itron, Inc. (Information Technology)*	33,316
42	MasTec, Inc. (Industrials)*	4,179
6,180	NextEra Energy, Inc. (Utilities)	412,824
40	NorthWestern Corp. (Utilities)	2,016
294	ON Semiconductor Corp. (Information Technology)*	28,947
552	Ormat Technologies, Inc. (Utilities)	41,919
6,353	Plug Power, Inc. (Industrials)*(b)	53,746
340	Public Service Enterprise Group, Inc. (Utilities)	20,767
96	Quanta Services, Inc. (Industrials)	20,147
2,462	QuantumScape Corp. (Consumer Discretionary)*	17,579
1,352	Schneider Electric SE (Industrials)	232,699
3,148	Sempra (Utilities)	221,053
614	SolarEdge Technologies, Inc. (Information Technology)*	99,818
1,084	Sunnova Energy International, Inc. (Utilities)*(b)	15,078
941	SunPower Corp. (Industrials)*	6,738
2,270	Sunrun, Inc. (Industrials)*	35,480
2,509	Tesla, Inc. (Consumer Discretionary)*	647,523
544	Texas Instruments, Inc. (Information Technology)	91,425
45	Timken Co. (The) (Industrials)	3,439
14	Valmont Industries, Inc. (Industrials)	3,549
1,343	Wolfspeed, Inc. (Information Technology)*	64,222
372	Xcel Energy, Inc. (Utilities)	21,252

		3,612,301

TOTAL COMMON STOCKS
(Cost $9,555,938)		$8,703,892

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Rate	Value

Preferred Stock – 0.1%
Brazil – 0.1%
	1,340	Centrais Eletricas Brasileiras SA, Class B (Utilities)
	(Cost $11,133)	3.86%	$10,485

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
	(Cost $9,567,071)		$8,714,377

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
119,761	5.234%	$119,761
(Cost $119,761)

TOTAL INVESTMENTS – 100.9%
(Cost $9,686,832)		$8,834,138

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(74,394)

NET ASSETS – 100.0%		$8,759,744

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Utilities	38.0%
Industrials	23.7
Information Technology	19.7
Consumer Discretionary	9.0
Materials	5.7
Energy	1.8
Consumer Staples	0.5
Financials	0.2
Securities Lending Reinvestment Vehicle	1.4

TOTAL INVESTMENTS	100.0%

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 4.2%
10,374	Activision Blizzard, Inc.	$954,304
7,433	Alphabet, Inc., Class A*	1,012,152
65,436	AT&T, Inc.	967,798
2,263	Charter Communications, Inc., Class A*	991,466
21,069	Comcast Corp., Class A	985,186
7,489	Electronic Arts, Inc.	898,530
28,097	Interpublic Group of Cos., Inc. (The)	916,243
3,046	Meta Platforms, Inc., Class A*	901,281
2,221	Netflix, Inc.*	963,203
11,351	Omnicom Group, Inc.	919,545
59,916	Paramount Global, Class B	904,132
34,497	Pinterest, Inc., Class A*	948,323
25,713	ROBLOX Corp., Class A*	727,421
86,485	Snap, Inc., Class A*	895,120
6,594	Spotify Technology SA*	1,015,278
6,474	Take-Two Interactive Software, Inc.*	920,603
6,993	T-Mobile US, Inc.*	952,796
11,063	Trade Desk, Inc. (The), Class A*	885,372
28,440	Verizon Communications, Inc.	994,831
10,941	Walt Disney Co. (The)*	915,543
75,090	Warner Bros Discovery, Inc.*	986,683

		19,655,810

Consumer Discretionary – 8.4%
6,596	Airbnb, Inc., Class A*	867,704
7,464	Amazon.com, Inc.*	1,030,107
386	AutoZone, Inc.*	977,093
11,727	Best Buy Co., Inc.	896,529
330	Booking Holdings, Inc.*	1,024,660
5,586	Burlington Stores, Inc.*	906,384
490	Chipotle Mexican Grill, Inc.*	944,054
5,762	Darden Restaurants, Inc.	896,049
1,758	Deckers Outdoor Corp.*	930,140
2,380	Domino’s Pizza, Inc.	922,012
11,213	DoorDash, Inc., Class A*	943,350
7,576	D.R. Horton, Inc.	901,696
21,757	eBay, Inc.	974,279
9,983	Etsy, Inc.*	734,449
8,094	Expedia Group, Inc.*	877,309
73,016	Ford Motor Co.	885,684
8,786	Garmin Ltd.	931,492
25,351	General Motors Co.	849,512
6,077	Genuine Parts Co.	934,217
6,142	Hilton Worldwide Holdings, Inc.	913,008
2,889	Home Depot, Inc. (The)	954,237
16,491	Las Vegas Sands Corp.	904,696
7,617	Lennar Corp., Class A	907,109
17,211	LKQ Corp.	904,094
4,124	Lowe’s Cos., Inc.	950,500
4,620	Marriott International, Inc., Class A	940,216
3,265	McDonald’s Corp.	917,955
19,352	MGM Resorts International	851,101
8,809	NIKE, Inc., Class B	895,963
152	NVR, Inc.*	969,354

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,029	O’Reilly Automotive, Inc.*	966,951
2,505	Pool Corp.	915,828
11,424	PulteGroup, Inc.	937,453
8,482	Ross Stores, Inc.	1,033,192
9,113	Royal Caribbean Cruises Ltd.*	901,640
9,169	Starbucks Corp.	893,427
48,130	Stellantis NV(a)	892,812
3,780	Tesla, Inc.*	975,542
11,034	TJX Cos., Inc. (The)	1,020,424
4,190	Tractor Supply Co.	915,515
2,160	Ulta Beauty, Inc.*	896,465
6,951	Yum! Brands, Inc.	899,320

		38,783,522

Consumer Staples – 6.8%
21,219	Altria Group, Inc.	938,304
11,126	Archer-Daniels-Midland Co.	882,292
13,368	Brown-Forman Corp., Class B	884,026
8,311	Bunge Ltd.	950,114
9,771	Church & Dwight Co., Inc.	945,540
6,183	Clorox Co. (The)	967,330
15,241	Coca-Cola Co. (The)	911,869
12,245	Colgate-Palmolive Co.	899,640
28,767	Conagra Brands, Inc.	859,558
3,509	Constellation Brands, Inc., Class A	914,305
1,713	Costco Wholesale Corp.	940,917
5,609	Dollar General Corp.	776,847
6,191	Dollar Tree, Inc.*	757,531
5,526	Estee Lauder Cos., Inc. (The), Class A	887,089
12,565	General Mills, Inc.	850,148
4,050	Hershey Co. (The)	870,183
22,859	Hormel Foods Corp.	882,129
6,236	J M Smucker Co. (The)	903,908
14,146	Kellogg Co.	863,189
27,536	Keurig Dr Pepper, Inc.	926,586
7,310	Kimberly-Clark Corp.	941,747
26,144	Kraft Heinz Co. (The)	865,105
19,339	Kroger Co. (The)	897,136
9,262	Lamb Weston Holdings, Inc.	902,211
10,732	McCormick & Co., Inc.	880,883
12,627	Mondelez International, Inc., Class A	899,800
16,445	Monster Beverage Corp.*	944,107
5,022	PepsiCo, Inc.	893,514
9,684	Philip Morris International, Inc.	930,245
6,038	Procter & Gamble Co. (The)	931,905
12,442	Sysco Corp.	866,585
7,104	Target Corp.	899,011
17,061	Tyson Foods, Inc., Class A	908,839
31,119	Walgreens Boots Alliance, Inc.	787,622
5,939	Walmart, Inc.	965,741

		31,325,956

Energy – 5.4%
24,540	APA Corp.	1,075,834
26,989	Baker Hughes Co.	976,732
5,997	Cheniere Energy, Inc.	978,710
5,992	Chevron Corp.	965,311

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
8,243	ConocoPhillips	$981,164
35,257	Coterra Energy, Inc.	993,895
19,160	Devon Energy Corp.	978,884
6,512	Diamondback Energy, Inc.	988,391
7,346	EOG Resources, Inc.	944,843
23,509	EQT Corp.	1,016,059
9,083	Exxon Mobil Corp.	1,009,939
24,514	Halliburton Co.	946,731
6,424	Hess Corp.	992,508
54,873	Kinder Morgan, Inc.	944,913
37,391	Marathon Oil Corp.	985,253
7,064	Marathon Petroleum Corp.	1,008,527
15,633	Occidental Petroleum Corp.	981,596
14,551	ONEOK, Inc.	948,725
8,655	Phillips 66	988,055
4,151	Pioneer Natural Resources Co.	987,648
16,740	Schlumberger NV	986,990
11,763	Targa Resources Corp.	1,014,559
639	Texas Pacific Land Corp.	1,204,355
7,480	Valero Energy Corp.	971,652
28,281	Williams Cos., Inc. (The)	976,543

		24,847,817

Financials – 14.2%
12,332	Aflac, Inc.	919,597
8,732	Allstate Corp. (The)	941,397
5,715	American Express Co.	902,913
15,447	American International Group, Inc.	903,958
2,735	Ameriprise Financial, Inc.	923,281
2,951	Aon PLC, Class A	983,834
11,768	Apollo Global Management, Inc.	1,027,817
12,223	Arch Capital Group Ltd.*	939,460
9,423	Ares Management Corp., Class A	974,715
4,299	Arthur J Gallagher & Co.	990,834
30,609	Bank of America Corp.	877,560
21,200	Bank of New York Mellon Corp. (The)	951,244
2,701	Berkshire Hathaway, Inc., Class B*	972,900
1,324	BlackRock, Inc.	927,515
9,204	Blackstone, Inc.	979,029
12,726	Block, Inc.*	733,654
13,470	Brown & Brown, Inc.	998,127
8,439	Capital One Financial Corp.	864,069
6,764	Cboe Global Markets, Inc.	1,012,638
14,581	Charles Schwab Corp. (The)	862,466
4,599	Chubb Ltd.	923,801
8,629	Cincinnati Financial Corp.	912,862
20,572	Citigroup, Inc.	849,418
30,647	Citizens Financial Group, Inc.	862,100
4,769	CME Group, Inc.	966,581
9,235	Discover Financial Services	831,796
2,643	Everest Group Ltd.	953,277
2,177	FactSet Research Systems, Inc.	950,065
15,790	Fidelity National Information Services, Inc.	882,029
33,685	Fifth Third Bancorp	894,337
7,600	Fiserv, Inc.*	922,564

Common Stocks – (continued)
Financials – (continued)
3,880	FleetCor Technologies, Inc.*	1,054,312
7,693	Global Payments, Inc.	974,626
2,711	Goldman Sachs Group, Inc. (The)(b)	888,422
13,080	Hartford Financial Services Group, Inc. (The)	939,406
79,017	Huntington Bancshares, Inc.	876,299
8,270	Intercontinental Exchange, Inc.	975,777
5,542	Jack Henry & Associates, Inc.	868,875
6,134	JPMorgan Chase & Co.	897,588
80,420	KeyCorp	911,159
16,255	KKR & Co., Inc.	1,020,977
4,102	LPL Financial Holdings, Inc.	945,880
6,838	M&T Bank Corp.	855,092
659	Markel Group, Inc.*	974,608
3,618	MarketAxess Holdings, Inc.	871,685
5,000	Marsh & McLennan Cos., Inc.	974,950
2,432	Mastercard, Inc., Class A	1,003,540
15,090	MetLife, Inc.	955,801
2,757	Moody’s Corp.	928,558
10,647	Morgan Stanley	906,592
1,760	MSCI, Inc.	956,771
19,125	Nasdaq, Inc.	1,003,680
11,931	Northern Trust Corp.	907,591
13,049	PayPal Holdings, Inc.*	815,693
7,084	PNC Financial Services Group, Inc. (The)	855,251
12,130	Principal Financial Group, Inc.	942,622
7,480	Progressive Corp. (The)	998,356
10,040	Prudential Financial, Inc.	950,487
8,790	Raymond James Financial, Inc.	919,346
47,152	Regions Financial Corp.	864,768
2,406	S&P Global, Inc.	940,409
13,180	State Street Corp.	905,993
28,030	Synchrony Financial	904,808
8,021	T. Rowe Price Group, Inc.	900,197
5,526	Travelers Cos., Inc. (The)	890,957
29,489	Truist Financial Corp.	900,889
24,918	US Bancorp	910,255
4,000	Visa, Inc., Class A	982,720
15,137	W R Berkley Corp.	936,375
21,195	Wells Fargo & Co.	875,142
4,455	Willis Towers Watson PLC	921,116

		65,743,411

Health Care – 13.3%
8,724	Abbott Laboratories	897,700
6,339	AbbVie, Inc.	931,579
7,466	Agilent Technologies, Inc.	903,909
2,606	Align Technology, Inc.*	964,585
5,088	Alnylam Pharmaceuticals, Inc.*	1,006,508
4,102	Amgen, Inc.	1,051,507
45,463	Avantor, Inc.*	984,274
21,599	Baxter International, Inc.	876,919
3,423	Becton Dickinson & Co.	956,557
3,483	Biogen, Inc.*	931,215
10,630	BioMarin Pharmaceutical, Inc.*	971,369
11,725	Bio-Techne Corp.	919,240

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
18,664	Boston Scientific Corp.*	$1,006,736
15,303	Bristol-Myers Squibb Co.	943,430
10,247	Cardinal Health, Inc.	894,870
4,972	Cencora, Inc.	874,973
13,960	Centene Corp.*	860,634
4,604	Charles River Laboratories International, Inc.*	952,199
3,160	Cigna Group (The)	872,982
2,450	Cooper Cos., Inc. (The)	906,475
12,388	CVS Health Corp.	807,326
3,690	Danaher Corp.	977,850
7,724	Dexcom, Inc.*	779,970
11,715	Edwards Lifesciences Corp.*	895,846
2,003	Elevance Health, Inc.	885,346
2,078	Eli Lilly & Co.	1,151,628
10,892	Exact Sciences Corp.*	911,334
12,385	GE HealthCare Technologies, Inc.	872,523
12,510	Gilead Sciences, Inc.	956,765
3,517	HCA Healthcare, Inc.	975,264
12,539	Hologic, Inc.*	937,165
9,573	Horizon Therapeutics PLC*	1,079,260
1,962	Humana, Inc.	905,718
1,855	IDEXX Laboratories, Inc.*	948,666
5,013	Illumina, Inc.*	828,248
14,426	Incyte Corp.*	930,910
3,544	Insulet Corp.*	679,420
3,018	Intuitive Surgical, Inc.*	943,668
4,327	IQVIA Holdings, Inc.*	963,320
5,564	Johnson & Johnson	899,588
4,419	Laboratory Corp. of America Holdings	919,594
2,310	McKesson Corp.	952,459
11,084	Medtronic PLC	903,346
8,907	Merck & Co., Inc.	970,685
732	Mettler-Toledo International, Inc.*	888,267
8,553	Moderna, Inc.*	967,088
3,122	Molina Healthcare, Inc.*	968,195
26,574	Pfizer, Inc.	940,188
7,101	Quest Diagnostics, Inc.	933,781
1,288	Regeneron Pharmaceuticals, Inc.*	1,064,519
4,259	ResMed, Inc.	679,694
7,614	Revvity, Inc.	891,066
30,787	Royalty Pharma PLC, Class A	918,068
4,935	Seagen, Inc.*	1,016,955
4,162	STERIS PLC	955,554
3,458	Stryker Corp.	980,516
3,862	Teleflex, Inc.	821,602
1,719	Thermo Fisher Scientific, Inc.	957,655
1,875	UnitedHealth Group, Inc.	893,587
4,788	Veeva Systems, Inc., Class A*	999,256
2,646	Vertex Pharmaceuticals, Inc.*	921,708
91,035	Viatris, Inc.	978,626
3,212	Waters Corp.*	901,930
2,575	West Pharmaceutical Services, Inc.	1,047,767
7,396	Zimmer Biomet Holdings, Inc.	881,012
5,193	Zoetis, Inc.	989,318

		61,379,912

Common Stocks – (continued)
Industrials – 14.6%
8,726	3M Co.	930,803
5,947	AMETEK, Inc.	948,606
3,843	Automatic Data Processing, Inc.	978,466
5,320	Axon Enterprise, Inc.*	1,132,681
4,101	Boeing Co. (The)*	918,747
7,733	Booz Allen Hamilton Holding Corp.	876,226
5,715	Broadridge Financial Solutions, Inc.	1,064,190
6,422	Builders FirstSource, Inc.*	931,447
3,437	Carlisle Cos., Inc.	904,000
16,258	Carrier Global Corp.	934,022
3,318	Caterpillar, Inc.	932,789
9,718	C.H. Robinson Worldwide, Inc.	878,799
1,898	Cintas Corp.	956,915
21,480	Copart, Inc.*	962,948
28,864	CSX Corp.	871,693
3,617	Cummins, Inc.	832,055
2,198	Deere & Co.	903,246
21,247	Delta Air Lines, Inc.	911,071
6,621	Dover Corp.	981,894
4,297	Eaton Corp. PLC	989,900
9,968	Emerson Electric Co.	979,356
4,709	Equifax, Inc.	973,350
7,645	Expeditors International of Washington, Inc.	892,248
16,383	Fastenal Co.	943,333
3,569	FedEx Corp.	931,580
12,172	Fortive Corp.	959,762
4,217	General Dynamics Corp.	955,741
8,423	General Electric Co.	964,097
12,053	Graco, Inc.	951,464
4,889	Honeywell International, Inc.	918,839
19,830	Howmet Aerospace, Inc.	980,990
3,038	Hubbell, Inc.	990,540
4,299	IDEX Corp.	973,294
3,768	Illinois Tool Works, Inc.	932,015
14,528	Ingersoll Rand, Inc.	1,011,294
7,464	Jacobs Solutions, Inc.	1,006,297
4,648	J.B. Hunt Transport Services, Inc.	873,266
15,088	Johnson Controls International PLC	891,097
5,068	L3Harris Technologies, Inc.	902,560
9,638	Leidos Holdings, Inc.	939,801
2,109	Lockheed Martin Corp.	945,570
15,744	Masco Corp.	929,054
4,130	Norfolk Southern Corp.	846,691
2,129	Northrop Grumman Corp.	922,049
2,328	Old Dominion Freight Line, Inc.	994,917
10,632	Otis Worldwide Corp.	909,568
11,018	PACCAR, Inc.	906,671
2,323	Parker-Hannifin Corp.	968,459
7,619	Paychex, Inc.	931,270
3,157	Paycom Software, Inc.	930,810
4,712	Quanta Services, Inc.	988,908
6,240	Republic Services, Inc.	899,371
3,120	Rockwell Automation, Inc.	973,690
11,005	RTX Corp.	946,870
3,467	Snap-on, Inc.	931,236

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
28,416	Southwest Airlines Co.	$897,946
16,792	SS&C Technologies Holdings, Inc.	964,197
9,177	Stanley Black & Decker, Inc.	866,125
12,285	Textron, Inc.	954,667
4,610	Trane Technologies PLC	946,249
1,070	TransDigm Group, Inc.*	967,120
11,996	TransUnion	974,315
20,679	Uber Technologies, Inc.*	976,669
4,123	Union Pacific Corp.	909,410
18,114	United Airlines Holdings, Inc.*	902,258
5,170	United Parcel Service, Inc., Class B	875,798
2,017	United Rentals, Inc.	961,181
4,133	Verisk Analytics, Inc.	1,001,095
5,803	Waste Management, Inc.	909,794
8,055	Westinghouse Air Brake Technologies Corp.	906,349
1,309	W.W. Grainger, Inc.	934,809
8,369	Xylem, Inc.	866,526

		67,651,064

Information Technology – 15.6%
2,984	Accenture PLC, Class A	966,130
1,799	Adobe, Inc.*	1,006,253
8,735	Advanced Micro Devices, Inc.*	923,464
10,265	Akamai Technologies, Inc.*	1,078,749
10,752	Amphenol Corp., Class A	950,262
4,909	Analog Devices, Inc.	892,358
2,920	ANSYS, Inc.*	931,100
4,949	Apple, Inc.	929,769
6,446	Applied Materials, Inc.	984,691
5,309	Arista Networks, Inc.*	1,036,476
5,599	Atlassian Corp., Class A*	1,142,532
4,652	Autodesk, Inc.*	1,032,465
1,062	Broadcom, Inc.	980,109
4,178	Cadence Design Systems, Inc.*	1,004,558
4,749	CDW Corp.	1,002,751
17,956	Cisco Systems, Inc.	1,029,777
14,862	Cloudflare, Inc., Class A*	966,476
14,540	Cognizant Technology Solutions Corp., Class A	1,041,209
28,005	Corning, Inc.	919,124
6,180	Crowdstrike Holdings, Inc., Class A*	1,007,525
8,954	Datadog, Inc., Class A*	863,882
6,737	Enphase Energy, Inc.*	852,433
9,175	Entegris, Inc.	929,152
4,065	EPAM Systems, Inc.*	1,052,794
1,170	Fair Isaac Corp.*	1,058,370
4,956	First Solar, Inc.*	937,279
12,779	Fortinet, Inc.*	769,424
2,804	Gartner, Inc.*	980,503
50,532	Gen Digital, Inc.	1,023,273
12,679	GoDaddy, Inc., Class A*	919,354
54,715	Hewlett Packard Enterprise Co.	929,608
29,093	HP, Inc.	864,353
1,732	HubSpot, Inc.*	946,573
27,536	Intel Corp.	967,615

Common Stocks – (continued)
Information Technology – (continued)
6,608	International Business Machines Corp.	970,253
1,918	Intuit, Inc.	1,039,191
5,909	Keysight Technologies, Inc.*	787,670
1,908	KLA Corp.	957,568
1,386	Lam Research Corp.	973,526
10,468	Lattice Semiconductor Corp.*	1,018,118
15,467	Marvell Technology, Inc.	900,953
10,489	Microchip Technology, Inc.	858,420
13,989	Micron Technology, Inc.	978,391
2,905	Microsoft Corp.	952,143
2,388	MongoDB, Inc.*	910,544
1,793	Monolithic Power Systems, Inc.	934,529
3,295	Motorola Solutions, Inc.	934,363
12,022	NetApp, Inc.	922,087
2,176	NVIDIA Corp.	1,073,965
9,160	ON Semiconductor Corp.*	901,894
8,304	Oracle Corp.	999,718
51,350	Palantir Technologies, Inc., Class A*	769,223
4,029	Palo Alto Networks, Inc.*	980,256
6,668	PTC, Inc.*	981,329
7,298	QUALCOMM, Inc.	835,840
1,937	Roper Technologies, Inc.	966,679
4,335	Salesforce, Inc.*	960,029
14,643	Seagate Technology Holdings PLC	1,036,578
1,681	ServiceNow, Inc.*	989,823
8,510	Skyworks Solutions, Inc.	925,377
5,725	Snowflake, Inc., Class A*	897,966
9,272	Splunk, Inc.*	1,124,323
2,158	Synopsys, Inc.*	990,285
2,441	Teledyne Technologies, Inc.*	1,021,070
8,843	Teradyne, Inc.	953,894
5,510	Texas Instruments, Inc.	926,011
17,825	Trimble, Inc.*	976,632
15,534	Twilio, Inc., Class A*	989,671
2,442	Tyler Technologies, Inc.*	972,966
4,585	VeriSign, Inc.*	952,717
6,033	VMware, Inc., Class A*	1,018,250
22,318	Western Digital Corp.*	1,004,310
4,168	Workday, Inc., Class A*	1,019,076
3,985	Zebra Technologies Corp., Class A*	1,095,915
13,556	Zoom Video Communications, Inc., Class A*	962,883

		72,384,827

Materials – 5.4%
3,157	Air Products and Chemicals, Inc.	932,862
4,678	Albemarle Corp.	929,565
5,111	Avery Dennison Corp.	962,810
16,565	Ball Corp.	901,964
7,651	Celanese Corp.	966,780
11,672	CF Industries Holdings, Inc.	899,561
16,911	Corteva, Inc.	854,175
17,271	Dow, Inc.	942,306
12,441	DuPont de Nemours, Inc.	956,589
5,106	Ecolab, Inc.	938,534
10,100	FMC Corp.	870,923

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
22,444	Freeport-McMoRan, Inc.	$895,740
11,453	International Flavors & Fragrances, Inc.	806,864
25,769	International Paper Co.	899,853
2,470	Linde PLC	955,989
9,820	LyondellBasell Industries NV, Class A	969,921
2,111	Martin Marietta Materials, Inc.	942,372
22,968	Mosaic Co. (The)	892,307
23,239	Newmont Corp.	916,081
5,606	Nucor Corp.	964,793
6,104	Packaging Corp. of America	910,106
6,685	PPG Industries, Inc.	947,666
3,305	Reliance Steel & Aluminum Co.	941,793
9,160	RPM International, Inc.	913,618
3,414	Sherwin-Williams Co. (The)	927,652
8,970	Steel Dynamics, Inc.	956,112
4,251	Vulcan Materials Co.	927,781

		24,924,717

Real Estate – 6.4%
7,803	Alexandria Real Estate Equities, Inc. REIT	907,801
5,023	American Tower Corp. REIT	910,770
5,110	AvalonBay Communities, Inc. REIT	939,320
8,842	Camden Property Trust REIT	951,576
11,390	CBRE Group, Inc., Class A*	968,720
11,566	CoStar Group, Inc.*	948,296
8,898	Crown Castle, Inc. REIT	894,249
7,659	Digital Realty Trust, Inc. REIT	1,008,844
1,177	Equinix, Inc. REIT	919,684
13,425	Equity LifeStyle Properties, Inc. REIT	898,938
14,484	Equity Residential REIT	938,998
3,889	Essex Property Trust, Inc. REIT	927,099
6,924	Extra Space Storage, Inc. REIT	890,980
19,914	Gaming and Leisure Properties, Inc. REIT	943,924
44,053	Healthpeak Properties, Inc. REIT	906,611
52,367	Host Hotels & Resorts, Inc. REIT	826,875
26,944	Invitation Homes, Inc. REIT	918,521
15,476	Iron Mountain, Inc. REIT	983,345
47,316	Kimco Realty Corp. REIT	896,165
6,466	Mid-America Apartment Communities, Inc. REIT	939,057
7,694	Prologis, Inc. REIT	955,595
3,414	Public Storage REIT	943,561
15,710	Realty Income Corp. REIT	880,388
4,194	SBA Communications Corp. REIT	941,679
7,676	Simon Property Group, Inc. REIT	871,149
7,338	Sun Communities, Inc. REIT	898,318
23,457	UDR, Inc. REIT	935,934
19,664	Ventas, Inc. REIT	858,924
30,287	VICI Properties, Inc. REIT	934,051
11,326	Welltower, Inc. REIT	938,699
28,483	Weyerhaeuser Co. REIT	932,818
14,187	W.P. Carey, Inc. REIT	922,864

		29,533,753

Common Stocks – (continued)
Utilities – 5.4%
45,225	AES Corp. (The)	810,884
17,762	Alliant Energy Corp.	891,120
11,201	Ameren Corp.	887,903
11,234	American Electric Power Co., Inc.	880,746
6,524	American Water Works Co., Inc.	905,140
7,764	Atmos Energy Corp.	900,236
32,192	CenterPoint Energy, Inc.	897,835
15,710	CMS Energy Corp.	882,745
10,127	Consolidated Edison, Inc.	900,898
9,978	Constellation Energy Corp.	1,039,309
18,014	Dominion Energy, Inc.	874,400
8,389	DTE Energy Co.	867,255
10,235	Duke Energy Corp.	908,868
13,242	Edison International	911,712
9,333	Entergy Corp.	888,968
15,893	Evergy, Inc.	873,638
13,503	Eversource Energy	861,761
22,898	Exelon Corp.	918,668
24,610	FirstEnergy Corp.	887,683
13,168	NextEra Energy, Inc.	879,622
34,046	NiSource, Inc.	911,071
54,371	PG&E Corp.*	886,247
34,743	PPL Corp.	865,796
15,106	Public Service Enterprise Group, Inc.	922,674
12,884	Sempra	904,714
13,292	Southern Co. (The)	900,267
10,565	WEC Energy Group, Inc.	888,728
15,072	Xcel Energy, Inc.	861,063

		25,009,951

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $431,298,489)		$461,240,740

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares

542,850	5.234%	$542,850
(Cost $542,850)

TOTAL INVESTMENTS – 99.8%
(Cost $431,841,339)		$461,783,590

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		750,500

NET ASSETS – 100.0%		$462,534,090

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 9.9%
30,669	Activision Blizzard, Inc.	$2,821,241
21,202	Alphabet, Inc., Class A*	2,887,077
6,517	Charter Communications, Inc., Class A*	2,855,228
32,274	GCI Liberty Inc., Class A*(a)	—
9,094	Meta Platforms, Inc., Class A*	2,690,824
6,509	Netflix, Inc.*	2,822,823

		14,077,193

Consumer Discretionary – 9.8%
29,793	Alibaba Group Holding Ltd. ADR (China)*	2,767,770
19,808	Amazon.com, Inc.*	2,733,702
861	Booking Holdings, Inc.*	2,673,431
50,802	Caesars Entertainment, Inc.*	2,807,318
2,148	MercadoLibre, Inc. (Brazil)*	2,947,829

		13,930,050

Consumer Staples – 2.0%
127,963	Albertsons Cos., Inc., Class A	2,866,371

Energy – 8.1%
33,019	Chesapeake Energy Corp.	2,912,606
218,905	Energy Transfer LP	2,948,650
64,906	EQT Corp.	2,805,237
37,330	Valaris Ltd.*	2,811,696

		11,478,189

Financials – 19.4%
33,974	Apollo Global Management, Inc.	2,967,289
7,767	Berkshire Hathaway, Inc., Class B*	2,797,673
63,140	Citigroup, Inc.	2,607,051
1,906	First Citizens BancShares, Inc., Class A	2,592,922
22,371	Fiserv, Inc.*	2,715,616
17,991	JPMorgan Chase & Co.	2,632,623
6,986	Mastercard, Inc., Class A	2,882,703
44,009	PayPal Holdings, Inc.*	2,751,003
7,164	S&P Global, Inc.	2,800,121
11,463	Visa, Inc., Class A	2,816,230

		27,563,231

Health Care – 13.9%
5,492	Argenx SE ADR (Netherlands)*	2,759,675
9,607	Cigna Group (The)	2,654,030
5,176	Eli Lilly & Co.	2,868,539
26,771	Horizon Therapeutics PLC*	3,018,163
5,600	Humana, Inc.	2,585,128
14,331	Seagen, Inc.*	2,953,189
38,034	Tenet Healthcare Corp.*	2,949,917

		19,788,641

Industrials – 8.2%
11,763	Boeing Co. (The)*	2,635,265
3,219	TransDigm Group, Inc.*	2,909,493
62,084	Uber Technologies, Inc.*	2,932,227
80,523	Vertiv Holdings Co.	3,171,801

		11,648,786

Common Stocks – (continued)
Information Technology – 26.6%
24,866	Advanced Micro Devices, Inc.*	2,628,834
15,516	Apple, Inc.	2,914,991
37,226	Black Knight, Inc.*	2,820,242
3,260	Broadcom, Inc.	3,008,621
39,223	GoDaddy, Inc., Class A*	2,844,060
8,593	Microsoft Corp.	2,816,442
47,019	National Instruments Corp.	2,802,332
6,364	NVIDIA Corp.	3,140,952
12,695	Palo Alto Networks, Inc.*	3,088,694
13,131	Salesforce, Inc.*	2,907,991
29,918	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,799,427
17,798	VMware, Inc., Class A*	3,003,946
12,207	Workday, Inc., Class A*	2,984,612

		37,761,144

Utilities – 2.0%
91,836	Vistra Corp.	2,885,487

TOTAL INVESTMENTS – 99.9%
(Cost $121,238,082)		$141,999,092

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		164,431

NET ASSETS – 100.0%		$142,163,523

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.6%
Communication Services – 11.6%
10,578	Activision Blizzard, Inc.	$973,070
3,674	AfreecaTV Co. Ltd. (South Korea)	227,097
53,069	Alphabet, Inc., Class A*	7,226,406
7,335	Atlanta Braves Holdings, Inc., Class C*	270,221
14,238	Baidu, Inc. ADR (China)*	2,033,613
19,161	Bilibili, Inc. ADR (China)*(a)	289,906
19,046	Bumble, Inc., Class A*	319,592
35,063	Comcast Corp., Class A	1,639,546
7,050	CTS Eventim AG & Co. KGaA (Germany)	439,974
7,504	Electronic Arts, Inc.	900,330
35,660	Gree, Inc. (Japan)	151,864
28,387	Hello Group, Inc. ADR (China)	244,980
8,981	IDT Corp., Class B*	209,976
14,202	IMAX Corp.*	271,684
6,842	Infocom Corp. (Japan)	133,376
5,557	Iridium Communications, Inc.	272,015
10,970	JOYY, Inc. ADR (China)	376,490
101,188	Kuaishou Technology (China)*(b)	828,421
8,906	Liberty Media Corp.-Liberty Formula One, Class A*	540,149
26,227	Liberty Media Corp.-Liberty SiriusXM, Class A*	630,235
7,774	Live Nation Entertainment, Inc.*	657,136
8,285	Madison Square Garden Entertainment Corp.*	265,866
1,384	Madison Square Garden Sports Corp.	246,352
11,465	Match Group, Inc.*	537,364
16,675	Meta Platforms, Inc., Class A*	4,933,966
11,752	MIXI, Inc. (Japan)	196,237
11,793	NetEase, Inc. ADR (China)	1,220,340
3,450	Netflix, Inc.*	1,496,196
27,636	Pinterest, Inc., Class A*	759,714
38,579	Playtika Holding Corp.*	376,531
75,166	Rightmove PLC (United Kingdom)	533,381
19,286	Rumble, Inc.*(a)	161,424
7,163	Scout24 SE (Germany)(b)	494,605
30,776	Sea Ltd. ADR (Singapore)*	1,158,101
51,236	Snap, Inc., Class A*	530,292
4,695	Spotify Technology SA*	722,889
3,525	Take-Two Interactive Software, Inc.*	501,255
33,437	TELUS Corp. (Canada)	586,467
46,219	Tencent Holdings Ltd. (China)	1,915,539
80,830	Tencent Music Entertainment Group ADR (China)*	551,261
9,157	Ubisoft Entertainment SA (France)*	277,882
22,119	Vivid Seats, Inc., Class A*	160,584
18,997	Walt Disney Co. (The)*	1,589,669
23,400	Weibo Corp. ADR (China)	301,860
4,696	World Wrestling Entertainment, Inc., Class A	453,399
4,422	Ziff Davis, Inc.*	294,726

		38,901,981

Consumer Discretionary – 14.7%
6,036	Academy Sports & Outdoors, Inc.	329,384
2,945	adidas AG (Germany)	589,472

Common Stocks – (continued)
Consumer Discretionary – (continued)
6,583	Airbnb, Inc., Class A*	865,994
39,193	Alibaba Group Holding Ltd. ADR (China)*	3,641,030
48,711	Amazon.com, Inc.*	6,722,605
57,078	ANTA Sports Products Ltd. (China)	643,076
9,314	Aptiv PLC*	944,905
19,276	Atour Lifestyle Holdings Ltd. ADR (China)*(a)	374,340
28,659	Bandai Namco Holdings, Inc. (Japan)	665,760
24,135	Chegg, Inc.*	246,418
11,471	Chewy, Inc., Class A*	275,075
3,562	Columbia Sportswear Co.	261,237
8,232	Continental AG (Germany)	613,092
15,794	Coursera, Inc.*	274,658
2,658	Dick’s Sporting Goods, Inc.	309,232
2,440	Duolingo, Inc.*	359,070
94,090	East Buy Holding Ltd. (China)*(a)(b)	476,944
15,252	eBay, Inc.	682,985
7,343	Etsy, Inc.*	540,224
21,152	Everi Holdings, Inc.*	305,858
39,085	EVgo, Inc.*	157,122
41,122	Fisker, Inc.*(a)	241,386
93,764	Ford Motor Co.	1,137,357
24,714	GameStop Corp., Class A*	458,445
32,428	General Motors Co.	1,086,662
580	Graham Holdings Co., Class B	340,071
6,669	Hyundai Motor Co. (South Korea)	954,120
5,606	iRobot Corp.*	218,017
256,845	JD Sports Fashion PLC (United Kingdom)	472,733
21,918	JD.com, Inc. ADR (China)	727,897
17,041	Just Eat Takeaway.com NV (United Kingdom)*(b)	240,478
12,490	Kia Corp. (South Korea)	757,857
13,235	Las Vegas Sands Corp.	726,072
16,432	Li Auto, Inc. ADR (China)*	684,393
89,749	Li Ning Co. Ltd. (China)	424,038
104,053	Lucid Group, Inc.*(a)	653,453
2,862	Lululemon Athletica, Inc.*	1,091,166
51,176	Meituan, Class B (China)*(b)	838,603
1,811	MercadoLibre, Inc. (Brazil)*	2,485,344
14,503	MGM Resorts International	637,842
10,537	New Oriental Education & Technology Group, Inc. ADR (China)*	571,527
381,623	Nexteer Automotive Group Ltd. (China)	245,761
11,005	NIKE, Inc., Class B	1,119,319
62,095	NIO, Inc. ADR (China)*	637,716
10,000	Overstock.com, Inc.*	261,100
11,909	PDD Holdings, Inc. ADR (China)*	1,178,634
30,765	Pearson PLC (United Kingdom)	327,075
41,527	Peloton Interactive, Inc., Class A*	264,942
10,099	Penn Entertainment, Inc.*	239,245
4,756	Planet Fitness, Inc., Class A*	289,165
13,346	Playtech PLC (United Kingdom)*	88,785
68,073	Polestar Automotive Holding UK PLC, Class A ADR (Hong Kong)*(a)	226,683

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
252,097	Rakuten Group, Inc. (Japan)	$984,076
33,183	Rivian Automotive, Inc., Class A*	754,250
43,590	Sabre Corp.*	217,950
58,633	Sharp Corp. (Japan)*(a)	361,218
5,913	Skechers USA, Inc., Class A*	297,483
6,672	Stride, Inc.*	283,493
39,459	TAL Education Group ADR (China)*	278,186
13,025	Tesla, Inc.*	3,361,492
94,310	Toyota Motor Corp. (Japan)	1,629,218
26,544	Udemy, Inc.*	274,996
4,122	Wayfair, Inc., Class A*	284,871
35,715	XPeng, Inc. ADR (China)*(a)	635,370
9,767	Xponential Fitness, Inc., Class A*	211,553
19,087	Yamaha Motor Co. Ltd. (Japan)	495,448
12,546	Zalando SE (Germany)*(b)	391,211

		49,365,182

Consumer Staples – 0.8%
854,784	Alibaba Health Information Technology Ltd. (China)*	504,690
15,766	Beyond Meat, Inc.*	186,039
16,958	Curexo, Inc. (South Korea)*	298,296
10,913	Walmart, Inc.	1,774,563

		2,763,588

Energy – 1.0%
452,806	China Suntien Green Energy Corp. Ltd., Class H (China)	159,371
29,577	Enbridge, Inc. (Canada)	1,037,091
5,969	HD Hyundai Co. Ltd. (South Korea)	266,895
20,031	Oceaneering International, Inc.*	456,506
22,878	TotalEnergies SE (France)	1,441,916

		3,361,779

Financials – 14.4%
33,222	3i Group PLC (United Kingdom)	839,209
555	Adyen NV (Netherlands)*(b)	465,330
27,278	Affirm Holdings, Inc.*	567,655
51,058	Allfunds Group PLC (United Kingdom)	303,125
2,796	Ameriprise Financial, Inc.	943,874
14,194	Apollo Global Management, Inc.	1,239,704
36,399	AvidXchange Holdings, Inc.*	374,182
2,278	BlackRock, Inc.	1,595,830
13,785	Blackstone, Inc.	1,466,310
27,967	Block, Inc.*	1,612,298
41,710	Blue Owl Capital Corp.(a)	580,603
14,666	Carlyle Group, Inc. (The)	474,445
18,749	Charles Schwab Corp. (The)	1,109,003
32,131	CI Financial Corp. (Canada)	411,805
3,841	CME Group, Inc.	778,494
10,749	Coinbase Global, Inc., Class A*(a)	855,620
31,509	Corebridge Financial, Inc.	561,806
7,263	Discover Financial Services	654,178
5,636	DWS Group GmbH & Co. KGaA (Germany)(b)	194,522
5,953	Eurazeo SE (France)	351,806

Common Stocks – (continued)
Financials – (continued)
5,501	Euronet Worldwide, Inc.*	480,567
3,077	Evercore, Inc., Class A	430,934
18,121	Fidelity National Information Services, Inc.	1,012,239
2,414	FleetCor Technologies, Inc.*	655,956
7,308	Global Payments, Inc.	925,851
4,593	GMO Payment Gateway, Inc. (Japan)	291,130
5,166	Goldman Sachs Group, Inc. (The)(c)	1,692,950
3,788	Hamilton Lane, Inc., Class A	351,489
33,115	Hargreaves Lansdown PLC (United Kingdom)	319,412
8,428	Interactive Brokers Group, Inc., Class A	767,622
3,758	Jack Henry & Associates, Inc.	589,179
1,321	Kaspi.KZ JSC GDR (Kazakhstan)	134,478
21,402	KKR & Co., Inc.	1,344,260
10,124	Lazard Ltd., Class A	351,708
8,041	London Stock Exchange Group PLC (United Kingdom)	833,270
69,915	Marqeta, Inc., Class A*	429,977
6,414	Mastercard, Inc., Class A	2,646,673
13,196	Morgan Stanley	1,123,639
2,271	Morningstar, Inc.	528,394
2,119	MSCI, Inc.	1,151,931
8,505	Northern Trust Corp.	646,975
139,154	NU Holdings Ltd., Class A (Brazil)*	953,205
13,048	Nuvei Corp. (Canada)(b)	235,220
12,481	P10, Inc., Class A	150,396
28,627	Pagseguro Digital Ltd., Class A (Brazil)*	257,070
58,764	Payoneer Global, Inc.*	363,749
23,796	PayPal Holdings, Inc.*	1,487,488
38,902	Paysafe Ltd.*	509,616
16,318	Plus500 Ltd. (Israel)	295,273
29,985	Repay Holdings Corp.*	276,462
55,301	Robinhood Markets, Inc., Class A*	602,228
23,648	Rocket Cos., Inc., Class A*(a)	252,561
3,269	S&P Global, Inc.	1,277,721
8,689	Shift4 Payments, Inc., Class A*	493,448
75,836	SoFi Technologies, Inc.*	656,740
7,779	State Street Corp.	534,728
6,607	Stifel Financial Corp.	429,587
30,704	StoneCo Ltd., Class A (Brazil)*	376,431
50,376	TP ICAP Group PLC (United Kingdom)	105,454
10,435	TPG, Inc.	293,432
8,076	Tradeweb Markets, Inc., Class A	698,009
56,940	UBS Group AG (Switzerland)	1,514,962
50,068	Up Fintech Holding Ltd. ADR (China)*	245,834
4,877	Upstart Holdings, Inc.*(a)	156,893
12,397	Virtu Financial, Inc., Class A	232,320
10,962	Visa, Inc., Class A	2,693,144
76,670	Waterdrop, Inc. ADR (China)*(a)	123,439
3,229	WEX, Inc.*	633,465
54,372	WisdomTree, Inc.	396,916

		48,334,224

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Health Care – 21.7%
8,070	10X Genomics, Inc., Class A*	$418,430
416,565	3SBio, Inc. (China)*(b)	348,477
19,759	Abbott Laboratories	2,033,201
15,439	AbbVie, Inc.	2,268,915
27,395	AdaptHealth Corp.*	326,822
35,899	Adaptive Biotechnologies Corp.*	243,036
7,756	Agilent Technologies, Inc.	939,019
6,001	Amgen, Inc.	1,538,296
14,738	AstraZeneca PLC (United Kingdom)	1,991,157
16,365	Baxter International, Inc.	664,419
10,239	Beam Therapeutics, Inc.*	237,340
2,724	Biogen, Inc.*	728,289
9,318	BioNTech SE ADR (Germany)*	1,126,826
7,626	Bio-Techne Corp.	597,878
15,418	Boston Scientific Corp.*	831,647
26,192	Bristol-Myers Squibb Co.	1,614,737
36,017	Caribou Biosciences, Inc.*	212,140
9,108	Celltrion Healthcare Co. Ltd. (South Korea)	445,839
26,485	Chugai Pharmaceutical Co. Ltd. (Japan)	810,823
2,372	CompuGroup Medical SE & Co KgaA (Germany)	111,371
11,378	CRISPR Therapeutics AG (Switzerland)*	569,014
4,312	Danaher Corp.	1,142,680
10,853	Dexcom, Inc.*	1,095,936
26,402	DocGo, Inc.*	236,298
30,223	Editas Medicine, Inc.*	269,287
10,758	Edwards Lifesciences Corp.*	822,664
5,476	Eli Lilly & Co.	3,034,799
9,871	Exact Sciences Corp.*	825,907
20,886	Exelixis, Inc.*	467,638
29,068	Exscientia PLC ADR (United Kingdom)*(a)	174,989
9,431	Fulgent Genetics, Inc.*	308,960
7,522	Galapagos NV (Belgium)*	285,740
14,189	GE HealthCare Technologies, Inc.	999,615
3,925	Genelux Corp.*	94,906
20,161	Gilead Sciences, Inc.	1,541,913
6,474	Globus Medical, Inc., Class A*	350,243
15,367	Guardant Health, Inc.*	600,542
95,294	HUTCHMED China Ltd. (China)*	292,866
52,669	Hygeia Healthcare Holdings Co. Ltd. (China)(b)	266,309
17,455	Ideaya Biosciences, Inc.*	512,479
5,115	Illumina, Inc.*	845,100
4,784	Immunocore Holdings PLC ADR (United Kingdom)*	269,196
3,089	Insulet Corp.*	592,192
10,882	Intellia Therapeutics, Inc.*	407,857
5,016	Intuitive Surgical, Inc.*	1,568,403
2,923	iRhythm Technologies, Inc.*	302,151
9,439	i-SENS, Inc. (South Korea)	237,448
16,143	Johnson & Johnson	2,610,000
49,158	Keymed Biosciences, Inc. (China)*(b)	334,438
35,824	Koninklijke Philips NV (Netherlands)*	808,737

Common Stocks – (continued)
Health Care – (continued)
26,648	M3, Inc. (Japan)	531,459
31,919	Maravai LifeSciences Holdings, Inc., Class A*	330,042
5,071	Masimo Corp.*	579,514
21,222	Medtronic PLC	1,729,593
19,809	Merck & Co., Inc.	2,158,785
8,004	Mezzion Pharma Co. Ltd. (South Korea)*	299,753
11,216	Moderna, Inc.*	1,268,193
14,719	Myriad Genetics, Inc.*	262,734
14,054	NextGen Healthcare, Inc.*	255,923
15,841	Novartis AG (Switzerland)	1,601,766
12,871	Novo Nordisk A/S ADR (Denmark)	2,389,115
24,884	Ono Pharmaceutical Co. Ltd. (Japan)	472,007
33,317	Pacific Biosciences of California, Inc.*	375,816
14,168	Pediatrix Medical Group, Inc.*	200,194
60,021	Pfizer, Inc.	2,123,543
12,498	PHC Holdings Corp. (Japan)	122,503
10,387	PROCEPT BioRobotics Corp.*	354,301
15,904	Pulmonx Corp.*	166,356
10,971	QIAGEN NV*	499,071
1,543	Regeneron Pharmaceuticals, Inc.*	1,275,274
10,156	REGENXBIO, Inc.*	179,761
27,655	ResMed, Inc. CDI	456,545
9,966	REVOLUTION Medicines, Inc.*	338,545
7,576	Roche Holding AG	2,232,701
22,231	Rocket Pharmaceuticals, Inc.*	347,915
63,387	Sana Biotechnology, Inc.*	339,120
15,023	Sanofi	1,608,347
5,618	Sarepta Therapeutics, Inc.*	679,834
159	Scilex Holding Co. (Singapore)*	456
23,159	Scilex Holding Co.*	58,416
4,825	Seagen, Inc.*	994,288
109,092	Shanghai MicroPort MedBot Group Co. Ltd. (China)*(a)	259,314
24,682	Siemens Healthineers AG (Germany)(b)	1,238,974
30,695	Smith & Nephew PLC (United Kingdom)	416,179
4,885	Stryker Corp.	1,385,142
11,962	Takara Bio, Inc. (Japan)	117,332
12,169	Tandem Diabetes Care, Inc.*	332,944
15,482	Teladoc Health, Inc.*	350,512
2,817	Thermo Fisher Scientific, Inc.	1,569,351
1,529	UFP Technologies, Inc.*	268,661
15,982	Veracyte, Inc.*	421,925
17,114	Veradigm, Inc.*	228,985
15,279	Verona Pharma PLC ADR (United Kingdom)*	296,871
4,809	Vertex Pharmaceuticals, Inc.*	1,675,167
11,820	Verve Therapeutics, Inc.*	152,123
124,725	Well Health Technologies Corp. (Canada)*	435,125
244,913	Yidu Tech, Inc. (China)*(a)(b)	123,991

		72,861,435

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – 7.3%
37,935	3D Systems Corp.*	$239,370
36,434	ABB Ltd. (Switzerland)	1,389,710
4,861	AeroVironment, Inc.*	471,663
3,705	Alfen N.V. (Netherlands)*(a)(b)	214,894
3,260	ASGN, Inc.*	267,842
1,046	CACI International, Inc., Class A*	343,098
42,008	ChargePoint Holdings, Inc.*(a)	300,777
6,179	Daihen Corp. (Japan)	226,219
131,429	Desktop Metal, Inc., Class A*(a)	236,572
53,098	Doosan Enerbility Co. Ltd. (South Korea)*	731,943
11,845	ExlService Holdings, Inc.*	346,229
33,515	FANUC Corp. (Japan)	956,059
58,625	Full Truck Alliance Co. Ltd. ADR (China)*	392,788
14,290	General Electric Co.	1,635,633
398,899	Goldwind Science & Technology Co. Ltd. (China)	209,579
322,348	Grab Holdings Ltd., Class A (Singapore)*	1,215,252
11,407	Johnson Controls International PLC	673,697
6,230	Kaman Corp.	139,739
14,979	Kawasaki Heavy Industries Ltd. (Japan)	384,700
11,624	Korea Aerospace Industries Ltd. (South Korea)	444,997
161,253	Learning Technologies Group PLC (United Kingdom)	156,518
4,484	Leidos Holdings, Inc.	437,235
2,156	LG Energy Solution Ltd. (South Korea)*	887,357
6,374	LIG Nex1 Co. Ltd. (South Korea)	408,939
1,942	Lockheed Martin Corp.	870,696
29,428	Lyft, Inc., Class A*	346,662
13,988	Meitec Corp. (Japan)	245,152
53,771	Mitsubishi Electric Corp. (Japan)	701,385
4,583	Moog, Inc., Class A	532,361
14,175	Nabtesco Corp. (Japan)	268,632
17,913	NIDEC Corp. (Japan)	939,053
144,350	Nikola Corp.*(a)	170,333
31,817	Nordex SE (Germany)*	381,412
5,520	Parsons Corp.*	314,750
6,509	PNE AG (Germany)	90,002
9,474	Proto Labs, Inc.*	279,483
3,561	Rainbow Robotics (South Korea)*	408,165
5,978	Shibaura Machine Co. Ltd. (Japan)	173,281
42,078	Siemens Energy AG (Germany)*	601,009
57,156	SOS Ltd. ADR (China)*(a)	266,919
12,103	SS&C Technologies Holdings, Inc.	694,954
24,983	SunPower Corp.*	178,878
15,825	Sunrun, Inc.*	247,345
60,093	TELUS International CDA, Inc. (Philippines)*(a)	528,217
6,099	Textron, Inc.	473,953
4,088	Thales SA (France)	598,096
20,998	Uber Technologies, Inc.*	991,736
3,059	Verisk Analytics, Inc.	740,951

Common Stocks – (continued)
Industrials – (continued)
93,143	Xinte Energy Co. Ltd., Class H (China)*(a)	164,864
14,165	Xometry, Inc., Class A*	269,843
14,497	Yaskawa Electric Corp. (Japan)(a)	569,683

		24,758,625

Information Technology – 26.2%
18,231	ACI Worldwide, Inc.*	442,649
2,793	Adobe, Inc.*	1,562,237
27,469	Advanced Micro Devices, Inc.*	2,904,023
4,669	Akamai Technologies, Inc.*	490,665
4,830	Alarm.com Holdings, Inc.*	282,893
19,853	Alkami Technology, Inc.*	345,839
4,025	Altair Engineering, Inc., Class A*	267,582
11,846	Ambarella, Inc.*	736,229
6,555	Amphenol Corp., Class A	579,331
37,358	Apple, Inc.	7,018,447
4,933	Arista Networks, Inc.*	963,070
30,445	Atos SE (France)*(a)	256,484
139,076	Aurora Innovation, Inc.*	440,871
3,433	Autodesk, Inc.*	761,920
3,897	Belden, Inc.	365,928
23,872	BigCommerce Holdings, Inc.Series 1*	253,043
84,983	BlackBerry Ltd. (Canada)*	472,505
1,965	Broadcom, Inc.	1,813,479
10,522	C3.ai, Inc., Class A*(a)	326,392
8,749	Canadian Solar, Inc. (Canada)*(a)	245,059
7,381	CEVA, Inc.*	171,387
7,714	Ciena Corp.*	385,546
64,037	Cipher Mining, Inc.*(a)	204,278
32,096	Cisco Systems, Inc.	1,840,706
41,295	Cleanspark, Inc.*	203,584
9,056	Cloudflare, Inc., Class A*	588,912
9,205	Cognex Corp.	433,371
8,943	Coherent Corp.*	336,525
5,403	Consensus Cloud Solutions, Inc.*	172,518
40,921	Converge Technology Solutions Corp. (Canada)	86,503
14,516	Corning, Inc.	476,415
5,994	Crowdstrike Holdings, Inc., Class A*	977,202
2,912	CyberArk Software Ltd.*	483,508
19,431	Dassault Systemes (France)	772,084
8,733	Digi International, Inc.*	291,508
9,853	Digital Garage, Inc. (Japan)	253,795
6,780	DocuSign, Inc.*	341,034
27,225	EngageSmart, Inc.*	482,155
13,211	Extreme Networks, Inc.*	362,642
661	Fair Isaac Corp.*	597,934
3,096	First Solar, Inc.*	585,515
16,868	Fortinet, Inc.*	1,015,622
25,285	Gen Digital, Inc.	512,021
2,124	Globant SA*	434,294
25,375	Hewlett Packard Enterprise Co.	431,121
18,266	HP, Inc.	542,683
1,007	HubSpot, Inc.*	550,346
58,448	Hut 8 Mining Corp. (Canada)*	142,561

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
33,384	indie Semiconductor, Inc., Class A (China)*	$223,673
24,924	Infineon Technologies AG (Germany)	893,098
44,645	Infinera Corp.*	208,939
72,044	Innoviz Technologies Ltd. (Israel)*(a)	164,981
7,137	Instructure Holdings, Inc.*	184,920
11,725	Intapp, Inc.*	429,252
75,231	Intel Corp.	2,643,617
3,947	InterDigital, Inc.	342,244
8,236	International Business Machines Corp.	1,209,292
15,353	Juniper Networks, Inc.	447,079
12,033	Kainos Group PLC (United Kingdom)	185,259
2,462	Keyence Corp. (Japan)	1,023,459
5,011	Keysight Technologies, Inc.*	667,966
5,455	Kontron AG (Austria)	119,004
16,440	Lightspeed Commerce, Inc. (Canada)*	268,056
24,001	Marathon Digital Holdings, Inc.*(a)	301,693
15,178	Marvell Technology, Inc.	884,118
11,201	Maxeon Solar Technologies Ltd.*	176,528
20,741	Microsoft Corp.	6,798,070
894	MicroStrategy, Inc., Class A*	319,632
78,481	Nano Dimension Ltd. ADR (Israel)*	249,570
11,305	nCino, Inc.*	371,595
17,464	NCR Corp.*	537,193
5,345	Nemetschek SE (Germany)	369,768
12,127	NetScout Systems, Inc.*	347,196
31,266	NEXTDC Ltd. (Australia)*	274,177
2,000	Nice Ltd. ADR (Israel)*	389,600
184,048	Nokia OYJ ADR (Finland)	734,352
2,150	Novanta, Inc.*	359,007
15,216	NVIDIA Corp.	7,509,857
2,864	NXP Semiconductors NV (China)	589,182
7,825	Okta, Inc.*	653,466
10,340	OneSpan, Inc.*	126,665
12,351	Open Text Corp. (Canada)	497,251
2,111	OSI Systems, Inc.*	287,835
4,624	Palo Alto Networks, Inc.*	1,125,019
3,686	PTC, Inc.*	542,469
12,211	Q2 Holdings, Inc.*	420,180
3,105	Qorvo, Inc.*	333,446
11,868	QUALCOMM, Inc.	1,359,242
5,491	Rapid7, Inc.*	276,691
28,289	Riot Platforms, Inc.*	321,080
6,923	Salesforce, Inc.*	1,533,168
27,217	Seiko Epson Corp. (Japan)	426,712
11,593	Semtech Corp.*	303,157
28,249	SentinelOne, Inc., Class A*	469,781
2,484	ServiceNow, Inc.*	1,462,654
21,307	Shopify, Inc., Class A (Canada)*	1,416,702
1,926	Silicon Laboratories, Inc.*	259,740
6,546	Skyworks Solutions, Inc.	711,812
6,516	Snowflake, Inc., Class A*	1,022,035
10,709	Software AG (Germany)	371,472
113,858	Spirent Communications PLC (United Kingdom)	226,368
5,884	Splunk, Inc.*	713,494

Common Stocks – (continued)
Information Technology – (continued)
4,943	Sprout Social, Inc., Class A*	264,648
12,561	STMicroelectronics NV (Singapore)	595,289
20,752	Stratasys Ltd.*	305,054
2,611	Synaptics, Inc.*	228,567
22,178	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,075,195
5,621	TD SYNNEX Corp.	571,937
7,515	Tenable Holdings, Inc.*	340,956
12,317	Teradyne, Inc.	1,328,635
100,334	Terawulf, Inc.*(a)	209,698
22,772	TomTom NV (Netherlands)*	181,165
63,511	UiPath, Inc., Class A*	1,004,109
4,699	VMware, Inc., Class A*	793,097
91,028	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H (China)(b)	127,225
2,428	Zebra Technologies Corp., Class A*	667,724
30,679	Zeta Global Holdings Corp., Class A*	249,420
4,692	Zscaler, Inc.*	732,187

		87,962,138

Real Estate – 0.8%
5,766	American Tower Corp. REIT	1,045,491
6,575	Digital Realty Trust, Inc. REIT	866,059
1,036	Equinix, Inc. REIT	809,510

		2,721,060

Utilities – 1.1%
10,970	Atlantica Sustainable Infrastructure PLC (Spain)	246,277
16,406	Avangrid, Inc.	566,007
16,211	Brookfield Renewable Corp., Class A(a)	453,097
11,713	Brookfield Renewable Partners LP (Canada)	295,736
32,576	Innergex Renewable Energy, Inc. (Canada)	310,362
22,765	NextEra Energy, Inc.	1,520,702
47,875	ReNew Energy Global PLC, Class A (India)*	292,038

		3,684,219

TOTAL COMMON STOCKS
(Cost $319,267,467)		$334,714,231

Exchange-Traded Funds – 0.2%
179,533	Greencoat UK Wind PLC/Funds	$322,361
261,948	Renewables Infrastructure Group Ltd. (The)	361,137

TOTAL EXCHANGE-TRADED FUNDS
(Cost $705,644)		$683,498

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Units	Description	Expiration Month	Value

Right – 0.0%
Health Care – 0.0%
9,282	AstraZeneca PLC*(d)
(Cost $0)		12/28	$28,403

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $319,973,111)			$335,426,132

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,259,180	5.234%	$8,259,180
(Cost $8,259,180)

TOTAL INVESTMENTS – 102.3%
(Cost $328,232,291)		$343,685,312

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(7,609,751)

NET ASSETS – 100.0%		$336,075,561

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 7.2%
7,347	Activision Blizzard, Inc.	$675,851
45,889	Alphabet, Inc., Class A*	6,248,705
39,769	Alphabet, Inc., Class C*	5,462,272
63,919	AT&T, Inc.	945,362
917	Charter Communications, Inc., Class A*	401,756
2,583	Electronic Arts, Inc.	309,908
2,757	Fox Corp., Class A	91,146
1,268	Fox Corp., Class B	38,699
3,639	Interpublic Group of Cos., Inc. (The)	118,668
4,137	Netflix, Inc.*	1,794,134
1,519	New York Times Co. (The), Class A	67,246
79	Paramount Global, Class A	1,451
5,411	Paramount Global, Class B	81,652
1,102	Roku, Inc.*	89,482
1,555	Take-Two Interactive Software, Inc.*	221,121
4,849	T-Mobile US, Inc.*	660,676
1,047	TripAdvisor, Inc.*	15,820
37,572	Verizon Communications, Inc.	1,314,269
17,251	Walt Disney Co. (The)*	1,443,564
2,391	ZoomInfo Technologies, Inc.*	43,086

		20,024,868

Consumer Discretionary – 10.7%
3,824	Airbnb, Inc., Class A*	503,047
85,521	Amazon.com, Inc.*	11,802,753
2,550	Aptiv PLC*	258,698
1,834	Best Buy Co., Inc.	140,209
350	Booking Holdings, Inc.*	1,086,760
2,196	BorgWarner, Inc.	89,487
634	Brunswick Corp.	50,162
1,486	CarMax, Inc.*	121,376
257	Chipotle Mexican Grill, Inc.*	495,146
1,135	Darden Restaurants, Inc.	176,504
250	Deckers Outdoor Corp.*	132,273
568	Dick’s Sporting Goods, Inc.	66,081
3,939	DraftKings, Inc., Class A*	116,791
5,040	eBay, Inc.	225,691
1,154	Etsy, Inc.*	84,900
1,353	Expedia Group, Inc.*	146,652
36,983	Ford Motor Co.	448,604
1,817	Gap, Inc. (The)	21,041
1,451	Garmin Ltd.	153,835
13,081	General Motors Co.	438,344
282	Grand Canyon Education, Inc.*	33,065
1,433	H&R Block, Inc.	57,291
1,236	Harley-Davidson, Inc.	41,715
1,234	Hasbro, Inc.	88,848
2,424	Hilton Worldwide Holdings, Inc.	360,328
9,613	Home Depot, Inc. (The)	3,175,174
437	Hyatt Hotels Corp., Class A	49,123
1,042	Kohl’s Corp.	27,759
3,120	Las Vegas Sands Corp.	171,163
554	Lear Corp.	79,826
257	Lithia Motors, Inc.	79,161
5,627	Lowe’s Cos., Inc.	1,296,911
1,050	Lululemon Athletica, Inc.*	400,323

Common Stocks – (continued)
Consumer Discretionary – (continued)
2,520	Macy’s, Inc.	30,820
2,378	Marriott International, Inc., Class A	483,947
344	Marriott Vacations Worldwide Corp.	37,389
6,923	McDonald’s Corp.	1,946,401
2,830	MGM Resorts International	124,463
468	Mohawk Industries, Inc.*	47,451
11,218	NIKE, Inc., Class B	1,140,983
1,050	Nordstrom, Inc.	17,031
2,885	Peloton Interactive, Inc., Class A*	18,406
436	Phinia, Inc.*	12,121
508	Polaris, Inc.	56,942
2,092	PulteGroup, Inc.	171,670
590	PVH Corp.	49,324
2,773	QuantumScape Corp.*	19,799
383	Ralph Lauren Corp.	44,669
2,205	Royal Caribbean Cruises Ltd.*	218,163
1,404	Service Corp. International	88,606
10,641	Starbucks Corp.	1,036,859
2,223	Tapestry, Inc.	74,070
10,864	TJX Cos., Inc. (The)	1,004,703
1,032	Tractor Supply Co.	225,492
380	Vail Resorts, Inc.	86,002
778	Wayfair, Inc., Class A*	53,768
504	Whirlpool Corp.	70,540
615	Williams-Sonoma, Inc.	86,838
804	YETI Holdings, Inc.*	40,160

		29,605,658

Consumer Staples – 6.4%
4,992	Archer-Daniels-Midland Co.	395,865
1,373	Bunge Ltd.	156,961
1,761	Campbell Soup Co.	73,434
2,248	Church & Dwight Co., Inc.	217,539
1,135	Clorox Co. (The)	177,571
36,082	Coca-Cola Co. (The)	2,158,786
7,554	Colgate-Palmolive Co.	554,992
4,205	Costco Wholesale Corp.	2,309,722
5,409	General Mills, Inc.	365,973
1,355	Hershey Co. (The)	291,135
2,666	Hormel Foods Corp.	102,881
603	Ingredion, Inc.	62,055
2,390	Kellogg Co.	145,838
8,771	Keurig Dr Pepper, Inc.	295,144
3,101	Kimberly-Clark Corp.	399,502
5,997	Kroger Co. (The)	278,201
2,315	McCormick & Co., Inc.	190,015
1,606	Molson Coors Beverage Co., Class B	101,965
6,846	Monster Beverage Corp.*	393,029
12,763	PepsiCo, Inc.	2,270,793
21,811	Procter & Gamble Co. (The)	3,366,310
4,671	Sysco Corp.	325,335
4,340	Target Corp.	549,227
2,549	Tyson Foods, Inc., Class A	135,785
6,593	Walgreens Boots Alliance, Inc.	166,869
13,549	Walmart, Inc.	2,203,203

		17,688,130

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – 4.4%
2,676	APA Corp.	$117,316
8,734	Baker Hughes Co.	316,083
2,091	Cheniere Energy, Inc.	341,251
15,352	Chevron Corp.	2,473,207
10,459	ConocoPhillips	1,244,935
5,524	Devon Energy Corp.	282,221
3,106	EQT Corp.	134,241
35,244	Exxon Mobil Corp.	3,918,780
7,742	Halliburton Co.	298,996
16,904	Kinder Morgan, Inc.	291,087
3,805	Marathon Petroleum Corp.	543,240
6,012	Occidental Petroleum Corp.	377,494
3,854	ONEOK, Inc.	251,281
3,972	Phillips 66	453,444
2,004	Pioneer Natural Resources Co.	476,812
2,013	Range Resources Corp.	65,181
3,107	Valero Energy Corp.	403,599
10,496	Williams Cos., Inc. (The)	362,427

		12,351,595

Financials – 12.7%
2,592	Allstate Corp. (The)	279,443
2,675	Ally Financial, Inc.	74,071
5,267	American Express Co.	832,133
7,250	American International Group, Inc.	424,270
1,039	Ameriprise Financial, Inc.	350,746
1,996	Aon PLC, Class A	665,446
3,537	Arch Capital Group Ltd.*	271,854
523	Assurant, Inc.	72,870
771	Axis Capital Holdings Ltd.	42,297
68,868	Bank of America Corp.	1,974,446
7,810	Bank of New York Mellon Corp. (The)	350,435
1,472	BlackRock, Inc.	1,031,195
4,821	Block, Inc.*	277,931
3,368	Capital One Financial Corp.	344,849
1,040	Cboe Global Markets, Inc.	155,698
14,651	Charles Schwab Corp. (The)	866,607
19,230	Citigroup, Inc.	794,007
3,546	CME Group, Inc.	718,703
2,036	Columbia Banking System, Inc.	41,697
1,296	Comerica, Inc.	62,351
352	Evercore, Inc., Class A	49,298
421	Everest Group Ltd.	151,846
5,268	Fidelity National Information Services, Inc.	294,270
6,691	Fifth Third Bancorp	177,646
3,533	FNB Corp.	41,089
2,807	Franklin Resources, Inc.	75,059
3,195	Goldman Sachs Group, Inc. (The)(a)	1,047,034
348	Hanover Insurance Group, Inc. (The)	37,139
3,012	Hartford Financial Services Group, Inc. (The)	216,322
14,211	Huntington Bancshares, Inc.	157,600
5,476	Intercontinental Exchange, Inc.	646,113
1,974	Jefferies Financial Group, Inc.	70,452
29,083	JPMorgan Chase & Co.	4,255,715

Common Stocks – (continued)
Financials – (continued)
9,205	KeyCorp	104,293
1,082	Lazard Ltd., Class A	37,589
1,661	Lincoln National Corp.	42,621
774	LPL Financial Holdings, Inc.	178,477
367	MarketAxess Holdings, Inc.	88,421
4,895	Marsh & McLennan Cos., Inc.	954,476
7,511	Mastercard, Inc., Class A	3,099,339
6,392	MetLife, Inc.	404,869
2,848	MGIC Investment Corp.	50,068
1,569	Moody’s Corp.	528,439
11,885	Morgan Stanley	1,012,008
256	Morningstar, Inc.	59,563
770	MSCI, Inc.	418,587
3,372	Nasdaq, Inc.	176,963
2,022	Northern Trust Corp.	153,814
1,111	OneMain Holdings, Inc.	46,118
9,988	PayPal Holdings, Inc.*	624,350
740	Pinnacle Financial Partners, Inc.	49,254
3,935	PNC Financial Services Group, Inc. (The)	475,073
361	Primerica, Inc.	72,547
2,387	Principal Financial Group, Inc.	185,494
5,781	Progressive Corp. (The)	771,590
3,627	Prudential Financial, Inc.	343,368
9,237	Regions Financial Corp.	169,407
653	Reinsurance Group of America, Inc.	90,519
1,237	Rocket Cos., Inc., Class A*(b)	13,211
3,174	S&P Global, Inc.	1,240,590
3,793	Synchrony Financial	122,438
1,417	Synovus Financial Corp.	43,870
1,130	Tradeweb Markets, Inc., Class A	97,666
2,280	Travelers Cos., Inc. (The)	367,604
13,108	Truist Financial Corp.	400,449
1,950	Unum Group	95,920
15,146	US Bancorp	553,283
14,497	Visa, Inc., Class A	3,561,623
2,106	W R Berkley Corp.	130,277
37,368	Wells Fargo & Co.	1,542,925
3,327	Western Union Co. (The)	41,088

		35,198,823

Health Care – 12.9%
691	10X Genomics, Inc., Class A*	35,828
13,079	Abbott Laboratories	1,345,829
13,417	AbbVie, Inc.	1,971,762
2,230	Agilent Technologies, Inc.	269,986
579	Align Technology, Inc.*	214,311
938	Alnylam Pharmaceuticals, Inc.*	185,555
4,039	Amgen, Inc.	1,035,357
3,818	Baxter International, Inc.	155,011
2,144	Becton Dickinson & Co.	599,141
1,090	Biogen, Inc.*	291,422
1,414	BioMarin Pharmaceutical, Inc.*	129,211
10,848	Boston Scientific Corp.*	585,141
15,885	Bristol-Myers Squibb Co.	979,310
1,485	Cencora, Inc.	261,330

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,141	Centene Corp.*	$255,293
2,205	Cigna Group (The)	609,153
11,793	CVS Health Corp.	768,550
4,972	Danaher Corp.	1,317,580
410	DaVita, Inc.*	41,992
1,597	DENTSPLY SIRONA, Inc.	59,233
2,921	Dexcom, Inc.*	294,963
4,551	Edwards Lifesciences Corp.*	348,015
1,794	Elevance Health, Inc.	792,966
6,434	Eli Lilly & Co.	3,565,723
667	Fortrea Holdings, Inc.*	18,376
2,945	GE HealthCare Technologies, Inc.	207,475
9,442	Gilead Sciences, Inc.	722,124
1,544	HCA Healthcare, Inc.	428,151
1,832	Hologic, Inc.*	136,924
1,690	Horizon Therapeutics PLC*	190,531
947	Humana, Inc.	437,164
619	IDEXX Laboratories, Inc.*	316,563
1,193	Illumina, Inc.*	197,107
1,392	Incyte Corp.*	89,826
524	Insulet Corp.*	100,456
2,641	Intuitive Surgical, Inc.*	825,788
1,394	IQVIA Holdings, Inc.*	310,346
18,341	Johnson & Johnson	2,965,373
667	Laboratory Corp. of America Holdings	138,803
821	Maravai LifeSciences Holdings, Inc., Class A*	8,489
10,038	Medtronic PLC	818,097
19,313	Merck & Co., Inc.	2,104,731
2,538	Moderna, Inc.*	286,972
731	Neurocrine Biosciences, Inc.*	79,599
42,699	Pfizer, Inc.	1,510,691
780	Regeneron Pharmaceuticals, Inc.*	644,662
421	Repligen Corp.*	73,216
1,099	ResMed, Inc.	175,389
2,681	Stryker Corp.	760,198
2,914	Thermo Fisher Scientific, Inc.	1,623,389
510	Ultragenyx Pharmaceutical, Inc.*	18,763
7,068	UnitedHealth Group, Inc.	3,368,467
1,096	Veeva Systems, Inc., Class A*	228,735
1,949	Vertex Pharmaceuticals, Inc.*	678,915
521	Waters Corp.*	146,297
1,590	Zimmer Biomet Holdings, Inc.	189,401

		35,913,680

Industrials – 9.0%
4,894	3M Co.	522,043
278	Acuity Brands, Inc.	44,836
1,160	AECOM	101,790
777	Allegion PLC	88,430
6,125	American Airlines Group, Inc.*	90,221
2,044	AMETEK, Inc.	326,038
405	Armstrong World Industries, Inc.	31,019
3,682	Automatic Data Processing, Inc.	937,474
193	Avis Budget Group, Inc.*	41,184
1,092	AZEK Co., Inc. (The)*	37,139

Common Stocks – (continued)
Industrials – (continued)
4,959	Boeing Co. (The)*	1,110,965
1,156	Booz Allen Hamilton Holding Corp.	130,986
1,156	Broadridge Financial Solutions, Inc.	215,259
7,409	Carrier Global Corp.	425,647
4,592	Caterpillar, Inc.	1,290,949
1,128	Ceridian HCM Holding, Inc.*	81,803
1,025	C.H. Robinson Worldwide, Inc.	92,691
2,406	ChargePoint Holdings, Inc.*(b)	17,227
774	Cintas Corp.	390,228
18,064	CSX Corp.	545,533
1,263	Cummins, Inc.	290,541
2,427	Deere & Co.	997,351
6,051	Delta Air Lines, Inc.	259,467
3,546	Eaton Corp. PLC	816,892
5,080	Emerson Electric Co.	499,110
2,063	FedEx Corp.	538,484
3,146	Fortive Corp.	248,062
1,120	Fortune Brands Innovations, Inc.	77,302
294	FTI Consulting, Inc.*	54,631
9,645	General Electric Co.	1,103,967
1,600	Genpact Ltd.	59,728
1,269	Hertz Global Holdings, Inc.*	21,510
5,926	Honeywell International, Inc.	1,113,732
475	Hubbell, Inc.	154,874
670	IDEX Corp.	151,688
2,695	Illinois Tool Works, Inc.	666,608
3,598	Ingersoll Rand, Inc.	250,457
1,121	Jacobs Solutions, Inc.	151,133
6,113	Johnson Controls International PLC	361,034
1,039	KBR, Inc.	63,919
1,680	L3Harris Technologies, Inc.	299,191
1,047	Leidos Holdings, Inc.	102,093
282	Lennox International, Inc.	106,260
493	Lincoln Electric Holdings, Inc.	94,883
2,010	Lockheed Martin Corp.	901,183
1,791	MDU Resources Group, Inc.	36,465
428	Mercury Systems, Inc.*	16,799
1,276	Northrop Grumman Corp.	552,623
1,466	nVent Electric PLC	82,888
586	Oshkosh Corp.	60,844
3,678	Otis Worldwide Corp.	314,653
795	Owens Corning	114,408
1,021	Rockwell Automation, Inc.	318,634
13,004	RTX Corp.	1,118,864
474	Schneider National, Inc., Class B	13,703
423	SiteOne Landscape Supply, Inc.*	72,413
5,607	Southwest Airlines Co.	177,181
928	Spirit AeroSystems Holdings, Inc., Class A	19,785
1,360	Stanley Black & Decker, Inc.	128,357
2,224	Sunrun, Inc.*	34,761
1,793	Textron, Inc.	139,334
544	Timken Co. (The)	41,572
2,023	Trane Technologies PLC	415,241
1,716	TransUnion	139,374
18,295	Uber Technologies, Inc.*	864,073

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,426	Union Pacific Corp.	$1,196,813
3,078	United Airlines Holdings, Inc.*	153,315
6,445	United Parcel Service, Inc., Class B	1,091,783
607	United Rentals, Inc.	289,260
1,271	Verisk Analytics, Inc.	307,862
4,292	Waste Management, Inc.	672,900
1,749	WillScot Mobile Mini Holdings Corp.*	71,744
526	Woodward, Inc.	68,049
399	W.W. Grainger, Inc.	284,942
2,110	Xylem, Inc.	218,469

		24,922,671

Information Technology – 28.9%
5,619	Accenture PLC, Class A	1,819,264
3,519	Adobe, Inc.*	1,968,317
12,303	Advanced Micro Devices, Inc.*	1,300,673
1,179	Akamai Technologies, Inc.*	123,901
3,883	Analog Devices, Inc.	705,852
665	ANSYS, Inc.*	212,049
115,243	Apple, Inc.	21,650,702
6,482	Applied Materials, Inc.	990,190
1,645	Autodesk, Inc.*	365,091
3,152	Broadcom, Inc.	2,908,949
2,074	Cadence Design Systems, Inc.*	498,673
1,320	Ciena Corp.*	65,974
424	Cirrus Logic, Inc.*	34,785
36,831	Cisco Systems, Inc.	2,112,258
2,204	Cloudflare, Inc., Class A*	143,326
5,832	Corning, Inc.	191,406
1,551	DocuSign, Inc.*	78,015
2,005	Dropbox, Inc., Class A*	55,719
1,674	Dynatrace, Inc.*	80,687
596	Elastic NV*	36,880
460	F5, Inc.*	75,284
919	First Solar, Inc.*	173,801
5,040	Fortinet, Inc.*	303,458
591	Gartner, Inc.*	206,661
4,261	Gen Digital, Inc.	86,285
1,181	GoDaddy, Inc., Class A*	85,634
9,923	Hewlett Packard Enterprise Co.	168,592
6,630	HP, Inc.	196,977
32,044	Intel Corp.	1,126,026
6,976	International Business Machines Corp.	1,024,286
2,098	Intuit, Inc.	1,136,717
2,841	Juniper Networks, Inc.	82,730
1,579	Keysight Technologies, Inc.*	210,481
1,029	Lam Research Corp.	722,770
217	Littelfuse, Inc.	57,956
6,556	Marvell Technology, Inc.	381,887
8,384	Micron Technology, Inc.	586,377
57,471	Microsoft Corp.	18,836,695
503	MongoDB, Inc.*	191,794
1,471	Motorola Solutions, Inc.	417,131
1,643	NetApp, Inc.	126,018
425	New Relic, Inc.*	36,172
18,349	NVIDIA Corp.	9,056,149

Common Stocks – (continued)
Information Technology – (continued)
1,149	Okta, Inc.*	95,953
3,312	ON Semiconductor Corp.*	326,100
11,673	Oracle Corp.	1,405,312
2,290	Palo Alto Networks, Inc.*	557,157
313	Pegasystems, Inc.	15,544
2,152	Pure Storage, Inc., Class A*	78,742
8,559	QUALCOMM, Inc.	980,262
7,265	Salesforce, Inc.*	1,608,907
1,563	ServiceNow, Inc.*	920,341
964	Smartsheet, Inc., Class A*	40,228
1,235	Splunk, Inc.*	149,756
1,164	Synopsys, Inc.*	534,148
773	Teradata Corp.*	35,767
1,193	Teradyne, Inc.	128,689
6,969	Texas Instruments, Inc.	1,171,210
2,188	Trimble, Inc.*	119,881
1,295	Twilio, Inc., Class A*	82,504
318	Tyler Technologies, Inc.*	126,701
1,647	VMware, Inc., Class A*	277,981
2,451	Western Digital Corp.*	110,295
946	Wolfspeed, Inc.*	45,238
1,516	Workday, Inc., Class A*	370,662
451	Zebra Technologies Corp., Class A*	124,030
1,896	Zoom Video Communications, Inc., Class A*	134,673
668	Zscaler, Inc.*	104,241

		80,176,914

Materials – 2.5%
1,929	Air Products and Chemicals, Inc.	570,000
1,016	Albemarle Corp.	201,889
584	AptarGroup, Inc.	77,415
702	Avery Dennison Corp.	132,243
1,956	Axalta Coating Systems Ltd.*	55,355
2,738	Ball Corp.	149,084
858	Celanese Corp.	108,417
1,697	CF Industries Holdings, Inc.	130,788
4,408	Cleveland-Cliffs, Inc.*	67,398
6,565	Corteva, Inc.	331,598
6,148	Dow, Inc.	335,435
4,081	DuPont de Nemours, Inc.	313,788
1,033	Eastman Chemical Co.	87,815
2,162	Ecolab, Inc.	397,397
12,417	Freeport-McMoRan, Inc.	495,563
2,217	International Flavors & Fragrances, Inc.	156,188
3,011	International Paper Co.	105,144
4,263	Linde PLC	1,649,952
2,248	LyondellBasell Industries NV, Class A	222,035
550	Martin Marietta Materials, Inc.	245,526
6,916	Newmont Corp.	272,629
2,185	Nucor Corp.	376,039
783	Packaging Corp. of America	116,745
359	Scotts Miracle-Gro Co. (The)	20,341
1,784	SSR Mining, Inc. (Canada)	26,492
1,177	Vulcan Materials Co.	256,880
2,240	Westrock Co.	73,270

		6,975,426

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Real Estate – 2.8%
4,419	American Homes 4 Rent, Class A REIT	$159,261
6,186	American Tower Corp. REIT	1,121,646
1,984	Apartment Income REIT Corp. REIT	67,575
1,854	AvalonBay Communities, Inc. REIT	340,802
2,083	Boston Properties, Inc. REIT	139,082
1,378	Camden Property Trust REIT	148,300
4,114	CBRE Group, Inc., Class A*	349,896
5,751	Crown Castle, Inc. REIT	577,975
3,864	Digital Realty Trust, Inc. REIT	508,966
1,242	Equinix, Inc. REIT	970,474
5,006	Equity Residential REIT	324,539
847	Essex Property Trust, Inc. REIT	201,916
3,848	Iron Mountain, Inc. REIT	244,502
625	Jones Lang LaSalle, Inc.*	108,000
8,038	Kimco Realty Corp. REIT	152,240
12,261	Prologis, Inc. REIT	1,522,816
1,428	SBA Communications Corp. REIT	320,629
4,359	UDR, Inc. REIT	173,924
9,725	Weyerhaeuser Co. REIT	318,494
736	Zillow Group, Inc., Class A*	37,477
2,050	Zillow Group, Inc., Class C*	106,928

		7,895,442

Utilities – 2.3%
7,044	AES Corp. (The)	126,299
2,763	Ameren Corp.	219,023
5,439	American Electric Power Co., Inc.	426,418
2,055	American Water Works Co., Inc.	285,111
748	Avangrid, Inc.	25,806
8,823	Dominion Energy, Inc.	428,268
2,171	DTE Energy Co.	224,438
8,138	Duke Energy Corp.	722,654
3,989	Edison International	274,643
2,233	Entergy Corp.	212,693
3,680	Eversource Energy	234,858
10,489	Exelon Corp.	420,819
21,369	NextEra Energy, Inc.	1,427,449
2,435	NRG Energy, Inc.	91,434
5,250	Public Service Enterprise Group, Inc.	320,670
6,652	Sempra	467,103
3,959	Vistra Corp.	124,392
5,812	Xcel Energy, Inc.	332,039

		6,364,117

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $222,314,822)		$277,117,324

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,687	5.234%	$30,687
(Cost $30,687)

TOTAL INVESTMENTS – 99.8%
(Cost $222,345,509)		$277,148,011

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		598,542

NET ASSETS – 100.0%		$277,746,553

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is on loan.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

NORTH AMERICAN PIPELINES & POWER EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.8%
Energy – 81.1%
16,916	Antero Midstream Corp. (United States)	$205,022
464	Cheniere Energy Partners LP (United States)	24,082
4,655	Cheniere Energy, Inc. (United States)	759,696
3,452	Clean Energy Fuels Corp. (United States)*	14,706
468	Crestwood Equity Partners LP (United States)	13,385
504	CrossAmerica Partners LP (United States)	9,838
252	Delek Logistics Partners LP (United States)	10,521
516	DT Midstream, Inc. (United States)	26,982
11,418	Enbridge, Inc. (Canada)	400,362
28,489	Energy Transfer LP (United States)	383,747
6,100	EnLink Midstream LLC (United States)*	75,884
13,043	Enterprise Products Partners LP (United States)	347,074
4,288	Equitrans Midstream Corp. (United States)	41,165
588	Excelerate Energy, Inc., Class A (United States)	10,937
2,984	Gibson Energy, Inc. (Canada)	44,817
340	Global Partners LP (United States)	10,635
1,256	Hess Midstream LP, Class A (United States)	36,298
392	Holly Energy Partners LP (United States)	8,350
9,313	Keyera Corp. (Canada)	229,770
25,483	Kinder Morgan, Inc. (United States)	438,817
192	Kinetik Holdings, Inc. (United States)	6,741
2,001	Magellan Midstream Partners LP (United States)	132,906
3,446	MPLX LP (United States)	120,231
3,008	New Fortress Energy, Inc. (United States)	93,368
2,160	NextDecade Corp. (United States)*	13,111
768	NuStar Energy LP (United States)	12,872
10,865	ONEOK, Inc. (United States)	708,398
12,429	Pembina Pipeline Corp. (Canada)	385,837
9,139	Plains All American Pipeline LP (United States)	139,370
13,007	Plains GP Holdings LP, Class A (United States)*	208,632
6,468	Secure Energy Services, Inc. (Canada)	35,759
1,383	Sunoco LP (United States)	63,563
8,004	Targa Resources Corp. (United States)	690,345
9,677	TC Energy Corp. (Canada)	349,043
1,440	Vertex Energy, Inc. (United States)*	6,106
2,304	Western Midstream Partners LP (United States)	61,494
13,150	Williams Cos., Inc. (The) (United States)	454,069
3,008	World Kinect Corp. (United States)	65,875

		6,639,808

Utilities – 18.7%
17,840	AES Corp. (The) (United States)	319,871
1,164	AltaGas Ltd. (Canada)	22,730
2,140	Atlantica Sustainable Infrastructure PLC (Spain)	48,043

Common Stocks – (continued)
Utilities – (continued)
4,374	Boralex, Inc., Class A (Canada)	105,976
1,500	Brookfield Renewable Corp., Class A (United States)	41,925
2,232	Brookfield Renewable Partners LP (Canada)	56,355
2,104	Clearway Energy, Inc., Class C (United States)	52,116
3,404	Innergex Renewable Energy, Inc. (Canada)	32,431
2,059	NextEra Energy Partners LP (United States)	102,703
8,588	Northland Power, Inc. (Canada)	162,181
1,951	Ormat Technologies, Inc. (United States)	148,159
348	Suburban Propane Partners LP (United States)	5,053
12,560	Superior Plus Corp. (Canada)	94,784
13,345	UGI Corp. (United States)	336,027

		1,528,354

TOTAL INVESTMENTS – 99.8%
(Cost $8,100,891)		$8,168,162

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		18,161

NET ASSETS – 100.0%		$8,186,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 90.2%
Communication Services – 7.1%
1,743	Alphabet, Inc., Class A*	$237,344
162	Electronic Arts, Inc.	19,437
353	Fox Corp., Class A	11,670
355	Meta Platforms, Inc., Class A*	105,041
75	Netflix, Inc.*	32,526
80	Omnicom Group, Inc.	6,481
49	Spotify Technology SA*	7,545
150	T-Mobile US, Inc.*	20,437
441	Walt Disney Co. (The)*	36,903
147	Warner Music Group Corp., Class A	4,895

		482,279

Consumer Discretionary – 10.2%
101	Airbnb, Inc., Class A*	13,287
1,367	Amazon.com, Inc.*	188,660
10	AutoZone, Inc.*	25,313
102	Best Buy Co., Inc.	7,798
8	Booking Holdings, Inc.*	24,840
14	Chipotle Mexican Grill, Inc.*	26,973
85	Darden Restaurants, Inc.	13,218
21	Deckers Outdoor Corp.*	11,111
21	Domino’s Pizza, Inc.	8,135
81	Garmin Ltd.	8,588
77	Genuine Parts Co.	11,837
118	Hilton Worldwide Holdings, Inc.	17,541
190	Home Depot, Inc. (The)	62,757
190	LKQ Corp.	9,981
134	Lowe’s Cos., Inc.	30,884
28	Lululemon Athletica, Inc.*	10,675
154	McDonald’s Corp.	43,297
300	NIKE, Inc., Class B	30,513
2	NVR, Inc.*	12,755
25	O’Reilly Automotive, Inc.*	23,492
130	Ross Stores, Inc.	15,835
261	Starbucks Corp.	25,432
359	TJX Cos., Inc. (The)	33,200
47	Tractor Supply Co.	10,270
30	Ulta Beauty, Inc.*	12,451
135	Yum! Brands, Inc.	17,466

		696,309

Consumer Staples – 8.0%
134	Archer-Daniels-Midland Co.	10,626
87	Clorox Co. (The)	13,611
869	Coca-Cola Co. (The)	51,992
334	Colgate-Palmolive Co.	24,539
90	Constellation Brands, Inc., Class A	23,450
94	Costco Wholesale Corp.	51,632
95	Dollar Tree, Inc.*	11,624
187	General Mills, Inc.	12,653
50	Hershey Co. (The)	10,743
101	Kellogg Co.	6,163
207	Kenvue, Inc.	4,771
489	Keurig Dr Pepper, Inc.	16,455
130	Kimberly-Clark Corp.	16,748
267	Kraft Heinz Co. (The)	8,835

Common Stocks – (continued)
Consumer Staples – (continued)
232	Kroger Co. (The)	10,763
90	McCormick & Co., Inc.	7,387
160	Molson Coors Beverage Co., Class B	10,158
434	Mondelez International, Inc., Class A	30,927
262	Monster Beverage Corp.*	15,042
287	PepsiCo, Inc.	51,063
411	Procter & Gamble Co. (The)	63,434
156	Reynolds Consumer Products, Inc.	4,257
229	Sysco Corp.	15,950
109	Target Corp.	13,794
334	Walmart, Inc.	54,312

		540,929

Energy – 1.1%
63	Chesapeake Energy Corp.	5,557
223	ConocoPhillips	26,544
190	ONEOK, Inc.	12,388
133	Phillips 66	15,183
447	Williams Cos., Inc. (The)	15,435

		75,107

Financials – 11.7%
127	American Express Co.	20,065
83	Aon PLC, Class A	27,671
85	Arthur J Gallagher & Co.	19,591
222	Berkshire Hathaway, Inc., Class B*	79,964
33	BlackRock, Inc.	23,118
162	Brown & Brown, Inc.	12,004
63	Cboe Global Markets, Inc.	9,432
403	Charles Schwab Corp. (The)	23,837
128	Chubb Ltd.	25,711
103	CME Group, Inc.	20,876
88	CNA Financial Corp.	3,461
30	FactSet Research Systems, Inc.	13,092
158	Fidelity National Information Services, Inc.	8,826
194	Fiserv, Inc.*	23,550
228	Franklin Resources, Inc.	6,097
151	Hartford Financial Services Group, Inc. (The)	10,845
198	Intercontinental Exchange, Inc.	23,362
269	Jefferies Financial Group, Inc.	9,601
511	JPMorgan Chase & Co.	74,775
34	MarketAxess Holdings, Inc.	8,192
153	Marsh & McLennan Cos., Inc.	29,833
163	Mastercard, Inc., Class A	67,260
67	Moody’s Corp.	22,566
36	MSCI, Inc.	19,570
290	PayPal Holdings, Inc.*	18,128
109	PNC Financial Services Group, Inc. (The)	13,160
127	Progressive Corp. (The)	16,951
68	S&P Global, Inc.	26,578
135	SEI Investments Co.	8,378
114	T. Rowe Price Group, Inc.	12,794
78	Tradeweb Markets, Inc., Class A	6,742
90	Travelers Cos., Inc. (The)	14,511
280	Visa, Inc., Class A	68,790
139	W R Berkley Corp.	8,599

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
30	WEX, Inc.*	$5,885
70	Willis Towers Watson PLC	14,473

		798,288

Health Care – 15.4%
429	Abbott Laboratories	44,144
316	AbbVie, Inc.	46,439
106	Agilent Technologies, Inc.	12,833
24	Align Technology, Inc.*	8,883
45	Alnylam Pharmaceuticals, Inc.*	8,902
101	Amgen, Inc.	25,890
63	Becton Dickinson & Co.	17,605
319	Boston Scientific Corp.*	17,207
453	Bristol-Myers Squibb Co.	27,927
177	Cardinal Health, Inc.	15,457
57	Cencora, Inc.	10,031
156	Centene Corp.*	9,617
37	Cooper Cos., Inc. (The)	13,690
294	CVS Health Corp.	19,160
131	Danaher Corp.	34,715
218	DENTSPLY SIRONA, Inc.	8,086
175	Dexcom, Inc.*	17,672
286	Edwards Lifesciences Corp.*	21,870
49	Elevance Health, Inc.	21,659
137	Eli Lilly & Co.	75,925
289	Gilead Sciences, Inc.	22,103
79	HCA Healthcare, Inc.	21,907
76	Henry Schein, Inc.*	5,817
128	Hologic, Inc.*	9,567
42	Humana, Inc.	19,389
36	IDEXX Laboratories, Inc.*	18,411
90	Intuitive Surgical, Inc.*	28,141
436	Johnson & Johnson	70,493
36	McKesson Corp.	14,844
359	Medtronic PLC	29,259
433	Merck & Co., Inc.	47,188
10	Mettler-Toledo International, Inc.*	12,135
107	Moderna, Inc.*	12,099
192	QIAGEN NV*	8,734
120	Quest Diagnostics, Inc.	15,780
54	ResMed, Inc.	8,618
67	Revvity, Inc.	7,841
34	STERIS PLC	7,806
88	Stryker Corp.	24,952
79	Thermo Fisher Scientific, Inc.	44,011
164	UnitedHealth Group, Inc.	78,159
79	Veeva Systems, Inc., Class A*	16,487
77	Vertex Pharmaceuticals, Inc.*	26,822
47	West Pharmaceutical Services, Inc.	19,124
96	Zoetis, Inc.	18,289

		1,045,688

Industrials – 12.9%
132	3M Co.	14,080
176	A O Smith Corp.	12,760
102	AMETEK, Inc.	16,270

Common Stocks – (continued)
Industrials – (continued)
106	Automatic Data Processing, Inc.	26,989
118	Boeing Co. (The)*	26,435
63	Booz Allen Hamilton Holding Corp.	7,138
100	BWX Technologies, Inc.	7,376
32	Carlisle Cos., Inc.	8,417
279	Carrier Global Corp.	16,028
67	C.H. Robinson Worldwide, Inc.	6,059
28	Cintas Corp.	14,117
38	Clean Harbors, Inc.*	6,435
722	CSX Corp.	21,804
67	Dover Corp.	9,936
81	Eaton Corp. PLC	18,660
78	Equifax, Inc.	16,123
64	Expeditors International of Washington, Inc.	7,469
373	Fastenal Co.	21,477
79	FedEx Corp.	20,621
78	Ferguson PLC	12,602
148	Flowserve Corp.	5,856
168	Fortive Corp.	13,247
52	General Dynamics Corp.	11,785
223	General Electric Co.	25,525
190	Honeywell International, Inc.	35,709
269	Howmet Aerospace, Inc.	13,307
32	Hubbell, Inc.	10,434
37	IDEX Corp.	8,377
102	Illinois Tool Works, Inc.	25,230
196	Ingersoll Rand, Inc.	13,643
45	J.B. Hunt Transport Services, Inc.	8,455
389	Johnson Controls International PLC	22,974
71	Lockheed Martin Corp.	31,833
34	Nordson Corp.	8,301
64	Norfolk Southern Corp.	13,121
52	Northrop Grumman Corp.	22,521
30	Old Dominion Freight Line, Inc.	12,821
270	Otis Worldwide Corp.	23,098
137	Paychex, Inc.	16,745
42	Paycom Software, Inc.	12,383
105	Republic Services, Inc.	15,134
49	Rockwell Automation, Inc.	15,292
231	Rollins, Inc.	9,141
405	RTX Corp.	34,846
83	Trane Technologies PLC	17,037
21	TransDigm Group, Inc.*	18,981
139	Union Pacific Corp.	30,659
162	United Parcel Service, Inc., Class B	27,443
78	Verisk Analytics, Inc.	18,893
165	Waste Management, Inc.	25,869
123	Westinghouse Air Brake Technologies Corp.	13,840
28	W.W. Grainger, Inc.	19,996

		873,292

Information Technology – 17.3%
149	Accenture PLC, Class A	48,242
81	Amdocs Ltd.	7,225
248	Amphenol Corp., Class A	21,918
46	ANSYS, Inc.*	14,668

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
2,290	Apple, Inc.	$430,222
62	Arista Networks, Inc.*	12,104
72	Cadence Design Systems, Inc.*	17,312
676	Cisco Systems, Inc.	38,769
102	Datadog, Inc., Class A*	9,841
235	Dynatrace, Inc.*	11,327
12	Fair Isaac Corp.*	10,855
311	Fortinet, Inc.*	18,725
55	Gartner, Inc.*	19,232
898	Intel Corp.	31,556
137	Keysight Technologies, Inc.*	18,262
68	Lattice Semiconductor Corp.*	6,614
58	Manhattan Associates, Inc.*	11,752
70	Motorola Solutions, Inc.	19,850
368	NVIDIA Corp.	181,626
298	Oracle Corp.	35,876
95	Palo Alto Networks, Inc.*	23,114
113	PTC, Inc.*	16,630
47	Roper Technologies, Inc.	23,456
163	Salesforce, Inc.*	36,098
35	Synopsys, Inc.*	16,061
163	TE Connectivity Ltd.	21,580
18	Teledyne Technologies, Inc.*	7,529
163	Texas Instruments, Inc.	27,394
39	Tyler Technologies, Inc.*	15,539
93	VeriSign, Inc.*	19,324

		1,172,701

Materials – 2.6%
52	Air Products and Chemicals, Inc.	15,366
40	AptarGroup, Inc.	5,302
135	Ball Corp.	7,351
94	Ecolab, Inc.	17,278
103	International Flavors & Fragrances, Inc.	7,256
105	Linde PLC	40,639
221	Newmont Corp.	8,712
58	Packaging Corp. of America	8,648
110	PPG Industries, Inc.	15,594
28	Reliance Steel & Aluminum Co.	7,979
60	RPM International, Inc.	5,984
81	Sherwin-Williams Co. (The)	22,009
74	Southern Copper Corp. (Mexico)	5,969
41	Vulcan Materials Co.	8,948

		177,035

Real Estate – 1.3%
78	AvalonBay Communities, Inc. REIT	14,338
136	CoStar Group, Inc.*	11,151
25	Equinix, Inc. REIT	19,534
202	Equity Residential REIT	13,096
41	Essex Property Trust, Inc. REIT	9,774
70	Public Storage REIT	19,346

		87,239

Common Stocks – (continued)
Utilities – 2.6%
90	Ameren Corp.	7,134
142	American Electric Power Co., Inc.	11,133
316	CenterPoint Energy, Inc.	8,813
111	Consolidated Edison, Inc.	9,875
94	Constellation Energy Corp.	9,791
104	DTE Energy Co.	10,752
190	Duke Energy Corp.	16,872
360	Exelon Corp.	14,443
431	NextEra Energy, Inc.	28,791
397	PPL Corp.	9,893
216	Public Service Enterprise Group, Inc.	13,193
360	Southern Co. (The)	24,383
198	Xcel Energy, Inc.	11,312

		176,385

TOTAL INVESTMENTS – 90.2%
(Cost $5,718,625)		$6,125,252

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.8%		667,508

NET ASSETS – 100.0%		$6,792,760

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	3	09/15/23	$677,400	$11,957

PURCHASED & WRITTEN OPTIONS CONTRACTS — At August 31, 2023, the Fund had the following purchased and written option contracts:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Puts
S&P 500 E-Mini	4,460.000	09/29/2023	29	$6,467,000	$39,150	$40,634	$(1,484)

Total purchased option contract			29	$6,467,000	$39,150	$40,634	$(1,484)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Written Option Contracts:
Calls
S&P 500 E-Mini	4,640.000	09/29/2023	(29)	$(6,728,000)	$(35,162)	$(42,378)	$7,216
Puts
S&P 500 E-Mini	4,270.000	09/29/2023	(29)	(6,191,500)	(11,963)	(13,379)	1,416

Total written option contracts			(58)	$(12,919,500)	$(47,125)	$(55,757)	$8,632

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities

August 31, 2023

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $9,567,071, $430,421,894, $121,238,082 and $318,613,051, respectively)(a)	$8,714,377	$460,352,318	$141,999,092	$333,733,182

Investments in affiliated issuers, at value (cost $—, $876,595, $— and $1,360,060, respectively)	—	888,422	—	1,692,950

Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	119,761	542,850	—	8,259,180

Cash	27,045	566,969	145,379	229,020

Foreign currency, at value (cost $15, $—, $— and $105,574, respectively)	15	—	—	105,130

Receivables:

Dividends	14,031	761,396	71,860	314,284

Foreign capital gains tax	64	—	—	—

Foreign tax reclaims	5,112	—	634	76,906

Securities lending income	85	389	—	65,381

Total assets	8,880,490	463,112,344	142,216,965	344,476,033

Liabilities:

Payables:

Upon return of securities loaned	119,761	542,850	—	8,259,180

Management fees	985	35,404	53,442	141,277

Investments purchased	—	—	—	15

Total liabilities	120,746	578,254	53,442	8,400,472

Net Assets:

Paid-in capital	9,767,293	505,530,335	187,914,915	398,325,408

Total distributable loss	(1,007,549)	(42,996,245)	(45,751,392)	(62,249,847)

NET ASSETS	$8,759,744	$462,534,090	$142,163,523	$336,075,561
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	250,000	7,350,000	1,600,000	6,800,000

Net asset value per share:	$35.04	$62.93	$88.85	$49.42

(a)	Includes loaned securities having a market value of $115,376, $523,110, $— and $7,835,629 for Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and Innovate Equity ETF, respectively.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued)

August 31, 2023

	JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF	Defensive Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $221,420,972, $8,100,891 and $5,718,625)(a)	$276,070,290	$8,168,162	$6,125,252

Investments in affiliated issuers, at value (cost $893,850, $— and $—)	1,047,034	—	—

Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	30,687	—	—

Purchased options, at value (premiums paid $—, $— and $40,634)	—	—	39,150

Cash	202,658	3,700	406,537

Variation margin on futures contracts	—	—	8,344

Receivables:

Dividends	469,455	18,256	7,056

Securities lending income	3,689	—	—

Collateral on futures contracts	—	—	284,000

Investments sold	—	—	1,281,626

Reimbursement from investment adviser	—	—	702

Total assets	277,823,813	8,190,118	8,152,667

Liabilities:

Written options, at value (premiums received $—, $— and $55,757)	—	—	47,125

Payables:

Management fees	46,573	3,795	—

Upon return of securities loaned	30,687	—	—

Investments purchased	—	—	1,312,782

Total liabilities	77,260	3,795	1,359,907

Net Assets:

Paid-in capital	237,079,492	8,096,206	6,996,749

Total distributable earnings (loss)	40,667,061	90,117	(203,989)

NET ASSETS	$277,746,553	$8,186,323	$6,792,760
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized)(b):	4,325,000	200,000	152,572

Net asset value per share:	$64.22	$40.93	$44.52

(a)	Includes loaned securities having a market value of $29,510, $— and $— for JUST U.S. Large Cap Equity ETF, North American Pipelines & Power Equity ETF, and Defensive Equity ETF, respectively.
(b)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EQUITY ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $22,452, $11,635, $5,657 and $179,228, respectively)	$155,246	$9,320,659	$820,938	$3,878,778

Non cash dividend income	17,278	—	76,438	—

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	2,224	12,845	15	819,380

Dividends — affiliated issuers	—	29,688	—	46,392

Total investment income	174,748	9,363,192	897,391	4,744,550

Expenses:

Trustee fees	25,307	39,054	28,469	33,099

Management fees	13,813	426,187	567,067	1,585,924

Total expenses	39,120	465,241	595,536	1,619,023

NET INVESTMENT INCOME	135,628	8,897,951	301,855	3,125,527

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(171,534)	(49,400,975)	(17,960,410)	(41,067,623)

Investments — affiliated issuers	—	(14,730)	—	222,390

In-kind redemptions — unaffiliated issuers	—	39,231,216	14,049,461	10,015,745

In-kind redemptions — affiliated issuers	—	175,053	—	99,771

Foreign currency transactions	(403)	(668)	74	(27,947)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $2,688, $—, $— and $—, respectively)	(835,912)	42,709,324	23,892,864	67,819,739

Investments — affiliated issuers	—	(141,643)	—	(313,562)

Foreign currency translations	193	—	—	4,460

Net realized and unrealized gain (loss)	(1,007,656)	32,557,577	19,981,989	36,752,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(872,028)	$41,455,528	$20,283,844	$39,878,500

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

	JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF*
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $54 and $1,540)	$4,601,670	$32,592

Dividends — affiliated issuers	34,609	—

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	9,647	—

Total investment income	4,645,926	32,592

Expenses:

Management fees	509,324	6,394

Trustee fees	31,646	—

Total expenses	540,970	6,394

NET INVESTMENT INCOME	4,104,956	26,198

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(6,879,486)	—

Investments — affiliated issuers	(2,495)	—

In-kind redemptions — unaffiliated issuers	15,059,338	—

In-kind redemptions — affiliated issuers	59,355	—

Foreign currency transactions	—	(3,319)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	25,725,580	67,271

Investments — affiliated issuers	(77,977)	—

Foreign currency translations	—	(33)

Net realized and unrealized gain	33,884,315	63,919

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,989,271	$90,117

*	For the period July 11, 2023 (commencement of operations) through August 31, 2023.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued)

	Defensive Equity ETF
	For the Period January 1, 2023 to August 31, 2023†(a)	For the Fiscal Year Ended December 31, 2022†(a)
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $9 and $—, respectively)	$68,212	$78,788

Dividends — affiliated issuers	289	3,394

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	6	—

Interest	—	232

Total investment income	68,507	82,414

Expenses:

Registration fees	50,545	75,855

Trustee fees	19,354	27,444

Custody, accounting and administrative services	4,216	41,071

Printing and mailing costs	4,130	36,522

Professional fees	3,753	141,458

Management fees	2,808	31,475

Transfer Agency fees	163	3,099 (b)

Service fees — Class C	159	713

Distribution and/or Service (12b-1) fees	—	2,954 (c)

Other	13,331	82

Total expenses	98,459	360,673

Less — expense reductions	(74,198)	(322,522)

Net expenses	24,261	38,151

NET INVESTMENT INCOME	44,246	44,263

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(7,801)	(717,576)

In-kind redemptions	77,586	—

Futures contracts	61,783	(68,240)

Written options	60,850	653,925

Purchased options	(445,039)	(213,568)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	595,526	(597,312)

Futures contracts	28,346	(26,273)

Written options	17,209	(26,632)

Purchased Options	18,173	70,661

Net realized and unrealized gain (loss)	406,633	(925,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$450,879	$(880,752)

†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
(a)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)	Class specific Transfer Agency fees were $383, $457, $2,097, $69, $13, $68 and $12 for Class A, Class C, Institutional, Investor, Class R6, Class R and Class P, respectively.
(c)	Class specific Distribution and/or Service (12b-1) fees were $601, $2,140 and $213 for Class A, Class C and Class R, respectively.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Bloomberg Clean Energy Equity ETF		Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period February 8, 2022* to August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$135,628	$63,220	$8,897,951	$11,259,384

Net realized gain (loss)	(171,937)	(18,185)	(10,010,104)	39,577,340

Net change in unrealized gain (loss)	(835,719)	(16,978)	42,567,681	(169,980,290)

Net increase (decrease) in net assets resulting from operations	(872,028)	28,057	41,455,528	(119,143,566)

Distributions to shareholders:

From distributable earnings	(123,162)	(40,416)	(9,019,245)	(11,856,146)

From share transactions:

Proceeds from sales of shares	1,839,938	7,927,355	49,832,589	169,051,301

Cost of shares redeemed	—	—	(233,144,465)	(282,145,961)

Net increase (decrease) in net assets resulting from share transactions	1,839,938	7,927,355	(183,311,876)	(113,094,660)

TOTAL INCREASE (DECREASE)	844,748	7,914,996	(150,875,593)	(244,094,372)

Net assets:

Beginning of period	$7,914,996	$—	$613,409,683	$857,504,055

End of period	$8,759,744	$7,914,996	$462,534,090	$613,409,683

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Hedge Industry VIP ETF		Innovate Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income (loss)	$301,855	$(89,049)	$3,125,527	$2,584,544

Net realized loss	(3,910,875)	(23,516,016)	(30,757,664)	(19,394,355)

Net change in unrealized gain (loss)	23,892,864	(35,121,455)	67,510,637	(133,254,318)

Net increase (decrease) in net assets resulting from operations	20,283,844	(58,726,520)	39,878,500	(150,064,129)

Distributions to shareholders:

From distributable earnings	(20,653)	—	(558,596)	(3,566,370)

From share transactions:

Proceeds from sales of shares	62,131,240	59,701,538	33,362,172	51,102,318

Cost of shares redeemed	(85,315,250)	(77,725,146)	(64,136,814)	(63,125,867)

Net decrease in net assets resulting from share transactions	(23,184,010)	(18,023,608)	(30,774,642)	(12,023,549)

TOTAL INCREASE (DECREASE)	(2,920,819)	(76,750,128)	8,545,262	(165,654,048)

Net assets:

Beginning of year	$145,084,342	$221,834,470	$327,530,299	$493,184,347

End of year	$142,163,523	$145,084,342	$336,075,561	$327,530,299

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	JUST U.S. Large Cap Equity ETF		North American Pipelines & Power Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Period July 11, 2023* to August 31, 2023
From operations:

Net investment income	$4,104,956	$3,579,609	$26,198

Net realized gain (loss)	8,236,712	8,987,322	(3,319)

Net change in unrealized gain (loss)	25,647,603	(49,885,593)	67,238

Net increase (decrease) in net assets resulting from operations	37,989,271	(37,318,662)	90,117

Distributions to shareholders:

From distributable earnings	(4,101,726)	(3,381,618)	—

From share transactions:

Proceeds from sales of shares	15,631,778	73,677,046	8,096,206

Cost of shares redeemed	(41,200,389)	(27,788,985)	—

Net increase (decrease) in net assets resulting from share transactions	(25,568,611)	45,888,061	8,096,206

TOTAL INCREASE	8,318,934	5,187,781	8,186,323

Net assets:

Beginning of period	$269,427,619	$264,239,838	$—

End of period	$277,746,553	$269,427,619	$8,186,323

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Defensive Equity ETF(a)
	For the Period January 1, 2023 to August 31, 2023(b)	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:

Net investment income	$44,246	$44,263	$30,609

Net realized gain (loss)	(252,621)	(345,459)	783,924

Net change in unrealized gain (loss)	659,254	(579,556)	3,547

Net increase (decrease) in net assets resulting from operations	450,879	(880,752)	818,080

Distributions to shareholders:

From distributable earnings

Class A Shares	—	(1,254)	(17,059)

Class C Shares	—	—	(7,588)

Institutional Shares/Fund	(33,649)	(45,517)	(497,162)

Investor Shares	—	—	(4,551)

Class R6 Shares	—	—	(4,623)

Class R Shares	—	—	(4,340)

Class P Shares	—	—	(4,623)

Total distributions to shareholders	(33,649)	(46,771)	(539,946)

From share transactions:

Proceeds from sales of shares	2,623,015	438,545	1,097,648

Reinvestment of distributions	—	46,771	539,946

Cost of shares redeemed	(1,816,084)	(920,363)	(519,323)

Net increase (decrease) in net assets resulting from share transactions	806,931	(435,047)	1,118,271

TOTAL INCREASE (DECREASE)	1,224,161	(1,362,570)	1,396,405

Net assets:

Beginning of period	$5,568,599	$6,931,169	$5,534,764

End of period	$6,792,760	$5,568,599	$6,931,169

(a)	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
(b)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Bloomberg Clean Energy Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period February 8, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$39.57	$39.60

Net investment income(a)	0.58	0.32

Net realized and unrealized loss	(4.56)	(0.15)

Total gain (loss) from investment operations	(3.98)	0.17

Distributions to shareholders from net investment income	(0.55)	(0.20)

Net asset value, end of period	$35.04	$39.57

Market price, end of period	$35.22	$39.52

Total Return at Net Asset Value(b)	(10.11)%	0.45%

Net assets, end of period (in 000’s)	$8,760	$7,915

Ratio of total expenses to average net assets	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	1.56%	1.43	%(c)

Portfolio turnover rate(d)	23%	19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$58.98	$70.00	$50.86	$46.30	$46.33

Net investment income(a)	1.03	0.94	0.85	0.93	0.81

Net realized and unrealized gain (loss)	3.94	(10.98)	19.09	4.52	(0.10)

Total gain (loss) from investment operations	4.97	(10.04)	19.94	5.45	0.71

Distributions to shareholders from net investment income	(1.02)	(0.98)	(0.80)	(0.89)	(0.74)

Net asset value, end of year	$62.93	$58.98	$70.00	$50.86	$46.30

Market price, end of year	$62.93	$58.99	$69.99	$50.95	$46.32

Total Return at Net Asset Value(b)	8.58%	(14.48)%	39.56%	12.08%	1.62%

Net assets, end of year (in 000’s)	$462,534	$613,410	$857,504	$320,433	$168,989

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.72%	1.43%	1.39%	1.98%	1.81%

Portfolio turnover rate(c)	44%	47%	43%	48%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31,
	2023	2022		2021	2020		2019
Per Share Operating Performance:

Net asset value, beginning of year	$75.37	$103.18		$79.37	$56.86		$57.98

Net investment income (loss)(a)	0.17	(0.04	)(b)	(0.07)	0.16	(c)	0.51

Net realized and unrealized gain (loss)	13.32	(27.77)		23.88	22.59		(1.11)

Total gain (loss) from investment operations	13.49	(27.81)		23.81	22.75		(0.60)

Distributions to shareholders from net investment income	(0.01)	—		— (d)	(0.24)		(0.52)

Distributions to shareholders from return of capital	—	—		—	—	(d)	—

Total distributions to shareholders	(0.01)	—		— (d)	(0.24)		(0.52)

Net asset value, end of year	$88.85	$75.37		$103.18	$79.37		$56.86

Market price, end of year	$88.90	$75.47		$103.21	$79.50		$57.03

Total Return at Net Asset Value(e)	17.90%	(26.95)%		30.00%	40.07%		(0.99)%

Net assets, end of year (in 000’s)	$142,164	$145,084		$221,834	$115,085		$79,608

Ratio of total expenses to average net assets	0.45%	0.45%		0.45%	0.45%		0.45%

Ratio of net investment income (loss) to average net assets	0.23%	(0.05	)%(b)	(0.08)%	0.26	%(c)	0.91%

Portfolio turnover rate(f)	120%	117%		136%	124%		103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.05% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.11% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INNOVATE EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Innovate Equity ETF
	For the Fiscal Year Ended August 31,		For the Period November 6, 2020* to August 31, 2021
	2023	2022
Per Share Operating Performance:

Net asset value, beginning of period	$43.67	$63.23	$50.03

Net investment income(a)	0.43	0.33	0.24

Net realized and unrealized gain (loss)	5.39	(19.43)	13.15

Total gain (loss) from investment operations	5.82	(19.10)	13.39

Distributions to shareholders from net investment income	(0.07)	(0.46)	(0.19)

Net asset value, end of period	$49.42	$43.67	$63.23

Market price, end of period	$49.42	$43.62	$63.34

Total Return at Net Asset Value(b)	13.38%	(30.35)%	26.80%

Net assets, end of period (in 000’s)	$336,076	$327,530	$493,184

Ratio of total expenses to average net assets	0.50%	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.97%	0.62%	0.50	%(c)

Portfolio turnover rate(d)	45%	38%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of year	$56.72	$65.65	$50.92	$42.04	$42.13

Net investment income(a)	0.89	0.82	0.74	0.74	0.72

Net realized and unrealized gain (loss)	7.49	(8.97)	14.70	8.90	0.08

Total gain (loss) from investment operations	8.38	(8.15)	15.44	9.64	0.80

Distributions to shareholders from net investment income	(0.88)	(0.78)	(0.71)	(0.76)	(0.89)

Net asset value, end of year	$64.22	$56.72	$65.65	$50.92	$42.04

Market price, end of year	$64.27	$56.84	$65.68	$50.88	$42.06

Total Return at Net Asset Value(b)	15.00%	(12.53)%	30.61%	23.29%	2.06%

Net assets, end of year (in 000’s)	$277,747	$269,428	$264,240	$152,754	$129,275

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	1.52%	1.31%	1.29%	1.69%	1.79%

Portfolio turnover rate(c)	9%	12%	11%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS NORTH AMERICAN PIPELINES & POWER EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	North American Pipelines & Power Equity ETF
	For the Period July 11, 2023* to August 31, 2023
Per Share Operating Performance:

Net asset value, beginning of period	$40.46

Net investment income(a)	0.13

Net realized and unrealized gain	0.34

Total gain from investment operations	0.47

Net asset value, end of period	$40.93

Market price, end of period	$40.96

Total Return at Net Asset Value(b)	1.16%

Net assets, end of period (in 000’s)	$8,186

Ratio of total expenses to average net assets	0.55	%(c)

Ratio of net investment income to average net assets	2.25	%(c)

Portfolio turnover rate(d)	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Defensive Equity ETF(a)(b)
	For the Period January 1, 2023 to† August 31, 2023		For the Fiscal Year Ended December 31,		For the Period September 30, 2020* to December 31, 2020
			2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$41.72		$48.24	$45.86	$45.00

Net investment income(c)	0.24		0.35	0.27	0.09

Net realized and unrealized gain (loss)	2.78		(6.49)	6.26	0.86

Total gain (loss) from investment operations	3.02		(6.14)	6.53	0.95

Distributions to shareholders from net investment income	(0.22)		(0.38)	(0.23)	(0.09)

Distributions to shareholders from net realized gains	—		—	(3.92)	—	(d)

Total distributions to shareholders	(0.22)		(0.38)	(4.15)	(0.09)

Net asset value, end of period	$44.52		$41.72	$48.24	$45.86

Market price, end of period	$44.53		$—	$—	$—

Total Return at Net Asset Value(e)	7.25%		(12.57)%	14.24%	2.11%

Net assets, end of period (in 000’s)	$6,793		$5,031	$6,283	$5,201

Ratio of net expenses to average net assets	0.56	%(f)	0.57%	0.57%	0.57	%(f)

Ratio of total expenses to average net assets	2.26	%(f)	6.01%	9.46%	10.45	%(f)

Ratio of net investment income to average net assets	1.01	%(f)	0.82%	0.52%	0.84	%(f)

Portfolio turnover rate(g)	160%		178%	305%	26%

*	Commencement of operations of Goldman Sachs Defensive Equity Fund, the predecessor fund.
†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
(a)	On January 18, 2023, the Fund effected a 4.5 -for-1 reverse share split. All per share data has been adjusted to reflect the reverse share split.
(b)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Bloomberg Clean Energy Equity ETF	Diversified
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified
Goldman Sachs Hedge Industry VIP ETF	Diversified
Goldman Sachs Innovate Equity ETF	Diversified
Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified
Goldman Sachs North American Pipelines & Power Equity ETF*	Non-Diversified
Goldman Sachs Defensive Equity ETF**	Diversified

*	The Goldman Sachs North American Pipelines & Power Equity ETF commenced operations on July 11, 2023.
**	The Goldman Sachs Defensive Equity ETF commenced operations on January 23, 2023.

Pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of Goldman Sachs Trust, the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) was reorganized into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”) (the “Reorganization”) as of the close of business on January 23, 2023 (the “Closing Date”). Prior to the Reorganization, Class A Shares and Class C Shares were converted to Institutional Shares on January 13, 2023.

Following the Reorganization, the Acquired Fund’s performance (Institutional Class Shares) and financial history were adopted by the Acquiring Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the surviving Acquiring Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Acquiring Fund. The cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for shares of Goldman Sachs Financial Square Government Fund equal in value to their Acquired Fund shares. The Acquiring Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of its Reorganization.

Costs incurred by the Acquiring Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Acquiring Fund or Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Acquiring Fund or Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Acquiring Fund and the Acquired Fund. The management fee of the Acquiring Fund is slightly higher than the Acquired Fund, but the Acquiring Fund employs a unitary fee structure pursuant to which GSAM bears all operating expenses of the Fund, subject to limited exceptions, and thus is expected to result in a lower net expense ratio than each share class of the Acquired Fund. The Reorganization did not result in the material change to the Acquired Fund’s portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

The Acquiring Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the corresponding Acquiring Fund’s portfolio turnover ratio for the fiscal year ended August 31, 2023.

84

GOLDMAN SACHS EQUITY ETFS

1. ORGANIZATION (continued)

The investment objective of each Fund (except Goldman Sachs Defensive Equity ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Goldman Sachs Defensive Equity ETF seeks long-term growth of capital with lower volatility than equity markets.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF and Goldman Sachs Defensive Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF and Goldman Sachs North American Pipelines & Power Equity ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

85

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued)

August 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly with respect to Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs North American Pipelines & Power Equity ETF and Goldman Sachs Defensive Equity ETF, semi-annually with respect to Goldman Sachs Bloomberg Clean Energy Equity ETF, and annually for Goldman Sachs Hedge Industry VIP ETF and Goldman Sachs Innovate Equity ETF. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

Return of Capital Estimates — Distributions received from the Goldman Sachs North American Pipelines & Power Equity ETF’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform

86

GOLDMAN SACHS EQUITY ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

87

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2023:

BLOOMBERG CLEAN ENERGY EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,634,604	$28,770	$—

Europe	2,085,107	—	—

North America	3,899,625	—	—

South America	55,786	10,485	—

Securities Lending Reinvestment Vehicle	119,761	—	—

Total	$8,794,883	$39,255	$—

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$461,240,740	$—	$—

Securities Lending Reinvestment Vehicle	542,850	—	—

Total	$461,783,590	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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GOLDMAN SACHS EQUITY ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,567,197	$—	$—

Europe	2,759,675	—	—

North America	130,724,391	—	—

South America	2,947,829	—	—

Total	$141,999,092	$—	$—

INNOVATE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$50,442,826	$192,894	$—

Europe	29,904,601	—	—

North America	249,371,138	456,545	—

Oceania	274,177	—	—

South America	4,072,050	—	—

Right	—	—	28,403

Exchange-Traded Funds	683,498	—	—

Securities Lending Reinvestment Vehicle	8,259,180	—	—

Total	$343,007,470	$649,439	$28,403

JUST U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$277,117,324	$—	$—

Securities Lending Reinvestment Vehicle	30,687	—	—

Total	$277,148,011	$—	$—

NORTH AMERICAN PIPELINES & POWER EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$48,043	$—	$—

North America	8,120,119	—	—

Total	$8,168,162	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DEFENSIVE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$6,125,252	$—	$—

Total	$6,125,252	$—	$—

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(b)	$11,957	$—	$—

Purchased Put Options	39,150	—	—

Total	$51,107	$—	$—

Derivative Type

Liabilities

Written Put Options	$(47,125)	$—	$—

Total	$(47,125)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Defensive Equity ETF
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts, Purchased options, at value	$51,107	(a)	Written Options, at value	$(47,125)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Defensive Equity ETF
Risk	Statement of Operations	Net Realized Gain (Loss) from Futures Contracts, Purchased Options and Written Options	Net Change in Unrealized Gain (Loss) on Futures Contracts, Purchased Options and Written Options
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$(322,406)	$63,728

For the fiscal year ended August 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts(a)
	Futures Contracts	Purchased Options	Written Options
Defensive Equity ETF	4	31	62

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2023, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Unitary Management Fee
Goldman Sachs Bloomberg Clean Energy Equity ETF	0.45%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09%
Goldman Sachs Hedge Industry VIP ETF	0.45%
Goldman Sachs Innovate Equity ETF	0.50%
Goldman Sachs JUST U.S. Large Cap Equity ETF	0.20%
Goldman Sachs North American Pipelines & Power Equity ETF	0.55%
Goldman Sachs Defensive Equity ETF(1)	0.55%

(1)	For the period January 23, 2023 through August 31, 2023. Prior to January 23, 2023 the effective management rate and net management rate for the Acquired Fund with GSAM was 0.53% and 0.52%, respectively.

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Notes to Financial Statements (continued)

August 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and/or Service (12b-1) Plans — Prior to January 23, 2023, the Goldman Sachs Trust, on behalf of Class A Shares of the Acquired Fund, had adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which served as distributor (the “Distributor”), was entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Acquired Fund, as set forth below.

Prior to January 23, 2023, the Goldman Sachs Trust, on behalf of Class C Shares of the Acquired Fund, had adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor was entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees were equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Acquired Fund, as set forth below.

	Distribution and/or Service Plan
	Class A*	Class C
Distribution and/or Service Plan	0.25%	0.75%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and /or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Prior to January 23, 2023, Goldman Sachs, as Distributor of the shares of the Acquired Fund pursuant to a Distribution Agreement, could retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period January 1, 2023 to January 22, 2023, Goldman Sachs did not retain any front end sales charges.

D. Service Plan — Prior to January 23, 2023, the Goldman Sachs Trust, on behalf of the Acquired Fund, had adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provided for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Prior to January 23, 2023, Goldman Sachs also served as the transfer agent of the Acquired Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services were accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A and Class C Shares of the Acquired Fund and 0.04% of the average daily net assets of Institutional Shares.

F. Other Expense Agreements and Affiliated Transactions — Prior to January 23, 2023, GSAM had agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Acquired Fund. Such Other Expense reimbursements, if any, were accrued daily and paid monthly. In addition, the Acquired Fund was not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Acquired Fund was 0.004%. These Other Expense limitations remained in place until January 23, 2023. In addition, the Acquired Fund had entered into certain offset arrangements with the transfer agent, which may resulted in a reduction of the Acquired Fund’s expenses and were received irrespective of the application of the “Other Expense” limitations described above.

For the period January 1, 2023 to January 22, 2023, these Other Expense reimbursements were $74,198.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$1,291,758	$328,917	$(750,933)	$160,323	$(141,643)	$888,422	2,711	$29,688
Goldman Sachs Innovate Equity ETF	1,601,141	847,251	(764,041)	322,161	(313,562)	1,692,950	5,166	46,392
Goldman Sachs JUST U.S. Large Cap Equity ETF	1,137,066	75,567	(144,482)	56,860	(77,977)	1,047,034	3,195	34,609

The following table provides information about the Funds’ investments in the Underlying Money Market Fund for the period ended August 31, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
Goldman Sachs Defensive Equity ETF*	$278,504	$123,864	$(402,368)	$—	—	289

*	For the period January 1, 2023 through August 31, 2023 (amounts include the Predecessor Fund).

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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Notes to Financial Statements (continued)

August 31, 2023

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the period February 8, 2022* through August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,839,938	200,000	$7,927,355
Shares Redeemed	—	—	—	—

NET INCREASE (DECREASE) IN SHARES	50,000	$1,839,938	200,000	$7,927,355

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	850,000	$49,832,589	2,500,000	$169,051,301
Shares Redeemed	(3,900,000)	(233,144,465)	(4,350,000)	(282,145,961)

NET INCREASE (DECREASE) IN SHARES	(3,050,000)	$(183,311,876)	(1,850,000)	$(113,094,660)

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	775,000	$62,131,240	625,000	$59,701,538
Shares Redeemed	(1,100,000)	(85,315,250)	(850,000)	(77,725,146)

NET INCREASE (DECREASE) IN SHARES	(325,000)	$(23,184,010)	(225,000)	$(18,023,608)

	Goldman Sachs Innovate Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	750,000	$33,353,298	900,000	$51,102,318
Shares Redeemed	(1,450,000)	(64,136,240)	(1,200,000)	(63,125,867)

NET INCREASE (DECREASE) IN SHARES	(700,000)	$(30,782,942)	(300,000)	$(12,023,549)

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	275,000	$15,631,778	1,150,000	$73,677,046
Shares Redeemed	(700,000)	(41,200,389)	(425,000)	(27,788,985)

NET INCREASE (DECREASE) IN SHARES	(425,000)	$(25,568,611)	725,000	$45,888,061

	Goldman Sachs North American Pipelines & Power Equity ETF

	For the period July 11, 2023* through August 31, 2023

	Shares	Dollars

Fund Share Activity
Shares Sold	200,000	$8,096,206
Shares Redeemed	—	—

NET INCREASE IN SHARES	200,000	$8,096,206

*	Commencement of operations

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Notes to Financial Statements (continued)

August 31, 2023

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Defensive Equity ETF(a)

	For the Period January 1, 2023 to August 31, 2023†		For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$—	5,398	$51,806	66,277	$733,989
Reinvestment of distributions	—	—	134	1,254	1,613	17,059
Shares redeemed	(25,524)*	(240,345)*	(9,452)	(94,513)	(46,157)	(519,069)
	(25,524)	(240,345)	(3,920)	(41,453)	21,733	231,979
Class C Shares
Shares sold	—	—	24,307	241,850	3,747	42,642
Reinvestment of distributions	—	—	—	—	725	7,588
Shares redeemed	(32,815)*	(306,081)*	(940)	(8,516)	(24)	(254)
	(32,815)	(306,081)	23,367	233,334	4,448	49,976
Fund Share Activity (formerly Institutional Shares)**
Shares sold	60,477	2,623,015	3,112	144,889	6,431	321,017
Reinvestment of distributions	—	—	1,080	45,517	10,416	497,162
Shares redeemed	(28,520)	(1,269,658)	(13,844)	(617,012)	—	—
	31,957	1,353,357	(9,652)	(426,606)	16,847	818,179
Investor Shares
Reinvestment of distributions	—	—	—	—	429	4,551
Shares redeemed	—	—	(5,438)	(50,140)	—	—
	—	—	(5,438)	(50,140)	429	4,551
Class R6 Shares
Reinvestment of distributions	—	—	—	—	436	4,623
Shares redeemed	—	—	(5,446)	(50,268)	—	—
	—	—	(5,446)	(50,268)	436	4,623
Class R Shares
Reinvestment of distributions	—	—	—	—	411	4,340
Shares redeemed	—	—	(5,414)	(49,649)	—	—
	—	—	(5,414)	(49,649)	411	4,340
Class P Shares
Reinvestment of distributions	—	—	—	—	436	4,623
Shares redeemed	—	—	(5,446)	(50,265)	—	—
	—	—	(5,446)	(50,265)	436	4,623

NET INCREASE (DECREASE) IN SHARES	(26,382)	$806,931	(11,949)	$(435,047)	44,740	$1,118,271
†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
*	Class A Shares and Class C Shares were converted to Institutional Shares on January 13, 2023.
**	On January 18, 2023, the Goldman Sachs Defensive Equity Fund Institutional Shares effected a 4.5-for-1 reverse share split. Shares outstanding have been adjusted to reflect the reverse share split.
(a)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

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7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Bloomberg Clean Energy Equity ETF	$2,447,892	$1,940,295
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	229,695,943	229,199,981
Goldman Sachs Hedge Industry VIP ETF	162,511,799	161,992,334
Goldman Sachs Innovate Equity ETF	147,260,340	145,627,064
Goldman Sachs JUST U.S. Large Cap Equity ETF	25,366,000	24,870,790
Goldman Sachs North American Pipelines & Power Equity ETF*	536,217	—
Goldman Sachs Defensive Equity ETF**	9,588,001	9,848,088

*	Commenced operations on July 11, 2023.
**	For the period January 1, 2023 through August 31, 2023 (amounts include the Predecessor Fund).

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Bloomberg Clean Energy Equity ETF	$1,323,134	$—
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	49,757,813	232,789,393
Goldman Sachs Hedge Industry VIP ETF	62,083,559	84,928,462
Goldman Sachs Innovate Equity ETF	32,800,222	62,790,680
Goldman Sachs JUST U.S. Large Cap Equity ETF	15,468,186	41,159,306
Goldman Sachs North American Pipelines & Power Equity ETF*	7,607,538	—
Goldman Defensive Equity ETF**	971,349	565,796

*	Commenced operations on July 11, 2023.
**	For the period January 1, 2023 through August 31, 2023 (amounts include the Predecessor Fund).

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (continued)

August 31, 2023

8. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2023
Goldman Sachs Bloomberg Clean Energy Equity ETF	$45,842	$1,811,511	$(1,737,592)	$119,761
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	—	19,702,182	(19,159,332)	542,850
Goldman Sachs Hedge Industry VIP ETF	—	300,600	(300,600)	—
Goldman Sachs Innovate Equity ETF	6,943,097	68,555,228	(67,239,145)	8,259,180
Goldman Sachs JUST U.S. Large Cap Equity ETF	36,658	5,980,980	(5,986,951)	30,687

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 were as follows:

	Fiscal Year Ended August 31, 2023
	Goldman Sachs Bloomberg Clean Energy Equity ETF	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF	Goldman Sachs North American Pipelines & Power Equity ETF*	Goldman Sachs Defensive Equity ETF**
Distributions paid from:
Ordinary Income	$123,162	$9,019,245	$20,653	$558,596	$4,101,726	$—	$33,649
Total taxable distributions	$123,162	$9,019,245	$20,653	$558,596	$4,101,726	$—	$33,649

*	Commenced operations on July 11, 2023.
**	For the period January 1, 2023 through August 31, 2023 (amounts include the Predecessor Fund).

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9. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Fiscal Year Ended August 31, 2022
	Goldman Sachs Bloomberg Clean Energy Equity ETF*	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF	Goldman Sachs Defensive Equity ETF**
Distributions paid from:
Ordinary Income	$40,416	$11,856,146	$—	$3,566,370	$3,381,618	$46,771
Total taxable distributions	$40,416	$11,856,146	$—	$3,566,370	$3,381,618	$46,771

*	Commenced operations on February 8, 2022.

**	Amounts reflect the Predecessor Fund as of December 31, 2022.

As of August 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF	Goldman Sachs North American Pipelines & Power Equity ETF*	Goldman Sachs Defensive Equity ETF
Undistributed ordinary income — net	$52,719	$1,135,929	$189,327	$2,756,640	$695,143	$22,126	$10,541
Total undistributed earnings	$52,719	$1,135,929	$189,327	$2,756,640	$695,143	$22,126	$10,541
Capital loss carryforwards:
Perpetual Short-Term	$(4,035)	$(19,879,124)	$(43,746,330)	$(19,152,011)	$(4,416,220)	$—	$(96,743)
Perpetual Long-Term	—	(5,158,552)	(4,687,451)	(19,652,908)	(1,495,913)	—	(381,935)
Timing differences (Qualified Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	(129,221)	(38,647,844)	(15,225,001)	(36,330,003)	(4,487,849)	—
Unrealized gains (losses) — net	(927,012)	19,553,346	17,718,063	10,128,435	50,371,900	67,991	264,148
Total accumulated earnings (losses) net	$(1,007,549)	$(42,996,245)	$(45,751,392)	$(62,249,847)	$40,667,061	$90,117	$(203,989)

*	Commenced operations on July 11, 2023.

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF	Goldman Sachs North American Pipelines & Power Equity ETF*	Goldman Sachs Defensive Equity ETF
Tax Cost	$9,761,147	$442,230,244	$124,281,029	$333,554,082	$226,776,111	$8,100,138	$5,920,843
Gross unrealized gain	837,134	51,951,957	19,764,151	54,580,573	67,873,781	273,413	379,451
Gross unrealized loss	(1,764,146)	(32,398,611)	(2,046,088)	(44,452,138)	(17,501,881)	(205,422)	(115,303)
Net unrealized gains (losses) on securities	$(927,012)	$19,553,346	$17,718,063	$10,128,435	$50,371,900	$67,991	$264,148

*	Commenced operations on July 11, 2023.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on regulated options, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

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Notes to Financial Statements (continued)

August 31, 2023

9. TAX INFORMATION (continued)

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Goldman Sachs Bloomberg Clean Energy Equity ETF	$—	$—
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$24,522,281	$(24,522,281)
Goldman Sachs Hedge Industry VIP ETF	$12,864,800	$(12,864,800)
Goldman Sachs Innovate Equity ETF	$8,042,921	$(8,042,921)
Goldman Sachs JUST U.S. Large Cap Equity ETF	$14,222,660	$(14,222,660)
Goldman Sachs North American Pipelines & Power Equity ETF	$—	$—
Goldman Sachs Defensive Equity ETF	$71,576	$(71,576)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, (or a Reference Index if applicable) including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk (each Fund except Goldman Sachs Defensive Equity ETF) — Bloomberg Professional Services, GSAM, JUST Capital Foundation, Inc. and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Providers rely on third party data they believe to be reliable in constructing each respective Index, but they do not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Bloomberg Professional Services, the index provider for Goldman Sachs Bloomberg Clean Energy Equity ETF, Solactive AG, the index provider for the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Innovate

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10. OTHER RISKS (continued)

Equity ETF and Goldman Sachs North American Pipeline & Power Equity ETF and JUST Capital Foundation, Inc., the index provider for the Goldman Sachs JUST U.S. Large Cap Equity ETF, may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except Goldman Sachs Defensive Equity ETF) trading individually or in the aggregate at any point in time.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Goldman Sachs North American Pipelines & Power Equity ETF is non-diversified, meaning that it is permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual

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Notes to Financial Statements (continued)

August 31, 2023

10. OTHER RISKS (continued)

funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tracking Error Risk (each Fund except Goldman Sachs Defensive Equity ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

Mergers and Reorganizations — Pursuant to an Agreement and Plan of Reorganization (a “Reorganization Agreement”) between the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), and the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), as of the close of business on January 23, 2023, all of the assets and liabilities of the Institutional Class Shares of the Acquired Fund were transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate NAV equal to the NAV of such Acquired Fund as of the time of valuation specified in the applicable Reorganization Agreement, which were then distributed to shareholders of record of such Acquired Fund in a tax-free exchange (the “Reorganization”) as follows:

Acquired Fund/Acquiring Fund	Exchanged Shares of Acquiring Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of January 22, 2023
Goldman Sachs Defensive Equity Fund, Institutional Class/Goldman Sachs Defensive Equity ETF	127,650	$5,398,399	127,650

The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Reorganization, the Acquired Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after conversion of the Acquired Fund).

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12. OTHER MATTERS (continued)

The following chart shows Acquiring Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation:

Acquired Fund/Acquiring Fund	Acquiring Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Acquiring Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Appreciation (Depreciation)(1)	Acquired Fund’s Capital Loss Carryforward(2)
Goldman Sachs Defensive Equity Fund, Institutional Class/Goldman Sachs Defensive Equity ETF	—	$5,398,399	$5,398,399	$(339,771)	$129,676

(1)	The Acquiring Fund has elected to carry forward the assets of the Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized depreciation and future realized gain or loss of those acquired assets.
(2)	Represents Capital Loss Carryforward of Acquired Fund as of December 31, 2022.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

103

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs North American Pipelines & Power Equity ETF, and Goldman Sachs Defensive Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF	For the year ended August 31, 2023	For the two years ended August 31, 2023	For each of the periods indicated therein
Goldman Sachs Bloomberg Clean Energy Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period February 8, 2022 to August 31, 2022
Goldman Sachs Defensive Equity ETF	For the period January 1, 2023 to August 31, 2023 and the year ended December 31, 2022	For the period January 1, 2023 through August 31, 2023 and the two years ended December 31, 2022	For each of the periods indicated therein
Goldman Sachs North American Pipelines and Power Equity ETF	For the period July 11, 2023 (commencement of operations) through August 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs North American Pipelines & Power Equity ETF (Unaudited)

Background

The Goldman Sachs North American Pipelines & Power Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on July 11, 2023. At a meeting held on June 6-7, 2023 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund. At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund would operate, the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers would operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that seeks to track an index owned and calculated by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF. The Trustees noted that a license fee would be payable by the

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs North American Pipelines & Power Equity ETF (Unaudited) (continued)

Investment Adviser to Solactive AG for the use of its index. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group. They further noted that the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for an initial two-year period from its effective date.

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GOLDMAN SACHS EQUITY ETFS

Fund Expenses — Six Months ended 8/31/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

Except with respect to the North American Pipelines & Power Equity ETF fund, which commenced operations on July 13, 2023, the example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2023 and held for the six months ended August 31, 2023, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Bloomberg Clean Energy Equity ETF				Goldman Sachs Equal Weight U.S. Large Cap Equity ETF				Goldman Sachs Hedge Industry VIP ETF				Goldman Sachs Innovate Equity ETF				Goldman Sachs JUST US Large Cap Equity ETF				Goldman Sachs North American Pipelines & Power Equity ETF**				Goldman Sachs Defensive Equity ETF
	Beginning Account Value 3/1/2023	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 7/11/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*
Actual based on NAV	$1,000	$949.99		$2.21	$1,000	$1,048.43		$0.46	$1,000	$1,175.73		$2.47	$1,000	$1,109.56		$2.66	$1,000	$1,135.44		$1.08	$1,000	$1,011.60		$0.79	$1,000	$1,064.38		$2.87
Hypothetical 5% return	1,000	1,022.94	+	2.30	1,000	1,024.75	+	0.46	1,000	1,022.94	+	2.30	1,000	1,022.68	+	2.55	1,000	1,024.20	+	1.02	1,000	1,006.34	+	0.79	1,000	1,022.43	+	2.81

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the fiscal year ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:
**	Fund commenced operations on July 11, 2023. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 52/365, which represents a period of 52 days of a 365 day year (to reflect he Fund’s commencement of operation).

Fund
Goldman Sachs Bloomberg Clean Energy Equity ETF	0.45%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09
Goldman Sachs Hedge Industry VIP ETF	0.45
Goldman Sachs Innovate Equity ETF	0.50
Goldman Sachs JUST US Large Cap Equity ETF	0.20
Goldman Sachs North American Pipelines & Power Equity ETF	0.55
Goldman Sachs Defensive Equity ETF	0.55

107

GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	69	None

108

GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 69	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

109

GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

110

GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust – Equity ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2023, the total amount of income received by the Bloomberg Clean Energy Equity ETF from sources within foreign countries and possessions of the United States was $0.2884 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Bloomberg Clean Energy Equity ETF was 61.37%. The total amount of taxes paid by the Bloomberg Clean Energy Equity ETF to foreign countries was $0.0538 per share.

For the fiscal year ended August 31, 2023, 28.04%, 88.33%, 100%, 75.06%, 100% and 100% of the dividends paid from net investment company taxable income by the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF, and Defensive Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2023, 100%, 97.50%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF, and Defensive Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2023, 2.50% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF qualify as section 199A dividends.

111

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs MarketBeta® Total International Equity ETF
Goldman Sachs Future Planet Equity ETF Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
Goldman Sachs North American Pipelines & Power Equity ETF
Goldman Sachs Small Cap Core Equity ETF

INDEX DISCLAIMERS

“Bloomberg®” and the Bloomberg Goldman Sachs Global Clean Energy Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by GSAM. The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to GSAM. is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to GSAM or the Fund. Bloomberg has no obligation to take the needs of GSAM or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GSAM, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES,

FUNDS PROFILE

CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES — WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE — ARISING IN CONNECTION WITH THE FUND OR THE INDEX OR ANY DATA OR VALUES RELATING THERETO — WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The Goldman Sachs Innovate Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Innovative Global Equity Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Innovate Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/ or financial intermediaries of Goldman Sachs Innovate Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Innovate Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

FUNDS PROFILE

Goldman Sachs ETFs

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

The Goldman Sachs North American Pipelines & Power Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Energy Infrastructure Enhanced Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs North American Pipelines & Power Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs North American Pipelines & Power Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs North American Pipelines & Power Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Kirchmar Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective September 20, 2023

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

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A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

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©2023 Goldman Sachs. All rights reserved. 339806-OTU-10/2023 EQTYETFAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Goldman Sachs MarketBeta® ETFs
MarketBeta® Emerging Markets Equity ETF (GSEE)
MarketBeta® International Equity ETF (GSID)
MarketBeta® U.S. Equity ETF (GSUS)

Goldman Sachs MarketBeta® ETFs

∎	MarketBeta® Emerging Markets Equity ETF

∎	MarketBeta® International Equity ETF

∎	MarketBeta® U.S. Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs MarketBeta® Equity ETFs

Principal Investment Strategies

The investment objective of each of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

MarketBeta® Emerging Markets Equity ETF

The Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in emerging markets. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2023, the Index consisted of 1,770 securities with a market capitalization range of between approximately $50.9 million and $2,251.7 billion from issuers in the following emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Kuwait, Luxembourg, Malaysia, Mexico, Pakistan, Peru, the Philippines, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta® International Equity ETF

The Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in developed markets excluding North America. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2023, the Index consisted of 977 securities with a market capitalization range of between approximately $1.063 billion and $425.7 billion from issuers in the following developed market countries: Australia, Austria, Belgium, Chile, China, Curacao, the Czech Republic, Denmark, Faeroe Island, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Jordan, Luxembourg, Macao, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in a developed market country if it is organized under the laws of the developed market country and it is primarily listed in the developed market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

1

INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta® U.S. Equity ETF

The Solactive GBS United States Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2023, the Index consisted of 497 securities with a market capitalization range of between approximately $2.5 billion and $2,937.2 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. Solactive AG (“Solactive” or the “Index Provider”) will deem an issuer to be a U.S. issuer if it is organized under the laws of the U.S. and it is primarily listed in the U.S.; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

All Above Funds

Each Fund seeks to invest in the respective Index components in approximately the same weighting that such components have within the respective Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the respective Index in the approximate respective Index weight. In these circumstances, the Fund may purchase a sample of securities in the respective Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in each Fund’s Index, purchase securities not in each Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

Each Index is owned and calculated by Solactive.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, each Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the respective Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

Each Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the respective Index is concentrated. The degree to which components of the respective Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. August 31, 2023, we maintained conviction in our principal investment strategies, as each Fund continues to seek to provide efficient and diversified access to approximately 85% of the broad equity market represented by each respective Index in one portfolio.

2

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.61% based on net asset value (“NAV”) and 1.79% based on market price. The Index returned 2.05% during the same period.

The Fund had an NAV of $41.23 per share on August 31, 2022 and ended the Reporting Period with an NAV of $40.80 per share. The Fund’s market price on August 31, 2023 was $40.81 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the utilities sector contributed most positively to the Index’s results during the Reporting Period — the only sector to do so. Index constituents in the information technology, consumer discretionary and communication services sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in United Arab Emirates, Saudi Arabia and Indonesia contributed most to the Index’s results during the Reporting Period. Conversely, Index constituents in China, South Korea and Taiwan contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in United Arab Emirates-based health care supply chain company International Holding Company, Brazil-based energy company Petroleo Brasileiro (“Petrobras”)-Preferred and Petrobras contributed most positively (0.56%, 0.42% and 0.37% of Fund net assets as of August 31, 2023, respectively). Each of these holdings posted either a double-digit or triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in Taiwan-based semiconductor company Taiwan Semiconductor Manufacturing, China-based e-commerce retailer Alibaba Group Holding and China-based communication services company Tencent Holdings contributed least (6.0%, 3.0% and 3.7% of Fund net assets as of August 31, 2023, respectively). Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize

3

PORTFOLIO RESULTS

excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Financials	20.83%	21.36%
Information Technology	19.52	20.04
Consumer Discretionary	12.74	13.08
Communication Services	9.10	9.27
Materials	8.29	8.19
Industrials	7.71	8.03
Energy	6.65	5.37
Consumer Staples	5.83	6.04
Health Care	3.47	3.58
Utilities	2.56	2.75
Real Estate	1.63	1.67

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Solactive Index
China	24.63%	25.08%
India	15.43	15.87
Taiwan	14.88	15.27
South Korea	12.45	12.79
Brazil	5.60	5.72
Saudi Arabia	3.95	4.06
South Africa	2.81	2.89
Mexico	2.81	2.86
Russia	2.49	0.00
United Arab Emirates	2.11	2.16
Thailand	2.00	1.99
Indonesia	1.97	2.01
U.S.	1.19	0.19
Turkey	1.12	1.14
Hong Kong	1.04	1.06
Qatar	0.86	0.9
Kuwait	0.84	0.85
Ireland	0.83	0.85
Philippines	0.67	0.71
Chile	0.49	0.49
Greece	0.47	0.47
Hungary	0.23	0.23
Czech Republic	0.13	0.13
Colombia	0.12	0.12
Egypt	0.11	0.11
Luxembourg	0.04	0.04
Kazakhstan	0.03	0.00
Singapore	0.02	0.02
Australia	0.01	0.01
Malaysia	0.00	1.36

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Country classification in this listing is based on the country of incorporation rather than being based on country of domicile or country of highest revenue. Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index.

4

FUND BASICS

MarketBeta® Emerging Markets Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$40.81
Net Asset Value (NAV)[1]	$40.80

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	6.0%	Information Technology	Taiwan
Tencent Holdings Ltd.	3.7	Communication Services	China
Samsung Electronics Co. Ltd.	3.6	Information Technology	South Korea
Alibaba Group Holding Ltd.	3.0	Consumer Discretionary	China
Reliance Industries Ltd.	1.4	Energy	India
Meituan, Class B	1.1	Consumer Discretionary	China
iShares MSCI Malaysia ETF	1.0	Exchange-Traded Fund	United States
Infosys Ltd.	0.9	Information Technology	India
ICICI Bank Ltd.	0.9	Financials	India
PDD Holdings, Inc. ADR	0.9	Consumer Discretionary	China

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

MARKETBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Solactive GBS Emerging Markets Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	1.61%	5.11%

Shares based on Market Price (Commenced May 12, 2020)	1.79%	5.09%

Solactive GBS Emerging Markets Large & Mid Cap Index	2.05%	5.43%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

6

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® International Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 17.22% based on net asset value (“NAV”) and 17.94% based on market price. The Index returned 17.36% during the same period.

The Fund had an NAV of $44.63 per share on August 31, 2022 and ended the Reporting Period with an NAV of $50.87 per share. The Fund’s market price on August 31, 2023 was $50.84 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most positively to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the financials, industrials and consumer discretionary sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the real estate, communication services and utilities sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in Japan, France and Germany contributed most to the Fund’s results during the Reporting Period. Index constituents in Hong Kong, Israel and Norway contributed least to the Fund’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in Denmark-based health care company Novo Nordisk, Netherlands-based photolithography systems supplier ASML Holding and Germany-based enterprise software developer SAP contributed most (1.90%, 1.68% and 0.92% of Fund net assets as of August 31, 2023, respectively). Each of these holdings posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in Netherlands-based financials company Adyen, France-based financial institution Credit Suisse Group and Switzerland-based health care company Roche Holding contributed least (0.16%, 0.09% and 0.06% of Fund net assets as of August 31, 2023, respectively). Adyen and Credit Suisse Group each generated a double-digit negative return within the Index during the Reporting Period, while Roche Holding posted a single-digit negative return within the Index during the Reporting Period.

7

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Financials	17.89%	17.9%
Industrials	16.41	16.46
Health Care	13.28	13.29
Consumer Discretionary	12.42	12.44
Consumer Staples	9.88	9.91
Information Technology	8.13	8.13
Materials	7.39	7.40
Energy	4.43	4.44
Communication Services	4.41	4.42
Utilities	3.25	3.24
Real Estate	2.40	2.39

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Solactive Index
Japan	24.81%	24.83%
U.K.	13.67	13.69
France	10.62	10.62
Switzerland	9.22	9.22
Germany	7.72	7.73
Australia	7.43	7.47
Netherlands	4.57	4.57
Sweden	3.09	3.11
Denmark	3.08	3.08
Spain	2.55	2.54
Hong Kong	2.55	2.56
Italy	2.26	2.26
Singapore	1.49	1.49
Ireland	1.45	1.45
Finland	1.12	1.12
Israel	0.89	0.89
Norway	0.81	0.81
Belgium	0.81	0.81
New Zealand	0.36	0.36
Poland	0.33	0.33
Austria	0.27	0.28
Luxembourg	0.19	0.19
Portugal	0.18	0.19
China	0.15	0.15
Curacao	0.07	0.07
Macau	0.05	0.05
Chile	0.04	0.04
Malaysia	0.03	0.03
Jordan	0.03	0.03
Bermuda	0.02	0.02
Faroe Islands	0.02	0.02
Mexico	0.01	0.01
Russia	0.00	0.00
United States	0.01	0.01

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Country classification in this listing is based on the country of incorporation rather than being based on country of domicile or country of highest revenue. Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index.

8

FUND BASICS

MarketBeta® International Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$50.84
Net Asset Value (NAV)[1]	$50.87

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.1%	Consumer Staples	United States
Novo Nordisk A/S, Class B	1.9	Health Care	Denmark
ASML Holding NV	1.7	Information Technology	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	1.4	Consumer Discretionary	France
Roche Holding AG	1.3	Health Care	United States
Shell PLC	1.3	Energy	Netherlands
AstraZeneca PLC	1.3	Health Care	United Kingdom
Novartis AG	1.3	Health Care	Switzerland
Toyota Motor Corp.	1.3	Consumer Discretionary	Japan
BHP Group Ltd.	0.9	Materials	Australia

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

MARKETBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	17.22%	10.31%

Shares based on Market Price (Commenced May 12, 2020)	17.94%	10.28%

Solactive GBS Developed Markets ex North America Large & Mid Cap Index	17.36%	10.35%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

10

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® U.S. Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® U.S. Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 16.12% based on net asset value (“NAV”) and 16.19% based on market price. The Index returned 16.19% during the same period.

The Fund had an NAV of $53.96 per share on August 31, 2022 and ended the Reporting Period with an NAV of $61.63 per share. The Fund’s market price on August 31, 2023 was $61.68 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors contributed most positively to the Index’s relative performance A during the Reporting Period, and which contributed least?

A	Index constituents in the information technology, communication services and industrials sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the utilities, real estate and consumer staples sectors contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in information technology companies NVIDIA, Microsoft and Apple contributed most (3.09%, 6.33% and 7.34% of Fund net assets as of August 31, 2023, respectively). NVIDIA posted a triple-digit positive return within the Index during the Reporting Period. Microsoft and Apple each generated a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in electric vehicle maker Tesla, entertainment and media company The Walt Disney Company and pharmaceuticals company Pfizer contributed least (1.87%, 0.40% and 0.53% of Fund net assets as of August 31, 2023, respectively). Tesla generated a single-digit negative return within the Index during the Reporting Period. The Walt Disney Company and Pfizer each posted a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

11

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Information Technology	28.21%	28.21%
Health Care	14.07	14.07
Consumer Discretionary	11.68	11.68
Financials	10.54	10.54
Communication Services	8.43	8.43
Industrials	7.72	7.72
Consumer Staples	6.66	6.66
Energy	4.55	4.55
Utilities	3.08	3.08
Real Estate	2.71	2.71
Materials	2.34	2.34

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index.

12

FUND BASICS

MarketBeta® U.S. Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$61.68
Net Asset Value (NAV)[1]	$61.63

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.3%	Information Technology	United States
Microsoft Corp.	6.3	Information Technology	United States
Amazon.com, Inc.	3.3	Consumer Discretionary	United States
NVIDIA Corp.	3.1	Information Technology	United States
Alphabet, Inc., Class A	2.1	Communication Services	United States
Tesla, Inc.	1.9	Consumer Discretionary	United States
Alphabet, Inc., Class C	1.8	Communication Services	United States
Meta Platforms, Inc., Class A	1.7	Communication Services	United States
Eli Lilly & Co.	1.2	Health Care	United States
Berkshire Hathaway, Inc., Class B	1.2	Financials	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

MARKETBETA® U.S. EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Solactive GBS United States Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® U.S. Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	16.12%	16.18%

Shares based on Market Price (Commenced May 12, 2020)	16.19%	16.20%

Solactive GBS United States Large & Mid Cap Index	16.19%	16.25%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

14

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Solactive GBS Emerging Markets Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in emerging markets. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

The Solactive GBS Developed Markets ex North America Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in developed markets excluding North America. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

The Solactive GBS United States Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 96.5%
Australia – 0.1%
1,591	AngloGold Ashanti Ltd. (Materials)	$27,119
840	Yancoal Australia Ltd. (Energy)(a)	2,817

		29,936

Brazil – 4.3%
16,931	Ambev SA (Consumer Staples)	47,329
2,117	Atacadao SA (Consumer Staples)	4,387
21,663	B3 SA – Brasil Bolsa Balcao (Financials)	56,576
5,528	Banco Bradesco SA (Financials)	14,783
5,734	Banco BTG Pactual SA (Financials)	37,606
3,302	Banco do Brasil SA (Financials)	31,413
1,416	Banco Santander Brasil SA (Financials)	7,754
2,639	BB Seguridade Participacoes SA (Financials)	16,193
2,044	Caixa Seguridade Participacoes SA (Financials)	4,459
3,787	CCR SA (Industrials)	9,531
4,400	Centrais Eletricas Brasileiras SA (Utilities)	31,336
1,343	Cia de Saneamento Basico do Estado de Sao Paulo SABESP (Utilities)	15,711
1,108	Cia Energetica de Minas Gerais (Utilities)	4,407
2,377	Cia Siderurgica Nacional SA (Materials)	5,814
4,430	Cosan SA (Energy)	15,676
741	CPFL Energia SA (Utilities)	5,111
1,679	CSN Mineracao SA (Materials)	1,451
1,139	Energisa SA (Utilities)	10,606
2,276	Eneva SA (Utilities)*	5,480
691	Engie Brasil Energia SA (Utilities)	5,879
3,717	Equatorial Energia SA (Utilities)	23,769
18,065	Hapvida Participacoes e Investimentos SA (Health Care)*(a)	15,544
1,590	Hypera SA (Health Care)	12,522
1,778	Itau Unibanco Holding SA (Financials)	8,371
3,229	Klabin SA (Materials)	14,844
3,280	Localiza Rent a Car SA (Industrials)	41,903
3,616	Lojas Renner SA (Consumer Discretionary)	11,708
11,398	Magazine Luiza SA (Consumer Discretionary)*	6,354
1,078	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	5,387
3,222	Natura & Co. Holding SA (Consumer Staples)*	9,879
777	Neoenergia SA (Utilities)	2,863
8,830	NU Holdings Ltd., Class A (Financials)*	60,485
795	Pagseguro Digital Ltd., Class A (Financials)*	7,139
14,220	Petroleo Brasileiro SA (Energy)	99,205
748	Porto Seguro SA (Financials)	3,943
2,764	PRIO SA (Energy)*	25,915
4,770	Raia Drogasil SA (Consumer Staples)	26,476
4,206	Rede D’Or Sao Luiz SA (Health Care)(a)	24,348
4,757	Rumo SA (Industrials)	21,474
3,559	Sendas Distribuidora SA (Consumer Staples)	8,346
909	StoneCo Ltd., Class A (Financials)*	11,144

Common Stocks – (continued)
Brazil – (continued)
2,628	Suzano SA (Materials)	26,620
1,540	Telefonica Brasil SA (Communication Services)	12,862
3,194	TIM SA (Communication Services)	9,296
1,977	TOTVS SA (Information Technology)	11,077
2,779	Ultrapar Participacoes SA (Energy)	10,193
15,073	Vale SA (Materials)	198,134
4,282	Vibra Energia SA (Consumer Discretionary)	15,966
5,704	WEG SA (Industrials)	41,337
1,470	XP, Inc., Class A (Financials)*	37,250

		1,135,856

Chile – 0.4%
169,077	Banco de Chile (Financials)	18,355
304	Banco de Credito e Inversiones SA (Financials)	8,704
245,969	Banco Santander Chile (Financials)	11,715
4,971	Cencosud SA (Consumer Staples)	10,590
498	Cia Cervecerias Unidas SA (Consumer Staples)	3,663
57,281	Cia Sud Americana de Vapores SA (Industrials)	3,805
4,466	Empresas CMPC SA (Materials)	8,070
1,566	Empresas Copec SA (Energy)	11,257
73,064	Enel Americas SA (Utilities)*	8,642
98,102	Enel Chile SA (Utilities)	6,579
4,474	Falabella SA (Consumer Discretionary)	10,968
1,088	Quinenco SA (Industrials)	3,405

		105,753

China – 27.9%
1,665	360 Security Technology, Inc., Class A (Information Technology)*	2,557
368	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	1,248
162	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)*	3,391
224	AECC Aero-Engine Control Co. Ltd., Class A (Industrials)	690
662	AECC Aviation Power Co. Ltd., Class A (Industrials)	3,569
20,744	Agricultural Bank of China Ltd., Class A (Financials)	9,861
107,293	Agricultural Bank of China Ltd., Class H (Financials)	36,805
2,202	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	5,452
841	AIM Vaccine Co. Ltd. (Health Care)*	5,298
150	AIMA Technology Group Co. Ltd., Class A (Consumer Discretionary)	585
1,584	Air China Ltd., Class A (Industrials)*	1,882
6,735	Air China Ltd., Class H (Industrials)*	4,990
645	Airtac International Group (Industrials)	18,633

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
400	Aisino Corp., Class A (Information Technology)	$707
1,757	Akeso, Inc. (Health Care)*(a)	7,719
67,916	Alibaba Group Holding Ltd. (Consumer Discretionary)*	781,206
3,264	Aluminum Corp. of China Ltd., Class A (Materials)	2,655
14,073	Aluminum Corp. of China Ltd., Class H (Materials)	6,802
162	Amlogic Shanghai Co. Ltd., Class A (Information Technology)*	1,949
1,454	Angang Steel Co. Ltd., Class A (Materials)	551
5,518	Angang Steel Co. Ltd., Class H (Materials)	1,414
231	Angel Yeast Co. Ltd., Class A (Consumer Staples)	1,052
973	Anhui Conch Cement Co. Ltd., Class A (Materials)	3,433
4,625	Anhui Conch Cement Co. Ltd., Class H (Materials)	12,857
295	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	11,675
500	Anhui Jianghuai Automobile Group Corp. Ltd., Class A (Consumer Discretionary)*	881
105	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	822
162	Anhui Yingjia Distillery Co. Ltd., Class A (Consumer Staples)	1,706
81	Anjoy Foods Group Co. Ltd., Class A (Consumer Staples)	1,452
100	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	1,150
4,918	ANTA Sports Products Ltd. (Consumer Discretionary)	55,409
243	Apeloa Pharmaceutical Co. Ltd., Class A (Health Care)	586
74	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	1,353
87	Asymchem Laboratories Tianjin Co. Ltd., Class H (Health Care)(a)	1,096
100	Autobio Diagnostics Co. Ltd., Class A (Health Care)	630
267	Autohome, Inc. ADR (Communication Services)	7,716
439	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	1,290
2,130	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	1,077
8,926	AviChina Industry & Technology Co. Ltd., Class H (Industrials)	4,007
1,082	Baidu, Inc. ADR (Communication Services)*	154,542
5,223	Bank of Beijing Co. Ltd., Class A (Financials)	3,208
900	Bank of Changsha Co. Ltd., Class A (Financials)	1,005
895	Bank of Chengdu Co. Ltd., Class A (Financials)	1,683

Common Stocks – (continued)
China – (continued)
9,711	Bank of China Ltd., Class A (Financials)	5,003
321,203	Bank of China Ltd., Class H (Financials)	108,955
9,203	Bank of Communications Co. Ltd., Class A (Financials)	7,017
28,405	Bank of Communications Co. Ltd., Class H (Financials)	16,264
1,410	Bank of Hangzhou Co. Ltd., Class A (Financials)	2,170
3,462	Bank of Jiangsu Co. Ltd., Class A (Financials)	3,391
2,384	Bank of Nanjing Co. Ltd., Class A (Financials)	2,594
1,552	Bank of Ningbo Co. Ltd., Class A (Financials)	5,580
3,454	Bank of Shanghai Co. Ltd., Class A (Financials)	2,824
1,736	Bank of Zhengzhou Co. Ltd., Class A (Financials)*	510
5,759	Bank of Zhengzhou Co. Ltd., Class H (Financials)*(a)	698
4,747	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	3,952
2,027	BBMG Corp., Class A (Materials)	613
8,441	BBMG Corp., Class H (Materials)	883
205	BeiGene Ltd. ADR (Health Care)*	42,548
1,054	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)	940
81	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	493
200	Beijing E-Hualu Information Technology Co. Ltd., Class A (Information Technology)*	829
649	Beijing Enlight Media Co. Ltd., Class A (Communication Services)	833
1,870	Beijing Enterprises Holdings Ltd. (Utilities)	7,011
15,223	Beijing Enterprises Water Group Ltd. (Utilities)	3,514
162	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	8,783
311	Beijing New Building Materials PLC, Class A (Industrials)	1,278
730	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	534
443	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)*	827
568	Beijing Shougang Co. Ltd., Class A (Materials)	290
400	Beijing Tiantan Biological Products Corp. Ltd., Class A (Health Care)	1,379
324	Beijing Tongrentang Co. Ltd., Class A (Health Care)	2,503
171	Beijing United Information Technology Co. Ltd., Class A (Industrials)	848
190	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	1,302

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
600	Beijing Yanjing Brewery Co. Ltd., Class A (Consumer Staples)	$856
10,300	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	7,217
1,800	Beiqi Foton Motor Co. Ltd., Class A (Consumer Discretionary)*	885
81	Bethel Automotive Safety Systems Co. Ltd., Class A (Consumer Discretionary)	839
81	Betta Pharmaceuticals Co. Ltd., Class A (Health Care)	550
134	BGI Genomics Co. Ltd., Class A (Health Care)	989
935	Bilibili, Inc., Class Z (Communication Services)*	13,986
162	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	2,060
821	BOC Aviation Ltd. (Industrials)(a)	6,161
13,784	BOC Hong Kong Holdings Ltd. (Financials)	38,319
568	BOC International China Co. Ltd., Class A (Financials)	927
8,937	BOE Technology Group Co. Ltd., Class A (Information Technology)	4,924
300	BTG Hotels Group Co. Ltd., Class A (Consumer Discretionary)*	716
395	BYD Co. Ltd., Class A (Consumer Discretionary)	13,535
3,717	BYD Co. Ltd., Class H (Consumer Discretionary)	116,510
249	By-health Co. Ltd., Class A (Consumer Staples)	661
2,071	C&D International Investment Group Ltd. (Real Estate)	5,271
1,057	Caitong Securities Co. Ltd., Class A (Financials)	1,163
659	CALB Group Co. Ltd. (Consumer Discretionary)*(a)	1,333
210	Canmax Technologies Co. Ltd., Class A (Materials)	779
341	CanSino Biologics, Inc., Class H (Health Care)*(a)	1,000
1,297	CECEP Wind-Power Corp., Class A (Utilities)	599
162	CETC Cyberspace Security Technology Co. Ltd., Class A (Information Technology)	557
3,486	CGN Power Co. Ltd., Class A (Utilities)	1,504
38,857	CGN Power Co. Ltd., Class H (Utilities)(a)	9,712
81	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	1,530
1,288	Changjiang Securities Co. Ltd., Class A (Financials)	1,058
81	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A (Consumer Discretionary)	1,645

Common Stocks – (continued)
China – (continued)
421	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	1,857
243	Chengxin Lithium Group Co. Ltd., Class A (Materials)	763
400	Chifeng Jilong Gold Mining Co. Ltd., Class A (Materials)*	831
649	China Baoan Group Co. Ltd., Class A (Industrials)	951
10,245	China Bohai Bank Co. Ltd., Class H (Financials)*(a)	1,581
33,517	China Cinda Asset Management Co. Ltd., Class H (Financials)	3,291
1,401	China CITIC Bank Corp. Ltd., Class A (Financials)	1,051
39,293	China CITIC Bank Corp. Ltd., Class H (Financials)	17,487
805	China Coal Energy Co. Ltd., Class A (Energy)	891
8,272	China Coal Energy Co. Ltd., Class H (Energy)	5,644
5,469	China Conch Venture Holdings Ltd. (Industrials)	5,377
2,288	China Construction Bank Corp., Class A (Financials)	1,886
361,755	China Construction Bank Corp., Class H (Financials)	193,754
968	China CSSC Holdings Ltd., Class A (Industrials)	3,776
1,891	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	1,128
7,786	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	2,750
7,357	China Energy Engineering Corp. Ltd., Class A (Industrials)	2,315
23,187	China Energy Engineering Corp. Ltd., Class H (Industrials)	2,691
9,951	China Everbright Bank Co. Ltd., Class A (Financials)	4,115
28,839	China Everbright Bank Co. Ltd., Class H (Financials)	8,311
13,867	China Everbright Environment Group Ltd. (Industrials)	5,057
12,614	China Feihe Ltd. (Consumer Staples)(a)	7,592
400	China Film Co. Ltd., Class A (Communication Services)*	816
805	China Galaxy Securities Co. Ltd., Class A (Financials)	1,275
13,235	China Galaxy Securities Co. Ltd., Class H (Financials)	7,122
568	China Great Wall Securities Co. Ltd., Class A (Financials)	685
737	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)	1,103
9,026	China Hongqiao Group Ltd. (Materials)	9,001
44,203	China Huarong Asset Management Co. Ltd., Class H (Financials)*(a)	2,029

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
405	China International Capital Corp. Ltd., Class A (Financials)	$2,170
5,631	China International Capital Corp. Ltd., Class H (Financials)(a)	10,829
674	China International Marine Containers Group Co. Ltd., Class A (Industrials)	653
26,305	China Jinmao Holdings Group Ltd. (Real Estate)	3,723
962	China Jushi Co. Ltd., Class A (Materials)	1,845
3,836	China Lesso Group Holdings Ltd. (Industrials)	2,113
474	China Life Insurance Co. Ltd., Class A (Financials)	2,320
28,582	China Life Insurance Co. Ltd., Class H (Financials)	43,374
1,369	China Literature Ltd. (Communication Services)*(a)	5,499
13,194	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	10,449
4,691	China Medical System Holdings Ltd. (Health Care)	6,772
4,798	China Merchants Bank Co. Ltd., Class A (Financials)	20,798
14,536	China Merchants Bank Co. Ltd., Class H (Financials)	57,464
1,946	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	1,575
868	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A (Industrials)	1,158
4,766	China Merchants Port Holdings Co. Ltd. (Industrials)	5,701
1,779	China Merchants Securities Co. Ltd., Class A (Financials)	3,473
1,743	China Merchants Securities Co. Ltd., Class H (Financials)(a)	1,607
1,541	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	2,892
8,432	China Minsheng Banking Corp. Ltd., Class A (Financials)	4,379
26,209	China Minsheng Banking Corp. Ltd., Class H (Financials)	8,422
16,348	China National Building Material Co. Ltd., Class H (Materials)	8,318
1,459	China National Chemical Engineering Co. Ltd., Class A (Industrials)	1,560
200	China National Medicines Corp. Ltd., Class A (Health Care)	894
4,459	China National Nuclear Power Co. Ltd., Class A (Utilities)	4,411
160	China National Software & Service Co. Ltd., Class A (Information Technology)	950
872	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	2,645
243	China Oilfield Services Ltd., Class A (Energy)	495

Common Stocks – (continued)
China – (continued)
7,155	China Oilfield Services Ltd., Class H (Energy)	8,111
14,072	China Overseas Land & Investment Ltd. (Real Estate)	29,681
4,839	China Overseas Property Holdings Ltd. (Real Estate)	5,782
1,572	China Pacific Insurance Group Co. Ltd., Class A (Financials)	5,983
9,581	China Pacific Insurance Group Co. Ltd., Class H (Financials)	21,943
7,238	China Petroleum & Chemical Corp., Class A (Energy)	6,036
92,237	China Petroleum & Chemical Corp., Class H (Energy)	53,989
19,667	China Power International Development Ltd. (Utilities)	7,022
4,886	China Railway Group Ltd., Class A (Industrials)	4,498
15,798	China Railway Group Ltd., Class H (Industrials)	8,361
1,501	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	1,157
6,403	China Railway Signal & Communication Corp. Ltd., Class H (Information Technology)(a)	2,123
243	China Rare Earth Resources And Technology Co. Ltd., Class A (Materials)	954
5,917	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	34,785
8,681	China Resources Cement Holdings Ltd. (Materials)	2,878
3,519	China Resources Gas Group Ltd. (Utilities)	9,895
11,079	China Resources Land Ltd. (Real Estate)	46,835
243	China Resources Microelectronics Ltd., Class A (Information Technology)	1,954
2,275	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(a)	9,820
6,169	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	4,122
7,019	China Resources Power Holdings Co. Ltd. (Utilities)	13,748
243	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	1,588
1,568	China Shenhua Energy Co. Ltd., Class A (Energy)	6,069
12,809	China Shenhua Energy Co. Ltd., Class H (Energy)	37,324
2,589	China Southern Airlines Co. Ltd., Class A (Industrials)*	2,248
6,540	China Southern Airlines Co. Ltd., Class H (Industrials)*	3,478
600	China Southern Power Grid Energy Efficiency & Clean Energy Co. Ltd., Class A (Industrials)	498

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
300	China Southern Power Grid Energy Storage Co. Ltd., Class A (Utilities)	$406
9,973	China State Construction Engineering Corp. Ltd., Class A (Industrials)	7,714
6,974	China State Construction International Holdings Ltd. (Industrials)	7,764
405	China Suntien Green Energy Corp. Ltd., Class A (Energy)	458
6,834	China Suntien Green Energy Corp. Ltd., Class H (Energy)	2,405
5,536	China Taiping Insurance Holdings Co. Ltd. (Financials)	5,831
6,811	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	4,604
404	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	6,046
338	China Tourism Group Duty Free Corp. Ltd., Class H (Consumer Discretionary)(a)	4,539
164,556	China Tower Corp. Ltd., Class H (Communication Services)(a)	15,948
7,541	China United Network Communications Ltd., Class A (Communication Services)	5,398
2,361	China Vanke Co. Ltd., Class A (Real Estate)	4,425
8,368	China Vanke Co. Ltd., Class H (Real Estate)	9,764
1,200	China XD Electric Co. Ltd., Class A (Industrials)	793
4,327	China Yangtze Power Co. Ltd., Class A (Utilities)	13,114
162	China Zhenhua Group Science & Technology Co. Ltd., Class A (Information Technology)	2,041
4,376	China Zheshang Bank Co. Ltd., Class A (Financials)	1,545
147	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	1,846
3,097	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	5,336
1,421	Chongqing Hongjiu Fruit Co. Ltd., Class H (Consumer Staples)*	1,113
2,270	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	1,173
9,210	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	3,253
522	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	3,170
24,129	CITIC Ltd. (Industrials)	23,970
405	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	790
2,687	CITIC Securities Co. Ltd., Class A (Financials)	8,196
7,344	CITIC Securities Co. Ltd., Class H (Financials)	14,348
4,098	CMOC Group Ltd., Class A (Materials)	3,226
14,192	CMOC Group Ltd., Class H (Materials)	8,488

Common Stocks – (continued)
China – (continued)
162	CNGR Advanced Material Co. Ltd., Class A (Materials)	1,221
1,400	CNOOC Energy Technology & Services Ltd., Class A (Energy)	594
892	CNPC Capital Co. Ltd., Class A (Financials)	825
1,060	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	34,450
2,351	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	769
892	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)	1,624
5,118	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)	5,365
3,033	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	4,084
12,452	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	12,783
51,536	Country Garden Holdings Co. Ltd. (Real Estate)*(b)	5,849
8,473	Country Garden Services Holdings Co. Ltd. (Real Estate)	9,746
5,700	CRRC Corp. Ltd., Class A (Industrials)	4,652
17,089	CRRC Corp. Ltd., Class H (Industrials)	8,412
692	CSC Financial Co. Ltd., Class A (Financials)	2,451
3,592	CSC Financial Co. Ltd., Class H (Financials)(a)	3,825
8,115	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	3,881
3,568	Daqin Railway Co. Ltd., Class A (Industrials)	3,495
218	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	796
1,454	Datang International Power Generation Co. Ltd., Class A (Utilities)	555
11,084	Datang International Power Generation Co. Ltd., Class H (Utilities)	1,753
730	DHC Software Co. Ltd., Class A (Information Technology)	674
226	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	509
158	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	1,125
603	Dongfang Electric Corp. Ltd., Class A (Industrials)	1,390
1,344	Dongfang Electric Corp. Ltd., Class H (Industrials)	1,551
10,486	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	3,851
765	Dongxing Securities Co. Ltd., Class A (Financials)	871
3,581	East Money Information Co. Ltd., Class A (Financials)	7,808
81	Eastroc Beverage Group Co. Ltd., Class A (Consumer Staples)	2,185

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
162	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	$1,180
2,890	ENN Energy Holdings Ltd. (Utilities)	22,665
530	ENN Natural Gas Co. Ltd., Class A (Utilities)	1,271
140	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	877
500	Eve Energy Co. Ltd., Class A (Industrials)	3,394
947	Everbright Securities Co. Ltd., Class A (Financials)	2,233
1,120	Fangda Carbon New Material Co. Ltd., Class A (Industrials)*	897
583	FAW Jiefang Group Co. Ltd., Class A (Industrials)*	687
1,054	First Capital Securities Co. Ltd., Class A (Financials)	872
279	Flat Glass Group Co. Ltd., Class A (Information Technology)	1,184
1,683	Flat Glass Group Co. Ltd., Class H (Information Technology)(b)	4,181
3,440	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	3,639
992	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	5,329
1,900	Founder Securities Co. Ltd., Class A (Financials)	1,885
2,394	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	7,206
264	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	707
3,048	Full Truck Alliance Co. Ltd. ADR (Industrials)*	20,422
474	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	2,475
2,397	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	10,851
322	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	2,097
1,531	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)	7,321
4,378	GD Power Development Co. Ltd., Class A (Utilities)	2,111
419	GDS Holdings Ltd. ADR (Information Technology)*(b)	5,011
1,135	GEM Co. Ltd., Class A (Materials)	976
1,024	Gemdale Corp., Class A (Real Estate)	1,013
4,335	Genscript Biotech Corp. (Health Care)*	10,161
1,452	GF Securities Co. Ltd., Class A (Financials)	3,004
3,843	GF Securities Co. Ltd., Class H (Financials)	5,489
1,494	Giant Biogene Holding Co. Ltd. (Consumer Staples)*(a)	7,163
500	Giant Network Group Co. Ltd., Class A (Communication Services)	1,003
148	GigaDevice Semiconductor, Inc., Class A (Information Technology)	1,911

Common Stocks – (continued)
China – (continued)
122	Ginlong Technologies Co. Ltd., Class A (Industrials)	1,258
790	GoerTek, Inc., Class A (Information Technology)	1,663
3,056	Goldwind Science & Technology Co. Ltd. (Industrials)	1,606
761	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	993
48	Gongniu Group Co. Ltd., Class A (Industrials)	699
324	Gotion High-tech Co. Ltd., Class A (Industrials)*	1,078
555	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	1,991
8,794	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	10,429
1,297	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	6,378
2,300	Greenland Holdings Corp. Ltd., Class A (Real Estate)*	926
3,942	Greentown China Holdings Ltd. (Real Estate)	4,685
600	GRG Banking Equipment Co. Ltd., Class A (Information Technology)	1,035
500	Guangdong Electric Power Development Co. Ltd., Class A (Utilities)*	432
368	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	2,439
11,077	Guangdong Investment Ltd. (Utilities)	8,659
81	Guangdong Kinlong Hardware Products Co. Ltd., Class A (Industrials)	634
1,622	Guanghui Energy Co. Ltd., Class A (Energy)	1,466
597	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	827
11,159	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	5,877
500	Guangzhou Baiyun International Airport Co. Ltd., Class A (Industrials)*	810
316	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,342
868	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	2,441
81	Guangzhou Great Power Energy & Technology Co. Ltd., Class A (Industrials)*	399
147	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	1,205
158	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	1,157
486	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	2,192
685	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A (Financials)	647

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
500	Guolian Securities Co. Ltd., Class A (Financials)*	$746
1,162	Guosen Securities Co. Ltd., Class A (Financials)	1,482
1,742	Guotai Junan Securities Co. Ltd., Class A (Financials)	3,485
3,272	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)	3,839
1,136	Guoyuan Securities Co. Ltd., Class A (Financials)	1,085
729	H World Group Ltd. ADR (Consumer Discretionary)*	29,364
6,405	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	17,438
1,455	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	4,700
8,951	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	27,680
9,700	Hainan Airlines Holding Co. Ltd., Class A (Industrials)*	2,079
2,397	Haitian International Holdings Ltd. (Industrials)	5,147
2,226	Haitong Securities Co. Ltd., Class A (Financials)	3,006
9,986	Haitong Securities Co. Ltd., Class H (Financials)	6,202
205	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	629
730	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	1,052
162	Hangzhou Chang Chuan Technology Co. Ltd., Class A (Information Technology)	832
466	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	1,991
162	Hangzhou Lion Electronics Co. Ltd., Class A (Information Technology)	734
243	Hangzhou Oxygen Plant Group Co. Ltd., Class A (Materials)	1,022
211	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	797
243	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)	846
174	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	1,592
486	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(a)	2,649
4,236	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	5,510
162	Haohua Chemical Science & Technology Co. Ltd., Class A (Materials)	748
200	Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A (Consumer Staples)	647
300	Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A (Consumer Staples)	1,012
200	Hefei Meiya Optoelectronic Technology, Inc., Class A (Industrials)	644

Common Stocks – (continued)
China – (continued)
568	Henan Shenhuo Coal & Power Co. Ltd., Class A (Materials)	1,239
730	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	2,694
2,343	Hengan International Group Co. Ltd. (Consumer Staples)	8,695
405	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	913
1,459	Hengli Petrochemical Co. Ltd., Class A (Materials)*	2,878
568	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	1,103
1,052	Hengyi Petrochemical Co. Ltd., Class A (Materials)*	1,109
2,399	Hesteel Co. Ltd., Class A (Materials)	745
124	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	2,851
146	Hongfa Technology Co. Ltd., Class A (Industrials)	704
500	Hongta Securities Co. Ltd., Class A (Financials)	549
162	Hoshine Silicon Industry Co. Ltd., Class A (Materials)	1,375
159	Hoyuan Green Energy Co. Ltd., Class A (Information Technology)	910
2,998	Hua Hong Semiconductor Ltd. (Information Technology)*(a)	7,837
1,595	Huadian Power International Corp. Ltd., Class A (Utilities)	1,118
6,942	Huadian Power International Corp. Ltd., Class H (Utilities)	2,797
421	Huadong Medicine Co. Ltd., Class A (Health Care)	2,197
1,173	Huafon Chemical Co. Ltd., Class A (Materials)	1,128
200	Huagong Tech Co. Ltd., Class A (Information Technology)	864
568	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	915
402	Hualan Biological Engineering, Inc., Class A (Health Care)	1,173
100	Huali Industrial Group Co. Ltd., Class A (Consumer Discretionary)	710
1,211	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	1,206
1,765	Huaneng Power International, Inc., Class A (Utilities)*	1,976
15,148	Huaneng Power International, Inc., Class H (Utilities)*	7,572
1,865	Huatai Securities Co. Ltd., Class A (Financials)	4,069
5,030	Huatai Securities Co. Ltd., Class H (Financials)(a)	6,620
713	Huaxi Securities Co. Ltd., Class A (Financials)	835

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
3,048	Huaxia Bank Co. Ltd., Class A (Financials)	$2,320
324	Huaxin Cement Co. Ltd., Class A (Materials)	586
731	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	1,887
973	Hubei Energy Group Co. Ltd., Class A (Utilities)	580
200	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Health Care)	719
243	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	678
162	Huizhou Desay Sv Automotive Co. Ltd., Class A (Consumer Discretionary)	3,239
324	Humanwell Healthcare Group Co. Ltd., Class A (Health Care)	1,040
439	Hunan Changyuan Lico Co. Ltd., Class A (Materials)	568
1,784	Hunan Valin Steel Co. Ltd., Class A (Materials)	1,451
454	Hundsun Technologies, Inc., Class A (Information Technology)	2,246
1,315	Hygeia Healthcare Holdings Co. Ltd. (Health Care)(a)	6,649
566	Iflytek Co. Ltd., Class A (Information Technology)	4,264
81	Imeik Technology Development Co. Ltd., Class A (Health Care)	4,880
14,158	Industrial & Commercial Bank of China Ltd., Class A (Financials)	8,987
265,477	Industrial & Commercial Bank of China Ltd., Class H (Financials)	121,875
5,011	Industrial Bank Co. Ltd., Class A (Financials)	10,885
1,603	Industrial Securities Co. Ltd., Class A (Financials)	1,412
81	Ingenic Semiconductor Co. Ltd., Class A (Information Technology)	822
10,821	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)*	2,661
500	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	910
1,611	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	1,926
2,000	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	1,149
1,487	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	5,312
2,558	Inner Mongolia Yitai Coal Co. Ltd., Class H (Energy)*	5,709
892	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)	865
4,621	Innovent Biologics, Inc. (Health Care)*(a)	20,684
324	Inspur Electronic Information Industry Co. Ltd., Class A (Information Technology)	1,742

Common Stocks – (continued)
China – (continued)
1,755	iQIYI, Inc. ADR (Communication Services)*	8,845
150	Isoftstone Information Technology Group Co. Ltd., Class A (Information Technology)	425
800	JA Solar Technology Co. Ltd., Class A (Information Technology)	3,059
174	Jafron Biomedical Co. Ltd., Class A (Health Care)	511
211	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	1,207
405	JCET Group Co. Ltd., Class A (Information Technology)	1,814
3,741	JD Health International, Inc. (Consumer Staples)*(a)	20,180
6,807	JD Logistics, Inc. (Industrials)*(a)	9,080
4,713	JD.com, Inc. ADR (Consumer Discretionary)	156,519
1,473	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)	2,329
243	Jiangsu Expressway Co. Ltd., Class A (Industrials)	323
4,828	Jiangsu Expressway Co. Ltd., Class H (Industrials)	4,359
318	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	2,715
1,441	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	8,272
264	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	2,173
100	Jiangsu Pacific Quartz Co. Ltd., Class A (Information Technology)	1,314
500	Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A (Communication Services)	751
373	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (Consumer Staples)	6,877
105	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	922
100	Jiangsu Yoke Technology Co. Ltd., Class A (Materials)	933
211	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	983
730	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	1,461
455	Jiangxi Copper Co. Ltd., Class A (Materials)	1,181
4,218	Jiangxi Copper Co. Ltd., Class H (Materials)	6,584
405	Jiangxi Special Electric Motor Co. Ltd., Class A (Industrials)*	505
600	Jinduicheng Molybdenum Co. Ltd., Class A (Materials)	896
81	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	997
159	Joinn Laboratories China Co. Ltd., Class A (Health Care)	524
344	Joinn Laboratories China Co. Ltd., Class H (Health Care)(a)	689

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
724	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	$1,028
162	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Consumer Staples)*	752
162	Juewei Food Co. Ltd., Class A (Consumer Staples)	794
486	Juneyao Airlines Co. Ltd., Class A (Industrials)*	1,060
1,002	Kanzhun Ltd. ADR (Communication Services)*	14,830
3,419	KE Holdings, Inc. ADR (Real Estate)*	58,807
486	Keda Industrial Group Co. Ltd., Class A (Industrials)	672
10,818	Kingdee International Software Group Co. Ltd. (Information Technology)*	16,720
500	Kingnet Network Co. Ltd., Class A (Communication Services)*	1,040
3,587	Kingsoft Corp. Ltd. (Communication Services)	14,317
7,805	Kuaishou Technology (Communication Services)*(a)	63,899
542	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)	1,110
14,510	Kunlun Energy Co. Ltd. (Utilities)	10,621
300	Kunlun Tech Co. Ltd., Class A (Communication Services)*	1,491
336	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	85,264
583	LB Group Co. Ltd., Class A (Materials)	1,452
27,408	Lenovo Group Ltd. (Information Technology)	31,002
1,198	Lens Technology Co. Ltd., Class A (Information Technology)	2,024
486	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	1,081
162	Levima Advanced Materials Corp., Class A (Materials)	450
4,292	Li Auto, Inc., Class A (Consumer Discretionary)*	88,448
9,063	Li Ning Co. Ltd. (Consumer Discretionary)	42,820
3,359	Liaoning Port Co. Ltd., Class A (Industrials)	729
1,622	Lingyi iTech Guangdong Co., Class A (Information Technology)	1,342
105	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	496
543	Livzon Pharmaceutical Group, Inc., Class H (Health Care)	1,721
6,899	Longfor Group Holdings Ltd. (Real Estate)(a)	14,534
1,764	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	6,435
2,616	Lufax Holding Ltd. ADR (Financials)	3,165

Common Stocks – (continued)
China – (continued)
486	Luxi Chemical Group Co. Ltd., Class A (Materials)	679
1,687	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	7,649
319	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	10,181
406	Mango Excellent Media Co. Ltd., Class A (Communication Services)	1,648
130	Maxscend Microelectronics Co. Ltd., Class A (Information Technology)	2,217
700	Meihua Holdings Group Co. Ltd., Class A (Consumer Staples)	878
973	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)*	909
17,513	Meituan, Class B (Consumer Discretionary)*(a)	286,979
4,474	Metallurgical Corp. of China Ltd., Class A (Industrials)	2,237
11,342	Metallurgical Corp. of China Ltd., Class H (Industrials)	2,473
2,919	Microport Scientific Corp. (Health Care)*	4,995
486	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	997
243	Montage Technology Co. Ltd., Class A (Information Technology)	1,711
1,228	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	6,846
316	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)	514
800	Nanjing Securities Co. Ltd., Class A (Financials)	907
1,900	NARI Technology Co. Ltd., Class A (Industrials)	6,218
622	National Silicon Industry Group Co. Ltd., Class A (Information Technology)*	1,740
105	NAURA Technology Group Co. Ltd., Class A (Information Technology)	3,913
568	NavInfo Co. Ltd., Class A (Information Technology)*	804
6,813	NetEase, Inc. (Communication Services)	142,311
402	New China Life Insurance Co. Ltd., Class A (Financials)	2,237
3,482	New China Life Insurance Co. Ltd., Class H (Financials)	8,721
1,135	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	1,820
571	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	30,971
345	Ninestar Corp., Class A (Information Technology)	1,326
145	Ningbo Deye Technology Co. Ltd., Class A (Industrials)	1,837
162	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	824

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
162	Ningbo Ronbay New Energy Technology Co. Ltd., Class A (Industrials)	$1,134
486	Ningbo Shanshan Co. Ltd., Class A (Materials)	909
279	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	2,986
1,288	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	598
1,476	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	2,780
5,126	NIO, Inc. ADR (Consumer Discretionary)*	52,644
6,937	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	38,968
300	North Industries Group Red Arrow Co. Ltd., Class A (Industrials)	629
1,386	Offcn Education Technology Co. Ltd., Class A (Consumer Discretionary)*	813
1,000	Offshore Oil Engineering Co. Ltd., Class A (Energy)	800
730	OFILM Group Co. Ltd., Class A (Information Technology)*	579
449	Onewo, Inc., Class H (Real Estate)	1,592
74	Oppein Home Group, Inc., Class A (Consumer Discretionary)	995
1,473	Orient Securities Co. Ltd., Class A (Financials)	2,016
3,448	Orient Securities Co. Ltd., Class H (Financials)(a)	1,917
800	Oriental Pearl Group Co. Ltd., Class A (Communication Services)	876
162	Ovctek China, Inc., Class A (Health Care)	588
2,189	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (Materials)*	1,131
2,287	PDD Holdings, Inc. ADR (Consumer Discretionary)*	226,344
1,865	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	1,496
34,701	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	11,815
486	Perfect World Co. Ltd., Class A (Communication Services)	923
5,618	PetroChina Co. Ltd., Class A (Energy)	5,982
81,044	PetroChina Co. Ltd., Class H (Energy)	58,496
300	Pharmaron Beijing Co. Ltd., Class A (Health Care)	1,228
1,071	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	2,499
26,166	PICC Property & Casualty Co. Ltd., Class H (Financials)	30,098
4,632	Ping An Bank Co. Ltd., Class A (Financials)	7,083
2,495	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	16,725
23,767	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	142,297

Common Stocks – (continued)
China – (continued)
568	Pingdingshan Tianan Coal Mining Co. Ltd., Class A (Energy)	667
2,838	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	5,451
575	Poly Property Services Co. Ltd., Class H (Real Estate)	2,673
2,623	Pop Mart International Group Ltd. (Consumer Discretionary)(a)	8,530
5,872	Postal Savings Bank of China Co. Ltd., Class A (Financials)	3,921
42,513	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	20,981
3,665	Power Construction Corp. of China Ltd., Class A (Industrials)	2,593
1,297	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	3,190
162	Raytron Technology Co. Ltd., Class A (Information Technology)	1,140
232	Red Star Macalline Group Corp. Ltd., Class A (Real Estate)	152
549	Remegen Co. Ltd., Class H (Health Care)*(a)	2,562
300	Risen Energy Co. Ltd., Class A (Information Technology)	828
81	Rockchip Electronics Co. Ltd., Class A (Information Technology)	729
2,029	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	3,359
1,786	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	3,524
700	Sailun Group Co. Ltd., Class A (Consumer Discretionary)	1,187
1,100	Sanan Optoelectronics Co. Ltd., Class A (Information Technology)	2,374
53	Sangfor Technologies, Inc., Class A (Information Technology)*	794
2,010	Sany Heavy Industry Co. Ltd., Class A (Industrials)	4,278
634	Satellite Chemical Co. Ltd., Class A (Materials)	1,333
1,400	SDIC Capital Co. Ltd., Class A (Financials)	1,410
1,600	SDIC Power Holdings Co. Ltd., Class A (Utilities)	2,794
514	Seazen Holdings Co. Ltd., Class A (Real Estate)*	1,024
54,367	SenseTime Group, Inc., Class B (Information Technology)*(a)(b)	10,816
300	Seres Group Co. Ltd., Class A (Consumer Discretionary)*	1,485
1,171	SF Holding Co. Ltd., Class A (Industrials)	6,995
153	SG Micro Corp., Class A (Information Technology)	1,628
2,239	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	5,119

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
852	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A (Energy)	$886
892	Shandong Gold Mining Co. Ltd., Class A (Materials)	3,215
2,983	Shandong Gold Mining Co. Ltd., Class H (Materials)(a)	6,033
500	Shandong Hi-speed Co. Ltd., Class A (Industrials)	465
503	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	2,287
324	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	970
3,000	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	1,286
600	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	946
9,564	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	9,513
420	Shanghai Aiko Solar Energy Co. Ltd., Class A (Information Technology)	1,282
259	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	1,143
1,281	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	8,436
2,730	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	1,677
10,246	Shanghai Electric Group Co. Ltd., Class H (Industrials)*	2,300
600	Shanghai Electric Power Co. Ltd., Class A (Utilities)	757
474	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	1,819
1,872	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	4,407
162	Shanghai Fudan Microelectronics Group Co. Ltd., Class A (Information Technology)	1,176
1,069	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)	2,563
568	Shanghai International Airport Co. Ltd., Class A (Industrials)*	3,061
1,810	Shanghai International Port Group Co. Ltd., Class A (Industrials)	1,268
243	Shanghai Jinjiang International Hotels Co. Ltd., Class A (Consumer Discretionary)	1,286
162	Shanghai Junshi Biosciences Co. Ltd., Class A (Health Care)*	846
620	Shanghai Junshi Biosciences Co. Ltd., Class H (Health Care)*(a)	1,692
577	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	942
325	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	446

Common Stocks – (continued)
China – (continued)
211	Shanghai M&G Stationery, Inc., Class A (Industrials)	1,093
924	Shanghai MicroPort MedBot Group Co. Ltd. (Health Care)*(b)	2,196
555	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	1,363
2,623	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	4,315
6,961	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	6,676
500	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	2,248
1,184	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	1,157
2,270	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	1,815
1,109	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	1,121
500	Shanxi Coal International Energy Group Co. Ltd., Class A (Industrials)	1,156
973	Shanxi Coking Coal Energy Group Co. Ltd., Class A (Energy)	1,115
730	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	1,633
1,057	Shanxi Meijin Energy Co. Ltd., Class A (Materials)*	1,041
1,340	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	725
302	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	10,043
100	Shede Spirits Co. Ltd., Class A (Consumer Staples)	1,848
1,100	Shenergy Co. Ltd., Class A (Utilities)	985
568	Shengyi Technology Co. Ltd., Class A (Information Technology)	1,157
162	Shennan Circuits Co. Ltd., Class A (Information Technology)	1,473
5,000	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	2,995
146	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	962
29	Shenzhen Dynanonic Co. Ltd., Class A (Materials)	374
892	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	794
100	Shenzhen Goodix Technology Co. Ltd., Class A (Information Technology)*	814
162	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A (Health Care)	259
597	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	5,600
400	Shenzhen Kaifa Technology Co. Ltd., Class A (Information Technology)	982
153	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)*	586

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
81	Shenzhen Kedali Industry Co. Ltd., Class A (Consumer Discretionary)	$1,295
100	Shenzhen Kstar Science And Technology Co. Ltd., Class A (Industrials)	416
292	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	10,832
200	Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A (Health Care)	1,670
2,192	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Real Estate)*	1,310
300	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A (Health Care)	1,140
81	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	986
300	Shenzhen SED Industry Co. Ltd., Class A (Information Technology)	1,132
162	Shenzhen Transsion Holdings Co. Ltd., Class A (Information Technology)	3,268
2,991	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	30,704
405	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	1,295
400	Shuangliang Eco-Energy Systems Co. Ltd., Class A (Industrials)	559
725	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	1,490
216	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	804
1,475	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	1,806
81	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	736
243	Sichuan Yahua Industrial Group Co. Ltd., Class A (Materials)	523
200	Sieyuan Electric Co. Ltd., Class A (Industrials)	1,406
800	Sinolink Securities Co. Ltd., Class A (Financials)	1,032
600	Sinoma International Engineering Co., Class A (Industrials)	969
324	Sinoma Science & Technology Co. Ltd., Class A (Materials)	977
213	Sinomine Resource Group Co. Ltd., Class A (Materials)	1,089
1,559	Sinopec Oilfield Service Corp., Class A (Energy)*	443
1,378	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)*	574
12,838	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)*	1,801
5,245	Sinopharm Group Co. Ltd., Class H (Health Care)	15,216
919	Sinotrans Ltd., Class A (Industrials)	720
7,530	Sinotrans Ltd., Class H (Industrials)	3,054

Common Stocks – (continued)
China – (continued)
2,618	Sinotruk Hong Kong Ltd. (Industrials)	4,854
113	Skshu Paint Co. Ltd., Class A (Materials)*	1,170
6,729	Smoore International Holdings Ltd. (Consumer Staples)(a)	6,805
649	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	1,106
1,109	SooChow Securities Co. Ltd., Class A (Financials)	1,248
200	Spring Airlines Co. Ltd., Class A (Industrials)*	1,610
81	StarPower Semiconductor Ltd., Class A (Information Technology)	2,204
900	State Grid Yingda Co. Ltd., Class A (Industrials)	626
343	Sungrow Power Supply Co. Ltd., Class A (Industrials)	4,701
2,620	Sunny Optical Technology Group Co. Ltd. (Information Technology)	21,416
150	Sunresin New Materials Co. Ltd., Class A (Materials)	1,254
329	Sunwoda Electronic Co. Ltd., Class A (Industrials)	716
324	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	837
29	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	608
1,669	TAL Education Group ADR (Consumer Discretionary)*	11,766
368	Tangshan Jidong Cement Co. Ltd., Class A (Materials)	383
1,163	TBEA Co. Ltd., Class A (Industrials)	2,349
3,628	TCL Technology Group Corp., Class A (Information Technology)*	2,044
956	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	3,369
23,592	Tencent Holdings Ltd. (Communication Services)	977,766
2,493	Tencent Music Entertainment Group ADR (Communication Services)*	17,002
81	Thunder Software Technology Co. Ltd., Class A (Information Technology)	891
555	Tianma Microelectronics Co. Ltd., Class A (Information Technology)*	656
324	Tianqi Lithium Corp., Class A (Materials)	2,563
532	Tianqi Lithium Corp., Class H (Materials)	2,917
1,135	Tianshan Aluminum Group Co. Ltd., Class A (Materials)	986
700	Tianshui Huatian Technology Co. Ltd., Class A (Information Technology)	864
7,281	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	10,696
247	Toly Bread Co. Ltd., Class A (Consumer Staples)	296
4,630	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)*	10,380

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
300	TongFu Microelectronics Co. Ltd., Class A (Information Technology)	$840
568	Tongkun Group Co. Ltd., Class A (Materials)*	1,158
2,676	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	1,180
1,061	Tongwei Co. Ltd., Class A (Information Technology)	4,676
53	Topchoice Medical Corp., Class A (Health Care)*	680
10,555	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	8,587
3,646	TravelSky Technology Ltd., Class H (Consumer Discretionary)	6,537
514	Trina Solar Co. Ltd., Class A (Information Technology)	2,400
2,145	Trip.com Group Ltd. ADR (Consumer Discretionary)*	84,320
800	Tsinghua Tongfang Co. Ltd., Class A (Information Technology)*	788
158	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	1,978
2,339	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	19,492
183	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)*	2,331
4,713	Uni-President China Holdings Ltd. (Consumer Staples)	3,486
649	Unisplendour Corp. Ltd., Class A (Information Technology)*	2,401
243	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	492
200	Venustech Group, Inc., Class A (Information Technology)	802
1,589	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	25,090
368	Walvax Biotechnology Co. Ltd., Class A (Health Care)	1,197
500	Wanda Film Holding Co. Ltd., Class A (Communication Services)*	924
300	Wangfujing Group Co. Ltd., Class A (Consumer Discretionary)	852
765	Wanhua Chemical Group Co. Ltd., Class A (Materials)	9,853
16,993	Want Want China Holdings Ltd. (Consumer Staples)	11,247
270	Weibo Corp. ADR (Communication Services)	3,483
1,712	Weichai Power Co. Ltd., Class A (Industrials)	2,776
7,676	Weichai Power Co. Ltd., Class H (Industrials)	9,965
259	Weihai Guangwei Composites Co. Ltd., Class A (Materials)	995
1,522	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)	3,484

Common Stocks – (continued)
China – (continued)
568	Western Mining Co. Ltd., Class A (Materials)	997
1,086	Western Securities Co. Ltd., Class A (Financials)	1,007
226	Western Superconducting Technologies Co. Ltd., Class A (Materials)	1,473
242	Will Semiconductor Co. Ltd. Shanghai, Class A (Information Technology)	3,060
264	Wingtech Technology Co. Ltd., Class A (Information Technology)*	1,675
140	Winner Medical Co. Ltd., Class A (Health Care)	814
500	Winning Health Technology Group Co. Ltd., Class A (Health Care)	495
5,100	Wintime Energy Group Co. Ltd., Class A (Utilities)*	1,023
977	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)	1,035
927	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	19,857
486	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	1,411
638	WuXi AppTec Co. Ltd., Class A (Health Care)	7,144
1,374	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	15,051
13,930	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	78,428
405	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Industrials)	1,642
2,353	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	1,956
649	Xiamen C & D, Inc., Class A (Industrials)	968
81	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	1,265
324	Xiamen Tungsten Co. Ltd., Class A (Materials)	772
500	Xiangcai Co. Ltd., Class A (Real Estate)	585
300	Xiangtan Electric Manufacturing Co. Ltd., Class A (Industrials)*	704
60,918	Xiaomi Corp., Class B (Information Technology)*(a)	96,018
384	Xinjiang Daqo New Energy Co. Ltd., Class A (Information Technology)	2,193
900	Xinjiang Tianshan Cement Co. Ltd., Class A (Materials)	953
17,231	Xinyi Solar Holdings Ltd. (Information Technology)	14,393
4,291	XPeng, Inc., Class A (Consumer Discretionary)*	40,247
4,414	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	8,488
162	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A (Information Technology)	795

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
789	Yankuang Energy Group Co. Ltd., Class A (Energy)	$1,868
8,220	Yankuang Energy Group Co. Ltd., Class H (Energy)	12,914
162	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	636
234	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	1,190
247	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	1,207
424	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	2,077
649	Yintai Gold Co. Ltd., Class A (Materials)	1,288
2,100	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)*	929
105	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	719
752	Yonyou Network Technology Co. Ltd., Class A (Information Technology)	1,875
1,100	Youngor Group Co. Ltd., Class A (Real Estate)	1,050
649	YTO Express Group Co. Ltd., Class A (Industrials)	1,346
5,651	Yuexiu Property Co. Ltd. (Real Estate)	7,005
730	Yunda Holding Co. Ltd., Class A (Industrials)	988
730	Yunnan Aluminium Co. Ltd., Class A (Materials)	1,448
463	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	3,476
81	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	1,133
1,200	Yunnan Chihong Zinc&Germanium Co. Ltd., Class A (Materials)	866
239	Yunnan Energy New Material Co. Ltd., Class A (Materials)	2,180
405	Yunnan Tin Co. Ltd., Class A (Materials)	779
405	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	959
333	Zai Lab Ltd. ADR (Health Care)*	8,481
324	Zangge Mining Co. Ltd., Class A (Materials)	1,000
105	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	3,986
5,470	Zhaojin Mining Industry Co. Ltd., Class H (Materials)	7,729
1,054	Zhefu Holding Group Co. Ltd., Class A (Industrials)	572
1,265	Zhejiang Century Huatong Group Co. Ltd., Class A (Communication Services)*	942
1,200	Zhejiang China Commodities City Group Co. Ltd., Class A (Real Estate)	1,355
526	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	1,791
656	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	1,945

Common Stocks – (continued)
China – (continued)
81	Zhejiang Dingli Machinery Co. Ltd., Class A (Industrials)	591
4,488	Zhejiang Expressway Co. Ltd., Class H (Industrials)	3,354
324	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	748
342	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)	1,875
324	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	2,507
800	Zhejiang Jinke Tom Culture Industry Co. Ltd., Class A (Communication Services)*	599
162	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Health Care)	605
649	Zhejiang Juhua Co. Ltd., Class A (Materials)	1,461
2,583	Zhejiang Leapmotor Technologies Ltd. (Consumer Discretionary)*(a)	12,945
700	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	887
670	Zhejiang NHU Co. Ltd., Class A (Health Care)	1,499
811	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	3,309
234	Zhejiang Supcon Technology Co. Ltd., Class A (Information Technology)	1,622
81	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	530
316	Zhejiang Weiming Environment Protection Co. Ltd., Class A (Industrials)	777
405	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	1,125
162	Zhejiang Yongtai Technology Co. Ltd., Class A (Materials)	288
2,700	Zhejiang Zheneng Electric Power Co. Ltd., Class A (Utilities)*	1,636
991	Zheshang Securities Co. Ltd., Class A (Financials)	1,402
2,622	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)	7,791
162	Zhongji Innolight Co. Ltd., Class A (Information Technology)	2,551
1,100	Zhongjin Gold Corp. Ltd., Class A (Materials)	1,681
2,782	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	8,479
1,378	Zhongtai Securities Co. Ltd., Class A (Financials)	1,384
162	Zhuzhou CRRC Times Electric Co. Ltd., Class A (Industrials)	971
1,929	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Industrials)	6,728
649	Zhuzhou Kibing Group Co. Ltd., Class A (Industrials)	778
4,867	Zijin Mining Group Co. Ltd., Class A (Materials)	8,265

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
21,758	Zijin Mining Group Co. Ltd., Class H (Materials)	$34,239
1,885	ZJLD Group, Inc. (Consumer Staples)*(a)	2,103
1,839	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	1,632
6,229	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	2,979
973	ZTE Corp., Class A (Information Technology)	4,739
2,984	ZTE Corp., Class H (Information Technology)	9,608
1,579	ZTO Express Cayman, Inc. ADR (Industrials)	39,696

		7,413,505

Colombia – 0.1%
896	Bancolombia SA (Financials)	6,367
17,946	Ecopetrol SA (Energy)	10,328
1,691	Interconexion Electrica SA ESP (Utilities)	6,185

		22,880

Czech Republic – 0.1%
626	CEZ AS (Utilities)	26,640
295	Komercni banka AS (Financials)	9,226

		35,866

Egypt – 0.1%
1,130	Abou Kir Fertilizers & Chemical Industries (Materials)	1,929
8,871	Commercial International Bank Egypt SAE (Financials)	16,364
3,827	Eastern Co. SAE (Consumer Staples)	2,514
3,853	EFG Holding S.A.E. (Financials)*	1,988
1,917	ElSewedy Electric Co. (Industrials)	1,436
730	Ezz Steel Co. SAE (Materials)*	1,199
1,967	Telecom Egypt Co. (Communication Services)	1,674

		27,104

Greece – 0.5%
7,515	Alpha Services and Holdings SA (Financials)*	12,695
9,166	Eurobank Ergasias Services and Holdings SA (Financials)*	15,947
668	Hellenic Telecommunications Organization SA (Communication Services)	10,005
396	JUMBO SA (Consumer Discretionary)	12,258
224	Motor Oil Hellas Corinth Refineries SA (Energy)	5,713
399	Mytilineos SA (Industrials)	16,214
2,154	National Bank of Greece SA (Financials)*	14,668
728	OPAP SA (Consumer Discretionary)	12,310
2,530	Piraeus Financial Holdings SA (Financials)*	8,765
843	Public Power Corp. SA (Utilities)*	9,241

Common Stocks – (continued)
Greece – (continued)
266	Star Bulk Carriers Corp. (Industrials)	4,679
210	Terna Energy SA (Utilities)	3,784

		126,279

Hong Kong – 0.0%
497	Orient Overseas International Ltd. (Industrials)	6,667
229	Star CM Holdings Ltd. (Communication Services)*	723

		7,390

Hungary – 0.2%
1,676	MOL Hungarian Oil & Gas PLC (Energy)	12,685
874	OTP Bank Nyrt (Financials)	35,698
548	Richter Gedeon Nyrt (Health Care)	13,750

		62,133

India – 15.8%
751	Aarti Industries Ltd. (Materials)	4,461
198	ABB India Ltd. (Industrials)	10,479
262	ACC Ltd. (Materials)	6,348
1,126	Adani Energy Solutions Ltd. (Utilities)*	11,046
1,198	Adani Enterprises Ltd. (Industrials)	35,009
1,186	Adani Green Energy Ltd. (Utilities)*	13,304
2,748	Adani Ports & Special Economic Zone Ltd. (Industrials)	26,296
3,110	Adani Power Ltd. (Utilities)*	12,070
1,049	Adani Total Gas Ltd. (Utilities)	8,056
628	Adani Wilmar Ltd. (Consumer Staples)*	2,727
1,748	Aditya Birla Capital Ltd. (Financials)*	3,825
121	Alkem Laboratories Ltd. (Health Care)	5,324
2,360	Ambuja Cements Ltd. (Materials)	12,212
384	Apollo Hospitals Enterprise Ltd. (Health Care)	22,330
5,443	Ashok Leyland Ltd. (Industrials)	12,088
1,564	Asian Paints Ltd. (Materials)	61,514
452	Astral Ltd. (Industrials)	10,669
1,734	AU Small Finance Bank Ltd. (Financials)(a)	15,155
1,070	Aurobindo Pharma Ltd. (Health Care)	10,728
547	Avenue Supermarts Ltd. (Consumer Staples)*(a)	24,582
8,754	Axis Bank Ltd. (Financials)	102,940
258	Bajaj Auto Ltd. (Consumer Discretionary)	14,379
1,021	Bajaj Finance Ltd. (Financials)	88,341
1,468	Bajaj Finserv Ltd. (Financials)	26,402
105	Bajaj Holdings & Investment Ltd. (Financials)	9,433
306	Balkrishna Industries Ltd. (Consumer Discretionary)	8,587
2,882	Bandhan Bank Ltd. (Financials)(a)	7,993
4,086	Bank of Baroda (Financials)	9,237
773	Berger Paints India Ltd. (Materials)	6,710
13,732	Bharat Electronics Ltd. (Industrials)	22,094
979	Bharat Forge Ltd. (Consumer Discretionary)	12,658

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
3,647	Bharat Petroleum Corp. Ltd. (Energy)	$15,002
9,158	Bharti Airtel Ltd. (Communication Services)	94,737
1,697	Biocon Ltd. (Health Care)	5,316
33	Bosch Ltd. (Consumer Discretionary)	7,404
452	Britannia Industries Ltd. (Consumer Staples)	24,393
1,442	Canara Bank (Financials)	5,581
2,363	CG Power & Industrial Solutions Ltd. (Industrials)	12,255
1,510	Cholamandalam Investment and Finance Co. Ltd. (Financials)	20,462
2,037	Cipla Ltd. (Health Care)	30,944
7,916	Coal India Ltd. (Energy)	21,997
505	Colgate-Palmolive India Ltd. (Consumer Staples)	11,847
1,020	Container Corp. Of India Ltd. (Industrials)	8,285
515	Cummins India Ltd. (Industrials)	10,624
2,244	Dabur India Ltd. (Consumer Staples)	14,992
305	Dalmia Bharat Ltd. (Materials)	7,682
281	Deepak Nitrite Ltd. (Materials)	7,535
1,155	Delhivery Ltd. (Industrials)*	6,104
480	Divi’s Laboratories Ltd. (Health Care)	20,827
2,447	DLF Ltd. (Real Estate)	14,900
461	Dr. Reddy’s Laboratories Ltd. (Health Care)	31,228
527	Eicher Motors Ltd. (Consumer Discretionary)	21,240
2,309	Embassy Office Parks REIT (Real Estate)	8,512
3,883	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	6,264
10,228	GAIL India Ltd. (Utilities)	14,208
234	Gland Pharma Ltd. (Health Care)*(a)	4,922
1,450	Godrej Consumer Products Ltd. (Consumer Staples)*	17,605
437	Godrej Properties Ltd. (Real Estate)*	8,688
1,179	Grasim Industries Ltd. (Materials)	25,506
140	Gujarat Fluorochemicals Ltd. (Materials)	5,152
681	Gujarat Gas Ltd. (Utilities)*	3,696
832	Havells India Ltd. (Industrials)	13,915
4,069	HCL Technologies Ltd. (Information Technology)	57,612
299	HDFC Asset Management Co. Ltd. (Financials)(a)	9,117
3,699	HDFC Life Insurance Co. Ltd. (Financials)(a)	28,808
512	Hero MotoCorp Ltd. (Consumer Discretionary)	18,034
5,529	Hindalco Industries Ltd. (Materials)	30,712
315	Hindustan Aeronautics Ltd. (Industrials)	14,841
2,457	Hindustan Petroleum Corp. Ltd. (Energy)*	7,363
3,438	Hindustan Unilever Ltd. (Consumer Staples)	104,031
8	Honeywell Automation India Ltd. (Information Technology)	3,831
19,888	ICICI Bank Ltd. (Financials)	230,324

Common Stocks – (continued)
India – (continued)
897	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	14,234
1,457	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	9,924
2,185	IDBI Bank Ltd. (Financials)	1,578
10,784	IDFC First Bank Ltd. (Financials)*	12,160
3,335	Indian Hotels Co. Ltd. (Consumer Discretionary)	16,956
14,218	Indian Oil Corp. Ltd. (Energy)	15,302
1,140	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	9,254
1,327	Indraprastha Gas Ltd. (Utilities)	7,497
3,167	Indus Towers Ltd. (Communication Services)*	6,702
2,206	IndusInd Bank Ltd. (Financials)	36,724
264	Info Edge India Ltd. (Communication Services)	13,813
13,787	Infosys Ltd. (Information Technology)	239,056
425	InterGlobe Aviation Ltd. (Industrials)*(a)	12,501
11,457	ITC Ltd. (Consumer Staples)	60,851
1,444	Jindal Steel & Power Ltd. (Materials)	11,939
12,987	Jio Financial Services Ltd. (Financials)*	36,630
1,407	JSW Energy Ltd. (Utilities)	5,965
3,596	JSW Steel Ltd. (Materials)	33,866
1,481	Jubilant Foodworks Ltd. (Consumer Discretionary)	9,160
4,197	Kotak Mahindra Bank Ltd. (Financials)	89,163
96	L&T Technology Services Ltd. (Industrials)(a)	5,107
2,645	Larsen & Toubro Ltd. (Industrials)	86,351
878	Life Insurance Corp. of India (Financials)	6,844
78	Linde India Ltd. (Materials)	5,906
357	LTIMindtree Ltd. (Information Technology)(a)	22,396
911	Lupin Ltd. (Health Care)	12,081
874	Macrotech Developers Ltd. (Real Estate)*(a)	7,077
3,404	Mahindra & Mahindra Ltd. (Consumer Discretionary)	64,777
164	Mankind Pharma Ltd. (Health Care)*	3,572
1,979	Marico Ltd. (Consumer Staples)	13,627
506	Maruti Suzuki India Ltd. (Consumer Discretionary)	61,145
839	Max Financial Services Ltd. (Financials)*	9,463
2,843	Max Healthcare Institute Ltd. (Health Care)*	20,246
321	Mphasis Ltd. (Information Technology)	9,418
9	MRF Ltd. (Consumer Discretionary)	11,816
421	Muthoot Finance Ltd. (Financials)	6,409
138	Nestle India Ltd. (Consumer Staples)	36,650
10,455	NHPC Ltd. (Utilities)	6,340
4,357	NMDC Ltd. (Materials)	6,476
18,173	NTPC Ltd. (Utilities)	48,360
467	Oberoi Realty Ltd. (Real Estate)	6,323
14,687	Oil & Natural Gas Corp. Ltd. (Energy)	30,896

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
763	One 97 Communications Ltd. (Financials)*	$7,870
89	Oracle Financial Services Software Ltd. (Information Technology)	4,418
20	Page Industries Ltd. (Consumer Discretionary)	9,700
275	Patanjali Foods Ltd. (Consumer Staples)	4,076
896	PB Fintech Ltd. (Financials)*	8,384
188	Persistent Systems Ltd. (Information Technology)	12,196
2,752	Petronet LNG Ltd. (Energy)	7,157
306	PI Industries Ltd. (Materials)	13,411
578	Pidilite Industries Ltd. (Materials)	17,559
167	Polycab India Ltd. (Industrials)	10,334
4,406	Power Finance Corp. Ltd. (Financials)	13,848
13,038	Power Grid Corp. of India Ltd. (Utilities)	38,514
8,055	Punjab National Bank (Financials)	6,130
4,730	REC Ltd. (Financials)	13,635
13,154	Reliance Industries Ltd. (Energy)	382,451
7,776	Samvardhana Motherson International Ltd. (Consumer Discretionary)	8,998
1,111	SBI Cards & Payment Services Ltd. (Financials)	10,958
1,691	SBI Life Insurance Co. Ltd. (Financials)(a)	26,402
159	Schaeffler India Ltd. (Industrials)	5,862
38	Shree Cement Ltd. (Materials)	10,925
906	Shriram Finance Ltd. (Financials)	21,103
338	Siemens Ltd. (Industrials)	16,013
96	Solar Industries India Ltd. (Materials)	5,611
1,044	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(a)	7,511
561	SRF Ltd. (Materials)	15,969
6,856	State Bank of India (Financials)	46,489
5,483	Steel Authority of India Ltd. (Materials)	6,007
4,140	Sun Pharmaceutical Industries Ltd. (Health Care)	55,589
431	Tata Communications Ltd. (Communication Services)	9,314
3,892	Tata Consultancy Services Ltd. (Information Technology)	157,812
2,299	Tata Consumer Products Ltd. (Consumer Staples)	23,170
139	Tata Elxsi Ltd. (Information Technology)	12,168
6,629	Tata Motors Ltd. (Consumer Discretionary)	48,124
1,763	Tata Motors Ltd., Class A (Consumer Discretionary)	8,508
6,436	Tata Power Co. Ltd. (The) (Utilities)	19,055
31,008	Tata Steel Ltd. (Materials)	46,033
2,356	Tech Mahindra Ltd. (Information Technology)	34,206
1,419	Titan Co. Ltd. (Consumer Discretionary)	53,212
356	Torrent Pharmaceuticals Ltd. (Health Care)	7,923
696	Trent Ltd. (Consumer Discretionary)	17,223

Common Stocks – (continued)
India – (continued)
387	Tube Investments of India Ltd. (Consumer Discretionary)	13,559
881	TVS Motor Co. Ltd. (Consumer Discretionary)	15,110
442	UltraTech Cement Ltd. (Materials)	44,301
4,278	Union Bank of India Ltd. (Financials)	4,439
281	United Breweries Ltd. (Consumer Staples)	5,148
1,128	United Spirits Ltd. (Consumer Staples)*	13,728
1,972	UPL Ltd. (Materials)	14,081
1,762	Varun Beverages Ltd. (Consumer Staples)	19,145
144	Vedant Fashions Ltd. (Consumer Discretionary)	2,192
4,242	Vedanta Ltd. (Materials)	11,903
875	Voltas Ltd. (Industrials)	9,194
5,592	Wipro Ltd. (Information Technology)	27,586
161	WNS Holdings Ltd. ADR (Industrials)*	10,521
48,123	Yes Bank Ltd. (Financials)*	9,766
14,362	Zomato Ltd. (Consumer Discretionary)*	16,932
959	Zydus Lifesciences Ltd. (Health Care)	7,250

		4,196,771

Indonesia – 2.0%
41,741	Adaro Energy Indonesia Tbk PT (Energy)	7,318
25,377	Adaro Minerals Indonesia Tbk PT (Materials)*	2,266
32,944	Aneka Tambang Tbk (Materials)	4,305
76,571	Astra International Tbk PT (Industrials)	32,428
201,031	Bank Central Asia Tbk PT (Financials)	121,107
14,481	Bank Jago Tbk PT (Financials)*	2,215
138,980	Bank Mandiri Persero Tbk PT (Financials)	54,981
29,235	Bank Negara Indonesia Persero Tbk PT (Financials)	17,612
269,920	Bank Rakyat Indonesia Persero Tbk PT (Financials)	98,362
101,810	Barito Pacific Tbk PT (Materials)	7,153
26,052	Chandra Asri Petrochemical Tbk PT (Materials)	3,729
28,602	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)*	9,719
85,786	Dayamitra Telekomunikasi PT (Communication Services)	4,224
58,239	Elang Mahkota Teknologi Tbk PT (Communication Services)	2,180
2,859,889	GoTo Gojek Tokopedia Tbk PT (Consumer Discretionary)*	18,027
1,807	Gudang Garam Tbk PT (Consumer Staples)	2,853
10,031	Indah Kiat Pulp & Paper Tbk PT (Materials)	5,994
6,178	Indocement Tunggal Prakarsa Tbk PT (Materials)	4,340

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)
8,968	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	$6,595
17,315	Indofood Sukses Makmur Tbk PT (Consumer Staples)	8,072
5,160	Indosat Tbk PT (Communication Services)	3,252
71,991	Kalbe Farma Tbk PT (Health Care)	8,579
136,558	Merdeka Battery Materials Tbk PT (Materials)*	7,263
46,993	Merdeka Copper Gold Tbk PT (Materials)*	10,429
75,987	Sarana Menara Nusantara Tbk PT (Communication Services)	5,139
12,654	Semen Indonesia Persero Tbk PT (Materials)	5,650
74,431	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	14,173
182,293	Telkom Indonesia Persero Tbk PT (Communication Services)	44,646
18,454	Tower Bersama Infrastructure Tbk PT (Communication Services)	2,545
22,454	Unilever Indonesia Tbk PT (Consumer Staples)	5,411
5,357	United Tractors Tbk PT (Energy)	9,145
7,988	Vale Indonesia Tbk PT (Materials)	3,094

		532,806

Kuwait – 0.9%
5,765	Agility Public Warehousing Co. KSC (Industrials)*	10,754
4,915	Boubyan Bank KSCP (Financials)	9,726
7,941	Gulf Bank KSCP (Financials)	6,492
39,668	Kuwait Finance House KSCP (Financials)	95,873
2,476	Mabanee Co KPSC (Real Estate)	6,715
7,956	Mobile Telecommunications Co. KSCP (Communication Services)	13,163
28,669	National Bank of Kuwait SAKP (Financials)	85,565

		228,288

Luxembourg – 0.0%
513	Reinet Investments SCA (Financials)	10,956

Mexico – 2.9%
19,031	Alfa SAB de CV, Class A (Industrials)	12,743
123,700	America Movil SAB de CV, Series B (Communication Services)	117,955
1,769	Arca Continental SAB de CV (Consumer Staples)	17,446
6,941	Becle SAB de CV (Consumer Staples)	18,986
58,066	Cemex SAB de CV, Series CPO (Materials)*	46,400
1,979	Coca-Cola Femsa SAB de CV (Consumer Staples)	16,986
19,031	Controladora Axtel SAB de CV (Communication Services)*	202

Common Stocks – (continued)
Mexico – (continued)
812	El Puerto de Liverpool SAB de CV, Class C1 (Consumer Discretionary)	5,119
11,220	Fibra Uno Administracion SA de CV REIT (Real Estate)	16,558
8,301	Fomento Economico Mexicano SAB de CV (Consumer Staples)	94,108
716	Gruma SAB de CV, Class B (Consumer Staples)	12,108
1,455	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	27,079
690	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	19,045
5,228	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	26,053
1,878	Grupo Carso SAB de CV, Series A1 (Industrials)	15,164
1,775	Grupo Comercial Chedraui SA de CV (Consumer Staples)	10,067
199	Grupo Elektra SAB DE CV (Financials)	13,871
11,076	Grupo Financiero Banorte SAB de CV, Class O (Financials)	95,034
7,427	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	16,251
11,848	Grupo Mexico SAB de CV, Series B (Materials)	57,164
9,708	Grupo Televisa SAB, Series CPO (Communication Services)	8,727
712	Industrias Penoles SAB de CV (Materials)*	10,201
6,149	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	14,014
4,834	Operadora De Sites Mexicanos SAB de CV, Class A-1 (Communication Services)	4,572
3,699	Orbia Advance Corp. SAB de CV (Materials)	8,340
19,136	Wal-Mart de Mexico SAB de CV (Consumer Staples)	76,366

		760,559

Philippines – 0.7%
8,018	Aboitiz Equity Ventures, Inc. (Industrials)	6,656
28,344	ACEN Corp. (Utilities)	2,508
977	Ayala Corp. (Industrials)	10,629
23,526	Ayala Land, Inc. (Real Estate)	11,281
7,598	Bank of the Philippine Islands (Financials)	14,761
8,232	BDO Unibank, Inc. (Financials)	20,253
12,567	Emperador, Inc. (Consumer Staples)	4,639
144	Globe Telecom, Inc. (Communication Services)	4,583
3,242	International Container Terminal Services, Inc. (Industrials)	11,864
11,712	JG Summit Holdings, Inc. (Industrials)	7,560
1,757	Jollibee Foods Corp. (Consumer Discretionary)	7,354
1,117	Manila Electric Co. (Utilities)	6,779
7,105	Metropolitan Bank & Trust Co. (Financials)	6,927

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Philippines – (continued)
28,545	Monde Nissin Corp. (Consumer Staples)(a)	$3,630
344	PLDT, Inc. (Communication Services)	6,987
1,884	SM Investments Corp. (Industrials)	27,718
43,811	SM Prime Holdings, Inc. (Real Estate)	22,594
3,487	Universal Robina Corp. (Consumer Staples)	6,879

		183,602

Qatar – 0.9%
12,773	Commercial Bank PSQC (The) (Financials)	19,931
6,703	Dukhan Bank (Financials)	7,697
7,534	Industries Qatar QSC (Industrials)	25,582
26,186	Masraf Al Rayan QSC (Financials)	15,971
17,034	Mesaieed Petrochemical Holding Co. (Materials)	8,611
2,651	Ooredoo QPSC (Communication Services)	7,866
1,845	Qatar Electricity & Water Co. QSC (Utilities)	9,078
2,221	Qatar Fuel QSC (Energy)	9,763
13,396	Qatar Gas Transport Co. Ltd. (Energy)	13,643
4,212	Qatar International Islamic Bank QSC (Financials)	11,445
6,222	Qatar Islamic Bank (Financials)	33,024
17,053	Qatar National Bank QPSC (Financials)	73,084

		235,695

Russia – 0.0%(c)
12,708	Alrosa PJSC (Materials)*	—
801	Gazprom Neft PJSC (Energy)	—
49,291	Gazprom PJSC (Energy)	—
1,413	LUKOIL PJSC (Energy)	—
263	MMC Norilsk Nickel PJSC (Materials)*	—
4,560	Mobile TeleSystems PJSC (Communication Services)	—
3,099	Novatek PJSC (Energy)	—
5,287	Novolipetsk Steel PJSC (Materials)*	—
780	PIK Group PJSC (Consumer Discretionary)*	—
1,389	Polymetal International PLC (Materials)*	—
128	Polyus PJSC (Materials)*	—
5,078	Rosneft Oil Co. PJSC (Energy)	—
44,370	Sberbank of Russia PJSC (Financials)	—
969	Severstal PAO (Materials)*	—
146,300	Surgutneftegas PJSC (Energy)	—
6,047	Tatneft PJSC (Energy)	—
6,503	United Co RUSAL International PJSC (Materials)	—
1,289	Yandex NV, Class A (Communication Services)*	—

		—

Common Stocks – (continued)
Saudi Arabia – 4.0%
505	ACWA Power Co. (Utilities)	25,986
504	Advanced Petrochemical Co. (Materials)	5,718
7,534	Al Rajhi Bank (Financials)	145,029
3,717	Alinma Bank (Financials)	36,569
933	Almarai Co. JSC (Consumer Staples)	15,771
2,524	Arab National Bank (Financials)	17,362
95	Arabian Internet & Co.mmunications Services Co. (Information Technology)	8,941
1,922	Bank AlBilad (Financials)	21,984
2,269	Banque Saudi Fransi (Financials)	23,200
281	Bupa Arabia for Cooperative Insurance Co. (Financials)	15,104
325	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	21,056
100	Elm Co. (Information Technology)	22,663
1,480	Etihad Etisalat Co. (Communication Services)	17,816
2,300	Jarir Marketing Co. (Consumer Discretionary)	9,051
374	Mouwasat Medical Services Co. (Health Care)	10,989
148	Nahdi Medical Co. (Consumer Staples)	5,990
1,655	Rabigh Refining & Petrochemical Co. (Energy)*	4,554
5,646	Riyad Bank (Financials)	45,838
885	SABIC Agri-Nutrients Co. (Materials)	32,468
1,409	Sahara International Petrochemical Co. (Materials)	13,693
4,653	Saudi Arabian Mining Co. (Materials)*	50,244
16,825	Saudi Arabian Oil Co. (Energy)(a)	156,558
190	Saudi Aramco Base Oil Co. (Materials)	7,416
3,797	Saudi Awwal Bank (Financials)	36,293
3,457	Saudi Basic Industries Corp. (Materials)	81,479
3,070	Saudi Electricity Co. (Utilities)	16,943
1,481	Saudi Industrial Investment Group (Materials)	10,188
2,883	Saudi Kayan Petrochemical Co. (Materials)*	9,362
11,288	Saudi National Bank (The) (Financials)	107,594
6,913	Saudi Telecom Co. (Communication Services)	73,357
1,026	Savola Group (The) (Consumer Staples)	10,368
1,059	Yanbu National Petrochemical Co. (Materials)	11,943

		1,071,527

South Africa – 2.8%
2,910	Absa Group Ltd. (Financials)	28,015
404	African Rainbow Minerals Ltd. (Materials)	3,819
211	Anglo American Platinum Ltd. (Materials)(b)	7,367
1,422	Aspen Pharmacare Holdings Ltd. (Health Care)	12,932
1,283	Bid Corp. Ltd. (Consumer Staples)	28,786

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
1,309	Bidvest Group Ltd. (The) (Industrials)	$19,699
370	Capitec Bank Holdings Ltd. (Financials)	30,966
929	Clicks Group Ltd. (Consumer Staples)	13,419
2,017	Discovery Ltd. (Financials)*	15,630
914	Exxaro Resources Ltd. (Energy)	8,101
19,220	FirstRand Ltd. (Financials)	74,505
3,379	Gold Fields Ltd. (Materials)	43,341
3,312	Impala Platinum Holdings Ltd. (Materials)	17,047
803	Investec Ltd. (Financials)	4,701
215	Kumba Iron Ore Ltd. (Materials)	4,716
6,459	MTN Group Ltd. (Communication Services)	41,043
1,208	MultiChoice Group (Communication Services)	4,994
810	Naspers Ltd., Class N (Consumer Discretionary)	137,616
1,701	Nedbank Group Ltd. (Financials)(b)	19,387
1,262	Northam Platinum Holdings Ltd. (Materials)*	8,298
18,719	Old Mutual Ltd. (Financials)	12,545
3,204	OUTsurance Group Ltd. (Financials)	6,768
6,072	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	5,227
1,923	Remgro Ltd. (Financials)	16,051
6,316	Sanlam Ltd. (Financials)	22,732
2,204	Sasol Ltd. (Materials)	28,431
1,798	Shoprite Holdings Ltd. (Consumer Staples)	25,052
10,743	Sibanye Stillwater Ltd. (Materials)	16,306
5,188	Standard Bank Group Ltd. (Financials)	52,938
2,246	Vodacom Group Ltd. (Communication Services)	12,794
3,440	Woolworths Holdings Ltd. (Consumer Discretionary)	13,477

		736,703

South Korea – 12.1%
139	Alteogen, Inc. (Health Care)*	4,759
110	Amorepacific Corp. (Consumer Staples)	11,144
97	AMOREPACIFIC Group (Consumer Staples)	2,469
29	BGF retail Co. Ltd. (Consumer Staples)	3,432
1,089	BNK Financial Group, Inc. (Financials)	5,619
373	Celltrion Healthcare Co. Ltd. (Health Care)	18,258
72	Celltrion Pharm, Inc. (Health Care)*	3,742
419	Celltrion, Inc. (Health Care)	45,617
262	Cheil Worldwide, Inc. (Communication Services)	3,737
17	Chunbo Co. Ltd. (Materials)	1,937
30	CJ CheilJedang Corp. (Consumer Staples)	6,786
51	CJ Corp. (Industrials)	2,713
37	CJ ENM Co. Ltd. (Communication Services)*	1,629
29	CJ Logistics Corp. (Industrials)	1,731
82	CosmoAM&T Co. Ltd. (Information Technology)*	9,784

Common Stocks – (continued)
South Korea – (continued)
205	Coway Co. Ltd. (Consumer Discretionary)	6,700
89	CS Wind Corp. (Industrials)	4,276
734	Daewoo Engineering & Construction Co. Ltd. (Industrials)*	2,554
136	DB HiTek Co. Ltd. (Information Technology)	5,505
166	DB Insurance Co. Ltd. (Financials)	10,261
98	DL E&C Co. Ltd. (Industrials)	2,298
121	Dongsuh Cos., Inc. (Consumer Staples)	1,640
186	Doosan Bobcat, Inc. (Industrials)	7,571
24	Doosan Co. Ltd. (Industrials)	2,135
1,618	Doosan Enerbility Co. Ltd. (Industrials)*	22,304
161	Doosan Fuel Cell Co. Ltd. (Industrials)*	3,015
176	Ecopro BM Co. Ltd. (Industrials)	43,209
74	Ecopro Co. Ltd. (Materials)	70,375
67	E-MART, Inc. (Consumer Staples)	3,741
60	F&F Co. Ltd. (Consumer Discretionary)	4,676
156	Fila Holdings Corp. (Consumer Discretionary)	4,473
19	Green Cross Corp. (Health Care)	1,663
223	GS Engineering & Construction Corp. (Industrials)	2,451
169	GS Holdings Corp. (Industrials)	4,801
159	GS Retail Co. Ltd. (Consumer Staples)	2,845
1,108	Hana Financial Group, Inc. (Financials)	33,154
89	Hanjin Kal Corp. (Industrials)	2,993
257	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	7,535
24	Hanmi Pharm Co. Ltd. (Health Care)	5,347
74	Hanmi Science Co. Ltd. (Health Care)	2,016
607	Hanon Systems (Consumer Discretionary)	4,184
35	Hansol Chemical Co. Ltd. (Materials)	4,277
27	Hanssem Co. Ltd. (Consumer Discretionary)	1,209
126	Hanwha Aerospace Co. Ltd. (Industrials)	10,886
128	Hanwha Corp. (Industrials)	2,421
1,045	Hanwha Life Insurance Co. Ltd. (Financials)*	1,988
569	Hanwha Ocean Co. Ltd. (Industrials)*	16,509
208	Hanwha Systems Co. Ltd. (Industrials)	2,113
156	HD Hyundai Co. Ltd. (Energy)	6,975
73	HD Hyundai Heavy Industries Co. Ltd. (Industrials)*	7,224
468	HD Hyundai Infracore Co. Ltd. (Industrials)	3,728
171	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	16,004
100	Hite Jinro Co. Ltd. (Consumer Staples)	1,469
121	HL Mando Co. Ltd. (Consumer Discretionary)	3,836
437	HLB, Inc. (Health Care)*	9,538
956	HMM Co. Ltd. (Industrials)	12,050
109	Hotel Shilla Co. Ltd. (Consumer Discretionary)	7,274
29	Hugel, Inc. (Health Care)*	2,466
69	HYBE Co. Ltd. (Communication Services)*	13,181

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
8	Hyosung Advanced Materials Corp. (Materials)	$2,736
9	Hyosung TNC Corp. (Materials)	2,254
25	Hyundai Autoever Corp. (Information Technology)	3,323
49	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	2,573
95	Hyundai Elevator Co. Ltd. (Industrials)	3,234
275	Hyundai Engineering & Construction Co. Ltd. (Industrials)	7,386
71	Hyundai Glovis Co. Ltd. (Industrials)	9,266
223	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	5,104
86	Hyundai Mipo Dockyard Co. Ltd. (Industrials)*	5,921
239	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	41,770
520	Hyundai Motor Co. (Consumer Discretionary)	74,395
262	Hyundai Rotem Co. Ltd. (Industrials)*	6,095
315	Hyundai Steel Co. (Materials)	8,627
948	Industrial Bank of Korea (Financials)	7,717
1,160	Kakao Corp. (Communication Services)	42,214
139	Kakao Games Corp. (Communication Services)*	2,992
821	KakaoBank Corp. (Financials)	16,367
84	Kakaopay Corp. (Financials)*	2,876
455	Kangwon Land, Inc. (Consumer Discretionary)	5,339
1,435	KB Financial Group, Inc. (Financials)	58,735
15	KCC Corp. (Materials)	2,480
49	KEPCO Engineering & Construction Co., Inc. (Industrials)	2,454
66	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)	1,675
956	Kia Corp. (Consumer Discretionary)	58,007
49	KIWOOM Securities Co. Ltd. (Financials)	3,830
266	Korea Aerospace Industries Ltd. (Industrials)	10,183
986	Korea Electric Power Corp. (Utilities)*	13,293
109	Korea Gas Corp. (Utilities)*	2,070
152	Korea Investment Holdings Co. Ltd. (Financials)	5,980
36	Korea Zinc Co. Ltd. (Materials)	14,354
714	Korean Air Lines Co. Ltd. (Industrials)	12,316
110	Krafton, Inc. (Communication Services)*	12,900
485	KT Corp. (Communication Services)	12,109
431	KT&G Corp. (Consumer Staples)	28,337
111	Kum Yang Co. Ltd. (Materials)*	10,833
60	Kumho Petrochemical Co. Ltd. (Materials)	5,665
95	L&F Co. Ltd. (Information Technology)	15,453
36	LEENO Industrial, Inc. (Information Technology)	4,578
181	LG Chem Ltd. (Materials)	79,836
342	LG Corp. (Industrials)	21,243

Common Stocks – (continued)
South Korea – (continued)
843	LG Display Co. Ltd. (Information Technology)*	8,546
414	LG Electronics, Inc. (Consumer Discretionary)	30,852
133	LG Energy Solution Ltd. (Industrials)*	54,740
35	LG H&H Co. Ltd. (Consumer Staples)	12,300
53	LG Innotek Co. Ltd. (Information Technology)	10,827
851	LG Uplus Corp. (Communication Services)	6,728
74	Lotte Chemical Corp. (Materials)	7,648
118	Lotte Corp. (Industrials)	2,227
75	Lotte Energy Materials Corp. (Information Technology)	2,763
39	Lotte Shopping Co. Ltd. (Consumer Discretionary)	2,095
68	LS Corp. (Industrials)	5,510
401	Meritz Financial Group, Inc. (Financials)*	16,595
972	Mirae Asset Securities Co. Ltd. (Financials)	4,898
522	NAVER Corp. (Communication Services)	84,713
52	NCSoft Corp. (Communication Services)	9,894
82	Netmarble Corp. (Communication Services)*(a)	2,658
506	NH Investment & Securities Co. Ltd. (Financials)	3,943
12	NongShim Co. Ltd. (Consumer Staples)	4,163
21	OCI Co. Ltd. (Materials)*	2,027
46	OCI Holdings Co. Ltd. (Materials)	3,205
84	Orion Corp. (Consumer Staples)	7,741
809	Pan Ocean Co. Ltd. (Industrials)	2,730
113	Pearl Abyss Corp. (Communication Services)*	4,129
109	POSCO Future M Co. Ltd. (Industrials)	37,069
274	POSCO Holdings, Inc. (Materials)	120,027
194	Posco International Corp. (Industrials)	11,625
67	S-1 Corp. (Industrials)	2,829
68	Samsung Biologics Co. Ltd. (Health Care)*(a)	37,916
316	Samsung C&T Corp. (Industrials)	25,031
92	Samsung Card Co. Ltd. (Financials)	2,085
209	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	21,410
18,665	Samsung Electronics Co. Ltd. (Information Technology)	944,724
588	Samsung Engineering Co. Ltd. (Industrials)*	15,125
119	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	22,193
2,454	Samsung Heavy Industries Co. Ltd. (Industrials)*	16,357
291	Samsung Life Insurance Co. Ltd. (Financials)	14,883
197	Samsung SDI Co. Ltd. (Information Technology)	91,514

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
139	Samsung SDS Co. Ltd. (Information Technology)	$14,933
235	Samsung Securities Co. Ltd. (Financials)	6,641
139	SD Biosensor, Inc. (Health Care)	1,316
129	Seegene, Inc. (Health Care)	2,167
1,730	Shinhan Financial Group Co. Ltd. (Financials)	46,530
27	Shinsegae, Inc. (Consumer Discretionary)	4,147
106	SK Biopharmaceuticals Co. Ltd. (Health Care)*	6,873
90	SK Bioscience Co. Ltd. (Health Care)*	4,998
37	SK Chemicals Co. Ltd. (Materials)	1,761
2,065	SK Hynix, Inc. (Information Technology)	190,291
103	SK IE Technology Co. Ltd. (Materials)*(a)	7,037
203	SK Innovation Co. Ltd. (Energy)*	27,261
379	SK Networks Co. Ltd. (Industrials)	2,067
380	SK Square Co. Ltd. (Industrials)*	12,966
212	SK Telecom Co. Ltd. (Communication Services)	7,707
140	SK, Inc. (Industrials)	15,305
66	SKC Co. Ltd. (Materials)	4,569
156	S-Oil Corp. (Energy)	8,616
51	Solus Advanced Materials Co. Ltd. (Information Technology)	1,262
17	Soulbrain Co. Ltd. (Materials)	2,926
329	SSANGYONG C&E Co. Ltd. (Materials)	1,369
46	Studio Dragon Corp. (Communication Services)*	1,796
67	Wemade Co. Ltd. (Communication Services)	1,830
121	WONIK IPS Co. Ltd. (Information Technology)	2,824
2,375	Woori Financial Group, Inc. (Financials)	21,401
200	Yuhan Corp. (Health Care)	11,016

		3,198,076

Taiwan – 15.1%
1,915	Accton Technology Corp. (Information Technology)	28,743
11,345	Acer, Inc. (Information Technology)	13,038
1,632	Advantech Co. Ltd. (Information Technology)	17,629
266	Alchip Technologies Ltd. (Information Technology)	20,631
14,031	ASE Technology Holding Co. Ltd. (Information Technology)	51,989
9,743	Asia Cement Corp. (Materials)	12,207
101	ASMedia Technology, Inc. (Information Technology)	3,118
114	ASPEED Technology, Inc. (Information Technology)	9,665
2,661	Asustek Computer, Inc. (Information Technology)	33,632
22,185	AUO Corp. (Information Technology)*	12,400
2,507	Catcher Technology Co. Ltd. (Information Technology)	14,209

Common Stocks – (continued)
Taiwan – (continued)
39,856	Cathay Financial Holding Co. Ltd. (Financials)*	57,068
5,806	Chailease Holding Co. Ltd. (Financials)	32,360
22,306	Chang Hwa Commercial Bank Ltd. (Financials)	12,117
8,203	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	10,213
2,396	Chicony Electronics Co. Ltd. (Information Technology)	7,787
10,843	China Airlines Ltd. (Industrials)	7,695
61,057	China Development Financial Holding Corp. (Financials)*	22,719
46,761	China Steel Corp. (Materials)	38,911
1,547	Chroma ATE, Inc. (Information Technology)	13,601
14,601	Chunghwa Telecom Co. Ltd. (Communication Services)	53,184
15,111	Compal Electronics, Inc. (Information Technology)	15,136
69,840	CTBC Financial Holding Co. Ltd. (Financials)	52,303
7,380	Delta Electronics, Inc. (Information Technology)	80,181
3,418	E Ink Holdings, Inc. (Information Technology)	19,587
855	Eclat Textile Co. Ltd. (Consumer Discretionary)	13,665
238	eMemory Technology, Inc. (Information Technology)	13,564
53,698	E.Sun Financial Holding Co. Ltd. (Financials)	41,226
10,091	Eva Airways Corp. (Industrials)	9,981
3,930	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	13,143
11,829	Far Eastern New Century Corp. (Industrials)	10,456
6,307	Far EasTone Telecommunications Co. Ltd. (Communication Services)	13,982
1,852	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	9,770
41,554	First Financial Holding Co. Ltd. (Financials)	34,317
16,826	Formosa Chemicals & Fibre Corp. (Materials)	32,757
5,259	Formosa Petrochemical Corp. (Energy)	13,095
20,801	Formosa Plastics Corp. (Materials)	51,927
373	Formosa Sumco Technology Corp. (Information Technology)	1,687
2,956	Formosa Taffeta Co. Ltd. (Consumer Discretionary)	2,367
3,586	Foxconn Technology Co. Ltd. (Information Technology)	6,272
30,811	Fubon Financial Holding Co. Ltd. (Financials)	61,532
1,217	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	7,490

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
335	Global Unichip Corp. (Information Technology)	$15,358
784	Globalwafers Co. Ltd. (Information Technology)	11,300
6,081	Highwealth Construction Corp. (Real Estate)	8,211
1,060	Hiwin Technologies Corp. (Industrials)	6,823
45,859	Hon Hai Precision Industry Co. Ltd. (Information Technology)	153,360
1,213	Hotai Motor Co. Ltd. (Consumer Discretionary)	25,862
37,637	Hua Nan Financial Holdings Co. Ltd. (Financials)	24,227
32,704	Innolux Corp. (Information Technology)*	14,839
11,895	Inventec Corp. (Information Technology)	21,066
361	Largan Precision Co. Ltd. (Information Technology)	23,238
8,545	Lite-On Technology Corp. (Information Technology)	36,760
334	Lotes Co. Ltd. (Information Technology)	9,072
6,895	Macronix International Co. Ltd. (Information Technology)	7,296
5,778	MediaTek, Inc. (Information Technology)	127,910
41,414	Mega Financial Holding Co. Ltd. (Financials)	46,685
838	Merida Industry Co. Ltd. (Consumer Discretionary)	5,078
2,733	Micro-Star International Co. Ltd. (Information Technology)	13,688
291	momo.com, Inc. (Consumer Discretionary)	4,751
21,534	Nan Ya Plastics Corp. (Materials)	44,696
809	Nan Ya Printed Circuit Board Corp. (Information Technology)	6,135
4,412	Nanya Technology Corp. (Information Technology)	9,227
715	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	6,713
2,147	Novatek Microelectronics Corp. (Information Technology)	26,933
1,187	Oneness Biotech Co. Ltd. (Health Care)	7,399
7,346	Pegatron Corp. (Information Technology)	17,992
952	PharmaEssentia Corp. (Health Care)*	10,687
625	Phison Electronics Corp. (Information Technology)	8,311
1,007	Polaris Group (Health Care)*	2,732
8,908	Pou Chen Corp. (Consumer Discretionary)	8,000
11,225	Powerchip Semiconductor Manufacturing Corp. (Information Technology)	9,816
2,525	Powertech Technology, Inc. (Information Technology)	7,905
2,111	President Chain Store Corp. (Consumer Staples)	17,732
9,073	Quanta Computer, Inc. (Information Technology)	72,222
1,744	Realtek Semiconductor Corp. (Information Technology)	22,891

Common Stocks – (continued)
Taiwan – (continued)
7,004	Ruentex Development Co. Ltd. (Real Estate)*	8,104
2,589	Ruentex Industries Ltd. (Consumer Discretionary)*	5,065
17,234	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	23,053
50,789	Shin Kong Financial Holding Co. Ltd. (Financials)*	15,103
122	Silicon Motion Technology Corp. ADR (Information Technology)*	6,626
1,995	Sino-American Silicon Products, Inc. (Information Technology)	9,804
41,402	SinoPac Financial Holdings Co. Ltd. (Financials)	22,231
4,789	Synnex Technology International Corp. (Information Technology)	9,188
8,614	TA Chen Stainless Pipe (Materials)	9,819
43,722	Taishin Financial Holding Co. Ltd. (Financials)	24,438
23,412	Taiwan Business Bank (Financials)	9,814
24,131	Taiwan Cement Corp. (Materials)	26,483
38,746	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	31,937
2,818	Taiwan Fertilizer Co. Ltd. (Materials)	5,274
7,986	Taiwan High Speed Rail Corp. (Industrials)	7,460
6,540	Taiwan Mobile Co. Ltd. (Communication Services)	19,140
91,962	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	1,585,328
7,827	Tatung Co. Ltd. (Industrials)*	12,436
6,597	Teco Electric and Machinery Co. Ltd. (Industrials)	10,337
1,802	Tripod Technology Corp. (Information Technology)	10,694
4,944	Unimicron Technology Corp. (Information Technology)	28,798
18,181	Uni-President Enterprises Corp. (Consumer Staples)	40,362
44,324	United Microelectronics Corp. (Information Technology)	63,327
3,533	Vanguard International Semiconductor Corp. (Information Technology)	7,577
371	VisEra Technologies Co. Ltd. (Information Technology)	2,476
268	Voltronic Power Technology Corp. (Industrials)	12,202
9,659	Walsin Lihwa Corp. (Industrials)	11,525
1,448	Walsin Technology Corp. (Information Technology)	4,483
5,320	Wan Hai Lines Ltd. (Industrials)	7,567
1,327	Win Semiconductors Corp. (Information Technology)	5,667
10,762	Winbond Electronics Corp. (Information Technology)*	8,905
10,481	Wistron Corp. (Information Technology)	38,506

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
354	Wiwynn Corp. (Information Technology)	$17,341
5,901	WPG Holdings Ltd. (Information Technology)	10,173
1,474	Yageo Corp. (Information Technology)	22,448
6,825	Yang Ming Marine Transport Corp. (Industrials)	9,055
41,923	Yuanta Financial Holding Co. Ltd. (Financials)	32,120
1,354	Yulon Finance Corp. (Financials)	7,568
2,174	Yulon Motor Co. Ltd. (Consumer Discretionary)	5,693
2,415	Zhen Ding Technology Holding Ltd. (Information Technology)	7,333

		4,007,729

Thailand – 2.1%
4,088	Advanced Info Service PCL NVDR (Communication Services)	25,216
16,254	Airports of Thailand PCL NVDR (Industrials)*	33,652
31,837	Asset World Corp. PCL NVDR (Consumer Discretionary)	3,964
3,878	B Grimm Power PCL NVDR (Utilities)	3,765
3,883	Bangkok Bank PCL NVDR (Financials)	18,795
6,881	Bangkok Commercial Asset Management PCL NVDR (Financials)	2,338
23,366	Bangkok Dusit Medical Services PCL NVDR (Health Care)	18,684
31,469	Bangkok Expressway & Metro PCL NVDR (Industrials)	7,774
1,003	Bangkok Life Assurance PCL NVDR (Financials)	702
15,940	Banpu PCL NVDR (Energy)	3,915
3,869	Berli Jucker PCL NVDR (Consumer Staples)	3,729
30,615	BTS Group Holdings PCL NVDR (Industrials)	6,426
2,027	Bumrungrad Hospital PCL NVDR (Health Care)	14,992
1,416	Carabao Group PCL NVDR (Consumer Staples)	3,478
6,566	Central Pattana PCL NVDR (Real Estate)	12,891
2,285	Central Plaza Hotel PCL NVDR (Consumer Discretionary)*	3,116
12,615	Central Retail Corp. PCL NVDR (Consumer Discretionary)	14,860
14,777	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	8,735
3,251	Com7 PCL NVDR (Consumer Discretionary)	2,994
20,845	CP ALL PCL NVDR (Consumer Staples)	38,842
5,431	CP Axtra PCL NVDR (Consumer Staples)	5,622
1,485	Delta Electronics Thailand PCL NVDR (Information Technology)	4,601
852	Electricity Generating PCL NVDR (Utilities)	3,248

Common Stocks – (continued)
Thailand – (continued)
6,018	Energy Absolute PCL NVDR (Utilities)	10,870
2,551	Global Power Synergy PCL NVDR (Utilities)	3,843
18,025	Gulf Energy Development PCL NVDR (Utilities)	24,708
19,511	Home Product Center PCL NVDR (Consumer Discretionary)	7,633
6,563	Indorama Ventures PCL NVDR (Materials)	5,435
3,453	Intouch Holdings PCL NVDR (Communication Services)	7,174
40,336	IRPC PCL NVDR (Energy)	2,695
2,450	JMT Network Services PCL NVDR (Financials)	3,253
5,594	Kasikornbank PCL NVDR (Financials)	20,847
2,522	KCE Electronics PCL NVDR (Information Technology)	3,673
17,575	Krung Thai Bank PCL NVDR (Financials)	9,687
3,518	Krungthai Card PCL NVDR (Financials)	4,873
23,143	Land & Houses PCL NVDR (Real Estate)	5,486
12,103	Minor International PCL NVDR (Consumer Discretionary)	11,492
2,720	Muangthai Capital PCL NVDR (Financials)	3,165
5,018	Ngern Tid Lor PCL NVDR (Financials)	3,382
6,317	Osotspa PCL NVDR (Consumer Staples)	5,412
40,226	PSG Corp. PCL NVDR (Industrials)*	1,149
5,227	PTT Exploration & Production PCL NVDR (Energy)	23,659
7,486	PTT Global Chemical PCL NVDR (Materials)	7,963
10,919	PTT Oil & Retail Business PCL NVDR (Consumer Discretionary)	6,361
37,237	PTT PCL NVDR (Energy)	36,953
2,770	Ratch Group PCL NVDR (Utilities)	2,808
4,081	SCB X PCL NVDR (Financials)	13,752
4,442	SCG Packaging PCL NVDR (Materials)	5,201
1,578	Siam Cement PCL (The) NVDR (Materials)	14,105
6,315	Siam Global House PCL NVDR (Consumer Discretionary)	3,390
3,205	Srisawad Corp. PCL NVDR (Financials)	4,668
32,622	Thai Beverage PCL (Consumer Staples)	13,769
9,456	Thai Life Insurance PCL NVDR (Financials)	3,186
4,277	Thai Oil PCL NVDR (Energy)	6,290
10,271	Thai Union Group PCL NVDR (Consumer Staples)	4,194
1,402	Thonburi Healthcare Group PCL NVDR (Health Care)	2,622
1,889	Tisco Financial Group PCL NVDR (Financials)	5,556
151,950	TMBThanachart Bank PCL NVDR (Financials)	7,420

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
2,201	TOA Paint Thailand PCL NVDR (Materials)	$1,666
38,263	True Corp. PCL NVDR (Communication Services)	7,540
20,941	VGI PCL NVDR (Communication Services)	1,770

		549,989

Turkey – 1.2%
496	AG Anadolu Grubu Holding AS (Industrials)	3,855
2,500	Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS (Utilities)*	1,313
12,252	Akbank TAS (Financials)	13,227
501	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	1,508
750	Aksa Enerji Uretim AS (Utilities)	1,124
515	Alarko Holding AS (Industrials)	2,483
771	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	3,121
10	Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS, Class C (Industrials)	89
707	Arcelik AS (Consumer Discretionary)*	4,318
4,650	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	6,719
807	Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS (Industrials)	4,359
553	Aydem Yenilenebilir Enerji AS (Utilities)*	383
285	Aygaz AS (Utilities)	1,291
309	Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS (Utilities)	220
2,507	Bera Holding AS (Industrials)*	1,269
1,746	BIM Birlesik Magazalar AS (Consumer Staples)	16,518
102	Borusan Mannesmann Boru Sanayi ve Ticaret AS (Materials)*	2,908
26	Borusan Yatirim ve Pazarlama AS (Financials)	1,948
188	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS (Consumer Discretionary)	514
790	Can2 Termik AS (Utilities)*	554
10	Celebi Hava Servisi AS (Industrials)	326
210	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	1,687
274	Coca-Cola Icecek AS (Consumer Staples)	4,040
110	CW Enerji Muhendislik Ticaret VE Sanayi AS (Industrials)*	1,407
151	Deva Holding AS (Health Care)	508
3,708	Dogan Sirketler Grubu Holding AS (Consumer Discretionary)	1,970
175	Dogu Aras Enerji Yatirimlari AS (Utilities)	336
209	Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary)	2,238
71	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	575

Common Stocks – (continued)
Turkey – (continued)
4	EGE Endustri VE Ticaret AS (Consumer Discretionary)	1,079
576	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Consumer Staples)	1,085
7,605	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	2,451
933	Enerjisa Enerji AS (Utilities)(a)	1,794
6,122	Enka Insaat ve Sanayi AS (Industrials)	7,533
5,393	Eregli Demir ve Celik Fabrikalari TAS (Materials)*	8,703
230	Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS (Industrials)*	1,717
250	Ford Otomotiv Sanayi AS (Consumer Discretionary)	8,091
342	GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS (Health Care)	834
496	Girisim Elektrik Taahhut Ticaret Ve Sanayi AS (Industrials)*	1,727
202	Gubre Fabrikalari TAS (Materials)*	2,707
5,226	Haci Omer Sabanci Holding AS (Financials)	11,723
3,779	Hektas Ticaret TAS (Materials)*	3,638
71	Investco Holding AS (Financials)*	836
1,828	Is Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	1,306
2,185	Is Yatirim Menkul Degerler AS (Financials)	3,484
2,188	Izmir Demir Celik Sanayi AS (Materials)*	665
85	Jantsa Jant Sanayi Ve Ticaret AS (Industrials)	444
881	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)	790
159	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B (Materials)	135
2,945	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (Materials)	2,762
69	Kartonsan Karton Sanayi ve Ticaret AS (Materials)	218
882	Kiler Holding AS (Industrials)*	738
126	Kizilbuk Gayrimenkul Yatirim Ortakligi AS (Real Estate)*	106
4,182	KOC Holding AS (Industrials)	22,245
267	Kontrolmatik Enerji Ve Muhendislik AS (Industrials)	2,754
3	Konya Cimento Sanayii AS (Materials)*	660
252	Kordsa Teknik Tekstil AS (Consumer Discretionary)	774
3,797	Koza Altin Isletmeleri AS (Materials)	4,054
732	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	1,800
296	Logo Yazilim Sanayi Ve Ticaret AS (Information Technology)	823
352	Margun Enerji Uretim Sanayi VE Ticaret AS (Utilities)	685

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
348	Migros Ticaret AS (Consumer Staples)	$4,529
299	MLP Saglik Hizmetleri AS (Health Care)*(a)	1,424
228	Nuh Cimento Sanayi AS (Materials)	1,625
4,387	ODAS Elektrik Uretim ve Sanayi Ticaret AS (Utilities)*	2,166
165	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)*	2,222
984	Oyak Cimento Fabrikalari AS (Materials)*	2,340
165	Pegasus Hava Tasimaciligi AS (Industrials)*	5,415
606	Penta Teknoloji Urunleri Dagitim Ticaret AS (Information Technology)*	525
4,031	Petkim Petrokimya Holding AS (Materials)*	3,091
2,475	Qua Granite Hayal (Industrials)*	645
1,565	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS (Industrials)	2,212
4,566	Sasa Polyester Sanayi AS (Materials)*	9,034
465	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	1,031
598	Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (Information Technology)*	1,700
1,026	Sok Marketler Ticaret AS (Consumer Staples)	2,392
688	TAV Havalimanlari Holding AS (Industrials)*	3,167
723	Tekfen Holding AS (Industrials)	1,294
484	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	4,900
713	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	682
2,697	Turk Hava Yollari AO (Industrials)*	24,787
122	Turk Prysmian Kablo ve Sistemleri AS (Industrials)	159
1,983	Turk Telekomunikasyon AS (Communication Services)*	1,910
99	Turk Traktor ve Ziraat Makineleri AS (Industrials)	3,380
4,693	Turkcell Iletisim Hizmetleri AS (Communication Services)*	9,823
2,447	Turkiye Halk Bankasi AS (Financials)*	1,225
13,666	Turkiye Is Bankasi AS, Class C (Financials)	10,796
3,453	Turkiye Petrol Rafinerileri AS (Energy)	18,277
814	Turkiye Sigorta AS (Financials)*	824
4,043	Turkiye Sinai Kalkinma Bankasi AS (Financials)*	1,078
5,192	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	9,982
4,501	Turkiye Vakiflar Bankasi TAO, Class D (Financials)*	2,293
555	Ulker Biskuvi Sanayi AS (Consumer Staples)*	1,270

Common Stocks – (continued)
Turkey – (continued)
108	Verusa Holding AS (Financials)	675
1,009	Vestel Beyaz Esya Sanayi ve Ticaret AS (Consumer Discretionary)	686
356	Vestel Elektronik Sanayi ve Ticaret AS (Consumer Discretionary)*	919
10,434	Yapi ve Kredi Bankasi AS (Financials)	6,223
646	Yayla Agro Gida Sanayi VE Nakliyat AS (Consumer Staples)	577
5,414	Zorlu Enerji Elektrik Uretim AS (Utilities)*	985

		325,432

United Arab Emirates – 2.2%
11,369	Abu Dhabi Commercial Bank PJSC (Financials)	26,712
5,510	Abu Dhabi Islamic Bank PJSC (Financials)	15,631
11,410	Abu Dhabi National Energy Co. PJSC (Utilities)	10,686
11,432	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	11,858
6,999	ADNOC Drilling Co. PJSC (Energy)	7,813
29,481	Adnoc Gas PLC (Energy)*	27,610
14,089	Aldar Properties PJSC (Real Estate)	20,176
5,257	Alpha Dhabi Holding PJSC (Industrials)*	28,768
12,033	Borouge PLC (Materials)	8,944
34,133	Dubai Electricity & Water Authority PJSC (Utilities)	23,697
11,323	Dubai Islamic Bank PJSC (Financials)	17,387
23,858	Emaar Properties PJSC (Real Estate)	45,858
9,441	Emirates NBD Bank PJSC (Financials)	42,025
13,362	Emirates Telecommunications Group Co. PJSC (Communication Services)	72,175
16,974	First Abu Dhabi Bank PJSC (Financials)	63,218
1,375	International Holding Co. PJSC (Industrials)*	153,108

		575,666

United States – 0.1%
2,586	JBS SA (Consumer Staples)	9,611
284	Parade Technologies Ltd. (Information Technology)	8,008

		17,619

TOTAL COMMON STOCKS
(Cost $22,065,546)		$25,598,120

Shares	Description	Rate	Value

Preferred Stocks – 2.2%
Brazil – 1.4%
19,944	Banco Bradesco SA (Financials)	6.74%	$60,223
765	Braskem SA, Class A (Materials)*	0.00	3,437

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Rate	Value

Preferred Stocks – (continued)
Brazil – (continued)
959	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.86%	$7,504
5,667	Cia Energetica de Minas Gerais (Utilities)	9.16	14,113
4,470	Gerdau SA (Materials)	14.91	23,339
18,600	Itau Unibanco Holding SA (Financials)	4.47	103,051
19,505	Itausa SA (Financials)	6.42	36,402
17,541	Petroleo Brasileiro SA (Energy)	11.38	113,162
4,620	Raizen SA (Energy)	6.44	3,387

			364,618

Chile – 0.1%
522	Sociedad Quimica y Minera de Chile SA, Class B (Industrials)	14.38	32,174

Colombia – 0.1%
1,798	Bancolombia SA (Financials)	12.24	11,941

Russia – 0.0%(c)
4,252	Sberbank of Russia PJSC (Financials)	9.44	—
31,665	Surgutneftegas PJSC (Energy)	1.61	—
640	Tatneft PJSC (Energy)	14.16	—

			—

South Korea – 0.6%
132	Hyundai Motor Co. (Consumer Discretionary)	7.34	10,396
88	Hyundai Motor Co. (Consumer Discretionary)	7.42	6,778
31	LG Chem Ltd. (Materials)	2.99	8,009
73	LG Electronics, Inc. (Consumer Discretionary)	1.58	2,588
8	LG H&H Co. Ltd. (Consumer Staples)	2.07	1,157
3,157	Samsung Electronics Co. Ltd. (Information Technology)	2.54	128,979
5	Samsung SDI Co. Ltd. (Information Technology)	0.37	1,135

			159,042

TOTAL PREFERRED STOCKS
(Cost $480,171)			$567,775

Shares			Description	Value

Exchange-Traded Fund – 1.0%
United States – 1.0%
	12,873		iShares MSCI Malaysia ETF
	(Cost $302,162)			$271,363

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
	(Cost $22,847,879)			$26,437,258

Shares		Dividend Rate		Value

Securities Lending Reinvestment Vehicle – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
104,477		5.234%		$104,477
(Cost $104,477)

TOTAL INVESTMENTS – 100.1%
(Cost $22,952,356)				$26,541,735

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%				(18,048)

NET ASSETS – 100.0%				$26,523,687

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
NVDR	— Non-Voting Depository Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Sector Name	% of Market Value

Financials	20.9%
Information Technology	20.1
Consumer Discretionary	13.1
Communication Services	9.1
Materials	8.2
Industrials	8.0
Consumer Staples	6.0
Energy	5.3
Health Care	3.5
Utilities	2.7
Real Estate	1.7
Exchange-Traded Fund	1.0
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index	1	09/15/23	$48,965	$(342)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.9%
Australia – 7.9%
16,519	AGL Energy Ltd. (Utilities)	$118,647
16,141	Allkem Ltd. (Materials)*	146,770
65,216	Alumina Ltd. (Materials)*	45,616
6,635	Ampol Ltd. (Energy)	151,690
84,040	ANZ Group Holdings Ltd. (Financials)	1,378,674
32,862	APA Group (Utilities)	191,335
16,519	Aristocrat Leisure Ltd. (Consumer Discretionary)	437,570
5,338	ASX Ltd. (Financials)	199,098
32,967	Atlas Arteria Ltd. (Industrials)	129,815
51,141	Aurizon Holdings Ltd. (Industrials)	120,893
141,781	BHP Group Ltd. (Materials)	4,118,328
12,819	BlueScope Steel Ltd. (Materials)	174,430
38,671	Brambles Ltd. (Industrials)	374,928
9,378	carsales.com Ltd. (Communication Services)	174,557
12,953	Charter Hall Group REIT (Real Estate)	90,937
1,823	Cochlear Ltd. (Health Care)	320,539
36,265	Coles Group Ltd. (Consumer Staples)	382,134
46,893	Commonwealth Bank of Australia (Financials)	3,103,233
14,653	Computershare Ltd. (Industrials)	238,959
29,618	Dexus REIT (Real Estate)	148,661
1,633	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	57,164
4,352	EBOS Group Ltd. (Health Care)	98,344
37,585	Endeavour Group Ltd. (Consumer Staples)	133,881
49,699	Evolution Mining Ltd. (Materials)	119,416
4,944	Flutter Entertainment PLC (Consumer Discretionary)*	900,947
44,158	Fortescue Metals Group Ltd. (Materials)	612,875
261,922	Glencore PLC (Materials)	1,398,770
51,444	Goodman Group REIT (Real Estate)	778,302
53,072	GPT Group (The) REIT (Real Estate)	144,363
5,697	IDP Education Ltd. (Consumer Discretionary)	90,876
18,619	IGO Ltd. (Materials)	167,856
68,124	Insurance Australia Group Ltd. (Financials)	256,781
19,166	Lendlease Corp. Ltd. (Real Estate)	96,944
61,985	Lottery Corp. Ltd. (The) (Consumer Discretionary)	202,329
25,778	Lynas Rare Earths Ltd. (Materials)*	120,038
10,143	Macquarie Group Ltd. (Financials)	1,166,215
76,674	Medibank Pvt Ltd. (Financials)	181,748
4,679	Mineral Resources Ltd. (Materials)	216,761
109,357	Mirvac Group REIT (Real Estate)	171,397
87,441	National Australia Bank Ltd. (Financials)	1,640,039
24,937	Newcrest Mining Ltd. (Materials)	420,396
31,305	Northern Star Resources Ltd. (Materials)	241,471
12,595	Orica Ltd. (Materials)	128,149
47,577	Origin Energy Ltd. (Utilities)	268,383
76,284	Pilbara Minerals Ltd. (Materials)	230,723

Common Stocks – (continued)
Australia – (continued)
50,290	Qantas Airways Ltd. (Industrials)*	192,491
41,723	QBE Insurance Group Ltd. (Financials)	404,788
5,044	Ramsay Health Care Ltd. (Health Care)	168,074
1,396	REA Group Ltd. (Communication Services)	149,252
8,208	Reece Ltd. (Industrials)	108,445
10,370	Rio Tinto Ltd. (Materials)	758,251
29,908	Rio Tinto PLC (Materials)	1,846,578
91,863	Santos Ltd. (Energy)	456,327
144,221	Scentre Group REIT (Real Estate)	256,863
9,496	SEEK Ltd. (Communication Services)	142,128
4,293	Seven Group Holdings Ltd. (Industrials)	77,739
12,595	Sonic Healthcare Ltd. (Health Care)	262,334
126,317	South32 Ltd. (Materials)	278,151
66,196	Stockland REIT (Real Estate)	181,777
35,177	Suncorp Group Ltd. (Financials)	310,524
322,908	Telstra Group Ltd. (Communication Services)	838,617
10,913	TPG Telecom Ltd. (Communication Services)	39,792
86,122	Transurban Group (Industrials)	739,602
20,047	Treasury Wine Estates Ltd. (Consumer Staples)	151,517
106,913	Vicinity Ltd. REIT (Real Estate)	129,483
6,448	Washington H Soul Pattinson & Co. Ltd. (Financials)	137,851
31,474	Wesfarmers Ltd. (Consumer Discretionary)	1,098,094
97,748	Westpac Banking Corp. (Financials)	1,389,578
23,511	Whitehaven Coal Ltd. (Energy)	92,732
4,768	WiseTech Global Ltd. (Information Technology)	214,616
53,080	Woodside Energy Group Ltd. (Energy)	1,272,646
33,820	Woolworths Group Ltd. (Consumer Staples)	835,181

		34,424,413

Austria – 0.3%
7,257	ams-OSRAM AG (Information Technology)*	50,990
1,983	ANDRITZ AG (Industrials)	105,632
2,173	BAWAG Group AG (Financials)*(a)	102,688
1,216	CA Immobilien Anlagen AG (Real Estate)	40,385
9,106	Erste Group Bank AG (Financials)	325,849
989	EVN AG (Utilities)	24,528
240	Mayr Melnhof Karton AG (Materials)	34,071
13,524	Mondi PLC (Materials)	225,180
3,938	OMV AG (Energy)	182,804
4,145	Raiffeisen Bank International AG (Financials)*	59,609
902	Verbund AG (Utilities)	74,011
980	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	26,325
3,113	voestalpine AG (Materials)	91,157

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)
2,978	Wienerberger AG (Materials)	$82,227

		1,425,456

Belgium – 0.8%
615	Ackermans & van Haaren NV (Industrials)	96,920
4,263	Ageas SA/NV (Financials)	169,713
23,897	Anheuser-Busch InBev SA/NV (Consumer Staples)	1,361,672
3,197	Azelis Group NV (Industrials)	70,924
613	D’ieteren Group (Consumer Discretionary)	100,330
779	Elia Group SA/NV (Utilities)	90,044
1,403	Etablissements Franz Colruyt NV (Consumer Staples)	53,646
2,674	Groupe Bruxelles Lambert NV (Financials)	215,810
6,996	KBC Group NV (Financials)	459,839
3,942	Proximus SADP (Communication Services)	29,855
417	Sofina SA (Financials)	93,958
1,947	Solvay SA (Materials)	225,899
3,346	UCB SA (Health Care)	300,695
5,623	Umicore SA (Materials)	149,339
4,527	Warehouses De Pauw CVA REIT (Real Estate)	129,713

		3,548,357

Brazil – 0.0%
4,281	Yara International ASA (Materials)	156,516

Chile – 0.0%
9,635	Antofagasta PLC (Materials)	176,786

China – 1.0%
140,125	Alibaba Health Information Technology Ltd. (Consumer Staples)*	82,734
47,142	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(a)	102,198
21,044	BYD Electronic International Co. Ltd. (Information Technology)	97,548
75,106	China Gas Holdings Ltd. (Utilities)	76,622
83,632	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	281,555
48,660	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	73,842
233,488	CSPC Pharmaceutical Group Ltd. (Health Care)	175,672
83,045	ESR Group Ltd. (Real Estate)(a)	124,751
60,614	Fosun International Ltd. (Industrials)	37,953
162,055	Geely Automobile Holdings Ltd. (Consumer Discretionary)	201,284
7,262	NXP Semiconductors NV (Information Technology)	1,493,939
19,692	Prosus NV (Consumer Discretionary)*	1,363,152
26,809	Wharf Holdings Ltd. (The) (Real Estate)	56,820

Common Stocks – (continued)
China – (continued)
58,121	Wilmar International Ltd. (Consumer Staples)	162,678
43,940	Xinyi Glass Holdings Ltd. (Industrials)	64,887
73,865	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	92,434

		4,488,069

Denmark – 3.1%
76	AP Moller – Maersk A/S, Class A (Industrials)	136,352
119	AP Moller – Maersk A/S, Class B (Industrials)	216,704
2,537	Carlsberg AS, Class B (Consumer Staples)	367,973
2,857	Chr Hansen Holding A/S (Materials)	186,973
3,449	Coloplast A/S, Class B (Health Care)	394,375
18,747	Danske Bank A/S (Financials)	422,200
2,416	Demant A/S (Health Care)*	99,110
4,956	DSV A/S (Industrials)	943,646
1,813	Genmab A/S (Health Care)*	697,008
44,415	Novo Nordisk A/S, Class B (Health Care)*	8,240,152
5,702	Novozymes A/S, Class B (Materials)	247,861
5,282	Orsted AS (Utilities)(a)	340,367
2,481	Pandora A/S (Consumer Discretionary)	257,893
9,320	Tryg A/S (Financials)	178,136
28,164	Vestas Wind Systems A/S (Industrials)*	652,038

		13,380,788

Faroe Islands – 0.0%
1,381	Bakkafrost P/F (Consumer Staples)	69,782

Finland – 1.1%
3,914	Elisa OYJ (Communication Services)	192,310
12,004	Fortum OYJ (Utilities)	161,554
2,906	Huhtamaki OYJ (Materials)	100,014
7,504	Kesko OYJ, Class B (Consumer Staples)	146,763
9,285	Kone OYJ, Class B (Industrials)	423,254
19,387	Metso Corp. (Industrials)	223,568
12,012	Neste OYJ (Energy)	440,398
147,860	Nokia OYJ (Information Technology)	591,689
89,164	Nordea Bank Abp (Financials)	979,161
2,943	Orion OYJ, Class B (Health Care)	120,708
12,972	Sampo OYJ, Class A (Financials)	570,629
15,885	Stora Enso OYJ, Class R (Materials)	202,666
14,777	UPM-Kymmene OYJ (Materials)	507,129
13,511	Wartsila OYJ Abp (Industrials)	171,937

		4,831,780

France – 9.0%
5,477	Adevinta ASA (Communication Services)*	39,029
763	Aeroports de Paris (Industrials)	100,700
14,269	Air Liquide SA (Materials)	2,584,138
16,391	Airbus SE (Industrials)	2,408,407
49,797	AXA SA (Financials)	1,501,161
1,171	BioMerieux (Health Care)	121,502

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
30,021	BNP Paribas SA (Financials)	$1,945,549
22,127	Bollore SE (Communication Services)	131,245
5,446	Bouygues SA (Industrials)	188,555
4,429	Capgemini SE (Information Technology)	828,489
16,434	Carrefour SA (Consumer Staples)	315,174
13,002	Cie de Saint-Gobain SA (Industrials)	848,961
18,794	Cie Generale des Etablissements Michelin (Consumer Discretionary)	589,708
30,866	Credit Agricole SA (Financials)	390,481
17,646	Danone SA (Consumer Staples)	1,030,957
18,999	Dassault Systemes (Information Technology)	754,919
48,994	Engie SA (Utilities)	791,785
8,026	EssilorLuxottica SA (Health Care)	1,514,847
908	Hermes International SCA (Consumer Discretionary)	1,873,235
1,994	Kering (Consumer Discretionary)	1,069,542
6,271	L’Oreal SA (Consumer Staples)	2,761,969
7,171	Legrand SA (Industrials)	709,036
7,273	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	6,174,493
52,407	Orange SA (Communication Services)	589,163
5,451	Pernod Ricard SA (Consumer Staples)	1,072,023
9,920	Safran SA (Industrials)	1,596,698
678	Sartorius Stedim Biotech (Health Care)	192,871
20,915	Societe Generale SA (Financials)	595,083
2,258	Sodexo SA (Consumer Discretionary)	242,670
1,615	Teleperformance SE (Industrials)	224,101
2,709	Thales SA (Industrials)	396,341
63,923	TotalEnergies SE (Energy)	4,028,830
13,574	Vinci SA (Industrials)	1,516,863
6,659	Worldline SA (Financials)*(a)	217,399

		39,345,924

Germany – 7.2%
4,639	adidas AG (Consumer Discretionary)	928,544
11,250	Allianz SE (Financials)	2,739,356
24,986	BASF SE (Materials)	1,268,878
27,505	Bayer AG (Health Care)	1,508,748
8,517	Bayerische Motoren Werke AG (Consumer Discretionary)	898,233
2,726	Beiersdorf AG (Consumer Staples)	357,407
2,590	BioNTech SE ADR (Health Care)*	319,055
1,018	Carl Zeiss Meditec AG (Health Care)	101,340
3,008	Continental AG (Consumer Discretionary)	224,026
12,032	Daimler Truck Holding AG (Industrials)	424,285
54,541	Deutsche Bank AG (Financials)	595,039
5,140	Deutsche Boerse AG (Financials)	914,070
90,377	Deutsche Telekom AG (Communication Services)	1,936,507
26,459	DHL Group (Industrials)	1,237,284
61,949	E.ON SE (Utilities)	765,150
5,593	Evonik Industries AG (Materials)	107,476
5,544	Fresenius Medical Care AG & Co. KGaA (Health Care)	268,065

Common Stocks – (continued)
Germany – (continued)
11,459	Fresenius SE & Co. KGaA (Health Care)	368,260
1,674	Hannover Rueck SE (Financials)	356,562
176	Hapag-Lloyd AG (Industrials)(a)(b)	35,033
3,838	Heidelberg Materials AG (Materials)	309,419
2,679	Henkel AG & Co. KGaA (Consumer Staples)	185,450
36,457	Infineon Technologies AG (Information Technology)	1,306,358
1,853	Knorr-Bremse AG (Industrials)	126,904
22,007	Mercedes-Benz Group AG (Consumer Discretionary)	1,613,213
3,616	Merck KGaA (Health Care)	651,488
1,504	MTU Aero Engines AG (Industrials)	352,265
3,816	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,483,556
2,803	Puma SE (Consumer Discretionary)	188,619
20,823	RWE AG (Utilities)	860,165
28,653	SAP SE (Information Technology)	4,006,114
20,718	Siemens AG (Industrials)	3,122,896
13,953	Siemens Energy AG (Industrials)*	199,294
7,541	Siemens Healthineers AG (Health Care)(a)	378,539
3,697	Symrise AG (Materials)	385,846
1,248	Talanx AG (Financials)	84,048
24,802	Telefonica Deutschland Holding AG (Communication Services)	47,216
796	Volkswagen AG (Consumer Discretionary)	113,953
19,706	Vonovia SE (Real Estate)	472,887
6,129	Zalando SE (Consumer Discretionary)*(a)	191,115

		31,432,663

Guatemala – 0.0%
3,623	Millicom International Cellular SA SDR (Communication Services)*	57,737

Hong Kong – 2.2%
324,374	AIA Group Ltd. (Financials)	2,945,188
16,868	Cathay Pacific Airways Ltd. (Industrials)*	17,983
53,107	CK Asset Holdings Ltd. (Real Estate)	293,242
17,074	CK Infrastructure Holdings Ltd. (Utilities)	86,440
53,084	CLP Holdings Ltd. (Utilities)	416,318
1,973	Futu Holdings Ltd. ADR (Financials)*	117,591
49,173	Hang Lung Properties Ltd. (Real Estate)	65,717
20,162	Hang Seng Bank Ltd. (Financials)	257,111
36,660	Henderson Land Development Co. Ltd. (Real Estate)	100,746
63,317	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	36,738
101,524	HKT Trust & HKT Ltd. (Communication Services)	108,234

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
256,190	Hong Kong & China Gas Co. Ltd. (Utilities)	$188,506
33,395	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,294,619
29,123	Hongkong Land Holdings Ltd. (Real Estate)	103,387
5,489	Jardine Matheson Holdings Ltd. (Industrials)	261,057
71,136	Link REIT (Real Estate)	352,879
43,674	MTR Corp. Ltd. (Industrials)	182,398
38,413	New World Development Co. Ltd. (Real Estate)	81,609
6,813	Polestar Automotive Holding UK PLC, Class A ADR (Consumer Discretionary)*	22,687
37,981	Power Assets Holdings Ltd. (Utilities)	187,199
77,032	Prudential PLC (Financials)	943,119
273,097	Sino Biopharmaceutical Ltd. (Health Care)	103,782
92,747	Sino Land Co. Ltd. (Real Estate)	106,328
40,759	Sun Hung Kai Properties Ltd. (Real Estate)	458,956
11,782	Swire Pacific Ltd., Class A (Real Estate)	97,210
22,415	Swire Pacific Ltd., Class B (Real Estate)	29,556
29,338	Swire Properties Ltd. (Real Estate)	61,357
38,180	Techtronic Industries Co. Ltd. (Industrials)	377,333
211,091	WH Group Ltd. (Consumer Staples)(a)	108,752
43,153	Wharf Real Estate Investment Co. Ltd. (Real Estate)	179,947

		9,585,989

Ireland – 0.8%
4,633	AerCap Holdings NV (Industrials)*	285,022
29,545	Bank of Ireland Group PLC (Financials)	294,949
20,358	CRH PLC (Materials)	1,173,716
4,390	Kerry Group PLC, Class A (Consumer Staples)	410,430
4,264	Kingspan Group PLC (Industrials)	361,349
5,230	Ryanair Holdings PLC ADR (Industrials)*	519,078
7,206	Smurfit Kappa Group PLC (Materials)	303,300

		3,347,844

Israel – 0.8%
1,608	Airport City Ltd. (Real Estate)*	24,702
4,256	Alony Hetz Properties & Investments Ltd. (Real Estate)	32,439
6,013	Amot Investments Ltd. (Real Estate)	28,495
1,071	Ashtrom Group Ltd. (Industrials)	14,719
1,018	Azrieli Group Ltd. (Real Estate)	54,729
34,606	Bank Hapoalim BM (Financials)	287,358
40,999	Bank Leumi Le-Israel BM (Financials)	319,180
55,745	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	75,554

Common Stocks – (continued)
Israel – (continued)
317	Big Shopping Centers Ltd. (Real Estate)*	26,540
2,565	Check Point Software Technologies Ltd. (Information Technology)*	345,223
261	Delek Group Ltd. (Energy)	37,546
690	Elbit Systems Ltd. (Industrials)	135,936
7,224	Energix-Renewable Energies Ltd. (Utilities)	22,538
3,230	Enlight Renewable Energy Ltd. (Utilities)*	52,660
183	Fattal Holdings 1998 Ltd. (Consumer Discretionary)*	17,971
1,443	First International Bank Of Israel Ltd. (The) (Financials)	58,468
1,896	Global-e Online Ltd. (Consumer Discretionary)*	75,138
3,075	Harel Insurance Investments & Financial Services Ltd. (Financials)	22,433
19,421	ICL Group Ltd. (Materials)	116,578
104	Israel Corp. Ltd. (Materials)	28,969
34,457	Israel Discount Bank Ltd., Class A (Financials)	172,816
1,336	Maytronics Ltd. (Consumer Discretionary)	14,477
699	Melisron Ltd. (Real Estate)	43,891
16,318	Mivne Real Estate KD Ltd. (Real Estate)	39,159
4,186	Mizrahi Tefahot Bank Ltd. (Financials)	137,979
1,771	Nice Ltd. (Information Technology)*	350,628
798	Nova Ltd. (Information Technology)*	103,450
2,832	OPC Energy Ltd. (Utilities)*	17,522
4,553	Phoenix Holdings Ltd. (The) (Financials)	45,682
2,472	Plus500 Ltd. (Financials)	44,731
3,951	Shapir Engineering and Industry Ltd. (Industrials)	27,170
7,386	Shufersal Ltd. (Consumer Staples)*	34,438
1,393	Strauss Group Ltd. (Consumer Staples)*	30,286
31,200	Teva Pharmaceutical Industries Ltd. (Health Care)*	303,925
3,043	Tower Semiconductor Ltd. (Information Technology)*	89,008
1,540	Wix.com Ltd. (Information Technology)*	152,106
2,655	ZIM Integrated Shipping Services Ltd. (Industrials)(b)	32,046

		3,416,490

Italy – 2.3%
43,310	A2A SpA (Utilities)	83,178
3,387	Amplifon SpA (Health Care)	110,430
29,096	Assicurazioni Generali SpA (Financials)	604,113
5,648	Banca Mediolanum SpA (Financials)	51,738
13,639	Davide Campari-Milano NV (Consumer Staples)	178,673
627	DiaSorin SpA (Health Care)	66,391
214,976	Enel SpA (Utilities)	1,448,944

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
59,381	Eni SpA (Energy)	$920,592
3,656	Ferrari NV (Consumer Discretionary)	1,162,636
16,995	FinecoBank Banca Fineco SpA (Financials)	233,520
19,466	Hera SpA (Utilities)	59,072
8,664	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	107,341
2,005	Interpump Group SpA (Industrials)	101,734
434,302	Intesa Sanpaolo SpA (Financials)	1,165,226
11,150	Leonardo SpA (Industrials)	161,134
16,844	Mediobanca Banca di Credito Finanziario SpA (Financials)	220,659
5,404	Moncler SpA (Consumer Discretionary)	367,398
13,529	Nexi SpA (Financials)*(a)	97,382
7,020	Pirelli & C SpA (Consumer Discretionary)(a)	35,101
12,696	Poste Italiane SpA (Financials)(a)	141,310
14,272	PRADA SpA (Consumer Discretionary)	93,275
7,155	Prysmian SpA (Industrials)	293,465
2,719	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	136,871
57,030	Snam SpA (Utilities)	294,880
922	Stevanato Group SpA (Health Care)	29,541
300,021	Telecom Italia SpA (Communication Services)*	93,292
167,902	Telecom Italia SpA-RSP (Communication Services)*	51,572
39,078	Terna – Rete Elettrica Nazionale (Utilities)	323,190
50,537	UniCredit SpA (Financials)	1,237,698
11,646	UnipolSai Assicurazioni SpA (Financials)	29,502

		9,899,858

Japan – 24.7%
2,553	ABC-Mart, Inc. (Consumer Discretionary)(b)	46,480
10,577	Acom Co. Ltd. (Financials)	25,116
5,133	Advantest Corp. (Information Technology)	645,569
21,914	Aeon Co. Ltd. (Consumer Staples)(b)	454,431
2,554	Aeon Mall Co. Ltd. (Real Estate)	30,630
5,668	AGC, Inc. (Industrials)	199,062
5,630	Air Water, Inc. (Materials)	70,885
4,056	Aisin Corp. (Consumer Discretionary)	135,595
14,642	Ajinomoto Co., Inc. (Consumer Staples)	620,840
5,224	Alfresa Holdings Corp. (Health Care)	89,492
9,407	Amada Co. Ltd. (Industrials)	99,766
12,442	ANA Holdings, Inc. (Industrials)*	281,170
13,323	Asahi Group Holdings Ltd. (Consumer Staples)	519,431
5,941	Asahi Intecc Co. Ltd. (Health Care)	121,077
37,808	Asahi Kasei Corp. (Materials)	244,583
4,722	Asics Corp. (Consumer Discretionary)	172,260
50,001	Astellas Pharma, Inc. (Health Care)	760,567
3,641	Azbil Corp. (Information Technology)	121,546

Common Stocks – (continued)
Japan – (continued)
16,148	Bandai Namco Holdings, Inc. (Consumer Discretionary)	375,125
3,596	BayCurrent Consulting, Inc. (Industrials)	123,823
15,344	Bridgestone Corp. (Consumer Discretionary)	596,644
7,001	Brother Industries Ltd. (Information Technology)	118,707
2,161	Calbee, Inc. (Consumer Staples)	43,128
28,013	Canon, Inc. (Information Technology)	690,391
4,656	Capcom Co. Ltd. (Communication Services)	196,461
6,198	Casio Computer Co. Ltd. (Consumer Discretionary)	54,983
5,215	Central Japan Railway Co. (Industrials)	669,494
20,359	Chiba Bank Ltd. (The) (Financials)	145,646
20,161	Chubu Electric Power Co., Inc. (Utilities)	269,349
17,898	Chugai Pharmaceutical Co. Ltd. (Health Care)	547,937
3,910	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	50,988
32,076	Concordia Financial Group Ltd. (Financials)	142,418
530	Cosmos Pharmaceutical Corp. (Consumer Staples)	62,307
11,513	CyberAgent, Inc. (Communication Services)	73,387
6,614	Dai Nippon Printing Co. Ltd. (Industrials)	180,950
9,523	Daifuku Co. Ltd. (Industrials)	176,187
27,018	Dai-ichi Life Holdings, Inc. (Financials)	503,206
53,640	Daiichi Sankyo Co. Ltd. (Health Care)	1,583,943
7,613	Daikin Industries Ltd. (Industrials)	1,319,078
1,671	Daito Trust Construction Co. Ltd. (Real Estate)	184,391
17,184	Daiwa House Industry Co. Ltd. (Real Estate)	477,802
60	Daiwa House REIT Investment Corp. REIT (Real Estate)	113,830
39,840	Daiwa Securities Group, Inc. (Financials)	226,860
12,465	Denso Corp. (Consumer Discretionary)	852,690
5,540	Dentsu Group, Inc. (Communication Services)	165,722
2,494	Disco Corp. (Information Technology)	492,427
10,200	East Japan Railway Co. (Industrials)	576,752
2,565	Ebara Corp. (Industrials)	127,893
7,916	Eisai Co. Ltd. (Health Care)	503,392
4,680	Electric Power Development Co. Ltd. (Utilities)	73,036
77,464	ENEOS Holdings, Inc. (Energy)	290,680
26,364	FANUC Corp. (Industrials)	752,067
4,675	Fast Retailing Co. Ltd. (Consumer Discretionary)	1,075,104
2,994	Food & Life Cos. Ltd. (Consumer Discretionary)	56,935
3,790	Fuji Electric Co. Ltd. (Industrials)	178,976
8,557	FUJIFILM Holdings Corp. (Information Technology)	506,302

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
5,320	Fujitsu Ltd. (Information Technology)	$665,251
5,097	Fukuoka Financial Group, Inc. (Financials)	120,681
125	GLP J REIT (Real Estate)	117,886
1,222	GMO Payment Gateway, Inc. (Financials)	77,457
6,090	Hakuhodo DY Holdings, Inc. (Communication Services)	57,874
3,889	Hamamatsu Photonics KK (Information Technology)	180,205
6,576	Hankyu Hanshin Holdings, Inc. (Industrials)	236,236
1,254	Harmonic Drive Systems, Inc. (Industrials)	33,033
7,092	Haseko Corp. (Consumer Discretionary)	88,123
534	Hikari Tsushin, Inc. (Industrials)	88,985
7,768	Hino Motors Ltd. (Industrials)*	30,472
838	Hirose Electric Co. Ltd. (Information Technology)	101,624
1,993	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	67,654
2,878	Hitachi Construction Machinery Co. Ltd. (Industrials)	89,769
25,653	Hitachi Ltd. (Industrials)	1,708,144
47,478	Honda Motor Co. Ltd. (Consumer Discretionary)	1,533,737
3,012	Hoshizaki Corp. (Industrials)	115,734
9,728	Hoya Corp. (Health Care)	1,079,478
13,368	Hulic Co. Ltd. (Real Estate)	120,104
3,470	Ibiden Co. Ltd. (Information Technology)	209,556
6,600	Idemitsu Kosan Co. Ltd. (Energy)	140,310
4,082	IHI Corp. (Industrials)	101,808
4,710	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	77,241
25,982	Inpex Corp. (Energy)	363,179
9,435	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	108,293
16,818	Isuzu Motors Ltd. (Consumer Discretionary)	216,023
1,547	Ito En Ltd. (Consumer Staples)	45,788
34,783	ITOCHU Corp. (Industrials)	1,307,364
2,369	Itochu Techno-Solutions Corp. (Information Technology)	70,378
6,942	J Front Retailing Co. Ltd. (Consumer Discretionary)(b)	73,194
11,960	Japan Airlines Co. Ltd. (Industrials)	246,536
14,723	Japan Exchange Group, Inc. (Financials)	257,173
194	Japan Metropolitan Fund Invest REIT (Real Estate)	130,324
10,947	Japan Post Bank Co. Ltd. (Financials)	87,863
59,968	Japan Post Holdings Co. Ltd. (Financials)	460,104
5,303	Japan Post Insurance Co. Ltd. (Financials)	85,509
31,019	Japan Tobacco, Inc. (Consumer Staples)	679,889
14,759	JFE Holdings, Inc. (Materials)	233,522
6,267	JGC Holdings Corp. (Industrials)	83,813

Common Stocks – (continued)
Japan – (continued)
5,607	JSR Corp. (Materials)	156,750
6,237	JTEKT Corp. (Consumer Discretionary)	56,529
12,320	Kajima Corp. (Industrials)	205,933
3,445	Kakaku.com, Inc. (Communication Services)	41,056
20,416	Kansai Electric Power Co., Inc. (The) (Utilities)	290,846
5,463	Kansai Paint Co. Ltd. (Materials)	89,646
12,647	Kao Corp. (Consumer Staples)	489,861
4,353	Kawasaki Heavy Industries Ltd. (Industrials)	111,796
3,516	Kawasaki Kisen Kaisha Ltd. (Industrials)	118,001
43,123	KDDI Corp. (Communication Services)	1,281,086
2,987	Keihan Holdings Co. Ltd. (Industrials)	85,311
7,240	Keikyu Corp. (Industrials)	66,813
3,060	Keio Corp. (Industrials)	105,934
4,397	Keisei Electric Railway Co. Ltd. (Industrials)	168,468
2,871	Kewpie Corp. (Consumer Staples)	47,852
5,146	Keyence Corp. (Information Technology)	2,139,203
4,281	Kikkoman Corp. (Consumer Staples)	247,771
5,266	Kintetsu Group Holdings Co. Ltd. (Industrials)	166,714
22,719	Kirin Holdings Co. Ltd. (Consumer Staples)	319,285
1,408	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	69,653
3,935	Kobe Bussan Co. Ltd. (Consumer Staples)	97,953
3,149	Koei Tecmo Holdings Co. Ltd. (Communication Services)	48,938
6,672	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	113,449
25,088	Komatsu Ltd. (Industrials)	715,151
2,664	Konami Group Corp. (Communication Services)	154,733
933	Kose Corp. (Consumer Staples)	77,480
29,753	Kubota Corp. (Industrials)	477,201
9,035	Kuraray Co. Ltd. (Materials)	102,740
3,132	Kurita Water Industries Ltd. (Industrials)	122,260
9,314	Kyocera Corp. (Information Technology)	478,415
6,926	Kyowa Kirin Co. Ltd. (Health Care)	127,045
12,866	Kyushu Electric Power Co., Inc. (Utilities)*	84,999
3,914	Kyushu Railway Co. (Industrials)	85,305
2,185	Lasertec Corp. (Information Technology)	340,316
1,245	Lawson, Inc. (Consumer Staples)	59,443
7,098	Lion Corp. (Consumer Staples)	77,301
7,749	Lixil Corp. (Industrials)	97,112
11,386	M3, Inc. (Health Care)	227,079
6,791	Makita Corp. (Industrials)	186,492
46,942	Marubeni Corp. (Industrials)	768,851
4,950	Marui Group Co. Ltd. (Financials)	85,767
3,300	MatsukiyoCocokara & Co. (Consumer Staples)	194,371

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
16,020	Mazda Motor Corp. (Consumer Discretionary)	$168,634
2,376	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	94,495
29,465	Mebuki Financial Group, Inc. (Financials)	81,584
5,110	Medipal Holdings Corp. (Health Care)	87,644
7,465	MEIJI Holdings Co. Ltd. (Consumer Staples)	187,260
3,031	Mercari, Inc. (Consumer Discretionary)*	69,079
10,784	MINEBEA MITSUMI, Inc. (Industrials)	183,369
7,927	MISUMI Group, Inc. (Industrials)	138,492
39,677	Mitsubishi Chemical Group Corp. (Materials)	237,187
34,368	Mitsubishi Corp. (Industrials)	1,698,747
54,855	Mitsubishi Electric Corp. (Industrials)	715,525
35,649	Mitsubishi Estate Co. Ltd. (Real Estate)	456,065
5,045	Mitsubishi Gas Chemical Co., Inc. (Materials)	68,821
23,180	Mitsubishi HC Capital, Inc. (Financials)	150,765
9,077	Mitsubishi Heavy Industries Ltd. (Industrials)	515,622
3,561	Mitsubishi Materials Corp. (Materials)	59,841
18,058	Mitsubishi Motors Corp. (Consumer Discretionary)	71,036
320,091	Mitsubishi UFJ Financial Group, Inc. (Financials)	2,558,134
41,845	Mitsui & Co. Ltd. (Industrials)	1,561,301
4,949	Mitsui Chemicals, Inc. (Materials)	134,480
24,687	Mitsui Fudosan Co. Ltd. (Real Estate)	541,271
10,064	Mitsui OSK Lines Ltd. (Industrials)	279,001
2,810	Miura Co. Ltd. (Industrials)	64,949
70,632	Mizuho Financial Group, Inc. (Financials)	1,169,235
6,873	MonotaRO Co. Ltd. (Industrials)	81,295
11,906	MS&AD Insurance Group Holdings, Inc. (Financials)	428,529
17,259	Murata Manufacturing Co. Ltd. (Information Technology)	970,326
3,011	Nabtesco Corp. (Industrials)	57,062
5,475	Nagoya Railroad Co. Ltd. (Industrials)	87,963
7,074	NEC Corp. (Information Technology)	373,464
12,613	Nexon Co. Ltd. (Communication Services)	256,185
8,053	NGK Insulators Ltd. (Industrials)(b)	106,979
2,702	NH Foods Ltd. (Consumer Staples)	83,852
3,531	Nichirei Corp. (Consumer Staples)	83,579
13,426	NIDEC Corp. (Industrials)	703,831
8,397	Nihon M&A Center Holdings, Inc. (Industrials)	46,725
9,068	Nikon Corp. (Consumer Discretionary)	98,039
32,219	Nintendo Co. Ltd. (Communication Services)	1,386,932
47	Nippon Building Fund, Inc. REIT (Real Estate)	198,544

Common Stocks – (continued)
Japan – (continued)
2,302	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	119,682
24,769	Nippon Paint Holdings Co. Ltd. (Materials)	191,571
64	Nippon Prologis REIT, Inc. REIT (Real Estate)	128,761
5,197	Nippon Sanso Holdings Corp. (Materials)	125,548
1,696	Nippon Shinyaku Co. Ltd. (Health Care)	74,545
23,890	Nippon Steel Corp. (Materials)	565,641
1,500,599	Nippon Telegraph & Telephone Corp. (Communication Services)	1,734,731
4,509	Nippon Television Holdings, Inc. (Communication Services)	42,059
13,761	Nippon Yusen KK (Industrials)	367,313
3,656	Nissan Chemical Corp. (Materials)	156,903
61,234	Nissan Motor Co. Ltd. (Consumer Discretionary)	261,113
7,116	Nisshin Seifun Group, Inc. (Consumer Staples)	93,871
1,694	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	148,008
5,351	Niterra Co. Ltd. (Consumer Discretionary)	124,416
2,280	Nitori Holdings Co. Ltd. (Consumer Discretionary)	260,285
4,120	Nitto Denko Corp. (Materials)	281,553
83,148	Nomura Holdings, Inc. (Financials)	322,232
2,875	Nomura Real Estate Holdings, Inc. (Real Estate)	72,435
119	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	139,856
10,812	Nomura Research Institute Ltd. (Information Technology)	310,803
13,523	NSK Ltd. (Industrials)	78,889
17,284	NTT Data Group Corp. (Information Technology)	232,812
19,252	Obayashi Corp. (Industrials)	174,423
800	OBIC Business Consultants Co. Ltd. (Information Technology)	34,344
1,812	Obic Co. Ltd. (Information Technology)	315,266
8,839	Odakyu Electric Railway Co. Ltd. (Industrials)	131,506
25,859	Oji Holdings Corp. (Materials)	105,862
35,096	Olympus Corp. (Health Care)	475,026
5,216	Omron Corp. (Information Technology)	252,157
12,246	Ono Pharmaceutical Co. Ltd. (Health Care)	232,286
2,081	Open House Group Co. Ltd. (Consumer Discretionary)	70,413
928	Oracle Corp. Japan (Information Technology)	64,826

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
30,829	Oriental Land Co. Ltd. (Consumer Discretionary)	$1,111,525
32,176	ORIX Corp. (Financials)	601,152
77	Orix JREIT, Inc. REIT (Real Estate)	95,784
11,440	Osaka Gas Co. Ltd. (Utilities)	183,090
3,060	Otsuka Corp. (Information Technology)	136,516
12,393	Otsuka Holdings Co. Ltd. (Health Care)	472,106
10,636	Pan Pacific International Holdings Corp. (Consumer Discretionary)	212,194
63,092	Panasonic Holdings Corp. (Consumer Discretionary)	727,843
3,551	Park24 Co. Ltd. (Industrials)*	50,148
5,204	Persol Holdings Co. Ltd. (Industrials)	89,185
2,301	Pola Orbis Holdings, Inc. (Consumer Staples)	29,722
2,418	Rakus Co. Ltd. (Information Technology)	39,380
39,741	Rakuten Group, Inc. (Consumer Discretionary)	155,131
40,295	Recruit Holdings Co. Ltd. (Industrials)	1,444,791
33,767	Renesas Electronics Corp. (Information Technology)*	568,369
66,094	Resona Holdings, Inc. (Financials)	350,616
4,927	Resonac Holdings Corp. (Materials)	80,241
15,756	Ricoh Co. Ltd. (Information Technology)	128,572
3,032	Rinnai Corp. (Consumer Discretionary)	58,761
2,446	Rohm Co. Ltd. (Information Technology)	204,470
5,508	Rohto Pharmaceutical Co. Ltd. (Consumer Staples)	143,654
7,169	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	92,502
10,148	Santen Pharmaceutical Co. Ltd. (Health Care)	94,415
6,722	SBI Holdings, Inc. (Financials)	137,386
2,083	SBI Shinsei Bank Ltd. (Financials)	40,434
1,297	SCREEN Holdings Co. Ltd. (Information Technology)	132,297
3,993	SCSK Corp. (Information Technology)	69,281
5,785	Secom Co. Ltd. (Industrials)	405,111
4,308	Sega Sammy Holdings, Inc. (Consumer Discretionary)	86,065
6,211	Seibu Holdings, Inc. (Industrials)	65,721
7,660	Seiko Epson Corp. (Information Technology)	120,094
10,598	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	162,772
17,178	Sekisui House Ltd. (Consumer Discretionary)	350,498
21,358	Seven & i Holdings Co. Ltd. (Consumer Staples)	877,441
16,867	Seven Bank Ltd. (Financials)	35,892
12,611	SG Holdings Co. Ltd. (Industrials)	182,255
7,721	Sharp Corp. (Consumer Discretionary)*(b)	47,566
7,633	Shimadzu Corp. (Information Technology)	224,714
658	Shimamura Co. Ltd. (Consumer Discretionary)	67,841

Common Stocks – (continued)
Japan – (continued)
2,203	Shimano, Inc. (Consumer Discretionary)	323,826
16,009	Shimizu Corp. (Industrials)	107,731
54,857	Shin-Etsu Chemical Co. Ltd. (Materials)	1,755,530
1,775	Shinko Electric Industries Co. Ltd. (Information Technology)	72,861
8,171	Shionogi & Co. Ltd. (Health Care)	360,156
10,958	Shiseido Co. Ltd. (Consumer Staples)	445,290
15,274	Shizuoka Financial Group, Inc. (Financials)	124,324
1,576	SMC Corp. (Industrials)	764,266
78,252	SoftBank Corp. (Communication Services)	897,626
27,300	SoftBank Group Corp. (Communication Services)	1,227,314
9,860	Sohgo Security Services Co. Ltd. (Industrials)	62,898
6,488	Sojitz Corp. (Industrials)	139,578
9,064	Sompo Holdings, Inc. (Financials)	395,159
34,484	Sony Group Corp. (Consumer Discretionary)	2,876,726
2,454	Square Enix Holdings Co. Ltd. (Communication Services)	93,214
4,199	Stanley Electric Co. Ltd. (Consumer Discretionary)	73,793
17,089	Subaru Corp. (Consumer Discretionary)	329,784
950	Sugi Holdings Co. Ltd. (Consumer Staples)	42,670
9,480	SUMCO Corp. (Information Technology)	126,782
39,863	Sumitomo Chemical Co. Ltd. (Materials)	110,456
33,040	Sumitomo Corp. (Industrials)	680,612
20,306	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	249,039
3,190	Sumitomo Heavy Industries Ltd. (Industrials)	80,043
6,955	Sumitomo Metal Mining Co. Ltd. (Materials)	215,933
34,840	Sumitomo Mitsui Financial Group, Inc. (Financials)	1,598,833
9,369	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	350,795
4,274	Sumitomo Pharma Co. Ltd. (Health Care)	14,928
10,416	Sumitomo Realty & Development Co. Ltd. (Real Estate)	266,794
4,874	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	51,474
1,889	Sundrug Co. Ltd. (Consumer Staples)	55,832
3,488	Suntory Beverage & Food Ltd. (Consumer Staples)	112,940
11,111	Suzuki Motor Corp. (Consumer Discretionary)	437,693
4,421	Sysmex Corp. (Health Care)	235,376
15,044	T&D Holdings, Inc. (Financials)	239,065
4,645	Taisei Corp. (Industrials)	156,434
1,356	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	56,183

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,418	Taiyo Yuden Co. Ltd. (Information Technology)	$95,249
42,749	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,323,711
3,749	TBS Holdings, Inc. (Communication Services)	66,348
10,424	TDK Corp. (Information Technology)	380,487
20,102	Terumo Corp. (Health Care)	609,336
3,415	THK Co. Ltd. (Industrials)	62,525
6,562	TIS, Inc. (Information Technology)	154,917
5,815	Tobu Railway Co. Ltd. (Industrials)	159,490
260	Toei Animation Co. Ltd. (Communication Services)	21,949
2,999	Toho Co. Ltd. (Communication Services)	114,431
12,846	Tohoku Electric Power Co., Inc. (Utilities)*	89,825
53,245	Tokio Marine Holdings, Inc. (Financials)	1,180,215
1,140	Tokyo Century Corp. (Financials)	43,843
41,503	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	182,450
12,660	Tokyo Electron Ltd. (Information Technology)	1,876,151
11,499	Tokyo Gas Co. Ltd. (Utilities)	266,732
15,336	Tokyu Corp. (Industrials)	193,879
16,556	Tokyu Fudosan Holdings Corp. (Real Estate)	103,088
7,276	TOPPAN, Inc. (Industrials)	175,971
42,117	Toray Industries, Inc. (Materials)	227,415
11,663	Toshiba Corp. (Industrials)	368,672
8,347	Tosoh Corp. (Materials)	108,132
4,254	TOTO Ltd. (Industrials)	116,734
2,543	Toyo Suisan Kaisha Ltd. (Consumer Staples)	105,014
2,025	Toyota Boshoku Corp. (Consumer Discretionary)	38,355
4,626	Toyota Industries Corp. (Industrials)	327,285
318,704	Toyota Motor Corp. (Consumer Discretionary)	5,505,653
6,489	Toyota Tsusho Corp. (Industrials)	387,553
3,684	Trend Micro, Inc. (Information Technology)	156,611
1,051	Tsuruha Holdings, Inc. (Consumer Staples)	76,956
11,567	Unicharm Corp. (Consumer Staples)	461,774
86	United Urban Investment Corp. REIT (Real Estate)	92,448
5,524	USS Co. Ltd. (Consumer Discretionary)	96,547
2,560	Welcia Holdings Co. Ltd. (Consumer Staples)(b)	47,082
6,621	West Japan Railway Co. (Industrials)	286,697
583	Workman Co. Ltd. (Consumer Discretionary)	21,064
3,696	Yakult Honsha Co. Ltd. (Consumer Staples)	193,806

Common Stocks – (continued)
Japan – (continued)
18,078	Yamada Holdings Co. Ltd. (Consumer Discretionary)	56,872
4,517	Yamaha Corp. (Consumer Discretionary)	139,588
8,517	Yamaha Motor Co. Ltd. (Consumer Discretionary)	221,079
8,580	Yamato Holdings Co. Ltd. (Industrials)	161,275
3,688	Yamazaki Baking Co. Ltd. (Consumer Staples)	69,904
7,291	Yaskawa Electric Corp. (Industrials)(b)	286,512
6,668	Yokogawa Electric Corp. (Information Technology)	132,297
3,659	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	74,507
72,813	Z Holdings Corp. (Communication Services)	218,962
3,258	ZOZO, Inc. (Consumer Discretionary)	65,111

		107,985,707

Jordan – 0.0%
4,385	Hikma Pharmaceuticals PLC (Health Care)	121,631

Luxembourg – 0.1%
12,837	ArcelorMittal (Materials)	341,768
3,608	Eurofins Scientific SE (Health Care)	222,582

		564,350

Macau – 0.1%
52,049	Galaxy Entertainment Group Ltd. (Consumer Discretionary)*	344,482
67,839	Sands China Ltd. (Consumer Discretionary)*	229,684

		574,166

Mexico – 0.0%
5,134	Fresnillo PLC (Materials)	37,433

Netherlands – 5.0%
841	Adyen NV (Financials)*(a)	705,122
4,776	Akzo Nobel NV (Materials)	388,980
1,558	Argenx SE ADR (Health Care)*	782,879
1,288	ASM International NV (Information Technology)	622,359
11,050	ASML Holding NV (Information Technology)	7,290,618
2,964	EXOR NV (Financials)	262,956
2,515	HAL Trust (Financials)	317,186
3,086	Heineken Holding NV (Consumer Staples)	247,520
8,045	Heineken NV (Consumer Staples)	784,276
98,413	ING Groep NV (Financials)	1,399,245
2,714	JDE Peet’s NV (Consumer Staples)	75,644
26,865	Koninklijke Ahold Delhaize NV (Consumer Staples)	879,841
89,355	Koninklijke KPN NV (Communication Services)	312,959

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
25,751	Koninklijke Philips NV (Health Care)*	$581,336
6,962	NN Group NV (Financials)	268,699
188,269	Shell PLC (Energy)	5,753,001
21,517	Universal Music Group NV (Communication Services)	534,561
6,932	Wolters Kluwer NV (Industrials)	836,630

		22,043,812

New Zealand – 0.4%
18,813	a2 Milk Co. Ltd. (The) (Consumer Staples)*	56,011
33,607	Auckland International Airport Ltd. (Industrials)*	156,288
11,442	Chorus Ltd. (Communication Services)	54,675
21,592	Contact Energy Ltd. (Utilities)	107,613
15,278	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	206,599
22,586	Infratil Ltd. (Industrials)	135,699
2,307	Mainfreight Ltd. (Industrials)	90,060
18,163	Mercury NZ Ltd. (Utilities)	67,108
35,231	Meridian Energy Ltd. (Utilities)	112,549
16,699	Ryman Healthcare Ltd. (Health Care)	66,024
51,649	Spark New Zealand Ltd. (Communication Services)	156,079
3,558	Xero Ltd. (Information Technology)*	288,273

		1,496,978

Norway – 0.8%
615	Aker ASA, Class A (Industrials)	37,927
8,588	Aker BP ASA (Energy)	233,004
20,529	AutoStore Holdings Ltd. (Industrials)*(a)	35,183
24,875	DNB Bank ASA (Financials)	492,489
27,650	Equinor ASA (Energy)	853,117
3,984	Frontline PLC (Energy)	71,267
5,043	Gjensidige Forsikring ASA (Financials)	78,462
2,345	Kongsberg Gruppen ASA (Industrials)	97,176
7,472	Leroy Seafood Group ASA (Consumer Staples)	30,922
12,331	Mowi ASA (Consumer Staples)	223,733
46,460	NEL ASA (Industrials)*(b)	51,058
4,593	Nordic Semiconductor ASA (Information Technology)*	56,176
36,887	Norsk Hydro ASA (Materials)	204,944
22,146	Orkla ASA (Consumer Staples)	169,221
1,810	Salmar ASA (Consumer Staples)	88,482
1,908	Schibsted ASA, Class A (Communication Services)	40,628
2,657	Schibsted ASA, Class B (Communication Services)	52,255
2,019	Seadrill Ltd. (Energy)*	98,699
4,737	SpareBank 1 SR-Bank ASA (Financials)	57,313
12,109	Storebrand ASA (Financials)	97,217
17,934	Telenor ASA (Communication Services)	192,033
6,497	TOMRA Systems ASA (Industrials)	89,266
10,851	Var Energi ASA (Energy)	31,480

Common Stocks – (continued)
Norway – (continued)
2,853	Wallenius Wilhelmsen ASA (Industrials)	23,147

		3,405,199

Poland – 0.3%
11,689	Allegro.eu SA (Consumer Discretionary)*(a)	93,654
4,912	Bank Polska Kasa Opieki SA (Financials)	128,603
1,944	CD Projekt SA (Communication Services)	69,600
6,761	Cyfrowy Polsat SA (Communication Services)	22,245
1,335	Dino Polska SA (Consumer Staples)*(a)	122,737
5,008	InPost SA (Industrials)*	59,002
3,798	KGHM Polska Miedz SA (Materials)	105,151
364	mBank SA (Financials)*	37,890
16,200	ORLEN SA (Energy)	247,840
24,460	PGE Polska Grupa Energetyczna SA (Utilities)*	50,365
23,885	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)*	216,465
15,830	Powszechny Zaklad Ubezpieczen SA (Financials)	158,751
928	Santander Bank Polska SA (Financials)*	83,675

		1,395,978

Portugal – 0.2%
204,031	Banco Comercial Portugues SA, Class R (Financials)*	57,000
78,120	EDP – Energias de Portugal SA (Utilities)	356,617
13,269	Galp Energia SGPS SA (Energy)	182,971
7,657	Jeronimo Martins SGPS SA (Consumer Staples)	195,297
5,951	Navigator Co SA (The) (Materials)	21,792

		813,677

Russia – 0.0%
12,172	Evraz PLC (Materials)*(c)	—

Singapore – 1.6%
66,853	Capital and Investment Ltd. (Real Estate)	160,388
99,392	CapitaLand Ascendas REIT REIT (Real Estate)	203,862
141,492	CapitaLand Integrated Commercial Trust REIT (Real Estate)	200,111
12,286	City Developments Ltd. (Real Estate)	60,770
51,171	DBS Group Holdings Ltd. (Financials)	1,261,751
77,435	Frasers Logistics & Commercial Trust REIT (Real Estate)	68,806
157,928	Genting Singapore Ltd. (Consumer Discretionary)	102,323
51,467	Grab Holdings Ltd., Class A (Industrials)*	194,031

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
2,641	Jardine Cycle & Carriage Ltd. (Industrials)	$65,355
40,015	Keppel Corp. Ltd. (Industrials)	205,631
38,537	Keppel DC REIT (Real Estate)	62,778
56,015	Mapletree Industrial Trust REIT (Real Estate)	95,398
92,823	Mapletree Logistics Trust REIT (Real Estate)	115,470
60,543	Mapletree Pan Asia Commercial Trust REIT (Real Estate)	68,142
24,933	Olam Group Ltd. (Consumer Staples)	23,077
89,893	Oversea-Chinese Banking Corp. Ltd. (Financials)	835,362
24,197	SATS Ltd. (Industrials)*	46,405
10,185	Sea Ltd. ADR (Communication Services)*	383,261
1,797,967	Seatrium Ltd. (Industrials)*	193,043
25,098	Sembcorp Industries Ltd. (Utilities)	99,426
36,886	Singapore Airlines Ltd. (Industrials)	187,639
22,784	Singapore Exchange Ltd. (Financials)	162,466
42,284	Singapore Technologies Engineering Ltd. (Industrials)	119,291
199,942	Singapore Telecommunications Ltd. (Communication Services)	352,360
18,210	STMicroelectronics NV (Information Technology)	863,005
49,463	Suntec Real Estate Investment Trust REIT (Real Estate)	44,317
37,438	United Overseas Bank Ltd. (Financials)	788,402
14,630	UOL Group Ltd. (Real Estate)	71,931
7,528	Venture Corp. Ltd. (Information Technology)	73,078

		7,107,879

South Africa – 0.2%
32,324	Anglo American PLC (Materials)	860,352

South Korea – 0.1%
5,593	Delivery Hero SE (Consumer Discretionary)*(a)	204,723

Spain – 2.4%
5,681	ACS Actividades de Construccion y Servicios SA (Industrials)	199,713
2,048	Aena SME SA (Industrials)(a)	322,306
12,577	Amadeus IT Group SA (Consumer Discretionary)	864,074
167,604	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,321,751
443,229	Banco Santander SA (Financials)	1,732,774
105,694	CaixaBank SA (Financials)	428,346
15,936	Cellnex Telecom SA (Communication Services)*(a)	610,554
1,590	Corp ACCIONA Energias Renovables SA (Utilities)	47,353
8,220	EDP Renovaveis SA (Utilities)	150,819

Common Stocks – (continued)
Spain – (continued)
8,810	Endesa SA (Utilities)	183,398
8,219	Grifols SA (Health Care)*	112,800
162,686	Iberdrola SA (Utilities)	1,935,221
30,929	Industria de Diseno Textil SA (Consumer Discretionary)	1,186,993
25,451	Mapfre SA (Financials)	53,893
3,479	Naturgy Energy Group SA (Utilities)(b)	100,968
11,251	Redeia Corp. SA (Utilities)	183,230
35,714	Repsol SA (Energy)	551,198
144,615	Telefonica SA (Communication Services)	600,207

		10,585,598

Sweden – 3.1%
4,888	AAK AB (Consumer Staples)	90,708
6,652	AddTech AB, Class B (Industrials)(b)	112,629
7,864	Alfa Laval AB (Industrials)	276,643
27,181	Assa Abloy AB, Class B (Industrials)	612,881
70,868	Atlas Copco AB, Class A (Industrials)	938,120
42,104	Atlas Copco AB, Class B (Industrials)	485,835
3,301	Avanza Bank Holding AB (Financials)	63,910
2,929	Axfood AB (Consumer Staples)	70,805
10,407	Beijer Ref AB (Industrials)	119,563
7,517	Boliden AB (Materials)	200,146
10,601	Castellum AB (Real Estate)	113,272
5,820	Electrolux AB, Class B (Consumer Discretionary)	64,127
9,646	Elekta AB, Class B (Health Care)	69,047
20,011	Embracer Group AB (Communication Services)*(b)	48,520
17,299	Epiroc AB, Class A (Industrials)	332,713
10,502	Epiroc AB, Class B (Industrials)	172,254
12,449	EQT AB (Financials)	251,029
16,867	Essity AB, Class B (Consumer Staples)	393,875
5,001	Evolution AB (Consumer Discretionary)(a)	541,757
7,001	Fabege AB (Real Estate)	60,024
17,802	Fastighets AB Balder, Class B (Real Estate)*	85,353
6,058	Getinge AB, Class B (Health Care)	105,311
17,366	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	265,615
54,000	Hexagon AB, Class B (Information Technology)	482,799
2,525	Holmen AB, Class B (Materials)	95,812
10,685	Husqvarna AB, Class B (Industrials)	92,214
4,326	Industrivarden AB, Class A (Financials)	112,872
3,595	Industrivarden AB, Class C (Financials)	93,635
7,439	Indutrade AB (Industrials)	143,143
3,755	Investment AB Latour, Class B (Industrials)	68,396
13,360	Investor AB, Class A (Financials)	255,367
50,777	Investor AB, Class B (Financials)	978,915
6,620	Kinnevik AB, Class B (Financials)*	77,959
1,254	L E Lundbergforetagen AB, Class B (Financials)	51,054

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
6,271	Lifco AB, Class B (Industrials)	$114,998
41,076	Nibe Industrier AB, Class B (Industrials)	308,279
2,143	Saab AB, Class B (Industrials)	113,237
5,713	Sagax AB, Class B (Real Estate)	119,009
29,297	Sandvik AB (Industrials)	554,909
13,985	Securitas AB, Class B (Industrials)	114,001
44,972	Skandinaviska Enskilda Banken AB, Class A (Financials)	522,214
9,224	Skanska AB, Class B (Industrials)	135,287
10,380	SKF AB, Class B (Industrials)	168,499
6,134	SSAB AB, Class A (Materials)	35,236
17,666	SSAB AB, Class B (Materials)	97,898
16,639	Svenska Cellulosa AB SCA, Class B (Materials)	221,855
40,787	Svenska Handelsbanken AB, Class A (Financials)	340,304
980	Svenska Handelsbanken AB, Class B (Financials)	9,881
5,035	Sweco AB, Class B (Industrials)	49,109
27,892	Swedbank AB, Class A (Financials)	494,546
5,621	Swedish Orphan Biovitrum AB (Health Care)*(b)	108,622
15,392	Tele2 AB, Class B (Communication Services)	108,715
81,458	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	419,048
64,468	Telia Co. AB (Communication Services)	130,174
2,912	Thule Group AB (Consumer Discretionary)(a)	84,382
5,861	Trelleborg AB, Class B (Industrials)	149,015
2,063	Vitrolife AB (Health Care)	28,166
5,290	Volvo AB, Class A (Industrials)	108,410
41,789	Volvo AB, Class B (Industrials)	844,184
13,225	Volvo Car AB, Class B (Consumer Discretionary)*	50,388
9,709	Wallenstam AB, Class B (Real Estate)	35,059

		13,391,728

Switzerland – 5.0%
43,806	ABB Ltd. (Industrials)	1,670,902
13,762	Alcon, Inc. (Health Care)	1,151,754
14,105	Cie Financiere Richemont SA, Class A (Consumer Discretionary)	2,005,761
7,355	DSM-Firmenich AG (Materials)	679,731
937	Geberit AG (Industrials)	486,508
258	Givaudan SA (Materials)	861,120
1,434	Kuehne + Nagel International AG (Industrials)	431,702
2,075	Lonza Group AG (Health Care)	1,148,562
55,051	Novartis AG (Health Care)	5,566,493
603	Partners Group Holding AG (Financials)	652,121
549	Schindler Holding AG (Industrials)	115,549
1,132	Schindler Holding AG Participation Certificates (Industrials)	252,673
4,131	SGS SA (Industrials)	375,941
4,079	Sika AG (Materials)	1,156,390

Common Stocks – (continued)
Switzerland – (continued)
2,982	Straumann Holding AG (Health Care)	452,406
783	Swatch Group AG (The) – Bearer (Consumer Discretionary)	220,472
1,469	Swatch Group AG (The) – Registered (Consumer Discretionary)	78,419
707	Swisscom AG (Communication Services)	430,644
83,422	UBS Group AG (Financials)	2,219,549
4,145	Zurich Insurance Group AG (Financials)	1,947,552

		21,904,249

United Kingdom – 11.2%
26,401	3i Group PLC (Financials)	666,906
55,750	abrdn PLC (Financials)	116,633
5,316	Admiral Group PLC (Financials)	167,731
8,275	Allfunds Group PLC (Financials)	49,128
12,248	Ashtead Group PLC (Industrials)	857,328
9,717	Associated British Foods PLC (Consumer Staples)	245,335
41,936	AstraZeneca PLC (Health Care)	5,665,706
25,351	Auto Trader Group PLC (Communication Services)(a)	194,797
77,543	Aviva PLC (Financials)	368,667
25,960	B&M European Value Retail SA (Consumer Discretionary)	190,003
85,345	BAE Systems PLC (Industrials)	1,089,561
435,504	Barclays PLC (Financials)	813,205
27,377	Barratt Developments PLC (Consumer Discretionary)	157,253
2,939	Berkeley Group Holdings PLC (Consumer Discretionary)	151,238
436,997	BP PLC (Energy)	2,699,488
57,395	British American Tobacco PLC (Consumer Staples)	1,907,295
25,003	British Land Co. PLC (The) REIT (Real Estate)	102,525
176,429	BT Group PLC (Communication Services)	258,438
9,349	Bunzl PLC (Industrials)	335,259
10,533	Burberry Group PLC (Consumer Discretionary)	291,496
74,238	CK Hutchison Holdings Ltd. (Industrials)	404,715
26,742	CNH Industrial NV (Industrials)	370,932
5,650	Coca-Cola Europacific Partners PLC (Consumer Staples)	362,222
48,582	Compass Group PLC (Consumer Discretionary)	1,226,905
45,909	ConvaTec Group PLC (Health Care)(a)	135,196
3,880	Croda International PLC (Materials)	271,492
2,750	DCC PLC (Industrials)	150,781
62,868	Diageo PLC (Consumer Staples)	2,583,877
38,612	Dowlais Group PLC (Consumer Discretionary)*	55,581
37,157	DS Smith PLC (Materials)	147,042
17,864	Entain PLC (Consumer Discretionary)	262,016

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
10,508	Halma PLC (Information Technology)	$285,478
9,842	Hargreaves Lansdown PLC (Financials)	94,932
554,641	HSBC Holdings PLC (Financials)	4,098,107
24,439	Imperial Brands PLC (Consumer Staples)	554,171
39,188	Informa PLC (Communication Services)	362,894
4,666	InterContinental Hotels Group PLC (Consumer Discretionary)	352,032
8,053	Intermediate Capital Group PLC (Financials)	138,014
52,145	International Consolidated Airlines Group SA ADR (Industrials)*	211,187
4,481	Intertek Group PLC (Industrials)	235,073
48,700	J Sainsbury PLC (Consumer Staples)	166,679
69,555	JD Sports Fashion PLC (Consumer Discretionary)	128,019
5,076	Johnson Matthey PLC (Materials)	104,843
53,958	Kingfisher PLC (Consumer Discretionary)	159,993
18,742	Land Securities Group PLC REIT (Real Estate)	143,111
166,188	Legal & General Group PLC (Financials)	460,550
4,616	Liberty Global PLC, Class A (Communication Services)*	85,119
7,000	Liberty Global PLC, Class C (Communication Services)*	138,880
1,799,963	Lloyds Banking Group PLC (Financials)	966,043
10,065	London Stock Exchange Group PLC (Financials)	1,043,012
62,074	M&G PLC (Financials)	150,235
37,260	Melrose Industries PLC (Industrials)	242,019
103,046	National Grid PLC (Utilities)	1,292,952
125,946	NatWest Group PLC (Financials)	367,701
3,368	Next PLC (Consumer Discretionary)	298,231
16,404	Ocado Group PLC (Consumer Staples)*	181,174
19,920	Pearson PLC (Consumer Discretionary)	211,777
8,894	Persimmon PLC (Consumer Discretionary)	120,139
20,820	Phoenix Group Holdings PLC (Financials)	137,451
20,020	Reckitt Benckiser Group PLC (Consumer Staples)	1,446,504
52,834	RELX PLC (Industrials)	1,725,936
70,165	Rentokil Initial PLC (Industrials)	535,058
22,836	Rightmove PLC (Communication Services)	162,045
235,607	Rolls-Royce Holdings PLC (Industrials)*	663,676
28,392	Sage Group PLC (The) (Information Technology)	349,336

Common Stocks – (continued)
United Kingdom – (continued)
24,510	Schroders PLC (Financials)	127,896
34,235	Segro PLC REIT (Real Estate)	319,891
6,997	Severn Trent PLC (Utilities)	212,790
24,323	Smith & Nephew PLC (Health Care)	329,784
9,816	Smiths Group PLC (Industrials)	203,989
2,047	Spirax-Sarco Engineering PLC (Industrials)	262,887
30,508	SSE PLC (Utilities)	628,776
15,230	St James’s Place PLC (Financials)	170,755
66,312	Standard Chartered PLC (Financials)	597,938
98,289	Taylor Wimpey PLC (Consumer Discretionary)	142,357
203,832	Tesco PLC (Consumer Staples)	686,266
69,753	Unilever PLC (Consumer Staples)	3,572,626
18,993	United Utilities Group PLC (Utilities)	227,914
681,970	Vodafone Group PLC (Communication Services)	632,651
7,224	Weir Group PLC (The) (Industrials)	167,928
5,623	Whitbread PLC (Consumer Discretionary)	245,107
16,322	Wise PLC, Class A (Financials)*	132,409
29,894	WPP PLC (Communication Services)	290,087

		48,863,173

United States – 7.2%
13,429	CSL Ltd. (Health Care)	2,378,971
1,123	CyberArk Software Ltd. (Information Technology)*	186,463
25,726	Experian PLC (Industrials)	900,377
13,250	Ferrovial SE (Industrials)	420,641
867	Fiverr International Ltd. (Industrials)*	24,406
114,580	GSK PLC (Health Care)	2,016,401
142,320	Haleon PLC (Consumer Staples)	581,599
14,346	Holcim AG (Materials)*	951,148
2,279	ICON PLC (Health Care)*	592,403
2,007	Inmode Ltd. (Health Care)*	78,454
12,314	James Hardie Industries PLC CDI (Materials)*	371,084
565	Monday.com Ltd. (Information Technology)*	100,254
74,638	Nestle SA (Consumer Staples)	8,991,206
19,664	Roche Holding AG (Health Care)	5,795,119
798	Roche Holding AG (Health Care)	249,542
30,951	Sanofi (Health Care)	3,313,582
15,070	Schneider Electric SE (Industrials)	2,593,771
61,266	Stellantis NV (Consumer Discretionary)	1,142,119
8,085	Swiss Re AG (Financials)	786,302
12,980	Tenaris SA (Energy)	207,937

		31,681,779

TOTAL COMMON STOCKS
(Cost $408,936,929)		$432,626,864

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – 0.5%
Germany – 0.5%
1,650	Bayerische Motoren Werke AG (Consumer Discretionary)	9.84%	$158,936
3,172	Dr. Ing hc F Porsche AG (Consumer Discretionary)(a)	1.03	350,642
4,592	Henkel AG & Co. KGaA (Consumer Staples)	2.60	352,464
4,266	Porsche Automobil Holding SE (Consumer Discretionary)	5.27	229,514
685	Sartorius AG (Health Care)	0.39	280,584
5,125	Volkswagen AG (Consumer Discretionary)	25.69	628,776

			2,000,916

Spain – 0.0%
7,282	Grifols SA, Class B (Health Care)*	0.00	69,195

TOTAL PREFERRED STOCKS
(Cost $2,385,337)			$2,070,111

Units	Description	Expiration Month	Value

Right – 0.0%
Sweden – 0.0%
5,621	Swedish Orphan Biovitrum AB*
(Cost $0)		09/23	$5,077

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $411,322,266)			$434,702,052

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,807,609	5.234%	$1,807,609
(Cost $1,807,609)

TOTAL INVESTMENTS – 99.8%
(Cost $413,129,875)		$436,509,661

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		969,106

NET ASSETS – 100.0%		$437,478,767

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

E-Mini MSCI EAFE Index Future	19	09/15/23	$2,003,835	$(24,986)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Sector Name	% of Market Value

Financials	17.8%
Industrials	16.4
Health Care	13.2
Consumer Discretionary	12.4
Consumer Staples	9.9
Information Technology	8.1
Materials	7.4
Energy	4.4
Communication Services	4.4
Utilities	3.2
Real Estate	2.4
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 8.9%
19,383	Activision Blizzard, Inc.	$1,783,042
159,066	Alphabet, Inc., Class A*	21,660,017
136,579	Alphabet, Inc., Class C*	18,759,126
190,343	AT&T, Inc.	2,815,173
2,682	Charter Communications, Inc., Class A*	1,175,038
110,210	Comcast Corp., Class A	5,153,420
7,265	Electronic Arts, Inc.	871,655
7,802	Fox Corp., Class A	257,934
3,489	Fox Corp., Class B	106,484
436	Liberty Broadband Corp., Class A*	40,827
3,076	Liberty Broadband Corp., Class C*	287,790
3,926	Live Nation Entertainment, Inc.*	331,865
7,435	Match Group, Inc.*	348,478
58,889	Meta Platforms, Inc., Class A*	17,424,666
11,609	Netflix, Inc.*	5,034,591
5,364	Omnicom Group, Inc.	434,538
12,974	Paramount Global, Class B	195,778
14,428	Pinterest, Inc., Class A*	396,626
9,363	ROBLOX Corp., Class A*	264,879
17,623	Sirius XM Holdings, Inc.(a)	77,541
25,962	Snap, Inc., Class A*	268,707
3,527	Spotify Technology SA*	543,052
4,466	Take-Two Interactive Software, Inc.*	635,065
14,975	T-Mobile US, Inc.*	2,040,344
11,824	Trade Desk, Inc. (The), Class A*	946,275
112,160	Verizon Communications, Inc.	3,923,357
48,786	Walt Disney Co. (The)*	4,082,412
59,484	Warner Bros Discovery, Inc.*	781,620
3,319	Warner Music Group Corp., Class A	110,523

		90,750,823

Consumer Discretionary – 11.0%
10,629	Airbnb, Inc., Class A*	1,398,245
240,657	Amazon.com, Inc.*	33,213,073
7,540	Aptiv PLC*	764,933
485	AutoZone, Inc.*	1,227,695
5,200	Best Buy Co., Inc.	397,540
986	Booking Holdings, Inc.*	3,061,560
1,728	Burlington Stores, Inc.*	280,385
5,499	Caesars Entertainment, Inc.*	303,875
4,211	CarMax, Inc.*	343,954
26,495	Carnival Corp.*	419,151
2,578	Chewy, Inc., Class A*	61,820
729	Chipotle Mexican Grill, Inc.*	1,404,521
29,071	Coupang, Inc. (South Korea) *	551,768
3,221	Darden Restaurants, Inc.	500,898
222	Dillard’s, Inc., Class A	76,617
943	Domino’s Pizza, Inc.	365,318
7,009	DoorDash, Inc., Class A*	589,667
8,216	D.R. Horton, Inc.	977,868
14,308	eBay, Inc.	640,712
3,285	Etsy, Inc.*	241,677
3,931	Expedia Group, Inc.*	426,081
104,381	Ford Motor Co.	1,266,142
4,074	Garmin Ltd.	431,925
37,094	General Motors Co.	1,243,020

Common Stocks – (continued)
Consumer Discretionary – (continued)
3,679	Genuine Parts Co.	565,573
3,403	Hasbro, Inc.	245,016
6,987	Hilton Worldwide Holdings, Inc.	1,038,618
26,845	Home Depot, Inc. (The)	8,866,903
8,713	Las Vegas Sands Corp.	477,995
6,623	Lennar Corp., Class A	788,733
371	Lennar Corp., Class B	39,571
6,768	LKQ Corp.	355,523
15,659	Lowe’s Cos., Inc.	3,609,086
19,982	Lucid Group, Inc.*(a)	125,487
2,964	Lululemon Athletica, Inc.*	1,130,055
7,219	Marriott International, Inc., Class A	1,469,139
19,504	McDonald’s Corp.	5,483,550
1,197	MercadoLibre, Inc. (Brazil) *	1,642,715
8,150	MGM Resorts International	358,437
2,247	Mobileye Global, Inc., Class A (Israel)*	79,791
32,561	NIKE, Inc., Class B	3,311,779
78	NVR, Inc.*	497,432
1,632	O’Reilly Automotive, Inc.*	1,533,590
5,628	PulteGroup, Inc.	461,834
17,694	Rivian Automotive, Inc., Class A*	402,185
8,957	Ross Stores, Inc.	1,091,052
5,882	Royal Caribbean Cruises Ltd.*	581,965
30,097	Starbucks Corp.	2,932,652
73,330	Tesla, Inc.*	18,925,006
30,758	TJX Cos., Inc. (The)	2,844,500
2,934	Tractor Supply Co.	641,079
1,316	Ulta Beauty, Inc.*	546,179
1,061	Vail Resorts, Inc.	240,125
1,414	Whirlpool Corp.	197,903
10,807	Yum China Holdings, Inc. (China)	580,228
7,462	Yum! Brands, Inc.	965,434

		112,217,580

Consumer Staples – 6.3%
47,650	Altria Group, Inc.	2,107,083
14,525	Archer-Daniels-Midland Co.	1,151,832
8,159	Brown-Forman Corp., Class B	539,555
5,130	Campbell Soup Co.	213,921
6,510	Church & Dwight Co., Inc.	629,973
3,283	Clorox Co. (The)	513,625
103,954	Coca-Cola Co. (The)	6,219,568
22,162	Colgate-Palmolive Co.	1,628,242
12,670	Conagra Brands, Inc.	378,580
4,227	Constellation Brands, Inc., Class A	1,101,387
11,819	Costco Wholesale Corp.	6,491,940
5,821	Dollar General Corp.	806,208
5,552	Dollar Tree, Inc.*	679,343
5,710	Estee Lauder Cos., Inc. (The), Class A	916,626
15,647	General Mills, Inc.	1,058,676
3,917	Hershey Co. (The)	841,607
7,715	Hormel Foods Corp.	297,722
2,714	J M Smucker Co. (The)	393,394
6,825	Kellogg Co.	416,461
5,313	Kenvue, Inc.	122,465
24,190	Keurig Dr Pepper, Inc.	813,993

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
8,987	Kimberly-Clark Corp.	$1,157,795
21,010	Kraft Heinz Co. (The)	695,221
18,917	Kroger Co. (The)	877,560
6,698	McCormick & Co., Inc.	549,772
4,650	Molson Coors Beverage Co., Class B	295,229
36,309	Mondelez International, Inc., Class A	2,587,379
13,530	Monster Beverage Corp.*	776,757
36,742	PepsiCo, Inc.	6,537,137
41,345	Philip Morris International, Inc.	3,971,601
62,946	Procter & Gamble Co. (The)	9,715,086
13,542	Sysco Corp.	943,200
12,266	Target Corp.	1,552,262
7,508	Tyson Foods, Inc., Class A	399,951
19,016	Walgreens Boots Alliance, Inc.	481,295
37,947	Walmart, Inc.	6,170,562

		64,033,008

Energy – 4.3%
26,983	Baker Hughes Co.	976,515
6,443	Cheniere Energy, Inc.	1,051,498
46,182	Chevron Corp.	7,439,920
32,535	ConocoPhillips	3,872,641
20,183	Coterra Energy, Inc.	568,959
17,333	Devon Energy Corp.	885,543
4,659	Diamondback Energy, Inc.	707,143
15,647	EOG Resources, Inc.	2,012,517
108,092	Exxon Mobil Corp.	12,018,749
24,061	Halliburton Co.	929,236
7,369	Hess Corp.	1,138,510
52,466	Kinder Morgan, Inc.	903,465
11,336	Marathon Petroleum Corp.	1,618,441
18,810	Occidental Petroleum Corp.	1,181,080
11,871	ONEOK, Inc.	773,989
12,366	Phillips 66	1,411,703
6,240	Pioneer Natural Resources Co.	1,484,683
37,858	Schlumberger NV	2,232,108
9,626	Valero Energy Corp.	1,250,417
32,482	Williams Cos., Inc. (The)	1,121,603

		43,578,720

Financials – 12.3%
14,816	Aflac, Inc.	1,104,829
6,903	Allstate Corp. (The)	744,212
7,213	Ally Financial, Inc.	199,728
15,807	American Express Co.	2,497,348
19,667	American International Group, Inc.	1,150,913
2,810	Ameriprise Financial, Inc.	948,600
5,413	Aon PLC, Class A	1,804,640
10,866	Apollo Global Management, Inc.	949,036
9,499	Arch Capital Group Ltd.*	730,093
5,600	Arthur J Gallagher & Co.	1,290,688
186,033	Bank of America Corp.	5,333,566
20,802	Bank of New York Mellon Corp. (The)	933,386
34,533	Berkshire Hathaway, Inc., Class B*	12,438,787
3,968	BlackRock, Inc.	2,779,743
18,761	Blackstone, Inc.	1,995,608

Common Stocks – (continued)
Financials – (continued)
14,344	Block, Inc.*	826,932
10,041	Capital One Financial Corp.	1,028,098
2,817	Cboe Global Markets, Inc.	421,733
37,329	Charles Schwab Corp. (The)	2,208,010
10,998	Chubb Ltd.	2,209,168
4,100	Cincinnati Financial Corp.	433,739
50,421	Citigroup, Inc.	2,081,883
12,892	Citizens Financial Group, Inc.	362,652
9,575	CME Group, Inc.	1,940,661
3,918	Coinbase Global, Inc., Class A*(a)	311,873
6,970	Discover Financial Services	627,788
1,150	Everest Group Ltd.	414,782
6,914	Fidelity National Financial, Inc.	286,240
15,775	Fidelity National Information Services, Inc.	881,192
18,066	Fifth Third Bancorp	479,652
16,597	Fiserv, Inc.*	2,014,710
1,907	FleetCor Technologies, Inc.*	518,189
7,581	Franklin Resources, Inc.	202,716
6,980	Global Payments, Inc.	884,296
2,529	Globe Life, Inc.	282,161
8,915	Goldman Sachs Group, Inc. (The)(b)	2,921,535
8,328	Hartford Financial Services Group, Inc. (The)	598,117
38,353	Huntington Bancshares, Inc.	425,335
2,603	Interactive Brokers Group, Inc., Class A	237,081
14,758	Intercontinental Exchange, Inc.	1,741,296
77,530	JPMorgan Chase & Co.	11,344,965
24,801	KeyCorp	280,995
17,435	KKR & Co., Inc.	1,095,092
5,132	Loews Corp.	318,646
4,470	M&T Bank Corp.	558,974
353	Markel Group, Inc.*	522,059
13,184	Marsh & McLennan Cos., Inc.	2,570,748
22,417	Mastercard, Inc., Class A	9,250,151
17,406	MetLife, Inc.	1,102,496
4,228	Moody’s Corp.	1,423,990
34,475	Morgan Stanley	2,935,546
2,069	MSCI, Inc.	1,124,750
9,114	Nasdaq, Inc.	478,303
5,543	Northern Trust Corp.	421,656
30,172	PayPal Holdings, Inc.*	1,886,052
10,642	PNC Financial Services Group, Inc. (The)	1,284,809
6,486	Principal Financial Group, Inc.	504,027
15,586	Progressive Corp. (The)	2,080,263
9,769	Prudential Financial, Inc.	924,831
5,211	Raymond James Financial, Inc.	545,018
24,911	Regions Financial Corp.	456,868
2,734	Rocket Cos., Inc., Class A*(a)	29,199
8,587	S&P Global, Inc.	3,356,315
9,173	State Street Corp.	630,552
11,604	Synchrony Financial	374,577
5,887	T. Rowe Price Group, Inc.	660,698
6,177	Travelers Cos., Inc. (The)	995,918
35,379	Truist Financial Corp.	1,080,828

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
39,451	US Bancorp	$1,441,145
43,256	Visa, Inc., Class A	10,627,134
5,383	W R Berkley Corp.	332,992
99,741	Wells Fargo & Co.	4,118,306
2,834	Willis Towers Watson PLC	585,958

		124,584,877

Health Care – 13.2%
46,186	Abbott Laboratories	4,752,539
47,218	AbbVie, Inc.	6,939,157
7,882	Agilent Technologies, Inc.	954,274
1,917	Align Technology, Inc.*	709,558
3,300	Alnylam Pharmaceuticals, Inc.*	652,806
14,225	Amgen, Inc.	3,646,436
17,383	Avantor, Inc.*	376,342
13,475	Baxter International, Inc.	547,085
7,748	Becton Dickinson & Co.	2,165,179
3,839	Biogen, Inc.*	1,026,395
4,917	BioMarin Pharmaceutical, Inc.*	449,315
39,000	Boston Scientific Corp.*	2,103,660
56,012	Bristol-Myers Squibb Co.	3,453,140
6,875	Cardinal Health, Inc.	600,394
4,799	Catalent, Inc.*	239,806
4,493	Cencora, Inc.	790,678
14,693	Centene Corp.*	905,823
7,885	Cigna Group (The)	2,178,310
1,313	Cooper Cos., Inc. (The)	485,797
34,253	CVS Health Corp.	2,232,268
17,980	Danaher Corp.	4,764,700
10,278	Dexcom, Inc.*	1,037,872
16,118	Edwards Lifesciences Corp.*	1,232,543
6,318	Elevance Health, Inc.	2,792,619
22,594	Eli Lilly & Co.	12,521,595
2,356	Fortrea Holdings, Inc.*	64,908
9,703	GE HealthCare Technologies, Inc.	683,576
33,261	Gilead Sciences, Inc.	2,543,801
5,550	HCA Healthcare, Inc.	1,539,015
3,483	Henry Schein, Inc.*	266,589
6,541	Hologic, Inc.*	488,874
6,049	Horizon Therapeutics PLC*	681,964
3,328	Humana, Inc.	1,536,305
2,198	IDEXX Laboratories, Inc.*	1,124,079
4,218	Illumina, Inc.*	696,898
4,971	Incyte Corp.*	320,779
9,300	Intuitive Surgical, Inc.*	2,907,924
4,842	IQVIA Holdings, Inc.*	1,077,974
68,435	Johnson & Johnson	11,064,571
2,356	Laboratory Corp. of America Holdings	490,284
3,652	McKesson Corp.	1,505,793
35,528	Medtronic PLC	2,895,532
67,757	Merck & Co., Inc.	7,384,158
585	Mettler-Toledo International, Inc.*	709,886
8,840	Moderna, Inc.*	999,539
150,955	Pfizer, Inc.	5,340,788
2,957	Quest Diagnostics, Inc.	388,846
2,746	Regeneron Pharmaceuticals, Inc.*	2,269,542
3,877	ResMed, Inc.	618,730

Common Stocks – (continued)
Health Care – (continued)
9,915	Royalty Pharma PLC, Class A	295,665
3,677	Seagen, Inc.*	757,719
2,643	STERIS PLC	606,806
8,434	Stryker Corp.	2,391,461
1,255	Teleflex, Inc.	266,989
10,281	Thermo Fisher Scientific, Inc.	5,727,545
24,814	UnitedHealth Group, Inc.	11,825,856
3,855	Veeva Systems, Inc., Class A*	804,539
6,860	Vertex Pharmaceuticals, Inc.*	2,389,612
31,890	Viatris, Inc.	342,818
1,570	Waters Corp.*	440,856
1,968	West Pharmaceutical Services, Inc.	800,779
5,605	Zimmer Biomet Holdings, Inc.	667,668
12,360	Zoetis, Inc.	2,354,704

		134,831,663

Industrials – 8.3%
14,648	3M Co.	1,562,502
3,330	A O Smith Corp.	241,425
6,131	AMETEK, Inc.	977,956
11,023	Automatic Data Processing, Inc.	2,806,566
14,906	Boeing Co. (The)*	3,339,391
3,112	Broadridge Financial Solutions, Inc.	579,485
22,247	Carrier Global Corp.	1,278,090
13,778	Caterpillar, Inc.	3,873,409
3,052	C.H. Robinson Worldwide, Inc.	275,992
2,308	Cintas Corp.	1,163,624
22,667	Copart, Inc.*	1,016,162
54,194	CSX Corp.	1,636,659
3,733	Cummins, Inc.	858,739
7,270	Deere & Co.	2,987,534
17,070	Delta Air Lines, Inc.	731,962
3,712	Dover Corp.	550,490
10,573	Eaton Corp. PLC	2,435,702
15,212	Emerson Electric Co.	1,494,579
3,265	Equifax, Inc.	674,875
4,101	Expeditors International of Washington, Inc.	478,628
15,219	Fastenal Co.	876,310
6,165	FedEx Corp.	1,609,188
9,423	Fortive Corp.	743,004
6,027	General Dynamics Corp.	1,365,959
28,896	General Electric Co.	3,307,436
17,834	Honeywell International, Inc.	3,351,722
8,130	Illinois Tool Works, Inc.	2,010,955
10,800	Ingersoll Rand, Inc.	751,788
2,199	J.B. Hunt Transport Services, Inc.	413,148
18,223	Johnson Controls International PLC	1,076,250
5,057	L3Harris Technologies, Inc.	900,601
3,637	Leidos Holdings, Inc.	354,644
6,817	Lockheed Martin Corp.	3,056,402
5,996	Masco Corp.	353,824
6,071	Norfolk Southern Corp.	1,244,616
4,050	Northrop Grumman Corp.	1,754,014
2,559	Old Dominion Freight Line, Inc.	1,093,640
11,080	Otis Worldwide Corp.	947,894
13,772	PACCAR, Inc.	1,133,298

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
3,402	Parker-Hannifin Corp.	$1,418,294
8,591	Paychex, Inc.	1,050,078
1,365	Paycom Software, Inc.	402,457
3,797	Quanta Services, Inc.	796,876
5,523	Republic Services, Inc.	796,030
3,057	Rockwell Automation, Inc.	954,029
6,309	Rollins, Inc.	249,647
39,075	RTX Corp.	3,362,013
1,391	Snap-on, Inc.	373,623
15,825	Southwest Airlines Co.	500,070
5,847	SS&C Technologies Holdings, Inc.	335,735
4,039	Stanley Black & Decker, Inc.	381,201
5,468	Textron, Inc.	424,918
6,111	Trane Technologies PLC	1,254,344
1,368	TransDigm Group, Inc.*	1,236,467
5,147	TransUnion	418,039
51,662	Uber Technologies, Inc.*	2,439,996
16,306	Union Pacific Corp.	3,596,614
8,695	United Airlines Holdings, Inc.*	433,098
19,364	United Parcel Service, Inc., Class B	3,280,262
1,851	United Rentals, Inc.	882,076
3,850	Verisk Analytics, Inc.	932,547
10,880	Waste Management, Inc.	1,705,766
4,757	Westinghouse Air Brake Technologies Corp.	535,258
1,078	W.W. Grainger, Inc.	769,843
6,391	Xylem, Inc.	661,724

		84,499,468

Information Technology – 28.4%
17,757	Accenture PLC, Class A	5,749,184
12,168	Adobe, Inc.*	6,806,049
42,699	Advanced Micro Devices, Inc.*	4,514,138
4,097	Akamai Technologies, Inc.*	430,554
3,230	Amdocs Ltd.	288,116
15,792	Amphenol Corp., Class A	1,395,697
13,464	Analog Devices, Inc.	2,447,486
2,315	ANSYS, Inc.*	738,184
396,054	Apple, Inc.	74,406,665
22,513	Applied Materials, Inc.	3,439,086
6,271	Arista Networks, Inc.*	1,224,287
3,995	Atlassian Corp., Class A*	815,220
5,729	Autodesk, Inc.*	1,271,494
10,792	Broadcom, Inc.	9,959,829
7,199	Cadence Design Systems, Inc.*	1,730,928
3,613	CDW Corp.	762,885
109,380	Cisco Systems, Inc.	6,272,943
7,490	Cloudflare, Inc., Class A*	487,075
13,590	Cognizant Technology Solutions Corp., Class A	973,180
20,543	Corning, Inc.	674,221
5,727	Crowdstrike Holdings, Inc., Class A*	933,673
7,584	Datadog, Inc., Class A*	731,704
6,677	Dell Technologies, Inc., Class C	375,515
5,316	DocuSign, Inc.*	267,395
3,529	Enphase Energy, Inc.*	446,524
1,499	EPAM Systems, Inc.*	388,226

Common Stocks – (continued)
Information Technology – (continued)
655	Fair Isaac Corp.*	592,506
18,037	Fortinet, Inc.*	1,086,008
2,040	Gartner, Inc.*	713,347
16,502	Gen Digital, Inc.	334,166
2,016	GLOBALFOUNDRIES, Inc.*(a)	111,384
34,478	Hewlett Packard Enterprise Co.	585,781
26,279	HP, Inc.	780,749
1,258	HubSpot, Inc.*	687,522
111,507	Intel Corp.	3,918,356
24,209	International Business Machines Corp.	3,554,607
7,283	Intuit, Inc.	3,946,002
4,739	Keysight Technologies, Inc.*	631,709
3,689	KLA Corp.	1,851,398
3,593	Lam Research Corp.	2,523,723
22,792	Marvell Technology, Inc.	1,327,634
14,329	Microchip Technology, Inc.	1,172,685
29,103	Micron Technology, Inc.	2,035,464
196,008	Microsoft Corp.	64,243,582
1,791	MongoDB, Inc.*	682,908
4,443	Motorola Solutions, Inc.	1,259,902
5,701	NetApp, Inc.	437,267
63,425	NVIDIA Corp.	31,303,409
3,991	Okta, Inc.*	333,288
11,494	ON Semiconductor Corp.*	1,131,699
41,560	Oracle Corp.	5,003,408
47,111	Palantir Technologies, Inc., Class A*	705,723
8,049	Palo Alto Networks, Inc.*	1,958,322
29,738	QUALCOMM, Inc.	3,405,893
2,835	Roper Technologies, Inc.	1,414,835
25,146	Salesforce, Inc.*	5,568,833
5,140	Seagate Technology Holdings PLC	363,861
5,408	ServiceNow, Inc.*	3,184,393
4,236	Skyworks Solutions, Inc.	460,623
7,285	Snowflake, Inc., Class A*	1,142,652
4,066	Splunk, Inc.*	493,043
4,039	Synopsys, Inc.*	1,853,457
8,442	TE Connectivity Ltd.	1,117,636
4,159	Teradyne, Inc.	448,631
24,124	Texas Instruments, Inc.	4,054,279
6,571	Trimble, Inc.*	360,025
4,712	Twilio, Inc., Class A*	300,202
6,386	Unity Software, Inc.*	236,729
2,425	VeriSign, Inc.*	503,891
5,795	VMware, Inc., Class A*	978,080
8,517	Western Digital Corp.*	383,265
5,402	Workday, Inc., Class A*	1,320,789
1,363	Zebra Technologies Corp., Class A*	374,839
6,701	Zoom Video Communications, Inc., Class A*	475,972
2,316	Zscaler, Inc.*	361,412

		289,246,147

Materials – 2.3%
5,847	Air Products and Chemicals, Inc.	1,727,730
3,114	Albemarle Corp.	618,783
39,354	Amcor PLC	383,308
8,274	Ball Corp.	450,519

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
2,894	Celanese Corp.	$365,686
19,020	Corteva, Inc.	960,700
18,810	Dow, Inc.	1,026,274
11,189	DuPont de Nemours, Inc.	860,322
3,161	Eastman Chemical Co.	268,717
6,729	Ecolab, Inc.	1,236,858
3,329	FMC Corp.	287,060
38,053	Freeport-McMoRan, Inc.	1,518,695
6,807	International Flavors & Fragrances, Inc.	479,553
9,251	International Paper Co.	323,045
13,089	Linde PLC	5,065,967
6,823	LyondellBasell Industries NV, Class A	673,908
1,651	Martin Marietta Materials, Inc.	737,023
8,951	Mosaic Co. (The)	347,746
21,178	Newmont Corp.	834,837
6,711	Nucor Corp.	1,154,963
2,361	Packaging Corp. of America	352,025
6,269	PPG Industries, Inc.	888,693
6,336	Sherwin-Williams Co. (The)	1,721,618
2,278	Southern Copper Corp. (Mexico)	183,743
3,541	Vulcan Materials Co.	772,823

		23,240,596

Real Estate – 2.3%
4,571	Alexandria Real Estate Equities, Inc. REIT	531,790
12,425	American Tower Corp. REIT	2,252,901
3,721	AvalonBay Communities, Inc. REIT	683,994
8,238	CBRE Group, Inc., Class A*	700,642
10,762	CoStar Group, Inc.*	882,376
11,522	Crown Castle, Inc. REIT	1,157,961
7,771	Digital Realty Trust, Inc. REIT	1,023,596
2,496	Equinix, Inc. REIT	1,950,324
9,942	Equity Residential REIT	644,540
1,708	Essex Property Trust, Inc. REIT	407,170
3,556	Extra Space Storage, Inc. REIT	457,586
14,567	Healthpeak Properties, Inc. REIT	299,789
18,833	Host Hotels & Resorts, Inc. REIT	297,373
15,262	Invitation Homes, Inc. REIT	520,282
7,702	Iron Mountain, Inc. REIT	489,385
3,093	Mid-America Apartment Communities, Inc. REIT	449,196
24,574	Prologis, Inc. REIT	3,052,091
4,215	Public Storage REIT	1,164,942
17,990	Realty Income Corp. REIT	1,008,160
2,854	SBA Communications Corp. REIT	640,809
8,602	Simon Property Group, Inc. REIT	976,241
8,739	UDR, Inc. REIT	348,686
10,649	Ventas, Inc. REIT	465,148
26,762	VICI Properties, Inc. REIT	825,340
13,099	Welltower, Inc. REIT	1,085,645
19,520	Weyerhaeuser Co. REIT	639,280
5,571	W.P. Carey, Inc. REIT	362,394

		23,317,641

Utilities – 2.4%
6,697	Alliant Energy Corp.	335,988

Common Stocks – (continued)
Utilities – (continued)
6,960	Ameren Corp.	551,719
13,739	American Electric Power Co., Inc.	1,077,138
5,194	American Water Works Co., Inc.	720,616
3,844	Atmos Energy Corp.	445,712
1,894	Avangrid, Inc.	65,343
16,809	CenterPoint Energy, Inc.	468,803
7,744	CMS Energy Corp.	435,135
9,478	Consolidated Edison, Inc.	843,163
8,740	Constellation Energy Corp.	910,358
22,298	Dominion Energy, Inc.	1,082,345
5,466	DTE Energy Co.	565,075
20,545	Duke Energy Corp.	1,824,396
10,210	Edison International	702,958
5,624	Entergy Corp.	535,686
6,048	Evergy, Inc.	332,459
9,290	Eversource Energy	592,888
26,493	Exelon Corp.	1,062,899
15,272	FirstEnergy Corp.	550,861
53,927	NextEra Energy, Inc.	3,602,324
10,985	NiSource, Inc.	293,959
62,677	PG&E Corp.*	1,021,635
19,681	PPL Corp.	490,450
13,309	Public Service Enterprise Group, Inc.	812,914
16,781	Sempra	1,178,362
29,014	Southern Co. (The)	1,965,118
8,419	WEC Energy Group, Inc.	708,206
14,669	Xcel Energy, Inc.	838,040

		24,014,550

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $893,048,158)		$1,014,315,073

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
605,811	5.234%	$605,811
(Cost $605,811)

TOTAL INVESTMENTS – 99.8%
(Cost $893,653,969)		$1,014,920,884

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		2,015,996

NET ASSETS – 100.0%		$1,016,936,880

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

S&P 500 E-Mini Index	4	09/15/23	$903,200	$3,992

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Assets and Liabilities

August 31, 2023

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Assets:
Investments in unaffiliated issuers, at value (cost $22,847,879, $411,322,266 and $890,276,885, respectively)(a)	$26,437,258	$434,702,052	$1,011,393,538
Investments in affiliated issuers, at value (cost $—, $— and $2,771,273, respectively)	—	—	2,921,535
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	104,477	1,807,609	605,811
Cash	162,798	1,189,718	1,079,989
Foreign currency, at value (cost $27,775, $83,246 and $—, respectively)	27,770	83,221	—
Receivables:
Dividends	48,879	1,055,967	1,538,420
Collateral on futures contracts	1,566	69,245	49,280
Investments sold	401	284	—
Securities lending income	233	945	14,655
Foreign tax reclaims	—	459,884	—

Fund shares sold	—	—	3,082,555
Total assets	26,783,382	439,368,925	1,020,685,783

Liabilities:

Variation margin on futures contracts	634	9,635	1,650
Payables:
Foreign capital gains tax	145,530	—	—
Upon return of securities loaned	104,477	1,807,609	605,811
Management fees	8,152	72,822	58,895
Fund shares redeemed	—	—	3,082,547

Accrued expenses	902	92	—
Total liabilities	259,695	1,890,158	3,748,903

Net Assets:

Paid-in capital	24,967,544	421,537,660	903,504,634

Total distributable earnings	1,556,143	15,941,107	113,432,246

NET ASSETS	$26,523,687	$437,478,767	$1,016,936,880
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	650,000	8,600,000	16,500,000

Net asset value per share:	$40.81	$50.87	$61.63

(a)	Includes loaned securities having a market value of $51,584, $1,425,157 and $571,169 for MarketBeta® Emerging Market Equity ETF, for MarketBeta® International Equity ETF, and for MarketBeta® U.S. Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MARKETBETA ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $96,981, $1,444,336 and $–, respectively)	$747,350	$11,868,734	$13,584,208

Non cash dividend income	51,580	—	—

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	4,144	79,756	39,524

Dividends — affiliated issuers	—	—	86,247

Total investment income	803,074	11,948,490	13,709,979

Expenses:

Management fees	105,166	910,376	699,098

Trustee fees	25,886	33,755	43,913

Total expenses	131,052	944,131	743,011

Less — expense reductions	(26,210)	(189,009)	(165,113)

Net expenses	104,842	755,122	577,898

NET INVESTMENT INCOME	698,232	11,193,368	13,132,081

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,532,772)	(4,176,494)	(7,451,916)

Investments — affiliated issuers	—	—	(1,852)

In-kind redemptions — unaffiliated issuers	377,036	9,830,858	40,954,127

In-kind redemptions — affiliated issuers	—	—	187,757

Futures contracts	16,053	136,194	(71,069)

Foreign currency transactions	(11,078)	(85,608)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $239,957, $– and $–, respectively)	750,713	40,036,957	98,331,649

Investments — affiliated issuers	—	—	(183,254)

Futures contracts	(342)	(16,340)	3,992

Foreign currency translations	1,096	44,977	—

Net realized and unrealized gain (loss)	(399,294)	45,770,544	131,769,434

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,938	$56,963,912	$144,901,515

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$698,232	$950,088	$11,193,368	$11,504,193

Net realized gain (loss)	(1,150,761)	(127,326)	5,704,950	(2,402,327)

Net change in unrealized gain (loss)	751,467	(8,206,380)	40,065,594	(88,828,407)

Net increase (decrease) in net assets resulting from operations	298,938	(7,383,618)	56,963,912	(79,726,541)

Distributions to shareholders:

From distributable earnings	(708,842)	(2,556,833)	(10,832,595)	(12,795,314)

From share transactions:

Proceeds from sales of shares	—	6,730,275	108,284,224	106,009,495

Cost of shares redeemed	(6,047,689)	—	(73,987,067)	(13,629,357)

Net increase (decrease) in net assets resulting from share transactions	(6,047,689)	6,730,275	34,297,157	92,380,138

TOTAL INCREASE (DECREASE)	(6,457,593)	(3,210,176)	80,428,474	(141,717)

Net assets:

Beginning of year	$32,981,280	$36,191,456	$357,050,293	$357,192,010

End of year	$26,523,687	$32,981,280	$437,478,767	$357,050,293

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$13,132,081	$7,408,353

Net realized gain	33,617,047	7,403,369

Net change in unrealized gain (loss)	98,152,387	(89,478,740)

Net increase (decrease) in net assets resulting from operations	144,901,515	(74,667,018)

Distributions to shareholders:

From distributable earnings	(12,492,359)	(6,429,882)

From share transactions:

Proceeds from sales of shares	351,057,391	367,338,844

Cost of shares redeemed	(151,765,428)	(29,867,204)

Net increase in net assets resulting from share transactions	199,291,963	337,471,640

TOTAL INCREASE	331,701,119	256,374,740

Net assets:

Beginning of year	$685,235,761	$428,861,021

End of year	$1,016,936,880	$685,235,761

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,				For the Period May 12, 2020* to August 31, 2020
	2023	2022		2021
Per Share Operating Performance:

Net asset value, beginning of period	$41.23	$55.68		$48.15	$39.60

Net investment income(a)	0.96	1.35	(b)	0.89	0.49

Net realized and unrealized gain (loss)	(0.34)	(11.93)		8.14	8.06

Total gain (loss) from investment operations	0.62	(10.58)		9.03	8.55

Distributions to shareholders from net investment income	(1.04)	(3.87)		(1.50)	—

Net asset value, end of period	$40.81	$41.23		$55.68	$48.15

Market price, end of period	$40.81	$41.16		$55.72	$48.36

Total Return at Net Asset Value(c)	1.61%	(20.01)%		19.35%	21.54%

Net assets, end of period (in 000’s)	$26,524	$32,981		$36,191	$38,517

Ratio of net expenses to average net assets	0.36%	0.36%		0.36%	0.36	%(d)

Ratio of total expenses to average net assets	0.45%	0.45%		0.45%	0.45	%(d)

Ratio of net investment income to average net assets	2.40%	2.87	%(b)	1.63%	3.60	%(d)

Portfolio turnover rate(e)	13%	18%		21%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.67% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31,			For the Period May 12, 2020* to August 31, 2020
	2023	2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$44.63	$57.61	$46.79	$40.14

Net investment income(a)	1.45	1.63	1.28	0.30

Net realized and unrealized gain (loss)	6.17	(12.83)	10.84	6.35

Total gain (loss) from investment operations	7.62	(11.20)	12.12	6.65

Distributions to shareholders from net investment income	(1.38)	(1.78)	(1.30)	—

Net asset value, end of period	$50.87	$44.63	$57.61	$46.79

Market price, end of period	$50.84	$44.33	$57.80	$46.82

Total Return at Net Asset Value(b)	17.22%	(19.80)%	26.20%	16.57%

Net assets, end of period (in 000’s)	$437,479	$357,050	$357,192	$280,723

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	2.96%	3.15%	2.41%	2.15	%(c)

Portfolio turnover rate(d)	4%	7%	5%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31,			For the Period May 12, 2020* to August 31, 2020
	2023	2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$53.96	$63.07	$48.62	$39.20

Net investment income(a)	0.89	0.82	0.74	0.22

Net realized and unrealized gain (loss)	7.67	(9.20)	14.46	9.20

Total gain (loss) from investment operations	8.56	(8.38)	15.20	9.42

Distributions to shareholders from net investment income	(0.89)	(0.73)	(0.75)	—

Net asset value, end of period	$61.63	$53.96	$63.07	$48.62

Market price, end of period	$61.68	$53.97	$63.09	$48.69

Total Return at Net Asset Value(b)	16.12%	(13.41)%	31.60%	24.03%

Net assets, end of period (in 000’s)	$1,016,937	$685,236	$428,861	$257,663

Ratio of net expenses to average net assets	0.07%	0.07%	0.07%	0.07	%(c)

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.59%	1.40%	1.36%	1.62	%(c)

Portfolio turnover rate(d)	3%	3%	4%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs MarketBeta® Emerging Markets Equity ETF (“MarketBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs MarketBeta® International Equity ETF (“MarketBeta® International Equity ETF”)	Diversified
Goldman Sachs MarketBeta® U.S. Equity ETF (“MarketBeta® U.S. Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2023:

MARKETBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$763,806	$—	$—

Asia	21,983,854	701,666	—

Europe	235,234	—	—

North America	1,049,541	—	—

Oceania	29,936	—	—

South America	1,296,662	376,559	—

Securities Lending Reinvestment Vehicle	104,477	—	—

Total	$25,463,510	$1,078,225	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(342)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized loss at fiscal year end.

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MARKETBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$860,352	$—	$—

Asia	133,484,654	—	—

Europe	230,670,053	1,655,351	—

North America	31,348,128	428,821	—

Oceania	35,921,391	—	—

South America	333,302	—	—

Securities Lending Reinvestment Vehicle	1,807,609	—	—

Total	$434,425,489	$2,084,172	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(24,986)	$—	$—

MARKETBETA® U.S. EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,211,787	$—	$—

North America	1,011,460,571	—	—

South America	1,642,715	—	—

Securities Lending Reinvestment Vehicle	605,811	—	—

Total	$1,014,920,884	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$3,992	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the

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GOLDMAN SACHS MARKETBETA ETFS

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
MarketBeta® Emerging Markets Equity ETF	Equity	Variation Margin on Futures Contracts	$ —	Variation Margin on Futures Contracts	$342
MarketBeta® International Equity ETF	Equity	Variation Margin on Futures Contracts	—	Variation Margin on Futures Contracts	24,986
MarketBeta® U.S. Equity ETF	Equity	Variation Margin on Futures Contracts	3,992	Variation Margin on Futures Contracts	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2023 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	MarketBeta® Emerging Markets Equity ETF	$16,053	$(342)
Equity	MarketBeta® International Equity ETF	136,194	(16,340)
Equity	MarketBeta® U.S. Equity ETF	(71,069)	3,992

For the fiscal year ended August 31, 2023, the relevant values for each derivative type was as follows:

Fund	Number of Contracts(a)
MarketBeta® Emerging Markets Equity ETF	3
MarketBeta® International Equity ETF	18
MarketBeta® U.S. Equity ETF	4

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

August 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2023, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%
MarketBeta® International Equity ETF	0.25%	0.20%
MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2023 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2023, GSAM waived $26,210, $189,009 and $165,113 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

B. Other Transactions with Affiliates — The following table provides information about the MarketBeta® U.S. Equity ETF’s investment in shares of The Goldman Sachs Group, Inc. of which the MarketBeta® U.S. Equity ETF is an affiliate as of and for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
MarketBeta® U.S. Equity ETF	$2,296,421	$1,154,115	$(531,652)	$185,905	$(183,254)	$2,921,535	8,915	$86,247

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	150,000	$6,730,275
Shares Redeemed	(150,000)	(6,047,689)	—	—

NET DECREASE	(150,000)	$(6,047,689)	150,000	$6,730,275

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,200,000	$108,284,224	2,100,000	$106,009,495
Shares Redeemed	(1,600,000)	(73,987,067)	(300,000)	(13,629,357)

NET INCREASE IN SHARES	600,000	$34,297,157	1,800,000	$92,380,138

	MarketBeta® U.S. Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,600,000	$351,057,391	6,400,000	$367,338,844
Shares Redeemed	(2,800,000)	(151,765,428)	(500,000)	(29,867,204)

NET INCREASE IN SHARES	3,800,000	$199,291,963	5,900,000	$337,471,640

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
MarketBeta® Emerging Markets Equity ETF	$3,795,329	$7,469,187
MarketBeta® International Equity ETF	23,190,769	15,720,641
MarketBeta® U.S. Equity ETF	21,728,976	21,845,340

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Notes to Financial Statements (continued)

August 31, 2023

7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
MarketBeta® Emerging Markets Equity ETF	$—	$2,301,936
MarketBeta® International Equity ETF	99,839,440	73,688,345
MarketBeta® U.S. Equity ETF	351,053,913	151,758,692

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements of Operations.

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8. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2023
MarketBeta® Emerging Markets Equity ETF	$140,256	$3,884,332	$(3,920,111)	$104,477
MarketBeta® International Equity ETF	6,986,472	71,527,014	(76,705,877)	1,807,609
MarketBeta® U.S. Equity ETF	1,947,872	20,884,884	(22,226,945)	605,811

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Distributions paid from:
Ordinary Income	$708,842	$10,832,595	$12,492,359
Realized capital gain	—	—	—
Total taxable distributions	$708,842	$10,832,595	$12,492,359

The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Distributions paid from:
Ordinary Income	$2,556,833	$12,795,314	$6,429,882
Realized capital gain	—	—	—
Total taxable distributions	$2,556,833	$12,795,314	$6,429,882

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GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements (continued)

August 31, 2023

9. TAX INFORMATION (continued)

As of August 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Undistributed ordinary income — net	$305,389	$973,332	$2,559,256
Undistributed long-term capital gains	—	—	—
Total undistributed earnings	$305,389	$973,332	$2,559,256
Capital loss carryforwards:
Perpetual Short-Term	$(174,736)	$(1,532,205)	$(541,006)
Perpetual Long-Term	—	(906,218)	(62,686)
Timing differences (Late Year Ordinary Loss Deferral and Post-October Capital Loss Deferral)	(1,577,217)	(3,249,661)	(6,112,011)
Miscellaneous adjustment	(87,572)	—	—
Unrealized gains (losses) — net	3,090,279	20,655,859	117,588,693
Total accumulated earnings (losses) net	$1,556,143	$15,941,107	$113,432,246

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Tax Cost	$23,305,542	$415,808,079	$897,336,183
Gross unrealized gain	6,363,452	58,017,658	168,081,992
Gross unrealized loss	(3,273,173)	(37,361,799)	(50,493,299)
Net unrealized gains (losses)	$3,090,279	$20,655,859	$117,588,693

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated future contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
MarketBeta® Emerging Markets Equity ETF	$311,473	$(311,473)
MarketBeta® International Equity ETF	$9,367,080	$(9,367,080)
MarketBeta® U.S. Equity ETF	$40,812,510	$(40,812,510)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS MARKETBETA ETFS

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, (or a Reference Index if applicable) including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index Risk — Solactive AG (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an

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GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements (continued)

August 31, 2023

10. OTHER RISKS (continued)

adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specificed size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe BZX Exchange, Inc. and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory

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GOLDMAN SACHS MARKETBETA ETFS

10. OTHER RISKS (continued)

requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

85

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF (three of the Funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MARKETBETA ETFS

Fund Expenses — Six Months ended 8/31/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2023 and held for the six months ended August 31, 2023, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MarketBeta® Emerging Markets Equity ETF				MarketBeta® International Equity ETF				MarketBeta® U.S. Equity ETF
	Beginning Account Value 3/1/2023	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*
Actual based on NAV	$1,000	$1,044.91		$1.86	$1,000	$1,048.29		$1.03	$1,000	$1,149.77		$0.38
Hypothetical 5% return	$1,000	$1,023.39	+	$1.84	$1,000	$1,024.20	+	$1.02	$1,000	$1,024.85	+	$0.36

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
MarketBeta® Emerging Markets Equity ETF	0.36%
MarketBeta® International Equity ETF	0.20
MarketBeta® U.S. Equity ETF	0.07

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GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	69	None

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GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 69	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

89

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs MarketBeta® ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2023, the total amount of income received by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF, from sources within foreign countries and possessions of the United States was $1.2940 and $1.5787 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF was 96.90% and 86.00%, respectively. The total amount of taxes paid by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF to foreign countries was $0.1880 and $0.1438 per share, respectively.

For the year ended August 31, 2023, 0.90% of the dividends paid from net investment company taxable income by the MarketBeta® U.S. Equity ETF qualify as section 199A dividends.

For the fiscal year ended August 31, 2023, 72.94%, 100%, and 99.10% of the dividends paid from net investment company taxable income by the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, and the MarketBeta® U.S. Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2023, 95.81% of the dividends paid from net investment company taxable income by the MarketBeta® U.S. Equity ETF qualify for the dividends received deduction available to corporations.

90

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta Total International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs MarketBeta® Total International Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
Goldman Sachs North American Pipelines & Power Equity ETF
Goldman Sachs Small Cap Core Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs MarketBeta® International Equity ETF, Goldman Sachs MarketBeta® Emerging Markets Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, the Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS United States Large & Mid Cap Index (“Solactive Indexes”) and/ or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Robert Griffith, Secretary* * Effective September 20, 2023

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or Summary Prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the Summary Prospectus, if available, and/or the Prospectus carefully before investing or sending money. The Summary Prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

MarketBeta® and ActiveBeta® are registered trademarks of GSAM.

© 2023 Goldman Sachs. All rights reserved. 341793- OTU-10/2023 MCEQWGETFAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Goldman Sachs Future Thematic Equity ETFs
Goldman Sachs Future Consumer Equity ETF (GBUY)
Goldman Sachs Future Health Care Equity ETF (GDOC)
Goldman Sachs Future Planet Equity ETF (GSFP)
Goldman Sachs Future Real Estate and Infrastructure Equity ETF (GREI)
Goldman Sachs Future Tech Leaders Equity ETF (GTEK)

Goldman Sachs Future Thematic Equity ETFs

∎	GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

∎	GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

∎	GOLDMAN SACHS FUTURE PLANET EQUITY ETF

∎	GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

∎	GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Future Thematic Equity ETFs

Principal Investment Strategies

The Goldman Sachs Future Consumer Equity ETF, the Goldman Sachs Future Health Care Equity ETF, the Goldman Sachs Future Planet Equity ETF and the Goldman Sachs Future Real Estate and Infrastructure Equity ETF (each, a “Fund” and together the “Funds”) seek to achieve their respective investment objectives by investing, under normal circumstances, at least 80% of their net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in U.S. and non-U.S. companies that Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) believes are aligned, at the time the investment is first added to a Fund’s portfolio, with certain key themes (the “Key Themes”). The Goldman Sachs Future Tech Leaders Equity ETF does not use Key Themes within its investment process, but instead seeks to achieve its investment objective by investing in companies that the Investment Adviser believes are driving technological innovation or benefiting from the enablement of technology and have the potential to grow their business over many years.

The Key Themes and related areas of investment may change over time at the sole discretion of the Investment Adviser without prior notice to shareholders. In addition, each Fund is permitted to make investments that are not aligned with the Key Themes. In selecting investments, the Investment Adviser will not seek to allocate a specified portion of the Fund’s portfolio to each particular Key Theme, and the allocation of the Fund’s investments across the Key Themes will vary over time in the Investment Adviser’s sole discretion. Each Fund may not allocate its investments to each Key Theme at all times and an investment may be aligned with multiple Key Themes at the same time.

The Investment Adviser’s belief may be informed by, among other things, company disclosure, third-party research, engagement with the companies, or subjective criteria including the Investment Adviser’s own research, expectations or opinions.

Goldman Sachs Future Consumer Equity ETF

The Goldman Sachs Future Consumer Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser believes are aligned with the Key Themes associated with the different and evolving priorities and spending habits of younger consumers, which include, but are not limited to:

•	Tech-Enabled Consumption

•

Digital Enabler — Companies that provide or help create products, services or technologies in areas including but not limited to Internet and communications infrastructure, digital components and fintech infrastructure.

•

Digital Services — Companies that provide or help create products, services or technologies in areas including but not limited to e-commerce, social media, digital entertainment and gaming, fintech services, mobility and the digital workforce.

•	Lifestyle and Values

•	Consumption — Companies that provide or help create products, services or technologies in areas including but not limited to health and wellness, luxury and sustainable living.

•

Lifestyle — Companies that provide or help create products, services or technologies in areas including but not limited to experiences, health and wellness, sustainable living, education, pet care and childcare.

Goldman Sachs Future Health Care Equity ETF

The Goldman Sachs Future Health Care Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser believes are aligned with the Key Themes associated with innovation in health care, which include, but are not limited to:

•	Genomics — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to sequencing, diagnostic testing and the genomics supply chain.

•	Precision Medicine — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to targeted oncology, gene/cell therapy and rare diseases.

•

Technology-Enabled Procedures — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to robotic surgery and minimally invasive procedures.

1

INVESTMENT PROCESS

•

Digital Healthcare — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to connected devices, digital transformation and online health.

Goldman Sachs Future Planet Equity ETF

The Goldman Sachs Future Planet Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser are aligned with the Key Themes associated with seeking to address environmental problems, which include, but are not limited to:

•

Clean Energy — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to solar energy, wind energy, bioenergy, energy storage, grid services and carbon sequestration.

•

Resource Efficiency — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to electric and autonomous vehicles, sustainable manufacturing, logistics and smart cities.

•	Sustainable Consumption — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to agriculture, food, tourism and fashion.

•

Circular Economy — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to recycling and reuse, waste management and single-use substitution.

•	Water Sustainability — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to water treatment, water distribution and desalination.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

The Goldman Sachs Future Real Estate and Infrastructure Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser are aligned with the Key Themes associated with secular growth drivers for real estate and infrastructure assets, which include, but are not limited to:

•	Technological Innovation — Real estate and infrastructure companies that facilitate technological innovation-driven demand including but not limited to towers and digital storage.

•

Environmental Sustainability — Real estate and infrastructure companies that facilitate environmental sustainability-driven demand drivers in areas including but not limited to utilities enabling energy transition, alternative energy producers, water utilities, energy storage and grid services.

•

New Age Consumer — Real estate and infrastructure companies that facilitate different and evolving priorities and spending habits of younger consumers, including but not limited to logistics, cold storage, transportation infrastructure, self storage, rental housing, leisure hotels and studio office.

•

Future of Health Care — Real estate and infrastructure companies that facilitate health care innovation and aging demographic trends including but not limited to lab office, life science office and senior housing.

Goldman Sachs Future Tech Leaders Equity ETF

The Goldman Sachs Future Tech Leaders Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser believes are driving technological innovation or benefiting from the enablement of technology and have the potential to grow their business over many years.

The Investment Adviser seeks to:

•

Identify companies at various growth stages that are developing differentiated technology to either disrupt existing markets, serve existing markets more efficiently or apply proven business models to new geographies.

•

Invest in companies that use technology to drive long-term compounding revenue growth, as well as more mature technology companies that are evolving their business models to exploit new growth opportunities.

* * *

2

INVESTMENT PROCESS

At the end of the Reporting Period, i.e., the 12-month period ended August 31, 2023, we noted that during the 2022 calendar year, innovation equities — which we define as companies on the right side of long-term secular growth themes — had experienced some of the sharpest declines in the broad equity market. This was, in our view, due to their greater sensitivity to interest rate movements and their starting point of elevated valuations. However, during the 2023 calendar year to date, innovation equities had generally rebounded, driven by key tailwinds, such as the rise of generative artificial intelligence and softening recessionary concerns. We believed at the end of the Reporting Period that going forward, innovation equities were likely to offer higher margins and faster earnings growth than the equity market broadly, and we thought the equities in which the Funds invest could offer even faster earnings growth than market consensus estimates. In our view, innovation equities may also be well-positioned in an inflationary environment given that companies with innovative products typically exert greater pricing power and that inflation encourages businesses to invest in innovative solutions to reduce costs and improve efficiency. Additionally, global events may further accelerate key secular themes, providing additional tailwinds to certain innovation equities, in our opinion.

In our view, active management is especially critical in this environment, as the market was, at the end of the Reporting Period, differentiating between profitable and unprofitable as well as between high-growth, high-margin and high-growth, low-margin stocks. In managing the Funds, we intended to continue following our disciplined process of stock-level due diligence, portfolio construction and risk management. We planned to remain highly focused on understanding the fundamental drivers of the companies in which we consider investing and expected to invest in them only if we have conviction that their business models can be successful over the long term. Additionally, we intended to maintain balanced and diversified allocations across Key Themes, market capitalizations, regions and sectors to avoid concentrated risk exposures.

3

PORTFOLIO RESULTS

Goldman Sachs Future Consumer Equity ETF

Investment Objective

The Goldman Sachs Future Consumer Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 6.84% based on net asset value (“NAV”) and 7.51% based on market price. The Fund’s benchmark, the MSCI All Country World Index Growth Index (the “MSCI ACWI Growth Index”), returned 17.86% during the same period.

The Fund had an NAV of $25.43 per share on August 31, 2022 and ended the Reporting Period with an NAV of $27.17 per share. The Fund’s market price on August 31, 2023 was $27.20 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that may be aligned, at the time a given investment is first added to the Fund’s portfolio, with the key themes associated with the different and evolving priorities and spending habits of younger consumers, which include, but are not limited to, Tech-Enabled Consumption and Lifestyle and Values (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund produced a positive absolute return, as the broad global equity market advanced. At the start of 2023, investors pivoted away from energy stocks and into other segments of the global equity market; energy had been the only sector in the MSCI ACWI Growth Index to generate gains during calendar year 2022. Growth-oriented stocks, in which the Fund holds a considerable position, also performed well during the Reporting Period overall, bolstering the Fund’s absolute performance.

On a relative basis, the Fund underperformed the MSCI ACWI Growth Index during the Reporting Period. The Lifestyle and Values Key Theme detracted from the Fund’s relative performance, though this was offset somewhat by the Tech-Enabled Consumption Key Theme, which contributed positively. Among sub-themes, sustainable consumption detracted most, while digital components and luxury each added to returns. In addition, the Fund was hampered by its limited exposure to certain mega-cap stocks and to stocks that were, in our opinion, already overvalued. Recession worries, driven by high inflation, also dampened the performance of some of the Fund’s holdings among consumer discretionary stocks.

Within sectors, the Fund was hurt by stock selection in the communication services and utilities sectors. On the positive side, the Fund benefited from stock selection in the information technology and consumer staples sectors.

From a country perspective, stock selection in the U.S., Netherlands and China detracted from relative performance. Stock selection in Italy and France added to the Fund’s returns during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Growth Index, the Fund’s overweight positions in American Tower, a real estate investment trust that owns and operates wireless communications and broadcast towers in the U.S.; NextEra Energy, a U.S. electric utility and renewable energy company; and EDP Renovaveis, a Spanish renewable energy company (3.01%, 3.27% and 2.17% of Fund net assets as of August 31, 2023, respectively) detracted most from relative performance. All three stocks generated double-digit negative returns within the MSCI ACWI Growth Index during the Reporting Period.

4

PORTFOLIO RESULTS

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Compared to the MSCI ACWI Growth Index, the Fund was helped most by overweight positions in NVIDIA, a U.S. designer and manufacturer of graphics processors, chipsets and related multimedia software; Meta Platforms, U.S. technology company; and Moncler, an Italian apparel manufacturer (6.10%, 5.10% and 2.48% of Fund net assets as of August 31, 2023, respectively). NVIDIA delivered a triple-digit positive return within the MSCI ACWI Growth Index, while Meta Platforms and Moncler each produced a double-digit positive return within the MSCI ACWI Growth Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 3, 2023, Laura Destribats no longer served as a portfolio manager for the Fund. As of February 2, 2023, Jennifer Sullivan became a portfolio manager for the Fund, joining Alexis Deladerrière, Raj Garigipati and Nathan Lin. Mr. Deladerrière, Mr. Garigipati and Mr. Lin have been portfolio managers for the Fund since 2021. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Growth Index at the end of the Reporting Period?[1]

Sector Name	Fund	MSCI ACWI Growth Index
Communication Services	30.40%	10.95%
Consumer Discretionary	26.54	14.80
Information Technology	14.23	33.36
Financials	5.89	8.52
Consumer Staples	5.52	5.97
Utilities	5.44	0.34
Materials	4.48	2.75
Real Estate	3.01	0.88
Industrials	2.53	9.90
Health Care	1.32	10.78
Energy	0.00	1.75
Cash	0.62	0.00

Q	What was the Fund’s country positioning relative to the MSCI ACWI Growth Index at the end of the Reporting Period?[1]

Country Name	Fund	MSCI ACWI Growth Index
U.S.	61.45%	64.08%
China	8.79	3.18
Italy	5.60	0.31
Taiwan	5.08	1.58
Netherlands	3.56	1.49
France	3.22	3.32
U.K.	2.82	2.26
Hong Kong	2.62	0.58
Portugal	2.17	0.04
Germany	1.88	1.67
South Korea	1.01	1.15
Brazil	0.68	0.53
Singapore	0.48	0.30

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding due to the presence of cash.

5

FUND BASICS

Goldman Sachs Future Consumer Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$27.20
Net Asset Value (NAV)[1]	$27.17

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Amazon.com, Inc.	7.7%	Consumer Discretionary	United States
Alphabet, Inc., Class C	7.1	Communication Services	United States
NVIDIA Corp.	6.1	Information Technology	United States
Meta Platforms, Inc., Class A	5.1	Communication Services	United States
Mastercard, Inc., Class A	5.1	Financials	United States
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3	Information Technology	Taiwan
NextEra Energy, Inc.	3.3	Utilities	United States
LVMH Moet Hennessy Louis Vuitton SE	3.2	Consumer Discretionary	France
Davide Campari-Milano NV	3.1	Consumer Staples	Italy
American Tower Corp. REIT	3.0	Real Estate	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on November 9, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Growth Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Consumer Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 9, 2021 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 9, 2021)	6.84%	-19.15%

Shares based on Market Price (Commenced November 9, 2021)	7.51%	-19.10%

MSCI ACWI Growth Index	17.86%	-6.69%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

7

PORTFOLIO RESULTS

Goldman Sachs Future Health Care Equity ETF

Investment Objective

The Goldman Sachs Future Health Care Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 8.28% based on net asset value (“NAV”) and 8.06% based on market price. The Fund’s benchmark, the MSCI All Country World Index Health Care Index (the “MSCI ACWI Health Care Index”), returned 9.41% during the same period.

The Fund had an NAV of $29.94 per share on August 31, 2022 and ended the Reporting Period with an NAV of $32.42 per share. The Fund’s market price on August 31, 2023 was $32.42 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that may be aligned, at the time a given investment is first added to the Fund’s portfolio, with the key themes associated with innovation in health care, which include, but are not limited to, Genomics, Precision Medicine, Technology-Enabled Procedures and Digital Healthcare (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated a positive absolute return, as ongoing innovation across the health care ecosystem, coupled with demand normalization and a favorable mergers and acquisitions backdrop, fueled gains. In addition, sectors that had lagged during 2022, including health care, generally rebounded in 2023, adding further to the Fund’s absolute performance.

Relative to the MSCI ACWI Health Care Index, the Fund underperformed during the Reporting Period. These results can be largely attributed to persistent inflation, elevated interest rates, recession concerns and elongated supply-chain disruptions. Given that the Fund is primarily invested in what we consider the most innovative parts of the health care ecosystem, it is acutely sensitive to rising interest rates and inflation. When inflation is heightened, investors tend to apply a steeper discount to future earnings, which can hurt the growth outlook for innovative companies. In addition, the MSCI ACWI Health Care Index’s market capitalization weighting skews towards the more defensive parts of the health care ecosystem, which remained resilient relative to innovation equities during the Reporting Period.

Two of the Fund’s four Key Themes detracted from relative returns during the Reporting Period. The largest detractor was Genomics, which was hurt by a slowdown in COVID-19-related business segments and revenues amid waning demand for COVID-19 vaccines and diagnostic supplies. On the positive side, the Fund was helped by its two other Key Themes. Precision Medicine added most to relative performance, driven primarily by the development of novel drugs and treatments for chronic diseases, such as diabetes and Alzheimer’s disease. Within sub-themes, genomics supply chain detracted most from relative performance. The chronic diseases sub-theme contributed most positively to results.

From an industry perspective, the Fund was hampered by stock selection and an overweight position versus the MSCI ACWI Health Care Index in biotechnology. Biotechnology, which is generally considered the growth engine of the health care ecosystem, was weak amid elevated interest rates. On the positive side, the Fund was aided by its lack of exposure to health care providers and services as well as by stock selection among leading pharmaceutical companies.

From a country perspective, stock selection and an underweight position relative to the MSCI ACWI Health Care Index in Denmark detracted from the Fund’s relative returns. The Fund benefited from stock selection in and an overweight allocation to the U.S., as well as from an underweight position in China, during the Reporting Period.

8

PORTFOLIO RESULTS

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Health Care Index, the Fund was hurt by its lack of exposure to Novo Nordisk, a Danish pharmaceutical company, as well as by overweight positions in Insulet, a U.S. medical device company that specializes in insulin-delivery systems, and 2seventy Bio, a U.S. immuno-oncology cell therapy company (0.00%,[1] 2.33% and 0.41% of Fund net assets as of August 31, 2023, respectively). During the Reporting Period, Novo Nordisk posted a double-digit positive return within the MSCI ACWI Health Care Index. Insulet and 2seventy Bio each generated a double-digit negative return within the MSCI ACWI Health Care Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Health Care Index, the Fund benefited most from an overweight position in Intuitive Surgical, a U.S. company that develops, manufactures and markets robotic products for minimally invasive surgery, as well as from its lack of exposure to United Health Group. a U.S. managed health care and insurance company, and Pfizer, a U.S. pharmaceutical and biotechnology company (5.05%, 0.00%[1] and 0.00%[1] of Fund net assets as of August 31, 2023, respectively). During the Reporting Period, Intuitive Surgical delivered a double-digit positive return within the MSCI ACWI Health Care Index. United Health Group recorded a single-digit negative return, and Pfizer produced a double-digit negative return within the MSCI ACWI Health Care Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 18, 2023, Anant Padmanabhan no longer served as a portfolio manager for the Fund. Jenny Chang and Raj Garigipati continued to serve as portfolio managers for the Fund. Ms. Chang and Mr. Garigipati have been portfolio managers for the Fund since 2021. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s industry positioning relative to the MSCI ACWI Health Care Index at the end of the Reporting Period?[2]

Industry Name	Fund	MSCI ACWI Health Care Index
Health Care Equipment and Supplies	29.34%	17.71%
Biotechnology	28.37	14.44
Pharmaceuticals	22.28	41.58
Life Sciences Tools and Services	12.32	10.33
Health Care Technology	2.31	0.52
Electronic Equipment Instruments and Components	2.03	0.00
Office Real Estate Investment Trusts	1.66	0.00
Health Care Providers & Services	0.00	15.42
Cash	1.69	0.00

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

9

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the MSCI ACWI Health Care Index at the end of the Reporting Period?[2]

Country Name	Fund	MSCI ACWI Health Care Index
U.S.	81.8%	69.17%
Japan	6.01	4.10
U.K.	5.29	3.97
Australia	2.86	1.50
Denmark	1.76	4.66
Belgium	1.00	0.53
Switzerland	0.80	7.22
France	0.61	2.69
Brazil	0.00	0.15
China	0.00	1.47
Finland	0.00	0.06
Germany	0.00	1.87
Hungary	0.00	0.05
India	0.00	0.70
Indonesia	0.00	0.03
Israel	0.00	0.14
Italy	0.00	0.16
Malaysia	0.00	0.05
Netherlands	0.00	0.28
New Zealand	0.00	0.15
Saudi Arabia	0.00	0.13
South Korea	0.00	0.51
South Africa	0.00	0.05
Spain	0.00	0.05
Sweden	0.00	0.10
Taiwan	0.00	0.04
Thailand	0.00	0.18

[2]	Country and industry classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and industry allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding due to the presence of cash.

10

FUND BASICS

Goldman Sachs Future Health Care Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$32.42
Net Asset Value (NAV)[1]	$32.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Eli Lilly & Co.	7.9%	Health Care	United States
Boston Scientific Corp.	5.5	Health Care	United States
Intuitive Surgical, Inc.	5.1	Health Care	United States
AstraZeneca PLC	5.0	Health Care	United Kingdom
Biogen, Inc.	3.5	Health Care	United States
Chugai Pharmaceutical Co. Ltd.	3.2	Health Care	Japan
Seagen, Inc.	3.0	Health Care	United States
Dexcom, Inc.	3.0	Health Care	United States
Gilead Sciences, Inc.	2.9	Health Care	United States
BioMarin Pharmaceutical, Inc.	2.9	Health Care	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on November 9, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Health Care Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Health Care Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 9, 2021 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 9, 2021)	8.28%	-10.57%

Shares based on Market Price (Commenced November 9, 2021)	8.06%	-10.57%

MSCI ACWI Health Care Index	9.41%	-1.42%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

12

PORTFOLIO RESULTS

Goldman Sachs Future Planet Equity ETF

Investment Objective

The Goldman Sachs Future Planet Equity ETF (the “Fund”) seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.13% based on net asset value (“NAV”) and 0.26% based on market price. The Fund’s benchmark, the MSCI All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), returned 13.95% during the same period.

The Fund had an NAV of $30.23 per share on August 31, 2022 and ended the Reporting Period with an NAV of $30.15 per share. The Fund’s market price on August 31, 2023 was $30.11 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation by investing in companies that may be associated, at the time a given investment is first added to the Fund’s portfolio, with seeking to address environmental problems, which include, but are not limited to, Clean Energy, Resource Efficiency, Sustainable Consumption, Circular Economy and Water Sustainability (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated a slightly positive absolute return, with gains limited by a broad-based sell-off among clean energy and clean technology stocks. The decline was driven by slowing growth and earnings per share due to tough supply and demand fundamentals, certain end markets experiencing a destocking cycle, rising interest rates and increased geopolitical risk factors that dampened sentiment about Asian supply chains. (Destocking refers to the process of reducing inventory or of stocking less.)

On a relative basis, the Fund underperformed the MSCI ACWI Index during the Reporting Period overall. U.S. large-cap technology stocks drove more than 50% of MSCI ACWI Index returns between the beginning of 2023 and the end of the Reporting Period. However, the Fund had no exposure to that market segment because it is not aligned with any of the Fund’s Key Themes.

Among Key Themes, Sustainable Consumption, Clean Energy and Circular Economy detracted from relative performance, while Resource Efficiency and Water Sustainability contributed positively during the Reporting Period. Food and agriculture was the leading detractor among sub-themes, and smart cities was the most successful sub-theme during the Reporting Period.

Regarding sectors, stock selection in information technology, especially U.S. large-cap companies, had a negative impact on the Fund’s relative results. In addition, the Fund’s lack of exposure to real estate, which does not align with the Key Themes, also hampered its performance. Overweight positions versus the MSCI ACWI Index in materials, industrials and utilities, which were hurt more than other sectors by supply-chain disruptions, inflation and rising interest rates, detracted further from the Fund’s relative returns.

From a country perspective, the Fund’s allocation to the U.S. hurt its relative performance most given the rally in the information technology sector during the Reporting Period. Also detracting was stock selection in the Netherlands, specifically an investment in a bioscience company that was struggling amid restocking challenges and the completion of a merger. On the positive side, the Fund benefited from stock selection in Italy and Switzerland. In Switzerland, stock selection driven by the grid services and smart cities sub-themes was particularly advantageous.

13

PORTFOLIO RESULTS

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Index, the Fund was hampered by its overweight positions in DSM Firmenich, a Swiss-Dutch health, nutrition and bioscience company; Wolfspeed, a U.S. developer and manufacturer of wide bandgap semiconductors; and NextEra Energy, a U.S. electric utility and renewable energy company (3.76%, 0.83% and 3.14% of Fund net assets as of August 31, 2023, respectively). All three stocks produced double-digit negative returns within the MSCI ACWI Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Index, the Fund benefited most from overweight positions in Enel, an Italian company involved in electricity generation and distribution as well as natural gas distribution; Schneider Electric, a French company engaged in energy and automation digital solutions for efficiency and sustainability; and Infineon Technologies, a German semiconductor manufacturer (4.23%, 3.36% and 3.15% of Fund net assets as of August 31, 2023, respectively). Each of these stocks recorded a double-digit positive return within the MSCI ACWI Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 1, 2023, Saurabh Jain became a portfolio manager for the Fund, joining Alexis Deladerrière and Raj Garigipati. Mr. Deladerrière and Mr. Garigipati have been portfolio managers for the Fund since 2021. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[1]

Sector Name	Fund	MSCI ACWI Index

Industrials	34.82%	10.45%
Materials	24.89	4.48
Information Technology	16.61	22.06
Utilities	12.50	2.63
Health Care	3.68	11.76
Consumer Staples	2.39	7.15
Consumer Discretionary	1.90	11.32
Communication Services	0.00	7.51
Energy	0.00	4.90
Financials	0.00	15.42
Real Estate	0.00	2.33
Cash	3.22	0.00

Q	What was the Fund’s country positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[1]

Country Name	Fund	MSCI ACWI Index

U.S.	41.96%	62.21%

Japan	9.95	5.49

Netherlands	5.58	1.06

Denmark	4.48	0.78

China	4.48	3.10

France	4.33	2.97

Italy	4.23	0.63

Switzerland	4.13	2.45

Spain	3.99	0.63

U.K.	3.18	3.53

Germany	3.15	2.06

Ireland	2.67	0.50

Taiwan	2.05	1.56

Belgium	1.03	0.23

Norway	0.83	0.16

Sweden	0.70	0.75
Australia	0.05	1.82

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending vehicle represented 0.80% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

14

FUND BASICS

Goldman Sachs Future Planet Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$30.11
Net Asset Value (NAV)[1]	$30.15

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Enel SpA	4.2%	Utilities	Italy
Iberdrola SA	4.0	Utilities	Spain
DSM-Firmenich AG	3.8	Materials	Switzerland
Danaher Corp.	3.7	Health Care	United States
Contemporary Amperex Technology Co. Ltd., Class A	3.4	Industrials	China
Schneider Electric SE	3.4	Industrials	United States
Waste Management, Inc.	3.4	Industrials	United States
Ecolab, Inc.	3.2	Materials	United States
DS Smith PLC	3.2	Materials	United Kingdom
Infineon Technologies AG	3.2	Information Technology	Germany

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACH FUTURE PLANET EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on July 13, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Planet Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 13, 2021 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced July 13, 2021)	0.13%	-11.92%

Shares based on Market Price (Commenced July 13, 2021)	0.26%	-11.98%

MSCI ACWI Index	13.95%	-1.99%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

16

PORTFOLIO RESULTS

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

Investment Objective

The Goldman Sachs Future Real Estate and Infrastructure Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.77% based on net asset value (“NAV”) and -4.15% based on market price. The Fund’s benchmark, which is comprised 50% of FTSE Global Core Infrastructure 50/50 Index and 50% of FTSE EPRA Nareit Developed Index (the “Index”), returned -5.10% during the same period.

The Fund had an NAV of $34.25 per share on August 31, 2022 and ended the Reporting Period with an NAV of $32.32 per share. The Fund’s market price on August 31, 2023 was $32.19 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that may be aligned, at the time a given investment is first added to the Fund’s portfolio, with the key themes associated with secular growth drivers for real estate and infrastructure assets, which include, but are not limited to, Technological Innovation, Environmental Sustainability, New Age Consumer and Future of Health Care (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated a negative absolute return, as real estate and infrastructure equities, which tend to be characterized by steady compounding growth, lagged the strong rally in growth-oriented, technology-focused stocks.

On a relative basis, the Fund outperformed the Index during the Reporting Period, benefiting from its focus on sectors exposed to secular growth and its avoidance of sectors we consider to be on the wrong side of disruption. For example, the Fund was helped by its smaller allocation than the Index in retail and office real estate investment trusts (“REITs”), which generally posted negative returns during the Reporting Period, and by its selective exposure to health care real estate securities, which performed well overall. That said, at the sector level as a whole, the Fund benefited most during the Reporting Period from its allocation to utilities. The utilities sector outperformed the broader equity market during the Reporting Period, as many investors adopted defensive stances heading into 2023. Conversely, the Fund was hurt by its underweight position compared to the Index in hotel real estate securities, which gained on positive U.S. employment news, driven by an increase in nonfarm payrolls, led, in turn, by leisure, hospitality, professional and business services.

Among Key Themes, New Age Consumer contributed most positively to the Fund’s relative returns during the Reporting Period, as young consumers, with different lifestyles and values from previous generations, fueled demand for experiences over things. The Fund’s three other Key Themes detracted from relative results. Tech Innovation was the weakest performing Key Theme during the Reporting Period, as central bank interest rate hikes put downward pressure on sectors with longer-duration assets, such as telecommunications towers. (Duration is a measure of interest rate sensitivity.) Among sub-themes, the Fund’s best performer was increased leisure time, while its most notable detractor was digitization.

On the country level, an overweight exposure relative to the Index in France contributed most positively to the Fund’s relative returns. European utilities performed well amid relatively milder weather, which reduced energy demand and calmed fears about potential shortages. However, an underweight position in Japan weighed on the Fund’s performance, as Japanese stocks rose in line with global equities on expectations of the potential peaking of inflation in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. Additionally, as Japan relaxed entry rules from China, inbound tourism saw a sharp recovery, with the number of foreign visitors reaching 60% of pre-COVID levels.

17

PORTFOLIO RESULTS

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the Index, the Fund benefited most from overweight positions in VINCI, a French infrastructure and construction firm; ENGIE, a France-based power, gas and infrastructure company; and Veolia Environnement, a French environmental management services provider (2.00%, 1.54% and 1.56% of Fund net assets as of August 31, 2023, respectively). Each of these stocks generated a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the Index, the Fund’s overweight positions in American Tower, a REIT that owns and operates wireless communications and broadcast towers in the U.S.; SBA Communications, a U.S. provider of wireless communications infrastructure; and Eversource Energy, a U.S. utility company that provides electricity, natural gas and water services (3.70%, 2.50% and 1.72% of Fund net assets as of August 31, 2023, respectively) detracted most from relative performance. All three stocks recorded double-digit negative returns within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund	Index
Real Estate	53.35%	52.88%
Utilities	24.79	25.34
Industrials	13.56	15.21
Energy	2.28	5.45
Communication Services	2.16	1.04
Health Care	1.51	0.06
Materials	1.26	0.00
Financials	0.00	0.02
Consumer Discretionary	0.00	0.00
Cash	1.08	0.00

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund	Index
U.S.	62.07%	58.07%
U.K.	10.31	3.59
Australia	5.81	4.75
France	5.11	1.18
Spain	3.97	1.83
Japan	2.87	6.59
Italy	2.33	0.60
Germany	1.71	1.10
Canada	1.51	5.49
Thailand	1.28	1.03
Netherlands	1.19	0.29
Denmark	0.77	0.00
Cash	1.08	0.00

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by FTSE Russell Group. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding due to the presence of cash.

18

FUND BASICS

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$32.19
Net Asset Value (NAV)[1]	$32.32

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country
Prologis, Inc. REIT	5.6%	Real Estate	United States
Transurban Group	4.3	Industrials	Australia
National Grid PLC	4.1	Utilities	United Kingdom
NextEra Energy, Inc.	3.9	Utilities	United States
Equinix, Inc. REIT	3.7	Real Estate	United States
American Tower Corp. REIT	3.7	Real Estate	United States
AvalonBay Communities, Inc. REIT	2.8	Real Estate	United States
Alexandria Real Estate Equities, Inc. REIT	2.8	Real Estate	United States
Welltower, Inc. REIT	2.7	Real Estate	United States
Digital Realty Trust, Inc. REIT	2.6	Real Estate	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on November 9, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the 50% FTSE Global Core Infrastructure 50/50 Index and 50% FTSE EPRA Nareit Developed Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 9, 2021 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 9, 2021)	-3.77%	-9.66%

Shares based on Market Price (Commenced November 9, 2021)	-4.15%	-9.86%

50% FTSE Global Core Infrastructure 50/50 Index and 50% FTSE EPRA Nareit Developed Index	-5.10%	-7.13%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

20

PORTFOLIO RESULTS

Goldman Sachs Future Tech Leaders Equity ETF

Investment Objective

The Goldman Sachs Future Tech Leaders Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective June 1, 2023, the Fund’s secondary benchmark changed from the custom MSCI ACWI Select Information Technology + Communication Services + Internet & Direct Marketing Retail (Excluding >$100B Market Capitalization) Index to the custom MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index. Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 4.05% based on net asset value (“NAV”) and 4.09% based on market price. The Fund’s primary benchmark, the MSCI All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), returned 13.95% during the same period. The Fund’s new secondary benchmark, which returned 10.12% during the Reporting Period, is comprised of those companies classified within the information technology sector and communication services sector within the MSCI ACWI Index and excludes companies with a market capitalization more than $100 billion.

The Fund had an NAV of $24.12 per share on August 31, 2022 and ended the Reporting Period with an NAV of $25.09 per share. The Fund’s market price on August 31, 2023 was $25.06 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that, at the time a given investment is first added to the Fund’s portfolio, are driving technological innovation or benefiting from the enablement of technology and have the potential to grow their business over many years.

During the Reporting Period, the Fund recorded a positive absolute return, as global information technology stocks advanced. The gains were driven primarily by rising investor enthusiasm around generative artificial intelligence (“AI”) as well as by resilient fundamentals and corporate earnings. Easing market concerns about interest rates provided an additional tailwind for the sector overall and for large-cap and mid-cap companies in particular. Investors continued to focus on identifying early winners among semiconductor companies and public cloud companies that offered technologies critical for the buildout of AI. (A public cloud company provides computing resources to users over the public internet.) Moreover, multiple compression during 2022 appeared to have created compelling investment opportunities across the information technology sector, though stock dispersion continued to be a factor. (Multiple compression is when a company’s multiples, such as the price/earnings ratio, is reduced due to increased earnings without an increase in stock price. Stock dispersion is a measure of how much a stock’s return differs from the market average; the higher the dispersion, the riskier the investment is considered.)

On a relative basis, the Fund underperformed the MSCI ACWI Index during the Reporting Period. The underperformance can be attributed to persistent inflation, elevated interest rates, recessionary concerns and China’s weaker than market expected economic recovery. Overall, growth stocks tend to be sensitive to interest rate movements, and as interest rates rose during the Reporting Period, investors seemed to retreat from more growth-oriented sectors into more value- and defensive-oriented sectors. This trend was exacerbated by sticky inflation data that heightened investors’ recessionary concerns, further increasing the appeal of more defensive positioning. Additionally, investors may have been discouraged by the weak macroeconomic recovery in China following the reopening of that country’s economy. Lastly, large-cap equities broadly outperformed equities further down the market capitalization spectrum, which benefited market-cap weighted indices and contributed to the relative

21

PORTFOLIO RESULTS

underperformance of the Fund, which focuses on small-cap and mid-cap equities.

From a sector perspective, the Fund’s overweight compared to the MSCI ACWI Index in information technology hurt relative performance the most, with exposure to China a notable detractor. The Fund benefited from stock selection and an underweight position in the consumer discretionary sector.

As for countries, stock selection in the U.S., along with an overweight position in China, detracted from the Fund’s relative returns during the Reporting Period. The Fund’s lack of exposure to large-cap and mega-cap U.S. stocks was the primary driver of its relative underperformance. On the positive side, the Fund was helped by stock selection in Taiwan and by an overweight allocation versus the MSCI ACWI Index to Argentina.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was hindered by its exposure to U.S.-based BILL Holdings, a provider of software-as-a-service, cloud-based payments, and spending and expense management products; NVIDIA, a U.S. supplier of AI hardware and software; and Silergy, a China-headquartered semiconductor manufacturer (0.00%,[1] 0.00% and 0.86% of Fund net assets as of August 31, 2023, respectively.) All three stocks posted single-digit negative returns within the MSCI ACWI Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Compared to the Index, the Fund benefited most from its exposure to HubSpot, a U.S. provider of cloud-based marketing, sales and consumer services platforms; AppLovin, a creator of software platforms for mobile application developers to enhance the marketing and monetization of their applications; and MercadoLibre, an Argentina-based operator of online marketplaces dedicated to e-commerce and online auctions (2.76%, 2.11% and 2.57% of Fund net assets as of August 31, 2023, respectively). During the Reporting Period, HubSpot recorded a single-digit positive return with the MSCI ACWI Index. AppLovin and MercadoLibre each recorded a modest positive return within the MSCI ACWI Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[2]

Sector Name	Fund	MSCI ACWI Index

Information Technology	71.14%	22.06%
Communication Services	12.34	7.51
Consumer Discretionary	5.41	11.32
Financials	3.81	15.42
Industrials	3.46	10.45
Real Estate	1.43	2.33
Health Care	1.02	11.76
Consumer Staples	0.00	7.15
Energy	0.00	4.90
Materials	0.00	4.48
Utilities	0.00	2.63
Cash	1.39	0.00

[1]	Some weights are 0.00% at August 31, 2023 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

22

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the MSCI AWCI Index at the end of the Reporting Period?[2]

Country Name	Fund	MSCI ACWI Index
U.S.	61.10%	62.21%
Taiwan	9.81	1.56
China	9.62	3.10
Japan	6.68	5.49
Argentina	2.57	0.10
Netherlands	2.47	1.06
Spain	1.70	0.63
Germany	1.47	2.06
South Korea	1.39	1.27
Australia	1.20	1.82
Singapore	0.58	0.34
Austria	0.00	0.04
Belgium	0.00	0.23
Brazil	0.00	0.55
Canada	0.00	2.82
Chile	0.00	0.05
Colombia	0.00	0.01
Czech Republic	0.00	0.02
Denmark	0.00	0.78
Egypt	0.00	0.01
Finland	0.00	0.21
France	0.00	2.97
Greece	0.00	0.05
Hong Kong	0.00	0.57
Hungary	0.00	0.03
India	0.00	1.54
Indonesia	0.00	0.21
Ireland	0.00	0.50
Israel	0.00	0.16
Italy	0.00	0.63
Kuwait	0.00	0.09
Malaysia	0.00	0.15
Mexico	0.00	0.29
New Zealand	0.00	0.05
Norway	0.00	0.16
Peru	0.00	0.03
Philippines	0.00	0.06
Poland	0.00	0.09
Portugal	0.00	0.05
Qatar	0.00	0.09
Saudi Arabia	0.00	0.44
South Africa	0.00	0.33
Sweden	0.00	0.75
Switzerland	0.00	2.45
Thailand	0.00	0.21
Turkey	0.00	0.07
United Arab Emirates	0.00	0.14
U.K.	0.00	3.53

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending vehicle represented 0.00% of the Fund’s net assets as of August 31, 2023. Figures above may not sum to 100% due to rounding due to the presence of cash.

23

FUND BASICS

Goldman Sachs Future Tech Leaders Equity ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$25.06
Net Asset Value (NAV)[1]	$25.09

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	Line of Business	Country

Workday, Inc., Class A	3.3%	Information Technology	United States
KLA Corp.	3.1	Information Technology	United States
Marvell Technology, Inc.	3.0	Information Technology	United States
Motorola Solutions, Inc.	2.8	Information Technology	United States
HubSpot, Inc.	2.8	Information Technology	United States
Datadog, Inc., Class A	2.6	Information Technology	United States
MercadoLibre, Inc.	2.6	Consumer Discretionary	Brazil
NetEase, Inc.	2.4	Communication Services	China
United Microelectronics Corp.	2.3	Information Technology	Taiwan
Dynatrace, Inc.	2.3	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 14, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Index, and the Fund’s secondary custom benchmark, MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Tech Leaders Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 14, 2021 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 14, 2021)	4.05%	-21.37%

Shares based on Market Price (Commenced September 14, 2021)	4.09%	-21.42%

MSCI ACWI Index	13.95%	-1.76%

MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index	10.12%	-11.18%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Goldman Sachs Future Consumer Equity ETF

MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets and 24 emerging markets countries.

Goldman Sachs Future Health Care ETF

MSCI ACWI Health Care Index includes large and mid cap securities across 23 developed markets and 24 emerging markets countries.

Goldman Sachs Future Planet Equity ETF

MSCI ACWI Index captures large, mid and small cap representation across 23 developed markets and 24 emerging markets countries.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

50% FTSE Global Core Infrastructure 50/50 Index give participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors.

50% FTSE EPRA Nareit Developed Index is designed to represent general trends in eligible real estate equities worldwide.

Goldman Sachs Future Tech Leaders Equity ETF

MSCI ACWI Index captures large, mid and small cap representation across 23 developed markets and 24 emerging markets countries.

MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index is comprised of those companies classified within the Information Technology sector and Communication Services sector within the MSCI ACWI Index and excludes companies with a market capitalization over $100 billion.

26

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.4%
Communication Services – 30.4%
80,378	Alphabet, Inc., Class C*	$11,039,918
82,112	Bumble, Inc., Class A*	1,377,839
47,131	CTS Eventim AG & Co. KGaA (Germany)	2,941,335
25,726	Electronic Arts, Inc.	3,086,606
44,783	Live Nation Entertainment, Inc.*	3,785,507
26,942	Meta Platforms, Inc., Class A*	7,971,868
9,758	NAVER Corp. (South Korea)	1,583,576
110,160	NetEase, Inc. (China)	2,301,044
20,063	Sea Ltd. ADR (Singapore)*	754,971
63,143	Snap, Inc., Class A*	653,530
98,247	Tencent Holdings Ltd. (China)	4,071,830
32,633	T-Mobile US, Inc.*	4,446,246
41,678	Walt Disney Co. (The)*	3,487,615

		47,501,885

Consumer Discretionary – 26.6%
87,256	Amazon.com, Inc.*	12,042,201
23,781	Basic-Fit NV (Netherlands)*(a)	726,830
10,415	Etsy, Inc.*	766,231
158,716	Farfetch Ltd., Class A (United Kingdom)*(b)	452,341
44,629	Foot Locker, Inc.	875,621
5,929	LVMH Moet Hennessy Louis Vuitton SE (France)	5,033,490
201,194	Meituan, Class B (China)*(a)	3,296,895
2,028	MercadoLibre, Inc. (Brazil)*	2,783,146
56,961	Moncler SpA (Italy)	3,872,570
44,026	NIKE, Inc., Class B	4,477,884
660,939	Samsonite International SA*(a)	2,212,472
241,626	Shenzhou International Group Holdings Ltd. (China)	2,480,428
5,901	Ulta Beauty, Inc.*	2,449,092

		41,469,201

Consumer Staples – 5.5%
866,367	Budweiser Brewing Co. APAC Ltd. (China)(a)	1,878,183
372,560	Davide Campari-Milano NV (Italy)	4,880,602
6,735	Oddity Tech Ltd., Class A (Israel)*(b)	280,109
103,068	Proya Cosmetics Co. Ltd., Class A (China)	1,582,448

		8,621,342

Financials – 5.9%
1,553	Adyen NV (Netherlands)*(a)	1,302,087
19,140	Mastercard, Inc., Class A	7,897,929

		9,200,016

Health Care – 1.3%
12,526	Illumina, Inc.*	2,069,546

Industrials – 2.5%
113,138	Experian PLC	3,959,684

Common Stocks – (continued)
Information Technology – 14.2%
19,643	Apple, Inc.	3,690,330
745,725	Locaweb Servicos de Internet SA (Brazil)(a)	1,064,902
58,835	MediaTek, Inc. (Taiwan)	1,302,456
19,322	NVIDIA Corp.	9,536,373
384,742	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,632,546

		22,226,607

Materials – 4.5%
63,658	Ball Corp.	3,466,178
38,252	DSM-Firmenich AG (Switzerland)	3,535,157

		7,001,335

Real Estate – 3.0%
25,964	American Tower Corp. REIT	4,707,792

Utilities – 5.5%
184,890	EDP Renovaveis SA (Spain)	3,392,333
76,521	NextEra Energy, Inc.	5,111,603

		8,503,936

TOTAL COMMON STOCKS
(Cost $161,557,638)		$155,261,344

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $161,557,638)		$155,261,344

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
747,637	5.234%	$747,637
(Cost $747,637)

TOTAL INVESTMENTS – 99.9%
(Cost $162,305,275)		$156,008,981

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		199,549

NET ASSETS – 100.0%		$156,208,530

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Schedule of Investments (continued)

August 31, 2023

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.3%
Denmark – 1.7%
51,327	Genmab A/S ADR (Health Care)*	$1,965,311

France – 0.6%
2,411	Sartorius Stedim Biotech (Health Care)	685,858

Italy – 1.1%
37,056	Stevanato Group SpA (Health Care)	1,187,274

Japan – 6.0%
115,978	Chugai Pharmaceutical Co. Ltd. (Health Care)	3,550,599
18,565	Hoya Corp. (Health Care)	2,060,086
60,307	Kyowa Kirin Co. Ltd. (Health Care)	1,106,225

		6,716,910

Netherlands – 1.0%
2,227	Argenx SE ADR (Health Care)*	1,119,045

Switzerland – 0.8%
1,625	Lonza Group AG (Health Care)	899,477

United Kingdom – 5.3%
41,396	AstraZeneca PLC (Health Care)	5,592,750
108,317	Oxford Nanopore Technologies PLC (Health Care)*	326,664

		5,919,414

United States – 81.8%
87,574	2seventy bio, Inc. (Health Care)*	454,509
6,932	Agilent Technologies, Inc. (Health Care)	839,257
15,965	Alexandria Real Estate Equities, Inc. REIT (Real Estate)	1,857,368
4,597	Align Technology, Inc. (Health Care)*	1,701,534
8,456	Alnylam Pharmaceuticals, Inc. (Health Care)*	1,672,766
10,722	Axonics, Inc. (Health Care)*	614,371
13,043	Beam Therapeutics, Inc. (Health Care)*	302,337
14,487	Biogen, Inc. (Health Care)*	3,873,244
35,133	BioMarin Pharmaceutical, Inc. (Health Care)*	3,210,453
113,839	Boston Scientific Corp. (Health Care)*	6,140,476
52,004	Bristol-Myers Squibb Co. (Health Care)	3,206,047
8,216	Cooper Cos., Inc. (The) (Health Care)	3,039,838
18,054	CSL Ltd. (Health Care)	3,198,298
6,358	Cytokinetics, Inc. (Health Care)*	222,148
9,119	Danaher Corp. (Health Care)	2,416,535
32,623	Dexcom, Inc. (Health Care)*	3,294,271
25,867	Edwards Lifesciences Corp. (Health Care)*	1,978,049
15,872	Eli Lilly & Co. (Health Care)	8,796,262
25,262	Exact Sciences Corp. (Health Care)*	2,113,672
42,258	Gilead Sciences, Inc. (Health Care)	3,231,892
34,086	Halozyme Therapeutics, Inc. (Health Care)*	1,450,700
3,250	IDEXX Laboratories, Inc. (Health Care)*	1,662,082
12,760	Illumina, Inc. (Health Care)*	2,108,207
13,599	Insulet Corp. (Health Care)*	2,607,064

Common Stocks – (continued)
United States – (continued)
18,051	Intuitive Surgical, Inc. (Health Care)*	$5,644,187
3,852	iRhythm Technologies, Inc. (Health Care)*	398,181
2,088	Mettler-Toledo International, Inc. (Health Care)*	2,533,746
7,676	MoonLake Immunotherapeutics (Health Care)*	441,907
26,683	Neurocrine Biosciences, Inc. (Health Care)*	2,905,512
13,599	Novanta, Inc. (Information Technology)*	2,270,761
13,366	Sarepta Therapeutics, Inc. (Health Care)*	1,617,420
16,334	Seagen, Inc. (Health Care)*	3,365,947
3,251	Shockwave Medical, Inc. (Health Care)*	716,488
15,916	Ultragenyx Pharmaceutical, Inc. (Health Care)*	585,550
12,388	Veeva Systems, Inc., Class A (Health Care)*	2,585,376
6,825	West Pharmaceutical Services, Inc. (Health Care)	2,777,092
24,799	Zimmer Biomet Holdings, Inc. (Health Care)	2,954,057
13,968	Zoetis, Inc. (Health Care)	2,661,044

		91,448,648

TOTAL INVESTMENTS – 98.3%
(Cost $109,924,337)		$109,941,937

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		1,898,708

NET ASSETS – 100.0%		$111,840,645

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The below table represents the sector breakdown of investments as a percentage of total market value of the Fund.

Sector Name	% of Market Value

Health Care	96.2%
Information Technology	2.1
Real Estate	1.7

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 96.6%
Australia – 0.0%
590,949	Carbon Revolution Ltd. (Consumer Discretionary)*	$65,064

Belgium – 1.0%
55,405	Umicore SA (Materials)	1,471,475

China – 4.5%
149,788	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	4,868,084
1,803,246	Xinyi Solar Holdings Ltd. (Information Technology)	1,506,202

		6,374,286

Denmark – 4.5%
39,008	Chr Hansen Holding A/S (Materials)	2,552,836
50,642	Novozymes A/S, Class B (Materials)	2,201,361
25,045	Orsted AS (Utilities)(a)	1,613,877

		6,368,074

France – 1.0%
40,181	Imerys SA (Materials)	1,371,985

Germany – 3.1%
125,075	Infineon Technologies AG (Information Technology)	4,481,793

Ireland – 2.7%
44,740	Kingspan Group PLC (Industrials)	3,791,453

Italy – 4.2%
893,357	Enel SpA (Utilities)	6,021,249

Japan – 9.9%
21,953	Daikin Industries Ltd. (Industrials)	3,803,719
51,175	Horiba Ltd. (Information Technology)	2,665,171
7,306	Keyence Corp. (Information Technology)	3,037,120
73,110	Kurita Water Industries Ltd. (Industrials)	2,853,894
34,111	NIDEC Corp. (Industrials)	1,788,200

		14,148,104

Netherlands – 1.8%
62,169	Aalberts NV (Industrials)	2,591,720

Norway – 0.8%
975,479	Aker Carbon Capture ASA (Industrials)*	1,129,804
146,428	Circa Group AS (Materials)*	55,063

		1,184,867

Spain – 4.0%
477,155	Iberdrola SA (Utilities)	5,675,968

Sweden – 0.4%
62,049	Re:NewCell AB (Materials)*(b)	524,163

Switzerland – 7.9%
77,980	ABB Ltd. (Industrials)	2,974,408
57,867	DSM-Firmenich AG (Materials)	5,347,928

Common Stocks – (continued)
Switzerland – (continued)
10,213	Sika AG (Materials)	2,895,370

		11,217,706

Taiwan – 2.0%
268,299	Delta Electronics, Inc. (Information Technology)	2,914,966

United Kingdom – 3.2%
1,141,063	DS Smith PLC (Materials)	4,515,543

United States – 45.6%
9,537	Albemarle Corp. (Materials)	1,895,097
25,970	Aptiv PLC (Consumer Discretionary)*	2,634,657
76,300	Ball Corp. (Materials)	4,154,535
140,905	Bloom Energy Corp., Class A (Industrials)*	2,112,166
19,730	Danaher Corp. (Health Care)	5,228,450
53,300	Danimer Scientific, Inc. (Materials)*(b)	103,935
47,437	Darling Ingredients, Inc. (Consumer Staples)*	2,929,709
46,642	DocuSign, Inc. (Information Technology)*	2,346,093
24,899	Ecolab, Inc. (Materials)	4,576,685
54,446	Energy Recovery, Inc. (Industrials)*	1,479,842
39,061	Itron, Inc. (Information Technology)*	2,672,163
66,844	NextEra Energy, Inc. (Utilities)	4,465,179
107,862	Nuvve Holding Corp. (Industrials)*	52,745
377,706	Oatly Group AB ADR (Consumer Staples)*(b)	464,578
27,845	Schneider Electric SE (Industrials)	4,792,538
128,687	Shoals Technologies Group, Inc., Class A (Industrials)*	2,532,560
17,345	SolarEdge Technologies, Inc. (Information Technology)*	2,819,777
15,864	Trane Technologies PLC (Industrials)	3,256,245
19,926	Waste Connections, Inc. (Industrials)	2,729,663
30,413	Waste Management, Inc. (Industrials)	4,768,150
114,135	Westrock Co. (Materials)	3,733,356
24,681	Wolfspeed, Inc. (Information Technology)*	1,180,245
38,643	Xylem, Inc. (Industrials)	4,001,096

		64,929,464

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $171,789,377)		$137,647,880

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.8%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,110,381	5.234%	$1,110,381
(Cost $1,110,381)

TOTAL INVESTMENTS – 97.4%
(Cost $172,899,758)		$138,758,261

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		3,711,632

NET ASSETS – 100.0%		$142,469,893

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The below table represents the sector breakdown of investments as a percentage of total market value of the Fund.

Sector Name	% of Market Value

Industrials	35.7%
Materials	25.5
Information Technology	17.0
Utilities	12.8
Health Care	3.8
Consumer Staples	2.5
Consumer Discretionary	1.9
Securities Lending Reinvestment Vehicle	0.8

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.8%
Communication Services – 2.2%
13,217	Cellnex Telecom SA (Spain)*(a)	$506,381

Energy – 2.3%
3,264	Cheniere Energy, Inc.	532,685

Health Care – 1.5%
46,566	Chartwell Retirement Residences (Canada)	353,474

Industrials – 13.5%
144,950	Airports of Thailand PCL NVDR (Thailand)*	300,103
134,630	Enav SpA (Italy)(a)	544,154
13,296	Ferrovial SE	422,101
2,106	Norfolk Southern Corp.	431,751
117,285	Transurban Group (Australia)	1,007,225
4,189	Vinci SA (France)	468,111

		3,173,445

Materials – 1.2%
763	Linde PLC	295,311

Real Estate – 53.3%
5,626	Alexandria Real Estate Equities, Inc. REIT	654,529
10,068	American Homes 4 Rent, Class A REIT	362,851
4,781	American Tower Corp. REIT	866,891
3,590	AvalonBay Communities, Inc. REIT	659,914
27,467	Big Yellow Group PLC REIT (United Kingdom)	374,152
19,516	CTP NV (Netherlands)(a)	277,480
4,692	Digital Realty Trust, Inc. REIT	618,030
1,116	Equinix, Inc. REIT	872,020
8,970	Equity LifeStyle Properties, Inc. REIT	600,631
3,309	Extra Space Storage, Inc. REIT	425,802
23,340	Goodman Group REIT (Australia)	353,113
68	Hoshino Resorts REIT, Inc. REIT (Japan)	292,860
14,375	Invitation Homes, Inc. REIT	490,044
188	Nippon Prologis REIT, Inc. REIT (Japan)	378,234
10,495	Prologis, Inc. REIT	1,303,479
847	Public Storage REIT	234,094
2,611	SBA Communications Corp. REIT	586,248
45,779	Segro PLC REIT (United Kingdom)	427,758
6,761	Terreno Realty Corp. REIT	411,677
32,429	UNITE Group PLC (The) REIT (United Kingdom)	386,474
7,571	Ventas, Inc. REIT	330,701
18,101	VICI Properties, Inc. REIT	558,235
16,710	Vonovia SE (Germany)	400,992
7,484	Welltower, Inc. REIT	620,274

		12,486,483

Utilities – 24.8%
15,571	AES Corp. (The)	279,188
4,140	Ameren Corp.	328,178
2,893	American Water Works Co., Inc.	401,375
8,020	CMS Energy Corp.	450,644

Common Stocks – (continued)
Utilities – (continued)
22,369	Engie SA (France)	$361,502
6,307	Eversource Energy	402,513
76,120	National Grid PLC (United Kingdom)	955,103
13,568	NextEra Energy, Inc.	906,342
2,784	Orsted AS (Denmark)(a)	179,398
8,848	Severn Trent PLC (United Kingdom)	269,082
11,676	Veolia Environnement SA (France)	365,730
5,423	WEC Energy Group, Inc.	456,183
7,831	Xcel Energy, Inc.	447,385

		5,802,623

TOTAL INVESTMENTS – 98.8%
(Cost $25,754,590)		$23,150,402

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		279,643

NET ASSETS – 100.0%		$23,430,045

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.6%
Communication Services – 12.3%
113,804	Cellnex Telecom SA (Spain)*(a)	$4,360,157
30,355	Electronic Arts, Inc.	3,641,993
80,551	Match Group, Inc.*	3,775,425
21,972	NAVER Corp. (South Korea)	3,565,723
292,774	NetEase, Inc. (China)	6,115,520
39,296	Sea Ltd. ADR (Singapore)*	1,478,709
316,886	Snap, Inc., Class A*	3,279,770
66,994	Trade Desk, Inc. (The), Class A*	5,361,530

		31,578,827

Consumer Discretionary – 5.4%
30,503	Etsy, Inc.*	2,244,106
4,785	MercadoLibre, Inc. (Brazil)*	6,566,742
60,713	Mobileye Global, Inc., Class A (Israel)*	2,155,919
72,680	Trip.com Group Ltd. (China)*	2,867,624

		13,834,391

Financials – 3.8%
3,232	Adyen NV (Netherlands)*(a)	2,709,816
81,612	Fidelity National Information Services, Inc.	4,558,846
15,868	Jack Henry & Associates, Inc.	2,487,785

		9,756,447

Health Care – 1.0%
23,488	Hoya Corp. (Japan)	2,606,372

Industrials – 3.5%
29,052	Booz Allen Hamilton Holding Corp.	3,291,882
154,057	Daifuku Co. Ltd. (Japan)	2,850,242
51,885	NIDEC Corp. (Japan)	2,719,967

		8,862,091

Information Technology – 71.2%
125,052	AppLovin Corp., Class A*	5,404,747
23,496	Arista Networks, Inc.*	4,587,124
7,489	ASM International NV (Netherlands)	3,618,670
15,103	Atlassian Corp., Class A*	3,081,918
23,923	Cadence Design Systems, Inc.*	5,752,046
12,665	CDW Corp.	2,674,215
400,057	Chroma ATE, Inc. (Taiwan)	3,517,371
69,224	Datadog, Inc., Class A*	6,678,732
483,284	Delta Electronics, Inc. (Taiwan)	5,250,695
33,547	DocuSign, Inc.*	1,687,414
123,299	Dynatrace, Inc.*	5,943,012
16,435	Enphase Energy, Inc.*	2,079,521
45,277	Entegris, Inc.	4,585,202
50,537	Hamamatsu Photonics KK (Japan)	2,341,743
12,905	HubSpot, Inc.*	7,052,841
334,740	Hundsun Technologies, Inc., Class A (China)	1,655,649
105,255	Infineon Technologies AG (Germany)	3,771,586
182,482	Jentech Precision Industrial Co. Ltd. (Taiwan)	3,707,342
19,226	Keysight Technologies, Inc.*	2,562,826
2,251,304	Kingdee International Software Group Co. Ltd. (China)*	3,479,556

Common Stocks – (continued)
Information Technology – (continued)
15,734	KLA Corp.	7,896,423
426,506	Luxshare Precision Industry Co. Ltd., Class A (China)	1,933,736
129,986	Marvell Technology, Inc.	7,571,684
162,356	MediaTek, Inc. (Taiwan)	3,594,146
66,925	Micron Technology, Inc.	4,680,734
46,042	MKS Instruments, Inc.	4,614,790
6,958	MongoDB, Inc.*	2,653,085
25,127	Motorola Solutions, Inc.	7,125,263
47,703	Murata Manufacturing Co. Ltd. (Japan)	2,681,932
18,665	Palo Alto Networks, Inc.*	4,541,194
40,870	Procore Technologies, Inc.*	2,760,768
56,633	RingCentral, Inc., Class A*	1,751,659
173,362	Sangfor Technologies, Inc., Class A (China)*	2,598,108
6,976	ServiceNow, Inc.*	4,107,678
242,868	Silergy Corp. (China)	2,188,721
22,091	Snowflake, Inc., Class A*	3,464,973
26,265	Tokyo Electron Ltd. (Japan)	3,892,347
282,148	UiPath, Inc., Class A*	4,460,760
528,806	Unimicron Technology Corp. (Taiwan)	3,080,198
4,170,932	United Microelectronics Corp. (Taiwan)	5,959,129
948,786	Venustech Group, Inc., Class A (China)	3,803,747
314,073	Viavi Solutions, Inc.*	3,282,063
34,163	Workday, Inc., Class A*	8,352,854
36,107	Zscaler, Inc.*	5,634,497

		182,062,699

Real Estate – 1.4%
16,259	SBA Communications Corp. REIT	3,650,633

TOTAL INVESTMENTS – 98.6%
(Cost $277,361,998)		$252,351,460

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		3,543,914

NET ASSETS – 100.0%		$255,895,374

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities

August 31, 2023

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF
Assets:

Investments at value (cost $161,557,638, $109,924,337, $171,789,377 and $25,754,590, respectively)(a)	$155,261,344	$109,941,937	$137,647,880	$23,150,402

Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	747,637	—	1,110,381	—

Cash	1,172,281	1,616,237	4,680,609	257,425

Foreign currency, at value (cost $885,140, $277,807, $— and $102, respectively)	874,656	277,467	—	102

Receivables:

Dividends	53,393	70,862	114,450	28,675

Foreign tax reclaims	18,576	4,596	129,670	8,398

Securities lending income	1,835	185	3,754	—

Total assets	158,129,722	111,911,284	143,686,744	23,445,002

Liabilities:

Payables:

Investments purchased	1,073,501	—	—	—

Upon return of securities loaned	747,637	—	1,110,381	—

Management fees	100,054	70,639	91,931	14,957

Foreign bank overdraft (cost $—, $—, $14,511 and $—, respectively)	—	—	14,539	—

Total liabilities	1,921,192	70,639	1,216,851	14,957

Net Assets:

Paid-in capital	170,684,842	122,408,232	183,841,499	27,868,983

Total distributable loss	(14,476,312)	(10,567,587)	(41,371,606)	(4,438,938)

NET ASSETS	$156,208,530	$111,840,645	$142,469,893	$23,430,045
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	5,750,000	3,450,000	4,725,000	725,000

Net asset value per share:	$27.17	$32.42	$30.15	$32.32

(a)	Includes loaned securities having a market value of $710,435, $—, $1,039,913 and $— for Future Consumer Equity ETF, Future Health Care Equity ETF, Future Planet Equity ETF and Future Real Estate and Infrastructure Equity ETF, respectively.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities (continued)

August 31, 2023

Future Tech Leaders Equity ETF
Assets:

Investments at value (cost $277,361,998)	$252,351,460

Cash	3,562,663

Receivables:

Dividends	110,427

Foreign tax reclaims	32,619

Total assets	256,057,169

Liabilities:

Payables:

Management fees	161,598

Foreign bank overdraft (cost $200)	197

Total liabilities	161,795

Net Assets:

Paid-in capital	378,032,778

Total distributable loss	(122,137,404)

NET ASSETS	$255,895,374
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	10,200,000

Net asset value per share:	$25.09

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUTURE ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $112,131, $13,160, $326,249 and $90,208, respectively)	$1,073,419	$655,503	$2,722,301	$591,426

Non cash dividend income	146,738	—	—	—

Securities lending income, net of rebates received or paid to borrowers—unaffiliated issuer	16,163	1,646	74,601	2,262

Total investment income	1,236,320	657,149	2,796,902	593,688

Expenses:

Management fees	840,972	775,714	1,186,549	149,454

Trustee fees	27,376	27,680	29,190	25,681

Total expenses	868,348	803,394	1,215,739	175,135

NET INVESTMENT INCOME (LOSS)	367,972	(146,245)	1,581,163	418,553

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(5,093,639)	(7,593,401)	(8,043,524)	(1,368,943)

In-kind redemptions	1,128,072	1,237,202	2,138,533	3,714

Foreign currency transactions	(7,327)	(1,997)	(36,864)	5,823

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	12,121,334	14,700,063	5,734,563	36,048

Foreign currency translations	(8,491)	(186)	4,484	3,511

Net realized and unrealized gain (loss)	8,139,949	8,341,681	(202,808)	(1,319,847)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,507,921	$8,195,436	$1,378,355	$(901,294)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

Future Tech Leaders Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $348,407)	$2,257,357

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	366

Total investment income	2,257,723

Expenses:

Management fees	1,761,177

Trustee fees	30,796

Total expenses	1,791,973

NET INVESTMENT INCOME	465,750

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(64,061,816)

In-kind redemptions	1,783,598

Foreign currency transactions	(36,103)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	74,034,201

Foreign currency translations	(227)

Net realized and unrealized gain	11,719,653

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,185,403

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets

	Future Consumer Equity ETF		Future Health Care Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period November 9, 2021* to August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Period November 9, 2021* to August 31, 2022
From operations:

Net investment income (loss)	$367,972	$198,811	$(146,245)	$(162,050)

Net realized loss	(3,972,894)	(4,106,857)	(6,358,196)	(2,416,068)

Net change in unrealized gain (loss)	12,112,843	(18,419,972)	14,699,877	(14,682,986)

Net increase (decrease) in net assets resulting from operations	8,507,921	(22,328,018)	8,195,436	(17,261,104)

Distributions to shareholders:

From distributable earnings	—	(202,678)	(102)	—

From return of capital	—	(74,347)	—	—

Total distributions to shareholders	—	(277,025)	(102)	—

From share transactions:

Proceeds from sales of shares	61,459,027	120,508,199	12,109,470	129,642,436

Cost of shares redeemed	(2,758,951)	(8,902,623)	(10,245,168)	(10,600,323)

Net increase in net assets resulting from share transactions	58,700,076	111,605,576	1,864,302	119,042,113

TOTAL INCREASE	67,207,997	89,000,533	10,059,636	101,781,009

Net assets:

Beginning of period	$89,000,533	$—	$101,781,009	$—

End of period	$156,208,530	$89,000,533	$111,840,645	$101,781,009

*	Commencement of operations.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Planet Equity ETF		Future Real Estate and Infrastructure Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Period November 9, 2021* to August 31, 2022
From operations:

Net investment income	$1,581,163	$1,061,992	$418,553	$276,661

Net realized loss	(5,941,855)	(2,878,218)	(1,359,406)	(547,285)

Net change in unrealized gain (loss)	5,739,047	(42,812,576)	39,559	(2,643,761)

Net increase (decrease) in net assets resulting from operations	1,378,355	(44,628,802)	(901,294)	(2,914,385)

Distributions to shareholders:

From distributable earnings	(617,909)	(755,496)	(445,287)	(211,263)

From share transactions:

Proceeds from sales of shares	7,651,164	191,443,464	1,628,238	27,100,977

Cost of shares redeemed	(39,765,858)	(32,339,953)	(826,941)	—

Net increase (decrease) in net assets resulting from share transactions	(32,114,694)	159,103,511	801,297	27,100,977

TOTAL INCREASE (DECREASE)	(31,354,248)	113,719,213	(545,284)	23,975,329

Net assets:

Beginning of period	$173,824,141	$60,104,928	$23,975,329	$—

End of period	$142,469,893	$173,824,141	$23,430,045	$23,975,329

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Tech Leaders Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period September 14, 2021* to August 31, 2022
From operations:

Net investment income	$465,750	$74,214

Net realized loss	(62,314,321)	(38,383,334)

Net change in unrealized gain (loss)	74,033,974	(99,046,678)

Net increase (decrease) in net assets resulting from operations	12,185,403	(137,355,798)

Distributions to shareholders:

From distributable earnings	(48,204)	(9,965)

From share transactions:

Proceeds from sales of shares	16,960,331	422,677,334

Cost of shares redeemed	(15,609,588)	(42,904,139)

Net increase in net assets resulting from share transactions	1,350,743	379,773,195

TOTAL INCREASE	13,487,942	242,407,432

Net assets:
Beginning of period	$242,407,432	$—

End of period	$255,895,374	$242,407,432

*	Commencement of operations.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Future Consumer Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$25.43	$40.03

Net investment income(a)	0.08	0.10

Net realized and unrealized gain (loss)	1.66	(14.62)

Total gain (loss) from investment operations	1.74	(14.52)

Distributions to shareholders from net investment income	—	(0.06)

Distributions to shareholders from return of capital	—	(0.02)

Total distributions to shareholders	—	(0.08)

Net asset value, end of period	$27.17	$25.43

Market price, end of period	$27.20	$25.30

Total Return at Net Asset Value(b)	6.84%	(36.28)%

Net assets, end of period (in 000’s)	$156,209	$89,001

Ratio of total expenses to average net assets	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	0.32%	0.46	%(c)

Portfolio turnover rate(d)	16%	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Health Care Equity ETF
	For the Fiscal Year Ended August 31, 2023		For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$29.94		$39.68

Net investment loss(a)	(0.04)		(0.08)

Net realized and unrealized gain (loss)	2.52		(9.66)

Total gain (loss) from investment operations	2.48		(9.74)

Distributions to shareholders from net investment income	(0.00	)(b)	—

Net asset value, end of period	$32.42		$29.94

Market price, end of period	$32.42		$30.00

Total Return at Net Asset Value(c)	8.28%		(24.55)%

Net assets, end of period (in 000’s)	$111,841		$101,781

Ratio of total expenses to average net assets	0.75%		0.75	%(d)

Ratio of net investment loss to average net assets	(0.14)%		(0.33	)%(d)

Portfolio turnover rate(e)	28%		24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Planet Equity ETF
	For the Fiscal Year Ended August 31,		For the Period July 13, 2021* to August 31, 2021
	2023	2022
Per Share Operating Performance:

Net asset value, beginning of period	$30.23	$42.18	$39.89

Net investment income(a)	0.30	0.27	0.02

Net realized and unrealized gain (loss)	(0.27)	(12.05)	2.27

Total gain (loss) from investment operations	0.03	(11.78)	2.29

Distributions to shareholders from net investment income	(0.11)	(0.17)	—

Net asset value, end of period	$30.15	$30.23	$42.18

Market price, end of period	$30.11	$30.15	$42.25

Total Return at Net Asset Value(b)	0.13%	(27.97)%	5.74%

Net assets, end of period (in 000’s)	$142,470	$173,824	$60,104

Ratio of total expenses to average net assets	0.75%	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	0.97%	0.81%	0.42	%(c)

Portfolio turnover rate(d)	20%	15%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Real Estate and Infrastructure Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$34.25	$40.05

Net investment income(a)	0.59	0.56

Net realized and unrealized loss	(1.90)	(5.95)

Total loss from investment operations	(1.31)	(5.39)

Distributions to shareholders from net investment income	(0.62)	(0.41)

Net asset value, end of period	$32.32	$34.25

Market price, end of period	$32.19	$34.25

Total Return at Net Asset Value(b)	(3.77)%	(13.52)%

Net assets, end of period (in 000’s)	$23,430	$23,975

Ratio of total expenses to average net assets	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	1.79%	1.85	%(c)

Portfolio turnover rate(d)	30%	40%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Tech Leaders Equity ETF
	For the Fiscal Year Ended August 31, 2023	For the Period September 14, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$24.12	$40.22

Net investment income(a)	0.05	0.01

Net realized and unrealized gain (loss)	0.92	(16.11)

Total gain (loss) from investment operations	0.97	(16.10)

Distributions to shareholders from net investment income	0.00 (b)	0.00	(b)

Net asset value, end of period	$25.09	$24.12

Market price, end of period	$25.06	$24.08

Total Return at Net Asset Value(c)	4.05%	(40.03)%

Net assets, end of period (in 000’s)	$255,895	$242,407

Ratio of total expenses to average net assets	0.75%	0.75	%(d)

Ratio of net investment income to average net assets	0.19%	0.03	%(d)

Portfolio turnover rate(e)	44%	55%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Future Consumer Equity ETF	Non-Diversified
Goldman Sachs Future Health Care Equity ETF	Non-Diversified
Goldman Sachs Future Planet Equity ETF	Non-Diversified
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Non-Diversified
Goldman Sachs Future Tech Leaders Equity ETF	Non-Diversified

The investment objective of each Fund (except the Goldman Sachs Future Planet Equity ETF) is to seek long-term growth of capital. The investment objective of the Goldman Sachs Future Planet Equity ETF is to seek long-term capital appreciation.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

46

GOLDMAN SACHS FUTURE ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. For Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF, income distributions, if any, are declared and paid annually. For Goldman Sachs Future Real Estate and Infrastructure Equity ETF income distributions, if any, are declared and paid semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’

47

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2023:

FUTURE CONSUMER EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$26,164,484	$—	$—

Europe	26,136,745	—	—

North America	99,112,067	—	—

South America	3,848,048	—	—

Securities Lending Reinvestment Vehicle	747,637	—	—

Total	$156,008,981	$—	$—
(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

48

GOLDMAN SACHS FUTURE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FUTURE HEALTH CARE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,716,910	$—	$—

Europe	11,776,379	—	—

North America	91,448,648	—	—

Total	$109,941,937	$—	$—

FUTURE PLANET EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$23,437,356	$—	$—

Europe	49,215,996	—	—

North America	64,929,464	—	—

Oceania	65,064	—	—

Securities Lending Reinvestment Vehicle	1,110,381	—	—

Total	$138,758,261	$—	$—

FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$671,094	$300,103	$—

Europe	5,516,317	—	—

North America	15,302,550	—	—

Oceania	1,360,338	—	—

Total	$22,850,299	$300,103	$—

FUTURE TECH LEADERS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$74,044,496	$—	$—

Europe	14,460,229	—	—

North America	157,279,993	—	—

South America	6,566,742	—	—

Total	$252,351,460	$—	$—
(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

49

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

August 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2023, contractual and effective net unitary management fee rates with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee
Future Consumer Equity ETF	0.75%
Future Health Care Equity ETF	0.75%
Future Planet Equity ETF	0.75%
Future Real Estate and Infrastructure Equity ETF	0.75%
Future Tech Leaders Equity ETF	0.75%

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Future Consumer Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Period November 9, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,350,000	$61,441,718	3,800,001	$120,483,990
Shares Redeemed	(100,000)	(2,754,101)	(300,001)	(8,899,985)

NET INCREASE IN SHARES	2,250,000	$58,687,617	3,500,000	$111,584,005

	Goldman Sachs Future Health Care Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Period November 9, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	375,000	$12,109,471	3,725,001	$129,641,934
Shares Redeemed	(325,000)	(10,245,168)	(325,001)	(10,600,323)

NET INCREASE IN SHARES	50,000	$1,864,303	3,400,000	$119,041,611

	Goldman Sachs Future Planet Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	250,000	$7,613,215	5,375,000	$191,424,437
Shares Redeemed	(1,275,000)	(39,760,858)	(1,050,000)	(32,343,100)

NET INCREASE/(DECREASE) IN SHARES	(1,025,000)	$(32,147,643)	4,325,000	$159,081,337

	Goldman Sachs Future Real Estate and Infrastructure Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Period November 9, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,628,238	700,001	$27,101,017
Shares Redeemed	(25,000)	(826,941)	(1)	(40)

NET INCREASE IN SHARES	25,000	$801,297	700,000	$27,100,977

*	Commencement of operations

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Notes to Financial Statements (continued)

August 31, 2023

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Future Tech Leaders Equity ETF

	For the Fiscal Year Ended August 31, 2023		For the Period September 14, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	800,000	$16,946,509	11,700,000	$422,462,591
Shares Redeemed	(650,000)	(15,575,293)	(1,650,000)	(42,748,691)

NET INCREASE IN SHARES	150,000	$1,371,216	10,050,000	$379,713,900

*	Commencement of operations

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Future Consumer Equity ETF	$29,785,455	$17,974,512
Goldman Sachs Future Health Care Equity ETF	29,552,384	29,572,806
Goldman Sachs Future Planet Equity ETF	31,074,028	33,749,711
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	7,186,720	6,940,989
Goldman Sachs Future Tech Leaders Equity ETF	106,374,772	105,412,965

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Future Consumer Equity ETF	$50,821,631	$2,496,721
Goldman Sachs Future Health Care Equity ETF	11,965,227	10,076,416
Goldman Sachs Future Planet Equity ETF	7,101,493	37,041,298
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	1,603,791	808,867
Goldman Sachs Future Tech Leaders Equity ETF	13,371,833	12,547,687

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with

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7. SECURITIES LENDING (continued)

the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2023
Goldman Sachs Future Consumer Equity ETF	$—	$3,377,543	$(2,629,906)	$747,637
Goldman Sachs Future Health Care Equity ETF	—	4,199,233	(4,199,233)	—
Goldman Sachs Future Planet Equity ETF	1,990,428	20,203,676	(21,083,723)	1,110,381
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	—	2,569,199	(2,569,199)	—
Goldman Sachs Future Tech Leaders Equity ETF	706,501	4,848,214	(5,554,715)	—

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Notes to Financial Statements (continued)

August 31, 2023

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	Goldman Sachs Future Consumer Equity ETF	Goldman Sachs Future Health Care Equity ETF	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Goldman Sachs Future Tech Leaders Equity ETF
Distributions paid from:
Ordinary Income	$—	$102	$617,909	$445,287	$48,204
Capital Gains	—	—	—	—	—
Total taxable distributions	$—	$102	$617,909	$445,287	$48,204

	Goldman Sachs Future Consumer Equity ETF*	Goldman Sachs Future Health Care Equity ETF*	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF*	Goldman Sachs Future Tech Leaders Equity ETF**
Distributions paid from:
Ordinary Income	$202,678	$—	$755,496	$211,263	$9,965
Capital Gains	—	—	—	—	—
Total taxable distributions	$202,678	$—	$755,496	$211,263	$9,965
Return of Capital	$74,347	$—	$—	$—	$—

*	Commenced operations on November 9, 2021.
**	Commenced operations on September 14, 2021.

As of August 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Goldman Sachs Future Consumer Equity ETF	Goldman Sachs Future Health Care Equity ETF	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Goldman Sachs Future Tech Leaders Equity ETF
Undistributed ordinary income — net	$360,645	$134,205	$1,310,874	$40,716	$431,476
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	$360,645	$134,205	$1,310,874	$40,716	$431,476
Capital loss carryforwards:
Perpetual Short-Term	$(4,207,635)	$(3,732,076)	$(1,689,183)	$(619,615)	$(35,991,302)
Perpetual Long-Term	—	—	(434,932)	—	(6,921,885)
Timing differences (Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	(2,589,572)	(5,683,882)	(4,661,043)	(962,910)	(41,838,379)
Unrealized gains (losses) — net	(8,039,750)	(1,285,834)	(35,897,322)	(2,897,129)	(37,817,314)
Total accumulated earnings (losses) net	$(14,476,312)	$(10,567,587)	$(41,371,606)	$(4,438,938)	$(122,137,404)

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8. TAX INFORMATION (continued)

As of August 31, 2023, each Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Future Consumer Equity ETF	Goldman Sachs Future Health Care Equity ETF	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Goldman Sachs Future Tech Leaders Equity ETF
Tax Cost	$164,037,896	$111,227,062	$174,656,070	$26,047,517	$290,166,607
Gross unrealized gain	15,888,751	11,573,296	4,636,883	806,619	28,107,859
Gross unrealized loss	(23,928,501)	(12,859,130)	(40,534,205)	(3,703,748)	(65,925,173)
Net unrealized gains (losses)	$(8,039,750)	$(1,285,834)	$(35,897,322)	$(2,897,129)	$(37,817,314)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments, and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Goldman Sachs Future Consumer Equity ETF	$1,115,471	$(1,115,471)
Goldman Sachs Future Health Care Equity ETF	$846,947	$(846,947)
Goldman Sachs Future Planet Equity ETF	$244,800	$(244,800)
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	$(33,291)	$33,291
Goldman Sachs Future Tech Leaders Equity ETF	$394,151	$(394,151)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund

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Notes to Financial Statements (continued)

August 31, 2023

9. OTHER RISKS (continued)

from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk — The Fund’s portfolio may be comprised of a relatively small number of companies in comparison to other funds. This relatively small number of issuers may subject the Fund to greater risks, because a decline in the value of any single investment held by the Fund may adversely affect the Fund’s overall value more than it would affect that of a fund holding a greater number of investments.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specificed size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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9. OTHER RISKS (continued)

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s portfolio trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Seed Investor Risk — GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s Shares. For more information, see the section entitled Tax Advantaged Product Structure in the Prospectus.

Thematic Investing Risk — The Fund’s thematic investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain companies, sectors, regions, and countries, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Fund’s thematic investment strategy may also affect the Fund’s performance relative to similar funds that do not seek to invest in companies exposed to certain themes. There is no guarantee that the Investment Adviser’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. In addition, the Investment Adviser is not required to monitor on an ongoing basis whether a current holding continues to be aligned with one or more themes or otherwise associated with certain themes. The Fund is not required to sell, and may instead add to, positions in holdings that no longer continue to be aligned with one or more of the Key Themes or associated with these themes.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman

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Notes to Financial Statements (continued)

August 31, 2023

11. OTHER MATTERS (continued)

Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF, and Goldman Sachs Future Tech Leaders Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Future Planet Equity ETF	For the year ended August 31, 2023	For the two years ended August 31, 2023	For the periods indicated therein
Goldman Sachs Future Tech Leaders Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period September 14, 2021 (commencement of operations) through August 31, 2022
Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, and Goldman Sachs Future Real Estate and Infrastructure Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period November 9, 2021 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period ended 08/31/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2023 and held for the six months ended August 31, 2023, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Future Consumer Equity ETF				Goldman Sachs Future Health Care Equity ETF				Goldman Sachs Future Planet Equity ETF				Goldman Sachs Future Real Estate and Infrastructure Equity ETF				Goldman Sachs Future Tech Leaders Equity ETF
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid*
Actual based on NAV	$1,000	$1,084.20		$3.94	$1,000	$1,041.44		$3.86	$1,000	$969.45		$3.72	$1,000	$988.62		$3.76	$1,000	$1,081.47		$3.94
Hypothetical 5% return	1,000	1,021.42	+	3.82	1,000	1,021.42	+	3.82	1,000	1,021.42	+	3.82	1,000	1,021.42	+	3.82	1,000	1,021.42	+	3.82

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the fiscal year ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Goldman Sachs Future Consumer Equity ETF	0.75%
Goldman Sachs Future Health Care Equity ETF	0.75
Goldman Sachs Future Planet Equity ETF	0.75
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	0.75
Goldman Sachs Future Tech Leaders Equity ETF	0.75

60

GOLDMAN SACHS FUTURE ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	69	None

61

GOLDMAN SACHS FUTURE ETFS

Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 69	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

62

GOLDMAN SACHS FUTURE ETFS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust — Future ETFs — Tax Information (Unaudited)

For the fiscal year ended August 31, 2023, 100%, 100%, 100%, 62.68%, and 100% of the dividends paid from net investment company taxable income by the Future Consumer Equity ETF, Future Health Care Equity ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF, and Future Tech Leaders ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended August 31, 2023, 37.32% of the dividends paid from net investment company taxable income by the Future Real Estate and Infrastructure Equity ETF qualify as section 199A dividends.

For the fiscal year ended August 31, 2023, 100%, 36.33%, 27.73%, and 100% of the dividends paid from net investment company taxable income by the Future Health Care Equity ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF, and Future Tech Leaders ETF, respectively, qualify for the dividends received deduction available to corporations.

63

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta(R) U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs MarketBeta® Total International Equity ETF
Goldman Sachs Future Planet Equity ETF Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
Goldman Sachs North American Pipelines & Power Equity ETF
Goldman Sachs Small Cap Core Equity ETF

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective September 20, 2023

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or Summary Prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the Summary Prospectus, if available, and/or the Prospectus carefully before investing or sending money. The Summary Prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2023 Goldman Sachs. All rights reserved. 339623-OTU-10/23 FTRETFAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Goldman Sachs Community Municipal Bond ETF

Goldman Sachs Community Municipal Bond ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Community Municipal Bond ETF

Principal Investment Strategies

The Goldman Sachs Community Municipal Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, the Bloomberg Goldman Sachs Community Municipal Index (the “Index”). The Fund also has a policy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in municipal securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

The Index is a rules-based index that is designed to measure the performance of the municipal securities market with remaining maturities between one and 15 years with screens that take into account certain social or environmental factors. These screens may exclude negative sectors, sources of funds and use of proceeds and include securities with potentially environmentally or socially beneficial outcomes. Municipal securities include fixed income securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and the political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). As of August 31, 2023, there were 24,440 constituents in the Index and the Index had a weighted average maturity of 6.18 years.

The Index is owned and calculated by Bloomberg Professional Services (the “Index Provider”). The components of the Index are market-value weighted.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves three steps.

Step 1 — In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by identifying municipal securities that are constituents of the Bloomberg 1-10 Year Blend Index (the “Reference Index”). The Reference Index covers the intermediate-term segment of the U.S. dollar-denominated tax-exempt municipal bond market. Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s Investors Services, Inc., S&P Global Ratings and Fitch Ratings, Inc.; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used.

Step 2 — In the second step, exclusionary screens are applied. The Index attempts to create a subset of sectors within the Reference Index that focus on fostering community and investing in essential services (including education, healthcare and clean water). This is done by applying the exclusionary screens below—absent their re-inclusion in Step 3:

∎

1st screen, based on specific sources of funds and specific uses of proceeds: Sources of funds, such as auto parking revenue; casino revenues; fuel sales tax; highway tolls; lottery revenue; natural gas revenue; nuclear revenue; pari-mutuel betting revenues; port, airport and marina revenues; tobacco and liquor taxes; tobacco settlements; and severance tax. Uses of proceeds, such as bridges; casinos; correctional facilities; highways; lawsuits/settlements; natural gas utilities; parking facilities; nuclear power plants; port, airport and marinas; swap terminations; oil, gas, coal; and steel manufacturing.

∎

2nd screen, based on “sector codes,” (another way Bloomberg classifies bonds), such as GARVEE (grant anticipation revenue vehicles), airports, jails, gas forwards, lottery, nuclear power, parking facilities, ports and tolls.

∎

3rd screen, (1) Texas Permanent School Fund bonds, which are financed primarily through royalties on oil and gas extraction, and (2) any refunding bond where the refunded bond’s purpose is a value on the exclusion list from the 2nd screen, which helps ensure that any bond that had originally financed a project with use of proceeds excluded in the 2nd screen, but was later refunded, would not be overlooked.

Step 3 — In the third step, the Index incorporates securities labeled green, social or sustainable (“GSS”), as well as pre-refunded bonds with a maximum maturity of 15 years. A bond can receive a GSS classification from Bloomberg even if unlabeled by the issuer if 100% of the use of proceeds is applied to an eligible green, social or sustainability project as defined by the International Capital Market Association (“ICMA”) Principles. Bloomberg sources the supporting data for classification from bond offering statements. A bond receives a GSS classification based on its offering statement if: (1) the issuer “self-labels” the bond as defined under the ICMA Principles, (2) the issuer cites an independent environmental, social and governance assurance provider who has verified that the bonds are in alignment with ICMA Principles, or (3) Bloomberg analysts verify that the offering statement clearly shows that 100% of the use of proceeds will be used to finance or refinance ICMA eligible projects, even though the bond is not

1

INVESTMENT PROCESS

self-labeled or third-party verified. GSS bonds are also benchmark eligible (within the Bloomberg indices suite) and ultimately come from the Bloomberg US Municipal Impact Index.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index is normally rebalanced monthly on the last business day of each month, to account for indicative changes to securities (including credit rating change, sector reclassification, amount outstanding changes, corporate actions and ticker changes, for example).

Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. the period since the Fund’s inception on March 7, 2023 through August 31, 2023, we believed Federal Reserve monetary policy, as well as broader macroeconomic conditions, would drive municipal bond performance in the near term. From a credit perspective, we expected the investment grade municipal bond market to remain resilient relative to other fixed income assets, in line with broader economic conditions. We believed demand would remain robust given the attractive after-tax yields offered by municipal securities, along with strong fundamentals. As for supply, our expectations were slightly below those of previous years at the end of the Reporting Period, driven by the decrease in refunding activity and taxable municipal bond issuance. Events that could affect our views included dramatic changes in the macroeconomic picture that might fuel market volatility; increased supply of municipal bonds; policy changes at the federal or state level to municipal bonds’ tax exempt status; and headline events that could challenge investor demand and/or confidence.

2

PORTFOLIO RESULTS

Goldman Sachs Community Municipal Bond ETF

Investment Objective

The Goldman Sachs Community Municipal Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Community Municipal Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Team and Goldman Sachs U.S. Fixed Income Team discuss the Fund’s performance and positioning from its inception on March 7, 2023 through August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.23% based on net asset value (“NAV”) and 0.33% based on market price. The Index returned 0.72% during the same period.

The Fund had an NAV of $49.91 per share on the date of its inception and ended the Reporting Period with an NAV of $49.58 per share. The Fund’s market price on August 31, 2023 was $49.63 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of the municipal securities market with remaining maturities of between one and 15 years with screens that take into account certain social or environmental factors. These screens may exclude negative sectors, sources of funds and use of proceeds and include securities with potentially environmentally or socially beneficial outcomes. Municipal securities include fixed income securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and the political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Index is normally rebalanced monthly on the last business day of each month.

Q	Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

A	During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, municipal bond returns are driven by three key factors — supply and demand dynamics, credit quality and interest rate movements.

During the Reporting Period, the primary driver of municipal bond performance was interest rate volatility, fueled by Federal Reserve (the “Fed”) monetary policy tightening and idiosyncratic events, such as the U.S. regional banking crisis and federal debt ceiling negotiations. In March 2023, when the Reporting Period began, the Fed raised the targeted federal funds rate by 25 basis points. (A basis point is 1/100th of a percentage point.) Despite the interest rate hike, municipal bond yields fell mid-month and into early April amid a broad flight to quality on concerns about the health of the banking sector. From mid-April through the end of August 2023, municipal bond yields marched higher due to positive economic news and fewer investor anxieties about the potential of a near-term recession. During the Reporting Period overall, the municipal bond market saw a significant drop in supply and robust, though somewhat erratic, demand. Solid credit fundamentals for the majority of municipal bond issuers, along with higher yields, may have made the municipal bond market attractive to certain investors.

3

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.96 years, a weighted average maturity of 5.91 years and a weighted average coupon of 4.51% as of August 31, 2023. The Fund’s weighted average yield to maturity was 3.37% on August 31, 2023. The 30-day standardized yield of the Fund at the end of the Reporting Period was 3.03%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

AAA	18.71%
AA	55.02
A	15.80
BBB	5.23
Not Rated	4.26

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

Sector	Fund	Index

Local General Obligation	20.15%	19.18%
State General Obligation	18.92	18.48
Water and Sewer	13.34	12.22
Special Tax	11.94	11.31
Education	9.82	8.70
Leasing	7.19	8.40
Health Care	7.02	8.70
Power	3.71	4.70
Transportation	3.69	2.89
Housing	1.72	2.30
Industrial Revenue	1.53	3.24
Not Classified	0.98	0.00

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A	bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. Goldman Sachs Asset Management will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. Goldman Sachs Asset Management converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

4

PORTFOLIO RESULTS

Q	What was the Fund’s state positioning relative to the Index at the end of the Reporting Period?[3]

State	Fund	Index

New York	16.93%	15.16%
California	10.62	19.81
Texas	10.56	6.86
Florida	5.57	3.28
Hawaii	4.17	1.17
Washington	3.34	3.20
Ohio	3.32	2.79
Virginia	3.25	2.19
New Jersey	2.82	4.08
Pennsylvania	2.76	3.32
Illinois	2.71	4.65
Connecticut	2.37	2.31
Maryland	1.93	2.10
District of Columbia	1.94	1.43
Nevada	1.85	1.00
Missouri	1.83	0.85
Tennessee	1.74	0.99
Massachusetts	1.73	4.27
Michigan	1.65	1.39
Utah	1.50	0.62
Alabama	1.47	0.90
Oregon	1.37	1.30
New Mexico	1.15	0.31
Louisiana	1.06	1.01
Wisconsin	1.04	1.13
North Carolina	1.03	1.48
Colorado	0.96	2.05
Iowa	0.82	0.26
North Dakota	0.81	0.04
Kentucky	0.64	0.52
Oklahoma	0.63	0.32
Arizona	0.60	1.60
Mississippi	0.58	0.27
Nebraska	0.58	0.36
Indiana	0.52	1.10
South Carolina	0.47	0.61
Montana	0.45	0.09
Minnesota	0.44	1.19
Delaware	0.37	0.36
Alaska	0.31	0.15
Kansas	0.31	0.37
Arkansas	0.28	0.11
Georgia	0.28	2.21
New Hampshire	0.26	0.25
Rhode Island	0.00	0.13
Puerto Rico	0.00	0.10
West Virginia	0.00	0.09
South Dakota	0.00	0.08
Guam	0.00	0.04
Idaho	0.00	0.04
Maine	0.00	0.03
Wyoming	0.00%	0.03%
Virgin Islands	0.00	0.02
Vermont	0.00	0.02
Non classified	0.98	0.00

Q	What was the Fund’s municipal bond allocation relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 100% invested in municipal bond securities, the Fund was 97.8% invested in municipal bond securities and 0.96% in cash at the end of the Reporting Period.

[3]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

5

FUND BASICS

Community Municipal Bond ETF

as of August 31, 2023

FUND SNAPSHOT

As of August 31, 2023

Market Price[1]	$49.63
Net Asset Value (NAV)[1]	$49.58

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/23[2]

Holding	% of Net Assets	State

The School District Of Springfield R-Xii Springfield Missouri GO School Refunding Bonds 2017 Missouri Direct Deposit Program, 4.00%, 03/01/29	1.0%	Missouri
State of California GO Various Purpose Bonds, 5.00%, 11/01/31	0.7	California
Fairfax County Public Improvement Bonds Series 2022A, 4.00%, 10/01/25	0.6	Virginia
State Of Hawaii GO Bonds Of 2015 Series ET, 3.25%, 10/01/25	0.6	Hawaii
New York City Municipal Water Finance Authority, 5.00%, 06/15/32	0.6	New York
State of California Tax Exempt Various Purpose GO Refunding Bonds, 5.00%, 09/01/28	0.6	California
Commonwealth of Massachusetts, 5.00%, 05/01/29	0.5	Massachusetts
Commonwealth Of Pennsylvania GO Bonds: First Series Of 2016 And First Refunding Series Of 2016, 5.00%, 09/15/26	0.5	Pennsylvania
City And County Of Honolulu Wastewater System RB Junior Series 2015A Refunding Second Bond Resolution, 5.00%, 07/01/26	0.5	Hawaii
New Mexico Hospital Equipment Loan Council Hospital System RB Presbyterian Healthcare Services Series 2015A, 5.00%, 08/01/25	0.5	New Mexico

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Performance Summary

August 31, 2023

Cumulative Total Return through August 31, 2023*	Since Inception
Shares based on NAV (Commenced March 7, 2023)	0.42%

Shares based on Market Price (Commenced March 7, 2023)	0.33%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The total returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the total return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

7

FUND BASICS

Index Definitions and Industry Terms

“Bloomberg®” and the Bloomberg Goldman Sachs Community Municipal Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by GSAM. The Goldman Sachs Community Municipal Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Goldman Sachs Community Municipal Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Goldman Sachs Community Municipal Bond ETF particularly. The only relationship of Bloomberg to GSAM is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to GSAM or the Goldman Sachs Community Municipal Bond ETF. Bloomberg has no obligation to take the needs of GSAM or the owners of the Goldman Sachs Community Municipal Bond ETF into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Goldman Sachs Community Municipal Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Goldman Sachs Community Municipal Bond ETF customers, in connection with the administration, marketing or trading of the Goldman Sachs Community Municipal Bond ETF.

8

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 97.8%
Alabama – 1.4%
Alabama Public School and College Authority Tax Exempt Capital improvement and RB, Series 2020-A (Aa1/AA)
$50,000	5.000%		11/01/2026	$52,873
50,000	5.000		11/01/2031	56,375
50,000	5.000		11/01/2034	55,994
50,000	5.000		11/01/2035	55,511
65,000	4.000		11/01/2036	65,717

				286,470

Alaska – 0.3%
Municipality of Anchorage, Alaska 2014 GO Refunding Bonds Series B (NR/AA)
60,000	5.000		09/01/2024	60,920

Arizona – 0.6%
Arizona Health Facilities Authority RB Series 2014A (A2/NR)
50,000	5.000		12/01/2024	50,842
City of Mesa Utility Systems Revenue Refunding Bonds Series 2019C (Aa2/AA-)
60,000	5.000		07/01/2034	65,986

				116,828

Arkansas – 0.3%
City of Fort Smith Water and Sewer Refunding and Construction RB Series 2018 (NR/A)
50,000	5.000		10/01/2030	53,435

California – 10.5%
California Health Facilities Financing Authority RB Series 2013A (NR/A-)
60,000	4.000		03/01/2033	57,452
California Health Facilities Financing Authority, Refunding RB (Cedars-Sinai Medical Center) Series 2015 (Aa3/NR)
50,000	3.500		11/15/2034	49,534
California Infrastructure and Economic Development Bank Lease RB (California State Teachers Retirement System Headquarters Expansion) Green Bond Series 2019 (NR/A+)
50,000	5.000		08/01/2035	54,884
California Infrastructure and Economic Development Bank, California Clean Water and Drinking Water State Revolving Fund RB Breen Bond Series 2023 (Aaa/AAA)
50,000	5.000		10/01/2028	55,315
City of Los Angeles Department of Water and Power Water System RB 2017 Series A (Aa2/AA+)
50,000	5.000		07/01/2033	53,490
Department of Water and Power of the City of Los Angeles RB Series 2018 D (Aa2/AA-)
70,000	5.000		07/01/2034	76,825
Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue Enhanced Asset Backed Bonds 2005A (Aa3/A+)(b)
100,000	0.000	(a)	06/01/2024	97,668
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds 2015A (Aa3/A+)(b)
20,000	4.000		06/01/2025	20,367
Los Angeles Unified School District 2014 GO Refunding Bond Series D (Aa3/AA-)
80,000	5.000		07/01/2025	82,797

Municipal Bonds – (continued)
California – (continued)
Los Angeles Unified School District GO Bonds, Measure Q Series C (Aa3/NR)
50,000	5.000		07/01/2025	50,771
Palomar Community College District 2015 GO Refunding Bonds (AA2/AA)(b)
80,000	5.000		05/01/2025	82,611
San Bernadino Community College District, San Bernardino and Riverside Counties Election of 2002 GO Bonds Series D (Aa1/AA)
50,000	0.000	(a)	08/01/2032	36,936
San Bernardino Community College District, San Bernardino and Riverside Counties Election Of 2002 GO Bonds Series D (Aa1/AA)
100,000	0.000	(a)	08/01/2033	70,782
San Diego Unified School District 2015 GO Refunding Bonds Dedicated Unlimited Ad Valorem Property Tax Bonds Series R-4 (Aa2/AA-)
80,000	5.000		07/01/2025	82,783
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)
50,000	0.000	(a)	07/01/2031	38,018
San Francisco Bay Area Rapid Transit District GO Bonds Election of 2016 2017 Series A-1 Green Bonds (Aaa/A+)
50,000	5.000		08/01/2031	53,881
45,000	4.000		08/01/2036	45,608
San Francisco Bay Area Rapid Transit District Sales Tax Revenue Bonds 2015 Refunding Series A (NR/AA+)
50,000	5.000		07/01/2027	51,710
San Jose Evergreen California Community College District GO Bonds Election of 2004 B (Aa1/AA+)
50,000	0.000	(a)	09/01/2031	37,660
State of California GO Various Purpose Bonds (Aa2/AA-)
50,000	5.000		03/01/2030	56,373
120,000	5.000		11/01/2031	135,988
50,000	5.000		03/01/2032	56,289
50,000	5.000		11/01/2032	54,986
50,000	5.000		03/01/2034	56,104
State of California GO Various Purpose Refunding Bonds (Aa2/AA-)
50,000	5.000		11/01/2030	53,867
50,000	5.000		11/01/2032	58,595
State of California Tax Exempt Various Purpose GO Refunding Bonds (Aa2/AA-)
110,000	5.000		09/01/2028	114,300
60,000	5.000		10/01/2028	66,049
State Public Works Board of the State of California Lease Revenue Refunding Bonds 2015 Series G (Aa3/A+)
60,000	5.000		05/01/2025	61,879
The Metropolitan Water District of Southern California Water Revenue Bonds 2015 Authorization Series A (Aa1/AAA)
100,000	5.000		07/01/2024	101,635
The Regents of the University of California General Revenue Bonds 2017 Series AY (AA2/AA)
70,000	5.000		05/15/2032	75,053

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Trustees of the California State University System Wide RB Series 2015A (Aa2/AA-)
$50,000	5.000%		11/01/2032	$51,843
WM S Hart High School District GO Bonds Election 2001 2005 B (Aa2/AA)
50,000	0.000	(a)	09/01/2029	40,216

				2,082,269

Colorado – 1.0%
Colorado Health Facilities Authority Hospital RB Series 2015 (NR/A+)
50,000	5.000		01/15/2035	51,366
Colorado Health Facilities Authority RB Series 2019A (NR/A+)
50,000	5.000		11/01/2034	53,403
State of Colorado Higher Education Capital Construction Lease Purchase Financing program Certificates of Participation Series 2014 A (Aa2/AA-)
80,000	5.000		11/01/2025	82,982

				187,751

Connecticut – 2.3%
Connecticut State Health & Educational Facilities Authority RB Quinnipiac University Issue Series L (A3/A-)
65,000	5.000		07/01/2032	66,526
State of Connecticut GO Bonds (Aa3/AA-)
50,000	5.000		11/15/2030	51,760
50,000	5.000		11/15/2032	51,648
State of Connecticut GO Bonds 2015 Series A (Aa3 /AA-)
60,000	4.000		03/15/2032	60,514
State Of Connecticut GO Refunding Bonds Series 2016 B (Aa3/AA-)
50,000	5.000		05/15/2027	52,355
State Of Connecticut Tax Exempt GO Bonds 2018 Series E (Aa3/AA-)
70,000	5.000		09/15/2034	75,708
State Of Connecticut Tax Exempt GO Bonds Series 2018 E (Aa3/AA-)
50,000	5.000		09/15/2025	51,700
University Of Connecticut GO Bonds Series 2013 A (Aa3/AA-)
50,000	4.000		08/15/2029	50,001

				460,212

Delaware – 0.4%
The State Of Delaware GO Refunding Bonds Series 2017A (Aaa/AAA)
67,000	5.000		01/01/2028	72,818

District of Columbia – 1.9%
District Of Columbia Hospital RB Refunding Children’s Hospital Obligated Group Issue Series 2015 (A1/NR)
50,000	5.000		07/15/2031	51,509
District Of Columbia Washington D.C. GO Bonds Series 2015B (Aaa/AA+)
60,000	5.000		06/01/2026	61,600
District Of Columbia Washington D.C. GO Bonds Series 2017D (Aaa/AA+)
100,000	4.000		06/01/2033	101,929

Municipal Bonds – (continued)
District of Columbia – (continued)
District Of Columbia Washington D.C. GO Bonds Series 2021D (Aaa/AA+)
50,000	5.000		02/01/2029	55,170
District Of Columbia Washington D.C. Income Tax Secured RB Series 2019A Tax Exempt (Aa1/AAA)
50,000	5.000		03/01/2028	54,329
50,000	5.000		03/01/2030	55,501

				380,038

Florida – 5.5%
City Of Cape Coral Fl Water And Sewer Refunding RB Series 2017 (A1/A+)
60,000	5.000		10/01/2032	63,726
City Of Jacksonville Transportation RB Refunding Series 2015 (Aa3/AA-)
50,000	3.000		10/01/2031	48,025
City Of Jacksonville Transportation Refunding RB Series 2015 (Aa3/AA-)
70,000	5.000		10/01/2027	71,897
Florida State Board Of Education Florida Public Education Capital Outlay Refunding Bonds 2019 Series C (Aaa/AAA)
50,000	5.000		06/01/2031	55,411
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017A Amt Of The City Of Orlando Florida (A1/A+)(b)
60,000	5.000		10/01/2027	63,415
JEA Water And Sewer System RB 2017 Series A (Aa2/AA+)
75,000	5.000		10/01/2025	77,552
Miami-Dade County Water And Sewer System Revenue Refunding Bonds Series 2017B (Aa3/AA-)
50,000	5.000		10/01/2032	51,224
Orange County Florida Tourist Development Tax RB Refunding Series 2010 (NR/AA-)
50,000	5.000		10/01/2024	50,631
Orlando Utilities Commission Utility System RB Series 2018A (Aa2/AA)
70,000	5.000		10/01/2032	75,177
Orlando Utilities Commission Utility System Revenue Refunding Bonds Series 2013A (Aa2/AA)
70,000	5.000		10/01/2024	71,194
Reedy Creek Improvement District Florida Ad Valorem Tax Bonds Series 2017A (Aa3/AA-)
60,000	5.000		06/01/2030	63,635
School District Of Pasco County Sales Tax RB Series 2013 (A1/NR)
50,000	5.000		10/01/2024	50,816
Seminole County Water And Sewer Refunding RB Series 2015 A (Aa2/AA+)
50,000	4.000		10/01/2030	50,663
State Of Florida Full Faith And Credit State Board Of Education Public Education Capital Outlay Refunding Bonds 2022 Series B Forward Delivery (Aaa/AAA)
50,000	5.000		06/01/2028	54,617
State Of Florida State Board Of Education Full Faith And Credit Public Education Capital Outlay Refunding Bonds 2015 Series A (Aaa/AAA)
100,000	5.000		06/01/2026	101,477

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Tampa Bay Wtr Fla Util Sys Rev Ref & Impt Rev Bonds 2001 A (Aa1/AA+)
$50,000	6.000%		10/01/2029	$58,550
The School Board Of Miami-Dade County Florida Certificates Of Participation Series 2015D (Aaa/AAA)
75,000	4.000		02/01/2032	76,183

				1,084,193

Georgia – 0.3%
Forsyth County School District Georgia GO Bonds Series 2020 (Aa2/NR)
50,000	5.000		02/01/2030	56,324

Hawaii – 4.1%
City And County Of Honolulu GO Bonds Series C (Aa2/NR)
50,000	4.000		10/01/2033	50,461
City And County Of Honolulu GO Bonds Series 2017D Tax- Exempt Refunding Bonds (Aa2/NR)
50,000	5.000		09/01/2032	53,434
City And County Of Honolulu GO Bonds Series 2018A Tax Exempt (Aa2/NR)
50,000	5.000		09/01/2029	54,401
City And County Of Honolulu GO Bonds Series 2021E Honolulu Rail Transit Project (Aa2/NR)
50,000	5.000		03/01/2029	54,927
City And County Of Honolulu GO Bonds Series 2022A Tax Exempt Forward Refunding (Aa2/NR)
50,000	5.000		11/01/2027	53,874
City And County Of Honolulu GO Tax Exempt Refunding Bonds Series 2017D (Aa2/NR)
50,000	5.000		09/01/2033	53,415
City And County Of Honolulu Wastewater System RB Junior Series 2015A Refunding Second Bond Resolution (Aa3/NR)
100,000	5.000		07/01/2026	102,934
State Of Hawaii GO Bonds Of 2015 Series ET (Aa2/AA+)(b)
120,000	3.250		10/01/2025	119,862
State Of Hawaii GO Bonds Of 2017 Series FK (Aa2/AA+)
60,000	5.000		05/01/2024	60,634
State Of Hawaii GO Bonds Of 2018 Series FT (Aa2/AA+)
50,000	5.000		01/01/2034	53,708
State Of Hawaii GO Bonds Series 2017 FK (Aa2/AA+)
50,000	5.000		05/01/2033	53,115
State Of Hawaii GO Refunding Bonds Of 2017 Series FN (Aa2/AA+)
50,000	5.000		10/01/2029	53,588
State Of Hawaii GO Refunding Bonds Series 2017 FN (Aa2/AA+)
50,000	5.000		10/01/2026	52,728

				817,081

Illinois – 2.7%
Illinois Finance Authority RB Rush University Medical Center Obligated Group Series 2015A (A1/A+)
50,000	5.000		11/15/2029	50,999
70,000	5.000		11/15/2034	71,167
Illinois St GO Bonds October 2020 B (A3/A-)
100,000	4.000		10/01/2032	101,220

Municipal Bonds – (continued)
Illinois – (continued)
Illinois St GO Bonds October 2020 B (A3/A-) – (continued)
60,000	4.000		10/01/2034	60,170
Regional Transn Auth Ill Go Bonds 2004A (Aa3/AA)
50,000	5.750		06/01/2029	56,078
Sales Tax Securitization Corp. Sales Tax Securitization Bonds Series 2023A Social Bonds (NR/AA-)
60,000	3.000		01/01/2027	57,939
State Of Illinois GO Bonds Series November 2019A (A3/A-)
50,000	5.000		11/01/2026	51,975
State Of Illinois GO Bonds Series Of December 2017B (A3/A-)
75,000	5.000		12/01/2025	77,064

				526,612

Indiana – 0.5%
Indiana Revenues Special Program Carmel Jr Waterworks Project Series 2008 B (A1/AA)
55,000	0.000	(a)	06/01/2031	40,956
The Trustees Of Indiana University Indiana University Consolidated RB Series 2015A (Aaa/AAA)
60,000	5.000		06/01/2026	61,713

				102,669

Iowa – 0.8%
Board Of Regents State Of Iowa Hospital Revenue Refunding Bonds Series S.U.I. 2022C University Of Iowa Hospitals And Clinics (Aa2/AA+)
50,000	5.000		09/01/2028	54,356
Iowa Finance Authority State Revolving Fund RB Series 2017 Green Bonds (Aaa/AAA)
50,000	5.000		08/01/2027	53,691
50,000	5.000		08/01/2030	53,773

				161,820

Kansas – 0.3%
Johnson County Kansas GO Internal Improvement Bonds Series 2018A (Aaa/AAA)
60,000	5.000		09/01/2024	60,984

Kentucky – 0.6%
Kentucky Municipal Power Agency Power System Revenue Refunding Bonds for Prairie State Project Series 2015A (Baa1/NR)
50,000	5.000		09/01/2025	51,207
Kentucky Municipal Power Agency Power System Revenue Refunding Bonds Prairie State Project Series 2015A (Baa1/NR)
75,000	5.000		09/01/2024	75,974

				127,181

Louisiana – 1.1%
City of New Orleans GO Refunding Bonds Series 2022 (A2/A+)
50,000	5.000		12/01/2025	51,738
City of Shreveport La Water & Sewer RB Junior Lien Series 2018C (Baa2/AA)
60,000	5.000		12/01/2026	62,739
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds Series 2017 GO Zone Non-Amt (NR/BBB)
100,000	3.500		11/01/2032	94,358

				208,835

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – 1.9%
Montgomery County GO Consolidated Public Improvement Bonds Series 2020 A (Aaa/AAA)
$50,000	4.000%	08/01/2031	$53,181
State Of Maryland GO Bonds State And Local Facilities Loan Of 2019 First Series Tax Exempt Bonds Bidding Group 1 (Aaa/ AAA)
70,000	5.000	03/15/2027	74,717
State Of Maryland GO Bonds State And Local Facilities Loan Of 2020 Second Series A Tax Exempt Bonds Bidding Group 2 (Aaa/AAA)
50,000	5.000	08/01/2032	56,593
State Of Maryland GO Bonds State And Local Facilities Loan Of 2020 Second Series A Tax Exempt Bonds Second Series A Bidding Group 1 Bonds (Aaa/AAA)
50,000	5.000	08/01/2028	54,870
75,000	5.000	08/01/2030	84,895
Washington Suburban Sanitary District Maryland Consolidated Public Improvement Refunding Bonds Of 2020 Montgomery And Prince George’s Counties Maryland (Aaa/AAA)
50,000	5.000	06/01/2030	56,508

			380,764

Massachusetts – 1.7%
Commonwealth Of Massachusetts GO Bonds Consolidated Loan of 2019 Series F (Aa1/AA+)
95,000	5.000	05/01/2029	105,670
Commonwealth Of Massachusetts GO Refunding Bonds 2018 Series C (Aa1/AA+)
60,000	5.000	09/01/2032	69,847
Massachusetts Bay Transportation Authority RB Series 2005 A (Aa2/AA+)
50,000	5.000	07/01/2025	51,550
Massachusetts Water Pollution Abatement Trust State Revolving Fund Refunding Bonds Series 2014 (Aaa/AAA)
60,000	5.000	08/01/2024	60,931
School Building Authority Senior Dedicated Sales Tax Refunding Bonds Series 2015 C (Aa2/AA+)
50,000	5.000	08/15/2025	51,699

			339,697

Michigan – 1.6%
Michigan Financial Authority Sparrow Obligated Group Refunding Bonds 2015 (NR/A-)
30,000	5.000	11/15/2031	30,371
Michigan Financial Authority Sparrow Obligated Group Refunding Bonds 2015 (NR/NR)(b)
20,000	5.000	05/15/2025	20,567
Michigan State Building Authority 2013 RB and Refunding Bonds Series 1-A (Aa2-/AA-)
50,000	5.000	10/15/2029	50,076
Michigan State Housing Development Authority Rental Housing RB 2019 Series A-1 Non-Amt (NR/AA+)
75,000	2.875	10/01/2034	66,362
Royal Oak Hospital Finance Authority RB Refunding Bonds for William Beaumont Hospital Obligated Group Series 2014D (Aa3/AA)(b)
75,000	5.000	03/01/2024	75,557

Municipal Bonds – (continued)
Michigan – (continued)
State Of Michigan GO Environmental Program And Refunding Bonds Series 2017A Tax Exempt (Aa1/AA)
75,000	5.000	05/01/2026	78,464

			321,397

Minnesota – 0.4%
State Of Minnesota GO State Various Purpose Bonds Series 2018A (Aaa/AAA)
80,000	5.000	08/01/2031	87,999

Mississippi – 0.6%

Mississippi Development Bank Special Obligation Bonds
Series 2015A Jackson Public School District GO Refunding
Bond Project Series 2015B Jackson Public School District
Limited Tax Refunding Note Project (NR/A+)

60,000	5.000	04/01/2026	62,069
State Of Mississippi Tax Exempt GO Bonds Series 2015A (Aa2/AA)(b)
50,000	4.000	10/01/2025	50,668

			112,737

Missouri – 1.8%
Jackson County Special Obligation Refunding Bonds for Harry S. Truman Sports Complex Project Series 2014 (Aa3/NR)
50,000	5.000	12/01/2024	50,794
Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds for Plum Point Project Series 2014A (A3/A-)
50,000	5.000	01/01/2026	50,902
Missouri Joint Municipal Electric Utility Commission Power Project RB Refunding Bonds for Prairie State Project Series 2015A (A2/NR)
50,000	5.000	12/01/2030	51,055
The School District Of Springfield R-Xii Springfield Missouri GO School Refunding Bonds 2017 Missouri Direct Deposit Program (NR/AA+)
200,000	4.000	03/01/2029	207,044

			359,795

Montana – 0.4%
City Of Forsyth Rosebud County Montana Pollution Control Revenue Refunding Bonds Puget Sound Energy Project Series 2013A Non-Amt (NR/A-)(c)
90,000	3.900	03/01/2031	85,314

Nebraska – 0.6%
The University Of Nebraska Facilities Corp. Facilities Bonds Series 2018 (Aa1/AA)
60,000	5.000	07/15/2026	63,027
The University Of Nebraska Facilities Corporation Facilities Bonds Series 2018 (Aa1/AA)
50,000	5.000	07/15/2025	51,613

			114,640

Nevada – 1.8%
Clark County Nevada GO Limited Tax Detention Center Bonds Additionally Secured By Pledged Revenues Series 2019 (Aa1/AA+)
80,000	5.000	06/01/2025	82,293
50,000	5.000	06/01/2031	55,237

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Nevada – (continued)
Clark County School District GO Limited Tax Building And Refunding Bonds Series 2017C (A1/A+)
$50,000	5.000%		06/15/2026	$52,232
50,000	5.000		06/15/2027	53,018
50,000	5.000		06/15/2029	53,284
Clark County School District Nevada GO Limited Tax School Bonds Additionally Secured By Pledged Revenues Series 2015D (A1/A+)
65,000	4.000		06/15/2032	65,403

				361,467

New Hampshire – 0.3%
New Hampshire Municipal Bond Bank Series 2022 C (NR/AA+)
50,000	5.000		08/15/2024	50,805

New Jersey – 2.8%
Higher Education Student Assistance Authority Senior Student Loan Revenue Refunding Bonds Series 2018B (NR/AA)
50,000	5.000		12/01/2027	51,839
New Jersey Economic Development Authority School Facilities Construction Bonds Series 2015 WW (A2/A-)(b)
50,000	4.625		06/15/2025	51,300
New Jersey Health Care Facilities Financing Authority RB Valley Health System Obligated Group Series 2019 (NR/A)
50,000	5.000		07/01/2032	53,635
New Jersey State Transportation Authority System Bonds Series 2006C (A1/AA)
60,000	0.000	(a)	12/15/2029	47,492
New Jersey State Transportation Authority System Bonds Series 2006C (A2/A-)
65,000	0.000	(a)	12/15/2028	53,540
New Jersey Transportation Trust Fund Authority Bonds Series 2006 C (A2/A-)
80,000	0.000	(a)	12/15/2027	68,351
New Jersey Transportation Trust Fund Authority Bonds Series 2006 C (A2/A-)
60,000	0.000	(a)	12/15/2025	55,099
New Jersey Transportation Trust Fund Authority Capital Appreciation Bonds Series 2010 A (A2/A-)
50,000	0.000	(a)	12/15/2034	31,585
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)
50,000	0.000	(a)	12/15/2031	36,176
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (Baa1/BBB)
50,000	5.000		12/15/2025	51,617
New Jersey Transportation Trust Fund Authority Transportation System Bonds Series 2009A (A2/A-)
80,000	0.000	(a)	12/15/2033	53,026

				553,660

New Mexico – 1.1%
Albuquerque Bernalillo County Water Utility Authority Senior Lien Joint Water And Sewer System Refunding And Improvement RB (Aa2/AA+)
70,000	5.000		07/01/2025	72,158

Municipal Bonds – (continued)
New Mexico – (continued)
New Mexico Capital Projects GO Bonds Series 2015 (Aa2/AA)
50,000	5.000		03/01/2025	51,273
New Mexico Hospital Equipment Loan Council Hospital System RB Presbyterian Healthcare Services Series 2015A (Aa3/AA)(b)
100,000	5.000		08/01/2025	102,747

				226,178

New York – 16.7%
Dormitory Authority Of The State Of New York New York State Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
50,000	5.000		03/15/2031	55,892
50,000	5.000		03/15/2032	55,814
50,000	5.000		03/15/2033	55,705
90,000	4.000		03/15/2034	94,189
Dormitory Authority Of The State Of New York New York University RB Series 2015A (Aa2/AA-)
100,000	2.800		07/01/2027	98,325
Dormitory Authority Of The State Of New York School Districts RB Financing Program RB Series 2017B (Aa3/AA)
50,000	5.000		10/01/2028	53,645
70,000	5.000		10/01/2032	74,905
Dormitory Authority Of The State Of New York State Personal Income Tax RB General Purpose Series 2014C Tax Exempt Group B (Aa1/AA+)(b)
60,000	5.000		03/15/2024	60,544
Dormitory Authority Of The State Of New York State Sales Tax RB Series 2018A (Aa1/AA+)
50,000	5.000		03/15/2028	54,370
Hudson Yards Infrastructure Corp. Hudson Yards RB Fiscal 2022 Series A Green Bonds (Aa2/AA-)
60,000	5.000		02/15/2032	69,565
Hudson Yards Infrastructure Corporation Revenue Bonds Fiscal Green Bonds Series 2022 A (Aa2/AA-)
50,000	4.000		02/15/2038	49,471
Long Island Power Authority Electric System RB Series C (A2/AA)
50,000	5.250		09/01/2029	55,657
Metropolitan Transportation Authority RB Series 2014B (A3/BBB+)(b)
50,000	5.000		05/15/2024	50,594
Metropolitan Transportation Authority Dedicated Tax Fund Refunding Green Bonds Subseries 2017B-2 (NR/AA)
65,000	3.125		11/15/2033	60,275
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
50,000	5.000		11/15/2029	53,447
50,000	5.000		11/15/2033	54,162
Metropolitan Transportation Authority Revenue Refunding Bonds Series 2015C (A3/BBB+)
50,000	5.250		11/15/2029	51,403
Metropolitan Transportation Authority Revenue Refunding for Climate Bond Certified Series 2017B (A3/BBB+)
50,000	5.000		11/15/2027	52,564
Metropolitan Transportation Authority Revenue Refunding for Climate Bond Certified Series 2017C-1 (A3/BBB+)
50,000	5.000		11/15/2025	51,353

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017C-1 (A3/BBB+)
$50,000	5.000%		11/15/2027	$52,564
130,000	0.000	(a)	11/15/2033	85,285
55,000	5.000		11/15/2034	57,734
50,000	3.250		11/15/2036	42,973
Monroe County Industrial Development Corp. Tax Exempt RB The Rochester General Hospital Project Series 2013 Series 2013B (NR/BBB+)
70,000	3.600		12/01/2032	64,443
New York City GO Bonds Fiscal 2019 Series A (Aa2/AA)
50,000	5.000		08/01/2025	51,691
New York City Housing Development Corp. Multi-Family Housing RB 2017 Series G-1 Sustainable Neighborhood Bonds (Aa2/AA+)
75,000	3.450		11/01/2037	67,512
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution RB Fiscal 2021 Series CC Subseries CC-3 (Aa1/AA+)
100,000	5.000		06/15/2032	116,777
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution RB Fiscal Series 2015 FF (Aa1/AA+)
50,000	5.000		06/15/2032	51,424
New York City Transitional Finance Authority Building Aid RB Fiscal 2015 Series S-1 (Aa2/AA)
50,000	5.000		07/15/2029	51,118
New York City Transitional Finance Authority Building Aid RB Fiscal 2023 Series S-1 Subseries S-1A Tax Exempt Bonds (Aa2/AA)
80,000	5.000		07/15/2030	90,223
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2001 Series C (Aa1/AAA)
50,000	5.000		02/01/2030	55,367
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2010 Subseries G-5 (Aa1/AAA)
50,000	5.000		05/01/2030	55,567
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Series A Subseries A-1 (Aa1/AAA)
50,000	5.000		08/01/2034	53,938
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2021 Series D Subseries D-1 Tax Exempt Bonds (Aa1/AAA)
50,000	5.000		11/01/2034	55,554
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series A Subseries A-1 Tax Exempt Bonds (Aa1/AAA)
50,000	5.000		11/01/2027	54,017
50,000	5.000		11/01/2028	54,792
65,000	5.000		11/01/2034	73,103
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series C Subseries C-1 Tax Exempt (Aa1/AAA)
50,000	5.000		02/01/2035	56,261

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2016 Series C (Aa1/AAA)
60,000	5.000		11/01/2027	62,008
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
50,000	5.000		11/15/2032	51,150
50,000	3.500		11/15/2034	47,744
New York State Dormitory Authority RB for Memorial Sloan- Kettering Cancer Center (NR/NR)
55,000	0.000	(a)	07/01/2026	50,082
90,000	0.000	(a)	07/01/2027	79,501

New York State Environmental Facilities Corp. State Clean Water
And Drinking Water Revolving Funds RB New York City
Municipal Water Finance Authority Projects – Second
Resolution Bonds Series 2017 E Subordinated Srf Bonds (Aaa/
AAA)

60,000	5.000		06/15/2030	64,450
Sales Tax Asset Receivable Corp. Sales Tax Asset RB Fiscal 2015 Series A (NR/AA+)(b)
65,000	5.000		10/15/2024	66,205
60,000	5.000		10/15/2024	61,112
The City Of New York GO Bonds Fiscal 2014 Series I Subseries I-1 (Aa2/AA)
70,000	5.000		03/01/2025	70,614
The City Of New York GO Bonds Fiscal 2018 Series 1 (Aa2/AA)
50,000	5.000		08/01/2025	51,691
50,000	5.000		08/01/2026	52,641
50,000	5.000		08/01/2031	53,309
The City Of New York GO Bonds Fiscal 2021 Series C (Aa2/AA)
70,000	5.000		08/01/2030	78,443
50,000	5.000		08/01/2034	55,374
The City Of New York GO BondsFiscal 2019 Series A (Aa2/AA)
70,000	5.000		08/01/2026	73,697
Triborough Bridge And Tunnel Authority MTA Bridges And Tunnels Payroll Mobility Tax Senior Lien Refunding Green Bonds Series 2023A Climate Bond Certified (NR/AA+)
50,000	5.000		11/15/2029	55,792

				3,316,036

North Carolina – 1.0%
County Of Wake Limited Obligation Bonds Series 2021 (Aa1/AA+)
50,000	4.000		03/01/2034	52,642
County Of Wake North Carolina GO Public Improvement Bonds Series 2014 (Aaa/AAA)
60,000	5.000		09/01/2024	61,019
North Carolina Medical Care Commission Health Care Facilities RB Vidant Health Series 2015 (A2/A+)
90,000	4.000		06/01/2034	90,169

				203,830

North Dakota – 0.8%
North Dakota Public Finance Authority Revolving Fund Program Bonds Series 2022A (Aaa/AAA)
70,000	5.000		10/01/2031	80,217

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Dakota – (continued)
State Of North Dakota North Dakota Housing Finance Agency Housing Finance Program Bonds Home Mortgage Finance Program 2021 Series B Nonamt Social Bonds (Aa1/NR)
$100,000	2.300%	07/01/2036	$79,714

			159,931

Ohio – 3.3%
American Municipal Power Inc. Prairie State Energy Campus Project RB Refunding Series 2019C (A1/A)
50,000	5.000	02/15/2033	54,840
City Of Columbus Ohio Various Purpose Limited Tax Bonds Series 2015A (Aaa/AAA)
80,000	5.000	07/01/2025	82,582
City Of Columbus Sewerage System RB Refunding Series 2015 (Aa1/AA)
50,000	5.000	06/01/2030	52,271
Cuyahoga County Certificates Of Participation for Convention Hotel Project Series 2014 (A1/AA-)
35,000	5.000	12/01/2028	35,248
Hamilton County Ohio Sewer System Refunding RB 2014 Series A The Metropolitan Sewer District Of Greater Cincinnati (Aa2/AA+)
80,000	5.000	12/01/2027	81,572
Ohio Housing Finance Agency Residential Mortgage RB Mortgage-Backed Securities Program 2022 Series A Non-Amt Social Bonds (Aaa/NR)
50,000	2.300	03/01/2033	42,965
Ohio Water Development Authority State Of Ohio Water Pollution Control Loan Fund RB Series 2020B (Aaa/AAA)
50,000	5.250	12/01/2035	56,542
85,000	4.000	12/01/2037	85,480
State Of Ohio Higher Education GO Bonds Series 2015C (Aa1/AA+)(b)
50,000	5.000	05/01/2025	51,427
State Of Ohio Infrastructure Improvement GO Refunding Bonds Series 2015C (Aa1/AA+)
50,000	5.000	09/01/2026	52,732
State Of Ohio Higher Education GO Refunding Bonds Series 2017C (Aa1/AA+)
50,000	5.000	08/01/2027	53,653

			649,312

Oklahoma – 0.6%
Board of Regents of The Oklahoma A&M University General Revenue Refunding Bonds Series 2017A (NR/AA-)
75,000	4.000	07/01/2034	75,175
Grand River Dam Authority RB Series 2014A (A1/AA-)
50,000	3.375	06/01/2034	48,777

			123,952

Oregon – 1.4%
City Of Portland Oregon Second Lien Sewer System RB 2020 Series A (Aa2/AA)
60,000	5.000	03/01/2027	63,910
Hillsboro School District No. 1J Washington Yamhill And Multnomah Counties Oregon GO Bonds Series 2017 (Aa1/NR)
60,000	5.000	06/15/2025	61,761

Municipal Bonds – (continued)
Oregon – (continued)
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
60,000	5.000	08/15/2026	62,345
State Of Oregon Housing And Community Services Department Mortgage RB Single-Family Mortgage Program 2017 Series D Non-Amt (Aa2/NR)
85,000	3.150	07/01/2032	82,874

			270,890

Pennsylvania – 2.7%
Commonwealth Financing Authority Tax Exempt RB Series 2015 A (A1/A)
70,000	5.000	06/01/2033	71,299
Commonwealth Of Pennsylvania GO Bonds First Series Of 2018 (Aa3/A+)
50,000	5.000	03/01/2025	51,251
Commonwealth Of Pennsylvania GO Bonds: First Series Of 2016 And First Refunding Series Of 2016 (Aa3/A+)
100,000	5.000	09/15/2026	105,575
Department of Water and Power of the City of Los Angeles RB Series 2018 D (Aa2/AA-)
50,000	3.250	07/01/2032	47,720
Philadelphia Authority For Industrial Development City Agreement Revenue Refunding Bonds Cultural And Commercial Corridors Program Series A (A1/A)
85,000	5.000	12/01/2031	87,178
Port Authority Of Allegheny County Pennsylvania Special Revenue Transportation Bonds Refunding Series Of 2020 (Aa3/AA-)
50,000	5.000	03/01/2029	54,610
Sports And Exhibition Authority Of Pittsburgh And Allegheny County Allegheny County Pennsylvania Hotel Room Excise Tax RB Refunding Series A Of 2022 (A2/AA)
50,000	5.000	02/01/2031	55,781
60,000	5.000	02/01/2032	67,524

			540,938

South Carolina – 0.5%
Scago Educational Facilities Corp. For Pickens School District Installment Purchase Refunding RB School District Of Pickens County Project Series 2015 (A1/A)
90,000	5.000	12/01/2027	92,107

Tennessee – 1.7%
State Of Tennessee GO Bonds Series 2015 A (Aaa/AAA)(b)
50,000	5.000	08/01/2025	51,607
Tennessee State School Bond Authority Higher Educational Facilities Second Program Bonds 2017 Refunding Series B (Aa1/AA+)
50,000	5.000	11/01/2027	53,935
Tennessee State School Bond Authority Higher Educational Facilities Second Program Bonds 2017 Series A (Aa1/AA+)
50,000	5.000	11/01/2033	53,355
The Health And Educational Facilities Board Of The Metropolitan Government Of Nashville And Davidson County Tennessee RB Vanderbilt University Medical Center Series 2021A (NR/A)
50,000	5.000	07/01/2031	54,406

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued)

August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
The Metropolitan Government Of Nashville And Davidson County GO Improvement Bonds Series 2015C (Aa2/AA)
$50,000	5.000%	07/01/2027	$51,505
The Metropolitan Government Of Nashville And Davidson County GO Improvement Bonds Series 2021C (Aa2/AA)
80,000	3.000	01/01/2034	76,115

			340,923

Texas – 10.5%
Austin Independent School District A Political Subdivision Of The State Of Texas Located In Travis County Texas Unlimited Tax School Building Bonds Series 2023 Non-Psf (Aaa/NR)
90,000	5.000	08/01/2028	98,121
Austin Tex Pub Impt Refunding Bonds 2020 (NR/AAA)
50,000	5.000	09/01/2029	55,435
Austin Tex Wtr & Wastewater Sys Rev Ref Bonds 2014 (Aa2/AA)
80,000	5.000	11/15/2028	81,016
Bexar County Texas Flood Control Tax Refunding Bonds Series 2014 (Aaa/AAA)(b)
80,000	4.000	06/15/2024	80,394
Board Of Regents Of The Texas A&M University System Revenue Financing System Bonds Series 2017E (Aaa/AAA)
50,000	5.000	05/15/2028	53,183
Board Of Regents Of The University Of Houston System Consolidated Revenue And Refunding Bonds Series 2022A (Aa2/AA)
60,000	5.000	02/15/2031	67,735
Board Of Regents Of The University Of Texas System Revenue Financing System Refunding Bonds Series 2019A (Aaa/AAA)
50,000	5.000	08/15/2032	54,946
City Of Austin Travis, Williamson And Hays Counties Electric Utility System RB Refunding Bonds Series 2015A (Aa3/AA-)
50,000	5.000	11/15/2025	51,795
City Of Dallas Texas GO Refunding Bonds Series 2019B (NR/AA-)
75,000	5.000	02/15/2026	78,038
City Of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2017B (Aa2/NR)
80,000	5.000	11/15/2025	82,855
City Of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2018D (Aa2/NR)
70,000	5.000	11/15/2032	75,852
City Of Waco Texas Mclennan County GO Refunding Bonds Series 2015 (Aa1/AA+)
90,000	5.000	02/01/2026	90,566
Collin County Community College District Texas Limited Tax Bonds Series 2018 (Aaa/AAA)
75,000	4.000	08/15/2031	76,701
Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Refunding Bonds Series 2014A (Aa2/AA+)(b)
65,000	5.000	12/01/2024	66,270
Harris County Cultural Education Facilities Finance Corporation Hospital RB for Memorial Hermann Health System Series 2019A (A1/A+)
50,000	5.000	12/01/2027	53,282

Municipal Bonds – (continued)
Texas – (continued)
Harris County Flood Control District Improvement Refunding Bonds Series 2015A (Aaa/AAA)
70,000	5.000	10/01/2027	72,277
Harris County Permanent Improvement Refunding Bonds Series 2022A (Aaa/NR)
50,000	5.000	10/01/2026	52,667
Harris County Texas Tax And Subordinate Lien Revenue Refunding Bonds Series 2022A (Aaa/NR)
50,000	5.000	08/15/2027	53,561
60,000	5.000	08/15/2032	68,588
Hurst-Euless-Bedford Independent School District Unlimited Tax Refunding Bonds Series 2017A (NR/AA+)
60,000	5.000	08/15/2027	64,182
60,000	5.000	08/15/2028	64,308
North Texas Municipal Water District Water System RB Refunding Bonds Series 2021A (Aa1/AAA)
50,000	4.000	09/01/2030	52,847
50,000	3.000	09/01/2032	47,073
North Texas Municipal Water District Water System Revenue Refunding and Improvement Bonds Series 2015 (Aa1/AAA)
60,000	5.000	09/01/2028	62,254
Northwest Independent School District Unlimited Tax Refunding Bonds Series 2015 (AAA/NR)(b)
50,000	5.000	02/15/2025	51,131
Tarrant Regional Water District Revenue Refunding Bonds Series 2015 (NR/AAA)
80,000	5.000	03/01/2029	81,901
Texas Water Development Board State Revolving Fund RB New Series 2022 (NR/AAA)
65,000	5.000	08/01/2032	74,326
Texas Water Development Board State Water Implementation Revenue Fund For Texas RB Series 2015A (NR/AAA)
50,000	5.000	10/15/2029	51,857
50,000	5.000	10/15/2030	51,877
50,000	4.000	10/15/2032	50,312
Trinity River Authority Of Texas Regional Wastewater System Revenue Improvement And Refunding Bonds Series 2018 (NR/AAA)
50,000	5.000	08/01/2033	53,963
Trinity River Authority Regional Wastewater System Revenue Improvement And Refunding Bonds Series 2017b (NR/AAA)
50,000	5.000	08/01/2030	53,014

			2,072,327

Utah – 1.5%
Central Valley Water Reclamation Facility Sewer RB Series 2021C Green Bonds (NR/AA)
75,000	4.000	03/01/2036	77,041
State Board Of Regents Of The State Of Utah University Of Utah General Revenue Series 2017A (Aa1/AA+)
50,000	5.000	08/01/2031	53,219
Utah Board Of Higher Education University Of Utah General RB Series 2022B Green Bonds (Aa1/AA+)
50,000	5.000	08/01/2030	56,296
Utah Transit Authority Sales Tax Revenue Refunding Bonds Series 2006 C (Aa2/AA+)
50,000	5.250	06/15/2032	57,338

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Utah – (continued)
Utah Transit Authority Subordinate Sales Tax RB Refunding Series 2015A Series 2015A (Aa3/AA)(b)
$50,000	5.000%	06/15/2025	$51,535

			295,429

Virginia – 3.2%
Fairfax County Economic Development Authority Virginia Fairfax County Facilities Revenue And Refunding Bonds Series 2014 A County Facilities Projects (Aa1/SS+)(b)
100,000	5.000	10/01/2024	101,791
Fairfax County Public Improvement Bonds Series 2022A (Aaa/ AAA)
120,000	4.000	10/01/2025	121,915
Fairfax County Virginia Public Improvement Bonds Series 2023A (Aaa/AAA)
50,000	4.000	10/01/2031	53,730
90,000	4.000	10/01/2034	95,652
Upper Occoquan Sewage Authority Regional Sewerage System RB Refunding Series 2014 (Aa1/AAA)(b)
50,000	4.000	07/01/2025	50,655
Virginia College Building Authority Educational Facilities Revenue Refunding Bonds 21St Century College And Equipment Programs Series 2017E (Aa1/AA+)
50,000	5.000	02/01/2029	54,182
Virginia College Building Authority Virginia Educational Facilities Revenue Refunding Bonds Public Higher Education Financing Program Series 2016A (Aa1/AA+)
55,000	3.000	09/01/2026	54,084
Virginia Educational Facilities RB Refunding for Public Higher Education Financing Program Series 2016A (Aa1/AA+)
50,000	5.000	09/01/2028	52,542
Virginia Port Authority Port Facilities RB Refunding Series 2015A (NR/NR)(b)
50,000	5.000	07/01/2025	51,354

			635,905

Washington – 3.3%
Federal Way School District No. 210 Washington Unlimited Tax GO And Refunding Bonds 2019 Washington State School Credit Enhancement Program (Aaa/NR)
75,000	3.000	12/01/2033	70,772
Northshore School District No. 417 King and Snohomish Counties Unlimited Tax GO Bonds Series 2014 (Aaa/AA+)
50,000	4.000	12/01/2033	50,110
State Of Washington Various Purpose GO Bonds Series 2015B (Aaa/AA+)
90,000	5.000	02/01/2026	91,951
State Of Washington Various Purpose GO Bonds Series 2016A-1 (Aaa/AA+)
50,000	5.000	08/01/2030	51,393
State Of Washington Various Purpose GO Bonds Series 2019A (Aaa/AA+)
50,000	5.000	08/01/2032	54,431
65,000	5.000	08/01/2034	70,519
State Of Washington Various Purpose GO Bonds Series 2023B (Aaa/AA+)
60,000	5.000	02/01/2027	63,801

Municipal Bonds – (continued)
Washington – (continued)
State Of Washington Various Purpose GO Refunding Bonds Series R-2018D (Aaa/AA+)
50,000	5.000	08/01/2031	53,464
The Central Puget Sound Regional Transit Authority Sales Tax and Motor Vehicle Excise Tax Improvement and Refunding Bonds Series 2021S-1 Green Bonds (Aa1/AAA)
50,000	5.000	11/01/2030	56,686
University Of Washington General Revenue And Refunding Bonds 2015C (Aaa/AA+)
90,000	4.000	12/01/2028	90,886

			654,013

Wisconsin – 1.0%
Public Finance Authority Lease Development RB for Ku Campus Development Corp. Central District Development Project Series 2016 (Aa2/NR)
50,000	5.000	03/01/2030	51,712
State Of Wisconsin GO Refunding Bonds Series 2016 (NR/NR)(b)
50,000	5.000	05/01/2026	52,400
Wisconsin Health And Educational Facilities Authority Revenue Refunding Bonds Series 2015 Prohealth Care Inc. Obligated Group (A1/A+)
105,000	3.150	08/15/2027	101,606

			205,718

TOTAL MUNICIPAL BONDS
(Cost $19,581,478)			$19,402,204

Shares	Dividend Rate		Value

Investment Company – 0.6%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
114,880	5.234%		$114,880
(Cost $114,880)

TOTAL INVESTMENTS – 98.4%
(Cost $19,696,358)			$19,517,084

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			313,859

NET ASSETS – 100.0%			$19,830,943

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2023. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued)

August 31, 2023

Investment Abbreviations:
AMT	—Alternative Minimum Tax (subject to)
GO	—General Obligation
MTA	—Metropolitan Transportation Authority
NR	—Not Rated
RB	—Revenue Bond

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Statement of Assets and Liabilities

August 31, 2023

Community Municipal Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $19,581,478)	$19,402,204

Investments in affiliated issuers, at value (cost $114,880)	114,880

Cash	50,001

Receivables:

Dividends and interest	236,017
Investments sold	226,931

Total assets	20,030,033

Liabilities:

Payables:

Investments purchased	196,091
Management fees	2,999

Total liabilities	199,090

Net Assets:

Paid-in capital	19,964,233

Total distributable loss	(133,290)

NET ASSETS	$19,830,943
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	400,000

Net asset value per share:	$49.58

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Statement of Operations

For the Period Ended August 31, 2023

Community Municipal Bond ETF*
Investment income:

Interest	$289,250

Dividends — affiliated issuers	1,060

Total investment income	290,310

Expenses:

Trustee fees	19,413

Management fees	5,037

Total expenses	24,450

Less — expense reductions	(32)

Net expenses	24,418

NET INVESTMENT INCOME	265,892

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(4,812)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(179,274)

Net realized and unrealized loss	(184,086)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,806

*	For the period March 7, 2023 (commencement of operations) through August 31, 2023.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Statement of Changes in Net Assets

Community Municipal Bond ETF
For the Period March 7, 2023* to August 31, 2023
From operations:

Net investment income	$265,892

Net realized loss	(4,812)

Net change in unrealized loss	(179,274)

Net increase in net assets resulting from operations	81,806

Distributions to shareholders:

From distributable earnings	(215,096)

From share transactions:

Proceeds from sales of shares	19,964,233

Net increase in net assets resulting from share transactions	19,964,233

TOTAL INCREASE	19,830,943

Net assets:

Beginning of period	$—

End of period	$19,830,943

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Community Municipal Bond ETF
	For the Period March 7, 2023* to August 31, 2023
Per Share Operating Performance:

Net asset value, beginning of period	$49.91

Net investment income(a)	0.66

Net realized and unrealized loss	(0.45)

Total gain from investment operations	0.21

Distributions to shareholders from net investment income	(0.54)

Net asset value, end of period	$49.58

Market price, end of period	$49.63

Total Return at Net Asset Value(b)	0.42%

Net assets, end of period (in 000’s)	$19,831

Ratio of net expenses to average net assets	0.25	%(c)

Ratio of total expenses to average net assets	0.25	%(c)

Ratio of net investment income to average net assets	2.72	%(c)

Portfolio turnover rate(d)	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs Community Municipal Bond ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The Fund commenced operations on March 7, 2023.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Community Municipal Index (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Fund’s shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares at its respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

23

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

24

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2023:

COMMUNITY MUNICIPAL BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$19,402,204	$—

Investment Company	114,880	—	—

Total	$114,880	$19,402,204	$—

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the period ended August 31, 2023, contractual and effective net unitary management fees with GSAM was 0.25%.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Money Market Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Money Market Fund in which the Fund invests. For the period ended August 31, 2023, the management fee waived by GSAM for each Fund was $32.

B. Other Transactions with Affiliates — For the period ended August 31, 2023, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares as of and for the period ended August 31, 2023.

Fund	Beginning value as of March 7, 2023*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
Community Municipal Bond ETF	$—	$484,837	$(369,957)	$114,880	114,880	$1,060

*	Commencement of operations.

25

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Notes to Financial Statements (continued)

August 31, 2023

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

	Community Municipal Bond ETF

	For the period* March 7, 2023 through August 31, 2023

	Shares	Dollars

Fund Share Activity
Shares Sold	400,000	$19,964,233
Shares Redeemed	—	—

NET INCREASE IN SHARES	400,000	$19,964,233

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2023, were as follows:

Fund	Purchases	Sales
Community Municipal Bond ETF	$21,618,509	$1,918,569

7. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2023 were as follows:

Community Municipal Bond ETF
Distributions paid from:
Tax-exempt income	$214,013
Ordinary income	1,083
Total taxable distributions	$215,096

26

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

7. TAX INFORMATION (continued)

As of August 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

Community Municipal Bond ETF
Undistributed tax exempt income— net	$48,484
Capital loss carryforwards:
Perpetual Short-Term	$(4,824)
Unrealized gains (losses) — net	(176,950)
Total accumulated earnings (losses) net	$(133,290)

As of August 31, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Community Municipal Bond ETF
Tax Cost	$19,694,034
Gross unrealized gain	7,461
Gross unrealized loss	(184,411)
Net unrealized gains (losses)	$(176,950)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to differences in the tax treatment of market discount accretion and premium amortization.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, (or a Reference Index if applicable) including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

ESG Standards Risk — The application of the Index Provider’s methodology when constructing the Index generally will affect the Fund’s exposure to certain issuers, sectors, and regions and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund generally will not invest in issuers that the Index Provider’s methodology screens as a result of certain social or environmental factors (e.g., funds tied to alcohol, tobacco, gambling, transportation, or correctional facilities). Application of the Index’s ESG criteria may also affect the Fund’s performance relative to similar funds that do not seek to track indexes that utilize such criteria. The Fund and GSAM rely on the Index Provider to determine whether the Index’s ESG criteria are met and do not perform a separate ESG analysis of Index constituents. When assessing whether an issuer meets the Index’s ESG criteria, the Index Provider generally will rely on third-party data that it believes to be reliable, but it

27

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Notes to Financial Statements (continued)

August 31, 2023

8. OTHER RISKS (continued)

does not guarantee the accuracy of such third-party data. ESG information from the Index Provider and other third-party data providers may be incomplete, inaccurate or unavailable and may vary significantly from one third-party data provider to another, which may adversely impact the Fund’s investments. Certain investments may be dependent on U.S. government policies, including tax incentives and subsidies, which may change without notice. The Index’s ESG criteria may be changed without shareholder approval.

Index Risk — Bloomberg Professional Services (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from an Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold it sinvestment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on (insert exchange for the fund/funds here) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s

28

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

8. OTHER RISKS (continued)

NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Seed Investor Risk — GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s Shares.

State/Territory Specific Risk — The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from municipal securities can significantly affect the demand for and supply, liquidity and marketability of municipal securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s

29

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Notes to Financial Statements (continued)

August 31, 2023

8. OTHER RISKS (continued)

holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

30

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Community Municipal Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Community Municipal Bond ETF (the “Fund”) as of August 31, 2023, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 7, 2023 (commencement of operations) through August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period March 7, 2023 (commencement of operations) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in Goldman Sachs fund complex since 2000.

31

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Community Municipal Bond ETF (Unaudited)

Background

The Goldman Sachs Community Municipal Bond ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on March 9, 2023. At a meeting held on September 19-20, 2022 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund. At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund would operate, the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers would operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that seeks to track an index owned and calculated by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fixed income investment strategies. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF. The Trustees noted that a license fee would be payable by the Investment Adviser to Bloomberg Professional Services for the use of its index. The Trustees also considered information provided

32

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Community Municipal Bond ETF (Unaudited) (continued)

regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group. They further noted that the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (e) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for an initial two-year period from its effective date.

33

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Fund Expenses — For the Period Ended August 31, 2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 7, 2023 (commencement of operations) and held for the entire period ended August 31, 2023, which represents a period of 178 days of a 365 day year (or less where indicated).

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Community Municipal Bond ETF*
	Beginning Account Value 3/7/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23**
Actual based on NAV	$1,000.00	$1,004.20		$1.22
Hypothetical 5% return	1,000.00	1,023.17	+	1.23

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Fund commenced operations on March 7, 2023.

**	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund

Community Municipal Bond ETF	0.25%

34

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	69	None

35

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 69	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

36

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Community Municipal Bond ETF Fund (Unaudited)

During the year ended August 31, 2023, 99.50% of the distributions from net investment income paid by the Fund were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

37

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs MarketBeta® Total International Equity ETF
Goldman Sachs Future Planet Equity ETF Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
Goldman Sachs North American Pipelines & Power Equity ETF
Goldman Sachs Small Cap Core Equity ETF

INDEX DISCLAIMERS

“Bloomberg®” and the Bloomberg Goldman Sachs Community Municipal Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Goldman Sachs. “Goldman Sachs®” is a trademark of Goldman Sachs and has been licensed by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review, or recommend Goldman Sachs Community Municipal Bond ETF (the “ETF”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

Solactive US Large Cap Index intends to track the performance of the large cap segment in the United States. Constituents are selected and weighted based on free-float market capitalization. The index is calculated as a total return index in USD and reconstituted semi-annually with quarterly IPO reviews.

Solactive GBS Developed Markets Large & Mid Cap Index is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in the developed European market. It is calculated as a total return index in EUR and weighted by free-float market capitalization.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GSAM, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES — WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE — ARISING IN CONNECTION WITH THE FUND OR THE INDEX OR ANY DATA OR VALUES RELATING THERETO — WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO

FUNDS PROFILE

CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Kirchmar Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective September 20, 2023

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

MarketBeta® and ActiveBeta® are registered trademarks of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2023 Goldman Sachs. All rights reserved. 339818-OTU-10/2023 COMMMUNETFAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$789,503	$531,450	Financial Statement audits.

Audit-Related Fees:

• PwC	$176,400	$112,000	Other attest services.

Tax Fees:

• PwC	$ 0	$ 0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,075,449	$1,906,448	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2023 and August 31, 2022 were approximately $176,400 and $112,000, respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, and Lawrence W. Stranghoener, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 3, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 3, 2023